                        ANNUAL REPORT / OCTOBER 31, 2002

                           AIM AGGRESSIVE GROWTH FUND

                                 [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                               AIMinvestments.com

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                                 [COVER IMAGE]

                   SUNFLOWERS IN THE FIELD BY ERIC ISENBURGER

    SUNFLOWERS ARE AMONG THE FASTEST-GROWING PLANTS IN THE BOTANICAL KINGDOM.

      THEY COME IN MANY VARIETIES AND FLOURISH IN A WIDE RANGE OF SOILS AND

    CLIMATES. WE BELIEVE THE DYNAMIC SUNFLOWER REFLECTS THE ATTRIBUTES OF THE

   DIVERSE, RAPIDLY GROWING AND FUNDAMENTALLY STRONG COMPANIES WE SEEK TO OWN

                         IN AIM AGGRESSIVE GROWTH FUND.

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AIM AGGRESSIVE GROWTH FUND SEEKS AGGRESSIVE LONG-TERM GROWTH OF CAPITAL BY INVESTING IN A PORTFOLIO CONSISTING PRIMARILY OF SMALL AND MID-SIZED COMPANY GROWTH STOCKS WHICH MANAGEMENT BELIEVES WILL HAVE EARNINGS GROWTH IN EXCESS OF THE GENERAL ECONOMY.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Aggressive Growth Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.

o Had the advisor not waived fees and/or absorbed expenses for Class A shares in the past, returns would have been lower.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B, Class C and Class R shares will differ due to different sales charge structures and class expenses.

o   Class R shares are generally only available to retirement plans such as section 401 or 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and IRA rollovers from such plans if an AIM fund was offered. They are sold at net asset value, that is, without a sales charge. Class R shares were first offered on June 3, 2002. Returns prior to that date are hypothetical results based on Class A share returns (inception date 5/1/84) at net asset value, adjusted to reflect additional Class R 12b-1 fees. Class R share returns do not include a 0.75% contingent deferred sales charge
    (CDSC) that may be imposed on a total redemption of retirement plan assets within the first year.

o Investing in small and mid-size companies may involve greater risk and potential reward than investing in more established companies. Also, small companies may have business risk, significant stock price fluctuations and illiquidity.

o The fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded blue chip stocks.

o The unmanaged Lipper Mid-Cap Growth Fund Index represents an average of the performance of the 30 largest mid-capitalization growth funds, tracked by Lipper, Inc., an independent mutual fund performance monitor.

o The unmanaged Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

    An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses. Performance of an index of funds reflects fund expenses. Performance of a market index does not.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

   This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.

                              TO OUR SHAREHOLDERS

                    DEAR SHAREHOLDER:

[PHOTO OF           All of us know how difficult the equity markets were during
ROBERT H.           the fiscal year ended October 31, 2002. We are now in the
GRAHAM]             unenviable position of being able to say we have been in a deeper and longer market downturn than that of 1973-74. We know from experience that these conditions do eventually end, though no one can predict exactly when.

                        We are encouraged, however, by the fact that as I write
                    this letter, the U.S. equity market has had several positive weeks in a row. Whether this is the start of a long-term positive trend remains to be seen. In the meantime, let me assure you that all of us at AIM continue to work hard on your behalf.

                        In light of continuing market difficulties, I thought
                    you would appreciate detailed information on some of the methods AIM uses to manage your money. This information is presented in the two pages following this letter. I hope it will provide you with a greater understanding of our investment process, and I encourage you to read it carefully. One of our ongoing goals is to keep all of our shareholders well-informed.

BACK TO BASICS

    When market conditions are as trying as they have been during the fiscal year covered by this report, it is well to keep some investing fundamentals in mind. First, seek professional advice--it is more important now than ever. A financial professional can help you:

    o Understand your entire financial profile before selecting individual investments so you can tailor your portfolio to specific goals and timetables.

    o Learn the characteristics of various asset classes. Recently, many investors have been seeking safety in fixed-income investments. Unfortunately, many do not understand that bond prices move in the opposite direction of interest rates. Existing bonds have been rising in value as interest rates have fallen, contributing to attractive total returns. But rates are now so low the upside potential of bond prices is limited. Sooner or later, the economy will expand more robustly, and interest rates will begin to rise. That will lower bond values, reducing total returns. As ever, diversification is an investing fundamental.

    o Develop reasonable expectations. Historically, stocks have averaged about a 10% return per year, bonds less, facts many of us forgot during the 1990s.

YOUR FUND MANAGERS' OBSERVATIONS

In the following pages, your fund's portfolio managers discuss your fund's performance during the fiscal year and the market conditions and investment strategies that affected that performance. I hope you find their comments helpful.

    Excluding sales charges, total return was -16.01% for Class A shares for the fiscal year ended October 31, 2002. Over the same period, the Lipper Mid-Cap Growth Fund Index returned -18.98%. Market conditions continued to be unfavorable for mid- and small-cap growth stocks--a trend that adversely affected the fund's performance. Given the difficult market environment, we put more emphasis on core-growth holdings in the portfolio.

    Timely information about your fund and the markets is always available on our Web site, aiminvestments.com. Our Client Services Department can be reached during regular business hours at 800-959-4246.

IMPORTANT NEWS ABOUT AIM

This report features AIM's new logo and Web address, which we have adopted to better reflect our diverse line of investment products. We are well known for our mutual funds, but we also offer solutions for many investment situations through a broad array of products and services including retirement products for employers and individuals, annuities, college savings plans, separately managed accounts, and cash management for businesses.

    I am also pleased to announce that Mark Williamson will become Chief Executive Officer of A I M Management Group Inc., the parent company of your fund's advisor and distributor, on January 1, 2003. I will remain Chairman of AIM. Mark has had a long and distinguished career in the mutual fund industry and I am looking forward to his joining the AIM team.

    Thank you for investing with AIM. I look forward to reporting to you again in six months.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
December 2, 2002

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                           GIVEN THE DIFFICULT MARKET

                       ENVIRONMENT, WE PUT MORE EMPHASIS

                            ON CORE-GROWTH HOLDINGS

                                IN THE PORTFOLIO.

                                ROBERT H. GRAHAM

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                     A SPECIAL MESSAGE TO OUR SHAREHOLDERS

INVESTMENT RESEARCH UPDATE FOR AIM CLIENTS

[EDGAR M. LARSEN PHOTO]

    EDGAR M. LARSEN
CHIEF INVESTMENT OFFICER

[GARY T. CRUM PHOTO]

     GARY T. CRUM
DIRECTOR OF INVESTMENTS


THE FINANCIAL MARKETS have been battered over the past year by a wave of corporate scandals, accounting restatements, bankruptcies of high-profile companies and, in a few cases, outright financial fraud. Many investors, understandably, feel uncertain about whether their portfolios are positioned to withstand such a prolonged and severe market downturn. Now seems to be an appropriate time to step back and reiterate AIM's concern for the financial well-being of all of our clients and AIM's commitment to competitive excellence across all investment disciplines.

    We at AIM are proud of our rigorous qualitative and quantitative analytical processes, and we remain confident that we will preserve our long-term record of success through uncompromising fundamental research. During this recent period of market instability, we have placed even greater focus on meticulous research, and we continually look for new ways to improve our process.

    We have the resources and the people needed to seek out the best investment opportunities that exist in any market. It should be emphasized that AIM's teams have not changed their investment strategies; rather our disciplines have been fine-tuned in order to better understand each portfolio holding and to optimize each fund's overall structure.

    Rigorous accounting analysis is at the forefront of our investment-research efforts. AIM employs both internal and external accounting experts and proprietary tools to screen our portfolios for high-risk situations and to look for investment opportunities.

BEYOND THE BOTTOM LINE

By going beyond the reported bottom-line numbers, we strive to understand where a company's growth is coming from and how sustainable it may be. Our discipline takes us through an in-depth examination of the financial statements and industry conditions, combined with an evaluation of management's style and strategy.

    AIM's portfolio managers have taken advantage of some unique valuations in this unusual market environment by adding opportunistically to their portfolios. In addition to strong financial fundamentals and attractively priced securities, AIM's teams look for companies with experienced and credible management teams. Sometimes this means not accepting the consensus view of a particular company.

    AIM seeks independent thought, both from our own analysts and portfolio managers, and from trusted Wall Street sources. Our goal is to cultivate an ongoing dialogue with independent thinkers in every industry, whether they work for one of our portfolio companies, on Wall Street, at an independent research boutique, or right here within our own firm. To this end, we have long had a collaborative environment where communication across investment teams is encouraged.

    For example, AIM's fixed-income and equity analysts attend the same meetings

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                              RIGOROUS ACCOUNTING

                                 ANALYSIS IS AT

                                THE FOREFRONT OF

                                OUR INVESTMENT-

                               RESEARCH EFFORTS.

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with company managements, and thus analyze the company from two different perspectives. Our international managers work with our domestic teams to cover the more globally oriented companies. And the teams that manage AIM's sector-specific funds share their industry expertise with the rest of our investment teams. As our professional staff and resources have grown, so have the direct contacts with company management teams. Last year, AIM's analysts and portfolio managers had more than 4,000 meetings with the senior executives of our portfolio companies.

EDUCATION AND TRAINING

Continuing education and training are important in the ever-changing world of investment analysis. We invite experts from such fields as accounting, derivatives and banking to AIM so that we remain informed about current corporate-finance techniques, new accounting regulations and other shifts in the landscape of American business.

    Over the past five years, AIM has devoted substantial resources to our research department's personnel. Today, 68 percent of our investment management and research professionals have earned master's degrees in business or finance. Sixty percent have earned the Chartered Financial Analyst (CFA) or Certified Public Accountant (CPA) designations.

QUANTITATIVE EXPERTISE

AIM's team of quantitative analysts plays a large role in portfolio construction and performance monitoring. Our state-of-the-art proprietary tools include the means to optimize a portfolio's construction, which includes managing and monitoring risk, analyzing performance, and conducting hypothetical trading scenarios to see how they would affect the overall portfolio. These tools offer our investment teams a more acute awareness of how their portfolios stack up against their benchmarks and their peers.

    Attribution tools allow us to monitor relative sector and industry weightings, individual security weightings, and correlations across different holdings. Our portfolio management teams aren't the only ones using these customized risk-assessment tools. They also are used to generate detailed reports that are reviewed by members of AIM's senior management. We have a schedule of formalized periodic reviews to assess the construction and the risk-adjusted performance of the funds, to offer guidance to the portfolio managers, and to take corrective action when warranted.

DIVERSIFICATION OF AIM'S OFFERINGS

Even during the equity-market bubble of the late 1990s, AIM advocated a diversified approach to portfolio management for its clients. As growth stocks registered double-digit gains, we were taking a longer-term view of the markets and actively diversified our product line across market styles and capitalization ranges.

    As the financial markets have changed over the past few years, so has AIM's selection of fund offerings. In the past, AIM was recognized for investing in the equities of U.S. growth companies. Today, AIM's three largest equity funds--AIM Basic Value Fund, AIM Premier Equity Fund and AIM Constellation Fund--represent three distinctly different investment disciplines: Value, Blend and Growth. Complementing those funds are dozens more in all styles, market-cap ranges, asset classes, and geographic regions.

    AIM's clients can create diversified, all-weather portfolios by selecting from our full spectrum of funds, whether they seek equity or fixed-income, value or growth, domestic or international, aggressive or conservative, or any combination in between. Over the course of any complete market cycle, we expect a portfolio that is a blend of these quality funds will provide a prudent approach to achieving one's long-term investment goals.

    This period of market dislocation has been painful for all of us. But over the long term, we are confident that tightened accounting regulations, an increased level of governmental oversight, and the reallocation of resources following the recent bubble will all result in a healthy resurgence of the American financial system.

    AIM's investment teams and processes continue to be honed and tested in today's challenging environment. We believe that this prolonged bear market has created some unparalleled opportunities to invest in leading companies that will weather the market storm and recover their industry-leading positions when global economic growth reaccelerates.

    We are grateful for the trust our clients have placed in AIM, and we reaffirm our commitment to excellence across all of our investment disciplines.

Sincerely,

/s/ GARY T. CRUM
Gary T. Crum
Director of Investments/AIM

/s/ EDGAR M. LARSEN
Edgar M. Larsen
Chief Investment Officer/AIM

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            ... WE REAFFIRM OUR COMMITMENT TO EXCELLENCE ACROSS
                       ALL OF OUR INVESTMENT DISCIPLINES.

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                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FUND ENDURES PROTRACTED BEAR MARKET FOR STOCKS

HOW DID AIM AGGRESSIVE GROWTH FUND PERFORM?

Market conditions continued to be unfavorable for mid- and small-cap growth stocks--a trend that adversely affected the fund's performance. Excluding sales charges, total returns were -16.01% for Class A shares, -16.69% for Class B and Class C shares and -16.14% for Class R shares for the fiscal year ended October 31, 2002. Over the same period, the Lipper Mid-Cap Growth Fund Index returned -18.98%.

WHAT WERE SOME OF THE MAJOR TRENDS IN THE STOCK MARKET?

Stocks remained in the grip of a protracted bear market for most of the fiscal year. Concerns about the accounting practices of a number of high-profile companies, mixed economic signals, anemic company earnings, the threat of additional terrorist attacks, and the possibility of war with Iraq weighed heavily on investors' minds for much of the reporting period. Except for scattered short-lived rallies, key stock market indexes, such as the Dow and the S&P 500, plummeted until reaching their lowest levels in about five years on October 9, 2002.

    Markets rebounded during the final weeks of the fiscal year, and the Dow's October performance was its best for a single month in more than 15 years. Mid- and small-cap stocks, however, posted more modest gains. Several major companies reported better-than-expected earnings, and the prospect that the Federal Reserve Board would cut interest rates sent stocks higher.

    For the fiscal year, value stocks fared better than growth stocks, and mid- and small-cap stocks held up better than large-cap stocks, but all of these asset classes sustained losses.

HOW DID YOU MANAGE THE FUND?

Given the difficult market environment, we put more emphasis on core-growth holdings in the portfolio. Core growth holdings--the stocks of well-established companies with long-term records of above-average earnings growth--tend to be more stable and can reduce volatility. One example of a core-growth holding is Express Scripts, one of the largest pharmacy benefits management companies in the country.

    During the fiscal year, we increased the fund's exposure to the industrial, consumer-discretionary and health care sectors while significantly paring its information technology holdings. Industrial stocks benefited from an increase in defense spending while demand for health-care services and products tended to remain constant regardless of economic conditions. Consumer spending was healthy for most of the fiscal year, a positive trend for consumer-discretionary stocks. Information technology stocks, on the other hand, continued to perform poorly as corporate spending on technology remained weak.

PORTFOLIO COMPOSITION

as of 10/31/02

INVESTMENT TYPE BREAKDOWN

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MARKET CAPITALIZATION OF STOCK HOLDINGS BASED ON EQUITY ASSETS

                                  [PIE CHART]

SMALL CAP         28.2%

MID CAP           60.3%

LARGE CAP         11.5%


                                                            Source: Lipper, Inc.

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TOP 10 INDUSTRIES BASED ON TOTAL NET ASSETS                      TOP 10 HOLDINGS BASED ON TOTAL NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
 1. CDW Computer Centers, Inc.                      3.2%         1. Health Care Distributors & Services             6.5%

 2. Affiliated Computer Services, Inc.-Class A      2.7          2. Oil & Gas Drilling                              6.3

 3. Express Scripts, Inc.                           2.6          3. Data Processing Services                        5.7

 4. Jacobs Engineering Group Inc.                   2.6          4. IT Consulting & Services                        5.2

 5. Medicis Pharmaceutical Corp.-Class A            2.2          5. Diversified Financial Services                  4.2

 6. AmerisourceBergen Corp.                         2.1          6. Health Care Equipment                           4.0

 7. First Health Group Corp.                        2.1          7. Application Software                            3.9

 8. Danaher Corp.                                   2.1          8. Managed Health Care                             3.8

 9. Patterson-UTI Energy, Inc.                      2.1          9. Restaurants                                     3.8

10. Paychex, Inc.                                   2.1         10. Health Care Facilities                          3.6

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
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       ... WE PUT MORE EMPHASIS ON CORE-GROWTH HOLDINGS IN THE PORTFOLIO.

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    As of October 31, 2002, the fund had 89 holdings, 53 fewer than at the outset of the fiscal year. We chose to focus on the stocks that we believe have the best long-term growth prospects. Mid- and small-cap stocks made up nearly all of the fund's portfolio.

CAN YOU DISCUSS A FEW OF THE FUND'S HOLDINGS?

Alliant Techsystems and Fisher Scientific performed well for the fund. Alliant Techsystems benefited from the increased emphasis on national defense. The company makes gunpowder, smart bombs and rocket propulsion systems. One of the top suppliers of ammunition to the United States and its allies, the firm also makes anti-tank mines, aircraft weapons systems, and other high-tech components. Fisher Scientific is a leading wholesale distributor of equipment, instruments and supplies to laboratories, hospitals, schools and government agencies. The company's 600,000 products and services include diagnostic tools, clinical equipment, chemicals and pharmaceutical packaging. Fisher Scientific recently reported record sales and net income.

    A stock that detracted from performance was Dollar Tree Stores. The stock fell because of flat sales at the company's stores in the third quarter of 2002. We continue to believe this is a solid stock because the company is a leading operator of $1 discount stores, with more than 2,000 in 37 states. Moreover, Dollar Tree Stores reported a significant increase in earnings for the third quarter of this year because of cost-cutting measures.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE REPORTING PERIOD?

Economic and market conditions remained uncertain. Inflation and interest rates were low. Preliminary figures indicated that the nation's gross domestic product grew at an annualized rate of 4.0% in the third quarter of 2002 compared to 1.3% in the second quarter of the same year. Healthy consumer spending, which accounts for about two-thirds of economic activity, accounted for much of the third-quarter economic expansion. However, a weak job market threatened to put a damper on consumer spending as companies were reluctant to hire new employees amid concerns about the strength of the economy.

    In this environment, the stock market remained volatile and its direction unpredictable. While stock valuations were more attractive than they had been in recent years, investors continued to be cautious because of economic uncertainties, lackluster corporate earnings, and the prospects of a conflict with Iraq. Regardless, we believe the portfolio is in a favorable position to take advantage of a variety of potential market conditions.

The last 2 1/2 years have been challenging for equity mutual fund investors. The S&P 500, considered representative of U.S. stock market performance, has declined significantly since hitting an all-time high in early 2000.

    The colored bars on the chart represent bear markets, typically defined as a 20% decline in the stock market. As the chart shows, the 2000-2002 bear market has been more severe and more prolonged than any other in the last 50 years. But it shows that market declines have always ended--and that the stock market has risen over time. While past performance cannot guarantee comparable future results, and while no one can say precisely when the current decline will end, history shows that bear markets never last.

    That is why AIM urges all investors to maintain a long-term investment discipline.

HISTORY SHOWS THAT BEAR MARKETS NEVER LAST ...

U. S. STOCK MARKET AS REPRESENTED BY S&P 500

                                  [LINE CHART]

9/30/52   24       3/31/61   65        9/30/69   93       3/31/78   89       9/30/86  231       3/31/95   500
12/31/52  26       6/30/61   64       12/31/69   92       6/30/78   95      12/31/86  242       6/30/95   544
3/31/53   25       9/29/61   66        3/31/70   89       9/29/78  102       3/31/87  291       9/29/95   584
6/30/53   24      12/29/61   71        6/30/70   72      12/29/78   96       6/30/87  304      12/29/95   615
9/30/53   23       3/30/62   69        9/30/70   84       3/30/79  101       9/30/87  321       3/29/96   645
12/31/53  24       6/29/62   54       12/31/70   92       6/29/79  102      12/31/87  247       6/28/96   670
3/31/54   26       9/28/62   56        3/31/71  100       9/28/79  109       3/31/88  258       9/30/96   687
6/30/54   29      12/31/62   63        6/30/71   99      12/31/79  107       6/30/88  273      12/31/96   740
9/30/54   32       3/29/63   66        9/30/71   98       3/31/80  102       9/30/88  271       3/31/97   757
12/31/54  35       6/28/63   69       12/31/71  102       6/30/80  114      12/30/88  277       6/30/97   885
3/31/55   36       9/30/63   71        3/31/72  107       9/30/80  125       3/31/89  294       9/30/97   947
6/30/55   41      12/31/63   75        6/30/72  107      12/31/80  135       6/30/89  317      12/31/97   970
9/30/55   43       3/31/64   78        9/29/72  110       3/31/81  136       9/29/89  349       3/31/98  1101
12/30/55  45       6/30/64   81       12/29/72  118       6/30/81  131      12/29/89  353       6/30/98  1133
3/30/56   48       9/30/64   84        3/30/73  111       9/30/81  116       3/30/90  339       9/30/98  1017
6/29/56   46      12/31/64   84        6/29/73  104      12/31/81  122       6/29/90  358      12/31/98  1229
9/28/56   45       3/31/65   86        9/28/73  108       3/31/82  111       9/28/90  306       3/31/99  1286
12/31/56  46       6/30/65   84       12/31/73   97       6/30/82  109      12/31/90  330       6/30/99  1372
3/29/57   44       9/30/65   89        3/29/74   93       9/30/82  120       3/29/91  375       9/30/99  1282
6/28/57   47      12/31/65   92        6/28/74   86      12/31/82  140       6/28/91  371      12/31/99  1469
9/30/57   42       3/31/66   89        9/30/74   63       3/31/83  152       9/30/91  387       3/31/00  1498
12/31/57  39       6/30/66   84       12/31/74   68       6/30/83  168      12/31/91  417       6/30/00  1454
3/31/58   42       9/30/66   76        3/31/75   83       9/30/83  166       3/31/92  403       9/29/00  1436
6/30/58   45      12/30/66   80        6/30/75   95      12/30/83  164       6/30/92  408      12/29/00  1320
9/30/58   50       3/31/67   90        9/30/75   83       3/30/84  159       9/30/92  417       3/30/01  1160
12/31/58  55       6/30/67   90       12/31/75   90       6/29/84  153      12/31/92  435       6/29/01  1224
3/31/59   55       9/29/67   96        3/31/76  102       9/28/84  166       3/31/93  451       9/28/01  1040
6/30/59   58      12/29/67   96        6/30/76  104      12/31/84  167       6/30/93  450      12/31/01  1148
9/30/59   56       3/29/68   90        9/30/76  105       3/29/85  180       9/30/93  458       3/29/02  1147
12/31/59  59       6/28/68   99       12/31/76  107       6/28/85  191      12/31/93  466       6/28/02   989
3/31/60   55       9/30/68  102        3/31/77   98       9/30/85  182       3/31/94  445       9/30/02   815
6/30/60   56      12/31/68  103        6/30/77  100      12/31/85  211       6/30/94  444
9/30/60   53       3/31/69  101        9/30/77   96       3/31/86  238       9/30/94  462
12/30/60  58       6/30/69   97       12/30/77   95       6/30/86  250      12/30/94  459

                                                                                         Source: Bloomberg LP
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                           PORTFOLIO MANAGEMENT TEAM

                                 AS OF 10/31/02

                         ROBERT M. KIPPES, LEAD MANAGER

                                 RYAN E. CRANE

                                 JAY K. RUSHIN

                      ASSISTED BY THE MID-CAP GROWTH TEAM


                          See important fund and index
                        disclosures inside front cover.

                                    [GRAPHIC]

                           For More Information Visit

                               AIMinvestments.com

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                                FUND PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
5/1/84-10/31/02

                                [MOUNTAIN CHART]

DATE                  RUSSELL 2500 INDEX            AIM AGGRESSIVE GROWTH FUND
                                                    CLASS A SHARES
5/1/1984              10000                          9450
10/84                 10391                          9584
10/85                 12368                         10680
10/86                 15868                         12467
10/87                 14272                         10038
10/88                 18022                         12099
10/89                 21323                         14280
10/90                 16220                         11410
10/91                 25568                         21333
10/92                 28406                         23382
10/93                 36310                         35285
10/94                 36974                         41974
10/95                 44873                         59377
10/96                 53298                         68138
10/97                 68821                         79962
10/98                 63522                         66885
10/99                 74949                         93434
10/00                 92393                        137878
10/01                 81147                         82020
10/02                 73741                         68885

                                                    Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.

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    The chart above compares AIM Aggressive Growth Fund, Class A shares, to a benchmark index. It is intended to give you a general idea of how your fund performed compared to the stock market over the period 5/1/84-10/31/02. Please note: index performance is from 4/30/84-10/31/02. It is important to understand the difference between your fund and an index. An index measures the performance of a hypothetical portfolio, in this case the Russell 2500 Index. Market indexes such as the Russell 2500 are not managed, incurring no sales, charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.

    Your fund's total return includes sales charges, expenses and management fees. Performance of the fund's Class A, B, C and R shares will differ due to different sales-charge structures and class expenses.

    Performance shown in the chart and table does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance for the index does not reflect the effect of taxes.

    This growth chart uses a logarithmic scale, which means the price scale (vertical axis) is structured so that a given distance always represents the same percent change in price, rather than the same absolute change in price. For example, the distance from one to 10 is the same as the distance from 10 to 100 on a logarithmic chart, but the latter distance is 10 times greater on a linear chart. A logarithmic scale better illustrates performance in the fund's early years before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers.

FUND RETURNS

As of 10/31/02

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

including sales charges


CLASS A SHARES
 Inception (5/1/84)                10.99%
 10 Years                          10.78
  5 Years                          -4.03
  1 Year                          -20.67

CLASS B SHARES
 Inception (3/1/99)                -2.91%
  1 Year                          -20.85

CLASS C SHARES
 Inception (3/1/99)                -2.34%
  1 Year                          -17.52

CLASS R SHARES*
 10 Years                          11.15%
  5 Years                          -3.16
  1 Year                          -16.14

*Class R shares were first offered on June 3, 2002. Returns prior to that date are hypothetical results based on Class A share returns at net asset value, adjusted to reflect additional Class R 12b-1 fees. Class R share returns do not include a 0.75% contingent deferred sales charge (CDSC) that may be imposed on a total redemption of retirement plan assets within the first year.

    In addition to returns as of the close of the fiscal year period, industry regulations require us to provide average annual total returns, including sales charges, as of 9/30/02, the most recent calendar quarter-end, which were: Class A shares, inception (5/1/84), 10.79%; 10 years, 11.14%; five years, -6.14%; one year, -20.32%. Class B shares, inception (3/1/99) -4.11%; one year, -20.44%.
Class C shares, inception (3/1/99), -3.53%; one year, -17.09%. Class R shares, 10 years, 11.49%; five years, -5.32%; one year, -15.96%.

    DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================


================================================================================

            ... WE REAFFIRM OUR COMMITMENT TO EXCELLENCE ACROSS
                       ALL OF OUR INVESTMENT DISCIPLINES.

================================================================================

FINANCIALS

Schedule of Investments

October 31, 2002


                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------
COMMON STOCKS-93.49%

Advertising-0.65%

Lamar Advertising Co.(a)                          400,000    $   13,576,000
===========================================================================

Aerospace & Defense-1.65%

Alliant Techsystems Inc.(a)                       500,000        30,075,000
---------------------------------------------------------------------------
L-3 Communications Holdings, Inc.(a)               97,400         4,577,800
===========================================================================
                                                                 34,652,800
===========================================================================

Air Freight & Logistics-1.76%

C.H. Robinson Worldwide, Inc.                     400,000        11,828,000
---------------------------------------------------------------------------
Expeditors International of Washington, Inc.      800,000        25,208,000
===========================================================================
                                                                 37,036,000
===========================================================================

Apparel Retail-2.72%

AnnTaylor Stores Corp.(a)                         500,000        11,715,000
---------------------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)                    500,000         6,860,000
---------------------------------------------------------------------------
Pacific Sunwear of California, Inc.(a)          1,000,000        23,370,000
---------------------------------------------------------------------------
Too Inc.(a)                                       600,000        15,180,000
===========================================================================
                                                                 57,125,000
===========================================================================

Application Software-3.88%

Activision, Inc.(a)                               300,000         6,150,000
---------------------------------------------------------------------------
Electronic Arts Inc.(a)                            75,000         4,884,000
---------------------------------------------------------------------------
Intuit Inc.(a)                                    600,000        31,152,000
---------------------------------------------------------------------------
National Instruments Corp.(a)                     956,700        27,447,723
---------------------------------------------------------------------------
Reynolds & Reynolds Co. (The)-Class A             500,000        11,835,000
===========================================================================
                                                                 81,468,723
===========================================================================

Auto Parts & Equipment-3.09%

Gentex Corp.(a)                                 1,000,000        29,480,000
---------------------------------------------------------------------------
Lear Corp.(a)                                     500,000        18,275,000
---------------------------------------------------------------------------
Superior Industries International, Inc.           400,000        16,988,000
===========================================================================
                                                                 64,743,000
===========================================================================

Banks-1.11%

Southwest Bancorp. of Texas, Inc.(a)              300,000         8,475,000
---------------------------------------------------------------------------
TCF Financial Corp.                               350,000        14,854,000
===========================================================================
                                                                 23,329,000
===========================================================================

Broadcasting & Cable TV-1.87%

Hispanic Broadcasting Corp.(a)                    979,800        21,065,700
---------------------------------------------------------------------------
Westwood One, Inc.(a)                             500,000        18,150,000
===========================================================================
                                                                 39,215,700
===========================================================================

Computer & Electronics Retail-3.16%

CDW Computer Centers, Inc.(a)                   1,250,000        66,275,000
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------


Construction & Engineering-2.55%

Jacobs Engineering Group Inc.(a)                1,768,600    $   53,570,894
===========================================================================

Consumer Finance-0.94%

Doral Financial Corp.                             750,000        19,695,000
===========================================================================

Data Processing Services-5.71%

Concord EFS, Inc.(a)                              625,000         8,925,000
---------------------------------------------------------------------------
DST Systems, Inc.(a)                              500,000        15,375,000
---------------------------------------------------------------------------
Fiserv, Inc.(a)                                 1,315,000        41,080,600
---------------------------------------------------------------------------
Iron Mountain Inc.(a)                             400,000        11,284,000
---------------------------------------------------------------------------
Paychex, Inc.                                   1,500,000        43,230,000
===========================================================================
                                                                119,894,600
===========================================================================

Department Stores-0.56%

Kohl's Corp.(a)                                   200,000        11,690,000
===========================================================================

Diversified Commercial Services-3.14%

Apollo Group, Inc.-Class A(a)                     125,000         5,187,500
---------------------------------------------------------------------------
ChoicePoint Inc.(a)                               300,000        11,358,000
---------------------------------------------------------------------------
Cintas Corp.                                      500,000        23,635,000
---------------------------------------------------------------------------
H&R Block, Inc.                                   250,000        11,095,000
---------------------------------------------------------------------------
Regis Corp.                                       500,000        14,670,000
===========================================================================
                                                                 65,945,500
===========================================================================

Diversified Financial Services-4.16%

Federated Investors, Inc.-Class B                 500,000        13,400,000
---------------------------------------------------------------------------
Investors Financial Services Corp.              1,201,200        36,840,804
---------------------------------------------------------------------------
Legg Mason, Inc.                                  250,000        11,615,000
---------------------------------------------------------------------------
Moody's Corp.                                     219,600        10,343,160
---------------------------------------------------------------------------
SEI Investments Co.                               185,000         4,937,650
---------------------------------------------------------------------------
Waddell & Reed Financial, Inc.-Class A            575,000        10,062,500
===========================================================================
                                                                 87,199,114
===========================================================================

Electronic Equipment & Instruments-0.62%

Molex Inc.-Class A                                560,000        13,008,800
===========================================================================

Employment Services-1.79%

Robert Half International Inc.(a)               2,250,000        37,575,000
===========================================================================

General Merchandise Stores-1.25%

Dollar Tree Stores, Inc.(a)                     1,000,000        26,290,000
===========================================================================

Health Care Distributors & Services-6.48%

AmerisourceBergen Corp.                           630,000        44,824,500
---------------------------------------------------------------------------
Express Scripts, Inc.(a)                        1,000,000        54,180,000
---------------------------------------------------------------------------


                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------
Health Care Distributors & Services-(Continued)

Lincare Holdings Inc.(a)                          750,000    $   25,552,500
---------------------------------------------------------------------------
Patterson Dental Co.(a)                           221,800        11,424,918
===========================================================================
                                                                135,981,918
===========================================================================

Health Care Equipment-4.03%

Biomet, Inc.                                      400,000        11,784,000
---------------------------------------------------------------------------
Fisher Scientific International Inc.(a)         1,250,000        35,750,000
---------------------------------------------------------------------------
ResMed Inc.                                       737,100        24,891,867
---------------------------------------------------------------------------
Varian Medical Systems, Inc.(a)                   250,000        12,055,000
===========================================================================
                                                                 84,480,867
===========================================================================

Health Care Facilities-3.61%

Community Health Systems Inc.(a)                1,000,000        23,500,000
---------------------------------------------------------------------------
Health Management Associates, Inc.-Class A      1,500,000        28,680,000
---------------------------------------------------------------------------
LifePoint Hospitals, Inc.(a)                      750,000        23,512,500
===========================================================================
                                                                 75,692,500
===========================================================================

Industrial Machinery-2.07%

Danaher Corp.                                     750,000        43,387,500
===========================================================================

Insurance Brokers-0.75%

Brown & Brown, Inc.                               521,000        15,838,400
===========================================================================

Internet Retail-0.53%

eBay Inc.(a)                                      175,000        11,070,500
===========================================================================

IT Consulting & Services-5.23%

Affiliated Computer Services, Inc.-Class A(a)   1,250,000        57,562,500
---------------------------------------------------------------------------
CACI International Inc.-Class A(a)                325,000        13,295,750
---------------------------------------------------------------------------
SunGard Data Systems Inc.(a)                    1,750,000        38,797,500
===========================================================================
                                                                109,655,750
===========================================================================

Managed Health Care-3.82%

Caremark Rx, Inc.(a)                            2,000,000        35,400,000
---------------------------------------------------------------------------
First Health Group Corp.(a)                     1,720,400        44,695,992
===========================================================================
                                                                 80,095,992
===========================================================================

Multi-Line Insurance-1.46%

HCC Insurance Holdings, Inc.                    1,250,000        30,662,500
===========================================================================

Oil & Gas Drilling-6.30%

ENSCO International Inc.                          750,000        20,280,000
---------------------------------------------------------------------------
National-Oilwell, Inc.(a)                       1,000,000        20,850,000
---------------------------------------------------------------------------
Patterson-UTI Energy, Inc.(a)                   1,500,000        43,380,000
---------------------------------------------------------------------------
Pride International, Inc.(a)                    2,250,000        31,230,000
---------------------------------------------------------------------------
Varco International, Inc.(a)                    1,000,000        16,440,000
===========================================================================
                                                                132,180,000
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------


Oil & Gas Equipment & Services-1.63%

Cal Dive International, Inc.(a)                 1,000,000    $   21,970,000
---------------------------------------------------------------------------
Cooper Cameron Corp.(a)                           261,200        12,177,144
===========================================================================
                                                                 34,147,144
===========================================================================

Oil & Gas Exploration & Production-0.83%

Newfield Exploration Co.(a)                       500,000        17,495,000
===========================================================================

Pharmaceuticals-2.19%

Medicis Pharmaceutical Corp.-Class A(a)         1,000,000        45,900,000
===========================================================================

Property & Casualty Insurance-0.22%

ACE Ltd. (Cayman Islands)                         150,000         4,612,500
===========================================================================

Restaurants-3.77%

CBRL Group, Inc.                                  500,000        11,715,000
---------------------------------------------------------------------------
CEC Entertainment Inc.(a)                         600,000        16,680,000
---------------------------------------------------------------------------
Cheesecake Factory Inc. (The)(a)                  450,000        15,255,000
---------------------------------------------------------------------------
Sonic Corp.(a)                                    499,950        11,633,837
---------------------------------------------------------------------------
Starbucks Corp.(a)                              1,000,000        23,750,000
===========================================================================
                                                                 79,033,837
===========================================================================

Semiconductors-2.98%

Linear Technology Corp.                           750,000        20,730,000
---------------------------------------------------------------------------
Microchip Technology Inc.                       1,000,000        24,400,000
---------------------------------------------------------------------------
QLogic Corp.(a)                                   500,000        17,380,000
===========================================================================
                                                                 62,510,000
===========================================================================

Specialty Chemicals-0.99%

Valspar Corp. (The)                               500,000        20,885,000
===========================================================================

Specialty Stores-3.39%

Bed Bath & Beyond Inc.(a)                       1,000,000        35,460,000
---------------------------------------------------------------------------
Williams-Sonoma, Inc.(a)                        1,500,000        35,700,000
===========================================================================
                                                                 71,160,000
===========================================================================

Telecommunications Equipment-0.98%

UTStarcom, Inc.(a)                              1,200,000        20,496,000
===========================================================================

Trading Companies & Distributors-1.62%

Fastenal Co.                                    1,000,000        33,950,000
===========================================================================
    Total Common Stocks (Cost $1,815,413,949)                 1,961,525,539
===========================================================================


                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

MONEY MARKET FUNDS-6.73%

STIC Liquid Assets Portfolio(b)                70,615,747    $   70,615,747
---------------------------------------------------------------------------
STIC Prime Portfolio(b)                        70,615,747        70,615,747
===========================================================================
    Total Money Market Funds (Cost
      $141,231,494)                                             141,231,494
===========================================================================
TOTAL INVESTMENTS-100.22% (Cost
  $1,956,645,443)(c)                                          2,102,757,033
===========================================================================
OTHER ASSETS LESS LIABILITIES-(0.22%)                            (4,682,077)
===========================================================================
NET ASSETS-100.00%                                           $2,098,074,956
___________________________________________________________________________
===========================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.
(c) The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. Following is a summary of the transactions with affiliates for the year ended October 31, 2002.

                                                                            CHANGE IN
                                MARKET                                      UNREALIZED       MARKET
                                 VALUE       PURCHASES        SALES        APPRECIATION      VALUE       DIVIDEND      REALIZED
                              10/31/2001      AT COST        AT COST      (DEPRECIATION)   10/31/2002     INCOME     GAIN/(LOSS)
---------------------------------------------------------------------------------------------------------------------------------
Tetra Tech, Inc.............  $62,112,000   $       --    $(57,037,978)    $(5,074,022)    $     --     $       --   $(10,809,052)
Vans, Inc...................   17,950,000           --     (18,219,064)        269,064           --             --     (3,449,586)
=================================================================================================================================
                              $80,062,000                                                  $     --     $       --   $(14,258,638)
  _______________________________________________________________________________________________________________________________
=================================================================================================================================

See Notes to Financial Statements.

Statement of Assets and Liabilities

October 31, 2002

ASSETS:

Investments, at market value (cost $1,956,645,443)*    $2,102,757,033
---------------------------------------------------------------------
Receivables for:
  Investments sold                                         32,642,285
---------------------------------------------------------------------
  Fund shares sold                                          1,042,129
---------------------------------------------------------------------
  Dividends                                                   587,766
---------------------------------------------------------------------
Investment for deferred compensation plan                      77,197
---------------------------------------------------------------------
Collateral for securities loaned                          596,209,634
---------------------------------------------------------------------
Other assets                                                   69,721
=====================================================================
     Total assets                                       2,733,385,765
_____________________________________________________________________
=====================================================================


LIABILITIES:

Payables for:
  Investments purchased                                    31,163,532
---------------------------------------------------------------------
  Fund shares reacquired                                    4,848,413
---------------------------------------------------------------------
  Deferred compensation plan                                   77,197
---------------------------------------------------------------------
  Collateral upon return of securities loaned             596,209,634
---------------------------------------------------------------------
Accrued distribution fees                                     834,639
---------------------------------------------------------------------
Accrued trustees' fees                                          2,141
---------------------------------------------------------------------
Accrued transfer agent fees                                 1,686,114
---------------------------------------------------------------------
Accrued operating expenses                                    489,139
=====================================================================
     Total liabilities                                    635,310,809
=====================================================================
Net assets applicable to shares outstanding            $2,098,074,956
_____________________________________________________________________
=====================================================================

NET ASSETS:

Class A                                                $1,798,317,504
_____________________________________________________________________
=====================================================================
Class B                                                $  226,806,244
_____________________________________________________________________
=====================================================================
Class C                                                $   72,676,014
_____________________________________________________________________
=====================================================================
Class R                                                $      137,084
_____________________________________________________________________
=====================================================================
Institutional Class                                    $      138,110
_____________________________________________________________________
=====================================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Class A                                                   246,501,426
_____________________________________________________________________
=====================================================================
Class B                                                    32,199,073
_____________________________________________________________________
=====================================================================
Class C                                                    10,319,202
_____________________________________________________________________
=====================================================================
Class R                                                        18,811
_____________________________________________________________________
=====================================================================
Institutional Class                                            18,865
_____________________________________________________________________
=====================================================================
Class A:
  Net asset value per share                            $         7.30
---------------------------------------------------------------------
  Offering price per share:
     (Net asset value of $7.30 divided by 94.50%)      $         7.72
_____________________________________________________________________
=====================================================================
Class B:
  Net asset value and offering price per share         $         7.04
_____________________________________________________________________
=====================================================================
Class C:
  Net asset value and offering price per share         $         7.04
_____________________________________________________________________
=====================================================================
Class R:
  Net asset value and offering price per share         $         7.29
_____________________________________________________________________
=====================================================================
Institutional Class:
  Net asset value and offering price per share         $         7.32
_____________________________________________________________________
=====================================================================


* At October 31, 2002, securities with an aggregate market value of $580,852,013 were on loan to brokers.
Statement of Operations

For the year ended October 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $22,625)  $   5,288,856
--------------------------------------------------------------------
Dividends from affiliated money market funds               1,521,952
--------------------------------------------------------------------
Interest                                                         661
--------------------------------------------------------------------
Security lending income                                    1,844,648
====================================================================
     Total investment income                               8,656,117
====================================================================

EXPENSES:

Advisory fees                                             17,081,494
--------------------------------------------------------------------
Administrative services fees                                 383,159
--------------------------------------------------------------------
Custodian fees                                               236,351
--------------------------------------------------------------------
Distribution fees -- Class A                               5,780,784
--------------------------------------------------------------------
Distribution fees -- Class B                               2,857,330
--------------------------------------------------------------------
Distribution fees -- Class C                                 929,471
--------------------------------------------------------------------
Distribution fees -- Class R                                      69
--------------------------------------------------------------------
Transfer agent fees                                       10,159,914
--------------------------------------------------------------------
Transfer agent fees -- Institutional Class                        32
--------------------------------------------------------------------
Trustees' fees                                                21,665
--------------------------------------------------------------------
Other                                                      1,001,546
====================================================================
     Total expenses                                       38,451,815
====================================================================
Less: Fees waived                                            (16,400)
--------------------------------------------------------------------
    Expenses paid indirectly                                 (41,491)
====================================================================
    Net expenses                                          38,393,924
====================================================================
Net investment income (loss)                             (29,737,807)
====================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES:

Net realized gain (loss) from investment securities     (454,400,428)
--------------------------------------------------------------------
Change in net unrealized appreciation of investment
  securities                                              70,396,760
====================================================================
Net gain (loss) from investment securities              (384,003,668)
====================================================================
Net increase (decrease) in net assets resulting from
  operations                                           $(413,741,475)
____________________________________________________________________
====================================================================

See Notes to Financial Statements.

Statement of Changes in Net Assets

For the years ended October 31, 2002 and 2001

                                                                   2002               2001
------------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (29,737,807)   $   (33,053,668)
------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities            (454,400,428)      (655,234,334)
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                          70,396,760     (1,352,849,651)
================================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                  (413,741,475)    (2,041,137,653)
================================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                                  --       (805,640,320)
------------------------------------------------------------------------------------------------
  Class B                                                                  --        (74,578,792)
------------------------------------------------------------------------------------------------
  Class C                                                                  --        (23,638,642)
------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        (368,156,521)       676,696,702
------------------------------------------------------------------------------------------------
  Class B                                                         (19,209,543)       177,773,085
------------------------------------------------------------------------------------------------
  Class C                                                          (8,446,307)        58,760,112
------------------------------------------------------------------------------------------------
  Class R                                                             133,795                 --
------------------------------------------------------------------------------------------------
  Institutional Class                                                 145,043                 --
================================================================================================
    Net increase (decrease) in net assets                        (809,275,008)    (2,031,765,508)
________________________________________________________________________________________________
================================================================================================

NET ASSETS:

  Beginning of year                                             2,907,349,964      4,939,115,472
================================================================================================
  End of year                                                 $ 2,098,074,956    $ 2,907,349,964
________________________________________________________________________________________________
================================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 3,061,994,083    $ 3,487,258,638
------------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (208,878)          (202,093)
------------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                 (1,109,821,839)      (655,421,411)
------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities                146,111,590         75,714,830
================================================================================================
                                                              $ 2,098,074,956    $ 2,907,349,964
________________________________________________________________________________________________
================================================================================================

See Notes to Financial Statements.

Notes to Financial Statements

October 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Aggressive Growth Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Class R shares and Institutional Class shares are sold at net asset value. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve long-term growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2002, AIM waived fees of $16,400.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2002, AIM was paid $383,159 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2002, AFS retained $4,349,971 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and the Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares, Class C shares and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the master distribution agreements, for the year ended October 31, 2002, the Class A, Class B, Class C and Class R shares paid $5,780,784, $2,857,330, $929,471, and $69, respectively.

  AIM Distributors retained commissions of $401,540 from sales of the Class A shares of the Fund during the year ended October 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2002, AIM Distributors retained $61,820, $0, $27,024, and $0 in contingent deferred sales charges imposed on redemptions of Class A, Class B, Class C, and Class R shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the year ended October 31, 2002, the Fund paid legal fees of $11,792 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended October 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $40,361 and reductions in custodian fees of $1,130 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $41,491.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At October 31, 2002, securities with an aggregate value of $580,852,013 were on loan to brokers. The loans were secured by cash collateral of $596,209,634 received by the Fund and invested in affiliated money market funds as follows:
$298,104,817 in STIC Liquid Assets Portfolio and $298,104,817 in STIC Prime Portfolio. For the year ended October 31, 2002, the Fund received fees of $1,844,648 for securities lending.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

The tax character of distributions paid during the years ended October 31, 2002 and 2001 were as follows:

                                         2002          2001
---------------------------------------------------------------
Distributions paid from long-term
  capital gain                          $   --     $903,857,754
_______________________________________________________________
===============================================================


Tax Components of Beneficial Interest:

As of October 31, 2002, the components of beneficial interest on a tax basis were as follows:

Unrealized appreciation -- investments         $   136,901,651
--------------------------------------------------------------
Temporary book/tax differences                        (208,878)
--------------------------------------------------------------
Capital loss carryforward                       (1,100,611,900)
--------------------------------------------------------------
Shares of beneficial interest                    3,061,994,083
==============================================================
                                               $ 2,098,074,956
______________________________________________________________
==============================================================


  The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for book and tax purposes. The Fund's unrealized appreciation difference is attributable primarily to the deferral of losses on wash sales.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and retirement plan expenses.

The Fund's capital loss carryforward expires as follows:

                                                CAPITAL LOSS
EXPIRATION                                      CARRYFORWARD
-------------------------------------------------------------
October 31, 2009                               $  636,872,876
-------------------------------------------------------------
October 31, 2010                                  463,739,024
=============================================================
                                               $1,100,611,900
_____________________________________________________________
=============================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2002 was $1,758,341,136 and $2,242,381,518, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                         $ 243,936,819
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (107,035,168)
=============================================================
Net unrealized appreciation of investment
  securities                                    $ 136,901,651
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $1,965,855,382.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of the reclassification of a net operating loss and other reclassifications on October 31, 2002, undistributed net investment income (loss) was increased by $29,731,022 and shares of beneficial interest decreased by $29,731,022. This reclassification had no effect on the net assets of the Fund.

NOTE 10--SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2002 and 2001 were as follows:

                                                                          2002                            2001
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     44,249,623*    $385,941,183*     66,113,301    $ 764,231,772
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       6,507,666       55,189,130     16,139,430      187,252,162
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       2,934,855       24,752,456      6,138,899       70,314,475
--------------------------------------------------------------------------------------------------------------------------
  Class R**                                                        18,814          133,820             --               --
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class***                                           18,865          145,043             --               --
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                              --               --     59,903,743      755,374,108
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                              --               --      5,828,105       71,964,367
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                              --               --      1,838,406       22,685,441
==========================================================================================================================
Reacquired:
  Class A                                                     (87,574,389)    (754,097,704)   (77,634,743)    (842,909,178)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (9,151,616)*    (74,398,673)*   (7,763,426)     (81,443,444)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (4,058,002)     (33,198,763)    (3,192,257)     (34,239,804)
--------------------------------------------------------------------------------------------------------------------------
  Class R**                                                            (3)             (25)            --               --
==========================================================================================================================
                                                              (47,054,187)   $(395,533,533)    67,371,458    $ 913,229,899
__________________________________________________________________________________________________________________________
==========================================================================================================================

 * Includes automatic conversion of 188,487 shares of Class B shares in the amount of $1,563,408 to 182,647 shares of Class A shares in the amount of $1,563,408.
 ** Class R shares commenced sales on June 3, 2002.
*** Institutional shares commenced sales on March 15, 2002.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                     CLASS A(a)
                                                   ------------------------------------------------------------------------------

                                                                               YEAR ENDED OCTOBER 31,
                                                   ------------------------------------------------------------------------------
                                                      2002             2001             2000             1999             1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $     8.68       $    18.41       $    13.90       $    10.04       $    12.49
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                          (0.09)(b)        (0.09)(b)        (0.13)           (0.09)           (0.08)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                     (1.29)           (6.34)           11.08             4.05            (1.93)
=================================================================================================================================
    Total from investment operations                    (1.38)           (6.43)           10.95             3.96            (2.01)
=================================================================================================================================
Less distributions from net realized gains                 --            (3.30)           (6.44)           (0.10)           (0.44)
=================================================================================================================================
Net asset value, end of period                     $     7.30       $     8.68       $    18.41       $    13.90       $    10.04
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                        (15.90)%         (40.51)%          47.53%           39.73%          (16.36)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)           $1,798,318       $2,516,407       $4,444,515       $2,808,451       $2,638,038
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                  1.32%(d)         1.17%            1.04%            1.09%            1.06%
=================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                            (1.00)%(d)       (0.79)%          (0.77)%          (0.69)%          (0.64)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                    68%              89%              79%              75%              69%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Per share information and distributions prior to October 31, 1999 have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on July 14, 2000.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with generally accepted accounting principles and does not include sales charges.
(d)  Ratios are based on average daily net assets of $2,312,313,674.

                                                                                      CLASS B(a)
                                                              ----------------------------------------------------------
                                                                                                           MARCH 1, 1999
                                                                                                            (DATE SALES
                                                                      YEAR ENDED OCTOBER 31,               COMMENCED) TO
                                                              --------------------------------------        OCTOBER 31,
                                                                2002           2001           2000             1999
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   8.45       $  18.12       $  13.81          $ 10.85
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.15)(b)      (0.17)(b)      (0.29)           (0.07)
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (1.26)         (6.20)         11.04             3.03
========================================================================================================================
    Total from investment operations                             (1.41)         (6.37)         10.75             2.96
========================================================================================================================
Less distributions from net realized gains                          --          (3.30)         (6.44)              --
========================================================================================================================
Net asset value, end of period                                $   7.04       $   8.45       $  18.12          $ 13.81
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(c)                                                 (16.69)%       (40.90)%        46.29%           27.27%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $226,806       $294,303       $374,010          $24,914
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets                           2.07%(d)       1.94%          1.86%            2.08%(e)
========================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.75)%(d)     (1.55)%        (1.59)%          (1.68)%(e)
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate                                             68%            89%            79%              75%
________________________________________________________________________________________________________________________
========================================================================================================================

(a) Per share information and distributions prior to October 31, 1999 have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on July 14, 2000.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with generally accepted accounting principles, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $285,732,961.
(e)  Annualized.

                                                                                     CLASS C(a)
                                                              --------------------------------------------------------
                                                                                                         MARCH 1, 1999
                                                                                                          (DATE SALES
                                                                     YEAR ENDED OCTOBER 31,              COMMENCED) TO
                                                              ------------------------------------        OCTOBER 31,
                                                               2002          2001           2000             1999
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  8.45       $ 18.11       $  13.81          $10.85
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.15)(b)     (0.17)(b)      (0.29)          (0.07)
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (1.26)        (6.19)         11.03            3.03
======================================================================================================================
    Total from investment operations                            (1.41)        (6.36)         10.74            2.96
======================================================================================================================
Less distributions from net realized gains                         --         (3.30)         (6.44)             --
======================================================================================================================
Net asset value, end of period                                $  7.04       $  8.45       $  18.11          $13.81
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(c)                                                (16.69)%      (40.86)%        46.21%          27.27%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $72,676       $96,640       $120,591          $6,807
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets                          2.07%(d)      1.94%(d)       1.86%           2.08%(e)
======================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.75)%(d)    (1.55)%(d)     (1.59)%         (1.68)%(e)
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate                                            68%           89%            79%             75%
______________________________________________________________________________________________________________________
======================================================================================================================

(a) Per share information and distributions prior to October 31, 1999 have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on July 14, 2000.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with generally accepted accounting principles, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $92,947,098.
(e)  Annualized.

                                                                 CLASS R
                                                              -------------
                                                              JUNE 3, 2002
                                                               (DATE SALES
                                                              COMMENCED) TO
                                                               OCTOBER 31,
                                                                  2002
---------------------------------------------------------------------------
Net asset value, beginning of period                             $  8.89
---------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.04)(a)
---------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (1.56)
===========================================================================
    Total from investment operations                               (1.60)
===========================================================================
Net asset value, end of period                                   $  7.29
___________________________________________________________________________
===========================================================================
Total return(b)                                                   (18.00)%
___________________________________________________________________________
===========================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $   137
___________________________________________________________________________
===========================================================================
Ratio of expenses to average net assets                             1.62%(c)
===========================================================================
Ratio of net investment income (loss) to average net assets        (1.30)%(c)
___________________________________________________________________________
===========================================================================
Portfolio turnover rate                                               68%
___________________________________________________________________________
===========================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $33,556.

                                                              INSTITUTIONAL CLASS
                                                              -------------------
                                                                MARCH 15, 2002
                                                                  (DATE SALES
                                                                 COMMENCED) TO
                                                                  OCTOBER 31,
                                                                     2002
---------------------------------------------------------------------------------
Net asset value, beginning of period                                $  9.53
---------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.02)(a)
---------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                       (2.19)
=================================================================================
    Total from investment operations                                  (2.21)
=================================================================================
Net asset value, end of period                                      $  7.32
_________________________________________________________________________________
=================================================================================
Total return(b)                                                      (23.19)%
_________________________________________________________________________________
=================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $   138
_________________________________________________________________________________
=================================================================================
Ratio of expenses to average net assets                                0.81%(c)
=================================================================================
Ratio of net investment income (loss) to average net assets           (0.49)%(c)
_________________________________________________________________________________
=================================================================================
Portfolio turnover rate                                                  68%
_________________________________________________________________________________
=================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $50,407.

Report of Independent Auditors

To the Shareholders of AIM Aggressive Growth Fund
And Board of Trustees of AIM Equity Funds:



We have audited the accompanying statement of assets and liabilities of AIM Aggressive Growth Fund (a portfolio AIM Equity Funds), including the schedule of investments, as of October 31, 2002, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Aggressive Growth Fund as of October 31, 2002, the results of its operations for the period then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.


/s/ ERNST & YOUNG LLP

Houston, Texas
December 10, 2002

OTHER INFORMATION

Trustees and Officers

As of December 31, 2001

The address of each trustee and officer of AIM Equity Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                   Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                       Held by Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Interested Persons
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham* -- 1946       1988               Chairman, President and Chief Executive   None
   Trustee, Chairman and                              Officer, A I M Management Group Inc.
   President                                          (financial services holding company);
                                                      Chairman and President, A I M Advisors,
                                                      Inc. (registered investment advisor);
                                                      Director and Senior Vice President,
                                                      A I M Capital Management, Inc.
                                                      (registered investment advisor);
                                                      Chairman, A I M Distributors, Inc.
                                                      (registered broker dealer), A I M Fund
                                                      Services, Inc. (registered transfer
                                                      agent), and Fund Management Company
                                                      (registered broker dealer); and
                                                      Director and Vice Chairman, AMVESCAP
                                                      PLC (parent of AIM and a global
                                                      investment management firm)
-------------------------------------------------------------------------------------------------------------------------------

   Independent Trustees
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001               Of Counsel, law firm of Baker &           Badgley Funds, Inc. (registered
   Trustee                                            McKenzie                                  investment company)
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993               Chairman, Crockett Technology             ACE Limited (insurance
   Trustee                                            Associates (technology consulting         company); and Captaris, Inc.
                                                      company)                                  (unified messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000               Chairman, Cortland Trust, Inc.            None
   Trustee                                            (registered investment company) and DHJ
                                                      Media, Inc.; Director, Magellan
                                                      Insurance Company; Member of Advisor
                                                      Board of Rotary Power International
                                                      (designer, manufacturer, and seller of
                                                      rotary power engines); formerly,
                                                      Director, President and CEO, Volvo
                                                      Group North America, Inc.; and director
                                                      of various affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998               Formerly, Chairman, Mercantile Mortgage   None
   Trustee                                            Corp.; Vice Chairman, President and
                                                      Chief Operating Officer,
                                                      Mercantile-Safe Deposit & Trust Co.;
                                                      and President, Mercantile Bankshares
                                                      Corp.
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997               Chief Executive Officer, Twenty First     Administaff
   Trustee                                            Century Group, Inc. (government affairs
                                                      company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1988               Partner, law firm of Kramer Levin         Cortland Trust, Inc.
   Trustee                                            Naftalis and Frankel LLP                  (registered investment company)
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998               Formerly, Chief Executive Officer, YWCA   None
   Trustee                                            of the USA
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1988               Partner, law firm of Pennock & Cooper     None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001               Retired                                   None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          1989               Executive Vice President, Development     None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-------------------------------------------------------------------------------------------------------------------------------

 * Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of December 31, 2001


The address of each trustee and officer of AIM Equity Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                   Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                       Held by Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Other Officers
-------------------------------------------------------------------------------------------------------------------------------

   Gary T. Crum -- 1947            1988               Director and President, A I M Capital     N/A
   Senior Vice President                              Management, Inc.; Director and
                                                      Executive Vice President, A I M
                                                      Management Group Inc.; Director and
                                                      Senior Vice President, A I M Advisors,
                                                      Inc.; and Director, A I M Distributors,
                                                      Inc. and AMVESCAP PLC
-------------------------------------------------------------------------------------------------------------------------------

   Carol F. Relihan -- 1954        1988               Director, Senior Vice President,          N/A
   Senior Vice President and                          General Counsel and Secretary, A I M
   Secretary                                          Advisors, Inc. and A I M Management
                                                      Group Inc.; Director, Vice President
                                                      and General Counsel, Fund Management
                                                      Company; and Vice President, A I M Fund
                                                      Services, Inc., A I M Capital
                                                      Management, Inc. and A I M
                                                      Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Melville B. Cox -- 1943         1992               Vice President and Chief Compliance       N/A
   Vice President                                     Officer, A I M Advisors, Inc. and A I M
                                                      Capital Management, Inc.; and Vice
                                                      President, A I M Fund Services, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen -- 1940         1999               Vice President, A I M Advisors, Inc.      N/A
   Vice President                                     and A I M Capital Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Dana R. Sutton -- 1959          1988               Vice President and Fund Treasurer,        N/A
   Vice President and Treasurer                       A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------
The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        Ernst & Young LLP
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               5 Houston Center
Houston, TX 77046               Suite 100                       Suite 100                       1401 McKinney
                                Houston, TX 77046               Houston, TX 77046               Suite 1200
                                                                                                Houston, TX 77010

COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Ballard Spahr                   Kramer, Levin, Naftalis &       A I M Fund Services, Inc.       State Street Bank and Trust
Andrews & Ingersoll, LLP        Frankel LLP                     P.O. Box 4739                   Company
1735 Market Street              919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
Philadelphia, PA 19103          New York, NY 10022                                              Boston, MA 02110

THE AIM FAMILY OF FUNDS--REGISTERED TRADEMARK--

===============================================================================

                                 [COVER IMAGE]

                                MORE AGGRESSIVE

                                 SECTOR EQUITY

                          INTERNATIONAL/GLOBAL EQUITY

                                DOMESTIC EQUITY

                                  FIXED INCOME

                               MORE CONSERVATIVE

===============================================================================

                                                                                               FIXED INCOME

        DOMESTIC EQUITY                       INTERNATIONAL/GLOBAL EQUITY                         TAXABLE

       MORE AGGRESSIVE                              MORE AGGRESSIVE                           MORE AGGRESSIVE

AIM Emerging Growth Fund                  AIM Developing Markets Fund                     AIM High Yield Fund II
AIM Small Cap Growth Fund(1)              AIM European Small Company Fund                 AIM High Yield Fund
AIM Aggressive Growth Fund                AIM Asia Pacific Growth Fund(2)                 AIM Strategic Income Fund
AIM Opportunities I Fund(2,3)             AIM International Emerging Growth Fund          AIM Income Fund
AIM Mid Cap Growth Fund                   AIM Global Aggressive Growth Fund               AIM Global Income Fund
AIM Libra Fund                            AIM European Growth Fund(2)                     AIM Total Return Bond Fund
AIM Dent Demographic Trends Fund          AIM International Growth Fund(2)                AIM Intermediate Government Fund
AIM Opportunities II Fund(2,3)            AIM Global Growth Fund                          AIM Short Term Bond Fund
AIM Constellation Fund                    AIM Worldwide Spectrum Fund                     AIM Floating Rate Fund
AIM Large Cap Growth Fund                 AIM Global Trends Fund                          AIM Limited Maturity Treasury Fund(4,5)
AIM Weingarten Fund                       AIM International Core Equity Fund(2)           AIM Money Market Fund
AIM Opportunities III Fund(2,3)
AIM Small Cap Equity Fund                           MORE CONSERVATIVE                          MORE CONSERVATIVE
AIM Capital Development Fund
AIM Mid Cap Core Equity Fund(2)                       SECTOR EQUITY                                TAX-FREE
AIM Select Equity Fund
AIM Premier Equity II Fund(2)                        MORE AGGRESSIVE                            MORE AGGRESSIVE
AIM Premier Equity Fund(2)
AIM Blue Chip Fund                        AIM New Technology Fund                         AIM High Income Municipal Fund
AIM Mid Cap Basic Value Fund              AIM Global Science and Technology Fund(2)       AIM Municipal Bond Fund
AIM Large Cap Core Equity Fund            AIM Global Energy Fund                          AIM Tax-Free Intermediate Fund(4,5)
AIM Charter Fund                          AIM Global Financial Services Fund              AIM Tax-Exempt Cash Fund
AIM Basic Value Fund                      AIM Global Health Care Fund
AIM Large Cap Basic Value Fund            AIM Global Utilities Fund                            MORE CONSERVATIVE
AIM Balanced Fund*                        AIM Real Estate Fund
AIM Basic Balanced Fund*
                                                                                                 [AIM FUNDS LOGO]
    MORE CONSERVATIVE                               MORE CONSERVATIVE                        --Registered Trademark--

*Domestic equity and income fund

Equity and fixed-income funds are shown from more aggressive to more conservative. When assessing the degree of risk, qualitative and quantitative factors considered included the funds' portfolio holdings, diversification permitted within the fund, the funds' standard deviations for three, five, 10, 15, 20 and 25 years, R-squared and beta analysis relative to the style-specific benchmarks, and the possibility of incorporating portfolio management tools such as leverage, derivatives and short selling. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For more information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (2) The following fund name changes became effective 7/1/02: AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3) Effective Oct. 1, 2002, the fund reopened to new investors. (4) Class A shares closed to new investors on Oct. 30, 2002. (5) Class A3 shares were first offered on October 31, 2002.

    For more complete information about any AIM fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read it carefully before investing. This brochure is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus, which contains more complete information, including sales charges and expenses. Please read it carefully before investing. If used after Jan. 20, 2003, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end.

A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and manages $117 billion in assets for approximately 9 million shareholders, including individual investors, corporate clients and financial institutions.

    The AIM Family of Funds--Registered Trademark-- is distributed nationwide. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $323 billion in assets under management.

As of 9/30/02.

                INVEST WITH DISCIPLINE --Registered Trademark--

A I M Distributors, Inc.                                              AGRO-AR-1

                        ANNUAL REPORT / OCTOBER 31, 2002

                             AIM BASIC VALUE II FUND

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                               AIMinvestments.com

BAV2-AR-1

FINANCIALS

Schedule of Investments

October 31, 2002


                                                          MARKET
                                               SHARES     VALUE
-----------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-97.94%

Advertising-4.38%

Interpublic Group of Cos., Inc. (The)          1,900     $ 22,743
-----------------------------------------------------------------
Omnicom Group Inc.                               300       17,289
=================================================================
                                                           40,032
=================================================================

Aerospace & Defense-1.84%

Honeywell International Inc.                     700       16,758
=================================================================

Apparel Retail-2.71%

Gap, Inc. (The)                                2,100       24,717
=================================================================

Banks-2.96%

Bank One Corp.                                   700       26,999
=================================================================

Building Products-2.92%

American Standard Cos. Inc.(a)                   400       26,680
=================================================================

Data Processing Services-4.79%

Ceridian Corp.(a)                              1,400       19,292
-----------------------------------------------------------------
First Data Corp.                                 700       24,458
=================================================================
                                                           43,750
=================================================================

Diversified Commercial Services-3.71%

Cendant Corp.(a)                               1,400       16,100
-----------------------------------------------------------------
H&R Block, Inc.                                  400       17,752
=================================================================
                                                           33,852
=================================================================

Diversified Financial Services-16.96%

Citigroup Inc.                                 1,100       40,645
-----------------------------------------------------------------
Freddie Mac                                      500       30,790
-----------------------------------------------------------------
J.P. Morgan Chase & Co.                        1,400       29,050
-----------------------------------------------------------------
Merrill Lynch & Co., Inc.                      1,000       37,950
-----------------------------------------------------------------
Stilwell Financial, Inc.                       1,400       16,394
=================================================================
                                                          154,829
=================================================================

Electronic Equipment & Instruments-2.76%

Waters Corp.(a)                                1,000       25,180
=================================================================

Employment Services-2.01%

Robert Half International Inc.(a)              1,100       18,370
=================================================================

Environmental Services-3.53%

Waste Management, Inc.                         1,400       32,228
=================================================================

Food Retail-4.62%

Kroger Co. (The)(a)                            1,600       23,744
-----------------------------------------------------------------

                                                          MARKET
                                               SHARES     VALUE
-----------------------------------------------------------------

Food Retail-(Continued)

Safeway Inc.(a)                                  800     $ 18,480
=================================================================
                                                           42,224
=================================================================

Health Care Distributors & Services-2.80%

IMS Health Inc.                                1,700       25,568
=================================================================

Hotels, Resorts & Cruise Lines-2.55%

Starwood Hotels & Resorts Worldwide, Inc.      1,000       23,300
=================================================================

Industrial Conglomerates-3.80%

Tyco International Ltd. (Bermuda)              2,400       34,704
=================================================================

Leisure Products-2.71%

Brunswick Corp.                                1,200       24,696
=================================================================

Managed Health Care-2.87%

Aetna Inc.                                       650       26,195
=================================================================

Multi-Utilities & Unregulated Power-2.24%

Duke Energy Corp.                              1,000       20,490
=================================================================

Oil & Gas Drilling-5.54%

Pride International, Inc.(a)                   1,900       26,372
-----------------------------------------------------------------
Transocean Inc.                                1,100       24,178
=================================================================
                                                           50,550
=================================================================

Oil & Gas Equipment & Services-4.39%

Schlumberger Ltd.                                500       20,055
-----------------------------------------------------------------
Weatherford International Ltd.(a)                500       20,020
=================================================================
                                                           40,075
=================================================================

Pharmaceuticals-1.83%

Wyeth                                            500       16,750
=================================================================

Property & Casualty Insurance-4.96%

ACE Ltd. (Bermuda)                               900       27,675
-----------------------------------------------------------------
Radian Group Inc.                                500       17,635
=================================================================
                                                           45,310
=================================================================

Restaurants-2.98%

Outback Steakhouse, Inc.                         800       27,240
=================================================================

Semiconductor Equipment-4.50%

Novellus Systems, Inc.(a)                      1,300       41,080
=================================================================


                                                          MARKET
                                               SHARES     VALUE
-----------------------------------------------------------------

Systems Software-3.58%

Computer Associates International, Inc.        2,200     $ 32,692
=================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $960,073)                           894,269
=================================================================
TOTAL INVESTMENTS-97.94% (Cost $960,073)                  894,269
=================================================================
OTHER ASSETS LESS LIABILITIES-2.06%                        18,854
=================================================================
NET ASSETS-100.00%                                       $913,123
_________________________________________________________________
=================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.

See Notes to Financial Statements.

AIM BASIC VALUE II

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
OCTOBER 31, 2002




ASSETS:

Investments, at market value (cost
  $960,073)                                                              $894,269
---------------------------------------------------------------------------------
Cash                                                                       21,070
---------------------------------------------------------------------------------
Receivables for:
     Amount due from Advisor                                               13,770
---------------------------------------------------------------------------------
     Dividends                                                                486
=================================================================================
       Total assets                                                       929,595
_________________________________________________________________________________
=================================================================================

LIABILITIES:

Accrued trustees' fees                                                        626
---------------------------------------------------------------------------------
Accrued transfer agent fees                                                   147
---------------------------------------------------------------------------------
Accrued operating expenses                                                 15,699
=================================================================================
       Total liabilities                                                   16,472
=================================================================================
Net assets applicable to shares outstanding                              $913,123
_________________________________________________________________________________
=================================================================================

NET ASSETS:

Class A                                                                  $365,247
_________________________________________________________________________________
=================================================================================
Class B                                                                  $273,938
_________________________________________________________________________________
=================================================================================
Class C                                                                  $273,938
_________________________________________________________________________________
=================================================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Class A                                                                    40,001
_________________________________________________________________________________
=================================================================================
Class B                                                                    30,001
_________________________________________________________________________________
=================================================================================
Class C                                                                    30,001
_________________________________________________________________________________
=================================================================================
Class A:
     Net asset value per share                                           $   9.13
---------------------------------------------------------------------------------
     Offering price per share:
       (Net asset value of $9.13 / 94.50%)                               $   9.66
_________________________________________________________________________________
=================================================================================
Class B:
     Net asset value and offering price per share                        $   9.13
_________________________________________________________________________________
=================================================================================
Class C:
     Net asset value and offering price per share                        $   9.13
_________________________________________________________________________________
=================================================================================

See Notes to Financial Statements.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

FOR THE PERIOD AUGUST 30, 2002 (DATE OPERATIONS COMMENCED) TO OCTOBER 31, 2002


INVESTMENT INCOME:

Dividends                                                                                  $  1,642
---------------------------------------------------------------------------------------------------
Interest                                                                                        295
===================================================================================================
     Total investment income                                                                  1,937
===================================================================================================

EXPENSES:

Advisory fees                                                                                 1,164
---------------------------------------------------------------------------------------------------
Administrative services fees                                                                  8,493
---------------------------------------------------------------------------------------------------
Custodian fees                                                                                1,826
---------------------------------------------------------------------------------------------------
Distribution fees -- Class A                                                                    218
---------------------------------------------------------------------------------------------------
Distribution fees -- Class B                                                                    465
---------------------------------------------------------------------------------------------------
Distribution fees -- Class C                                                                    465
---------------------------------------------------------------------------------------------------
Transfer agent fees                                                                             264
---------------------------------------------------------------------------------------------------
Trustees' fees                                                                                2,615
---------------------------------------------------------------------------------------------------
Printing                                                                                      9,234
---------------------------------------------------------------------------------------------------
Professional fees                                                                            11,588
---------------------------------------------------------------------------------------------------
Other                                                                                         1,107
===================================================================================================
       Total expenses                                                                        37,439
===================================================================================================
Less:  Fees waived and expenses reimbursed                                                  (34,726)
---------------------------------------------------------------------------------------------------
       Expenses paid indirectly                                                                 (11)
===================================================================================================
       Net expenses                                                                           2,702
===================================================================================================
Net investment income (loss)                                                                   (765)
===================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain (loss) from investment securities                                         (20,338)
---------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investment securities               (65,804)
===================================================================================================
Net gain (loss) from investment securities                                                  (86,142)
===================================================================================================
Net increase (decrease) in net assets resulting from operations                            $(86,907)
___________________________________________________________________________________________________
===================================================================================================


See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE PERIOD AUGUST 30, 2002 (DATE OPERATIONS COMMENCED) TO OCTOBER 31, 2002

                                                                                             OCTOBER 31
                                                                                                2002
                                                                                            ------------
OPERATIONS:

     Net investment income (loss)                                                               $   (765)
--------------------------------------------------------------------------------------------------------
     Net realized gain (loss) from investment securities                                         (20,338)
--------------------------------------------------------------------------------------------------------
     Change in net unrealized appreciation (depreciation) of investment securities               (65,804)
========================================================================================================
       Net increase (decrease) in net assets resulting from operations                           (86,907)
========================================================================================================
Share transactions-net:
     Class A                                                                                     400,010
--------------------------------------------------------------------------------------------------------
     Class B                                                                                     300,010
--------------------------------------------------------------------------------------------------------
     Class C                                                                                     300,010
========================================================================================================
       Net increase in net assets                                                                913,123
========================================================================================================

NET ASSETS:

     Beginning of period                                                                              --
========================================================================================================
     End of period                                                                              $913,123
________________________________________________________________________________________________________
========================================================================================================

NET ASSETS CONSIST OF:

     Shares of beneficial interest                                                              $993,034
--------------------------------------------------------------------------------------------------------
     Undistributed net investment income                                                           6,231
--------------------------------------------------------------------------------------------------------
     Undistributed net realized gain (loss) from investment securities                           (20,338)
--------------------------------------------------------------------------------------------------------
     Unrealized appreciation (depreciation) of investment securities                             (65,804)
========================================================================================================
                                                                                                $913,123
________________________________________________________________________________________________________
========================================================================================================



See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

OCTOBER 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Basic Value II Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund commenced operations August 30, 2002 and consists of three different classes of shares that are not currently available for sale: Class A shares, Class B shares and Class C shares. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to provide long-term growth of capital.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

         Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first
$1 billion of the Fund's average daily net assets, plus 0.70% of the Fund's next $1 billion of average daily net assets, plus 0.65% of the Fund's average daily nest assets in excess of $2 billion. AIM has voluntarily agreed to waive fees and/or reimburse expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to the extent necessary to limit the total annual fund operating expenses of Class A to 1.75% which may be terminated or modified at any time. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the period August 30, 2002 (date operations commenced) through October 31, 2002, AIM waived fees of $1,164 and reimbursed expenses of $32,414.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the period August 30, 2002 (date operations commenced) through October 31, 2002, AIM was paid $8,493 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the period August 30, 2002 (date operations commenced) through October 31, 2002, AFS retained $6 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund , pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the

Fund. AIM Distributors has voluntarily agreed to waive all fees during the time the shares are not available for sale. This waiver may be terminated or modified at any time. Pursuant to the master distribution agreements, for the period August 30, 2002 (date operations commenced) through October 31, 2002, AIM Distributors waived fees of $217, $465 and $466 for Class A, Class B and Class C shares, respectively.

         Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

         During the period August 30, 2002 (date operations commenced) through October 31, 2002, the Fund paid legal fees of $0 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the period August 30, 2002 (date operations commenced) through October 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $2 and reductions in custodian fees of $9 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $11.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the period August 30, 2002 (date operations commenced) through October 31, 2002.

Tax Components of Beneficial Interest:

As of October 31, 2002, the components of beneficial interest on a tax basis were as follows:

Undistributed ordinary income                                     $  6,691
Unrealized appreciation (depreciation) - investments               (65,804)
Temporary book/tax differences                                        (460)
Capital loss carryforward                                          (20,338)
Shares of beneficial interest                                      993,034
--------------------------------------------------------------------------
                                                                  $913,123
==========================================================================

         The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book and tax differences are the result of stock issuance costs.

The Fund's capital loss carryforward expires as follows:

                                       Capital
Expiration                        Loss Carryforward
------------------------       ------------------------
October 31, 2010                               $20,338


NOTE 6--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the period August 30, 2002 (date operations commenced) through October 31, 2002 was $1,017,941 and $37,530, respectively.

         The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of

October 31, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                                  $     --
-----------------------------------------------------------------
Aggregate unrealized (depreciation)
  of investment securities                                (65,804)
=================================================================
Net unrealized appreciation (depreciation)
  of investment securities                               $(65,804)
_________________________________________________________________
=================================================================

Investments have the same cost for tax and financial statement purposes.

NOTE 7--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of nondeductible stock issuance costs on October 31, 2002, undistributed net investment income was increased by $6,996 and shares of beneficial interest decreased by $6,996. The reclassification has no effect on net assets of the Fund.

NOTE 8--SHARE INFORMATION

Changes in shares outstanding during the period August 30, 2002 (date operations commenced) through October 31, 2002 were as follows:

                                                          2002
                                            ----------------------------------
                                               Shares                Amount
                                            ------------          ------------
Sold:
  Class A*                                        40,001            $  400,010
------------------------------------------------------------------------------
  Class B*                                        30,001               300,010
------------------------------------------------------------------------------
  Class C*                                        30,001               300,010
==============================================================================
                                                 100,003            $1,000,030
______________________________________________________________________________
==============================================================================

* Currently all shares are owned by AIM.

NOTE 9--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the period August 30, 2002 (date operations commenced) through October 31, 2002.

                                                                                CLASS A
                                                                           ----------------
                                                                            AUGUST 30, 2002
                                                                           (DATE OPERATIONS
                                                                            COMMENCED) TO
                                                                             OCTOBER 31,
                                                                                 2002
                                                                           ----------------
Net asset value, beginning of period                                                $ 10.00
-------------------------------------------------------------------------------------------
Income from investment operations:
    Net investment income (loss)                                                      (0.01)
-------------------------------------------------------------------------------------------
    Net gains (losses) on securities (both realized and unrealized)                   (0.86)
===========================================================================================
       Total from investment operations                                               (0.87)
===========================================================================================
Net asset value, end of period                                                      $  9.13
___________________________________________________________________________________________
===========================================================================================
Total return (a)                                                                      (8.70)%
___________________________________________________________________________________________
===========================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                            $   365
___________________________________________________________________________________________
===========================================================================================
Ratio of expenses to average net assets:
    With fee waivers                                                                   1.75%(b)
-------------------------------------------------------------------------------------------
    Without fee waivers                                                               23.74%(b)
___________________________________________________________________________________________
===========================================================================================
Ratio of net investment income (loss) to average net assets                           (0.49)%(b)
___________________________________________________________________________________________
===========================================================================================
Portfolio turnover rate                                                                   4%
___________________________________________________________________________________________
===========================================================================================

(a) Includes adjustments in accordance with generally accepted accounting principles, does not include sales charges and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average daily net assets of $359,547.

                                                                         CLASS B
                                                                    ----------------
                                                                     AUGUST 30, 2002
                                                                    (DATE OPERATIONS
                                                                      COMMENCED) TO
                                                                       OCTOBER 31,
                                                                          2002
                                                                    ----------------
Net asset value, beginning of period                                          $10.00
------------------------------------------------------------------------------------
Income from investment operations:
    Net investment income (loss)                                               (0.01)
------------------------------------------------------------------------------------
    Net losses on securities (both realized and unrealized)                    (0.86)
====================================================================================
       Total from investment operations                                        (0.87)
====================================================================================
Net asset value, end of period                                                $ 9.13
____________________________________________________________________________________
====================================================================================
Total return(a)                                                                (8.70)%
____________________________________________________________________________________
====================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                      $  274
____________________________________________________________________________________
====================================================================================
Ratio of expenses to average net assets:
    With fee waivers                                                            1.75%(b)
------------------------------------------------------------------------------------
    Without fee waivers                                                        24.39%(b)
____________________________________________________________________________________
====================================================================================
Ratio of net investment income (loss) to average net assets                    (0.49)%(b)
____________________________________________________________________________________
====================================================================================
Portfolio turnover rate                                                            4%
____________________________________________________________________________________
====================================================================================

(a) Includes adjustments in accordance with generally accepted accounting principles, does not include sales charges and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average daily net assets of $269,663.

                                                                        CLASS C
                                                                   ----------------
                                                                    AUGUST 30, 2002
                                                                   (DATE OPERATIONS
                                                                     COMMENCED) TO
                                                                      OCTOBER 31,
                                                                          2002
                                                                   ----------------
Net asset value, beginning of period                                         $10.00
-----------------------------------------------------------------------------------
Income from investment operations:
    Net investment income (loss)                                              (0.01)
-----------------------------------------------------------------------------------
    Net losses on securities (both realized and unrealized)                   (0.86)
====================================================================================
       Total from investment operations                                       (0.87)
====================================================================================
Net asset value, end of period                                               $ 9.13
___________________________________________________________________________________
===================================================================================
Total return(a)                                                               (8.70)%
___________________________________________________________________________________
===================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                     $  274
___________________________________________________________________________________
===================================================================================
Ratio of expenses to average net assets:
    With fee waivers                                                           1.75%(b)
-----------------------------------------------------------------------------------
    Without fee waivers                                                       24.39%(b)
___________________________________________________________________________________
===================================================================================
Ratio of net investment income (loss) to average net assets                   (0.49)%(b)
___________________________________________________________________________________
===================================================================================
Portfolio turnover rate                                                           4%
___________________________________________________________________________________
===================================================================================

(a) Includes adjustments in accordance with generally accepted accounting principles, does not include sales charges and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average daily net assets of $269,663.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of AIM Basic Value II Fund
And Board of Trustees of AIM Equity Funds:



We have audited the accompanying statement of assets and liabilities of AIM Basic Value II Fund (a portfolio AIM Equity Funds), including the schedule of investments, as of October 31, 2002, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.



We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Basic Value II Fund as of October 31, 2002, the results of its operations, the changes in its net assets and the financial highlights for the period then ended in conformity with accounting principles generally accepted in the United States.

/s/ ERNST & YOUNG LLP

Houston, Texas
December   , 2002

OTHER INFORMATION

Trustees and Officers

As of December 31, 2001

The address of each trustee and officer of AIM Equity Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                   Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                       Held by Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Interested Persons
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham* -- 1946       1988               Chairman, President and Chief Executive   None
   Trustee, Chairman and                              Officer, A I M Management Group Inc.
   President                                          (financial services holding company);
                                                      Chairman and President, A I M Advisors,
                                                      Inc. (registered investment advisor);
                                                      Director and Senior Vice President,
                                                      A I M Capital Management, Inc.
                                                      (registered investment advisor);
                                                      Chairman, A I M Distributors, Inc.
                                                      (registered broker dealer), A I M Fund
                                                      Services, Inc. (registered transfer
                                                      agent), and Fund Management Company
                                                      (registered broker dealer); and
                                                      Director and Vice Chairman, AMVESCAP
                                                      PLC (parent of AIM and a global
                                                      investment management firm)
-------------------------------------------------------------------------------------------------------------------------------

   Independent Trustees
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001               Of Counsel, law firm of Baker &           Badgley Funds, Inc. (registered
   Trustee                                            McKenzie                                  investment company)
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993               Chairman, Crockett Technology             ACE Limited (insurance
   Trustee                                            Associates (technology consulting         company); and Captaris, Inc.
                                                      company)                                  (unified messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000               Chairman, Cortland Trust, Inc.            None
   Trustee                                            (registered investment company) and DHJ
                                                      Media, Inc.; Director, Magellan
                                                      Insurance Company; Member of Advisor
                                                      Board of Rotary Power International
                                                      (designer, manufacturer, and seller of
                                                      rotary power engines); formerly,
                                                      Director, President and CEO, Volvo
                                                      Group North America, Inc.; and director
                                                      of various affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998               Formerly, Chairman, Mercantile Mortgage   None
   Trustee                                            Corp.; Vice Chairman, President and
                                                      Chief Operating Officer,
                                                      Mercantile-Safe Deposit & Trust Co.;
                                                      and President, Mercantile Bankshares
                                                      Corp.
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997               Chief Executive Officer, Twenty First     Administaff
   Trustee                                            Century Group, Inc. (government affairs
                                                      company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1998               Partner, law firm of Kramer Levin         Cortland Trust, Inc.
   Trustee                                            Naftalis and Frankel LLP                  (registered investment company)
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998               Formerly, Chief Executive Officer, YWCA   None
   Trustee                                            of the USA
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1988               Partner, law firm of Pennock & Cooper     None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001               Retired                                   None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          1989               Executive Vice President, Development     None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-------------------------------------------------------------------------------------------------------------------------------

* Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of December 31, 2001


The address of each trustee and officer of AIM Equity Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                   Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                       Held by Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Other Officers
-------------------------------------------------------------------------------------------------------------------------------

   Gary T. Crum -- 1947            1988               Director and President, A I M Capital     N/A
   Senior Vice President                              Management, Inc.; Director and
                                                      Executive Vice President, A I M
                                                      Management Group Inc.; Director and
                                                      Senior Vice President, A I M Advisors,
                                                      Inc.; and Director, A I M Distributors,
                                                      Inc. and AMVESCAP PLC
-------------------------------------------------------------------------------------------------------------------------------

   Carol F. Relihan -- 1954        1988               Director, Senior Vice President,          N/A
   Senior Vice President and                          General Counsel and Secretary, A I M
   Secretary                                          Advisors, Inc. and A I M Management
                                                      Group Inc.; Director, Vice President
                                                      and General Counsel, Fund Management
                                                      Company; and Vice President, A I M Fund
                                                      Services, Inc., A I M Capital
                                                      Management, Inc. and A I M
                                                      Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Melville B. Cox -- 1943         1992               Vice President and Chief Compliance       N/A
   Vice President                                     Officer, A I M Advisors, Inc. and A I M
                                                      Capital Management, Inc.; and Vice
                                                      President, A I M Fund Services, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen -- 1940         1999               Vice President, A I M Advisors, Inc.      N/A
   Vice President                                     and A I M Capital Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Dana R. Sutton -- 1959          1988               Vice President and Fund Treasurer,        N/A
   Vice President and Treasurer                       A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------
The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        Ernst & Young LLP
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               5 Houston Center
Houston, TX 77046               Suite 100                       Suite 100                       1401 McKinney
                                Houston, TX 77046               Houston, TX 77046               Suite 1200
                                                                                                Houston, TX 77010

COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Ballard Spahr                   Kramer, Levin, Naftalis &       A I M Fund Services, Inc.       State Street Bank and Trust
Andrews & Ingersoll, LLP        Frankel LLP                     P.O. Box 4739                   Company
1735 Market Street              919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
Philadelphia, PA 19103          New York, NY 10022                                              Boston, MA 02110

OFFICE OF THE FUND
11 Greenway Plaza
Suite 100
Houston, TX 77046
COUNSEL TO THE FUND
Ballard Spahr
Andrews & Ingersoll, LLP
1735 Market Street
Philadelphia, PA 19103

                        ANNUAL REPORT / OCTOBER 31, 2002

                               AIM BLUE CHIP FUND

                                 [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                               AIMinvestments.com

================================================================================

                                 [COVER IMAGE]

                       THE SWING BY PIERRE-AUGUSTE RENOIR

RENOIR BEGAN HIS CAREER AS A PAINTER IN A PORCELAIN FACTORY, GAINING EXPERIENCE

 WITH THE COLORS THAT WOULD DISTINGUISH HIS IMPRESSIONIST WORK AND LEARNING THE

IMPORTANCE OF GOOD CRAFTSMANSHIP. HIS PAINTINGS ARE AMONG THE BEST-KNOWN IN THE

 WORLD FOR THEIR SIGNIFICANCE AND VALUE--AS ARE MANY OF THE BLUE-CHIP COMPANIES

                          IN WHICH THIS FUND INVESTS.

================================================================================

AIM BLUE CHIP FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL AND, SECONDARILY, CURRENT INCOME. THE FUND SEEKS TO MEET ITS OBJECTIVES BY INVESTING, NORMALLY, AT LEAST 80% OF ITS ASSETS IN SECURITIES OF BLUE-CHIP COMPANIES.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Blue Chip Fund performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B, Class C and Class R shares will differ due to different sales charge structures and class expenses.

o   Class R shares are generally only available to retirement plans such as section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and IRA rollovers from such plans if an AIM fund was offered. They are sold at net asset value, that is, without a sales charge. Class R shares were first offered on June 3, 2002. Returns prior to that date are hypothetical results based on Class A share returns (inception date 2/4/87) at net asset value, adjusted to reflect additional Class R 12b-1 fees. Class R share returns do not include a 0.75% contingent deferred sales charge (CDSC) that may be imposed on a total redemption of retirement plan assets within the first year.

o The fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Russell 1000 Index represents the performance of the stocks of large-capitalization companies.

o The unmanaged Lipper Large-Cap Core Fund Index represents an average of the performance of the 30 largest large-capitalization core equity funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses. Performance of a market index does not.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

   This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.

                              TO OUR SHAREHOLDERS

================================================================================

                                 WE ARE HOPEFUL

                           THAT IMPROVED PERFORMANCE

                       FOR LARGE-CAP STOCKS CONTINUES ...

                                ROBERT H. GRAHAM

================================================================================

                    DEAR FELLOW SHAREHOLDER:

[PHOTO OF           All of us know how difficult the equity markets were during
ROBERT H.           the fiscal year ended October 31, 2002. We are now in the
GRAHAM]             unenviable position of being able to say we have been in a deeper and longer market downturn than that of 1973-74. We know from experience that these conditions do eventually end, though no one can predict exactly when. We are encouraged, however, by the fact that as I write this letter, the U.S. equity market has had several positive weeks in a row. Whether this is the start of a long-term positive trend remains to be seen. In the meantime, let me assure you that all of us at AIM continue to work hard on your behalf.

                       In light of continuing market difficulties, I thought
                    you would appreciate detailed information on some of the methods AIM uses to manage your money. This information is presented in the two pages following this letter. I hope it will provide you with a greater understanding of our investment process, and I encourage you to read it carefully. One of our ongoing goals is to keep all of our shareholders well informed.

BACK TO BASICS

When market conditions are as trying as they have been during the fiscal year covered by this report, it is well to keep some investing fundamentals in mind. First, seek professional advice--it is more important now than ever. A financial professional can help you:

   o Understand your entire financial profile before selecting individual investments so you can tailor your portfolio to specific goals and timetables.

   o Learn the characteristics of various asset classes. Recently, many investors have been seeking safety in fixed-income investments. Unfortunately, many do not understand that bond prices move in the opposite direction of interest rates. Existing bonds have been rising in value as interest rates have fallen, contributing to attractive total returns. But rates are now so low the upside potential of bond prices is limited. Sooner or later, the economy will expand more robustly, and interest rates will begin to rise. That will lower bond values, reducing total returns. As ever, diversification is an investing fundamental.

   o Develop reasonable expectations. Historically, stocks have averaged about a 10% return per year, bonds less, facts many of us forgot during the 1990s.

YOUR FUND MANAGERS' OBSERVATIONS

In the following pages, your fund's portfolio managers discuss your fund's performance during the fiscal year and the market conditions and investment strategies that affected that performance. I hope you find their comments helpful.

   During the fiscal year covered by this report, Class A shares of AIM Blue Chip Fund returned -17.82% at net asset value, slightly below the performance of the S&P 500, which returned -15.10%. Late in the fiscal year, large-cap stocks began to outperform small- and mid-cap stocks, which they had not done for some time. We are hopeful that improved performance for large-cap stocks continues and the market rewards market-leading companies going forward.

   Timely information about your fund and the markets is always available on our Web site, aiminvestments.com. Our Client Services Department can be reached during regular business hours at 800-959-4246.

IMPORTANT NEWS ABOUT AIM

This report features AIM's new logo and Web address, which we have adopted to better reflect our diverse line of investment products. We are well known for our mutual funds, but we also offer solutions for many investment situations through a broad array of products and services including retirement products for employers and individuals, annuities, college savings plans, separately managed accounts, and cash management for businesses.

   I am also pleased to announce that Mark Williamson will become Chief Executive Officer of AIM Management Group Inc., the parent company of your fund's advisor and distributor, on January 1, 2003. I will remain Chairman of AIM. Mark has had a long and distinguished career in the mutual fund industry and I am looking forward to his joining the AIM team.

   Thank you for investing with AIM. I look forward to reporting to you again in six months.

Sincerely,

/s/ ROBERT H. GRAHAM

Robert H. Graham
Chairman
December 2, 2002

                     A SPECIAL MESSAGE TO OUR SHAREHOLDERS

                   INVESTMENT RESEARCH UPDATE FOR AIM CLIENTS


[EDGAR M. LARSEN PHOTO]
    EDGAR M. LARSEN
CHIEF INVESTMENT OFFICER

  [GARY T. CRUM PHOTO]
      GARY T. CRUM
DIRECTOR OF INVESTMENTS



THE FINANCIAL MARKETS have been battered over the past year by a wave of corporate scandals, accounting restatements, bankruptcies of high-profile companies and, in a few cases, outright financial fraud. Many investors, understandably, feel uncertain about whether their portfolios are positioned to withstand such a prolonged and severe market downturn. Now seems to be an appropriate time to step back and reiterate AIM's concern for the financial well-being of all of our clients and AIM's commitment to competitive excellence across all investment disciplines.

    We at AIM are proud of our rigorous qualitative and quantitative analytical processes, and we remain confident that we will preserve our long-term record of success through uncompromising fundamental research. During this recent period of market instability, we have placed even greater focus on meticulous research, and we continually look for new ways to improve our process.

    We have the resources and the people needed to seek out the best investment opportunities that exist in any market. It should be emphasized that AIM's teams have not changed their investment strategies; rather our disciplines have been fine-tuned in order to better understand each portfolio holding and to optimize each fund's overall structure.

   Rigorous accounting analysis is at the forefront of our investment-research efforts. AIM employs both internal and external accounting experts and proprietary tools to screen our portfolios for high-risk situations and to look for investment opportunities.

BEYOND THE BOTTOM LINE

By going beyond the reported bottom-line numbers, we strive to understand where a company's growth is coming from and how sustainable it may be. Our discipline takes us through an in-depth examination of the financial statements and industry conditions, combined with an evaluation of management's style and strategy.

    AIM's portfolio managers have taken advantage of some unique valuations in this unusual market environment by adding opportunistically to their portfolios. In addition to strong financial fundamentals and attractively priced securities, AIM's teams look for companies with experienced and credible management teams. Sometimes this means not accepting the consensus view of a particular company.

    AIM seeks independent thought, both from our own analysts and portfolio managers, and from trusted Wall Street sources. Our goal is to cultivate an ongoing dialogue with independent thinkers in every industry, whether they work for one of our portfolio companies, on Wall Street, at an independent research boutique, or right here within our own firm. To this end, we have long had a collaborative environment where communication across investment teams is encouraged.

      For example, AIM's fixed-income and equity analysts attend the same meetings

================================================================================

                               RIGOROUS ACCOUNTING

                                 ANALYSIS IS AT

                                THE FOREFRONT OF

                                OUR INVESTMENT-

                               RESEARCH EFFORTS.

================================================================================
with company managements, and thus analyze the company from two different perspectives. Our international managers work with our domestic teams to cover the more globally oriented companies. And the teams that manage AIM's sector-specific funds share their industry expertise with the rest of our investment teams. As our professional staff and resources have grown, so have the direct contacts with company management teams. Last year, AIM's analysts and portfolio managers had more than 4,000 meetings with the senior executives of our portfolio companies.

EDUCATION AND TRAINING

Continuing education and training are important in the ever-changing world of investment analysis. We invite experts from such fields as accounting, derivatives and banking to AIM so that we remain informed about current corporate-finance techniques, new accounting regulations and other shifts in the landscape of American business.

    Over the past five years, AIM has devoted substantial resources to our research department's personnel. Today, 68 percent of our investment management and research professionals have earned master's degrees in business or finance. Sixty percent have earned the Chartered Financial Analyst (CFA) or Certified Public Accountant (CPA) designations.

QUANTITATIVE EXPERTISE

AIM's team of quantitative analysts plays a large role in portfolio construction and performance monitoring. Our state-of-the-art proprietary tools include the means to optimize a portfolio's construction, which includes managing and monitoring risk, analyzing performance, and conducting hypothetical trading scenarios to see how they would affect the overall portfolio. These tools offer our investment teams a more acute awareness of how their portfolios stack up against their benchmarks and their peers.

    Attribution tools allow us to monitor relative sector and industry weightings, individual security weightings, and correlations across different holdings. Our portfolio management teams aren't the only ones using these customized risk-assessment tools. They also are used to generate detailed reports that are reviewed by members of AIM's senior management. We have a schedule of formalized periodic reviews to assess the construction and the risk-adjusted performance of the funds, to offer guidance to the portfolio managers, and to take corrective action when warranted.

================================================================================

                              ... WE REAFFIRM OUR

                                 COMMITMENT TO

                             EXCELLENCE ACROSS ALL

                               OF OUR INVESTMENT

                                  DISCIPLINES.

================================================================================


DIVERSIFICATION OF AIM'S OFFERINGS

Even during the equity-market bubble of the late 1990s, AIM advocated a diversified approach to portfolio management for its clients. As growth stocks registered double-digit gains, we were taking a longer-term view of the markets and actively diversified our product line across market styles and capitalization ranges.

    As the financial markets have changed over the past few years, so has AIM's selection of fund offerings. In the past, AIM was recognized for investing in the equities of U.S. growth companies. Today, AIM's three largest equity funds--AIM Basic Value Fund, AIM Premier Equity Fund and AIM Constellation Fund--represent three distinctly different investment disciplines: Value, Blend and Growth. Complementing those funds are dozens more in all styles, market-cap ranges, asset classes, and geographic regions.

    AIM's clients can create diversified, all-weather portfolios by selecting from our full spectrum of funds, whether they seek equity or fixed-income, value or growth, domestic or international, aggressive or conservative, or any combination in between. Over the course of any complete market cycle, we expect a portfolio that is a blend of these quality funds will provide a prudent approach to achieving one's long-term investment goals.

    This period of market dislocation has been painful for all of us. But over the long term, we are confident that tightened accounting regulations, an increased level of governmental oversight, and the reallocation of resources following the recent bubble will all result in a healthy resurgence of the American financial system.

    AIM's investment teams and processes continue to be honed and tested in today's challenging environment. We believe that this prolonged bear market has created some unparalleled opportunities to invest in leading companies that will weather the market storm and recover their industry-leading positions when global economic growth reaccelerates.

    We are grateful for the trust our clients have placed in AIM, and we reaffirm our commitment to excellence across all of our investment disciplines.



Sincerely,

/s/ GARY T. CRUM

Gary T. Crum
Director of Investments/AIM

/s/ EDGAR M. LARSEN

Edgar M. Larsen
Chief Investment Officer/AIM

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FUND'S STRATEGY COMBINES DIVERSIFICATION AND MARKET LEADERS

WHAT HAPPENED IN THE FINANCIAL MARKETS DURING THE FISCAL YEAR?

During the year that this report encompasses, the fund's fiscal year ending October 31, 2002, the bear market continued, and the disappointments affected almost all investors. The equity market experienced continued volatility and considerable losses. Equities in every market capitalization have been affected--small-cap, mid-cap, and large-cap stocks. Toward the end of the fiscal year, the U.S. consumer--long the strongest element of our economy--displayed a loss of confidence, resulting in further negative effects on the financial markets. During the last month covered by this report, the markets had several positive weeks in a row, but it is still not clear whether the prolonged bear market has ended.

HOW DID AIM BLUE CHIP FUND PERFORM?

For the fiscal year ended October 31, 2002, the fund's Class A, Class B, Class C and Class R shares returned -17.82%, -18.31%, -18.31%, and -17.90%, respectively. These figures are at net asset value, which does not include sales charges.

WHAT ARE THE BENCHMARKS THE FUND IS MEASURED AGAINST, AND HOW DID IT PERFORM IN COMPARISON?

The Russell 1000 Index is the broad-based market index against which AIM Blue Chip Fund is measured. The Russell 1000 Index returned -14.60% for the year ended October 31, 2002. The S&P 500 Index, frequently used as a general measure of U.S. stock market performance, returned -15.10% for the 12 months ended October 31. The Lipper fund index chosen as the fund's peer group is the Lipper Large-Cap Core Fund Index, and it returned -14.23% for the same period.

GIVEN THE MARKET TURBULENCE, HOW DID YOU MANAGE THE FUND?

AIM Blue Chip Fund continued to follow its consistent strategy of broad diversification and stock selection focused on market leaders. Within the framework of broad sector diversification, we have always evaluated stocks individually. We blend AIM's growth and growth-at-a-reasonable-price (GARP) disciplines to identify companies that we feel offer superior earnings fundamentals and whose stocks also represent good value relative to these fundamentals. Our intent is to always focus on long-term market leaders. This results in a rather low turnover. Our turnover rate for this fiscal year was 28%.

    Over the longer-term, high quality companies with above-average earnings fundamentals tend to be awarded premium valuations. As a result of the punishing market environment this year, we feel that a number of good companies have been oversold and this has created selective valuation expansion opportunities in our universe of stocks.

    We use the Russell 1000 Index as a reference for our sector allocations, and we are intent on being diversified across all sectors.

    However, we own stocks because of our confidence in their staying power as market leaders, not because of the sectors they fall within.

    Our commitment to market leaders has led us to be slightly overweight (as compared to the Russell 1000 Index) in health care. Being

PORTFOLIO COMPOSITION

as of 10/31/02, based on total net assets


INVESTMENT TYPE BREAKDOWN

================================================================================

                            [PIE CHART]
================================================================================

COMMON STOCKS & OTHER

EQUITY INTERESTS              95.34%

CASH                           4.39%

U.S. TREASURY BILLS            0.27%

================================================================================

==================================================================================================
TOP 10 HOLDINGS                                        TOP 10 INDUSTRIES
==================================================================================================
  1. Microsoft Corp.                      3.7%         1.  Diversified Financial Services     11.8%

  2. Pfizer Inc.                          3.6          2.  Pharmaceuticals                    10.4

  3. Johnson & Johnson                    3.2          3.  Banks                               5.5

  4. Wal-Mart Stores, Inc.                3.1          4.  General Merchandise Stores          4.7

  5. Exxon Mobil Corp.                    3.1          5.  Systems Software                    4.6

  6. Citigroup Inc.                       3.1          6.  Health Care Equipment               3.9

  7. General Electric Co.                 3.0          7.  Semiconductors                      3.7

  8. Wells Fargo & Co.                    2.0          8.  Aerospace & Defense                 3.1

  9. American International Group, Inc.   2.0          9.  Integrated Oil & Gas                3.1

 10. Bank of America Corp.                2.0         10.  Industrial Conglomerates            3.0


The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

==================================================================================================

overweight in health care has been advantageous. In the third quarter (July-September) of 2002, it was our best performing sector. Our careful stock selection paid off as well with most of the health care stocks we owned outperforming the market and the health care sector of the S&P 500 for the quarter.

CAN YOU DISCUSS A FEW STOCKS IN PARTICULAR THAT HELPED OR HURT THE FUND?

o As of October 31, 2002, our portfolio contained stocks representing 45 industries falling within all sectors of the S&P 500. This year, in the health care sector, we owned such companies as Forest Labs, Johnson & Johnson, Pharmacia, and UnitedHealth Group, all of which benefited the portfolio.

o Consumer staples was the S&P's best performing sector for the year, and in that sector, among others, we owned outperformers Procter & Gamble and SYSCO. SYSCO, the largest food service company in North America, delivers food and supplies to restaurants, hotels, and institutions throughout the U.S. and Canada. For the quarter ended September 30, 2002, the firm reported a 10% growth in sales.

o Telecommunications was one of the worst performing sectors in the S&P, and those stocks hurt our portfolio as well. However, we have been consistently underweight in the sector, which has dampened its negative effect; and we own market leaders such as Vodafone and SBC Communications whose performance helped the fund on a relative basis.

HOW WOULD YOU CHARACTERIZE THE CLOSE OF THE FISCAL YEAR? HAVE YOU POSITIONED THE PORTFOLIO ACCORDINGLY?

The market environment at the end of the fiscal year was still characterized by uncertainty. During times of uncertainty, we are convinced of the importance of owning market leaders--companies that provide a higher level of assurance that they will be around long term. During the most recent calendar quarter (July-September 2002), the market bore us out on this, as large-cap stocks finally outperformed small- and mid-cap stocks, after having been out of favor for quite some time. AIM Blue Chip Fund remains a long-term equity strategy. With the fund's blend of AIM's growth and GARP investment strategies, we have investment flexibility and risk control. We have always focused on diversification, both across all sectors and among industries. We believe diversification positions the fund well for the current environment of uncertainty and volatility. We also continue to focus on bottom-up earnings stories, and we feel that this flexibility of active stock selection is the best way to remain positioned to take advantage of the economic recovery.

================================================================================

                            PORTFOLIO MANAGEMENT TEAM

                                 AS OF 10/31/02

                                 MONIKA H. DEGAN

                              JONATHAN C. SCHOOLAR

                          See important fund and index

                        disclosures inside front cover.

                                    [GRAPHIC]

                           For More Information Visit

                               AIMinvestments.com

================================================================================

The last 2 1/2 years have been challenging for equity mutual fund investors. The S&P 500, considered representative of U.S. stock market performance, has declined significantly since hitting an all-time high in early 2000.

    The colored bars on the chart represent bear markets, typically defined as a 20% decline in the stock market. As the chart shows, the 2000-2002 bear market has been more severe and more prolonged than any other in the last 50 years. But it shows that market declines have always ended--and that the stock market has risen over time. While past performance cannot guarantee comparable future results, and while no one can say precisely when the current decline will end, history shows that bear markets never last.

    That is why AIM urges all investors to maintain a long-term investment discipline.

HISTORY SHOWS THAT BEAR MARKETS NEVER LAST ...

U. S. STOCK MARKET AS REPRESENTED BY S&P 500



                                                         [LINE CHART]

9/30/52    24      3/31/61     65      9/30/69     93       3/31/78     89      9/30/86      231     3/31/95      500
12/31/52   26      6/30/61     64      12/31/69    92       6/30/78     95      12/31/86     242     6/30/95      544
3/31/53    25      9/29/61     66      3/31/70     89       9/29/78    102      3/31/87      291     9/29/95      584
6/30/53    24      12/29/61    71      6/30/70     72       12/29/78    96      6/30/87      304     12/29/95     615
9/30/53    23      3/30/62     69      9/30/70     84       3/30/79    101      9/30/87      321     3/29/96      645
12/31/53   24      6/29/62     54      12/31/70    92       6/29/79    102      12/31/87     247     6/28/96      670
3/31/54    26      9/28/62     56      3/31/71    100       9/28/79    109      3/31/88      258     9/30/96      687
6/30/54    29      12/31/62    63      6/30/71     99       12/31/79   107      6/30/88      273     12/31/96     740
9/30/54    32      3/29/63     66      9/30/71     98       3/31/80    102      9/30/88      271     3/31/97      757
12/31/54   35      6/28/63     69      12/31/71   102       6/30/80    114      12/30/88     277     6/30/97      885
3/31/55    36      9/30/63     71      3/31/72    107       9/30/80    125      3/31/89      294     9/30/97      947
6/30/55    41      12/31/63    75      6/30/72    107       12/31/80   135      6/30/89      317     12/31/97     970
9/30/55    43      3/31/64     78      9/29/72    110       3/31/81    136      9/29/89      349     3/31/98     1101
12/30/55   45      6/30/64     81      12/29/72   118       6/30/81    131      12/29/89     353     6/30/98     1133
3/30/56    48      9/30/64     84      3/30/73    111       9/30/81    116      3/30/90      339     9/30/98     1017
6/29/56    46      12/31/64    84      6/29/73    104       12/31/81   122      6/29/90      358     12/31/98    1229
9/28/56    45      3/31/65     86      9/28/73    108       3/31/82    111      9/28/90      306     3/31/99     1286
12/31/56   46      6/30/65     84      12/31/73    97       6/30/82    109      12/31/90     330     6/30/99     1372
3/29/57    44      9/30/65     89      3/29/74     93       9/30/82    120      3/29/91      375     9/30/99     1282
6/28/57    47      12/31/65    92      6/28/74     86       12/31/82   140      6/28/91      371     12/31/99    1469
9/30/57    42      3/31/66     89      9/30/74     63       3/31/83    152      9/30/91      387     3/31/00     1498
12/31/57   39      6/30/66     84      12/31/74    68       6/30/83    168      12/31/91     417     6/30/00     1454
3/31/58    42      9/30/66     76      3/31/75     83       9/30/83    166      3/31/92      403     9/29/00     1436
6/30/58    45      12/30/66    80      6/30/75     95       12/30/83   164      6/30/92      408     12/29/00    1320
9/30/58    50      3/31/67     90      9/30/75     83       3/30/84    159      9/30/92      417     3/30/01     1160
12/31/58   55      6/30/67     90      12/31/75    90       6/29/84    153      12/31/92     435     6/29/01     1224
3/31/59    55      9/29/67     96      3/31/76    102       9/28/84    166      3/31/93      451     9/28/01     1040
6/30/59    58      12/29/67    96      6/30/76    104       12/31/84   167      6/30/93      450     12/31/01    1148
9/30/59    56      3/29/68     90      9/30/76    105       3/29/85    180      9/30/93      458     3/29/02     1147
12/31/59   59      6/28/68     99      12/31/76   107       6/28/85    191      12/31/93     466     6/28/02      989
3/31/60    55      9/30/68    102      3/31/77     98       9/30/85    182      3/31/94      445     9/30/02      815
6/30/60    56      12/31/68   103      6/30/77    100       12/31/85   211      6/30/94      444
9/30/60    53      3/31/69    101      9/30/77     96       3/31/86    238      9/30/94      462
12/30/60   58      6/30/69     97      12/30/77    95       6/30/86    250      12/30/94     459

                                                                                                 Source: Bloomberg LP

=====================================================================================================================

                                FUND PERFORMANCE


================================================================================

RESULTS OF A $10,000 INVESTMENT
10/31/92-10/31/02

                                [MOUNTAIN CHART]

DATE              AIM BLUE CHIP
                    CLASS A                  RUSSELL 1000

10/31/92             9450                       10000
1/93                 9444                       10639
4/93                 9697                       10705
7/93                 9604                       11038
10/93                9919                       11581
1/94                10317                       11985
4/94                 9925                       11306
7/94                10362                       11513
10/94               10735                       11941
1/95                10893                       11978
4/95                11939                       13126
7/95                12905                       14525
10/95               13286                       15167
1/96                14242                       16604
4/96                15096                       17229
7/96                15010                       16811
10/96               16724                       18641
1/97                18325                       20861
4/97                18522                       21079
7/97                22418                       25268
10/97               21690                       24572
1/98                23133                       26352
4/98                26317                       29959
7/98                26698                       30032
10/98               25889                       29415
1/99                30955                       34411
4/99                31672                       36043
7/99                31766                       35932
10/99               33397                       36942
1/00                36215                       38533
4/00                38314                       40533
7/00                38479                       39818
10/00               37273                       40291
1/01                34667                       38271
4/01                29968                       34997
7/01                27810                       33967
10/01               24185                       29801
1/02                25649                       32027
4/02                23838                       30807
7/02                20217                       26190
10/02               19872                       25527


                                                            Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.

The chart compares AIM Blue Chip Fund Class A shares to a benchmark index. It is intended to give you a general idea of how your fund performed compared to this index over the period 10/31/92-10/31/02. It is important to understand the difference between your fund and an index. Market indexes, such as the Russell 1000 Index, are not managed and incur no sales charges, expenses or fees. If you could buy all securities that make up a market index, you would incur expenses that would affect your investment return.

    Your fund's total return includes sales charges, expenses and management fees.

    Performance of the fund's Class A, B, C and R shares will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover.

    Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance for the index does not reflect the effects of taxes.

This growth chart uses a logarithmic scale, which means the price scale (vertical axis) is structured so that a given distance always represents the same percent change in price, rather than the same absolute change in price. For example, the distance from one to 10 is the same as the distance from 10 to 100 on a logarithmic chart, but the latter distance is 10 times greater on a linear chart. A logarithmic scale better illustrates performance in the fund's early years before reinvested distributions and compounding creates the potential for very large numbers.

================================================================================

FUND RETURNS

as of 10/31/02

AVERAGE ANNUAL TOTAL RETURNS
including sales charges

CLASS A SHARES
 Inception (2/4/87)                  8.23%
  10 Years                           7.11
  5 Years                           -2.84
  1 Year                           -22.33

CLASS B SHARES
 Inception (10/1/96)                 2.48%
  5 Years                           -2.78
  1 Year                           -22.39

CLASS C SHARES
 Inception (8/4/97)                 -2.86%
  5 Years                           -2.39
  1 Year                           -19.12

CLASS R SHARES*
  10 Years                           7.56%
  5  Years                          -1.87
  1  Year                          -17.90

In addition to returns as of the close of the reporting period, industry regulations require us to provide average annual total returns (including sales charges) as of September 30, 2002, the most recent calendar quarter-end, which were: Class A shares, inception (2/4/87), 7.70%; 10 years, 6.40%; five years, -5.13%; one year, -25.66%. Class B shares, inception (10/1/96), 0.97%; five years, -5.08%; one year, -25.71%. Class C shares, inception (8/4/97), -4.44%;
five years, -4.71%; one year, -22.58%. Class R shares, 10 years, 6.84%; five years, -4.19%, one year, -21.40%.

*Class R shares were first offered on June 3, 2002. Returns prior to that date are hypothetical results based on Class A share returns (inception date 2/4/87) at net asset value, adjusted to reflect additional Class R 12b-1 fees. Class R share returns do not include a 0.75% contingent deferred sales charge (CDSC) that may be imposed on a total redemption of retirement plan assets within the first year.

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

FINANCIALS

Schedule of Investments

October 31, 2002

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-95.34%

Aerospace & Defense-3.12%

General Dynamics Corp.                            200,000   $   15,826,000
--------------------------------------------------------------------------
Lockheed Martin Corp.                             650,000       37,635,000
--------------------------------------------------------------------------
United Technologies Corp.                         600,000       37,002,000
==========================================================================
                                                                90,463,000
==========================================================================

Aluminum-0.53%

Alcoa Inc.                                        700,000       15,442,000
==========================================================================

Apparel Retail-0.32%

Limited Brands                                    600,000        9,402,000
==========================================================================

Banks-5.46%

Bank of America Corp.                             825,000       57,585,000
--------------------------------------------------------------------------
Fifth Third Bancorp                               675,000       42,862,500
--------------------------------------------------------------------------
Wells Fargo & Co.                               1,150,000       58,040,500
==========================================================================
                                                               158,488,000
==========================================================================

Biotechnology-1.24%

Amgen Inc.(a)                                     775,000       36,084,000
==========================================================================

Brewers-0.77%

Anheuser-Busch Cos., Inc.                         425,000       22,423,000
==========================================================================

Broadcasting & Cable TV-0.96%

Clear Channel Communications, Inc.(a)             750,000       27,787,500
==========================================================================

Building Products-0.53%

Masco Corp.                                       750,000       15,420,000
==========================================================================

Computer Hardware-2.77%

Dell Computer Corp.(a)                          1,850,000       52,928,500
--------------------------------------------------------------------------
International Business Machines Corp.             350,000       27,629,000
==========================================================================
                                                                80,557,500
==========================================================================

Data Processing Services-2.31%

First Data Corp.                                1,200,000       41,928,000
--------------------------------------------------------------------------
Fiserv, Inc.(a)                                   800,000       24,992,000
==========================================================================
                                                                66,920,000
==========================================================================

Department Stores-0.91%

Kohl's Corp.(a)                                   450,000       26,302,500
==========================================================================

Diversified Chemicals-0.25%

Du Pont (E. I.) de Nemours & Co.                  175,000        7,218,750
==========================================================================

Diversified Commercial Services-0.31%

H&R Block, Inc.                                   200,000        8,876,000
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

Diversified Financial Services-11.80%

American Express Co.                              900,000   $   32,733,000
--------------------------------------------------------------------------
Citigroup Inc.                                  2,400,000       88,680,000
--------------------------------------------------------------------------
Fannie Mae                                        700,000       46,802,000
--------------------------------------------------------------------------
Freddie Mac                                       700,000       43,106,000
--------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                   400,000       28,640,000
--------------------------------------------------------------------------
J.P. Morgan Chase & Co.                           900,000       18,675,000
--------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                         750,000       28,462,500
--------------------------------------------------------------------------
Morgan Stanley                                    900,000       35,028,000
--------------------------------------------------------------------------
SLM Corp.                                         200,000       20,548,000
==========================================================================
                                                               342,674,500
==========================================================================

Drug Retail-0.64%

Walgreen Co.                                      550,000       18,562,500
==========================================================================

Electric Utilities-1.02%

FPL Group, Inc.                                   250,000       14,745,000
--------------------------------------------------------------------------
Southern Co. (The)                                500,000       14,850,000
==========================================================================
                                                                29,595,000
==========================================================================

Food Distributors-1.36%

SYSCO Corp.                                     1,250,000       39,600,000
==========================================================================

General Merchandise Stores-4.65%

Costco Wholesale Corp.(a)                         450,000       15,268,500
--------------------------------------------------------------------------
Target Corp.                                      950,000       28,614,000
--------------------------------------------------------------------------
Wal-Mart Stores, Inc.                           1,700,000       91,035,000
==========================================================================
                                                               134,917,500
==========================================================================

Health Care Distributors & Services-1.43%

Cardinal Health, Inc.                             600,000       41,526,000
==========================================================================

Health Care Equipment-3.86%

Boston Scientific Corp.(a)                        350,000       13,170,500
--------------------------------------------------------------------------
Medtronic, Inc.                                 1,175,000       52,640,000
--------------------------------------------------------------------------
St. Jude Medical, Inc.(a)                         550,000       19,585,500
--------------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                          650,000       26,793,000
==========================================================================
                                                               112,189,000
==========================================================================

Health Care Facilities-2.04%

HCA Inc.                                          900,000       39,141,000
--------------------------------------------------------------------------
Tenet Healthcare Corp.(a)                         700,000       20,125,000
==========================================================================
                                                                59,266,000
==========================================================================

Home Improvement Retail-1.84%

Home Depot, Inc. (The)                          1,850,000       53,428,000
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

Hotels, Resorts & Cruise Lines-0.85%

Carnival Corp.                                    950,000   $   24,814,000
==========================================================================

Household Products-2.90%

Colgate-Palmolive Co.                             725,000       39,860,500
--------------------------------------------------------------------------
Procter & Gamble Co. (The)                        500,000       44,225,000
==========================================================================
                                                                84,085,500
==========================================================================

Industrial Conglomerates-3.04%

General Electric Co.                            3,500,000       88,375,000
==========================================================================

Industrial Gases-0.69%

Air Products & Chemicals, Inc.                    450,000       19,890,000
==========================================================================

Integrated Oil & Gas-3.07%

Exxon Mobil Corp.                               2,650,000       89,199,000
==========================================================================

Integrated Telecommunication Services-1.50%

AT&T Corp.                                        675,000        8,802,000
--------------------------------------------------------------------------
BellSouth Corp.                                   350,000        9,152,500
--------------------------------------------------------------------------
SBC Communications Inc.                         1,000,000       25,660,000
==========================================================================
                                                                43,614,500
==========================================================================

Life & Health Insurance-0.60%

Prudential Financial, Inc.(a)                     600,000       17,520,000
==========================================================================

Managed Health Care-1.49%

UnitedHealth Group Inc.                           475,000       43,201,250
==========================================================================

Motorcycle Manufacturers-0.42%

Harley-Davidson, Inc.                             235,000       12,290,500
==========================================================================

Movies & Entertainment-1.88%

Viacom Inc.-Class B(a)                          1,225,000       54,647,250
==========================================================================

Multi-Line Insurance-1.99%

American International Group, Inc.                925,000       57,858,750
==========================================================================

Multi-Utilities & Unregulated Power-0.51%

Duke Energy Corp.                                 725,000       14,855,250
==========================================================================

Networking Equipment-1.73%

Cisco Systems, Inc.(a)                          4,500,000       50,310,000
==========================================================================

Oil & Gas Drilling-1.63%

ENSCO International Inc.                          675,000       18,252,000
--------------------------------------------------------------------------
Nabors Industries, Ltd. (Bermuda)(a)              500,000       17,485,000
--------------------------------------------------------------------------
Transocean Inc.                                   525,000       11,539,500
==========================================================================
                                                                47,276,500
==========================================================================

Oil & Gas Equipment & Services-0.62%

Schlumberger Ltd. (Netherlands)                   450,000       18,049,500
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

Pharmaceuticals-10.38%

Allergan, Inc.                                    400,000   $   21,780,000
--------------------------------------------------------------------------
Forest Laboratories, Inc.(a)                      275,000       26,947,250
--------------------------------------------------------------------------
Johnson & Johnson                               1,600,000       94,000,000
--------------------------------------------------------------------------
Pfizer Inc.                                     3,250,000      103,252,500
--------------------------------------------------------------------------
Pharmacia Corp.                                   625,000       26,875,000
--------------------------------------------------------------------------
Wyeth                                             850,000       28,475,000
==========================================================================
                                                               301,329,750
==========================================================================

Railroads-0.62%

Canadian National Railway Co. (Canada)            425,000       18,134,750
==========================================================================

Semiconductor Equipment-1.87%

Applied Materials, Inc.(a)                      2,550,000       38,326,500
--------------------------------------------------------------------------
KLA-Tencor Corp.(a)                               450,000       16,033,500
==========================================================================
                                                                54,360,000
==========================================================================

Semiconductors-3.65%

Analog Devices, Inc.(a)                           800,000       21,440,000
--------------------------------------------------------------------------
Intel Corp.                                     1,400,000       24,220,000
--------------------------------------------------------------------------
Linear Technology Corp.                           380,000       10,503,200
--------------------------------------------------------------------------
Microchip Technology Inc.                       1,000,000       24,400,000
--------------------------------------------------------------------------
Texas Instruments Inc.                          1,000,000       15,860,000
--------------------------------------------------------------------------
Xilinx, Inc.(a)                                   500,000        9,495,000
==========================================================================
                                                               105,918,200
==========================================================================

Soft Drinks-1.80%

Coca-Cola Co. (The)                               600,000       27,888,000
--------------------------------------------------------------------------
PepsiCo, Inc.                                     550,000       24,255,000
==========================================================================
                                                                52,143,000
==========================================================================

Specialty Stores-0.86%

Bed Bath & Beyond Inc.(a)                         700,000       24,822,000
==========================================================================

Systems Software-4.57%

Microsoft Corp.(a)                              2,000,000      106,940,000
--------------------------------------------------------------------------
Oracle Corp.(a)                                 1,700,000       17,323,000
--------------------------------------------------------------------------
VERITAS Software Corp.(a)                         550,000        8,387,500
==========================================================================
                                                               132,650,500
==========================================================================

Wireless Telecommunication Services-0.55%

Vodafone Group PLC-ADR (United Kingdom)         1,000,000       15,920,000
==========================================================================
    Common Stocks & Other Equity Interests
      (Cost $2,687,527,249)                                  2,768,407,950
==========================================================================

                                               PRINCIPAL
                                                 AMOUNT
U.S. TREASURY BILLS-0.27%

1.63%, 12/19/02 (Cost $7,982,560)(b)           $8,000,000(c)      7,982,560
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
MONEY MARKET FUNDS-4.59%

STIC Liquid Assets Portfolio(d)                66,569,490   $   66,569,490
--------------------------------------------------------------------------
STIC Prime Portfolio(d)                        66,569,490       66,569,490
==========================================================================
    Total Money Market Funds (Cost
      $133,138,980)                                            133,138,980
==========================================================================
TOTAL INVESTMENTS-100.20% (Cost
  $2,828,648,789)                                            2,909,529,490
==========================================================================
OTHER ASSETS LESS LIABILITIES-(0.20%)                           (5,675,437)
==========================================================================
NET ASSETS-100.00%                                          $2,903,854,053
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(c) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 7.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

Statement of Assets and Liabilities
October 31, 2002

ASSETS:

Investments, at market value (cost $2,828,648,789)*    $2,909,529,490
---------------------------------------------------------------------
Receivables for:
  Investments sold                                         13,899,569
---------------------------------------------------------------------
  Fund shares sold                                          2,307,628
---------------------------------------------------------------------
  Dividends and interest                                    2,411,671
---------------------------------------------------------------------
Investment for deferred compensation plan                      61,174
---------------------------------------------------------------------
Collateral for securities loaned                            8,988,400
---------------------------------------------------------------------
Other assets                                                   56,116
=====================================================================
     Total assets                                       2,937,254,048
_____________________________________________________________________
=====================================================================


LIABILITIES:

Payables for:
  Investments purchased                                    11,603,709
---------------------------------------------------------------------
  Fund shares reacquired                                    7,982,722
---------------------------------------------------------------------
  Deferred compensation plan                                   61,174
---------------------------------------------------------------------
  Collateral upon return of securities loaned               8,988,400
---------------------------------------------------------------------
  Variation margin                                            243,840
---------------------------------------------------------------------
Accrued distribution fees                                   2,434,100
---------------------------------------------------------------------
Accrued trustees' fees                                          2,651
---------------------------------------------------------------------
Accrued transfer agent fees                                 1,836,246
---------------------------------------------------------------------
Accrued operating expenses                                    247,153
=====================================================================
     Total liabilities                                     33,399,995
=====================================================================
Net assets applicable to shares outstanding            $2,903,854,053
_____________________________________________________________________
=====================================================================


NET ASSETS:

Class A                                                $1,402,588,789
_____________________________________________________________________
=====================================================================
Class B                                                $1,198,513,202
_____________________________________________________________________
=====================================================================
Class C                                                $  302,555,409
_____________________________________________________________________
=====================================================================
Class R                                                $       36,623
_____________________________________________________________________
=====================================================================
Institutional Class                                    $      160,030
_____________________________________________________________________
=====================================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Class A                                                   152,087,477
_____________________________________________________________________
=====================================================================
Class B                                                   135,006,825
_____________________________________________________________________
=====================================================================
Class C                                                    34,083,249
_____________________________________________________________________
=====================================================================
Class R                                                         3,972
_____________________________________________________________________
=====================================================================
Institutional Class                                            17,280
_____________________________________________________________________
=====================================================================
Class A:
  Net asset value per share                            $         9.22
---------------------------------------------------------------------
  Offering price per share:
     (Net asset value of $9.22 divided by 94.50%)      $         9.76
_____________________________________________________________________
=====================================================================
Class B:
  Net asset value and offering price per share         $         8.88
_____________________________________________________________________
=====================================================================
Class C:
  Net asset value and offering price per share         $         8.88
_____________________________________________________________________
=====================================================================
Class R:
  Net asset value and offering price per share         $         9.22
_____________________________________________________________________
=====================================================================
Institutional Class:
  Net asset value and offering price per share         $         9.26
_____________________________________________________________________
=====================================================================


* At October 31, 2002, securities with an aggregate market value of $8,734,920 were on loan to brokers.
Statement of Operations
For the year ended October 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $192,363)                                            $  38,304,023
--------------------------------------------------------------------
Dividends from affiliated money market funds               2,827,516
--------------------------------------------------------------------
Interest                                                      79,361
--------------------------------------------------------------------
Security lending income                                      200,425
====================================================================
    Total investment income                               41,411,325
====================================================================

EXPENSES:

Advisory fees                                             24,803,281
--------------------------------------------------------------------
Administrative services fees                                 441,011
--------------------------------------------------------------------
Custodian fees                                               227,964
--------------------------------------------------------------------
Distribution fees -- Class A                               6,517,172
--------------------------------------------------------------------
Distribution fees -- Class B                              16,167,462
--------------------------------------------------------------------
Distribution fees -- Class C                               4,196,874
--------------------------------------------------------------------
Distribution fees -- Class R                                      31
--------------------------------------------------------------------
Transfer agent fees                                       14,152,359
--------------------------------------------------------------------
Transfer agent fees -- Institutional Class                        28
--------------------------------------------------------------------
Trustees' fees                                                28,525
--------------------------------------------------------------------
Other                                                      1,144,829
====================================================================
    Total expenses                                        67,679,536
====================================================================
Less: Fees waived                                            (26,519)
--------------------------------------------------------------------
   Expenses paid indirectly                                  (60,293)
====================================================================
   Net expenses                                           67,592,724
====================================================================
Net investment income (loss)                             (26,181,399)
====================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES AND FUTURES
  CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                 (597,204,711)
--------------------------------------------------------------------
  Foreign currencies                                            (914)
--------------------------------------------------------------------
  Futures contracts                                       (8,019,257)
====================================================================
                                                        (605,224,882)
====================================================================
Change in net unrealized appreciation (depreciation)
  of:
  Investment securities                                  (88,799,949)
--------------------------------------------------------------------
  Foreign currencies                                           8,118
--------------------------------------------------------------------
  Futures contracts                                        1,164,391
====================================================================
                                                         (87,627,440)
====================================================================
Net gain (loss) from investment securities, foreign
  currencies and futures contracts                      (692,852,322)
====================================================================
Net increase (decrease) in net assets resulting from
  operations                                           $(719,033,721)
____________________________________________________________________
====================================================================

See Notes to Financial Statements.

Statement of Changes In Net Assets

For the years ended October 31, 2002 and 2001

                                                                   2002               2001
------------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (26,181,399)   $   (35,262,129)
------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and futures contracts                     (605,224,882)      (875,780,324)
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and futures
    contracts                                                     (87,627,440)    (1,586,297,713)
================================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                  (719,033,721)    (2,497,340,166)
================================================================================================
Share transactions-net:
  Class A                                                        (325,975,435)        81,644,114
------------------------------------------------------------------------------------------------
  Class B                                                        (303,773,409)        98,738,160
------------------------------------------------------------------------------------------------
  Class C                                                        (109,471,968)        49,072,979
------------------------------------------------------------------------------------------------
  Class R                                                              36,356                 --
------------------------------------------------------------------------------------------------
  Institutional Class                                                 168,155                 --
================================================================================================
    Net increase (decrease) in net assets                      (1,458,050,022)    (2,267,884,913)
================================================================================================

NET ASSETS:

  Beginning of year                                             4,361,904,075      6,629,788,988
================================================================================================
  End of year                                                 $ 2,903,854,053    $ 4,361,904,075
________________________________________________________________________________________________
================================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 4,536,803,562    $ 5,301,981,761
------------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (154,369)          (133,954)
------------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and futures contracts       (1,714,840,770)    (1,109,616,802)
------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies and futures contracts                               82,045,630        169,673,070
================================================================================================
                                                              $ 2,903,854,053    $ 4,361,904,075
________________________________________________________________________________________________
================================================================================================

See Notes to Financial Statements.

Notes to Financial Statements

October 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Blue Chip Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Class R shares and Institutional Class shares are sold at net asset value. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital with a secondary objective of current income.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received

H. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

I. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $350 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $350 million. AIM has agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2002, AIM waived fees of $26,519.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2002, AIM was paid $441,011 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2002, AFS retained $7,192,239 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and the Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares, Class C shares and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the master distribution agreements, for the year ended October 31, 2002, the Class A, Class B, Class C and Class R shares paid $6,517,172, $16,167,462, $4,196,874 and $31, respectively.

  AIM Distributors retained commissions of $524,961 from sales of the Class A shares of the Fund during the year ended October 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2002, AIM Distributors retained $43,312, $2,640, $61,493 and $0 in contingent deferred sales charges imposed on redemptions of Class A, Class B, Class C and Class R shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors. During the year ended October 31, 2002, the Fund paid legal fees of $15,064 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended October 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $59,304 and reductions in custodian fees of $989 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $60,293.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.
NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At October 31, 2002, securities with an aggregate value of $8,734,920 were on loan to brokers. The loans were secured by cash collateral of $8,988,400 received by the Fund and invested in STIC Liquid Assets Portfolio, an affiliated money market fund. For the year ended October 31, 2002, the Fund received fees of $200,425 for securities lending.
NOTE 7--FUTURES CONTRACTS

On October 31, 2002, $3,964,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts as of October 31, 2002 were as follows:

                        NO. OF       MONTH/        MARKET       UNREALIZED
      CONTRACT         CONTRACTS   COMMITMENT       VALUE      APPRECIATION
---------------------------------------------------------------------------
S&P 500 Index             230      Dec-02 Long   $50,910,500    $1,164,391
___________________________________________________________________________
===========================================================================

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2002 and 2001.

Tax Components of Beneficial Interest:

As of October 31, 2002, the components of beneficial interest on a tax basis were as follows:

Unrealized appreciation -- investments         $    40,944,547
--------------------------------------------------------------
Temporary book/tax differences                        (154,369)
--------------------------------------------------------------
Capital loss carryforward                       (1,673,739,687)
--------------------------------------------------------------
Shares of beneficial interest                    4,536,803,562
==============================================================
                                               $ 2,903,854,053
______________________________________________________________
==============================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized depreciation difference is attributable to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on futures contracts. Amount includes appreciation on foreign currencies of $539.

  The temporary book/tax differences are the result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the results of the deferral of trustee compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
October 31, 2007                             $   38,614,682
-----------------------------------------------------------
October 31, 2008                                185,511,022
-----------------------------------------------------------
October 31, 2009                                833,974,843
-----------------------------------------------------------
October 31, 2010                                615,639,140
===========================================================
                                             $1,673,739,687
___________________________________________________________
===========================================================

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2002 was $1,058,391,209 and $1,837,546,899, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                         $ 314,846,721
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (273,902,713)
-------------------------------------------------------------
Net unrealized appreciation of investment
  securities                                    $  40,944,008
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is
  $2,868,585,482.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

As of result of differing book/tax treatment of foreign currency transactions and net operating loss reclassifications, on October 31, 2002, shares of beneficial interest was decreased by $26,161,898, undistributed net investment income was increased by $26,160,984 and undistributed net realized gains was increased by $914. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2002 and 2001 were as follows:

                                                                          2002                           2001
                                                              ----------------------------    ---------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      36,847,391*   $ 400,415,874*    59,896,009    $859,547,781
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                      15,784,454      168,633,848     38,414,696     544,596,082
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                       5,922,957       63,436,977     15,458,538     219,941,831
-------------------------------------------------------------------------------------------------------------------------
  Class R**                                                         3,975           36,381             --              --
-------------------------------------------------------------------------------------------------------------------------
  Institutional Class***                                           19,795          192,879             --              --
=========================================================================================================================
Reacquired:
  Class A                                                     (68,970,741)    (726,391,309)   (58,620,165)   (777,903,667)
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (46,891,521)*   (472,407,257)*  (35,112,835)   (445,857,922)
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                     (16,701,794)    (172,908,945)   (13,300,112)   (170,868,852)
-------------------------------------------------------------------------------------------------------------------------
  Class R**                                                            (3)             (25)            --              --
-------------------------------------------------------------------------------------------------------------------------
  Institutional Class***                                           (2,515)         (24,724)            --              --
=========================================================================================================================
                                                              (73,988,002)   $(739,016,301)     6,736,131    $229,455,253
_________________________________________________________________________________________________________________________
=========================================================================================================================

* Includes automatic conversion of 1,170,222 shares of Class B shares in the amount of $12,298,772 to 1,132,609 shares of Class A shares in the amount of $12,298,772.
**  Class R shares commenced operations as of June 3, 2002.
*** Institutional Class shares commenced operations as of March 15, 2002.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                        CLASS A(A)
                                                         ------------------------------------------------------------------------

                                                                                        YEAR ENDED
                                                                                       OCTOBER 31,
                                                         ------------------------------------------------------------------------
                                                            2002             2001          2000             1999          1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $    11.22       $    17.29    $    15.49       $    12.05    $    10.32
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                (0.04)(b)        (0.04)        (0.05)(b)         0.01          0.04(b)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                               (1.96)           (6.03)         1.85             3.47          1.92
=================================================================================================================================
    Total from investment operations                          (2.00)           (6.07)         1.80             3.48          1.96
=================================================================================================================================
Less distributions:
  Dividends from net investment income                           --               --            --            (0.01)        (0.02)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          --               --            --            (0.03)        (0.21)
=================================================================================================================================
    Total distributions                                          --               --            --            (0.04)        (0.23)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Net asset value, end of period                           $     9.22       $    11.22    $    17.29       $    15.49    $    12.05
=================================================================================================================================
Total return(c)                                              (17.82)%         (35.11)%       11.60%           29.01%        19.36%
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                 $1,402,589       $2,067,602    $3,163,453       $2,299,551    $1,085,648
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                        1.40%(d)         1.28%         1.19%            1.19%         1.22%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                      (0.33)%(d)       (0.29)%       (0.31)%           0.03%         0.33%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                          28%              31%           22%              22%           27%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Per share information for all periods prior to October 31, 2000 have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend, on September 8, 2000.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with generally accepted accounting principles and does not include sales charges.
(d)  Ratios are based on average daily net assets of $1,862,049,115.


                                                                                       CLASS B(A)
                                                        -------------------------------------------------------------------------

                                                                                       YEAR ENDED
                                                                                       OCTOBER 31,
                                                        -------------------------------------------------------------------------
                                                           2002             2001          2000             1999            1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $    10.87       $    16.87    $    15.22       $    11.91       $  10.25
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                               (0.10)(b)        (0.13)        (0.17)(b)        (0.10)(b)      (0.04)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                              (1.89)           (5.87)         1.82             3.44           1.91
=================================================================================================================================
  Total from investment operations                           (1.99)           (6.00)         1.65             3.34           1.87
=================================================================================================================================
Less distributions from net realized gains                      --               --            --            (0.03)         (0.21)
=================================================================================================================================
Net asset value, end of period                          $     8.88       $    10.87    $    16.87       $    15.22       $  11.91
=================================================================================================================================
Total return(c)                                             (18.31)%         (35.57)%       10.87%           28.08%         18.52%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                $1,198,513       $1,806,464    $2,746,149       $1,891,171       $745,862
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                       2.05%(d)         1.94%         1.88%            1.91%          1.94%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                     (0.98)%(d)       (0.94)%       (1.00)%          (0.68)%        (0.38)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                         28%              31%           22%              22%            27%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Per share information for all periods prior to October 31, 2000 have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend, on September 8, 2000.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with generally accepted accounting principles and does not include contingent deferred sales charges.
(d)  Ratios are based on average daily net assets of $1,616,746,189.


                                                                                         CLASS C(A)
                                                              -----------------------------------------------------------------

                                                                                         YEAR ENDED
                                                                                         OCTOBER 31,
                                                              -----------------------------------------------------------------
                                                                2002           2001        2000           1999           1998
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  10.87       $  16.86    $  15.21       $  11.91       $  10.25
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.10)(b)      (0.13)      (0.17)(b)      (0.10)(b)      (0.04)(b)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (1.89)         (5.86)       1.82           3.43           1.91
===============================================================================================================================
  Total from investment operations                               (1.99)         (5.99)       1.65           3.33           1.87
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Less distributions:
  Distributions from net realized gains                             --             --          --          (0.03)         (0.21)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $   8.88       $  10.87    $  16.86       $  15.21       $  11.91
===============================================================================================================================
Total return(c)                                                 (18.31)%       (35.53)%     10.82%         28.09%         18.52%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:

Net assets, end of period (000s omitted)                      $302,555       $487,838    $720,186       $349,951       $ 87,554
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets                           2.05%(d)       1.94%       1.88%          1.90%          1.94%
===============================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.98)%(d)     (0.94)%     (1.00)%        (0.68)%        (0.38)%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                                             28%            31%         22%            22%            27%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a) Per share information for all periods prior to October 31, 2000 have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend, on September 8, 2000.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with generally accepted accounting principles and does not include contingent deferred sales charges.
(d)  Ratios are based on average daily net assets of $419,687,377.

                                                                 CLASS R
                                                              -------------
                                                              JUNE 3, 2002
                                                               (DATE SALES
                                                              COMMENCED) TO
                                                               OCTOBER 31,
                                                                  2002
---------------------------------------------------------------------------
Net asset value, beginning of period                             $10.53
---------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.02)(a)
---------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (1.29)
===========================================================================
  Total from investment operations                                (1.31)
===========================================================================
Net asset value, end of period                                   $ 9.22
===========================================================================
Total return(b)                                                  (12.44)%
===========================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $   37
___________________________________________________________________________
===========================================================================
Ratio of expenses to average net assets                            1.55%(c)
===========================================================================
Ratio of net investment income (loss) to average net assets       (0.49)%(c)
___________________________________________________________________________
===========================================================================
Portfolio turnover rate                                              28%
___________________________________________________________________________
===========================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $15,364.

                                                              INSTITUTIONAL CLASS
                                                              -------------------
                                                                MARCH 15, 2002
                                                                  (DATE SALES
                                                                 COMMENCED) TO
                                                                  OCTOBER 31,
                                                                     2002
---------------------------------------------------------------------------------
Net asset value, beginning of period                                $ 12.13
---------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                0.02(a)
---------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                       (2.89)
=================================================================================
  Total from investment operations                                    (2.87)
=================================================================================
Net asset value, end of period                                      $  9.26
=================================================================================
Total return(b)                                                      (23.66)%
=================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $   160
_________________________________________________________________________________
=================================================================================
Ratio of expenses to average net assets                                0.77%(c)
=================================================================================
Ratio of net investment income to average net assets                   0.30%(c)
_________________________________________________________________________________
=================================================================================
Portfolio turnover rate                                                  28%
_________________________________________________________________________________
=================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $57,632.

Report of Independent Auditors

To the Shareholders of AIM Blue Chip Fund
And Board of Trustees of AIM Equity Funds:



We have audited the accompanying statement of assets and liabilities of AIM Blue Chip Fund (a portfolio AIM Equity Funds), including the schedule of investments, as of October 31, 2002, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Blue Chip Fund as of October 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

Houston, Texas                                             /s/ ERNST & YOUNG LLP
December 10, 2002

OTHER INFORMATION

Trustees and Officers

As of December 31, 2001

The address of each trustee and officer of AIM Equity Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                   Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                       Held by Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Interested Persons
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham* -- 1946       1988               Chairman, President and Chief Executive   None
   Trustee, Chairman and                              Officer, A I M Management Group Inc.
   President                                          (financial services holding company);
                                                      Chairman and President, A I M Advisors,
                                                      Inc. (registered investment advisor);
                                                      Director and Senior Vice President,
                                                      A I M Capital Management, Inc.
                                                      (registered investment advisor);
                                                      Chairman, A I M Distributors, Inc.
                                                      (registered broker dealer), A I M Fund
                                                      Services, Inc. (registered transfer
                                                      agent), and Fund Management Company
                                                      (registered broker dealer); and
                                                      Director and Vice Chairman, AMVESCAP
                                                      PLC (parent of AIM and a global
                                                      investment management firm)
-------------------------------------------------------------------------------------------------------------------------------

   Independent Trustees
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001               Of Counsel, law firm of Baker &           Badgley Funds, Inc. (registered
   Trustee                                            McKenzie                                  investment company)
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993               Chairman, Crockett Technology             ACE Limited (insurance
   Trustee                                            Associates (technology consulting         company); and Captaris, Inc.
                                                      company)                                  (unified messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000               Chairman, Cortland Trust, Inc.            None
   Trustee                                            (registered investment company) and DHJ
                                                      Media, Inc.; Director, Magellan
                                                      Insurance Company; Member of Advisor
                                                      Board of Rotary Power International
                                                      (designer, manufacturer, and seller of
                                                      rotary power engines); formerly,
                                                      Director, President and CEO, Volvo
                                                      Group North America, Inc.; and director
                                                      of various affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998               Formerly, Chairman, Mercantile Mortgage   None
   Trustee                                            Corp.; Vice Chairman, President and
                                                      Chief Operating Officer,
                                                      Mercantile-Safe Deposit & Trust Co.;
                                                      and President, Mercantile Bankshares
                                                      Corp.
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997               Chief Executive Officer, Twenty First     Administaff
   Trustee                                            Century Group, Inc. (government affairs
                                                      company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1988               Partner, law firm of Kramer Levin         Cortland Trust, Inc.
   Trustee                                            Naftalis and Frankel LLP                  (registered investment company)
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998               Formerly, Chief Executive Officer, YWCA   None
   Trustee                                            of the USA
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1988               Partner, law firm of Pennock & Cooper     None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001               Retired                                   None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          1989               Executive Vice President, Development     None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-------------------------------------------------------------------------------------------------------------------------------

* Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of December 31, 2001


The address of each trustee and officer of AIM Equity Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                   Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                       Held by Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Other Officers
-------------------------------------------------------------------------------------------------------------------------------

   Gary T. Crum -- 1947            1988               Director and President, A I M Capital     N/A
   Senior Vice President                              Management, Inc.; Director and
                                                      Executive Vice President, A I M
                                                      Management Group Inc.; Director and
                                                      Senior Vice President, A I M Advisors,
                                                      Inc.; and Director, A I M Distributors,
                                                      Inc. and AMVESCAP PLC
-------------------------------------------------------------------------------------------------------------------------------

   Carol F. Relihan -- 1954        1988               Director, Senior Vice President,          N/A
   Senior Vice President and                          General Counsel and Secretary, A I M
   Secretary                                          Advisors, Inc. and A I M Management
                                                      Group Inc.; Director, Vice President
                                                      and General Counsel, Fund Management
                                                      Company; and Vice President, A I M Fund
                                                      Services, Inc., A I M Capital
                                                      Management, Inc. and A I M
                                                      Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Melville B. Cox -- 1943         1992               Vice President and Chief Compliance       N/A
   Vice President                                     Officer, A I M Advisors, Inc. and A I M
                                                      Capital Management, Inc.; and Vice
                                                      President, A I M Fund Services, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen -- 1940         1999               Vice President, A I M Advisors, Inc.      N/A
   Vice President                                     and A I M Capital Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Dana R. Sutton -- 1959          1988               Vice President and Fund Treasurer,        N/A
   Vice President and Treasurer                       A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------
The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        Ernst & Young LLP
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               5 Houston Center
Houston, TX 77046               Suite 100                       Suite 100                       1401 McKinney
                                Houston, TX 77046               Houston, TX 77046               Suite 1200
                                                                                                Houston, TX 77010

COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Ballard Spahr                   Kramer, Levin, Naftalis &       A I M Fund Services, Inc.       State Street Bank and Trust
Andrews & Ingersoll, LLP        Frankel LLP                     P.O. Box 4739                   Company
1735 Market Street              919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
Philadelphia, PA 19103          New York, NY 10022                                              Boston, MA 02110

THE AIM FAMILY OF FUNDS--Registered Trademark--

================================================================================

                                  [COVER IMAGE]

                                MORE AGGRESSIVE

                                  SECTOR EQUITY

                           INTERNATIONAL/GLOBAL EQUITY

                                 DOMESTIC EQUITY

                                  FIXED INCOME

                               MORE CONSERVATIVE


================================================================================


====================================================================================================================================

                                                                                             FIXED INCOME

        DOMESTIC EQUITY                    INTERNATIONAL/GLOBAL EQUITY                         TAXABLE

       MORE AGGRESSIVE                          MORE AGGRESSIVE                             MORE AGGRESSIVE

AIM Emerging Growth Fund                AIM Developing Markets Fund                     AIM High Yield Fund II
AIM Small Cap Growth Fund(1)            AIM European Small Company Fund                 AIM High Yield Fund
AIM Aggressive Growth Fund              AIM Asia Pacific Growth Fund(2)                 AIM Strategic Income Fund
AIM Opportunities I Fund(2,3)           AIM International Emerging Growth Fund          AIM Income Fund
AIM Mid Cap Growth Fund                 AIM Global Aggressive Growth Fund               AIM Global Income Fund
AIM Libra Fund                          AIM European Growth Fund(2)                     AIM Total Return Bond Fund
AIM Dent Demographic Trends Fund        AIM International Growth Fund(2)                AIM Intermediate Government Fund
AIM Opportunities II Fund(2,3)          AIM Global Growth Fund                          AIM Short Term Bond Fund
AIM Constellation Fund                  AIM Worldwide Spectrum Fund                     AIM Floating Rate Fund
AIM Large Cap Growth Fund               AIM Global Trends Fund                          AIM Limited Maturity Treasury Fund(4,5)
AIM Weingarten Fund                     AIM International Core Equity Fund(2)           AIM Money Market Fund

AIM Opportunities III Fund(2,3)               MORE CONSERVATIVE                               MORE CONSERVATIVE
AIM Small Cap Equity Fund
AIM Capital Development Fund                     SECTOR EQUITY                                     TAX-FREE
AIM Mid Cap Core Equity Fund(2)
AIM Select Equity Fund                          MORE AGGRESSIVE                                MORE AGGRESSIVE
AIM Premier Equity II Fund(2)
AIM Premier Equity Fund(2)              AIM New Technology Fund                         AIM High Income Municipal Fund
AIM Blue Chip Fund                      AIM Global Science and Technology Fund(2)       AIM Municipal Bond Fund
AIM Mid Cap Basic Value Fund            AIM Global Energy Fund                          AIM Tax-Free Intermediate Fund(4,5)
AIM Large Cap Core Equity Fund          AIM Global Financial Services Fund              AIM Tax-Exempt Cash Fund
AIM Charter Fund                        AIM Global Health Care Fund
AIM Basic Value Fund                    AIM Global Utilities Fund                            MORE CONSERVATIVE
AIM Large Cap Basic Value Fund          AIM Real Estate Fund
AIM Balanced Fund*                                                                           [AIM FUNDS LOGO]
AIM Basic Balanced Fund*                      MORE CONSERVATIVE                          --Registered Trademark--

      MORE CONSERVATIVE

*Domestic equity and income fund

====================================================================================================================================

Equity and fixed-income funds are shown from more aggressive to more conservative. When assessing the degree of risk, qualitative and quantitative factors considered included the funds' portfolio holdings, diversification permitted within the fund, the funds' standard deviations for three, five, 10, 15, 20 and 25 years, R-squared and beta analysis relative to the style-specific benchmarks, and the possibility of incorporating portfolio management tools such as leverage, derivatives and short selling. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For more information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (2) The following fund name changes became effective 7/1/02: AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3) Effective Oct. 1, 2002, the fund reopened to new investors. (4) Class A shares closed to new investors on Oct. 30, 2002. (5) Class A3 shares opened to new investors on Oct. 31, 2002.

    For more complete information about any AIM fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read it carefully before investing. This brochure is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus, which contains more complete information, including sales charges and expenses. Please read it carefully before investing. If used after Jan. 20, 2003, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end.

A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and manages $117 billion in assets for approximately 9 million shareholders, including individual investors, corporate clients and financial institutions. The AIM Family of Funds--Registered Trademark-- is distributed nationwide. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $323 billion in assets under management.

As of 9/30/02.

                 INVEST WITH DISCIPLINE--Registered Trademark--

A I M Distributors, Inc.                                               BCH-AR-1

                        ANNUAL REPORT / OCTOBER 31, 2002

                          AIM CAPITAL DEVELOPMENT FUND

                                  [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                               AIMinvestments.com

================================================================================

                                  [COVER IMAGE]

                   UNION SQUARE GREEN MARKET BY PATTI MOLLICA

 SMALL-BUSINESS ENTERPRISES ARE FREQUENTLY FOUND NESTLED AMONG TALL SKYSCRAPERS

   HOUSING LARGE MULTINATIONAL CORPORATIONS. SOME OF THESE SMALLER BUSINESSES

  EVENTUALLY CARVE OUT THEIR OWN PARTICULAR NICHES IN THE MARKET AND EXPERIENCE

  STRONG EARNINGS GROWTH. THAT'S THE KIND OF COMPANY WE ENDEAVOR TO OWN IN AIM

CAPITAL DEVELOPMENT FUND--SMALL AND MID-SIZE FIRMS WITH STRONG LONG-TERM GROWTH

                                   PROSPECTS.

================================================================================

AIM CAPITAL DEVELOPMENT FUND SEEKS LONG-TERM GROWTH OF CAPITAL THROUGH INVESTMENTS IN THE STOCKS OF SMALL AND MEDIUM-SIZED COMPANIES.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Capital Development Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B, Class C and Class R shares will differ due to different sales charge structures and class expenses.

o   Class R shares are generally only available to retirement plans such as section 401 or 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and IRA rollovers from such plans if an AIM fund was offered. They are sold at net asset value, that is, without a sales charge. Class R shares were first offered on June 3, 2002. Returns prior to that date are hypothetical results based on Class A share returns (inception date 6/17/96) at net asset value, adjusted to reflect additional Class R 12b-1 fees. Class R share returns do not include a 0.75% contingent deferred sales charge
    (CDSC) that may be imposed on a total redemption of retirement plan assets within the first year.

o Investing in small and mid-size companies may involve greater risk and potential reward than investing in more established companies. Also, small companies may have business risk, significant stock-price fluctuations and illiquidity.

o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded blue chip stocks.

o The unmanaged Lipper Mid-Cap Core Fund Index represents an average of the performance of the 30 largest mid-capitalization core funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

o The unmanaged Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses. Performance of an index of funds reflects fund expenses. Performance of a market index does not.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.

                               TO OUR SHAREHOLDERS

                    Dear Shareholder:

[PHOTO OF           All of us know how difficult the equity markets were during
ROBERT H.           the fiscal year ended October 31, 2002. We are now in the
GRAHAM]             unenviable position of being able to say we have been in a deeper and longer market downturn than that of 1973-74. We know from experience that these conditions do eventually end, though no one can predict exactly when.

                    We are encouraged, however, by the fact that as I write this letter, the U.S. equity market has had several positive weeks in a row. Whether this is the start of a long-term positive trend remains to be seen. In the meantime, let me assure you that all of us at AIM continue to work hard on your behalf.

                    In light of continuing market difficulties, I thought you would appreciate detailed information on some of the methods
AIM uses to manage your money. This information is presented in the two pages following this letter. I hope it will provide you with a greater understanding of our investment process, and I encourage you to read it carefully. One of our ongoing goals is to keep all of our shareholders well-informed.

BACK TO BASICS

When market conditions are as trying as they have been during the fiscal year covered by this report, it is well to keep some investing fundamentals in mind. First, seek professional advice--it is more important now than ever. A financial professional can help you:

   o Understand your entire financial profile before selecting individual investments so you can tailor your portfolio to specific goals and timetables.

   o Learn the characteristics of various asset classes. Recently, many investors have been seeking safety in fixed-income investments. Unfortunately, many do not understand that bond prices move in the opposite direction of interest rates. Existing bonds have been rising in value as interest rates have fallen, contributing to attractive total returns. But rates are now so low the upside potential of bond prices is limited. Sooner or later, the economy will expand more robustly, and interest rates will begin to rise. That will lower bond values, reducing total returns. As ever, diversification is an investing fundamental.

   o Develop reasonable expectations. Historically, stocks have averaged about a 10% return per year, bonds less, facts many of us forgot during the 1990s.

YOUR FUND MANAGERS' OBSERVATIONS

In the following pages, your fund's portfolio managers discuss your fund's performance during the fiscal year and the market conditions and investment strategies that affected that performance. I hope you find their comments helpful.

   The steep market decline took its toll on the fund's performance. Excluding sales charges, total return for Class A shares was -12.87% for the fiscal year ended October 31, 2002. Over the same period, the Russell 2500 Index returned -9.14%. The broad U.S. stock market, as represented by the S&P 500, returned -15.10% Nevertheless, we believe the portfolio is in a favorable position to take advantage of a variety of potential market conditions.

   Timely information about your fund and the markets is always available on our Web site, www.aiminvestments.com. Our Client Services Department can be reached during regular business hours at 800-959-4246.

IMPORTANT NEWS ABOUT AIM

This report features AIM's new logo and Web address, which we have adopted to better reflect our diverse line of investment products. We are well known for our mutual funds, but we also offer solutions for many investment situations through a broad array of products and services including retirement products for employers and individuals, annuities, college savings plans, separately managed accounts, and cash management for businesses.

   I am also pleased to announce that Mark Williamson will become Chief Executive Officer of A I M Management Group Inc., the parent company of your fund's advisor and distributor, on January 1, 2003. I will remain Chairman of AIM. Mark has had a long and distinguished career in the mutual fund industry and I am looking forward to his joining the AIM team.

   Thank you for investing with AIM. I look forward to reporting to you again in six months.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
December 2, 2002

================================================================================

                      ... WE BELIEVE THE PORTFOLIO IS IN A

                              FAVORABLE POSITION TO

                         TAKE ADVANTAGE OF A VARIETY OF

                          POTENTIAL MARKET CONDITIONS.

                                ROBERT H. GRAHAM

================================================================================

                      A SPECIAL MESSAGE TO OUR SHAREHOLDERS

INVESTMENT RESEARCH UPDATE FOR AIM CLIENTS

 [EDGAR M. LARSEN PHOTO]
    Edgar M. Larsen
Chief Investment Officer

  [GARY T. CRUM PHOTO]
     Gary T. Crum
Director of Investments

THE FINANCIAL MARKETS have been battered over the past year by a wave of corporate scandals, accounting restatements, bankruptcies of high-profile companies and, in a few cases, outright financial fraud. Many investors, understandably, feel uncertain about whether their portfolios are positioned to withstand such a prolonged and severe market downturn. Now seems to be an appropriate time to step back and reiterate AIM's concern for the financial well-being of all of our clients and AIM's commitment to competitive excellence across all investment disciplines.

    We at AIM are proud of our rigorous qualitative and quantitative analytical processes, and we remain confident that we will preserve our long-term record of success through uncompromising fundamental research. During this recent period of market instability, we have placed even greater focus on meticulous research, and we continually look for new ways to improve our process.

    We have the resources and the people needed to seek out the best investment opportunities that exist in any market. It should be emphasized that AIM's teams have not changed their investment strategies; rather our disciplines have been fine-tuned in order to better understand each portfolio holding and to optimize each fund's overall structure.

    Rigorous accounting analysis is at the forefront of our investment-research efforts. AIM employs both internal and external accounting experts and proprietary tools to screen our portfolios for high-risk situations and to look for investment opportunities.

BEYOND THE BOTTOM LINE

By going beyond the reported bottom-line numbers, we strive to understand where a company's growth is coming from and how sustainable it may be. Our discipline takes us through an in-depth examination of the financial statements and industry conditions, combined with an evaluation of management's style and strategy.

    AIM's portfolio managers have taken advantage of some unique valuations in this unusual market environment by adding opportunistically to their portfolios. In addition to strong financial fundamentals and attractively priced securities, AIM's teams look for companies with experienced and credible management teams. Sometimes this means not accepting the consensus view of a particular company.

    AIM seeks independent thought, both from our own analysts and portfolio managers, and from trusted Wall Street sources. Our goal is to cultivate an ongoing dialogue with independent thinkers in every industry, whether they work for one of our portfolio companies, on Wall Street, at an independent research boutique, or right here within our own firm. To this end, we have long had a collaborative environment where communication across investment teams is encouraged.

    For example, AIM's fixed-income and equity analysts attend the same meetings

================================================================================

                               RIGOROUS ACCOUNTING

                                 ANALYSIS IS AT

                                THE FOREFRONT OF

                                 OUR INVESTMENT-

                                RESEARCH EFFORTS.

================================================================================
with company managements, and thus analyze the company from two different perspectives. Our international managers work with our domestic teams to cover the more globally oriented companies. And the teams that manage AIM's sector-specific funds share their industry expertise with the rest of our investment teams. As our professional staff and resources have grown, so have the direct contacts with company management teams. Last year, AIM's analysts and portfolio managers had more than 4,000 meetings with the senior executives of our portfolio companies.

EDUCATION AND TRAINING

Continuing education and training are important in the ever-changing world of investment analysis. We invite experts from such fields as accounting, derivatives and banking to AIM so that we remain informed about current corporate-finance techniques, new accounting regulations and other shifts in the landscape of American business.

    Over the past five years, AIM has devoted substantial resources to our research department's personnel. Today, 68 percent of our investment management and research professionals have earned master's degrees in business or finance. Sixty percent have earned the Chartered Financial Analyst (CFA) or Certified Public Accountant (CPA) designations.

QUANTITATIVE EXPERTISE

AIM's team of quantitative analysts plays a large role in portfolio construction and performance monitoring. Our state-of-the-art proprietary tools include the means to optimize a portfolio's construction, which includes managing and monitoring risk, analyzing performance, and conducting hypothetical trading scenarios to see how they would affect the overall portfolio. These tools offer our investment teams a more acute awareness of how their portfolios stack up against their benchmarks and their peers.

    Attribution tools allow us to monitor relative sector and industry weightings, individual security weightings, and correlations across different holdings. Our portfolio management teams aren't the only ones using these customized risk-assessment tools. They also are used to generate detailed reports that are reviewed by members of AIM's senior management. We have a schedule of formalized periodic reviews to assess the construction and the risk-adjusted performance of the funds, to offer guidance to the portfolio managers, and to take corrective action when warranted.

DIVERSIFICATION OF AIM'S OFFERINGS

Even during the equity-market bubble of the late 1990s, AIM advocated a diversified approach to portfolio management for its clients. As growth stocks registered double-digit gains, we were taking a longer-term view of the markets and actively diversified our product line across market styles and capitalization ranges.

    As the financial markets have changed over the past few years, so has AIM's selection of fund offerings. In the past, AIM was recognized for investing in the equities of U.S. growth companies. Today, AIM's three largest equity funds--AIM Basic Value Fund, AIM Premier Equity Fund and AIM Constellation Fund-- represent three distinctly different investment disciplines: Value, Blend and Growth. Complementing those funds are dozens more in all styles, market-cap ranges, asset classes, and geographic regions.

    AIM's clients can create diversified, all-weather portfolios by selecting from our full spectrum of funds, whether they seek equity or fixed-income, value or growth, domestic or international, aggressive or conservative, or any combination in between. Over the course of any complete market cycle, we expect a portfolio that is a blend of these quality funds will provide a prudent approach to achieving one's long-term investment goals.

    This period of market dislocation has been painful for all of us. But over the long term, we are confident that tightened accounting regulations, an increased level of governmental oversight, and the reallocation of resources following the recent bubble will all result in a healthy resurgence of the American financial system.

    AIM's investment teams and processes continue to be honed and tested in today's challenging environment. We believe that this prolonged bear market has created some unparalleled opportunities to invest in leading companies that will weather the market storm and recover their industry-leading positions when global economic growth reaccelerates.

    We are grateful for the trust our clients have placed in AIM, and we reaffirm our commitment to excellence across all of our investment disciplines.

Sincerely,

CRUM SIGNATURE

/s/ GARY T. CRUM
Gary T. Crum
Director of Investments/AIM

LARSEN SIGNATURE

/s/ EDGAR M. LARSEN
Edgar M. Larsen
Chief Investment Officer/AIM

================================================================================

                               ... WE REAFFIRM OUR

                                  COMMITMENT TO

                              EXCELLENCE ACROSS ALL

                                OF OUR INVESTMENT

                                  DISCIPLINES.

================================================================================

                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FUND ENDURES PERSISTENT BEAR MARKET

HOW DID AIM CAPITAL DEVELOPMENT FUND PERFORM?

The steep market decline took its toll on the fund's performance. Excluding sales charges, total returns for Class A, Class B, Class C and Class R shares were -12.87%, -13.40%, -13.41% and -13.01%, respectively, for the fiscal year ended October 31, 2002. Over the same period, the Russell 2500 Index returned -9.14%.

WHAT WERE SOME OF THE MAJOR TRENDS IN THE STOCK MARKET?

Stocks were in the grip of a protracted bear market for most of the fiscal year. Concerns about the accounting practices of a number of high-profile companies, mixed economic signals, anemic company earnings, the threat of additional terrorist attacks, and the possibility of war with Iraq weighed heavily on investors' minds for much of the reporting period. Except for scattered short-lived rallies, key stock market indexes, such as the Dow, plummeted until reaching their lowest levels in about five years on October 9, 2002.

    Markets rebounded during the final weeks of the fiscal year, and the Dow's October performance was its best for a single month in more than 15 years. Mid- and small-cap stocks, however, posted more modest gains. Several major companies reported better-than-expected earnings, and the prospect that the Federal Reserve Board would cut interest rates sent stocks higher.

    For the fiscal year, value stocks fared better than growth stocks, and mid- and small-cap stocks held up better than large-cap stocks, but all of these asset classes sustained losses. Similarly, nearly all market sectors posted negative returns, with consumer staples faring somewhat better than other sectors. At the opposite end of the spectrum, telecommunications, information technology and utilities were among the poorest-performing sectors.

HOW DID YOU MANAGE THE FUND?

We continued to maintain a broadly diversified portfolio. As of October 31, 2002, the fund held 111 stocks, with only about 13% of its assets in its top-10 holdings. The fund also was well diversified over several market sectors.

    At the close of the fiscal year, the fund had significant exposure to the consumer-discretionary sector, somewhat higher than the benchmark index weight. This sector includes many retailers, restaurants and other businesses. Stocks in this sector performed well for the fund at the beginning of the fiscal year, but declined toward its end amid concerns that economic concerns might put an end to healthy consumer spending. We have found a number of fundamentally sound companies in this sector, and we believe their stocks could benefit from a sustained economic upturn. Additionally, we have shifted investments toward companies that sell "must have" items such as auto replacement parts retailers.

   The fund also had a significant weighting


PORTFOLIO COMPOSITION

as of 10/31/02

MARKET CAPITALIZATION OF STOCK HOLDINGS
based on equity assets

================================================================================

          [PIE CHART]

Large Cap                   6%
Small Cap                  29%
Mid Cap                    65%

           Source: Lipper, Inc.

================================================================================

=============================================================================================
TOP 10 HOLDINGS, based on total net assets      TOP 10 INDUSTRIES, based on total net assets
---------------------------------------------------------------------------------------------

 1. Zebra Technologies Corp.-Class A   1.5%     1. Data Processing Services              6.4%

 2. Bard (C.R.), Inc.                  1.5      2. Electronic Equipment & Instruments    4.4

 3. Black & Decker Corp. (The)         1.4      3. Property & Casualty Insurance         4.1

 4. Belo Corp.-Class A                 1.3      4. Pharmaceuticals                       3.5

 5. Robinson (C.H.) Worldwide, Inc.    1.3      5. IT Consulting & Services              3.0

 6. Microchip Technology Inc.          1.3      6. Banks                                 2.9

 7. CVS Corp.                          1.3      7. Managed Health Care                   2.9

 8. Iron Mountain Inc.                 1.2      8. Real Estate Investment Trusts         2.9

 9. Garmin Ltd. (Cayman Islands)       1.2      9. Household Appliances                  2.5

10. Titan Corp.  (The)                 1.2     10. Publishing                            2.5

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
=============================================================================================

================================================================================

                                HEALTH CARE WAS A

                                 POSITIVE SECTOR

                                 FOR THE FUND...

================================================================================
in the industrial sector, a diverse group that includes commercial services, transportation, machinery and building products companies. Many of these companies are characterized by high free cash flow, and several stocks in this sector were good performers despite weak economic growth. Health care was a positive sector for the fund, helped in part by investments in health maintenance organizations.

    Mid- and small-cap stocks, which historically have responded quickly and favorably to economic upturns, made up more than 90% of the fund's holdings.

CAN YOU DISCUSS A FEW OF THE FUND'S HOLDINGS?

Two stocks that performed well for the fund were American Standard and Zebra Technologies. American Standard, which recently reported record earnings, is a leading manufacturer of air-conditioning systems, plumbing products, and automotive braking systems. Its air-conditioning division makes products under the well-known Trane and American Standard brand names.

    Zebra Technologies also recently reported strong earnings growth. Although the company derives most of its revenue from hardware sales, it also develops software for bar code systems. Its printing systems are used for inventory control, hospital patient identification and other tasks. An increase in sales to both international and domestic customers boosted the company's earnings.

    A stock that detracted from performance was AmeriCredit, a leading auto finance company. The firm recently reported a drop in earnings because of problems involving loans to some of its customers. With more than 250 offices across the United States and Canada, AmeriCredit serves consumers who have credit limitations or past credit problems.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE FISCAL YEAR?

Economic and market conditions remained uncertain. Inflation and interest rates were low. Preliminary figures indicated that the nation's gross domestic product
(GDP) grew at an annualized rate of 4.0% in the third quarter of 2002 compared to 1.3% in the second quarter of the same year. Healthy consumer spending, which accounts for about two-thirds of economic activity, accounted for much of the third-quarter economic expansion. However, a weak job market threatened to put a damper on consumer spending as companies were reluctant to hire new employees amid concerns about the strength of the economy.

    In this environment, the stock market remained volatile and its direction unpredictable. While stock valuations were more attractive than they had been in recent years, investors continued to be cautious because of economic uncertainties, lackluster corporate earnings, and the prospects of a conflict with Iraq. Regardless, we believe the fund is in a favorable position to take advantage of a variety of potential market conditions.

HISTORY SHOWS THAT BEAR MARKETS NEVER LAST ...

U. S. STOCK MARKET AS REPRESENTED BY S&P 500

==================================================================================================================================
                                                        LINE CHART
----------------------------------------------------------------------------------------------------------------------------------

9/30/52     24.54    3/31/61     65.06    9/30/69      93.12    3/31/78      89.21     9/30/86     231.32     3/31/95       500.71
12/31/52    26.57    6/30/61     64.64    12/31/69     92.06    6/30/78      95.53     12/31/86    242.17     6/30/95       544.75
3/31/53     25.29    9/29/61     66.73    3/31/70      89.63    9/29/78     102.54     3/31/87     291.7      9/29/95       584.41
6/30/53     24.14    12/29/61    71.55    6/30/70      72.72    12/29/78     96.11     6/30/87     304        12/29/95      615.93
9/30/53     23.35    3/30/62     69.55    9/30/70      84.21    3/30/79     101.59     9/30/87     321.83     3/29/96       645.5
12/31/53    24.81    6/29/62     54.75    12/31/70     92.15    6/29/79     102.91     12/31/87    247.08     6/28/96       670.63
3/31/54     26.94    9/28/62     56.27    3/31/71     100.31    9/28/79     109.32     3/31/88     258.89     9/30/96       687.31
6/30/54     29.21    12/31/62    63.1     6/30/71      99.7     12/31/79    107.94     6/30/88     273.5      12/31/96      740.74
9/30/54     32.31    3/29/63     66.57    9/30/71      98.34    3/31/80     102.09     9/30/88     271.91     3/31/97       757.12
12/31/54    35.98    6/28/63     69.37    12/31/71    102.09    6/30/80     114.24     12/30/88    277.72     6/30/97       885.14
3/31/55     36.58    9/30/63     71.7     3/31/72     107.2     9/30/80     125.46     3/31/89     294.87     9/30/97       947.28
6/30/55     41.03    12/31/63    75.02    6/30/72     107.14    12/31/80    135.76     6/30/89     317.98     12/31/97      970.43
9/30/55     43.67    3/31/64     78.96    9/29/72     110.55    3/31/81     136        9/29/89     349.15     3/31/98      1101.75
12/30/55    45.48    6/30/64     81.69    12/29/72    118.05    6/30/81     131.21     12/29/89    353.4      6/30/98      1133.84
3/30/56     48.48    9/30/64     84.18    3/30/73     111.52    9/30/81     116.18     3/30/90     339.94     9/30/98      1017.01
6/29/56     46.97    12/31/64    84.75    6/29/73     104.28    12/31/81    122.55     6/29/90     358.02     12/31/98     1229.23
9/28/56     45.35    3/31/65     86.16    9/28/73     108.43    3/31/82     111.96     9/28/90     306.05     3/31/99      1286.37
12/31/56    46.67    6/30/65     84.12    12/31/73     97.55    6/30/82     109.61     12/31/90    330.22     6/30/99      1372.71
3/29/57     44.11    9/30/65     89.96    3/29/74      93.98    9/30/82     120.42     3/29/91     375.22     9/30/99      1282.71
6/28/57     47.37    12/31/65    92.43    6/28/74      86       12/31/82    140.64     6/28/91     371.16     12/31/99     1469.25
9/30/57     42.42    3/31/66     89.23    9/30/74      63.54    3/31/83     152.96     9/30/91     387.86     3/31/00      1498.58
12/31/57    39.99    6/30/66     84.74    12/31/74     68.56    6/30/83     168.11     12/31/91    417.09     6/30/00      1454.8
3/31/58     42.1     9/30/66     76.56    3/31/75      83.36    9/30/83     166.07     3/31/92     403.69     9/29/00      1436.51
6/30/58     45.24    12/30/66    80.33    6/30/75      95.19    12/30/83    164.93     6/30/92     408.14     12/29/00     1320.28
9/30/58     50.06    3/31/67     90.2     9/30/75      83.87    3/30/84     159.18     9/30/92     417.8      3/30/01      1160.33
12/31/58    55.21    6/30/67     90.64    12/31/75     90.19    6/29/84     153.18     12/31/92    435.71     6/29/01      1224.42
3/31/59     55.44    9/29/67     96.71    3/31/76     102.77    9/28/84     166.1      3/31/93     451.67     9/28/01      1040.94
6/30/59     58.47    12/29/67    96.47    6/30/76     104.28    12/31/84    167.24     6/30/93     450.53     12/31/01     1148.08
9/30/59     56.88    3/29/68     90.2     9/30/76     105.24    3/29/85     180.66     9/30/93     458.93     3/29/02      1147.39
12/31/59    59.89    6/28/68     99.58    12/31/76    107.46    6/28/85     191.85     12/31/93    466.45     6/28/02       989.82
3/31/60     55.34    9/30/68    102.67    3/31/77      98.42    9/30/85     182.08     3/31/94     445.77     9/30/02       815.28
6/30/60     56.92    12/31/68   103.86    6/30/77     100.48    12/31/85    211.28     6/30/94     444.27
9/30/60     53.52    3/31/69    101.51    9/30/77      96.53    3/31/86     238.9      9/30/94     462.71
12/30/60    58.11    6/30/69     97.71    12/30/77     95.1     6/30/86     250.84     12/30/94    459.27

                                                                                                              Source: Bloomberg LP
==================================================================================================================================

The last 2 1/2 years have been challenging for equity mutual fund investors. The S&P 500, considered representative of U.S. stock market performance, has declined significantly since hitting an all-time high in early 2000.

    The colored bars on the chart represent bear markets, typically defined as a 20% decline in the stock market. As the chart shows, the 2000-2002 bear market has been more severe and more prolonged than any other in the last 50 years. But it shows that market declines have always ended--and that the stock market has risen over time. While past performance cannot guarantee comparable future results, and while no one can say precisely when the current decline will end, history shows that bear markets never last.

    That is why AIM urges all investors to maintain a long-term investment discipline.

================================================================================

                           PORTFOLIO MANAGEMENT TEAM

                                 AS OF 10/31/02

                                MICHAEL CHAPMAN

                                 JAMES GASSMAN

                                 PAUL RASPLICKA

                    ASSISTED BY THE SMALL/MID-CAP CORE TEAM

                                    [GRAPHIC]

                          See important fund and index

                        disclosures inside front cover.

                           For More Information Visit

                               AIMinvestments.com

================================================================================

                                FUND PERFORMANCE

                                 MOUNTAIN CHART

RESULTS OF A $10,000 INVESTMENT

6/17/96-10/31/02

                  AIM CAPITAL
                  DEVELOPMENT            RUSSELL
                     FUND                 2500
DATE             CLASS A SHARES          INDEX

06/17/96          9450                    10000
7/96              8977                     9268
10/96            10480                    10158
1/97             11131                    11092
4/97              9648                    10564
7/97             12766                    12713
10/97            13768                    13116
1/98             13503                    13219
4/98             15744                    14857
7/98             13797                    13210
10/98            12180                    12106
1/99             13974                    13453
4/99             13302                    13987
7/99             14144                    14648
10/99            14400                    14284
1/00             17811                    16344
4/00             20296                    17427
7/00             19835                    17229
10/00            20591                    17609
1/01             20387                    18016
4/01             18927                    17337
7/01             19047                    17464
10/01            16108                    15465
1/02             17787                    17435
4/02             18949                    18268
7/02             15181                    14737
10/02            14041                    14054

Source: Lipper, Inc.
================================================================================

PAST PERFORMANCE CANNOT GUARANTEE COMPARABLE FUTURE RESULTS.

The chart compares AIM Capital Development Fund, Class A shares, to a benchmark index. It is intended to give you a general idea of how your fund performed compared to the stock market over the period 6/17/96-10/31/02. (Index performance is from 6/30/96-10/31/02.) It is important to understand the difference between your fund and an index. An index measures the performance of a hypothetical portfolio, in this case the Russell 2500 Index. Market indexes such as the Russell 2500 Index are not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.

    Your fund's total return includes sales charges, expenses and management fees. Performance of the fund's Class A, B, C and R shares will differ due to different sales-charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover.

    Performance shown in the chart and table does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance for the index does not reflect the effects of taxes.

This growth chart uses a logarithmic scale, which means the price scale (vertical axis) is structured so that a given distance always represents the same percent change in price, rather than the same absolute change in price. For example, the distance from one to 10 is the same as the distance from 10 to 100 on a logarithmic chart, but the latter distance is 10 times greater on a linear chart. A logarithmic scale better illustrates performance in the fund's early years before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers.

FUND RETURNS

as of 10/31/02

================================================================================

AVERAGE ANNUAL TOTAL RETURNS
including sales charges


CLASS A SHARES
 Inception (6/17/96)       5.47%
 5 Years                  -0.74
 1 Year                  -17.63

CLASS B SHARES
 Inception (10/1/96)       3.94%
 5 Years                  -0.65
 1 Year                  -17.73

CLASS C SHARES
 Inception (8/4/97)        1.04%
 5 Years                   0.31
 1 Year                  -14.28

Class R Shares*
 Inception                 6.25%
 5 Years                   0.23
 1 Year                  -13.01

================================================================================

*Class R shares were first offered on June 3, 2002. Returns prior to that date are hypothetical results based on Class A share returns (inception 6/17/96) at net asset value, adjusted to reflect additional Class R 12b-1 fees. Class R share returns do not include a 0.75% contingent deferred sales charge (CDSC) that may be imposed on a total redemption of retirement plan assets within the first year.

   In addition to returns as of the close of the six-month reporting period, industry regulations require us to provide average annual total returns (including sales charges) as of 9/30/02, the most recent calendar quarter-end, which were: Class A shares, inception (6/17/96), 4.97%; five years, -2.08%; one year, -18.83%. Class B shares, inception (10/1/96), 3.26%; five years, -2.01%; one year, -18.94%. Class C shares, inception (8/4/97), 0.39%; five years, -1.68%; one year, -15.54%. Class R shares, inception, 5.76%; five years, -1.12%; one year, -14.25%.

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

FINANCIALS

Schedule of Investments

October 31, 2002

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
DOMESTIC COMMON STOCKS & OTHER EQUITY
  INTERESTS-82.50%

Advertising-1.12%

Lamar Advertising Co.(a)                          284,000   $  9,638,960
========================================================================

Air Freight & Logistics-2.12%

Robinson (C.H.) Worldwide, Inc.                   371,600     10,988,212
------------------------------------------------------------------------
Ryder System, Inc.                                314,500      7,217,775
========================================================================
                                                              18,205,987
========================================================================

Apparel Retail-0.76%

Ross Stores, Inc.                                 155,400      6,503,490
========================================================================

Application Software-1.16%

Fair, Issac and Co., Inc.                         259,700      9,990,659
========================================================================

Banks-2.91%

Compass Bancshares, Inc.                          293,600      9,483,280
------------------------------------------------------------------------
Huntington Bancshares Inc.                        524,300      9,914,513
------------------------------------------------------------------------
Sovereign Bancorp, Inc.                           400,000      5,632,000
========================================================================
                                                              25,029,793
========================================================================

Biotechnology-0.26%

Invitrogen Corp.(a)                                81,300      2,261,766
========================================================================

Broadcasting & Cable TV-1.95%

Cox Radio, Inc.-Class A(a)                        300,000      7,122,000
------------------------------------------------------------------------
Entercom Communications Corp.(a)                  100,000      4,922,000
------------------------------------------------------------------------
Lin TV Corp.-Class A(a)                           228,600      4,716,018
========================================================================
                                                              16,760,018
========================================================================

Building Products-1.01%

American Standard Cos. Inc.(a)                    129,600      8,644,320
========================================================================

Casinos & Gambling-0.96%

Harrah's Entertainment, Inc.(a)                   197,400      8,290,800
========================================================================

Commercial Printing-0.00%

American Bank Note Holographics, Inc.-Wts.,
  expiring 06/18/03(a)                             29,695            297
========================================================================

Computer & Electronics Retail-1.51%

Best Buy Co., Inc.(a)                             180,300      3,715,983
------------------------------------------------------------------------
CDW Computer Centers, Inc.(a)                     173,800      9,214,876
========================================================================
                                                              12,930,859
========================================================================

Consumer Finance-1.18%

AmeriCredit Corp.(a)                              902,100      6,846,939
------------------------------------------------------------------------
Saxon Capital Acquisition Corp. (Acquired
  07/27/01; Cost $3,120,900)(a)(b)(c)             309,000      3,306,300
========================================================================
                                                              10,153,239
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

Data Processing Services-6.35%

Alliance Data Systems Corp.(a)                    590,200   $ 10,033,400
------------------------------------------------------------------------
BISYS Group, Inc. (The)(a)                        494,100      8,844,390
------------------------------------------------------------------------
Ceridian Corp.(a)                                 628,600      8,662,108
------------------------------------------------------------------------
Certegy Inc.(a)                                   381,350      8,008,350
------------------------------------------------------------------------
Concord EFS, Inc.(a)                              273,800      3,909,864
------------------------------------------------------------------------
DST Systems, Inc.(a)                              146,200      4,495,650
------------------------------------------------------------------------
Iron Mountain Inc.(a)                             375,000     10,578,750
========================================================================
                                                              54,532,512
========================================================================

Diversified Chemicals-0.71%

Engelhard Corp.                                   275,300      6,097,895
========================================================================

Diversified Financial Services-2.07%

Affiliated Managers Group, Inc.(a)                 98,600      5,119,312
------------------------------------------------------------------------
LaBranche & Co. Inc.(a)                           146,000      3,943,460
------------------------------------------------------------------------
Principal Financial Group, Inc.                   311,000      8,723,550
========================================================================
                                                              17,786,322
========================================================================

Drug Retail-1.25%

CVS Corp.                                         388,500     10,773,105
========================================================================

Electric Utilities-1.02%

FPL Group, Inc.                                   147,900      8,723,142
========================================================================

Electrical Components & Equipment-1.12%

Rockwell Automation, Inc.                         579,100      9,584,105
========================================================================

Electronic Equipment & Instruments-4.14%

Amphenol Corp.-Class A(a)                         185,800      7,153,300
------------------------------------------------------------------------
Tektronix, Inc.(a)                                528,400      9,336,828
------------------------------------------------------------------------
Varian Inc.(a)                                    350,000     10,293,500
------------------------------------------------------------------------
Vishay Intertechnology, Inc.(a)                   467,700      4,817,310
------------------------------------------------------------------------
Waters Corp.(a)                                   157,100      3,955,778
========================================================================
                                                              35,556,716
========================================================================

Environmental Services-1.04%

Republic Services, Inc.(a)                        435,000      8,952,300
========================================================================

Food Distributors-1.03%

Performance Food Group Co.(a)                     238,000      8,851,220
========================================================================

Food Retail-0.88%

Winn-Dixie Stores, Inc.                           504,500      7,577,590
========================================================================

Footwear-1.02%

Reebok International Ltd.(a)                      309,000      8,729,250
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

Forest Products-0.47%

Louisiana-Pacific Corp.(a)                        593,300   $  3,998,842
========================================================================

General Merchandise Stores-1.07%

Dollar Tree Stores, Inc.(a)                       349,200      9,180,468
========================================================================

Health Care Distributors & Services-1.30%

AdvancePCS(a)                                     238,400      5,983,840
------------------------------------------------------------------------
Lincare Holdings Inc.(a)                          153,100      5,216,117
========================================================================
                                                              11,199,957
========================================================================

Health Care Equipment-2.41%

Bard (C.R.), Inc.                                 222,400     12,438,832
------------------------------------------------------------------------
Fisher Scientific International Inc.(a)           290,000      8,294,000
========================================================================
                                                              20,732,832
========================================================================

Health Care Facilities-1.49%

LifePoint Hospitals, Inc.(a)                      149,100      4,674,285
------------------------------------------------------------------------
Triad Hospitals, Inc.(a)                          222,700      8,128,550
========================================================================
                                                              12,802,835
========================================================================

Household Appliances-2.46%

Black & Decker Corp. (The)                        248,000     11,596,480
------------------------------------------------------------------------
Snap-on Inc.                                      364,500      9,495,225
========================================================================
                                                              21,091,705
========================================================================

Industrial Machinery-2.36%

Flowserve Corp.(a)                                158,000      1,851,760
------------------------------------------------------------------------
Pall Corp.                                        534,100      9,277,317
------------------------------------------------------------------------
SPX Corp.(a)                                      217,600      9,141,376
========================================================================
                                                              20,270,453
========================================================================

Integrated Oil & Gas-0.85%

Murphy Oil Corp.                                   87,100      7,301,593
========================================================================

IT Consulting & Services-2.99%

Affiliated Computer Services, Inc.-Class A(a)      22,800      1,049,940
------------------------------------------------------------------------
SunGard Data Systems Inc.(a)                      224,300      4,972,731
------------------------------------------------------------------------
Titan Corp. (The)(a)                              798,600     10,293,954
------------------------------------------------------------------------
Unisys Corp.(a)                                 1,074,600      9,381,258
========================================================================
                                                              25,697,883
========================================================================

Leisure Products-1.69%

Brunswick Corp.                                   315,500      6,492,990
------------------------------------------------------------------------
Hasbro, Inc.                                      782,700      7,999,194
========================================================================
                                                              14,492,184
========================================================================

Life & Health Insurance-0.38%

Nationwide Financial Services, Inc.-Class A       117,100      3,243,670
========================================================================

Managed Health Care-2.91%

Anthem, Inc.(a)                                   153,000      9,639,000
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
Managed Health Care-(Continued)

Caremark Rx, Inc.(a)                              490,900   $  8,688,930
------------------------------------------------------------------------
Coventry Health Care, Inc.(a)                     200,000      6,692,000
========================================================================
                                                              25,019,930
========================================================================

Movies & Entertainment-0.25%

Macrovision Corp.(a)                              165,300      2,132,370
========================================================================

Mutual Funds-1.96%

iShares Nasdaq Biotechnology Index Fund(a)        158,900      8,119,790
------------------------------------------------------------------------
S&P MidCap 400 Depositary Receipts Trust
  Series 1                                        112,000      8,708,000
========================================================================
                                                              16,827,790
========================================================================

Networking Equipment-0.25%

Emulex Corp.(a)                                   119,600      2,146,820
========================================================================

Office Electronics-1.46%

Zebra Technologies Corp.-Class A(a)               203,700     12,531,624
========================================================================

Oil & Gas Drilling-2.18%

GlobalSantaFe Corp.                               394,400      9,426,160
------------------------------------------------------------------------
Pride International, Inc.(a)                      672,900      9,339,852
========================================================================
                                                              18,766,012
========================================================================

Oil & Gas Equipment & Services-1.57%

BJ Services Co.(a)                                285,700      8,665,281
------------------------------------------------------------------------
Key Energy Services, Inc.(a)                      539,500      4,817,735
========================================================================
                                                              13,483,016
========================================================================

Oil & Gas Exploration & Production-1.80%

Devon Energy Corp.                                171,000      8,635,500
------------------------------------------------------------------------
Ocean Energy, Inc.                                367,200      6,840,936
========================================================================
                                                              15,476,436
========================================================================

Oil & Gas Refining, Marketing &
  Transportation-0.57%

Valero Energy Corp.                               138,900      4,890,669
========================================================================

Paper Products-1.00%

Bowater Inc.                                      253,000      8,574,170
========================================================================

Pharmaceuticals-1.59%

Medicis Pharmaceutical Corp.-Class A(a)            97,600      4,479,840
------------------------------------------------------------------------
Mylan Laboratories Inc.                           292,400      9,201,828
========================================================================
                                                              13,681,668
========================================================================

Property & Casualty Insurance-2.04%

PMI Group, Inc. (The)                             281,500      8,388,700
------------------------------------------------------------------------
Radian Group Inc.                                 259,500      9,152,565
========================================================================
                                                              17,541,265
========================================================================

Publishing-2.45%

Belo Corp.-Class A                                499,000     11,526,900
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
Publishing-(Continued)

New York Times Co. (The)-Class A                  197,300   $  9,551,293
========================================================================
                                                              21,078,193
========================================================================

Real Estate Investment Trusts-2.88%

American Financial Realty Trust (Acquired
  09/04/02; Cost $9,401,000)(a)(c)                940,100     10,106,075
------------------------------------------------------------------------
FBR Asset Investment Corp.                        337,800     10,134,000
------------------------------------------------------------------------
Plum Creek Timber Co., Inc.                       200,000      4,522,000
========================================================================
                                                              24,762,075
========================================================================

Restaurants-0.79%

Brinker International, Inc.(a)                    237,700      6,748,303
========================================================================

Semiconductors-1.82%

Microchip Technology Inc.                         449,762     10,974,193
------------------------------------------------------------------------
QLogic Corp.(a)                                   134,100      4,661,316
========================================================================
                                                              15,635,509
========================================================================

Specialty Chemicals-1.18%

International Flavors & Fragrances Inc.           301,000     10,098,550
========================================================================

Specialty Stores-1.54%

Advance Auto Parts, Inc.(a)                       152,500      8,166,375
------------------------------------------------------------------------
Copart, Inc.(a)                                   472,700      5,043,709
========================================================================
                                                              13,210,084
========================================================================

Systems Software-1.22%

Adobe Systems Inc.                                200,900      4,749,276
------------------------------------------------------------------------
Symantec Corp.(a)                                 143,500      5,740,000
========================================================================
                                                              10,489,276
========================================================================
    Total Domestic Common Stocks & Other
      Equity Interests (Cost $653,444,191)                   708,680,527
========================================================================

FOREIGN STOCKS & OTHER EQUITY INTERESTS-9.75%

Bermuda-3.76%

Everest Re Group, Ltd. (Reinsurance)              158,700      9,207,774
------------------------------------------------------------------------
Platinum Underwriters Holdings, Ltd.
  (Insurance Brokers)(a)                          243,400      6,109,340
------------------------------------------------------------------------
Willis Group Holdings Ltd. (Insurance
  Brokers)(a)                                     238,100      7,285,860
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
Bermuda-(Continued)

XL Capital Ltd.-Class A (Property & Casualty
  Insurance)                                      127,900   $  9,739,585
========================================================================
                                                              32,342,559
========================================================================

Canada-1.77%

Biovail Corp. (Pharmaceuticals)(a)                101,400      3,209,310
------------------------------------------------------------------------
Celestica Inc. (Electronic Equipment &
  Instruments)(a)                                 143,500      1,980,300
------------------------------------------------------------------------
Potash Corp. of Saskatchewan Inc.
  (Fertilizers & Agricultural Chemicals)          147,800      9,998,670
========================================================================
                                                              15,188,280
========================================================================

Cayman Islands-2.17%

ACE Ltd. (Property & Casualty Insurance)          268,617      8,259,973
------------------------------------------------------------------------
Garmin Ltd. (Consumer Electronics)(a)             495,000     10,355,400
========================================================================
                                                              18,615,373
========================================================================

France-0.49%

Business Objects S.A.-ADR (Application
  Software)(a)                                    285,500      4,253,950
========================================================================

Germany-0.66%

Altana A.G. (Pharmaceuticals)                     117,500      5,619,688
------------------------------------------------------------------------
Altana A.G.-ADR (Pharmaceuticals)(a)                1,000         48,050
========================================================================
                                                               5,667,738
========================================================================

United Kingdom-0.90%

Shire Pharmaceuticals Group PLC-ADR
  (Pharmaceuticals)(a)                            331,300      7,739,168
========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $81,147,708)                            83,807,068
========================================================================

MONEY MARKET FUNDS-6.58%

STIC Liquid Assets Portfolio(d)                28,252,214     28,252,214
------------------------------------------------------------------------
STIC Prime Portfolio(d)                        28,252,214     28,252,214
========================================================================
    Total Money Market Funds (Cost
      $56,504,428)                                            56,504,428
========================================================================
TOTAL INVESTMENTS-98.83% (Cost $791,096,327)                 848,992,023
========================================================================
OTHER ASSETS LESS LIABILITIES-1.17%                           10,046,397
========================================================================
NET ASSETS-100.00%                                          $859,038,420
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
Wts.   - Warrants

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security fair valued in accordance with the procedures established by the Board of Trustees.
(c) Security not registered under the Securities Act of 1933, as amended ("the 1933 Act") (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction); the security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate market value of these securities at 10/31/02 was $13,412,375, which represented 1.56% of the Fund's net assets. The Fund has no rights to demand registration of these securities.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

Statement of Assets and Liabilities
October 31, 2002

ASSETS:

Investments, at market value (cost
  $791,096,327)*                               $  848,992,023
-------------------------------------------------------------
Foreign currencies, at value (cost $123)                  124
-------------------------------------------------------------
Receivables for:
  Investments sold                                 36,591,218
-------------------------------------------------------------
  Fund shares sold                                    990,971
-------------------------------------------------------------
  Dividends                                           335,817
-------------------------------------------------------------
Investment for deferred compensation plan              35,228
-------------------------------------------------------------
Collateral for securities loaned                  176,899,625
-------------------------------------------------------------
Other assets                                           50,717
=============================================================
     Total assets                               1,063,895,723
_____________________________________________________________
=============================================================


LIABILITIES:

Payables for:
  Investments purchased                            24,494,742
-------------------------------------------------------------
  Fund shares reacquired                            2,275,994
-------------------------------------------------------------
  Deferred compensation plan                           35,228
-------------------------------------------------------------
  Collateral upon return of securities loaned     176,899,625
-------------------------------------------------------------
Accrued distribution fees                             785,683
-------------------------------------------------------------
Accrued trustees' fees                                  1,128
-------------------------------------------------------------
Accrued transfer agent fees                           312,124
-------------------------------------------------------------
Accrued operating expenses                             52,779
=============================================================
     Total liabilities                            204,857,303
=============================================================
Net assets applicable to shares outstanding    $  859,038,420
_____________________________________________________________
=============================================================


NET ASSETS:

Class A                                        $  456,267,590
_____________________________________________________________
=============================================================
Class B                                        $  346,455,510
_____________________________________________________________
=============================================================
Class C                                        $   56,298,292
_____________________________________________________________
=============================================================
Class R                                        $        9,583
_____________________________________________________________
=============================================================
Institutional Class                            $        7,445
_____________________________________________________________
=============================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                            35,650,215
_____________________________________________________________
=============================================================
Class B                                            28,385,003
_____________________________________________________________
=============================================================
Class C                                             4,615,576
_____________________________________________________________
=============================================================
Class R                                                   749
_____________________________________________________________
=============================================================
Institutional Class                                       580
_____________________________________________________________
=============================================================
Class A:
  Net asset value per share                    $        12.80
-------------------------------------------------------------
  Offering price per share:
     (Net asset value of $12.80 divided by
       94.50%)                                 $        13.54
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per
     share                                     $        12.21
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per
     share                                     $        12.20
_____________________________________________________________
=============================================================
Class R:
  Net asset value and offering price per
     share                                     $        12.79
_____________________________________________________________
=============================================================
Institutional Class:
  Net asset value and offering price per
     share                                     $        12.84
_____________________________________________________________
=============================================================


* At October 31, 2002, securities with an aggregate market value of $173,201,778 were on loan to brokers.

Statement of Operations

For the year ended October 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $23,403)                                      $  10,192,451
-------------------------------------------------------------
Dividends from affiliated money market funds        1,079,090
-------------------------------------------------------------
Interest                                                  403
-------------------------------------------------------------
Security lending income                               815,917
=============================================================
    Total investment income                        12,087,861
=============================================================

EXPENSES:

Advisory fees                                       7,368,692
-------------------------------------------------------------
Administrative services fees                          205,580
-------------------------------------------------------------
Custodian fees                                         75,325
-------------------------------------------------------------
Distribution fees -- Class A                        2,050,963
-------------------------------------------------------------
Distribution fees -- Class B                        4,539,281
-------------------------------------------------------------
Distribution fees -- Class C                          690,638
-------------------------------------------------------------
Distribution fees -- Class R                               20
-------------------------------------------------------------
Transfer agent fees                                 3,325,906
-------------------------------------------------------------
Transfer agent fees -- Institutional Class                 14
-------------------------------------------------------------
Trustees' fees                                         13,919
-------------------------------------------------------------
Other                                                 447,889
=============================================================
    Total expenses                                 18,718,227
=============================================================
Less: Fees waived and expenses reimbursed             (11,473)
-------------------------------------------------------------
    Expenses paid indirectly                          (33,031)
=============================================================
    Net expenses                                   18,673,723
=============================================================
Net investment income (loss)                       (6,585,862)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                           (28,754,591)
-------------------------------------------------------------
  Foreign currencies                                   43,447
-------------------------------------------------------------
  Option contracts written                          1,068,505
=============================================================
                                                  (27,642,639)
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (101,336,943)
-------------------------------------------------------------
  Foreign currencies                                   10,628
-------------------------------------------------------------
  Option contracts written                           (288,959)
=============================================================
                                                 (101,615,274)
=============================================================
Net gain (loss) from investment securities,
  foreign currencies and option contracts        (129,257,913)
=============================================================
Net increase (decrease) in net assets
  resulting from operations                     $(135,843,775)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.

Statement of Changes in Net Assets

For the years ended October 31, 2002 and 2001

                                                                   2002              2001
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (6,585,862)   $   (6,818,556)
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                      (27,642,639)       (4,802,278)
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and option
    contracts                                                   (101,615,274)     (306,202,141)
==============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 (135,843,775)     (317,822,975)
==============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                                 --       (96,954,437)
----------------------------------------------------------------------------------------------
  Class B                                                                 --       (81,364,674)
----------------------------------------------------------------------------------------------
  Class C                                                                 --       (11,018,702)
----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        (49,872,882)       77,378,574
----------------------------------------------------------------------------------------------
  Class B                                                        (51,574,661)       52,952,759
----------------------------------------------------------------------------------------------
  Class C                                                           (497,034)       13,238,100
----------------------------------------------------------------------------------------------
  Class R                                                             12,300                --
----------------------------------------------------------------------------------------------
  Institutional Class                                                 10,000                --
==============================================================================================
    Net increase (decrease) in net assets                       (237,766,052)     (363,591,355)
==============================================================================================

NET ASSETS:

  Beginning of year                                            1,096,804,472     1,460,395,827
==============================================================================================
  End of year                                                 $  859,038,420    $1,096,804,472
______________________________________________________________________________________________
==============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $  842,029,553    $  950,485,964
----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (70,846)          (62,566)
----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and option contracts          (40,816,886)      (13,130,799)
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies and option contracts                               57,896,599       159,511,873
==============================================================================================
                                                              $  859,038,420    $1,096,804,472
______________________________________________________________________________________________
==============================================================================================

See Notes to Financial Statements.

Notes to Financial Statements

October 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Capital Development Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Class R shares and Institutional Class shares are sold at net asset value. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

H. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.

I. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $350 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $350 million. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2002, AIM waived fees of $11,465.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2002, AIM was paid $205,580 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2002, AFS retained $1,974,790 for such services. For the year ended October 31, 2002, AFS reimbursed fees of $8 on the Institutional Class.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and the Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares, Class C shares and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the master distribution agreements, for the year ended October 31, 2002, the Class A, Class B, Class C and Class R shares paid $2,050,963, $4,539,281, $690,638 and $20, respectively.

  AIM Distributors retained commissions of $167,124 from sales of the Class A shares of the Fund during the year ended October 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2002, AIM Distributors retained $2,583, $0, $12,777 and $0 in contingent deferred sales charges imposed on redemptions of Class A, Class B, Class C and Class R shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the year ended October 31, 2002, the Fund paid legal fees of $7,589 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended October 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $16,963 and reductions in custodian fees of $16,068 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $33,031.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.
NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.
NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At October 31, 2002, securities with an aggregate value of $173,201,778 were on loan to brokers. The loans were secured by cash collateral of $176,899,625 received by the Fund and invested in affiliated money market funds as follows:
$88,449,813 in STIC Liquid Assets Portfolio and $88,449,812 in STIC Prime Portfolio. For the year ended October 31, 2002, the Fund received fees of $815,917 for securities lending.

NOTE 7--CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 2002 are summarized as follows:

                                      CALL OPTION CONTRACTS
                                     ------------------------
                                     NUMBER OF     PREMIUMS
                                     CONTRACTS     RECEIVED
-------------------------------------------------------------
Beginning of year                      4,067      $ 1,099,367
-------------------------------------------------------------
Written                                5,747        1,799,011
-------------------------------------------------------------
Closed                                (8,577)      (2,821,687)
-------------------------------------------------------------
Expired                               (1,237)         (76,691)
=============================================================
End of year                               --      $        --
_____________________________________________________________
=============================================================

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS BENEFICIAL INTEREST

Distributions to Shareholders:

The tax character of distributions paid during the years ended October 31, 2002 and 2001 were as follows:

                                        2002            2001
----------------------------------------------------------------
Distributions paid from:
Ordinary Income                      $        --    $ 97,976,430
----------------------------------------------------------------
Long-Term Capital Gain                        --      91,361,383
================================================================
                                     $        --    $189,337,813
________________________________________________________________
================================================================


As of October 31, 2002, the components of beneficial interest on a tax basis were as follows:

Tax Components of Beneficial Interest:

Unrealized appreciation -- investments           $ 56,060,721
-------------------------------------------------------------
Temporary book/tax differences                        (70,846)
-------------------------------------------------------------
Capital loss carryforward                         (38,981,008)
-------------------------------------------------------------
Shares of beneficial interest                     842,029,553
=============================================================
                                                 $859,038,420
_____________________________________________________________
=============================================================


The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales. Amount includes appreciation on foreign currencies of $901.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
-----------------------------------------------------------
October 31, 2009                               $11,152,255
-----------------------------------------------------------
October 31, 2010                                27,828,753
===========================================================
                                               $38,981,008
___________________________________________________________
===========================================================

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2002 was $1,263,469,101 and $1,362,774,725, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2002 is as follows:

Aggregate unrealized appreciation of investment
  securities                                     $107,514,652
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                           (51,454,832)
=============================================================
Net unrealized appreciation of investment
  securities                                     $ 56,059,820
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $792,932,203.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of foreign currency transactions, a net operating loss reclassification, excise tax paid and other items, on October 31, 2002, undistributed net investment income was increased by $6,577,582, undistributed net realized gains decreased by $43,448 and shares of beneficial interest decreased by $6,534,134. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2002 and 2001 were as follows:

                                                                          2002                            2001
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       8,723,183    $ 137,031,183     10,419,720    $ 176,330,665
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       3,358,008       50,474,614      3,656,256       60,895,695
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,443,905       21,757,217      1,125,563       18,758,747
--------------------------------------------------------------------------------------------------------------------------
  Class R*                                                            749           12,300             --               --
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class**                                               580           10,000             --               --
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                              --               --      5,235,028       90,980,110
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                              --               --      4,475,584       75,098,584
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                              --               --        616,947       10,344,899
==========================================================================================================================
Reacquired:
  Class A                                                     (12,317,285)    (186,904,065)   (11,277,708)    (189,932,201)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (7,163,019)    (102,049,275)    (5,128,289)     (83,041,520)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (1,519,831)     (22,254,251)      (974,815)     (15,865,546)
==========================================================================================================================
                                                               (7,473,710)   $(101,922,277)     8,148,286    $ 143,569,433
__________________________________________________________________________________________________________________________
==========================================================================================================================

 * Class R shares commenced sales on June 3, 2002.
** Institutional Class shares commenced sales on March 15, 2002.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                         CLASS A
                                                              --------------------------------------------------------------

                                                                                  YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------------
                                                                2002           2001        2000        1999           1998
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  14.69       $  21.79    $  15.24    $  12.89       $  14.57
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.04)(a)      (0.04)      (0.13)      (0.10)(a)      (0.06)(a)
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (1.85)         (4.27)       6.68        2.45          (1.62)
============================================================================================================================
    Total from investment operations                             (1.89)         (4.31)       6.55        2.35          (1.68)
============================================================================================================================
Less distributions from net realized gains                          --          (2.79)         --          --             --
============================================================================================================================
Net asset value, end of period                                $  12.80       $  14.69    $  21.79    $  15.24       $  12.89
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(b)                                                 (12.87)%       (21.76)%     42.98%      18.23%        (11.53)%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $456,268       $576,660    $759,838    $579,514       $717,263
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets                           1.38%(c)       1.33%       1.28%       1.38%          1.28%
============================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.29)%(c)     (0.21)%     (0.60)%     (0.70)%        (0.40)%
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate                                            120%           130%        101%        117%            78%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and does not include sales charges.
(c)  Ratios are based on average daily net assets of $585,989,327.


                                                                                         CLASS B
                                                              --------------------------------------------------------------

                                                                                  YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------------
                                                                2002           2001        2000        1999           1998
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  14.10       $  21.16    $  14.90    $  12.70       $  14.46
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.14)(a)      (0.15)      (0.26)      (0.20)(a)      (0.16)(a)
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (1.75)         (4.12)       6.52        2.40          (1.60)
============================================================================================================================
    Total from investment operations                             (1.89)         (4.27)       6.26        2.20          (1.76)
============================================================================================================================
Less distributions from net realized gains                          --          (2.79)         --          --             --
============================================================================================================================
Net asset value, end of period                                $  12.21       $  14.10    $  21.16    $  14.90       $  12.70
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(b)                                                 (13.40)%       (22.29)%     42.01%      17.32%        (12.17)%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $346,456       $454,018    $617,576    $451,508       $493,993
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets                           2.03%(c)       1.99%       1.99%       2.12%          2.02%
============================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.94)%(c)     (0.87)%     (1.30)%     (1.44)%        (1.14)%
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate                                            120%           130%        101%        117%            78%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and does not include contingent deferred sales charges.
(c)  Ratios are based on average daily net assets of $453,928,113.


                                                                                       CLASS C
                                                              ---------------------------------------------------------

                                                                               YEAR ENDED OCTOBER 31,
                                                              ---------------------------------------------------------
                                                               2002          2001       2000       1999          1998
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 14.10       $ 21.15    $ 14.89    $ 12.69       $ 14.45
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.14)(a)     (0.14)     (0.25)     (0.20)(a)     (0.16)
-----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (1.76)        (4.12)      6.51       2.40         (1.60)
=======================================================================================================================
    Total from investment operations                            (1.90)        (4.26)      6.26       2.20         (1.76)
=======================================================================================================================
Less distributions from net realized gains                         --         (2.79)        --         --            --
=======================================================================================================================
Net asset value, end of period                                $ 12.20       $ 14.10    $ 21.15    $ 14.89       $ 12.69
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                                (13.48)%      (22.24)%    42.04%     17.34%       (12.18)%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $56,298       $66,127    $82,982    $53,832       $48,293
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets                          2.03%(c)      1.99%      1.99%      2.12%         2.02%
=======================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.94)%(c)    (0.87)%    (1.30)%    (1.44)%       (1.14)%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate                                           120%          130%       101%       117%           78%
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and does not include contingent deferred sales charges.
(c)  Ratios are based on average daily net assets of $69,063,774.

                                                                     CLASS R
                                                              ----------------------
                                                                   JUNE 3, 2002
                                                              (DATE SALES COMMENCED)
                                                                  TO OCTOBER 31,
                                                                       2002
------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $ 16.62
------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                         (0.03)(a)
------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                        (3.80)
====================================================================================
    Total from investment operations                                   (3.83)
====================================================================================
Net asset value, end of period                                       $ 12.79
____________________________________________________________________________________
====================================================================================
Total return(b)                                                       (23.05)%
____________________________________________________________________________________
====================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $    10
____________________________________________________________________________________
====================================================================================
Ratio of expenses to average net assets                                 1.54%(c)
====================================================================================
Ratio of net investment income (loss) to average net assets            (0.44)%(c)
____________________________________________________________________________________
====================================================================================
Portfolio turnover rate                                                  120%
____________________________________________________________________________________
====================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $9,839.

                                                               INSTITUTIONAL CLASS
                                                              ----------------------
                                                                  MARCH 15, 2002
                                                              (DATE SALES COMMENCED)
                                                                  TO OCTOBER 31,
                                                                       2002
------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $ 17.25
------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                 0.02(a)
------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                        (4.43)
====================================================================================
    Total from investment operations                                   (4.41)
====================================================================================
Net asset value, end of period                                       $ 12.84
____________________________________________________________________________________
====================================================================================
Total return(b)                                                       (25.57)%
____________________________________________________________________________________
====================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $     7
____________________________________________________________________________________
====================================================================================
Ratio of expenses to average net assets
  With fee waivers and expenses reimbursed                              0.84%(c)
------------------------------------------------------------------------------------
  Without fee waivers and expenses reimbursed                           0.99%(c)
====================================================================================
Ratio of net investment income (loss) to average net assets             0.25%(c)
____________________________________________________________________________________
====================================================================================
Portfolio turnover rate                                                  120%
____________________________________________________________________________________
====================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $8,687.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of AIM Capital Development Fund
And Board of Trustees of AIM Equity Funds:

We have audited the accompanying statement of assets and liabilities of AIM Capital Development Fund (a portfolio AIM Equity Funds), including the schedule of investments, as of October 31, 2002, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Capital Development Fund as of October 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                                     /s/ ERNST & YOUNG LLP
Houston, Texas
December 10, 2002

OTHER INFORMATION

Trustees and Officers

As of December 31, 2001

The address of each trustee and officer of AIM Equity Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                   Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                       Held by Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Interested Persons
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham* -- 1946       1988               Chairman, President and Chief Executive   None
   Trustee, Chairman and                              Officer, A I M Management Group Inc.
   President                                          (financial services holding company);
                                                      Chairman and President, A I M Advisors,
                                                      Inc. (registered investment advisor);
                                                      Director and Senior Vice President,
                                                      A I M Capital Management, Inc.
                                                      (registered investment advisor);
                                                      Chairman, A I M Distributors, Inc.
                                                      (registered broker dealer), A I M Fund
                                                      Services, Inc. (registered transfer
                                                      agent), and Fund Management Company
                                                      (registered broker dealer); and
                                                      Director and Vice Chairman, AMVESCAP
                                                      PLC (parent of AIM and a global
                                                      investment management firm)
-------------------------------------------------------------------------------------------------------------------------------

   Independent Trustees
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001               Of Counsel, law firm of Baker &           Badgley Funds, Inc. (registered
   Trustee                                            McKenzie                                  investment company)
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993               Chairman, Crockett Technology             ACE Limited (insurance
   Trustee                                            Associates (technology consulting         company); and Captaris, Inc.
                                                      company)                                  (unified messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000               Chairman, Cortland Trust, Inc.            None
   Trustee                                            (registered investment company) and DHJ
                                                      Media, Inc.; Director, Magellan
                                                      Insurance Company; Member of Advisor
                                                      Board of Rotary Power International
                                                      (designer, manufacturer, and seller of
                                                      rotary power engines); formerly,
                                                      Director, President and CEO, Volvo
                                                      Group North America, Inc.; and director
                                                      of various affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998               Formerly, Chairman, Mercantile Mortgage   None
   Trustee                                            Corp.; Vice Chairman, President and
                                                      Chief Operating Officer,
                                                      Mercantile-Safe Deposit & Trust Co.;
                                                      and President, Mercantile Bankshares
                                                      Corp.
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997               Chief Executive Officer, Twenty First     Administaff
   Trustee                                            Century Group, Inc. (government affairs
                                                      company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1988               Partner, law firm of Kramer Levin         Cortland Trust, Inc.
   Trustee                                            Naftalis and Frankel LLP                  (registered investment company)
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998               Formerly, Chief Executive Officer, YWCA   None
   Trustee                                            of the USA
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1988               Partner, law firm of Pennock & Cooper     None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001               Retired                                   None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          1989               Executive Vice President, Development     None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-------------------------------------------------------------------------------------------------------------------------------

 * Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of December 31, 2001


The address of each trustee and officer of AIM Equity Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                   Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                       Held by Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Other Officers
-------------------------------------------------------------------------------------------------------------------------------

   Gary T. Crum -- 1947            1988               Director and President, A I M Capital     N/A
   Senior Vice President                              Management, Inc.; Director and
                                                      Executive Vice President, A I M
                                                      Management Group Inc.; Director and
                                                      Senior Vice President, A I M Advisors,
                                                      Inc.; and Director, A I M Distributors,
                                                      Inc. and AMVESCAP PLC
-------------------------------------------------------------------------------------------------------------------------------

   Carol F. Relihan -- 1954        1988               Director, Senior Vice President,          N/A
   Senior Vice President and                          General Counsel and Secretary, A I M
   Secretary                                          Advisors, Inc. and A I M Management
                                                      Group Inc.; Director, Vice President
                                                      and General Counsel, Fund Management
                                                      Company; and Vice President, A I M Fund
                                                      Services, Inc., A I M Capital
                                                      Management, Inc. and A I M
                                                      Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Melville B. Cox -- 1943         1992               Vice President and Chief Compliance       N/A
   Vice President                                     Officer, A I M Advisors, Inc. and A I M
                                                      Capital Management, Inc.; and Vice
                                                      President, A I M Fund Services, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen -- 1940         1999               Vice President, A I M Advisors, Inc.      N/A
   Vice President                                     and A I M Capital Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Dana R. Sutton -- 1959          1988               Vice President and Fund Treasurer,        N/A
   Vice President and Treasurer                       A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------
The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        Ernst & Young LLP
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               5 Houston Center
Houston, TX 77046               Suite 100                       Suite 100                       1401 McKinney
                                Houston, TX 77046               Houston, TX 77046               Suite 1200
                                                                                                Houston, TX 77010

COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Ballard Spahr                   Kramer, Levin, Naftalis &       A I M Fund Services, Inc.       State Street Bank and Trust
Andrews & Ingersoll, LLP        Frankel LLP                     P.O. Box 4739                   Company
1735 Market Street              919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
Philadelphia, PA 19103          New York, NY 10022                                              Boston, MA 02110

THE AIM FAMILY OF FUNDS--Registered Trademark--

================================================================================

                                   [COVER ART]

                                 MORE AGGRESSIVE

                                  SECTOR EQUITY

                           INTERNATIONAL/GLOBAL EQUITY

                                 DOMESTIC EQUITY

                                  FIXED INCOME

                                MORE CONSERVATIVE

================================================================================

                              EQUITY FUNDS                                               FIXED INCOME FUNDS

    DOMESTIC EQUITY                        INTERNATIONAL/GLOBAL EQUITY               TAXABLE

       MORE AGGRESSIVE                              MORE AGGRESSIVE                        MORE AGGRESSIVE

AIM Emerging Growth Fund                  AIM Developing Markets Fund                AIM High Yield Fund II
AIM Small Cap Growth Fund(1)              AIM European Small Company Fund            AIM High Yield Fund
AIM Aggressive Growth Fund                AIM Asia Pacific Growth Fund(2)            AIM Strategic Income Fund
AIM Opportunities I Fund(2,3)             AIM International Emerging Growth Fund     AIM Income Fund
AIM Mid Cap Growth Fund                   AIM Global Aggressive Growth Fund          AIM Global Income Fund
AIM Libra Fund                            AIM European Growth Fund(2)                AIM Total Return Bond Fund
AIM Dent Demographic Trends Fund          AIM International Growth Fund(2)           AIM Intermediate Government Fund
AIM Opportunities II Fund(2,3)            AIM Global Growth Fund                     AIM Short Term Bond Fund
AIM Constellation Fund                    AIM Worldwide Spectrum Fund                AIM Floating Rate Fund
AIM Large Cap Growth Fund                 AIM Global Trends Fund                     AIM Limited Maturity Treasury Fund(4,5)
AIM Weingarten Fund                       AIM International Core Equity Fund(2)      AIM Money Market Fund
AIM Opportunities III Fund(2,3)
AIM Small Cap Equity Fund                           MORE CONSERVATIVE                          MORE CONSERVATIVE
AIM Capital Development Fund
AIM Mid Cap Core Equity Fund(2)                    SECTOR EQUITY FUNDS                   TAX-FREE FIXED INCOME FUNDS
AIM Select Equity Fund
AIM Premier Equity II Fund(2)                        MORE AGGRESSIVE                            MORE AGGRESSIVE
AIM Premier Equity Fund(2)
AIM Blue Chip Fund                        AIM New Technology Fund                    AIM High Income Municipal Fund
AIM Mid Cap Basic Value Fund              AIM Global Science and Technology Fund(2)  AIM Municipal Bond Fund
AIM Large Cap Core Equity Fund            AIM Global Energy Fund                     AIM Tax-Free Intermediate Fund(4,5)
AIM Charter Fund                          AIM Global Financial Services Fund         AIM Tax-Exempt Cash Fund
AIM Basic Value Fund                      AIM Global Health Care Fund
AIM Large Cap Basic Value Fund            AIM Global Utilities Fund                             MORE CONSERVATIVE
AIM Balanced Fund*                        AIM Real Estate Fund
AIM Basic Balanced Fund*
                                                    MORE CONSERVATIVE
    MORE CONSERVATIVE

*Domestic equity and income fund

Equity and fixed-income funds are shown from more aggressive to more conservative. When assessing the degree of risk, qualitative and quantitative factors considered included the funds' portfolio holdings, diversification permitted within the fund, the funds' standard deviations for three, five, 10, 15, 20 and 25 years, R-squared and beta analysis relative to the style-specific benchmarks, and the possibility of incorporating portfolio management tools such as leverage, derivatives and short selling. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For more information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (2) The following fund name changes became effective 7/1/02: AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3) Effective Oct. 1, 2002, the fund reopened to new investors. (4) Class A shares closed to new investors on Oct. 30, 2002. (5) Class A3 shares were first offered on October 31, 2002.

    For more complete information about any AIM fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read it carefully before investing. This brochure is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus, which contains more complete information, including sales charges and expenses. Please read it carefully before investing. If used after Jan. 20, 2003, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end.

A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and manages $117 billion in assets for approximately 9 million shareholders, including individual investors, corporate clients and financial institutions. The AIM Family of Funds--Registered Trademark-- is distributed nationwide. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $323 billion in assets under management. As of 9/30/02.

                                                         [AIM LOGO APPEARS HERE]
                                                         -Registered Trademark--
                                                          INVEST WITH DISCIPLINE
                                                         -Registered Trademark--

                                                                        CDV-AR-1
A I M Distributors, Inc.

                        ANNUAL REPORT / OCTOBER 31, 2002

                                AIM CHARTER FUND

                                 [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --REGISTERED TRADEMARK--

                               AIMinvestments.com

================================================================================

                                  [COVER IMAGE]

                           FULL SAIL BY JAMES G. TYLER

  THIS SHIP WITH BILLOWING SAILS DEPICTS CONFIDENCE AND A SENSE OF PURPOSE AND

       DIRECTION AS IT PRESSES ON THROUGH EVER-CHANGING SEAS TO REACH ITS

     DESTINATION. IN THE SAME WAY, AIM CHARTER FUND MAINTAINS A DISCIPLINED

                      INVESTMENT COURSE TO REACH ITS GOAL.

================================================================================


AIM CHARTER FUND SEEKS GROWTH OF CAPITAL.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Charter Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B, Class C, and Class R shares will differ due to different sales charge structures and class expenses.

o   Class R shares are generally only available to retirement plans such as section 401 or 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and IRA rollovers from such plans if an AIM Fund was offered. They are sold at net asset value, that is, without a sales charge. Class R shares were first offered on June 3, 2002. Returns prior to that date are hypothetical results based on Class A share returns (inception date 11/26/68) at net asset value, adjusted to reflect additional Class R 12b-1 fees. Class R share returns do not include a 0.75% CDSC that may be imposed on a total redemption of retirement plan assets within the first year.

o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded blue chip stocks.

o The unmanaged Lipper Large-Cap Core Fund Index represents an average of the performance of the 30 largest large-capitalization core equity funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not include sales charges. Performance of an index of funds reflects fund expenses. Performance of a market index does not.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

   This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.

                              TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER:

[PHOTO OF           All of us know how difficult the equity markets were during
ROBERT H.           the fiscal year ended October 31, 2002. We are now in the
GRAHAM]             unenviable position of being able to say we have been in a deeper and longer market downturn than that of 1973-74. We know from experience that these conditions do eventually end, though no one can predict exactly when. We are encouraged, however, by the fact that as I write this letter, the U.S. equity market has had several positive weeks in a row. Whether this is the start of a long-term positive trend remains to be seen. In the meantime, let me assure you that all of us at AIM continue to work hard on your behalf.

                        In light of continuing market difficulties, I thought
                    you would appreciate detailed information on some of the methods AIM uses to manage your money. This information is presented in the two pages following this letter. I hope it will provide you with a greater understanding of our investment process, and I encourage you to read it carefully. One of our ongoing goals is to keep all of our shareholders well-informed.

BACK TO BASICS

When market conditions are as trying as they have been during the fiscal year covered by this report, it is well to keep some investing fundamentals in mind. First, seek professional advice--it is more important now than ever. A financial professional can help you:

o Understand your entire financial profile before selecting individual investments so you can tailor your portfolio to specific goals and timetables.

o Learn the characteristics of various asset classes. Recently, many investors have been seeking safety in fixed-income investments. Unfortunately, many do not understand that bond prices move in the opposite direction of interest rates. Existing bonds have been rising in value as interest rates have fallen, contributing to attractive total returns. But rates are now so low the upside potential of bond prices is limited. Sooner or later, the economy will expand more robustly, and interest rates will begin to rise. That will lower bond values, reducing total returns. As ever, diversification is an investing fundamental.

o Develop reasonable expectations. Historically, stocks have averaged about a 10% return per year, bonds less, facts many of us forgot during the 1990s.

YOUR FUND MANAGERS' OBSERVATIONS

In the following pages, your fund's portfolio managers discuss your fund's performance during the fiscal year and the market conditions and investment strategies that affected that performance. I hope you find their comments helpful.

    AIM Charter Fund delivered negative returns--but it fared much better than its benchmark index, the S&P 500. For the fiscal year ended October 31, 2002, at net asset value (excluding sales charges), the fund's Class A shares returned -8.51%. For the same period, the broad U.S. stock market remained in negative territory; indeed, the S&P 500 returned -15.10%.

    Timely information about your fund and the markets is always available on our Web site, aiminvestments.com. Our Client Services Department can be reached during regular business hours at 800-959-4246.

IMPORTANT NEWS ABOUT AIM

This report features AIM's new logo and Web address, which we have adopted to better reflect our diverse line of investment products. We are well known for our mutual funds, but we also offer solutions for many investment situations through a broad array of products and services including retirement products for employers and individuals, annuities, college savings plans, separately managed accounts, and cash management for businesses.

    I am also pleased to announce that Mark Williamson will become Chief Executive Officer of A I M Management Group Inc., the parent company of your fund's advisor and distributor, on January 1, 2003. I will remain Chairman of AIM. Mark has had a long and distinguished career in the mutual fund industry and I am looking forward to his joining the AIM team.

    Thank you for investing with AIM. I look forward to reporting to you again in six months.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
December 2, 2002

================================================================================

                           AIM CHARTER FUND ... FARED

                              MUCH BETTER THAN ITS

                         BENCHMARK INDEX, THE S&P 500.

                                ROBERT H. GRAHAM

================================================================================

A SPECIAL MESSAGE TO OUR SHAREHOLDERS

INVESTMENT RESEARCH UPDATE FOR AIM CLIENTS

                               LARSEN & CRUM PHOTO

                                 EDGAR M. LARSEN

                            CHIEF INVESTMENT OFFICER

                                  GARY T. CRUM

                             DIRECTOR OF INVESTMENTS

THE FINANCIAL MARKETS have been battered over the past year by a wave of corporate scandals, accounting restatements, bankruptcies of high-profile companies and, in a few cases, outright financial fraud. Many investors, understandably, feel uncertain about whether their portfolios are positioned to withstand such a prolonged and severe market downturn. Now seems to be an appropriate time to step back and reiterate AIM's concern for the financial well-being of all of our clients and AIM's commitment to competitive excellence across all investment disciplines.

    We at AIM are proud of our rigorous qualitative and quantitative analytical processes, and we remain confident that we will preserve our long-term record of success through uncompromising fundamental research. During this recent period of market instability, we have placed even greater focus on meticulous research, and we continually look for new ways to improve our process.

    We have the resources and the people needed to seek out the best investment opportunities that exist in any market. It should be emphasized that AIM's teams have not changed their investment strategies; rather our disciplines have been fine-tuned in order to better understand each portfolio holding and to optimize each fund's overall structure.

    Rigorous accounting analysis is at the forefront of our investment-research efforts. AIM employs both internal and external accounting experts and proprietary tools to screen our portfolios for high-risk situations and to look for investment opportunities.

BEYOND THE BOTTOM LINE

By going beyond the reported bottom-line numbers, we strive to understand where a company's growth is coming from and how sustainable it may be. Our discipline takes us through an in-depth examination of the financial statements and industry conditions, combined with an evaluation of management's style and strategy.

    AIM's portfolio managers have taken advantage of some unique valuations in this unusual market environment by adding opportunistically to their portfolios. In addition to strong financial fundamentals and attractively priced securities, AIM's teams look for companies with experienced and credible management teams. Sometimes this means not accepting the consensus view of a particular company.

    AIM seeks independent thought, both from our own analysts and portfolio managers, and from trusted Wall Street sources. Our goal is to cultivate an ongoing dialogue with independent thinkers in every industry, whether they work for one of our portfolio companies, on Wall Street, at an independent research boutique, or right here within our own firm. To this end, we have long had a collaborative environment where communication across investment teams is encouraged.

    For example, AIM's fixed-income and equity analysts attend the same meetings

================================================================================

                               RIGOROUS ACCOUNTING

                                 ANALYSIS IS AT

                                THE FOREFRONT OF

                                 OUR INVESTMENT-

                                RESEARCH EFFORTS.

================================================================================

================================================================================

                               ... WE REAFFIRM OUR

                                  COMMITMENT TO

                              EXCELLENCE ACROSS ALL

                                OF OUR INVESTMENT

                                  DISCIPLINES.

================================================================================

with company managements, and thus analyze the company from two different perspectives. Our international managers work with our domestic teams to cover the more globally oriented companies. And the teams that manage AIM's sector-specific funds share their industry expertise with the rest of our investment teams. As our professional staff and resources have grown, so have the direct contacts with company management teams. Last year, AIM's analysts and portfolio managers had more than 4,000 meetings with the senior executives of our portfolio companies.

EDUCATION AND TRAINING

Continuing education and training are important in the ever-changing world of investment analysis. We invite experts from such fields as accounting, derivatives and banking to AIM so that we remain informed about current corporate-finance techniques, new accounting regulations and other shifts in the landscape of American business.

    Over the past five years, AIM has devoted substantial resources to our research department's personnel. Today, 68 percent of our investment management and research professionals have earned master's degrees in business or finance. Sixty percent have earned the Chartered Financial Analyst (CFA) or Certified Public Accountant (CPA) designations.

QUANTITATIVE EXPERTISE

AIM's team of quantitative analysts plays a large role in portfolio construction and performance monitoring. Our state-of-the-art proprietary tools include the means to optimize a portfolio's construction, which includes managing and monitoring risk, analyzing performance, and conducting hypothetical trading scenarios to see how they would affect the overall portfolio. These tools offer our investment teams a more acute awareness of how their portfolios stack up against their benchmarks and their peers.

    Attribution tools allow us to monitor relative sector and industry weightings, individual security weightings, and correlations across different holdings. Our portfolio management teams aren't the only ones using these customized risk-assessment tools. They also are used to generate detailed reports that are reviewed by members of AIM's senior management. We have a schedule of formalized periodic reviews to assess the construction and the risk-adjusted performance of the funds, to offer guidance to the portfolio managers, and to take corrective action when warranted.

DIVERSIFICATION OF AIM'S OFFERINGS

Even during the equity-market bubble of the late 1990s, AIM advocated a diversified approach to portfolio management for its clients. As growth stocks registered double-digit gains, we were taking a longer-term view of the markets and actively diversified our product line across market styles and capitalization ranges.

    As the financial markets have changed over the past few years, so has AIM's selection of fund offerings. In the past, AIM was recognized for investing in the equities of U.S. growth companies. Today, AIM's three largest equity funds--AIM Basic Value Fund, AIM Premier Equity Fund and AIM Constellation Fund-- represent three distinctly different investment disciplines: Value, Blend and Growth. Complementing those funds are dozens more in all styles, market-cap ranges, asset classes, and geographic regions.

    AIM's clients can create diversified, all-weather portfolios by selecting from our full spectrum of funds, whether they seek equity or fixed-income, value or growth, domestic or international, aggressive or conservative, or any combination in between. Over the course of any complete market cycle, we expect a portfolio that is a blend of these quality funds will provide a prudent approach to achieving one's long-term investment goals.

    This period of market dislocation has been painful for all of us. But over the long term, we are confident that tightened accounting regulations, an increased level of governmental oversight, and the reallocation of resources following the recent bubble will all result in a healthy resurgence of the American financial system.

    AIM's investment teams and processes continue to be honed and tested in today's challenging environment. We believe that this prolonged bear market has created some unparalleled opportunities to invest in leading companies that will weather the market storm and recover their industry-leading positions when global economic growth reaccelerates.

    We are grateful for the trust our clients have placed in AIM, and we reaffirm our commitment to excellence across all of our investment disciplines.

Sincerely,

/s/ GARY T. CRUM
Gary T. Crum
Director of Investments/AIM

/s/ EDGAR M. LARSEN
Edgar M. Larsen
Chief Investment Officer/AIM

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FUND'S INVESTMENT STRATEGY HELPS TEMPER VOLATILITY

HOW DID THE FUND PERFORM?

AIM Charter Fund delivered negative returns-- but it held up better than its benchmark index, the S&P 500. For the fiscal year ended October 31, 2002, at net asset value (excluding sales charges), the fund's Class A, Class B, Class C, and Class R shares returned -8.51%, -9.23%, -9.12%, and -8.71%, respectively. For the same period, the S&P 500 returned -15.10%. The fund also fared better than its peers in the large-cap core equity category; the Lipper Large-Cap Core Fund Index returned -14.23% for the 12 months ended October 31, 2002.

WHAT WERE THE TRENDS IN THE ECONOMY AND THE STOCK MARKET DURING THE FISCAL YEAR?

The terrorist attacks of September 11, 2001, exacerbated the already-weak condition of the U.S. economy, weakness brought on by declining business capital spending. After three quarters of contraction, U.S. gross domestic product, the broadest measure of economic activity, grew at an annualized rate of 5.0% in the first quarter of 2002--helped by strong consumer confidence, robust retail sales, and near-record auto and home sales. To bolster the economy, the U.S. Federal Reserve Board held short-term interest rates steady at levels unseen since the early 1960s.

    Nonetheless, investors remained bearish. In early 2002, accounting and corporate governance scandals came to light at several high-profile corporations, casting doubts on the reliability of corporate earnings reports. Except for brief rallies in March, August, and October, the stock market declined for most of the fiscal year due to corporate scandals, concern about the possibility of a war with Iraq, and uncertainty about the pace of economic recovery.

HOW DID YOU MANAGE THE FUND? AND HOW WAS IT POSITIONED AT THE END OF THE FISCAL YEAR?

As we explained in the fund's April 2002 semiannual report, we repositioned the fund's investment style from growth to growth at a reasonable price in early 2002 in an effort to temper the fund's volatility. As part of this repositioning, we sold many earnings-momentum stocks with high valuations and bought stocks with better value relative to their growth potential, seeking to balance stable, moderate growth companies with more cyclical holdings.

    Specifically, we focused on consumer staples, industrials, health care, and consumer-discretionary stocks, and we were overweight in consumer staples and industrials relative to the S&P 500 at the close of the fiscal year. In particular, we were attracted to food and personal-product stocks because of their predictable earnings in good times and bad. We avoided telecommunications stocks

================================================================================

                               WE REPOSITIONED THE

                             FUND'S INVESTMENT STYLE

                              FROM GROWTH TO GROWTH

                            AT A REASONABLE PRICE IN

                                 EARLY 2002 ...

================================================================================

FUND PERFORMANCE & PORTFOLIO COMPOSITION

as of 10/31/02, based on total net assets

================================================================================

FUND VS. INDEX

AVERAGE ANNUAL TOTAL RETURNS

11/26/68-10/31/02, excluding sales charges

================================================================================

                                  [BAR CHART]

AIM CHARTER FUND

CLASS A SHARES                   11.77%

S&P 500 INDEX                    10.10%

                                                            Source: Lipper, Inc.

================================================================================

========================================================================================================
TOP 10 HOLDINGS                                        TOP 10 INDUSTRIES
--------------------------------------------------------------------------------------------------------
 1. Microsoft Corp.                           2.5%     1. Packaged Foods & Meats                    9.5%

 2. General Mills, Inc.                       2.3      2. Pharmaceuticals                           6.3

 3. Computer Associates International, Inc.   2.3      3. Systems Software                          5.7

 4. International Business Machines Corp.     2.1      4. Aerospace & Defense                       3.9

 5. Sara Lee Corp.                            2.0      5. Diversified Financial Services            3.7

 6. Avon Products, Inc.                       1.9      6. Personal Products                         3.4

 7. Exxon Mobil Corp.                         1.9      7. Semiconductors                            3.4

 8. Alcon, Inc. (Switzerland)                 1.9      8. Integrated Oil & Gas                      2.8

 9. ConAgra Foods, Inc.                       1.8      9. General Merchandise Stores                2.8

10. Anheuser-Busch Cos., Inc.                 1.8     10. Industrial Machinery                      2.7

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

Performance for the fund's Class A, Class B, Class C, and Class R shares will differ due to different sales charge structures and class expenses.

* Index performance is for the period 11/30/68-10/31/02.

========================================================================================================

entirely and limited our exposure to the information technology sector, both of which performed poorly.

    At the close of the fiscal year, we were concerned that some of our more defensive stocks had become relatively expensive, while some cyclical stocks tied to the economy looked relatively inexpensive. Nonetheless, we were unwilling to plunge completely into cyclical stocks, choosing instead to make well-researched and carefully selected purchases.

CAN YOU DISCUSS SOME INDIVIDUAL STOCKS IN THE PORTFOLIO?

Sara Lee's stable of well-known consumer names includes Ball Park franks, Jimmy Dean sausage, Hanes underwear, Endust furniture cleaner, and, of course, Sara Lee baked goods. In all, it has eight brands with sales of more than $500 million each annually, and more than two dozen other brands with sales of more than $100 million each annually. The diversity and brand leadership of its products provide stability to Sara Lee's earnings and cash flow.

    Similarly, many of General Mills' products are leaders in their categories:
Cheerios, Wheaties, and Total cereals; Hamburger Helper dinner mixes; Colombo and Yoplait yogurts; Progresso soups; and Gold Medal flour. The company acquired Pillsbury in late 2001, creating the world's fifth-largest packaged food company. At the close of the fiscal year, it was expected that General Mills' new products and improved shipment trends would boost its earnings.

    Computer Associates disappointed us over the short term, but we continue to like it on a longer-term basis. One of the world's largest software companies, Computer Associates offers more than 800 products as well as consulting, implementation, and training services. It has been hurt by the prolonged decline in corporate capital spending, but in late October, the company reported quarterly earnings that beat expectations and it raised its earnings guidance for the full fiscal year.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE FISCAL YEAR?

While economic signals were mixed, there were signs that the stock market might be improving. Positive economic signals included low short-term interest rates, low inflation, continued strong consumer spending, and positive economic growth. Indeed, U.S. gross domestic product grew at an annualized rate of 4.0% in the third quarter, well above its 1.3% growth rate in the second quarter. Negative factors included a sharp drop in consumer confidence in October, a weak job market, and continued depressed capital spending by businesses.

    Given these mixed economic indicators, it was not surprising that the stock market remained volatile. Key market indexes hit five-year lows on October 9--and then rallied strongly. The Dow, for example, enjoyed its best single-month performance in more than 15 years in October, and as the fiscal year ended, stock valuations were more attractive than they had been in years.

                           PORTFOLIO MANAGEMENT TEAM

                                 AS OF 10/31/02

                          RONALD S. SLOAN, LEAD MANAGER

                                 MICHAEL YELLEN

                        ASSISTED BY THE MID CAP CORE TEAM



                           For More Information Visit

                                    [GRAPHIC]

                               AIMinvestments.com


HISTORY SHOWS THAT BEAR MARKETS NEVER LAST ...

U. S. STOCK MARKET AS REPRESENTED BY S&P 500

================================================================================

The last 21/2 years have been challenging for equity mutual fund investors. The S&P 500, considered representative of U.S. stock market performance, has declined significantly since hitting an all-time high in early 2000.

    The colored bars on the chart represent bear markets, typically defined as a 20% decline in the stock market. As the chart shows, the 2000-2002 bear market has been more severe and more prolonged than any other in the last 50 years. But it shows that market declines have always ended--and that the stock market has risen over time. While past performance cannot guarantee comparable future results, and while no one can say precisely when the current decline will end, history shows that bear markets never last.

    That is why AIM urges all investors to maintain a long-term investment discipline.

                                  [LINE CHART]


9/30/52     24     3/31/61        65    9/30/69        93      3/31/78          89     9/30/86        231      3/31/95         500
12/31/52    26     6/30/61        64    12/31/69       92      6/30/78          95     12/31/86       242      6/30/95         544
3/31/53     25     9/29/61        66    3/31/70        89      9/29/78         102     3/31/87        291      9/29/95         584
6/30/53     24     12/29/61       71    6/30/70        72      12/29/78         96     6/30/87        304      12/29/95        615
9/30/53     23     3/30/62        69    9/30/70        84      3/30/79         101     9/30/87        321      3/29/96         645
12/31/53    24     6/29/62        54    12/31/70       92      6/29/79         102     12/31/87       247      6/28/96         670
3/31/54     26     9/28/62        56    3/31/71       100      9/28/79         109     3/31/88        258      9/30/96         687
6/30/54     29     12/31/62       63    6/30/71        99      12/31/79        107     6/30/88        273      12/31/96        740
9/30/54     32     3/29/63        66    9/30/71        98      3/31/80         102     9/30/88        271      3/31/97         757
12/31/54    35     6/28/63        69    12/31/71      102      6/30/80         114     12/30/88       277      6/30/97         885
3/31/55     36     9/30/63        71    3/31/72       107      9/30/80         125     3/31/89        294      9/30/97         947
6/30/55     41     12/31/63       75    6/30/72       107      12/31/80        135     6/30/89        317      12/31/97        970
9/30/55     43     3/31/64        78    9/29/72       110      3/31/81         136     9/29/89        349      3/31/98        1101
12/30/55    45     6/30/64        81    12/29/72      118      6/30/81         131     12/29/89       353      6/30/98        1133
3/30/56     48     9/30/64        84    3/30/73       111      9/30/81         116     3/30/90        339      9/30/98        1017
6/29/56     46     12/31/64       84    6/29/73       104      12/31/81        122     6/29/90        358      12/31/98       1229
9/28/56     45     3/31/65        86    9/28/73       108      3/31/82         111     9/28/90        306      3/31/99        1286
12/31/56    46     6/30/65        84    12/31/73       97      6/30/82         109     12/31/90       330      6/30/99        1372
3/29/57     44     9/30/65        89    3/29/74        93      9/30/82         120     3/29/91        375      9/30/99        1282
6/28/57     47     12/31/65       92    6/28/74        86      12/31/82        140     6/28/91        371      12/31/99       1469
9/30/57     42     3/31/66        89    9/30/74        63      3/31/83         152     9/30/91        387      3/31/00        1498
12/31/57    39     6/30/66        84    12/31/74       68      6/30/83         168     12/31/91       417      6/30/00        1454
3/31/58     42     9/30/66        76    3/31/75        83      9/30/83         166     3/31/92        403      9/29/00        1436
6/30/58     45     12/30/66       80    6/30/75        95      12/30/83        164     6/30/92        408      12/29/00       1320
9/30/58     50     3/31/67        90    9/30/75        83      3/30/84         159     9/30/92        417      3/30/01        1160
12/31/58    55     6/30/67        90    12/31/75       90      6/29/84         153     12/31/92       435      6/29/01        1224
3/31/59     55     9/29/67        96    3/31/76       102      9/28/84         166     3/31/93        451      9/28/01        1040
6/30/59     58     12/29/67       96    6/30/76       104      12/31/84        167     6/30/93        450      12/31/01       1148
9/30/59     56     3/29/68        90    9/30/76       105      3/29/85         180     9/30/93        458      3/29/02        1147
12/31/59    59     6/28/68        99    12/31/76      107      6/28/85         191     12/31/93       466      6/28/02         989
3/31/60     55     9/30/68       102    3/31/77        98      9/30/85         182     3/31/94        445      9/30/02         815
6/30/60     56     12/31/68      103    6/30/77       100      12/31/85        211     6/30/94        444
9/30/60     53     3/31/69       101    9/30/77        96      3/31/86         238     9/30/94        462
12/30/60    58     6/30/69        97    12/30/77       95      6/30/86         250     12/30/94       459

                                                                                                                Source: Bloomberg LP

================================================================================

          See important fund and index disclosures inside front cover.

FUND PERFORMANCE

                                [MOUNTAIN CHART]

================================================================================

RESULTS OF A $10,000 INVESTMENT
11/26/68-10/31/02

                    AIM CHARTER FUND
DATE                 CLASS A SHARES          S&P 500 INDEX
11/26/68                   9450                  10000
10/69                      9577                   9238
10/70                      7043                   8216
10/71                      9192                   9600
10/72                     12774                  11706
10/73                     14167                  11707
10/74                      9745                   8337
10/75                     11909                  10503
10/76                     14380                  12620
10/77                     16096                  11859
10/78                     21539                  12611
10/79                     27424                  14560
10/80                     42322                  19233
10/81                     45453                  19341
10/82                     49295                  22496
10/83                     63958                  28781
10/84                     59005                  30611
10/85                     67504                  36529
10/86                     88830                  48653
10/87                     94802                  51772
10/88                    100392                  59421
10/89                    134211                  75079
10/90                    139387                  69471
10/91                    191838                  92680
10/92                    199853                 101897
10/93                    233674                 117106
10/94                    227704                 121625
10/95                    289253                 153727
10/96                    337539                 190709
10/97                    434004                 251882
10/98                    482530                 307305
10/99                    646872                 386122
10/00                    734805                 409611
10/01                    450124                 307721
10/02                    412203                 261264

                                                            Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.

================================================================================

FUND RETURNS

as of 10/31/02

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

including sales charges

CLASS A SHARES
Inception (11/26/68)              11.58%
10 Years                           6.89
 5 Years                          -2.16
 1 Year                          -13.55

CLASS B SHARES
Inception (6/26/95)                5.35%
 5 Years                          -2.07
 1 Year                          -13.77

CLASS C SHARES
Inception (8/4/97)                -2.29%
 5 Years                          -1.75
 1 Year                          -10.03

CLASS R SHARES*
10 Years                           7.28
 5 Years                          -1.25
 1 Year                           -8.71

In addition to the fund's average annual total returns as of the close of the reporting period shown in the table at left, industry regulations require us to provide average annual total returns (including sales charges) as of 9/30/02, the most recent calendar quarter-end, which were: Class A shares, inception (11/26/68), 11.43%; 10 years, 6.51%; five years, -4.10%; one year, -14.53%.
Class B shares, inception (6/26/95), 4.62%; five years, -4.02%; one year, -14.74%. Class C shares, inception (8/4/97), -3.35%; five years, -3.70%; one year, -11.12%. Class R shares, 10 years, 6.90%; five years, -3.21%; one year, -9.80%.

    * Class R shares were first offered on June 3, 2002. Returns prior to that date are hypothetical results based on Class A share returns (inception date 11/26/68) at net asset value, adjusted to reflect Class R 12b-1 fees. Class R share returns do not include a 0.75% contingent deferred sales charge that may be imposed on a total redemption of retirement plan assets within the first year.

    DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORIC PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

================================================================================

                                    [CHART]

The chart compares AIM Charter Fund Class A shares to a benchmark index. It is intended to give you a general idea of how your fund performed compared to its index over the period 11/26/68-10/31/02. Please note: index performance is for the period 11/30/68-10/31/02.

    It is important to understand the difference between your fund and an index. Market indexes, such as the S&P 500, are not managed and incur no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment return.

    Your fund's total return includes sales charges, expenses, and management fees. Performance for the fund's Class A, Class B, Class C, and Class R shares will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover.

    Performance shown in the chart for the fund and table does not reflect deduction of taxes a shareholder would pay on fund distributions or the sale of fund shares. Performance for the indexes also does not reflect the effects of taxes.

    This growth chart uses a logarithmic scale, which means the price scale (vertical axis) is structured so that a given distance always represents the same percentage change in price, rather than the same absolute change in price. For example, the distance from one to 10 is the same as the distance from 10 to 100 on a logarithmic chart, but the latter distance is 10 times greater on a linear chart. A logarithmic scale better illustrates performance in the fund's early years before reinvested distributions and compounding cause the original investment to grow to very large numbers.

================================================================================

VISIT OUR AWARD-WINNING WEB SIT

A WEALTH OF INFORMATION IS AVAILABLE AT AIMINVESTMENTS.COM, OUR AWARD-WINNING WEB SITE. THESE ARE JUST A FEW OF OUR REGULAR FEATURES.

ACCESS TO YOUR AIM ACCOUNT where you can check your account balance, view transaction history and perform certain account maintenance functions, including but not limited to:

    o   changing your address

    o   changing your dividend reinvestment options

    o   setting up or modifying a systematic withdrawal program

    o arranging for eDelivery of fund reports and prospectuses, so they come to you electronically, not on paper

AN EDUCATION AND PLANNING CENTER WHERE YOU CAN:

    o   calculate how much you'll need for a comfortable retirement

    o find out how much it may cost to send your children to a certain college or university

    o learn the specifics of AIM's three investment styles: growth, value and growth at a reasonable price (GARP).

    o   look up the meaning of investment terms in our Glossary

A LITERATURE AND FORMS CENTER WHERE YOU CAN:

    o   order, free of charge, AIM literature on various investing topics

    o download forms you need to perform various account functions that require paper transactions

A PRODUCTS & PERFORMANCE CENTER WHERE YOU CAN FIND:

    o   daily prices of all AIM funds

    o   long-term fund performance as of the most recent calendar quarter-end

    o   biographies of the portfolio managers in charge of the fund(s) you own

AND THERE IS MUCH, MUCH MORE!


                                    [GRAPHIC]

DO VISIT AIMinvestments.com

FINANCIALS

Schedule of Investments

October 31, 2002


                                                                  MARKET
                                                 SHARES           VALUE
----------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-89.02%

Advertising-1.33%

Omnicom Group Inc.                                 800,000    $   46,104,000
============================================================================

Aerospace & Defense-3.91%

Lockheed Martin Corp.                              262,200        15,181,380
----------------------------------------------------------------------------
Northrop Grumman Corp.                             560,000        57,752,800
----------------------------------------------------------------------------
Raytheon Co.                                     2,126,000        62,717,000
============================================================================
                                                                 135,651,180
============================================================================

Apparel Retail-1.40%

Limited Brands                                   3,105,000        48,655,350
============================================================================

Banks-2.55%

Bank of America Corp.                              530,000        36,994,000
----------------------------------------------------------------------------
Washington Mutual, Inc.                          1,440,000        51,494,400
============================================================================
                                                                  88,488,400
============================================================================

Biotechnology-0.80%

Amgen Inc.(a)                                      600,000        27,936,000
============================================================================

Brewers-1.82%

Anheuser-Busch Cos., Inc.                        1,200,000        63,312,000
============================================================================

Building Products-2.25%

American Standard Cos. Inc.(a)                     615,000        41,020,500
----------------------------------------------------------------------------
Masco Corp.                                      1,804,500        37,100,520
============================================================================
                                                                  78,121,020
============================================================================

Computer & Electronics Retail-0.83%

Best Buy Co., Inc.(a)                            1,400,000        28,854,000
============================================================================

Computer Hardware-2.07%

International Business Machines Corp.              910,000        71,835,400
============================================================================

Construction Materials-0.91%

Vulcan Materials Co.                               940,000        31,546,400
============================================================================

Data Processing Services-2.67%

Automatic Data Processing, Inc.                  1,330,000        56,564,900
----------------------------------------------------------------------------
Convergys Corp.(a)                               2,420,000        36,009,600
============================================================================
                                                                  92,574,500
============================================================================

Diversified Financial Services-3.71%

Citigroup Inc.                                   1,400,000        51,730,000
----------------------------------------------------------------------------
Morgan Stanley                                     750,000        29,190,000
----------------------------------------------------------------------------
Principal Financial Group, Inc.                  1,715,000        48,105,750
============================================================================
                                                                 129,025,750
============================================================================

                                                                  MARKET
                                                 SHARES           VALUE
----------------------------------------------------------------------------

Electric Utilities-0.35%

TXU Corp.                                          850,000    $   12,197,500
============================================================================

Electrical Components & Equipment-1.54%

Emerson Electric Co.                             1,113,400        53,643,612
============================================================================

Environmental Services-1.29%

Waste Management, Inc.                           1,940,000        44,658,800
============================================================================

Food Retail-2.26%

Kroger Co. (The)(a)                              2,950,000        43,778,000
----------------------------------------------------------------------------
Safeway Inc.(a)                                  1,500,000        34,650,000
============================================================================
                                                                  78,428,000
============================================================================

Footwear-1.07%

NIKE, Inc.-Class B                                 790,000        37,280,100
============================================================================

General Merchandise Stores-2.84%

Target Corp.                                     1,600,000        48,192,000
----------------------------------------------------------------------------
Wal-Mart Stores, Inc.                              940,000        50,337,000
============================================================================
                                                                  98,529,000
============================================================================

Health Care Distributors & Services-2.22%

IMS Health Inc.                                  2,956,000        44,458,240
----------------------------------------------------------------------------
Quest Diagnostics Inc.(a)                          510,000        32,553,300
============================================================================
                                                                  77,011,540
============================================================================

Health Care Equipment-0.90%

St. Jude Medical, Inc.(a)                          880,000        31,336,800
============================================================================

Health Care Supplies-1.89%

Alcon, Inc. (Switzerland)(a)                     1,600,000        65,632,000
============================================================================

Hotels, Resorts & Cruise Lines-0.82%

Carnival Corp.                                   1,090,000        28,470,800
============================================================================

Household Products-1.58%

Procter & Gamble Co. (The)                         620,000        54,839,000
============================================================================

Housewares & Specialties-0.59%

Newell Rubbermaid Inc.                             630,200        20,431,084
============================================================================

Industrial Machinery-2.71%

Dover Corp.                                      1,840,000        46,147,200
----------------------------------------------------------------------------
Illinois Tool Works Inc.                           780,000        47,892,000
============================================================================
                                                                  94,039,200
============================================================================


                                                                  MARKET
                                                 SHARES           VALUE
----------------------------------------------------------------------------

Integrated Oil & Gas-2.84%

ChevronTexaco Corp.                                480,000    $   32,462,400
----------------------------------------------------------------------------
Exxon Mobil Corp.                                1,970,000        66,310,200
============================================================================
                                                                  98,772,600
============================================================================

Leisure Products-0.73%

Mattel, Inc.                                     1,380,000        25,336,800
============================================================================

Life & Health Insurance-1.37%

Prudential Financial, Inc.(a)                    1,630,000        47,596,000
============================================================================

Oil & Gas Drilling-1.14%

GlobalSantaFe Corp.                              1,660,000        39,674,000
============================================================================

Oil & Gas Equipment & Services-1.00%

Baker Hughes Inc.                                1,200,000        34,860,000
============================================================================

Oil & Gas Refining, Marketing &
  Transportation-0.93%

Valero Energy Corp.                                920,000        32,393,200
============================================================================

Packaged Foods & Meats-9.45%

ConAgra Foods, Inc.                              2,640,000        64,020,000
----------------------------------------------------------------------------
General Mills, Inc.                              1,930,000        79,747,600
----------------------------------------------------------------------------
Kellogg Co.                                      1,810,000        57,666,600
----------------------------------------------------------------------------
Kraft Foods Inc.-Class A                         1,450,000        57,275,000
----------------------------------------------------------------------------
Sara Lee Corp.                                   3,045,000        69,517,350
============================================================================
                                                                 328,226,550
============================================================================

Personal Products-3.43%

Avon Products, Inc.                              1,370,000        66,431,300
----------------------------------------------------------------------------
Gillette Co. (The)                               1,770,000        52,887,600
============================================================================
                                                                 119,318,900
============================================================================

Pharmaceuticals-6.25%

Abbott Laboratories                                750,000        31,402,500
----------------------------------------------------------------------------
Johnson & Johnson                                  815,000        47,881,250
----------------------------------------------------------------------------
Pfizer Inc.                                      1,670,000        53,055,900
----------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                         620,000        48,006,600
----------------------------------------------------------------------------
Wyeth                                            1,100,000        36,850,000
============================================================================
                                                                 217,196,250
============================================================================

Property & Casualty Insurance-2.28%

MGIC Investment Corp.                              659,300        27,664,228
----------------------------------------------------------------------------
Travelers Property Casualty Corp.-Class A(a)       856,486        11,365,569
----------------------------------------------------------------------------

                                                                  MARKET
                                                 SHARES           VALUE
----------------------------------------------------------------------------
Property & Casualty Insurance-(Continued)

Travelers Property Casualty Corp.-Class B(a)     1,054,271    $   14,253,744
----------------------------------------------------------------------------
XL Capital Ltd.-Class A (Bermuda)                  340,000        25,891,000
============================================================================
                                                                  79,174,541
============================================================================

Publishing-1.05%

New York Times Co. (The)-Class A                   750,000        36,307,500
============================================================================

Railroads-1.70%

Norfolk Southern Corp.                           1,484,000        29,976,800
----------------------------------------------------------------------------
Union Pacific Corp.                                490,000        28,934,500
============================================================================
                                                                  58,911,300
============================================================================

Semiconductor Equipment-0.98%

KLA-Tencor Corp.(a)                                960,000        34,204,800
============================================================================

Semiconductors-3.35%

Intel Corp.                                      3,000,000        51,900,000
----------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co.
  Ltd.-ADR (Taiwan)(a)                           2,266,000        17,720,120
----------------------------------------------------------------------------
Texas Instruments Inc.                           1,160,000        18,397,600
----------------------------------------------------------------------------
Xilinx, Inc.(a)                                  1,500,000        28,485,000
============================================================================
                                                                 116,502,720
============================================================================

Soft Drinks-1.50%

Coca-Cola Co. (The)                              1,120,000        52,057,600
============================================================================

Specialty Chemicals-1.01%

Rohm & Haas Co.                                  1,050,000        34,933,500
============================================================================

Systems Software-5.70%

Computer Associates International, Inc.          5,360,000        79,649,600
----------------------------------------------------------------------------
Microsoft Corp.(a)                               1,640,000        87,690,800
----------------------------------------------------------------------------
Oracle Corp.(a)                                  3,000,000        30,570,000
============================================================================
                                                                 197,910,400
============================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $3,380,933,906)                          3,091,978,097
============================================================================

                                                PRINCIPAL
                                                 AMOUNT
CONVERTIBLE DEBENTURES-0.09%

Computer Hardware-0.09%

Candescent Technologies Corp., Sr. Conv.
  Unsec. Gtd. Sub. Deb.,
  8.00%, 05/01/03 (Acquired
  04/17/98-04/19/01; Cost
  $47,529,750)(b)(c)(d)                        $42,800,000         3,217,100
============================================================================
    Total Convertible Debentures (Cost
      $49,098,968)                                                 3,217,100
============================================================================

----------------------------------------------------------------------------
                                                PRINCIPAL         MARKET
                                                 AMOUNT           VALUE

MONEY MARKET FUNDS-9.55%

STIC Liquid Assets Portfolio(e)                165,830,838    $  165,830,838
----------------------------------------------------------------------------
STIC Prime Portfolio(e)                        165,830,838       165,830,838
============================================================================
    Total Money Market Funds (Cost
      $331,661,676)                                              331,661,676
============================================================================
TOTAL INVESTMENTS-98.66% (Cost
  $3,761,694,550)                                              3,426,856,873
============================================================================
OTHER ASSETS LESS LIABILITIES-1.34%                               46,543,813
============================================================================
NET ASSETS-100.00%                                            $3,473,400,686
____________________________________________________________________________
============================================================================

Investment Abbreviations:

ADR     - American Depositary Receipt
Conv.   - Convertible
Deb.    - Debentures
Gtd.    - Guaranteed
Sr.     - Senior
Sub.    - Subordinated
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction); the security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate market value of these securities at 10/31/02 was $3,217,100, which represented 0.09% of the Fund's net assets. The Fund has no rights to demand registration of these securities.
(c) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(d) Security fair valued in accordance with the procedures established by the Board of Trustees.
(e) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

Statement of Assets and Liabilities

October 31, 2002

ASSETS:

Investments, at market value (cost
  $3,761,694,550)*                             $3,426,856,873
-------------------------------------------------------------
Receivables for:
  Investments sold                                 54,192,843
-------------------------------------------------------------
  Fund shares sold                                  1,191,488
-------------------------------------------------------------
  Dividends                                         4,035,682
-------------------------------------------------------------
Investment for deferred compensation plan             116,150
-------------------------------------------------------------
Collateral for securities loaned                   18,062,100
-------------------------------------------------------------
Other assets                                           63,991
=============================================================
    Total assets                                3,504,519,127
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                            9,109,903
-------------------------------------------------------------
  Deferred compensation plan                          116,150
-------------------------------------------------------------
  Collateral upon return of securities
    loaned                                         18,062,100
-------------------------------------------------------------
Accrued distribution fees                           2,369,539
-------------------------------------------------------------
Accrued trustees' fees                                  2,478
-------------------------------------------------------------
Accrued transfer agent fees                         1,154,915
-------------------------------------------------------------
Accrued operating expenses                            303,356
=============================================================
    Total liabilities                              31,118,441
=============================================================
Net assets applicable to shares outstanding    $3,473,400,686
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                        $2,096,865,957
_____________________________________________________________
=============================================================
Class B                                        $1,204,617,059
_____________________________________________________________
=============================================================
Class C                                        $  170,444,220
_____________________________________________________________
=============================================================
Class R                                        $       16,387
_____________________________________________________________
=============================================================
Institutional Class                            $    1,457,063
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                           219,052,553
_____________________________________________________________
=============================================================
Class B                                           130,317,602
_____________________________________________________________
=============================================================
Class C                                            18,386,548
_____________________________________________________________
=============================================================
Class R                                                 1,714
_____________________________________________________________
=============================================================
Institutional Class                                   148,611
_____________________________________________________________
=============================================================
Class A:
  Net asset value per share                    $         9.57
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $9.57 divided
      by 94.50%)                               $        10.13
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per
    share                                      $         9.24
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per
    share                                      $         9.27
_____________________________________________________________
=============================================================
Class R:
  Net asset value and offering price per
    share                                      $         9.56
_____________________________________________________________
=============================================================
Institutional Class:
  Net asset value and offering price per
    share                                      $         9.80
_____________________________________________________________
=============================================================

* At October 31, 2002, securities with an aggregate market value of $18,300,061 were on loan to brokers.

Statement of Operations

For the year ended October 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $88,345)                                      $  54,348,250
-------------------------------------------------------------
Dividends from affiliated money market funds        6,593,048
-------------------------------------------------------------
Interest                                              107,071
-------------------------------------------------------------
Security lending income                               165,508
=============================================================
    Total investment income                        61,213,877
_____________________________________________________________
=============================================================

EXPENSES:

Advisory fees                                      29,583,893
-------------------------------------------------------------
Administrative services fees                          468,551
-------------------------------------------------------------
Custodian fees                                        285,376
-------------------------------------------------------------
Distribution fees -- Class A                        8,613,574
-------------------------------------------------------------
Distribution fees -- Class B                       15,924,539
-------------------------------------------------------------
Distribution fees -- Class C                        2,261,077
-------------------------------------------------------------
Distribution fees -- Class R                               23
-------------------------------------------------------------
Transfer agent fees                                11,653,652
-------------------------------------------------------------
Transfer agent fees -- Institutional Class              2,686
-------------------------------------------------------------
Trustees' fees                                         32,769
-------------------------------------------------------------
Other                                               1,020,807
=============================================================
    Total expenses                                 69,846,947
=============================================================
Less: Fees waived and expenses reimbursed             (58,911)
-------------------------------------------------------------
   Expenses paid indirectly                           (69,299)
=============================================================
   Net expenses                                    69,718,737
=============================================================
Net investment income (loss)                       (8,504,860)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                           304,600,971
-------------------------------------------------------------
  Foreign currencies                                  (17,130)
=============================================================
                                                  304,583,841
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (628,244,716)
-------------------------------------------------------------
  Foreign currencies                                   33,301
=============================================================
                                                 (628,211,415)
=============================================================
Net gain (loss) from investment securities
  and foreign currencies                         (323,627,574)
=============================================================
Net increase (decrease) in net assets
  resulting from operations                     $(332,132,434)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.

Statement of Changes in Net Assets

For the years ended October 31, 2002 and 2001

                                                                      2002              2001
--------------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                  $    (8,504,860)   $   (35,217,915)
--------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                         304,583,841     (1,051,836,206)
--------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                   (628,211,415)    (2,495,895,336)
==================================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                    (332,132,434)    (3,582,949,457)
==================================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                                    --       (282,256,150)
--------------------------------------------------------------------------------------------------
  Class B                                                                    --       (155,149,624)
--------------------------------------------------------------------------------------------------
  Class C                                                                    --        (21,295,588)
--------------------------------------------------------------------------------------------------
  Institutional Class                                                        --           (157,658)
--------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                          (870,998,051)      (161,661,243)
--------------------------------------------------------------------------------------------------
  Class B                                                          (391,079,522)        (2,882,485)
--------------------------------------------------------------------------------------------------
  Class C                                                           (61,301,813)        28,949,621
--------------------------------------------------------------------------------------------------
  Class R                                                                17,606                 --
--------------------------------------------------------------------------------------------------
  Institutional Class                                                   (60,090)          (227,735)
==================================================================================================
    Net increase (decrease) in net assets                        (1,655,554,304)    (4,177,630,319)
==================================================================================================

NET ASSETS:

  Beginning of year                                               5,128,954,990      9,306,585,309
==================================================================================================
  End of year                                                   $ 3,473,400,686    $ 5,128,954,990
__________________________________________________________________________________________________
==================================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                                 $ 4,585,710,984    $ 5,916,415,607
--------------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (2,131,563)          (892,327)
--------------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and option contracts            (775,341,125)    (1,078,954,767)
--------------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                              (334,837,610)       292,386,477
==================================================================================================
                                                                $ 3,473,400,686    $ 5,128,954,990
__________________________________________________________________________________________________
==================================================================================================

Notes to Financial Statements

October 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Charter Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Class R shares and Institutional Class shares are sold at net asset value. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

H. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--CHANGE IN ACCOUNTING PRINCIPLE

As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to November 1, 2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $987,328 reduction in the cost of securities and a corresponding $987,328 increase in net unrealized gains and losses, based on securities held by the Fund on November 1, 2001.

  The effect of this change in the current period was to decrease net investment income by $154,475 and to increase net realized gains and losses by $154,475. As a result the net investment income per share, the net realized and unrealized gains and losses per share, and the ratio of net investment income to average net assets were unchanged.

NOTE 3--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2002, AIM waived fees of $58,255. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2002, AIM was paid $468,551 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2002, AFS retained $6,433,443 for such services. For the year ended October 31, 2002, AFS reimbursed fees of $656 on the Institutional Class.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and the Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares, Class C shares and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the master distribution agreements, for the year ended October 31, 2002, the Class A, Class B, Class C and Class R shares paid $8,613,574, $15,924,539, $2,261,077 and $23, respectively.

  AIM Distributors retained commissions of $387,132 from sales of the Class A shares of the Fund during the year ended October 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2002, AIM Distributors retained $36,917, $2,641, $29,800 and $0 in contingent deferred sales charges imposed on redemptions of Class A, Class B, Class C and Class R shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the year ended October 31, 2002, the Fund paid legal fees of $17,145 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 4--INDIRECT EXPENSES

For the year ended October 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $69,012 and reductions in custodian fees of $287 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $69,299.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 6--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S.

Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At October 31, 2002, securities with an aggregate value of $18,300,061 were on loan to brokers. The loans were secured by cash collateral of $18,062,100 received by the Fund and invested in STIC Liquid Assets Portfolio, an affiliated money market fund. For the year ended October 31, 2002, the Fund received fees of $165,508 for securities lending.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

The tax character of distributions paid during the years ended October 31, 2002 and 2001 were as follows:

                                         2002          2001
---------------------------------------------------------------
Distributions paid from long-term
  capital gain                         $     --    $458,859,020
_______________________________________________________________
===============================================================


Tax Components of Beneficial Interest:

As of October 31, 2002, the components of beneficial interest on a tax basis were as follows:

Unrealized appreciation
  (depreciation) -- investments              $ (340,653,684)
-----------------------------------------------------------
Temporary book/tax differences                     (325,492)
-----------------------------------------------------------
Capital loss carryforward                      (771,331,122)
-----------------------------------------------------------
Shares of beneficial interest                 4,585,710,984
===========================================================
Total Net Assets                             $3,473,400,686
___________________________________________________________
===========================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales and the treatment of defaulted bonds. Amount includes appreciation on foreign currency of $66.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the results of the deferral of Trustee compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                      CAPITAL LOSS
   EXPIRATION         CARRYFORWARD
   -------------------------------
   October 31, 2009   $771,331,122
   _______________________________
   ===============================

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2002 was $4,385,524,178 and $6,035,095,988, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                         $ 204,500,096
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (545,153,846)
=============================================================
Net unrealized appreciation (depreciation) of
  investment securities                         $(340,653,750)
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $3,767,510,623.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of foreign currency transactions, bond premium amortization, net operating loss and other items, on October 31, 2002, undistributed net investment income was increased by $8,252,952, undistributed net realized gains decreased by $970,199 and shares of beneficial interest decreased by $7,282,753. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2002 and 2001 were as follows:

                                                                           2002                              2001
                                                              -------------------------------    ----------------------------
                                                                 SHARES           AMOUNT           SHARES          AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
Sold:
 Class A                                                        16,910,821*   $   182,696,524*    37,578,186    $ 517,083,181
-----------------------------------------------------------------------------------------------------------------------------
 Class B                                                         9,302,039         97,387,968     24,357,854      333,276,040
-----------------------------------------------------------------------------------------------------------------------------
 Class C                                                         2,633,061         27,700,439      7,575,697      105,353,193
-----------------------------------------------------------------------------------------------------------------------------
 Class R**                                                           1,719             17,663             --               --
-----------------------------------------------------------------------------------------------------------------------------
 Institutional Class                                                45,275            481,439         21,223          287,988
=============================================================================================================================
Issued as reinvestment of dividends:
 Class A                                                                --                 --     17,611,530      266,615,003
-----------------------------------------------------------------------------------------------------------------------------
 Class B                                                                --                 --      9,886,847      146,422,053
-----------------------------------------------------------------------------------------------------------------------------
 Class C                                                                --                 --      1,369,533       20,351,280
-----------------------------------------------------------------------------------------------------------------------------
 Institutional Class                                                    --                 --          8,709          133,843
=============================================================================================================================
Reacquired:
 Class A                                                       (99,779,666)    (1,053,694,575)   (74,345,004)    (945,359,427)
-----------------------------------------------------------------------------------------------------------------------------
 Class B                                                       (47,954,479)*     (488,467,490)*  (39,590,160)    (482,580,578)
-----------------------------------------------------------------------------------------------------------------------------
 Class C                                                        (8,599,959)       (89,002,252)    (7,831,344)     (96,754,852)
-----------------------------------------------------------------------------------------------------------------------------
 Class R**                                                              (5)               (57)            --               --
-----------------------------------------------------------------------------------------------------------------------------
 Institutional Class                                               (51,011)          (541,529)       (52,054)        (649,566)
=============================================================================================================================
                                                              (127,492,205)   $(1,323,421,870)   (23,408,983)   $(135,821,842)
_____________________________________________________________________________________________________________________________
=============================================================================================================================

 * Includes automatic conversion of 739,880 shares of Class B shares in the amount of $7,724,451 to 717,246 shares of Class A shares in the amount of $7,724,451.

** Class R shares commenced sales on June 3, 2002.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                        CLASS A
                                                      ---------------------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                      ---------------------------------------------------------------------------
                                                         2002                2001          2000             1999          1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $    10.46          $    18.07    $    17.16       $    13.32    $    13.41
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)                               0.01(a)            (0.03)        (0.04)(b)         0.02          0.12
---------------------------------------------------------------------------------------------------------------------------------
 Net gains (losses) on securities (both realized
   and unrealized)                                         (0.90)              (6.70)         2.30             4.39          1.23
=================================================================================================================================
   Total from investment operations                        (0.89)              (6.73)         2.26             4.41          1.35
=================================================================================================================================
Less distributions:
 Dividends from net investment income                         --                  --            --            (0.03)        (0.10)
---------------------------------------------------------------------------------------------------------------------------------
 Distributions from net realized gains                        --               (0.88)        (1.35)           (0.54)        (1.34)
=================================================================================================================================
   Total distributions                                        --               (0.88)        (1.35)           (0.57)        (1.44)
=================================================================================================================================
Net asset value, end of period                        $     9.57          $    10.46    $    18.07       $    17.16    $    13.32
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                            (8.51)%            (38.75)%       13.60%           34.05%        11.20%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)              $2,096,866          $3,159,304    $5,801,869       $4,948,666    $3,706,938
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
 With fee waivers                                           1.22%(d)            1.16%         1.06%            1.05%         1.08%
---------------------------------------------------------------------------------------------------------------------------------
 Without fee waivers                                        1.22%(d)            1.17%         1.08%            1.07%         1.10%
=================================================================================================================================
Ratio of net investment income (loss) to average
 net assets                                                 0.09%(a)(d)        (0.24)%       (0.20)%           0.11%         0.95%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                      103%                 78%           80%             107%          154%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with generally accepted accounting principles and does not include sales charges.
(d)  Ratios are based on average daily net assets of $2,871,191,238.

                                                                                       CLASS B
                                                     ----------------------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                     ----------------------------------------------------------------------------
                                                        2002              2001            2000            1999            1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $    10.18        $    17.72      $    16.97      $    13.24      $    13.37
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                            (0.08)(a)         (0.13)          (0.17)(b)       (0.10)           0.02
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                       (0.86)            (6.53)           2.27            4.37            1.22
=================================================================================================================================
    Total from investment operations                      (0.94)            (6.66)           2.10            4.27            1.24
=================================================================================================================================
Less distributions:
  Dividends from net investment income                       --                --              --              --           (0.03)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                      --             (0.88)          (1.35)          (0.54)          (1.34)
=================================================================================================================================
    Total distributions                                      --             (0.88)          (1.35)          (0.54)          (1.37)
=================================================================================================================================
Net asset value, end of period                       $     9.24        $    10.18      $    17.72      $    16.97      $    13.24
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                           (9.23)%          (39.14)%         12.76%          33.06%          10.33%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)             $1,204,617        $1,719,470      $3,088,611      $2,206,752      $1,408,687
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                         1.92%(d)          1.86%           1.80%           1.80%           1.84%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                      1.92%(d)          1.87%           1.82%           1.82%           1.86%
=================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                              (0.61)%(a)(d)     (0.94)%         (0.94)%         (0.64)%          0.19%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                     103%               78%             80%            107%            154%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with generally accepted accounting principles and does not include contingent deferred sales charges.
(d)  Ratios are based on average daily net assets of $1,592,453,859.

                                                                                            CLASS C
                                                              -------------------------------------------------------------------
                                                                                    YEAR ENDED OCTOBER 31,
                                                              -------------------------------------------------------------------
                                                                2002              2001          2000          1999         1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  10.21          $  17.77      $  17.01      $  13.27      $ 13.39
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.08)(a)         (0.13)        (0.17)(b)     (0.09)        0.02
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.86)            (6.55)         2.28          4.37         1.23
=================================================================================================================================
    Total from investment operations                             (0.94)            (6.68)         2.11          4.28         1.25
=================================================================================================================================
Less distributions:
  Dividends from net investment income                              --                --            --            --        (0.03)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --             (0.88)        (1.35)        (0.54)       (1.34)
=================================================================================================================================
    Total distributions                                             --             (0.88)        (1.35)        (0.54)       (1.37)
=================================================================================================================================
Net asset value, end of period                                $   9.27          $  10.21      $  17.77      $  17.01      $ 13.27
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                                  (9.21)%          (39.14)%       12.78%        33.06%       10.39%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $170,444          $248,533      $412,872      $138,467      $37,846
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.92%(d)          1.86%         1.80%         1.80%        1.84%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             1.92%(d)          1.87%         1.82%         1.82%        1.86%
=================================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.61)%(a)(d)     (0.94)%       (0.94)%       (0.64)%       0.19%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                            103%               78%           80%          107%         154%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with generally accepted accounting principles and does not include contingent deferred sales charges.
(d)  Ratios are based on average daily net assets of $226,107,746.

                                                                     CLASS R
                                                                  -------------
                                                                  JUNE 3, 2002
                                                                   (DATE SALES
                                                                  COMMENCED) TO
                                                                   OCTOBER 31,
                                                                      2002
-------------------------------------------------------------------------------
Net asset value, beginning of period                                 $ 10.94
-------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                   --(a)
-------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                        (1.38)
===============================================================================
    Total from investment operations                                   (1.38)
===============================================================================
Net asset value, end of period                                       $  9.56
_______________________________________________________________________________
===============================================================================
Total return(b)                                                       (12.61)%
_______________________________________________________________________________
===============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $    16
_______________________________________________________________________________
===============================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                      1.42%(c)
-------------------------------------------------------------------------------
  Without fee waivers                                                   1.42%(c)
===============================================================================
Ratio of net investment income (loss) to average net assets            (0.11)%(a)(c)
_______________________________________________________________________________
===============================================================================
Portfolio turnover rate                                                  103%
_______________________________________________________________________________
===============================================================================

(a) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(b) Includes adjustments in accordance with generally accepted accounting principles and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $11,405.

                                                                                  INSTITUTIONAL CLASS
                                                              ------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31
                                                              ------------------------------------------------------------
                                                               2002           2001         2000        1999         1998
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $10.67         $ 18.33      $17.33      $ 13.42      $ 13.48
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.06(a)         0.04        0.52         0.09         0.18
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                (0.93)          (6.82)       1.83         4.43         1.24
==========================================================================================================================
    Total from investment operations                           (0.87)          (6.78)       2.35         4.52         1.42
==========================================================================================================================
Less distributions:
  Dividends from net investment income                            --              --          --        (0.07)       (0.14)
--------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                           --           (0.88)      (1.35)       (0.54)       (1.34)
==========================================================================================================================
    Total distributions                                           --           (0.88)      (1.35)       (0.61)       (1.48)
==========================================================================================================================
Net asset value, end of period                                $ 9.80         $ 10.67      $18.33      $ 17.33      $ 13.42
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                                                (8.15)%        (38.46)%     14.02%       34.61%       11.69%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,457         $ 1,648      $3,234      $66,801      $43,815
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and expense reimbursement                    0.79%(c)        0.68%       0.66%        0.65%        0.66%
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and expense reimbursement                 0.83%(c)        0.69%       0.68%        0.67%        0.67%
==========================================================================================================================
Ratio of net investment income to average net assets            0.52%(a)(c)     0.25%       0.20%        0.51%        1.37%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate                                          103%             78%         80%         107%         154%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios prior to November 1, 2001 have not been restated to reflect this change in presentation.
(b) Includes adjustments in accordance with generally accepted accounting principles.
(c)  Ratios are based on average daily net assets of $1,665,295.

Report of Independent Auditors

To the Shareholders of AIM Charter Fund
And Board of Trustees of AIM Equity Funds:



We have audited the accompanying statement of assets and liabilities of AIM Charter Fund (a portfolio AIM Equity Funds), including the schedule of investments, as of October 31, 2002, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights



We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Charter Fund as of October 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP
Houston, Texas
December 10, 2002

OTHER INFORMATION

Trustees and Officers

As of December 31, 2001

The address of each trustee and officer of AIM Equity Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                   Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                       Held by Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Interested Persons
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham* -- 1946       1988               Chairman, President and Chief Executive   None
   Trustee, Chairman and                              Officer, A I M Management Group Inc.
   President                                          (financial services holding company);
                                                      Chairman and President, A I M Advisors,
                                                      Inc. (registered investment advisor);
                                                      Director and Senior Vice President,
                                                      A I M Capital Management, Inc.
                                                      (registered investment advisor);
                                                      Chairman, A I M Distributors, Inc.
                                                      (registered broker dealer), A I M Fund
                                                      Services, Inc., (registered transfer
                                                      agent), and Fund Management Company
                                                      (registered broker dealer); and
                                                      Director and Vice Chairman, AMVESCAP
                                                      PLC (parent of AIM and a global
                                                      investment management firm)
-------------------------------------------------------------------------------------------------------------------------------

   Independent Trustees
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001               Of Counsel, law firm of Baker &           Badgley Funds, Inc. (registered
   Trustee                                            McKenzie                                  investment company)
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993               Chairman, Crockett Technology             ACE Limited (insurance
   Trustee                                            Associates (technology consulting         company); and Captaris, Inc.
                                                      company)                                  (unified messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000               Chairman, Cortland Trust, Inc.            None
   Trustee                                            (registered investment company) and DHJ
                                                      Media, Inc.; Director, Magellan
                                                      Insurance Company; Member of Advisor
                                                      Board of Rotary Power International
                                                      (designer, manufacturer, and seller of
                                                      rotary power engines); formerly,
                                                      Director, President and CEO, Volvo
                                                      Group North America, Inc.; and director
                                                      of various affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998               Formerly, Chairman, Mercantile Mortgage   None
   Trustee                                            Corp.; Vice Chairman, President and
                                                      Chief Operating Officer,
                                                      Mercantile-Safe Deposit & Trust Co.;
                                                      and President, Mercantile Bankshares
                                                      Corp.
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997               Chief Executive Officer, Twenty First     Administaff
   Trustee                                            Century Group, Inc. (government affairs
                                                      company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1988               Partner, law firm of Kramer Levin         Cortland Trust, Inc.
   Trustee                                            Naftalis and Frankel LLP                  (registered investment company)
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998               Formerly, Chief Executive Officer, YWCA   None
   Trustee                                            of the USA
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1988               Partner, law firm of Pennock & Cooper     None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001               Retired                                   None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          1989               Executive Vice President, Development     None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-------------------------------------------------------------------------------------------------------------------------------

 * Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of December 31, 2001


The address of each trustee and officer of AIM Equity Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                   Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                       Held by Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Other Officers
-------------------------------------------------------------------------------------------------------------------------------

   Gary T. Crum -- 1947            1988               Director and President, A I M Capital     N/A
   Senior Vice President                              Management, Inc.; Director and
                                                      Executive Vice President, A I M
                                                      Management Group Inc.; Director and
                                                      Senior Vice President, A I M Advisors,
                                                      Inc.; and Director, A I M Distributors,
                                                      Inc. and AMVESCAP PLC
-------------------------------------------------------------------------------------------------------------------------------

   Carol F. Relihan -- 1954        1988               Director, Senior Vice President,          N/A
   Senior Vice President and                          General Counsel and Secretary, A I M
   Secretary                                          Advisors, Inc. and A I M Management
                                                      Group Inc.; Director, Vice President
                                                      and General Counsel, Fund Management
                                                      Company; and Vice President, A I M Fund
                                                      Services, Inc., A I M Capital
                                                      Management, Inc. and A I M
                                                      Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Melville B. Cox -- 1943         1992               Vice President and Chief Compliance       N/A
   Vice President                                     Officer, A I M Advisors, Inc. and A I M
                                                      Capital Management, Inc.; and Vice
                                                      President, A I M Fund Services, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen -- 1940         1999               Vice President, A I M Advisors, Inc.      N/A
   Vice President                                     and A I M Capital Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Dana R. Sutton -- 1959          1988               Vice President and Fund Treasurer,        N/A
   Vice President and Treasurer                       A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------
The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND         INVESTMENT ADVISOR          DISTRIBUTOR                 AUDITORS                      SUB-ADVISOR
11 Greenway Plaza          A I M Advisors, Inc.        A I M Distributors, Inc.    Ernst & Young LLP             A I M Capital
Suite 100                  11 Greenway Plaza           11 Greenway Plaza           5 Houston Center              Management, Inc.
Houston, TX 77046          Suite 100                   Suite 100                   1401 McKinney                 11 Greenway Plaza
                           Houston, TX 77046           Houston, TX 77046           Suite 1200                    Suite 100
                                                                                   Houston, TX 77010             Houston, TX 77046

COUNSEL TO THE FUND        COUNSEL TO THE TRUSTEES     TRANSFER AGENT              CUSTODIAN
Ballard Spahr              Kramer, Levin, Naftalis &   A I M Fund Services, Inc.   State Street Bank and Trust
Andrews & Ingersoll, LLP   Frankel LLP                 P.O. Box 4739               Company
1735 Market Street         919 Third Avenue            Houston, TX 77210-4739      225 Franklin Street
Philadelphia, PA 19103     New York, NY 10022                                      Boston, MA 02110

THE AIM FAMILY OF FUNDS--Registered Trademark--

================================================================================

                                 MORE AGGRESSIVE

                           INTERNATIONAL/GLOBAL EQUITY

                                 DOMESTIC EQUITY

                                  FIXED INCOME

                                MORE CONSERVATIVE

================================================================================

           DOMESTIC EQUITY                 INTERNATIONAL/GLOBAL EQUITY                    FIXED INCOME

           MORE AGGRESSIVE                      MORE AGGRESSIVE                              TAXABLE

AIM Emerging Growth Fund             AIM Developing Markets Fund                         MORE AGGRESSIVE
AIM Small Cap Growth Fund(1)         AIM European Small Company Fund
AIM Aggressive Growth Fund           AIM Asia Pacific Growth Fund(2)            AIM High Yield Fund II
AIM Opportunities I Fund(2,3)        AIM International Emerging Growth Fund     AIM High Yield Fund
AIM Mid Cap Growth Fund              AIM Global Aggressive Growth Fund          AIM Strategic Income Fund
AIM Libra Fund                       AIM European Growth Fund(2)                AIM Income Fund
AIM Dent Demographic Trends Fund     AIM International Growth Fund(2)           AIM Global Income Fund
AIM Opportunities II Fund(2,3)       AIM Global Growth Fund                     AIM Total Return Bond Fund
AIM Constellation Fund               AIM Worldwide Spectrum Fund                AIM Intermediate Government Fund
AIM Large Cap Growth Fund            AIM Global Trends Fund                     AIM Short Term Bond Fund
AIM Weingarten Fund                  AIM International Core Equity Fund(2)      AIM Floating Rate Fund
AIM Opportunities III Fund(2,3)                                                 AIM Limited Maturity Treasury Fund(4,5)
AIM Small Cap Equity Fund                      MORE CONSERVATIVE                AIM Money Market Fund
AIM Capital Development Fund
AIM Mid Cap Core Equity Fund(2)                  SECTOR EQUITY                          MORE CONSERVATIVE
AIM Select Equity Fund
AIM Premier Equity II Fund(2)                   MORE AGGRESSIVE                               TAX-FREE
AIM Premier Equity Fund(2)
AIM Blue Chip Fund                   AIM New Technology Fund                             MORE AGGRESSIVE
AIM Mid Cap Basic Value Fund         AIM Global Science and Technology Fund(2)
AIM Large Cap Core Equity Fund       AIM Global Energy Fund                      AIM High Income Municipal Fund
AIM Charter Fund                     AIM Global Financial Services Fund          AIM Municipal Bond Fund
AIM Basic Value Fund                 AIM Global Health Care Fund                 AIM Tax-Free Intermediate Fund(4,5)
AIM Large Cap Basic Value Fund       AIM Global Utilities Fund                   AIM Tax-Exempt Cash Fund
AIM Balanced Fund*                   AIM Real Estate Fund
AIM Basic Balanced Fund*                                                                 MORE CONSERVATIVE
                                               MORE CONSERVATIVE
MORE CONSERVATIVE

*Domestic equity and income fund

Equity and fixed-income funds are shown from more aggressive to more conservative. When assessing the degree of risk, qualitative and quantitative factors considered included the funds' portfolio holdings, diversification permitted within the fund, the funds' standard deviations for three, five, 10, 15, 20 and 25 years, R-squared and beta analysis relative to the style-specific benchmarks, and the possibility of incorporating portfolio management tools such as leverage, derivatives and short selling. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For more information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (2) The following fund name changes became effective 7/1/02: AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3) Effective Oct. 1, 2002, the fund reopened to new investors. (4) Class A shares closed to new investors on Oct. 30, 2002. (5) Class A3 shares were first offered on October 31, 2002.

    For more complete information about any AIM fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read it carefully before investing. This brochure is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus, which contains more complete information, including sales charges and expenses. Please read it carefully before investing. If used after Jan. 20, 2003, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end.

A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and manages $117 billion in assets for approximately 9 million shareholders, including individual investors, corporate clients and financial institutions. The AIM Family of Funds--Registered Trademark-- is distributed nationwide. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $323 billion in assets under management. As of 9/30/02.

                 INVEST WITH DISCIPLINE--Registered Trademark--

A I M Distributors, Inc.                                                CHT-AR-1

                        ANNUAL REPORT / OCTOBER 31, 2002

                             AIM CONSTELLATION FUND

                                  [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                               AIMinvestments.com

================================================================================

                                  [COVER IMAGE]

                 STARRY NIGHT OVER THE RHONE BY VINCENT VAN GOGH

       STARS, PARTICULARLY CONSTELLATIONS, HAVE LONG BEEN USED AS SIGNS BY

        WHICH FARMERS PLANTED THEIR CROPS AND SAILORS NAVIGATED THE SEAS.

     ALTHOUGH DIFFERENT CONSTELLATIONS ARE VISIBLE AT DIFFERENT TIMES OF THE

     YEAR, THEIR CONSTANCY IN THE SKY MAKES THEM RELIABLE FOR MEASURING THE

       PASSAGE OF TIME AND DISTANCE. AIM CONSTELLATION FUND SEEKS OUT THE

                          STARS OF THE STOCK UNIVERSE.

================================================================================

AIM CONSTELLATION FUND SEEKS GROWTH OF CAPITAL BY INVESTING PRINCIPALLY IN COMMON STOCKS OF COMPANIES LIKELY TO BENEFIT FROM NEW OR INNOVATIVE PRODUCTS, SERVICES OR PROCESSES AS WELL AS THOSE THAT HAVE EXPERIENCED ABOVE-AVERAGE LONG-TERM GROWTH IN EARNINGS AND HAVE EXCELLENT PROSPECTS FOR FUTURE GROWTH.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Constellation Fund's performance figures are historical and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B, Class C and Class R shares will differ due to different sales charge structures and class expenses.

o   Class R shares are generally only available to retirement plans such as section 401 or 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and IRA rollovers from such plans if an AIM Fund was offered. They are sold at net asset value, that is, without a sales charge. Class R shares were first offered on June 3, 2002. Returns prior to that date are hypothetical results based on Class A share returns (inception date 4/30/76) at net asset value, adjusted to reflect additional Class R 12b-1 fees. Class R share returns do not include a 0.75% CDSC that may be imposed on a total redemption of retirement plan assets within the first year.

o Investing in small and mid-sized companies may involve greater risk and potential reward than investing in more established companies. Also, small companies may have business risk, significant stock-price fluctuations and illiquidity.

o The fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded blue chip stocks.

o The unmanaged Lipper Multi-Cap Growth Fund Index represents an average of the performance of the 30 largest multi-capitalization growth funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

o The National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S.-based common stocks listed on the Nasdaq system.

o The unmanaged Russell 1000 Index represents the performance of the stocks of large-capitalization companies; the Growth segment measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses. Performance of an index of funds reflects fund expenses. Performance of a market index does not.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

   This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.

                               TO OUR SHAREHOLDERS

                    DEAR SHAREHOLDER:

[PHOTO OF           All of us know how difficult the equity markets were during
ROBERT H.           the fiscal year ended October 31, 2002. We are now in the
GRAHAM]             unenviable position of being able to say we have been in a deeper and longer market downturn than that of 1973-74. We know from experience that these conditions do eventually end, though no one can predict exactly when. We are encouraged, however, by the fact that as I write this letter, the U.S. equity market has had several positive weeks in a row. Whether this is the start of a long-term positive trend remains to be seen. In the meantime, let me assure you that all of us at AIM continue to work hard on your behalf.

                        In light of continuing market difficulties, I thought
                    you would appreciate detailed information on some of the methods AIM uses to manage your money. This information is presented in the two pages following this letter. I hope it will provide you with a greater understanding of our investment process, and I encourage you to read it carefully. One of our ongoing goals is to keep all of our shareholders well-informed.

BACK TO BASICS

When market conditions are as trying as they have been during the fiscal year covered by this report, it is well to keep some investing fundamentals in mind. First, seek professional advice--it is more important now than ever. A financial professional can help you:

o Understand your entire financial profile before selecting individual investments so you can tailor your portfolio to specific goals and timetables.

o Learn the characteristics of various asset classes. Recently, many investors have been seeking safety in fixed-income investments. Unfortunately, many do not understand that bond prices move in the opposite direction of interest rates. Existing bonds have been rising in value as interest rates have fallen, contributing to attractive total returns. But rates are now so low the upside potential of bond prices is limited. Sooner or later, the economy will expand more robustly, and interest rates will begin to rise. That will lower bond values, reducing total returns. As ever, diversification is an investing fundamental.

o Develop reasonable expectations. Historically, stocks have averaged about a 10% return per year, bonds less, facts many of us forgot during the 1990s.

YOUR FUND MANAGERS' OBSERVATIONS

In the following pages, your fund's portfolio managers discuss your fund's performance during the fiscal year and the market conditions and investment strategies that affected that performance. I hope you find their comments helpful.

     The fund's focus on core-growth holdings helped protect it in an extremely difficult market environment. Excluding sales charges, total return for Class A shares for the fiscal year ended October 31, 2002, was -12.83%. The fund's performance compared favorably to the Lipper Multi-Cap Growth Fund Index, the Russell 1000 Growth Index, and the S&P 500, which posted returns of -20.60%, -19.62% and -15.10%, respectively, over the same period.

     Timely information about your fund and the markets is always available on our Web site, aiminvestments.com. Our Client Services Department can be reached during regular business hours at 800-959-4246.

IMPORTANT NEWS ABOUT AIM

This report features AIM's new logo and Web address, which we have adopted to better reflect our diverse line of investment products. We are well known for our mutual funds, but we also offer solutions for many investment situations through a broad array of products and services including retirement products for employers and individuals, annuities, college savings plans, separately managed accounts, and cash management for businesses.

     I am also pleased to announce that Mark Williamson will become Chief Executive Officer of A I M Management Group Inc., the parent company of your fund's advisor and distributor, on January 1, 2003. I will remain Chairman of AIM. Mark has had a long and distinguished career in the mutual fund industry and I am looking forward to his joining the AIM team.

     Thank you for investing with AIM. I look forward to reporting to you again in six months.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
December 2, 2002

================================================================================

                    THE FUND'S FOCUS ON CORE-GROWTH HOLDINGS

                        HELPED PROTECT IT IN AN EXTREMELY

                          DIFFICULT MARKET ENVIRONMENT.

                                ROBERT H. GRAHAM

================================================================================

                     A SPECIAL MESSAGE TO OUR SHAREHOLDERS

INVESTMENT RESEARCH UPDATE FOR AIM CLIENTS

[EDGAR M. LARSEN PHOTO]

     EDGAR M. LARSEN
CHIEF INVESTMENT OFFICER


[GARY T. CRUM PHOTO]

     GARY T. CRUM
DIRECTOR OF INVESTMENTS

     THE FINANCIAL MARKETS have been battered over the past year by a wave of corporate scandals, accounting restatements, bankruptcies of high-profile companies and, in a few cases, outright financial fraud. Many investors, understandably, feel uncertain about whether their portfolios are positioned to withstand such a prolonged and severe market downturn. Now seems to be an appropriate time to step back and reiterate AIM's concern for the financial well-being of all of our clients and AIM's commitment to competitive excellence across all investment disciplines.

     We at AIM are proud of our rigorous qualitative and quantitative analytical processes, and we remain confident that we will preserve our long-term record of success through uncompromising fundamental research. During this recent period of market instability, we have placed even greater focus on meticulous research, and we continually look for new ways to improve our process.

     We have the resources and the people needed to seek out the best investment opportunities that exist in any market. It should be emphasized that AIM's teams have not changed their investment strategies; rather our disciplines have been fine-tuned in order to better understand each portfolio holding and to optimize each fund's overall structure.

     Rigorous accounting analysis is at the forefront of our investment-research efforts. AIM employs both internal and external accounting experts and proprietary tools to screen our portfolios for high-risk situations and to look for investment opportunities.

BEYOND THE BOTTOM LINE

By going beyond the reported bottom-line numbers, we strive to understand where a company's growth is coming from and how sustainable it may be. Our discipline takes us through an in-depth examination of the financial statements and industry conditions, combined with an evaluation of management's style and strategy.

     AIM's portfolio managers have taken advantage of some unique valuations in this unusual market environment by adding opportunistically to their portfolios. In addition to strong financial fundamentals and attractively priced securities, AIM's teams look for companies with experienced and credible management teams. Sometimes this means not accepting the consensus view of a particular company.

     AIM seeks independent thought, both from our own analysts and portfolio managers, and from trusted Wall Street sources. Our goal is to cultivate an ongoing dialogue with independent thinkers in every industry, whether they work for one of our portfolio companies, on Wall Street, at an independent research boutique, or right here within our own firm. To this end, we have long had a collaborative environment where communication across investment teams is encouraged.

     For example, AIM's fixed-income and equity analysts attend the same meetings

================================================================================

                               RIGOROUS ACCOUNTING

                                 ANALYSIS IS AT

                                THE FOREFRONT OF

                                 OUR INVESTMENT-

                                RESEARCH EFFORTS.

================================================================================
with company managements, and thus analyze the company from two different perspectives. Our international managers work with our domestic teams to cover
the more globally oriented companies. And the teams that manage    AIM's
sector-specific funds share their industry expertise with the rest of our investment teams. As our professional staff and resources have grown, so have the direct contacts with company management teams. Last year, AIM's analysts and portfolio managers had more than 4,000 meetings with the senior executives of our portfolio companies.

EDUCATION AND TRAINING

Continuing education and training are important in the ever-changing world of investment analysis. We invite experts from such fields as accounting, derivatives and banking to AIM so that we remain informed about current corporate-finance techniques, new accounting regulations and other shifts in the landscape of American business.

    Over the past five years, AIM has devoted substantial resources to our research department's personnel. Today, 68 percent of our investment management and research professionals have earned master's degrees in business or finance. Sixty percent have earned the Chartered Financial Analyst (CFA) or Certified Public Accountant (CPA) designations.

QUANTITATIVE EXPERTISE

AIM's team of quantitative analysts plays a large role in portfolio construction and performance monitoring. Our state-of-the-art proprietary tools include the means to optimize a portfolio's construction, which includes managing and monitoring risk, analyzing performance, and conducting hypothetical trading scenarios to see how they would affect the overall portfolio. These tools offer our investment teams a more acute awareness of how their portfolios stack up against their benchmarks and their peers.

    Attribution tools allow us to monitor relative sector and industry weightings, individual security weightings, and correlations across different holdings. Our portfolio management teams aren't the only ones using these customized risk-assessment tools. They also are used to generate detailed reports that are reviewed by members of AIM's senior management. We have a schedule of formalized periodic reviews to assess the construction and the risk-adjusted performance of the funds, to offer guidance to the portfolio managers, and to take corrective action when warranted.

DIVERSIFICATION OF AIM'S OFFERINGS

Even during the equity-market bubble of the late 1990s, AIM advocated a diversified approach to portfolio management for its clients. As growth stocks registered double-digit gains, we were taking a longer-term view of the markets and actively diversified our product line across market styles and capitalization ranges.

    As the financial markets have changed over the past few years, so has AIM's selection of fund offerings. In the past, AIM was recognized for investing in the equities of U.S. growth companies. Today, AIM's three largest equity funds--AIM Basic Value Fund, AIM Premier Equity Fund and AIM Constellation Fund--represent three distinctly different investment disciplines: Value, Blend and Growth. Complementing those funds are dozens more in all styles, market-cap ranges, asset classes, and geographic regions.

    AIM's clients can create diversified, all-weather portfolios by selecting from our full spectrum of funds, whether they seek equity or fixed-income, value or growth, domestic or international, aggressive or conservative, or any combination in between. Over the course of any complete market cycle, we expect a portfolio that is a blend of these quality funds will provide a prudent approach to achieving one's long-term investment goals.

    This period of market dislocation has been painful for all of us. But over the long term, we are confident that tightened accounting regulations, an increased level of governmental oversight, and the reallocation of resources following the recent bubble will all result in a healthy resurgence of the American financial system.

    AIM's investment teams and processes continue to be honed and tested in today's challenging environment. We believe that this prolonged bear market has created some unparalleled opportunities to invest in leading companies that will weather the market storm and recover their industry-leading positions when global economic growth reaccelerates.

    We are grateful for the trust our clients have placed in AIM, and we reaffirm our commitment to excellence across all of our investment disciplines.


Sincerely,

/s/ GARY T. CRUM
Gary T. Crum
Director of Investments/AIM

/s/ EDGAR M. LARSEN
Edgar M. Larsen
Chief Investment Officer/AIM

================================================================================

                               ... WE REAFFIRM OUR

                                  COMMITMENT TO

                              EXCELLENCE ACROSS ALL

                                OF OUR INVESTMENT

                                  DISCIPLINES.

================================================================================

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FUND BALANCES CORE-GROWTH, EARNINGS-MOMENTUM HOLDINGS

HOW DID AIM CONSTELLATION FUND PERFORM?

The fund's focus on core-growth holdings helped protect it in an extremely difficult market environment. Excluding sales charges, total returns for Class A, Class B, Class C and Class R shares for the fiscal year ended October 31, 2002, were -12.83%, -13.45%, -13.40% and -12.63%, respectively. The fund fared better than the Lipper Multi-Cap Growth Fund Index, the Russell 1000 Growth Index and the S&P 500, which posted returns of -20.60%, -19.62% and -15.10%, respectively, over the same period.

WHAT WERE SOME OF THE MAJOR TRENDS IN THE STOCK MARKET?

Stocks remained in the grip of a protracted bear market for most of the fiscal year. Concerns about the accounting practices of a number of high-profile companies, mixed economic signals, anemic company earnings, the threat of additional terrorist attacks, and the possibility of war with Iraq weighed heavily on investors' minds for much of the reporting period. Except for scattered short-lived rallies, key stock market indexes, such as the Dow and the S&P 500, plummeted until reaching their lowest levels in about five years on October 9, 2002.

    Markets rebounded during the final weeks of the fiscal year, and the Dow's October performance was its best for a single month in more than 15 years. Several major companies reported better-than-expected earnings, and the prospect that the Federal Reserve Board would cut interest rates sent stocks higher. As the reporting period closed, however, it was uncertain whether the rally was sustainable.

    For the fiscal year, value stocks fared better than growth stocks, and mid- and small-cap stocks held up better than large-cap stocks, but all of these asset classes sustained losses.

HOW DID YOU MANAGE THE FUND?

In response to adverse market conditions, we continued to maintain a balance between more defensive, core-growth holdings and the stocks of earnings-momentum companies in the portfolio. Core-growth holdings represent the stocks of well-established companies, such as Pfizer, one of the world's leading drug companies and one of the portfolio's top holdings. These stocks tend to be more stable in difficult market environments. On the other hand, the stocks of economically sensitive companies may provide upside potential during market rallies. Among the fund's holdings, one example of an earnings-momentum stock is Applied Materials, a leading manufacturer of complex


PORTFOLIO COMPOSITION

as of 10/31/02

================================================================================

MARKET CAPITALIZATION OF STOCK HOLDINGS

based on equity assets

                                  [PIE CHART]

SMALL CAP                 3%

MID CAP                  33%

LARGE CAP                64%

                                                            Source: Lipper, Inc.

================================================================================


===========================================================================================
TOP 10 HOLDINGS based on total net assets       TOP 10 INDUSTRIES based on total net assets
-------------------------------------------------------------------------------------------
 1. Microsoft Corp.                     3.5%     1. Semiconductors                  8.4%

 2. Fiserv, Inc.                        2.4      2. Pharmaceuticals                 6.9

 3. Pfizer Inc.                         2.4      3. Diversified Financial Services  5.8

 4. Lockheed Martin Corp.               2.3      4. Semiconductor Equipment         5.0

 5. American International Group, Inc.  2.0      5. Aerospace & Defense             4.2

 6. Microchip Technology Inc.           1.9      6. Managed Health Care             3.7

 7. Intuit Inc.                         1.7      7. Specialty Stores                3.5

 8. Forest Laboratories, Inc.           1.7      8. System Software                 3.5

 9. Applied Materials, Inc.             1.7      9. Banks                           3.4

10. Analog Devices, Inc.                1.6     10. Health Care Equipment           3.3

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
===========================================================================================

================================================================================

                                 ...WE CONTINUED

                              TO MAINTAIN A BALANCE

                                  BETWEEN MORE

                                   DEFENSIVE,

                                   CORE-GROWTH

                             HOLDINGS AND THE STOCKS

                              OF EARNINGS-MOMENTUM

                                COMPANIES IN THE

                                   PORTFOLIO.

================================================================================
equipment used in semiconductor production.

    At the close of the fiscal year, the fund had significant holdings in more defensive sectors, such as health care and industrials, as well as more economically sensitive sectors, such as consumer discretionary and information technology. Over the reporting period, we increased the portfolio's exposure to such defensive sectors as health care and consumer staples. At the same time, the portfolio's exposure to the financial sector was reduced. Many financial-services companies were negatively affected by the downturn in the stock market.

CAN YOU DISCUSS A FEW OF THE FUND'S HOLDINGS?

Two stocks that performed well for the fund were Forest Laboratories and Intuit. Forest Laboratories, which develops and produces name-brand and generic drugs, reported record earnings for its most recent fiscal quarter. Its new antidepressant drug, Lexapro, is gaining popularity, and the company has several new drugs that are expected to hit the market over the next few years.

    Intuit, a leading provider of personal finance, small business accounting and consumer tax preparation software, has also experienced strong earnings growth. Demand for its software has grown as the company has developed specialty products for such industries as real estate and construction.

    A stock that detracted from performance was Analog Devices, a leading maker of analog and digital integrated circuits. The severe downturn in the information technology sector, particularly in semi-conductors, adversely affected this stock. We continued to hold this stock because we believe the company's fundamentals are sound.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE REPORTING PERIOD?

Economic and market conditions remained uncertain. Inflation and interest rates were low. Preliminary figures indicated that the nation's gross domestic product grew at an annualized rate of 4.0% in the third quarter of 2002 compared to 1.3% in the second quarter of the same year. Healthy consumer spending, which accounts for about two-thirds of economic activity, accounted for much of the third-quarter economic expansion. However, a weak job market threatened to put a damper on consumer spending as companies were reluctant to hire new employees amid concerns about the strength of the economy.

    In this environment, the stock market remained volatile and its direction unpredictable. While stock valuations were more attractive than they had been in recent years, investors continued to be cautious because of economic uncertainties, lackluster corporate earnings, and the prospect of a conflict with Iraq. Regardless, we believe the portfolio, with its combination of core-growth holdings and earnings-momentum stocks, is in a favorable position to take advantage of a variety of potential market conditions.

HISTORY SHOWS THAT BEAR MARKETS NEVER LAST ...

U.S. STOCK MARKET AS REPRESENTED BY S&P 500

                                  [LINE CHART]


9/30/52      24      3/31/61      65      9/30/69      93       3/31/78      89    9/30/86     231       3/31/95     500
12/31/52     26      6/30/61      64      12/31/69     92       6/30/78      95    12/31/86    242       6/30/95     544
3/31/53      25      9/29/61      66      3/31/70      89       9/29/78     102    3/31/87     291       9/29/95     584
6/30/53      24      12/29/61     71      6/30/70      72       12/29/78     96    6/30/87     304       12/29/95    615
9/30/53      23      3/30/62      69      9/30/70      84       3/30/79     101    9/30/87     321       3/29/96     645
12/31/53     24      6/29/62      54      12/31/70     92       6/29/79     102    12/31/87    247       6/28/96     670
3/31/54      26      9/28/62      56      3/31/71     100       9/28/79     109    3/31/88     258       9/30/96     687
6/30/54      29      12/31/62     63      6/30/71      99       12/31/79    107    6/30/88     273       12/31/96    740
9/30/54      32      3/29/63      66      9/30/71      98       3/31/80     102    9/30/88     271       3/31/97     757
12/31/54     35      6/28/63      69      12/31/71    102       6/30/80     114    12/30/88    277       6/30/97     885
3/31/55      36      9/30/63      71      3/31/72     107       9/30/80     125    3/31/89     294       9/30/97     947
6/30/55      41      12/31/63     75      6/30/72     107       12/31/80    135    6/30/89     317       12/31/97    970
9/30/55      43      3/31/64      78      9/29/72     110       3/31/81     136    9/29/89     349       3/31/98    1101
12/30/55     45      6/30/64      81      12/29/72    118       6/30/81     131    12/29/89    353       6/30/98    1133
3/30/56      48      9/30/64      84      3/30/73     111       9/30/81     116    3/30/90     339       9/30/98    1017
6/29/56      46      12/31/64     84      6/29/73     104       12/31/81    122    6/29/90     358       12/31/98   1229
9/28/56      45      3/31/65      86      9/28/73     108       3/31/82     111    9/28/90     306       3/31/99    1286
12/31/56     46      6/30/65      84      12/31/73     97       6/30/82     109    12/31/90    330       6/30/99    1372
3/29/57      44      9/30/65      89      3/29/74      93       9/30/82     120    3/29/91     375       9/30/99    1282
6/28/57      47      12/31/65     92      6/28/74      86       12/31/82    140    6/28/91     371       12/31/99   1469
9/30/57      42      3/31/66      89      9/30/74      63       3/31/83     152    9/30/91     387       3/31/00    1498
12/31/57     39      6/30/66      84      12/31/74     68       6/30/83     168    12/31/91    417       6/30/00    1454
3/31/58      42      9/30/66      76      3/31/75      83       9/30/83     166    3/31/92     403       9/29/00    1436
6/30/58      45      12/30/66     80      6/30/75      95       12/30/83    164    6/30/92     408       12/29/00   1320
9/30/58      50      3/31/67      90      9/30/75      83       3/30/84     159    9/30/92     417       3/30/01    1160
12/31/58     55      6/30/67      90      12/31/75     90       6/29/84     153    12/31/92    435       6/29/01    1224
3/31/59      55      9/29/67      96      3/31/76     102       9/28/84     166    3/31/93     451       9/28/01    1040
6/30/59      58      12/29/67     96      6/30/76     104       12/31/84    167    6/30/93     450       12/31/01   1148
9/30/59      56      3/29/68      90      9/30/76     105       3/29/85     180    9/30/93     458       3/29/02    1147
12/31/59     59      6/28/68      99      12/31/76    107       6/28/85     191    12/31/93    466       6/28/02     989
3/31/60      55      9/30/68     102      3/31/77      98       9/30/85     182    3/31/94     445       9/30/02     815
6/30/60      56      12/31/68    103      6/30/77     100       12/31/85    211    6/30/94     444
9/30/60      53      3/31/69     101      9/30/77      96       3/31/86     238    9/30/94     462
12/30/60     58      6/30/69      97      12/30/77     95       6/30/86     250    12/30/94    459

                                                                                                    Source: Bloomberg LP

========================================================================================================================

The last 2 1/2 years have been challenging for equity mutual fund investors. The S&P 500, considered representative of U.S. stock market performance, has declined significantly since hitting an all-time high in early 2000.

    The colored bars on the chart represent bear markets, typically defined as a 20% decline in the stock market. As the chart shows, the 2000-2002 bear market has been more severe and more prolonged than any other in the last 50 years. But it shows that market declines have always ended--and that the stock market has risen over time. While past performance cannot guarantee comparable future results, and while no one can say precisely when the current decline will end, history shows that bear markets never last.

    That is why AIM urges all investors to maintain a long-term investment discipline.

================================================================================

                            PORTFOLIO MANAGEMENT TEAM

                                 AS OF 10/31/02

                       KENNETH A. ZSCHAPPEL, LEAD MANAGER

                                ROBERT M. KIPPES

                      ASSISTED BY THE MULTI-CAP GROWTH TEAM

                          See important fund and index

                         disclosures inside front cover.

                                    [GRAPHIC]

                           For More Information Visit

                               AIMinvestments.com

================================================================================

                                FUND PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
4/30/76-10/31/02

                                [MOUNTAIN CHART]

DATE            AIM CONSTELLATION FUND     S&P 500      NASDAQ
                CLASS A SHARES             INDEX
4/30/76           9450                      10000        10000
10/31/76          9111                      10327        10030
10/77             8573                       9704        10825
10/78            10338                      10320        12332
10/79            15631                      11914        15045
10/80            31383                      15739        21398
10/81            30655                      15827        21674
10/82            29017                      18409        23598
10/83            40590                      23552        30471
10/84            35906                      25049        27418
10/85            39690                      29892        32470
10/86            58182                      39813        40041
10/87            56766                      42366        35883
10/88            70001                      48625        42455
10/89            94855                      61438        50568
10/90            79503                      56849        36605
10/91           141394                      75841        60266
10/92           162358                      83384        67173
10/93           208766                      95829        86495
10/94           224316                      99527        86295
10/95           299333                     125797       115013
10/96           333002                     156060       135586
10/97           395670                     206118       176888
10/98           386648                     251471       196605
10/99           521308                     315968       329287
10/00           711888                     335190       374056
10/01           405058                     251812       187653
10/02           353021                     213796       147657

                                                            Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.

================================================================================

FUND RETURNS

as of 10/31/02

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

Including sales charges

CLASS A SHARES
 Inception (4/30/76)                   14.39%
 10 Years                               7.47
  5 Years                              -3.36
  1 Year                              -17.63

CLASS B SHARES
 Inception (11/3/97)                   -3.83%
  1 Year                              -17.77

CLASS C SHARES
 Inception ((8/4/97)                   -3.58%
  5 Years                              -3.01
  1 Year                              -14.27

CLASS R SHARES*
10 Years                               7.91%
5 Years                               -2.37
1 Year                               -12.63

*Class R shares were first offered on June 3, 2002. Returns prior to that date are hypothetical results based on Class A share returns (inception date 4/30/76) at net asset value, adjusted to reflect additional Class R 12b-1 fees. Class R share returns do not include at 0.75% contingent deferred sales charge
(CDSC) that may be imposed on a total redemption of retirement plan assets within the first year.

    In addition to returns as of the close of the fiscal year, industry regulations require us to provide average annual total returns (including sales charges) as of 9/30/02, the most recent calendar quarter end, which were: Class A shares, inception (4/30/76), 14.07%; 10 years, 7.20%; five years, -6.24%; one year, -20.05%. Class B shares, inception (11/3/97), -5.54%; one year, -20.20%.
Class C shares, inception (8/4/97), -5.21%; five years, -5.91; one year, -16.84%. Class R shares, 10 years, 7.64%; five years, -5.29%; one year, -15.23.

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

================================================================================

                                    [CHART]

================================================================================

The chart compares AIM Constellation Fund, Class A shares, to benchmark indexes. It is intended to give you a general idea of how your fund performed compared to the stock market over the period 4/30/76-10/31/02. It is important to understand the difference between your fund and an index. An index measures the performance of a hypothetical portfolio, in this case the S&P 500 and the Nasdaq. Market indexes such as the S&P 500 and the Nasdaq are not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.

    Your fund's total return includes sales charges, expenses and management fees. Performance of the fund's Class A, B, C and R shares will differ due to different sales charge structure and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover.

    Performance shown in the chart and table do not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance for the index does not reflect the effects of taxes.

    This growth chart uses a logarithmic scale, which means the price scale (vertical axis) is structured so that a given distance always represents the same percent change in price, rather than the same absolute change in price. For example, the distance from one to 10 is the same as the distance from 10 to 100 on a logarithmic chart, but the latter distance is 10 times greater on a linear chart. A logarithmic scale better illustrates performance in the fund's early years before reinvested distributions and compounding cause the original investment to grow to very large numbers.

VISIT OUR AWARD-WINNING WEB SITE

A WEALTH OF INFORMATION IS AVAILABLE AT AIMINVESTMENTS.COM, OUR AWARD-WINNING WEB SITE. THESE ARE JUST A FEW OF OUR REGULAR FEATURES.


ACCESS TO YOUR AIM ACCOUNT where you can check your account balance, view transaction history and perform certain account maintenance functions, including but not limited to:

    o   changing your address

    o   changing your dividend reinvestment options

    o   setting up or modifying a systematic withdrawal program

    o arranging for eDelivery of fund reports and prospectuses, so they come to you electronically, not on paper

AN EDUCATION AND PLANNING CENTER where you can:

    o   calculate how much you'll need for a comfortable retirement

    o find out how much it may cost to send your children to a certain college or university

    o learn the specifics of AIM's three investment styles: growth, value and growth at a reasonable price (GARP).

    o   look up the meaning of investment terms in our Glossary

A LITERATURE AND FORMS CENTER where you can:

    o   order, free of charge, AIM literature on various investing topics

    o download forms you need to perform various account functions that require paper transactions

A PRODUCTS & PERFORMANCE CENTER where you can find:

    o   daily prices of all AIM funds

    o long-term fund performance as of the most recent calendar quarter-end o biographies of the portfolio managers in charge of the fund(s) you own


AND THERE IS MUCH, MUCH MORE!

DO VISIT AIMinvestments.com

                                                                       [GRAPHIC]

FINANCIALS

Schedule of Investments

October 31, 2002


                                                                  MARKET
                                                 SHARES           VALUE
----------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-97.29%

Advertising-1.32%

Lamar Advertising Co.(a)                         3,000,000    $  101,820,000
============================================================================

Aerospace & Defense-4.22%

L-3 Communications Holdings, Inc.(a)             1,820,000        85,540,000
----------------------------------------------------------------------------
Lockheed Martin Corp.                            3,000,000       173,700,000
----------------------------------------------------------------------------
Northrop Grumman Corp.                             643,500        66,364,155
============================================================================
                                                                 325,604,155
============================================================================

Airlines-0.57%

Southwest Airlines Co.                           3,000,000        43,800,000
============================================================================

Apparel Retail-1.78%

Gap, Inc. (The)                                    658,700         7,752,899
----------------------------------------------------------------------------
Limited Brands                                   3,000,000        47,010,000
----------------------------------------------------------------------------
Ross Stores, Inc.                                  500,000        20,925,000
----------------------------------------------------------------------------
TJX Cos., Inc. (The)                             3,000,000        61,560,000
============================================================================
                                                                 137,247,899
============================================================================

Application Software-2.89%

Electronic Arts Inc.(a)                          1,100,000        71,632,000
----------------------------------------------------------------------------
Intuit Inc.(a)                                   2,500,000       129,800,000
----------------------------------------------------------------------------
Mercury Interactive Corp.(a)                       803,700        21,193,569
============================================================================
                                                                 222,625,569
============================================================================

Banks-3.44%

Bank of America Corp.                            1,250,000        87,250,000
----------------------------------------------------------------------------
Fifth Third Bancorp                              1,280,000        81,280,000
----------------------------------------------------------------------------
Washington Mutual, Inc.                          2,000,000        71,520,000
----------------------------------------------------------------------------
Wells Fargo & Co.                                  500,000        25,235,000
============================================================================
                                                                 265,285,000
============================================================================

Biotechnology-2.93%

Amgen Inc.(a)                                    2,352,600       109,537,056
----------------------------------------------------------------------------
Cephalon, Inc.(a)                                  871,700        43,794,208
----------------------------------------------------------------------------
IDEC Pharmaceuticals Corp.(a)                    1,585,900        72,983,118
============================================================================
                                                                 226,314,382
============================================================================

Broadcasting & Cable TV-1.19%

Clear Channel Communications, Inc.(a)            1,000,000        37,050,000
----------------------------------------------------------------------------
Hispanic Broadcasting Corp.(a)                     750,000        16,125,000
----------------------------------------------------------------------------
Univision Communications Inc.-Class A(a)         1,500,000        38,865,000
============================================================================
                                                                  92,040,000
============================================================================

Casinos & Gambling-0.58%

MGM Mirage Inc.(a)                               1,436,100        44,662,710
============================================================================

                                                                  MARKET
                                                 SHARES           VALUE
----------------------------------------------------------------------------

Computer & Electronics Retail-1.33%

CDW Computer Centers, Inc.(a)                    1,929,000    $  102,275,580
============================================================================

Computer Hardware-1.48%

Dell Computer Corp.(a)                           4,000,000       114,440,000
============================================================================

Construction, Farm Machinery & Heavy
  Trucks-0.75%

Deere & Co.                                      1,250,000        57,987,500
============================================================================

Consumer Finance-0.72%

MBNA Corp.                                       2,714,500        55,131,495
============================================================================

Data Processing Services-3.27%

Concord EFS, Inc.(a)                             1,500,000        21,420,000
----------------------------------------------------------------------------
Fiserv, Inc.(a)                                  6,000,000       187,440,000
----------------------------------------------------------------------------
Paychex, Inc.                                    1,500,000        43,230,000
============================================================================
                                                                 252,090,000
============================================================================

Department Stores-0.57%

Kohl's Corp.(a)                                    756,500        44,217,425
============================================================================

Diversified Chemicals-0.36%

Eastman Chemical Co.                               764,900        27,796,466
============================================================================

Diversified Financial Services-5.84%

Citigroup Inc.                                   1,200,000        44,340,000
----------------------------------------------------------------------------
Fannie Mae                                         500,000        33,430,000
----------------------------------------------------------------------------
Freddie Mac                                        750,000        46,185,000
----------------------------------------------------------------------------
Goldman Sachs Group, Inc.                          750,000        53,700,000
----------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                        1,505,400        57,129,930
----------------------------------------------------------------------------
Moody's Corp.                                    1,856,000        87,417,600
----------------------------------------------------------------------------
Morgan Stanley                                   1,443,300        56,173,236
----------------------------------------------------------------------------
SLM Corp.                                          701,000        72,020,740
============================================================================
                                                                 450,396,506
============================================================================

Drug Retail-0.88%

Walgreen Co.                                     2,000,000        67,500,000
============================================================================

Electronic Equipment & Instruments-0.91%

Molex Inc.                                       1,500,000        39,615,000
----------------------------------------------------------------------------
Vishay Intertechnology, Inc.(a)                  3,000,000        30,900,000
============================================================================
                                                                  70,515,000
============================================================================

Employment Services-0.29%

Robert Half International Inc.(a)                1,353,700        22,606,790
============================================================================

Food Distributors-0.51%

Sysco Corp.                                      1,250,000        39,600,000
============================================================================


                                                                  MARKET
                                                 SHARES           VALUE
----------------------------------------------------------------------------

General Merchandise Stores-2.09%

Family Dollar Stores, Inc.                       1,750,000    $   53,882,500
----------------------------------------------------------------------------
Wal-Mart Stores, Inc.                            2,000,000       107,100,000
============================================================================
                                                                 160,982,500
============================================================================

Health Care Distributors & Services-1.54%

AdvancePCS(a)                                      908,200        22,795,820
----------------------------------------------------------------------------
Cardinal Health, Inc.                            1,385,200        95,869,692
============================================================================
                                                                 118,665,512
============================================================================

Health Care Equipment-3.27%

Biomet, Inc.                                     3,770,675       111,084,085
----------------------------------------------------------------------------
Medtronic, Inc.                                  2,500,000       112,000,000
----------------------------------------------------------------------------
St. Jude Medical, Inc.(a)                          819,000        29,164,590
============================================================================
                                                                 252,248,675
============================================================================

Health Care Facilities-2.15%

HCA Inc.                                         1,353,200        58,850,668
----------------------------------------------------------------------------
Health Management Associates, Inc.-Class A       3,115,700        59,572,184
----------------------------------------------------------------------------
Tenet Healthcare Corp.(a)                        1,636,500        47,049,375
============================================================================
                                                                 165,472,227
============================================================================

Home Improvement Retail-1.22%

Lowe's Cos., Inc.                                2,250,000        93,892,500
============================================================================

Homebuilding-1.88%

Centex Corp.                                       600,000        27,288,000
----------------------------------------------------------------------------
D.R. Horton, Inc.                                1,200,000        23,124,000
----------------------------------------------------------------------------
Lennar Corp.                                       600,000        33,102,000
----------------------------------------------------------------------------
NVR, Inc.(a)                                       100,000        33,900,000
----------------------------------------------------------------------------
Pulte Homes, Inc.                                  600,000        27,552,000
============================================================================
                                                                 144,966,000
============================================================================

Household Products-1.26%

Procter & Gamble Co. (The)                       1,100,000        97,295,000
============================================================================

Housewares & Specialties-0.76%

Newell Rubbermaid Inc.                           1,800,000        58,356,000
============================================================================

Industrial Conglomerates-0.66%

3M Co.                                             400,000        50,776,000
============================================================================

Industrial Machinery-0.75%

Danaher Corp.                                      500,000        28,925,000
----------------------------------------------------------------------------
Ingersoll-Rand Co.-Class A (Bermuda)               750,000        29,250,000
============================================================================
                                                                  58,175,000
============================================================================

Integrated Oil & Gas-0.40%

Exxon Mobil Corp.                                  920,500        30,984,030
============================================================================

Internet Retail-0.41%

eBay Inc.(a)                                       500,000        31,630,000
============================================================================

                                                                  MARKET
                                                 SHARES           VALUE
----------------------------------------------------------------------------

IT Consulting & Services-0.92%

Affiliated Computer Services, Inc.-Class A(a)      439,000    $   20,215,950
----------------------------------------------------------------------------
SunGard Data Systems Inc.(a)                     2,298,500        50,957,745
============================================================================
                                                                  71,173,695
============================================================================

Life & Health Insurance-0.38%

AFLAC Inc.                                         950,000        28,918,000
============================================================================

Managed Health Care-3.69%

Caremark Rx, Inc.(a)                             5,000,000        88,500,000
----------------------------------------------------------------------------
UnitedHealth Group Inc.                            850,000        77,307,500
----------------------------------------------------------------------------
WellPoint Health Networks Inc.(a)                1,583,600       119,102,556
============================================================================
                                                                 284,910,056
============================================================================

Motorcycle Manufacturers-1.19%

Harley-Davidson, Inc.                            1,750,000        91,525,000
============================================================================

Multi-Line Insurance-1.98%

American International Group, Inc.               2,440,800       152,672,040
============================================================================

Networking Equipment-1.16%

Cisco Systems, Inc.(a)                           8,000,000        89,440,000
============================================================================

Oil & Gas Drilling-1.23%

Nabors Industries, Ltd. (Bermuda)(a)             1,000,000        34,970,000
----------------------------------------------------------------------------
Noble Corp. (Cayman Islands)(a)                  1,000,000        32,320,000
----------------------------------------------------------------------------
Transocean Inc.                                  1,250,000        27,475,000
============================================================================
                                                                  94,765,000
============================================================================

Oil & Gas Equipment & Services-0.75%

Smith International, Inc.(a)                       900,000        28,134,000
----------------------------------------------------------------------------
Weatherford International Ltd. (Bermuda)(a)        750,000        30,030,000
============================================================================
                                                                  58,164,000
============================================================================

Oil & Gas Exploration & Production-0.35%

Apache Corp.                                       500,000        27,030,000
============================================================================

Packaged Foods & Meats-0.18%

Unilever PLC (United Kingdom)(a)                 1,405,150        13,887,950
============================================================================

Personal Products-0.48%

Gillette Co. (The)                               1,250,000        37,350,000
============================================================================

Pharmaceuticals-6.91%

Forest Laboratories, Inc.(a)(b)                  1,309,300       128,298,307
----------------------------------------------------------------------------
Johnson & Johnson                                  714,300        41,965,125
----------------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A(a)(c)       2,000,000        91,800,000
----------------------------------------------------------------------------
Pfizer Inc.                                      5,789,800       183,941,946
----------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                       1,122,400        86,907,432
============================================================================
                                                                 532,912,810
============================================================================


                                                                  MARKET
                                                 SHARES           VALUE
----------------------------------------------------------------------------

Property & Casualty Insurance-0.24%

XL Capital Ltd.-Class A (Bermuda)                  238,000    $   18,123,700
============================================================================

Publishing-0.49%

Gannett Co., Inc.                                  500,000        37,965,000
============================================================================

Restaurants-2.75%

Brinker International, Inc.(a)                   2,710,600        76,953,934
----------------------------------------------------------------------------
Darden Restaurants, Inc.                         1,625,800        30,857,684
----------------------------------------------------------------------------
Outback Steakhouse, Inc.                         1,707,400        58,136,970
----------------------------------------------------------------------------
Wendy's International, Inc.                        750,000        23,760,000
----------------------------------------------------------------------------
Yum! Brands, Inc.(a)                             1,000,000        22,530,000
============================================================================
                                                                 212,238,588
============================================================================

Semiconductor Equipment-4.97%

Applied Materials, Inc.(a)                       8,500,000       127,755,000
----------------------------------------------------------------------------
KLA-Tencor Corp.(a)                              1,739,400        61,974,822
----------------------------------------------------------------------------
Lam Research Corp.(a)                            4,000,000        50,360,000
----------------------------------------------------------------------------
Novellus Systems, Inc.(a)                        3,000,000        94,800,000
----------------------------------------------------------------------------
Teradyne, Inc.(a)                                4,000,000        48,440,000
============================================================================
                                                                 383,329,822
============================================================================

Semiconductors-8.40%

Altera Corp.(a)                                  5,000,000        58,600,000
----------------------------------------------------------------------------
Analog Devices, Inc.(a)                          4,658,000       124,834,400
----------------------------------------------------------------------------
Integrated Device Technology, Inc.(a)            2,694,900        26,617,527
----------------------------------------------------------------------------
Intel Corp.                                      4,000,000        69,200,000
----------------------------------------------------------------------------
Linear Technology Corp.                          3,000,000        82,920,000
----------------------------------------------------------------------------
Maxim Integrated Products, Inc.                  2,000,000        63,680,000
----------------------------------------------------------------------------
Microchip Technology Inc.                        6,000,052       146,401,269
----------------------------------------------------------------------------
Micron Technology, Inc.(a)                       3,000,000        48,000,000
----------------------------------------------------------------------------
Texas Instruments Inc.                           1,745,500        27,683,630
============================================================================
                                                                 647,936,826
============================================================================

                                                                  MARKET
                                                 SHARES           VALUE
----------------------------------------------------------------------------

Soft Drinks-1.08%

Coca-Cola Co. (The)                              1,800,000    $   83,664,000
============================================================================

Specialty Stores-3.53%

AutoZone, Inc.(a)                                  707,500        60,682,275
----------------------------------------------------------------------------
Bed Bath & Beyond Inc.(a)                        2,600,000        92,196,000
----------------------------------------------------------------------------
CarMax, Inc.(a)                                  1,000,000        16,390,000
----------------------------------------------------------------------------
Office Depot, Inc.(a)                            2,000,000        28,780,000
----------------------------------------------------------------------------
Staples, Inc.(a)                                 4,786,900        74,196,950
============================================================================
                                                                 272,245,225
============================================================================

Systems Software-3.47%

Microsoft Corp.(a)                               5,000,000       267,350,000
============================================================================

Tobacco-0.48%

Philip Morris Cos. Inc.                            900,000        36,675,000
============================================================================

Wireless Telecommunication Services-0.44%

Nextel Communications, Inc.-Class A(a)           3,000,000        33,840,000
============================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $7,420,902,017)                          7,503,516,633
============================================================================

MONEY MARKET FUNDS-3.21%

STIC Liquid Assets Portfolio(d)                123,937,638       123,937,638
----------------------------------------------------------------------------
STIC Prime Portfolio(d)                        123,937,638       123,937,638
============================================================================
    Total Money Market Funds (Cost
      $247,875,276)                                              247,875,276
============================================================================
TOTAL INVESTMENTS-100.50% (Cost
  $7,668,777,293)                                              7,751,391,909
============================================================================
OTHER ASSETS LESS LIABILITIES-(0.50%)                            (38,679,071)
============================================================================
NET ASSETS-100.00%                                            $7,712,712,838
____________________________________________________________________________
============================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 7.
(c) The investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The market value as of 10/31/02 represented 1.19% of the Fund's net assets. The following is a summary of the transactions with affiliates for the year ended October 31, 2002.

                                   MARKET                                      CHANGE IN        MARKET
                                   VALUE        PURCHASES        SALES        UNREALIZED        VALUE       DIVIDEND     REALIZED
                                 10/31/2001      AT COST        AT COST      APPR./(DEPR.)    10/31/2002     INCOME    GAIN/(LOSS)
---------------------------------------------------------------------------------------------------------------------  ------------
Lamar Advertising Co..........  $141,300,000   $       --    $ (71,607,551)  $(69,692,449)   $        --   $       --  $(15,840,701)
Medicis Pharmaceutical
  Corp.-Class A..-............  115,380,000            --               --    (23,580,000)    91,800,000   $       --            --
-----------------------------------------------------------------------------------------------------------------------------------
                                $256,680,000                                                 $91,800,000   $       --  $(15,840,701)
-----------------------------------------------------------------------------------------------------------------------------------

(d) The money market fund and the Fund are affiliated by having the same investment advisor.
See Notes to Financial Statements.

Statement of Assets and Liabilities
October 31, 2002

ASSETS:

Investments, at market value (cost $7,668,777,293)*    $7,751,391,909
---------------------------------------------------------------------
Receivables for:
  Investments sold                                         74,463,938
---------------------------------------------------------------------
  Fund shares sold                                          4,847,030
---------------------------------------------------------------------
  Dividends                                                 2,968,987
---------------------------------------------------------------------
Investment for deferred compensation plan                     240,854
---------------------------------------------------------------------
Collateral for securities loaned                          165,293,972
---------------------------------------------------------------------
Other assets                                                   96,627
=====================================================================
     Total assets                                       7,999,303,317
_____________________________________________________________________
=====================================================================


LIABILITIES:

Payables for:
  Investments purchased                                    92,727,322
---------------------------------------------------------------------
  Fund shares reacquired                                   17,298,062
---------------------------------------------------------------------
  Options written (premiums received $398,595)                275,303
---------------------------------------------------------------------
  Deferred compensation plan                                  240,854
---------------------------------------------------------------------
  Collateral upon return of securities loaned             165,293,972
---------------------------------------------------------------------
Accrued distribution fees                                   4,085,668
---------------------------------------------------------------------
Accrued trustees' fees                                          4,118
---------------------------------------------------------------------
Accrued transfer agent fees                                 5,381,201
---------------------------------------------------------------------
Accrued operating expenses                                  1,283,979
=====================================================================
     Total liabilities                                    286,590,479
=====================================================================
Net assets applicable to shares outstanding            $7,712,712,838
_____________________________________________________________________
=====================================================================


NET ASSETS:

Class A                                                $6,780,054,557
_____________________________________________________________________
=====================================================================
Class B                                                $  625,293,580
_____________________________________________________________________
=====================================================================
Class C                                                $  184,393,109
_____________________________________________________________________
=====================================================================
Class R                                                $      225,741
_____________________________________________________________________
=====================================================================
Institutional Class                                    $  122,745,851
_____________________________________________________________________
=====================================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Class A                                                   394,113,108
_____________________________________________________________________
=====================================================================
Class B                                                    38,221,650
_____________________________________________________________________
=====================================================================
Class C                                                    11,274,294
_____________________________________________________________________
=====================================================================
Class R                                                        13,078
_____________________________________________________________________
=====================================================================
Institutional Class                                         6,669,472
_____________________________________________________________________
=====================================================================
Class A:
  Net asset value per share                            $        17.20
---------------------------------------------------------------------
  Offering price per share:
     (Net asset value of $17.20 divided by 94.50%)     $        18.20
_____________________________________________________________________
=====================================================================
Class B:
  Net asset value and offering price per share         $        16.36
_____________________________________________________________________
=====================================================================
Class C:
  Net asset value and offering price per share         $        16.36
_____________________________________________________________________
=====================================================================
Class R:
  Net asset value and offering price per share         $        17.26
_____________________________________________________________________
=====================================================================
Institutional Class:
  Net asset value and offering price per share         $        18.40
_____________________________________________________________________
=====================================================================



* At October 31, 2002, securities with an aggregate market value of $158,495,812 were on loan to brokers.
Statement of Operations
For the year ended October 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $141,553)                                           $    46,976,801
---------------------------------------------------------------------
Dividends from affiliated money market funds                5,128,250
---------------------------------------------------------------------
Interest                                                        1,921
---------------------------------------------------------------------
Security lending income                                       375,840
=====================================================================
    Total investment income                                52,482,812
=====================================================================

EXPENSES:

Advisory fees                                              63,117,935
---------------------------------------------------------------------
Administrative services fees                                  629,514
---------------------------------------------------------------------
Custodian fees                                                517,119
---------------------------------------------------------------------
Distribution fees -- Class A                               26,651,431
---------------------------------------------------------------------
Distribution fees -- Class B                                7,863,981
---------------------------------------------------------------------
Distribution fees -- Class C                                2,406,943
---------------------------------------------------------------------
Distribution fees -- Class R                                      104
---------------------------------------------------------------------
Transfer agent fees                                        30,950,844
---------------------------------------------------------------------
Transfer agent fees -- Institutional Class                    161,290
---------------------------------------------------------------------
Trustees' fees                                                 59,978
---------------------------------------------------------------------
Other                                                       2,613,142
=====================================================================
    Total expenses                                        134,972,281
=====================================================================
Less: Fees waived                                          (1,334,866)
---------------------------------------------------------------------
   Expenses paid indirectly                                  (150,045)
=====================================================================
   Net expenses                                           133,487,370
=====================================================================
Net investment income (loss)                              (81,004,558)
=====================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES AND
  OPTION CONTRACTS:

Net realized gain (loss) from investment
  securities                                           (1,231,119,667)
---------------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                                   143,330,722
---------------------------------------------------------------------
  Foreign currencies                                          (17,825)
---------------------------------------------------------------------
  Option contracts written                                    123,292
=====================================================================
                                                          143,436,189
=====================================================================
Net gain (loss) from investment securities,
  foreign currencies and option contracts              (1,087,683,478)
=====================================================================
Net increase (decrease) in net assets resulting
  from operations                                     $(1,168,688,036)
_____________________________________________________________________
=====================================================================

See Notes to Financial Statements.

Statement of Changes in Net Assets

For the years ended October 31, 2002 and 2001

                                                                   2002               2001
------------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (81,004,558)   $   (76,893,890)
------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities          (1,231,119,667)    (1,225,239,040)
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and option
    contracts                                                     143,436,189     (7,717,578,312)
================================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                (1,168,688,036)    (9,019,711,242)
================================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                                  --     (3,284,079,983)
------------------------------------------------------------------------------------------------
  Class B                                                                  --       (239,710,222)
------------------------------------------------------------------------------------------------
  Class C                                                                  --        (79,328,549)
------------------------------------------------------------------------------------------------
  Institutional Class                                                      --        (47,688,484)
------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                      (1,905,685,542)     1,798,697,583
------------------------------------------------------------------------------------------------
  Class B                                                         (89,586,163)       360,350,428
------------------------------------------------------------------------------------------------
  Class C                                                         (44,303,197)       104,195,656
------------------------------------------------------------------------------------------------
  Class R                                                             204,500                 --
------------------------------------------------------------------------------------------------
  Institutional Class                                             (10,243,640)        31,147,864
================================================================================================
    Net increase (decrease) in net assets                      (3,218,302,078)   (10,376,126,949)
================================================================================================

NET ASSETS:

  Beginning of year                                            10,931,014,916     21,307,141,865
================================================================================================
  End of year                                                 $ 7,712,712,838    $10,931,014,916
________________________________________________________________________________________________
================================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $10,096,779,185    $12,227,372,518
------------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (770,211)          (744,944)
------------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                 (2,466,016,219)    (1,234,896,552)
------------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies and option contracts            82,720,083        (60,716,106)
================================================================================================
                                                              $ 7,712,712,838    $10,931,014,916
________________________________________________________________________________________________
================================================================================================

Notes to Financial Statements

October 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Constellation Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Class R shares and the Institutional Class shares are sold at net asset value. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

H. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2002, AIM waived fees of $1,334,866. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2002, AIM was paid $629,514 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2002, AFS retained $13,879,506 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and the Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares, Class C shares and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the master distribution agreements, for the year ended October 31, 2002, the Class A, Class B, Class C and Class R shares paid $26,651,431, $7,863,981, $2,406,943 and $104, respectively.

  AIM Distributors retained commissions of $1,272,976 from sales of the Class A shares of the Fund during the year ended October 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2002, AIM Distributors retained $146,648, $851, $36,358 and $0 in contingent deferred sales charges imposed on redemptions of Class A, Class B, Class C and Class R shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the year ended October 31, 2002, the Fund paid legal fees of $31,003 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended October 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $147,794 and reductions in custodian fees of $2,251 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $150,045.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At October 31, 2002, securities with an aggregate value of $158,495,812 were on loan to brokers. The loans were secured by cash collateral of $165,293,972 received by the Fund and invested in affiliated money market funds as follows:
$140,355,489 in STIC Liquid Assets Portfolio and $24,938,483 in STIC Prime Portfolio. For the year ended October 31, 2002, the Fund received fees of $375,840 for securities lending.

NOTE 7--CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 2002 are summarized as follows:

                                     CALL OPTION CONTRACTS
                                     ---------------------
                                     NUMBER OF    PREMIUMS
                                     CONTRACTS    RECEIVED
----------------------------------------------------------
Beginning of year                         --      $     --
----------------------------------------------------------
Written                                1,551       398,595
==========================================================
End of year                            1,551      $398,595
__________________________________________________________
==========================================================


  Open call options written at October 31, 2002 were as follows:

                                                                  OCTOBER 31,
                       CONTRACT   STRIKE   NUMBER OF   PREMIUMS       2002        UNREALIZED
ISSUE                   MONTH     PRICE    CONTRACTS   RECEIVED   MARKET VALUE   APPRECIATION
---------------------------------------------------------------------------------------------
Forest Laboratories,
  Inc.                  Nov-02     $100      1,551     $398,595     $275,303       $123,292
_____________________________________________________________________________________________
=============================================================================================

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

The tax character of distributions paid during the years ended October 31, 2002 and 2001 were as follows:

                                        2002          2001
                                       ------------------------
Distributions paid from long-term
  capital gain                         $   --    $3,650,807,238
_______________________________________________________________
===============================================================


Tax Components of Beneficial Interest:

As of October 31, 2002, the components of beneficial interest on a tax basis were as follows:


Unrealized appreciation -- investments         $    64,763,381
--------------------------------------------------------------
Temporary book/tax differences                        (770,211)
--------------------------------------------------------------
Capital loss carryforward                       (2,448,059,517)
--------------------------------------------------------------
Shares of beneficial interest                   10,096,779,185
==============================================================
                                               $ 7,712,712,838
______________________________________________________________
==============================================================


  The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable to the tax deferral of losses on wash sales. Amount includes appreciation on foreign currencies and option contacts written of $105,467.

  The temporary book/tax differences are the result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                                                CAPITAL LOSS
EXPIRATION                                      CARRYFORWARD
-------------------------------------------------------------
October 31, 2009                               $1,224,074,030
-------------------------------------------------------------
October 31, 2010                                1,223,985,487
=============================================================
                                               $2,448,059,517
_____________________________________________________________
=============================================================

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2002 was $5,527,191,684 and $7,640,311,238, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2002 is as follows:


Aggregate unrealized appreciation of
  investment securities                        $ 1,338,956,260
--------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (1,274,298,346)
==============================================================
Net unrealized appreciation of investment
  securities                                   $    64,657,914
______________________________________________________________
==============================================================
Cost of investments for tax purposes is
$7,686,733,995.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of a net operating loss reclassification, on October 31, 2002, undistributed net investment income was increased by $80,979,291 and shares of beneficial interest decreased by $80,979,291. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2002 and 2001 were as follows:

                                                                           2002                               2001
                                                              -------------------------------    -------------------------------
                                                                 SHARES           AMOUNT            SHARES           AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       49,193,225*   $   974,921,543*     69,882,787    $ 1,870,548,957
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                        5,811,283        111,506,491      12,298,051        324,078,409
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                        2,391,741         46,150,281       4,478,320        117,760,474
--------------------------------------------------------------------------------------------------------------------------------
  Class R**                                                         13,083            204,591              --                 --
--------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            6,254,346        139,801,926       1,273,391         37,026,988
================================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                               --                 --     107,528,397      3,125,797,826
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                               --                 --       8,229,796        230,503,608
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                               --                 --       2,703,433         75,693,277
--------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                   --                 --       1,529,945         47,137,606
================================================================================================================================
Reacquired:
  Class A                                                     (147,108,087)    (2,880,607,085)   (128,320,077)    (3,197,649,200)
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (10,919,779)*     (201,092,654)*    (8,314,571)      (194,231,589)
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                       (4,824,172)       (90,453,478)     (3,756,367)       (89,258,095)
--------------------------------------------------------------------------------------------------------------------------------
  Class R**                                                             (5)               (91)             --                 --
--------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                           (6,757,582)      (150,045,566)     (1,955,216)       (53,016,730)
================================================================================================================================
                                                              (105,945,947)   $(2,049,614,042)     65,577,889    $ 2,294,391,531
________________________________________________________________________________________________________________________________
================================================================================================================================

* Includes automatic conversion of 234,440 shares of Class B shares in the amount of $4,426,684 to 223,534 shares of Class A shares in the amount of $4,426,684.

** Class R shares commenced sales on June 3, 2002.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                           CLASS A
                                                            ---------------------------------------------------------------------

                                                                                   YEAR ENDED OCTOBER 31,
                                                            ---------------------------------------------------------------------
                                                               2002          2001          2000           1999           1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $    19.72    $    43.50    $     34.65    $     26.37    $     29.23
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.15)(a)     (0.12)         (0.26)         (0.17)         (0.14)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (2.37)       (16.24)         12.39           9.18          (0.62)
=================================================================================================================================
    Total from investment operations                             (2.52)       (16.36)         12.13           9.01          (0.76)
=================================================================================================================================
Less distributions from net realized gains                          --         (7.42)         (3.28)         (0.73)         (2.10)
=================================================================================================================================
Net asset value, end of period                              $    17.20    $    19.72    $     43.50    $     34.65    $     26.37
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                 (12.78)%      (43.10)%        36.56%         34.81%         (2.30)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $6,780,055    $9,703,277    $19,268,977    $14,292,905    $12,391,844
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.26%(c)      1.14%          1.08%          1.10%          1.10%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             1.27%(c)      1.17%          1.11%          1.12%          1.12%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                         (0.74)%(c)    (0.46)%        (0.61)%        (0.50)%        (0.47)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                             57%           75%            88%            62%            76%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and does not include sales charges.
(c)  Ratios are based on average daily net assets of $8,883,810,424.


                                                                                             CLASS B
                                                                -----------------------------------------------------------------
                                                                                                                 NOVEMBER 3, 1997
                                                                                                                 (DATE SALES
                                                                            YEAR ENDED OCTOBER 31,               COMMENCED) TO
                                                                ----------------------------------------------   OCTOBER 31,
                                                                  2002        2001         2000         1999         1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $  18.89    $  42.28    $    34.00    $  26.11       $  30.04
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.27)(a)   (0.28)        (0.58)(a)   (0.42)         (0.37)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (2.26)     (15.69)        12.14        9.04          (1.46)
=================================================================================================================================
    Total from investment operations                               (2.53)     (15.97)        11.56        8.62          (1.83)
=================================================================================================================================
Less distributions from net realized gains                            --       (7.42)        (3.28)      (0.73)         (2.10)
=================================================================================================================================
Net asset value, end of period                                  $  16.36    $  18.89    $    42.28    $  34.00       $  26.11
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                   (13.39)%    (43.49)%       35.51%      33.64%         (5.86)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $625,294    $818,343    $1,315,524    $589,718       $275,676
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                  1.96%(c)    1.86%         1.85%       1.98%          1.98%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                               1.97%(c)    1.89%         1.88%       2.00%          2.00%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average net assets        (1.44)%(c)  (1.17)%       (1.38)%     (1.38)%        (1.36)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                               57%         75%           88%         62%            76%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles, does not include contingent deferred sales charged and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $786,398,084.
(d)  Annualized.

                                                                                      CLASS C
                                                              -------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                              -------------------------------------------------------
                                                                2002        2001        2000        1999       1998
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  18.88    $  42.27    $  33.99    $  26.10    $ 29.18
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.27)(a)    (0.29)     (0.59)(a)    (0.42)    (0.37)(a)
---------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (2.25)     (15.68)      12.15        9.04      (0.61)
=====================================================================================================================
    Total from investment operations                             (2.52)     (15.97)      11.56        8.62      (0.98)
=====================================================================================================================
Less distributions from net realized gains                          --       (7.42)      (3.28)      (0.73)     (2.10)
=====================================================================================================================
Net asset value, end of period                                $  16.36    $  18.88    $  42.27    $  33.99    $ 26.10
_____________________________________________________________________________________________________________________
=====================================================================================================================
Total return(b)                                                 (13.35)%    (43.51)%     35.52%      33.65%     (3.12)%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $184,393    $258,786    $434,544    $161,490    $76,522
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.96%(c)     1.86%      1.85%       1.98%      1.97%
---------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             1.97%(c)     1.89%      1.88%       2.00%      1.99%
=====================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.44)%(c)    (1.17)%    (1.38)%    (1.38)%    (1.35)%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Portfolio turnover rate                                             57%         75%         88%         62%        76%
_____________________________________________________________________________________________________________________
=====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and does not include contingent deferred sales charges.
(c)  Ratios are based on average daily net assets of $240,694,256.

                                                                 CLASS R
                                                              -------------
                                                              JUNE 3, 2002
                                                               (DATE SALES
                                                              COMMENCED) TO
                                                               OCTOBER 31,
                                                                  2002
---------------------------------------------------------------------------
Net asset value, beginning of period                             $ 19.82
---------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.07)(a)
---------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (2.49)
===========================================================================
    Total from investment operations                               (2.56)
===========================================================================
Net asset value, end of period                                   $ 17.26
___________________________________________________________________________
===========================================================================
Total return(b)                                                   (12.92)%
___________________________________________________________________________
===========================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $   226
___________________________________________________________________________
===========================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                  1.53%(c)
---------------------------------------------------------------------------
  Without fee waivers                                               1.54%(c)
===========================================================================
Ratio of net investment income (loss) to average net assets        (1.01)%(c)
___________________________________________________________________________
===========================================================================
Portfolio turnover rate                                               57%
___________________________________________________________________________
===========================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $50,620.

                                                                                INSTITUTIONAL CLASS
                                                              --------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------
                                                                2002        2001        2000        1999        1998
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  21.00    $  45.55    $  36.01    $  27.25    $  30.00
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.06)(a)    0.01       (0.09)      (0.01)         --
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (2.54)     (17.14)      12.91        9.50       (0.65)
======================================================================================================================
    Total from investment operations                             (2.60)     (17.13)      12.82        9.49       (0.65)
======================================================================================================================
Less distributions from net realized gains                          --       (7.42)      (3.28)      (0.73)      (2.10)
======================================================================================================================
Net asset value, end of period                                $  18.40    $  21.00    $  45.55    $  36.01    $  27.25
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                 (12.38)%    (42.80)%     37.14%      35.46%      (1.85)%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $122,746    $150,609    $288,097    $244,369    $189,039
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                0.80%(c)    0.65%       0.65%       0.64%       0.63%
----------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             0.81%(c)    0.68%       0.68%       0.66%       0.65%
======================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.28)%(c)   0.03%      (0.18)%     (0.04)%     (0.01)%
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate                                             57%         75%         88%         62%         76%
______________________________________________________________________________________________________________________
======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles.
(c)  Ratios are based on average daily net assets of $145,946,095.

Report of Independent Auditors

To the Shareholders of AIM Constellation Fund
And Board of Trustees of AIM Equity Funds:



We have audited the accompanying statement of assets and liabilities of AIM Constellation Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2002, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Constellation Fund as of October 31, 2002, the results of its operations for the year then ended, and the changes in its net assets, and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP
Houston, Texas
December 10, 2002

OTHER INFORMATION

Trustees and Officers

As of December 31, 2001

The address of each trustee and officer of AIM Equity Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                   Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                       Held by Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Interested Persons
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham* -- 1946       1988               Chairman, President and Chief Executive   None
   Trustee, Chairman and                              Officer, A I M Management Group Inc.
   President                                          (financial services holding company);
                                                      Chairman and President, A I M Advisors,
                                                      Inc. (registered investment advisor);
                                                      Director and Senior Vice President,
                                                      A I M Capital Management, Inc.
                                                      (registered investment advisor);
                                                      Chairman, A I M Distributors, Inc.
                                                      (registered broker dealer), A I M Fund
                                                      Services, Inc., (registered transfer
                                                      agent), and Fund Management Company
                                                      (registered broker dealer); and
                                                      Director and Vice Chairman, AMVESCAP
                                                      PLC (parent of AIM and a global
                                                      investment management firm)
-------------------------------------------------------------------------------------------------------------------------------

   Independent Trustees
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001               Of Counsel, law firm of Baker &           Badgley Funds, Inc. (registered
   Trustee                                            McKenzie                                  investment company)
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993               Chairman, Crockett Technology             ACE Limited (insurance
   Trustee                                            Associates (technology consulting         company); and Captaris, Inc.
                                                      company)                                  (unified messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000               Chairman, Cortland Trust, Inc.            None
   Trustee                                            (registered investment company) and DHJ
                                                      Media, Inc.; Director, Magellan
                                                      Insurance Company; Member of Advisor
                                                      Board of Rotary Power International
                                                      (designer, manufacturer, and seller of
                                                      rotary power engines); formerly,
                                                      Director, President and CEO, Volvo
                                                      Group North America, Inc.; and director
                                                      of various affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998               Formerly, Chairman, Mercantile Mortgage   None
   Trustee                                            Corp.; Vice Chairman, President and
                                                      Chief Operating Officer,
                                                      Mercantile-Safe Deposit & Trust Co.;
                                                      and President, Mercantile Bankshares
                                                      Corp.
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997               Chief Executive Officer, Twenty First     Administaff
   Trustee                                            Century Group, Inc. (government affairs
                                                      company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1988               Partner, law firm of Kramer Levin         Cortland Trust, Inc.
   Trustee                                            Naftalis and Frankel LLP                  (registered investment company)
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998               Formerly, Chief Executive Officer, YWCA   None
   Trustee                                            of the USA
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1988               Partner, law firm of Pennock & Cooper     None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001               Retired                                   None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          1989               Executive Vice President, Development     None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-------------------------------------------------------------------------------------------------------------------------------

* Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of December 31, 2001


The address of each trustee and officer of AIM Equity Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                   Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                       Held by Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Other Officers
-------------------------------------------------------------------------------------------------------------------------------

   Gary T. Crum -- 1947            1988               Director and President, A I M Capital     N/A
   Senior Vice President                              Management, Inc.; Director and
                                                      Executive Vice President, A I M
                                                      Management Group Inc.; Director and
                                                      Senior Vice President, A I M Advisors,
                                                      Inc.; and Director, A I M Distributors,
                                                      Inc. and AMVESCAP PLC
-------------------------------------------------------------------------------------------------------------------------------

   Carol F. Relihan -- 1954        1988               Director, Senior Vice President,          N/A
   Senior Vice President and                          General Counsel and Secretary, A I M
   Secretary                                          Advisors, Inc. and A I M Management
                                                      Group Inc.; Director, Vice President
                                                      and General Counsel, Fund Management
                                                      Company; and Vice President, A I M Fund
                                                      Services, Inc., A I M Capital
                                                      Management, Inc. and A I M
                                                      Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Melville B. Cox -- 1943         1992               Vice President and Chief Compliance       N/A
   Vice President                                     Officer, A I M Advisors, Inc. and A I M
                                                      Capital Management, Inc.; and Vice
                                                      President, A I M Fund Services, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen -- 1940         1999               Vice President, A I M Advisors, Inc.      N/A
   Vice President                                     and A I M Capital Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Dana R. Sutton -- 1959          1988               Vice President and Fund Treasurer,        N/A
   Vice President and Treasurer                       A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------
The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND         INVESTMENT ADVISOR          DISTRIBUTOR                 AUDITORS                      SUB-ADVISOR
11 Greenway Plaza          A I M Advisors, Inc.        A I M Distributors, Inc.    Ernst & Young LLP             A I M Capital
Suite 100                  11 Greenway Plaza           11 Greenway Plaza           5 Houston Center              Management, Inc.
Houston, TX 77046          Suite 100                   Suite 100                   1401 McKinney                 11 Greenway Plaza
                           Houston, TX 77046           Houston, TX 77046           Suite 1200                    Suite 100
                                                                                   Houston, TX 77010             Houston, TX 77046

COUNSEL TO THE FUND        COUNSEL TO THE TRUSTEES     TRANSFER AGENT              CUSTODIAN
Ballard Spahr              Kramer, Levin, Naftalis &   A I M Fund Services, Inc.   State Street Bank and Trust
Andrews & Ingersoll, LLP   Frankel LLP                 P.O. Box 4739               Company
1735 Market Street         919 Third Avenue            Houston, TX 77210-4739      225 Franklin Street
Philadelphia, PA 19103     New York, NY 10022                                      Boston, MA 02110

THE AIM FAMILY OF FUNDS--Registered Trademark--

================================================================================

                                  [COVER ART]

                                MORE AGGRESSIVE

                                 SECTOR EQUITY

                          INTERNATIONAL/GLOBAL EQUITY

                                DOMESTIC EQUITY

                                  FIXED INCOME

                               MORE CONSERVATIVE

================================================================================


            DOMESTIC EQUITY                 INTERNATIONAL/GLOBAL EQUITY                           FIXED INCOME

            MORE AGGRESSIVE                       MORE AGGRESSIVE                                    TAXABLE

AIM Emerging Growth Fund              AIM Developing Markets Fund                                MORE AGGRESSIVE
AIM Small Cap Growth Fund(1)          AIM European Small Company Fund
AIM Aggressive Growth Fund            AIM Asia Pacific Growth Fund(2)                AIM High Yield Fund II
AIM Opportunities I Fund(2,3)         AIM International Emerging Growth Fund         AIM High Yield Fund
AIM Mid Cap Growth Fund               AIM Global Aggressive Growth Fund              AIM Strategic Income Fund
AIM Libra Fund                        AIM European Growth Fund(2)                    AIM Income Fund
AIM Dent Demographic Trends Fund      AIM International Growth Fund(2)               AIM Global Income Fund
AIM Opportunities II Fund(2,3)        AIM Global Growth Fund                         AIM Total Return Bond Fund
AIM Constellation Fund                AIM Worldwide Spectrum Fund                    AIM Intermediate Government Fund
AIM Large Cap Growth Fund             AIM Global Trends Fund                         AIM Short Term Bond Fund
AIM Weingarten Fund                   AIM International Core Equity Fund(2)          AIM Floating Rate Fund
AIM Opportunities III Fund(2,3)                                                      AIM Limited Maturity Treasury Fund(4,5)
AIM Small Cap Equity Fund                        MORE CONSERVATIVE                   AIM Money Market Fund
AIM Capital Development Fund
AIM Mid Cap Core Equity Fund(2)                    SECTOR EQUITY                                MORE CONSERVATIVE
AIM Select Equity Fund
AIM Premier Equity II Fund(2)                     MORE AGGRESSIVE                                    TAX-FREE
AIM Premier Equity Fund(2)
AIM Blue Chip Fund                    AIM New Technology Fund                                    MORE AGGRESSIVE
AIM Mid Cap Basic Value Fund          AIM Global Science and Technology Fund(2)
AIM Large Cap Core Equity Fund        AIM Global Energy Fund                         AIM High Income Municipal Fund
AIM Charter Fund                      AIM Global Financial Services Fund             AIM Municipal Bond Fund
AIM Basic Value Fund                  AIM Global Health Care Fund                    AIM Tax-Free Intermediate Fund(4,5)
AIM Large Cap Basic Value Fund        AIM Global Utilities Fund                      AIM Tax-Exempt Cash Fund
AIM Balanced Fund*                    AIM Real Estate Fund
AIM Basic Balanced Fund*                                                                        MORE CONSERVATIVE
                                                 MORE CONSERVATIVE
           MORE CONSERVATIVE                                                                  [AIM FUNDS LOGO]
                                                                                          --Registered Trademark--

*Domestic equity and income fund


Equity and fixed-income funds are shown from more aggressive to more conservative. When assessing the degree of risk, qualitative and quantitative factors considered included the funds' portfolio holdings, diversification permitted within the fund, the funds' standard deviations for three, five, 10, 15, 20 and 25 years, R-squared and beta analysis relative to the style-specific benchmarks, and the possibility of incorporating portfolio management tools such as leverage, derivatives and short selling. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For more information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (2) The following fund name changes became effective 7/1/02: AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3) Effective Oct. 1, 2002, the fund reopened to new investors. (4) Class A shares closed to new investors on Oct. 30, 2002. (5) Class A3 shares opened to new investors on Oct. 31, 2002.

    For more complete information about any AIM fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read it carefully before investing. This brochure is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus, which contains more complete information, including sales charges and expenses. Please read it carefully before investing. If used after Jan. 20, 2003, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end.

A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and manages $117 billion in assets for approximately 9 million shareholders, including individual investors, corporate clients and financial institutions.

    The AIM Family of Funds--Registered Trademark--is distributed nationwide. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $323 billion in assets under management.

As of 9/30/02.

                [INVEST WITH DISCIPLINE]--Registered Trademark--

A I M Distributors, Inc.                                                CST-AR-1

                        ANNUAL REPORT / OCTOBER 31, 2002

                            AIM CORE STRATEGIES FUND

                                  [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                               AIMinvestments.com

NEW FUND FACES CHALLENGES POSED BY ONGOING BEAR MARKET

WHEN DID THE FUND BEGIN OPERATIONS?

AIM Core Strategies Fund began operations on December 31, 2001. In its 10 months of operations, it has been challenged by a turbulent market. From inception through October 31, 2002, the fund's Class A shares returned -20.10% at net asset value, which does not include sales charges. The fund's benchmark, the S&P 500, returned -21.83% for the same time period. The Russell 1000 Index returned -21.54%.

WHAT MARKET CONDITIONS DID THE FUND ENCOUNTER?

Though signs of an improved economy lifted some sectors in the first quarter of 2002, subsequently, the financial markets experienced persistent volatility and disheartening declines through the end of the third quarter. The disappointments have affected almost all investors. Small-, mid-, and large-cap stocks all have been affected.

    Along with anemic company earnings, investors' concerns about corporate accounting practices, mixed economic signals, the threat of additional terrorist attacks, and the possibility of war with Iraq accounted for much of the financial markets' volatility. Finally, the U.S. consumer--long the strongest element of our weakened economy--displayed a loss of confidence in September. The calendar quarter that ended September 30 marked a low for the markets not seen since 1987. In October, the financial markets had several positive weeks in a row, but it is still not clear whether the prolonged bear market has ended.

HOW DO YOU CHARACTERIZE THE FUND'S INVESTMENT STYLE?

AIM Core Strategies Fund is a large-cap core fund seeking to maximize risk-adjusted performance. In selecting stocks, we weigh earnings growth and valuation through the use of a proprietary model that balances our fundamental insights with our desired risk profile. The goal is a well-diversified portfolio of companies with sound financial health and strong price appreciation potential.

HOW DO YOU MANAGE THE FUND?

We carefully select a portfolio of stocks with a target of owning approximately 125 stocks. Though we focus on large-cap stocks, we are able to invest in companies in all capitalization categories. At fiscal year-end, the majority (approximately 75%) of our portfolio was

PORTFOLIO COMPOSITION

As of 10/31/02, based on total net assets

========================================================================================
TOP 10 HOLDINGS                         TOP INDUSTRIES
----------------------------------------------------------------------------------------
 1. Johnson & Johnson            3.5%    1. Pharmaceuticals                         9.3%

 2. Microsoft Corp.              3.4     2. Banks                                   7.3

 3. Pfizer Inc.                  3.4     3. Diversified Financial Services          6.5

 4. General Electric Co.         3.0     4. Systems Software                        5.5

 5. Exxon Mobil Corp.            2.7     5. Integrated Oil & Gas                    4.8

 6. Dell Computer Corp.          2.3     6. Electric Utilities                      3.7

 7. Procter & Gamble Co. (The)   2.2     7. Computer Hardware                       3.5

 8. Southern Co. (The)           2.1     8. Integrated Telecommunication Services   3.1

 9. Fannie Mae                   2.0     9. Industrial Conglomerates                3.0

10. Citigroup Inc.               1.9    10. Household Products                      2.9

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
========================================================================================

                            AIM CORE STRATEGIES FUND

made up of large-cap stocks, about 20% was mid-cap stocks, and the rest (about 5%) was small-cap stocks.

    We select stocks applying a bottom-up process dependent on a proprietary stock selection model. The model ranks stocks within the S&P 500 Index and the Russell 1000 Index on various earnings growth and valuation factors, which we believe are reliable predictors of future stock price performance. We then analyze the characteristics of a portfolio of the highest ranked stocks to ensure that its makeup aligns with our fundamental insights. In some cases, we will buy lower ranked stocks in favor of higher ranked stocks if our fundamental research indicates a catalyst not captured by the stock selection model. In addition, we examine many components of the fund's risk profile including sector exposure, beta, volatility, liquidity, valuation and earnings variability.

    Stocks are considered for sale when the model indicates 1) deterioration in fundamentals, 2) valuation exceeding historic norms, or 3) more attractive investment opportunities. We also review stocks for sale when they adversely affect the risk profile of the fund. In all cases, we perform fundamental research to ensure that we are comfortable with the model's recommendation.

WHAT RESOURCES DO YOU USE IN CHOOSING STOCKS FOR THE FUND?

Our quantitative research group constantly reviews our stock selection model to ensure that we are applying the right combination of factors to the universe of stocks. In addition, we also draw on the expertise of our other equity teams at AIM, and coordinate with them as we perform fundamental research on each stock either included in or considered for the fund.

WHAT WERE CONDITIONS AT THE END OF THE PERIOD?

Economic and market conditions remained uncertain. During times of uncertainty, we are convinced of the importance of owning market leaders--companies that provide a higher level of assurance that they will be around long term. During the most recent calendar quarter (July-September 2002), the market bore us out on this, as large-cap stocks outperformed small- and mid-cap stocks. In addition to owning market leaders, the diversification of the portfolio and our focus on risk management offer further strengths in weathering volatile markets. See important fund and index disclosures below.

================================================================================

                            PORTFOLIO MANAGEMENT TEAM

                                 AS OF 10/31/02

                          POLLY AHRENDTS, LEAD MANAGER

                   ASSISTED BY THE QUANTITATIVE RESEARCH GROUP

                             See important fund and
                            index disclosures below.

================================================================================

AIM CORE STRATEGIES FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL. THE FUND SEEKS TO MEET ITS OBJECTIVE BY INVESTING IN SECURITIES OF LARGE-CAPITALIZATION COMPANIES BELIEVED TO HAVE THE POTENTIAL FOR ABOVE-AVERAGE GROWTH IN REVENUES AND EARNINGS.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Core Strategies Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.

o Because the fund is less than a year old (inception date 12/31/01), total return provided is cumulative total return that has not been annualized.

o The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly affect the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

o The fund's investment return and principal value will fluctuate, so an investor's shares (when redeemed) may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock-market performance.

o The unmanaged Russell 1000 Index represents the performance of the stocks of large-capitalization companies.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

 AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN A BANK AND IS NEITHER GUARANTEED NOR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

  This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

A I M Distributors, Inc.                                            CSTR-AR-1PDF

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

October 31, 2002



                                                                                        MARKET
                                                            SHARES                       VALUE
COMMON STOCKS--97.44%

AEROSPACE & DEFENSE--2.28%

Lockheed Martin Corp.(a)                                        140                     $ 8,106
-----------------------------------------------------------------------------------------------
Northrop Grumman Corp.                                           50                       5,156
-----------------------------------------------------------------------------------------------
Rockwell Collins, Inc.                                          220                       4,957
===============================================================================================
                                                                                         18,219
===============================================================================================

AIR FREIGHT & LOGISTICS--0.60%

FedEx Corp.                                                      90                       4,787
===============================================================================================

APPAREL RETAIL--0.92%

Abercrombie & Fitch Co.-Class A(b)                              100                       1,782
-----------------------------------------------------------------------------------------------
Gap, Inc. (The)                                                 250                       2,942
-----------------------------------------------------------------------------------------------
Limited Brands                                                  170                       2,664
===============================================================================================
                                                                                          7,388
===============================================================================================

APPAREL, ACCESSORIES & LUXURY GOODS--0.30%

Jones Apparel Group, Inc.(b)                                     70                       2,425
===============================================================================================

AUTO PARTS & EQUIPMENT--0.25%

ArvinMeritor, Inc.                                              130                       1,969
===============================================================================================

BANKS--7.29%

BancorpSouth, Inc.                                              130                       2,463
-----------------------------------------------------------------------------------------------
Bank of America Corp.                                           200                      13,960
-----------------------------------------------------------------------------------------------
Bank One Corp.                                                  200                       7,714
-----------------------------------------------------------------------------------------------
Fifth Third Bancorp                                              90                       5,715
-----------------------------------------------------------------------------------------------
Huntington Bancshares Inc.                                      460                       8,699
-----------------------------------------------------------------------------------------------
National City Corp.                                             280                       7,596
-----------------------------------------------------------------------------------------------
U.S. Bancorp.                                                   160                       3,374
-----------------------------------------------------------------------------------------------
Washington Mutual, Inc.                                         150                       5,364
-----------------------------------------------------------------------------------------------
Whitney Holding Corp.                                           100                       3,396
===============================================================================================
                                                                                         58,281
===============================================================================================

BIOTECHNOLOGY--1.29%

Amgen Inc.(b)                                                    90                       4,190
-----------------------------------------------------------------------------------------------
Gilead Sciences, Inc.(b)                                        120                       4,169
-----------------------------------------------------------------------------------------------
Invitrogen Corp.(b)                                              70                       1,947
===============================================================================================
                                                                                         10,306
===============================================================================================

BROADCASTING & CABLE TV--0.46%

Clear Channel Communications, Inc.(b)                           100                       3,705
===============================================================================================

CASINOS & GAMBLING--0.68%

Harrah's Entertainment, Inc.(b)                                 130                       5,460
===============================================================================================

COMPUTER & ELECTRONICS RETAIL--0.27%

GameStop Corp.(b)                                               120                       2,148
===============================================================================================

                                                                                        MARKET
                                                            SHARES                       VALUE
COMPUTER HARDWARE--3.48%

Dell Computer Corp.(b)                                          640                      18,310
-----------------------------------------------------------------------------------------------
International Business Machines Corp.                           120                       9,473
===============================================================================================
                                                                                         27,783
===============================================================================================

COMPUTER STORAGE & PERIPHERALS--0.24%

Network Appliance, Inc.(a)(b)                                   210                       1,884
===============================================================================================

CONSTRUCTION MATERIALS--0.30%

Lafarge North America Inc.                                       80                       2,372
===============================================================================================

CONSUMER FINANCE--1.18%

Capital One Financial Corp.                                      90                       2,742
-----------------------------------------------------------------------------------------------
MBNA Corp.                                                      330                       6,702
===============================================================================================
                                                                                          9,444
===============================================================================================

DATA PROCESSING SERVICES--0.93%

Automatic Data Processing, Inc.                                  80                       3,402
-----------------------------------------------------------------------------------------------
CheckFree Corp.(b)                                              250                       4,070
===============================================================================================
                                                                                          7,472
===============================================================================================

DEPARTMENT STORES--0.73%

Kohl's Corp.(b)                                                  40                       2,338
-----------------------------------------------------------------------------------------------
Saks Inc.(b)                                                    320                       3,472
===============================================================================================
                                                                                          5,810
===============================================================================================

DIVERSIFIED COMMERCIAL SERVICES--1.80%

Dun & Bradstreet Corp. (The)(b)                                 140                       5,117
-----------------------------------------------------------------------------------------------
Equifax Inc.                                                    200                       4,712
-----------------------------------------------------------------------------------------------
H&R Block, Inc.                                                  50                       2,219
-----------------------------------------------------------------------------------------------
Pittston Brink's Group                                          110                       2,329
===============================================================================================
                                                                                         14,377
===============================================================================================

DIVERSIFIED FINANCIAL SERVICES--6.51%

American Express Co.                                            200                       7,274
-----------------------------------------------------------------------------------------------
Bear Stearns Cos., Inc. (The)                                    40                       2,442
-----------------------------------------------------------------------------------------------
Citigroup Inc.                                                  420                      15,519
-----------------------------------------------------------------------------------------------
Fannie Mae                                                      235                      15,712
-----------------------------------------------------------------------------------------------
Freddie Mac(a)                                                  180                      11,084
===============================================================================================
                                                                                         52,031
===============================================================================================

DIVERSIFIED METALS & MINING--0.19%

Peabody Energy Corp.                                             60                       1,545
===============================================================================================

DRUG RETAIL--0.83%

CVS Corp.                                                       240                       6,655
===============================================================================================

ELECTRIC UTILITIES--3.72%

Entergy Corp.                                                   300                      13,227
-----------------------------------------------------------------------------------------------
Southern Co. (The)                                              555                      16,483
===============================================================================================
                                                                                         29,710
===============================================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS--1.03%

Jabil Circuit, Inc.(a)(b)                                       150                       2,314
-----------------------------------------------------------------------------------------------
Thermo Electron Corp.(b)                                        320                       5,885
===============================================================================================
                                                                                          8,199
===============================================================================================

                                                                                        MARKET
                                                            SHARES                       VALUE
FOOD DISTRIBUTORS--1.03%

Performance Food Group Co.(b)                                   110                       4,091
-----------------------------------------------------------------------------------------------
Sysco Corp.                                                     130                       4,118
===============================================================================================
                                                                                          8,209
===============================================================================================

FOOD RETAIL--0.45%

Albertson's, Inc.                                               160                       3,570
===============================================================================================

GENERAL MERCHANDISE STORES--2.34%

Costco Wholesale Corp.(b)                                       110                       3,732
-----------------------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                           280                      14,994
===============================================================================================
                                                                                         18,726
===============================================================================================

HEALTH CARE DISTRIBUTORS & SERVICES--0.90%

Cardinal Health, Inc.                                            30                       2,076
-----------------------------------------------------------------------------------------------
Express Scripts, Inc.(b)                                         50                       2,709
-----------------------------------------------------------------------------------------------
McKesson Corp.                                                   80                       2,385
===============================================================================================
                                                                                          7,170
===============================================================================================

HEALTH CARE EQUIPMENT--0.25%

Fisher Scientific International Inc.(b)                          70                       2,002
===============================================================================================

HEALTH CARE FACILITIES--1.14%

HCA Inc.                                                        130                       5,654
-----------------------------------------------------------------------------------------------
Tenet Healthcare Corp.(b)                                       120                       3,450
===============================================================================================
                                                                                          9,104
===============================================================================================

HOME IMPROVEMENT RETAIL--1.84%

Home Depot, Inc. (The)                                          350                      10,108
-----------------------------------------------------------------------------------------------
Lowe's Cos., Inc.                                               110                       4,590
===============================================================================================
                                                                                         14,698
===============================================================================================

HOTELS, RESORTS & CRUISE LINES--0.82%

Carnival Corp.                                                  250                       6,530
===============================================================================================

HOUSEHOLD PRODUCTS--2.89%

Clorox Co.                                                      120                       5,392
-----------------------------------------------------------------------------------------------
Procter & Gamble Co. (The)                                      200                      17,690
===============================================================================================
                                                                                         23,082
===============================================================================================

INDUSTRIAL CONGLOMERATES--3.03%

General Electric Co.                                            960                      24,240
===============================================================================================

INSURANCE BROKERS--0.63%

Platinum Underwriters Holdings Ltd. (Bermuda)(b)                200                       5,020
===============================================================================================

INTEGRATED OIL & GAS--4.76%

ChevronTexaco Corp.                                              60                       4,058
-----------------------------------------------------------------------------------------------
Exxon Mobil Corp.                                               650                      21,879
-----------------------------------------------------------------------------------------------
Marathon Oil Corp.                                              400                       8,360
-----------------------------------------------------------------------------------------------
Occidental Petroleum Corp.                                      130                       3,709
===============================================================================================
                                                                                         38,006
===============================================================================================

INTEGRATED TELECOMMUNICATION SERVICES--3.12%

AT&T Corp.                                                      380                       4,955
-----------------------------------------------------------------------------------------------
BellSouth Corp.                                                 125                       3,269
-----------------------------------------------------------------------------------------------
SBC Communications Inc.                                         430                      11,034
-----------------------------------------------------------------------------------------------
Verizon Communications Inc.                                     150                       5,664
===============================================================================================
                                                                                         24,922
===============================================================================================

                                                                                        MARKET
                                                            SHARES                       VALUE
IT CONSULTING & SERVICES--0.30%

SunGard Data Systems Inc.(b)                                    110                       2,439
===============================================================================================

LEISURE PRODUCTS--0.30%

Mattel, Inc.                                                    130                       2,387
===============================================================================================

LIFE & HEALTH INSURANCE--2.09%

AFLAC Inc.                                                      250                       7,610
-----------------------------------------------------------------------------------------------
John Hancock Financial Services, Inc.                           110                       3,223
-----------------------------------------------------------------------------------------------
MetLife, Inc.                                                   160                       3,821
-----------------------------------------------------------------------------------------------
UnumProvident Corp.                                             100                       2,052
===============================================================================================
                                                                                         16,706
===============================================================================================

MANAGED HEALTH CARE--1.38%

Anthem, Inc.(b)                                                  40                       2,520
-----------------------------------------------------------------------------------------------
Caremark Rx, Inc.(b)                                            120                       2,124
-----------------------------------------------------------------------------------------------
UnitedHealth Group Inc.                                          70                       6,367
===============================================================================================
                                                                                         11,011
===============================================================================================

METAL & GLASS CONTAINERS--0.84%

Pactiv Corp.(b)                                                 340                       6,746
===============================================================================================

MOVIES & ENTERTAINMENT--0.37%

Fox Entertainment Group, Inc.-Class A(b)                        120                       2,929
===============================================================================================

MULTI-LINE INSURANCE--1.72%

American International Group, Inc.(a)                           220                      13,761
===============================================================================================

MULTI-UTILITIES & UNREGULATED POWER--0.22%

SCANA Corp.                                                      60                       1,751
===============================================================================================

NETWORKING EQUIPMENT--1.31%

Cisco Systems, Inc.(b)                                          940                      10,509
===============================================================================================

OFFICE ELECTRONICS--0.62%

IKON Office Solutions, Inc.                                     700                       4,956
===============================================================================================

OFFICE SERVICES & SUPPLIES--0.76%

Pitney Bowes, Inc.                                              180                       6,039
===============================================================================================

OIL & GAS DRILLING--0.30%

Transocean Inc.                                                 110                       2,418
===============================================================================================

OIL & GAS EXPLORATION & PRODUCTION--1.23%

XTO Energy, Inc.                                                410                       9,861
===============================================================================================

PACKAGED FOODS & MEATS--0.88%

ConAgra Foods, Inc.                                             290                       7,033
===============================================================================================

PHARMACEUTICALS--9.33%

Abbott Laboratories                                             120                       5,024
-----------------------------------------------------------------------------------------------
Johnson & Johnson                                               480                      28,200
-----------------------------------------------------------------------------------------------
King Pharmaceuticals, Inc.(b)                                   120                       1,842
-----------------------------------------------------------------------------------------------
Merck & Co., Inc.                                               170                       9,221
-----------------------------------------------------------------------------------------------
Pfizer Inc.                                                     850                      27,005
-----------------------------------------------------------------------------------------------
Watson Pharmaceuticals, Inc.(b)                                 120                       3,299
===============================================================================================
                                                                                         74,591
===============================================================================================

                                                                                        MARKET
                                                            SHARES                       VALUE
PROPERTY & CASUALTY INSURANCE--0.20%

Allstate Corp. (The)                                             40                       1,591
===============================================================================================

RAILROADS--0.74%

Union Pacific Corp.                                             100                       5,905
===============================================================================================

REAL ESTATE INVESTMENT TRUSTS--0.73%

Host Marriott Corp.(b)                                          160                       1,312
-----------------------------------------------------------------------------------------------
Plum Creek Timber Co., Inc.                                     200                       4,522
===============================================================================================
                                                                                          5,834
===============================================================================================

RESTAURANTS--1.77%

Brinker International, Inc.(b)                                  200                       5,678
-----------------------------------------------------------------------------------------------
Darden Restaurants, Inc.                                        195                       3,701
-----------------------------------------------------------------------------------------------
McDonald's Corp.                                                 90                       1,630
-----------------------------------------------------------------------------------------------
Yum! Brands, Inc.(b)                                            140                       3,154
===============================================================================================
                                                                                         14,163
===============================================================================================

SEMICONDUCTORS--2.15%

Intel Corp.                                                     700                      12,110
-----------------------------------------------------------------------------------------------
Maxim Integrated Products, Inc.                                 100                       3,184
-----------------------------------------------------------------------------------------------
Texas Instruments Inc.                                          120                       1,903
===============================================================================================
                                                                                         17,197
===============================================================================================

SOFT DRINKS--2.54%

Coca-Cola Co. (The)                                             220                      10,226
-----------------------------------------------------------------------------------------------
Pepsi Bottling Group, Inc. (The)                                210                       5,660
-----------------------------------------------------------------------------------------------
PepsiCo, Inc.                                                   100                       4,410
===============================================================================================
                                                                                         20,296
===============================================================================================

SPECIALTY STORES--0.18%

Blockbuster Inc.-Class A                                         60                       1,438
===============================================================================================

SYSTEMS SOFTWARE--5.53%

Computer Associates International, Inc.                         250                       3,715
-----------------------------------------------------------------------------------------------
Microsoft Corp.(b)                                              510                      27,270
-----------------------------------------------------------------------------------------------
Oracle Corp.(b)                                                 750                       7,643
-----------------------------------------------------------------------------------------------
Symantec Corp.(b)                                               140                       5,600
===============================================================================================
                                                                                         44,228
===============================================================================================

TELECOMMUNICATIONS EQUIPMENT--1.63%

Advanced Fibre Communications, Inc.(b)                          420                       6,795
-----------------------------------------------------------------------------------------------
Motorola, Inc.                                                  300                       2,751
-----------------------------------------------------------------------------------------------
QUALCOMM Inc.(b)                                                100                       3,452
===============================================================================================
                                                                                         12,998
===============================================================================================

TOBACCO--0.51%

Philip Morris Cos. Inc.                                         100                       4,075
===============================================================================================

TRADING COMPANIES & DISTRIBUTORS--0.45%

MSC Industrial Direct Co., Inc.-Class A(b)                      280                       3,629
===============================================================================================

WIRELESS TELECOMMUNICATION SERVICES--0.88%

AT&T Wireless Services Inc.(b)                                  370                       2,542
-----------------------------------------------------------------------------------------------
Nextel Communications, Inc.-Class A(a)(b)                       400                       4,512
===============================================================================================
                                                                                          7,054
===============================================================================================

Total Common Stocks (Cost $875,821)                                                     778,794
===============================================================================================


                                                                                        MARKET
                                                            SHARES                       VALUE
TOTAL INVESTMENTS--97.44%  (Cost $875,821)                                              778,794
===============================================================================================
OTHER ASSETS LESS LIABILITIES--2.56%                                                     20,432
===============================================================================================
NET ASSETS--100.00%                                                                    $799,226
_______________________________________________________________________________________________
===============================================================================================


Notes to Schedule of Investments:

(a) A portion of this security is subject to call options written. See Note 8.
(b) Non-income producing security.


See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
October 31, 2002



ASSETS:

Investments, at market value (cost $875,821)                                               $ 778,794
----------------------------------------------------------------------------------------------------
Cash                                                                                          26,063
----------------------------------------------------------------------------------------------------
Receivables for:
     Dividends                                                                                   975
----------------------------------------------------------------------------------------------------
     Amount due from advisor                                                                  10,270
----------------------------------------------------------------------------------------------------
Investment for deferred compensation plan                                                      1,520
----------------------------------------------------------------------------------------------------
Other assets                                                                                     879
====================================================================================================
       Total assets                                                                          818,501
____________________________________________________________________________________________________
====================================================================================================

LIABILITIES:

Payables for:
     Investments purchased                                                                     4,500
----------------------------------------------------------------------------------------------------
     Options written (premiums received $405)                                                    328
----------------------------------------------------------------------------------------------------
     Deferred compensation plan                                                                1,520
----------------------------------------------------------------------------------------------------
Accrued trustees' fees                                                                           824
----------------------------------------------------------------------------------------------------
Accrued transfer agent fees                                                                        5
----------------------------------------------------------------------------------------------------
Accrued operating expenses                                                                    12,098
====================================================================================================
       Total liabilities                                                                      19,275
====================================================================================================
Net assets applicable to shares outstanding                                                $ 799,226
____________________________________________________________________________________________________
====================================================================================================

NET ASSETS:

Class A                                                                                    $ 319,688
____________________________________________________________________________________________________
====================================================================================================
Class B                                                                                    $ 239,769
____________________________________________________________________________________________________
====================================================================================================
Class C                                                                                    $ 239,769
____________________________________________________________________________________________________
====================================================================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Class A                                                                                       40,001
____________________________________________________________________________________________________
====================================================================================================
Class B                                                                                       30,001
____________________________________________________________________________________________________
====================================================================================================
Class C                                                                                       30,001
____________________________________________________________________________________________________
====================================================================================================
Class A :
     Net asset value per share                                                                $ 7.99
----------------------------------------------------------------------------------------------------
     Offering price per share:
       (Net asset value of $7.99 divided by 94.50%)                                           $ 8.46
____________________________________________________________________________________________________
====================================================================================================
Class B :
     Net asset value and offering price per share                                             $ 7.99
____________________________________________________________________________________________________
====================================================================================================
Class C :
     Net asset value and offering price per share                                             $ 7.99
____________________________________________________________________________________________________
====================================================================================================


See Notes to Financial Statements.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

FOR THE PERIOD DECEMBER 31, 2001 (DATE OPERATIONS COMMENCED) TO OCTOBER 31, 2002


INVESTMENT INCOME:

Dividends                                                                                    $ 9,409
----------------------------------------------------------------------------------------------------
Dividends from affiliated money market funds                                                     152
----------------------------------------------------------------------------------------------------
Interest                                                                                         181
====================================================================================================
     Total investment income                                                                   9,742
====================================================================================================

EXPENSES:

Advisory fees                                                                                  5,619
----------------------------------------------------------------------------------------------------
Administrative services fees                                                                  41,781
----------------------------------------------------------------------------------------------------
Custodian fees                                                                                 1,524
----------------------------------------------------------------------------------------------------
Distribution fees--Class A                                                                     1,049
----------------------------------------------------------------------------------------------------
Distribution fees--Class B                                                                     2,248
----------------------------------------------------------------------------------------------------
Distribution fees--Class C                                                                     2,248
----------------------------------------------------------------------------------------------------
Transfer agent fees                                                                              324
----------------------------------------------------------------------------------------------------
Trustees' fees                                                                                 7,377
----------------------------------------------------------------------------------------------------
Printing                                                                                      19,321
----------------------------------------------------------------------------------------------------
Professional fees                                                                             20,567
----------------------------------------------------------------------------------------------------
Other                                                                                          3,579
====================================================================================================
       Total expenses                                                                        105,637
====================================================================================================
Less:  Fees waived and expenses reimbursed                                                   (92,015)
----------------------------------------------------------------------------------------------------
       Expenses paid indirectly                                                                 (500)
====================================================================================================
       Net expenses                                                                           13,122
====================================================================================================
Net investment income (loss)                                                                  (3,380)
====================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND OPTION CONTRACTS:

Net realized gain (loss) from:
     Investment securities                                                                  (101,863)
----------------------------------------------------------------------------------------------------
     Option contracts written                                                                  1,389
====================================================================================================
                                                                                            (100,474)
====================================================================================================
Change in net unrealized appreciation (depreciation) of:
     Investment securities                                                                   (97,027)
----------------------------------------------------------------------------------------------------
     Option contracts written                                                                     77
====================================================================================================
                                                                                             (96,950)
====================================================================================================
Net gain (loss) from investment securities
      and option contracts                                                                  (197,424)
====================================================================================================
Net increase (decrease) in net assets resulting from operations                           $ (200,804)
____________________________________________________________________________________________________
====================================================================================================


See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

For the period December 31, 2001 (Date operations commenced) to October 31, 2002


                                                                                          2002
                                                                                       ----------
OPERATIONS:

     Net investment income (loss)                                                      $   (3,380)
-------------------------------------------------------------------------------------------------
     Net realized gain (loss) from investment securities
         and option contracts                                                            (100,474)
-------------------------------------------------------------------------------------------------
     Change in net unrealized appreciation (depreciation) of investment securities
         and option contracts                                                             (96,950)
=================================================================================================
       Net increase (decrease) in net assets resulting from operations                   (200,804)
=================================================================================================
Share transactions-net:
     Class A                                                                              400,010
-------------------------------------------------------------------------------------------------
     Class B                                                                              300,010
-------------------------------------------------------------------------------------------------
     Class C                                                                              300,010
=================================================================================================
       Net increase in net assets                                                         799,226
=================================================================================================
NET ASSETS

     Beginning of period                                                                       --
=================================================================================================
     End of period                                                                     $  799,226
_________________________________________________________________________________________________
=================================================================================================

NET ASSETS CONSIST OF:

     Shares of beneficial interest                                                     $  984,957
-------------------------------------------------------------------------------------------------
     Undistributed net investment income                                                   11,693
-------------------------------------------------------------------------------------------------
     Undistributed net realized gain (loss) from investment securities
         and option contracts                                                            (100,474)
-------------------------------------------------------------------------------------------------
     Unrealized appreciation (depreciation) of investment securities
         and option contracts                                                             (96,950)
=================================================================================================
                                                                                       $  799,226
_________________________________________________________________________________________________
=================================================================================================


See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

October 31, 2002

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

AIM Core Strategies Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund commenced operations December 31, 2001 and consists of three different classes of shares that are not currently available for sale: Class A shares, Class B shares and Class C shares. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to provide long-term growth of capital.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

F. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.


NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $1 billion of the Fund's average daily net assets, plus 0.70% of the Fund's next $1 billion of average daily net assets, plus 0.625% of the Fund's average daily nest assets in excess of $2 billion. AIM has voluntarily agreed to waive fees and/or reimburse expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to the extent necessary to limit the total annual fund operating expenses of Class A to 1.75% which may be terminated or modified at any time. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the period December 31, 2001 (date operations commenced) through October 31, 2002, AIM waived fees of $5,619 and reimbursed fees of $80,851.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the period December 31, 2001 (date operations commenced) through October 31, 2002, AIM was paid $41,781 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the period December 31, 2001 (date operations commenced) through October 31, 2002, AFS retained $48 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. AIM Distributors has voluntarily agreed to waive all fees during the time the shares are not available for sale. This waiver may be terminated or modified at any time. Pursuant to the master distribution agreements, for the period December 31, 2001 (date operations commenced) through October 31, 2002, AIM Distributors waived fees of $1,049, $2,248 and $2,248 for Class A, Class B and Class C shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the period December 31, 2001 (date operations commenced) through October 31, 2002, the Fund paid legal fees of $2,356 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3 -- INDIRECT EXPENSES

For the period December 31, 2001 (date operations commenced) through October 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $255 and reductions in custodian fees of $245 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $500.

NOTE 4 -- TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5 -- TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the period December 31, 2001 (date operations commenced) through October 31, 2002.

Tax Components of Beneficial Interest:

As of October 31, 2002, the components of beneficial interest on a tax basis were as follows:

Undistributed ordinary income                                    $  13,740
Unrealized appreciation (depreciation) - investments               (96,950)
Temporary book/tax differences                                      (2,047)
Capital loss carryforward                                         (100,474)
Shares of beneficial interest                                      984,957
                                                                 ---------
                                                                 $ 799,226
                                                                 =========

Amount includes appreciation on option contracts written of $77.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation.

The Fund's capital loss carryforward expires as follows:

                                     CAPITAL
EXPIRATION                     LOSS CARRYFORWARD
------------------------       -----------------
October 31, 2010                   $100,474
                               =================



NOTE 6 -- INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the period December 31, 2001 (date operations commenced) through October 31, 2002 was $1,340,991 and $363,251, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2002 is as follows:

Aggregate unrealized appreciation of investment securities                  $       33,053
------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                      (130,080)
==========================================================================================
Net unrealized appreciation (depreciation) of investment securities         $      (97,027)
__________________________________________________________________________________________
==========================================================================================
Investments have the same cost for tax and financial statement purposes.


NOTE 7 -- RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of stock issuance costs and other items, on October 31, 2002, undistributed net investment income was increased by $15,073 and shares of beneficial interest decreased by $15,073. This reclassification had no effect on the net assets of the Fund.


NOTE 8 -- CALL OPTION CONTRACTS

Transactions in call options written during the period December 31, 2001 (date operations commenced) through October 31, 2002 are summarized as follows:

                                                                   CALL OPTION CONTRACTS
                                                           -------------------------------------
                                                             NUMBER OF                PREMIUMS
                                                             CONTRACTS                RECEIVED
                                                           -------------            ------------
Beginning of year                                                     --            $         --
------------------------------------------------------------------------------------------------
Written                                                               43                   2,228
------------------------------------------------------------------------------------------------
Closed                                                               (20)                 (1,199)
------------------------------------------------------------------------------------------------
Exercised                                                             (2)                    (56)
------------------------------------------------------------------------------------------------
Expired                                                              (11)                   (568)
================================================================================================
End of year                                                           10            $        405
________________________________________________________________________________________________
================================================================================================

Open call options written at October 31, 2002 were as follows:

                                                                          OCTOBER 31,     UNREALIZED
                              CONTRACT   STRIKE  NUMBER OF    PREMIUMS       2002        APPRECIATION
ISSUE                          MONTH     PRICE   CONTRACTS    RECEIVED    MARKET VALUE  (DEPRECIATION)
-----                         --------   ------  ---------    --------    ------------  --------------
American International        Dec-02       $75           1         $78             $30             $48
Group, Inc.
------------------------------------------------------------------------------------------------------
Freddie Mac                   Dec-02        70           1          48              38              10
------------------------------------------------------------------------------------------------------
Jabil Circuit, Inc.           Dec-02        20           1          33              32               1
------------------------------------------------------------------------------------------------------
Lockheed Martin Corp.         Dec-02        70           1          48              43               5
------------------------------------------------------------------------------------------------------
Network Appliance, Inc.       Dec-02      12.5           2         106              45              61
------------------------------------------------------------------------------------------------------
Nextel Communications,        Dec-02        15           4          92             140             (48)
Inc.-Class A
======================================================================================================
                                                        10        $405            $328             $77
______________________________________________________________________________________________________
======================================================================================================

NOTE 9 - SHARE INFORMATION

Changes in shares outstanding during the period December 31, 2001 (date operations commenced) through October 31, 2002 were as follows:

                                           OCTOBER 31,
                                              2002
                                     -----------------------
                                       SHARES       AMOUNT
                                     ----------   ----------
Sold:
  Class A*                               40,001   $  400,010
------------------------------------------------------------
  Class B*                               30,001      300,010
------------------------------------------------------------
  Class C*                               30,001      300,010
============================================================
                                        100,003   $1,000,030
____________________________________________________________
============================================================
* Currently all shares are owned by AIM.

NOTE 10 - FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding during the period December 31, 2001 (date operations commenced) through October 31, 2002.

                                                                                 CLASS A
                                                                         ------------------------
                                                                         DECEMBER 31, 2001 (DATE
                                                                         OPERATIONS COMMENCED) TO
                                                                                OCTOBER 31,
                                                                                   2002
                                                                         ------------------------
Net asset value, beginning of period                                              $10.00
-------------------------------------------------------------------------------------------------
Income from investment operations:
    Net investment income (loss)                                                   (0.03)
-------------------------------------------------------------------------------------------------
    Net gains (losses) on securities (both realized and unrealized)                (1.98)
=================================================================================================
       Total from investment operations                                            (2.01)
=================================================================================================
Net asset value, end of period                                                     $7.99
_________________________________________________________________________________________________
=================================================================================================
Total return(a)                                                                   (20.10)%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                            $320
_________________________________________________________________________________________________
=================================================================================================
Ratio of expenses to average net assets:
    With fee waivers and expense reimbursements                                     1.82%(b)
-------------------------------------------------------------------------------------------------
    Without fee waivers and expense reimbursements                                 13.71%(b)
_________________________________________________________________________________________________
=================================================================================================
Ratio of net investment income (loss) to average net assets                        (0.45)%(b)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate                                                               42%
_________________________________________________________________________________________________
=================================================================================================

(a) Includes adjustments in accordance with generally accepted accounting principles, does not include sales charges and is not annualized for periods less than one year.
(b)  Ratios are annualized and based on average daily net assets of $358,625.

                                                                                 CLASS B
                                                                         ------------------------
                                                                         DECEMBER 31, 2001 (DATE
                                                                         OPERATIONS COMMENCED) TO
                                                                                OCTOBER 31,
                                                                                   2002
                                                                         ------------------------
Net asset value, beginning of period                                             $10.00
-------------------------------------------------------------------------------------------------
Income from investment operations:
    Net investment income (loss)                                                  (0.03)
-------------------------------------------------------------------------------------------------
    Net losses on securities (both realized and unrealized)                       (1.98)
=================================================================================================
       Total from investment operations                                           (2.01)
=================================================================================================
Net asset value, end of period                                                    $7.99
_________________________________________________________________________________________________
=================================================================================================
Total return(a)                                                                  (20.10)%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                           $240
_________________________________________________________________________________________________
=================================================================================================
Ratio of expenses to average net assets:
    With fee waivers and expense reimbursements                                    1.82%(b)
-------------------------------------------------------------------------------------------------
    Without fee waivers and expense reimbursements                                14.36%(b)
_________________________________________________________________________________________________
=================================================================================================
Ratio of net investment income (loss) to average net assets                       (0.45)%(b)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate                                                             42%
_________________________________________________________________________________________________
=================================================================================================

(a) Includes adjustments in accordance with generally accepted accounting principles, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(b)  Ratios are annualized and based on average daily net assets of $268,971.

                                                                                 CLASS C
                                                                         ------------------------
                                                                         DECEMBER 31, 2001 (DATE
                                                                         OPERATIONS COMMENCED) TO
                                                                                OCTOBER 31,
                                                                                   2002
                                                                         ------------------------
Net asset value, beginning of period                                              $10.00
-------------------------------------------------------------------------------------------------
Income from investment operations:
    Net investment income (loss)                                                   (0.03)
-------------------------------------------------------------------------------------------------
    Net losses on securities (both realized and unrealized)                        (1.98)
=================================================================================================
       Total from investment operations                                            (2.01)
=================================================================================================
Net asset value, end of period                                                     $7.99
_________________________________________________________________________________________________
=================================================================================================
Total return(a)                                                                   (20.10)%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                            $240
_________________________________________________________________________________________________
=================================================================================================
Ratio of expenses to average net assets:
    With fee waivers and expense reimbursements                                     1.82%(b)
-------------------------------------------------------------------------------------------------
    Without fee waivers and expense reimbursements                                 14.36%(b)
_________________________________________________________________________________________________
=================================================================================================
Ratio of net investment income (loss) to average net assets                        (0.45)%(b)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate                                                               42%
_________________________________________________________________________________________________
=================================================================================================

(a) Includes adjustments in accordance with generally accepted accounting principles, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(b)  Ratios are annualized and based on average daily net assets of $268,971.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders of AIM Core Strategies Fund
And Board of Trustees of AIM Equity Funds:



We have audited the accompanying statement of assets and liabilities of AIM Core Strategies Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2002, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period then ended. Those financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.



We conducted our audit in accordance with auditing standards generally accepted in the United States. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Core Strategies Fund as of October 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the period then ended in conformity with accounting principles generally accepted in the United States.

                                                  /s/ ERNST & YOUNG LLP
Houston, Texas
December 10, 2002

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of December 31, 2001

The address of each trustee and officer of AIM Equity Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/       PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    OR OFFICER SINCE   DURING PAST 5 YEARS                       HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham* -- 1946       1988               Chairman, President and Chief Executive   None
   Trustee, Chairman and                              Officer, A I M Management Group Inc.
   President                                          (financial services holding company);
                                                      Chairman and President, A I M Advisors,
                                                      Inc. (registered investment advisor);
                                                      Director and Senior Vice President,
                                                      A I M Capital Management, Inc.
                                                      (registered investment advisor);
                                                      Chairman, A I M Distributors, Inc.
                                                      (registered broker dealer), A I M Fund
                                                      Services, Inc. (registered transfer
                                                      agent), and Fund Management Company
                                                      (registered broker dealer); and
                                                      Director and Vice Chairman, AMVESCAP
                                                      PLC (parent of AIM and a global
                                                      investment management firm)
-------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001               Of Counsel, law firm of Baker &           Badgley Funds, Inc. (registered
   Trustee                                            McKenzie                                  investment company)
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993               Chairman, Crockett Technology             ACE Limited (insurance
   Trustee                                            Associates (technology consulting         company); and Captaris, Inc.
                                                      company)                                  (unified messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000               Chairman, Cortland Trust, Inc.            None
   Trustee                                            (registered investment company) and DHJ
                                                      Media, Inc.; Director, Magellan
                                                      Insurance Company; Member of Advisor
                                                      Board of Rotary Power International
                                                      (designer, manufacturer, and seller of
                                                      rotary power engines); formerly,
                                                      Director, President and CEO, Volvo
                                                      Group North America, Inc.; and director
                                                      of various affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998               Formerly, Chairman, Mercantile Mortgage   None
   Trustee                                            Corp.; Vice Chairman, President and
                                                      Chief Operating Officer,
                                                      Mercantile-Safe Deposit & Trust Co.;
                                                      and President, Mercantile Bankshares
                                                      Corp.
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997               Chief Executive Officer, Twenty First     Administaff
   Trustee                                            Century Group, Inc. (government affairs
                                                      company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1988               Partner, law firm of Kramer Levin         Cortland Trust, Inc.
   Trustee                                            Naftalis and Frankel LLP                  (registered investment company)
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998               Formerly, Chief Executive Officer, YWCA   None
   Trustee                                            of the USA
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1988               Partner, law firm of Pennock & Cooper     None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001               Retired                                   None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          1989               Executive Vice President, Development     None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-------------------------------------------------------------------------------------------------------------------------------

* Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of December 31, 2001


The address of each trustee and officer of AIM Equity Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/       PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    OR OFFICER SINCE   DURING PAST 5 YEARS                       HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------------------

   Gary T. Crum -- 1947            1988               Director and President, A I M Capital     N/A
   Vice President                                     Management, Inc.; Director and
                                                      Executive Vice President, A I M
                                                      Management Group Inc.; Director and
                                                      Senior Vice President, A I M Advisors,
                                                      Inc.; and Director, A I M Distributors,
                                                      Inc. and AMVESCAP PLC (parent of AIM
                                                      and a global investment management
                                                      firm)
-------------------------------------------------------------------------------------------------------------------------------

   Carol F. Relihan -- 1954        1988               Director, Senior Vice President,          N/A
   Senior Vice President and                          General Counsel and Secretary, A I M
   Secretary                                          Advisors, Inc. and A I M Management
                                                      Group Inc.; Director, Vice President
                                                      and General Counsel, Fund Management
                                                      Company; and Vice President, A I M Fund
                                                      Services, Inc., A I M Capital
                                                      Management, Inc. and A I M
                                                      Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Melville B. Cox -- 1943         1992               Vice President and Chief Compliance       N/A
   Vice President                                     Officer, A I M Advisors, Inc. and A I M
                                                      Capital Management, Inc.; and Vice
                                                      President, A I M Fund Services, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen -- 1940         1999               Vice President, A I M Advisors, Inc.      N/A
   Vice President                                     and A I M Capital Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Dana R. Sutton -- 1959          1988               Vice President and Fund Treasurer,        N/A
   Vice President and Treasurer                       A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------
The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        Ernst & Young LLP
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               5 Houston Center
Houston, TX 77046               Suite 100                       Suite 100                       1401 McKinney,
                                Houston, TX 77046               Houston, TX 77046               Suite 1200
                                                                                                Houston, TX 77010

COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Ballard Spahr                   Kramer, Levin, Naftalis &       A I M Fund Services, Inc.       State Street Bank and Trust
Andrews & Ingersoll, LLP        Frankel LLP                     P.O. Box 4739                   Company
1735 Market Street              919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
Philadelphia, PA 19103          New York, NY 10022                                              Boston, MA 02110

                        ANNUAL REPORT / OCTOBER 31, 2002

                        AIM DENT DEMOGRAPHIC TRENDS FUND

                                   [COVER ART]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                               AIMinvestments.com

================================================================================

                                 [COVER IMAGE]

                          ALL IN A CROWD BY DIANA ONG

     ONG'S VIVID WATERCOLOR EVOKES THE ENERGY AND OPTIMISM OF THE BABY-BOOM

   GENERATION. WITH THEIR DRIVE AND INNOVATION, THIS GENERATION DOMINATES THE

          ECONOMY AND MAY PROPEL THE STOCK MARKET FOR THE NEXT DECADE.

================================================================================

AIM DENT DEMOGRAPHIC TRENDS FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Dent Demographic Trends Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B, and Class C shares will differ due to different sales charge structures and class expenses.

o Harry S. Dent's stock market scenario is based on historical data and represents his opinion. Unforeseen events such as rising inflation, declining productivity, irregular spending and service patterns, and other social, political, and economic uncertainty could affect corporate earnings and the stock market, negatively altering Mr. Dent's view.

o Investing in small and mid-size companies may involve risks not associated with investing in more established companies. Also, small companies may have business risk, significant stock price fluctuations and illiquidity.

o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded blue chip stocks.

o The unmanaged Lipper Multi-Cap Growth Fund Index represents an average of the performance of the 30 largest multi-capitalization growth funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

o The unmanaged Russell 3000 Index is an index of common stocks that measures performance of the largest 3,000 U.S. companies based on market capitalization. The Growth segment measures the performance of Russell 3000 companies with higher price/book ratios and higher forecasted growth values.

o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not include sales charges. Performance of an index of funds reflects fund expenses. Performance of a market index does not.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

      This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.

                              TO OUR SHAREHOLDERS

================================================================================

                       AS THE FISCAL YEAR DREW TO A CLOSE,

                          GROWTH STOCKS (AS MEASURED BY

                        MAJOR MARKET INDEXES) APPEARED TO

                           BE MOVING BACK INTO FAVOR.

                                ROBERT H. GRAHAM

================================================================================

                    DEAR SHAREHOLDER:

[PHOTO OF           All of us know how difficult the equity markets were during
ROBERT H.           the fiscal year ended October 31, 2002. We are now in the
GRAHAM]             unenviable position of being able to say we have been in a deeper and longer market downturn than that of 1973-74. We know from experience that these conditions do eventually end, though no one can predict exactly when. We are encouraged, however, by the fact that as I write this letter, the U.S. equity market has had several positive weeks in a row. Whether this is the start of a long-term positive trend remains to be seen. In the meantime, let me assure you that all of us at AIM continue to work hard on your behalf.

                        In light of continuing market difficulties, I thought
                    you would appreciate detailed information on some of the methods AIM uses to manage your money. This information is presented in the two pages following this letter. I hope it will provide you with a greater understanding of our investment process, and I encourage you to read it carefully. One of our ongoing goals is to keep all of our shareholders well-informed.

BACK TO BASICS

When market conditions are as trying as they have been during the fiscal year covered by this report, it is well to keep some investing fundamentals in mind. First, seek professional advice--it is more important now than ever. A financial professional can help you:

   o Understand your entire financial profile before selecting individual investments so you can tailor your portfolio to specific goals and timetables.

   o Learn the characteristics of various asset classes. Recently, many investors have been seeking safety in fixed-income investments. Unfortunately, many do not understand that bond prices move in the opposite direction of interest rates. Existing bonds have been rising in value as interest rates have fallen, contributing to attractive total returns. But rates are now so low the upside potential of bond prices is limited. Sooner or later, the economy will expand more robustly, and interest rates will begin to rise. That will lower bond values, reducing total returns. As ever, diversification is an investing fundamental.

   o Develop reasonable expectations. Historically, stocks have averaged about a 10% return per year, bonds less, facts many of us forgot during the 1990s.

YOUR FUND MANAGERS' OBSERVATIONS

In the following pages, your fund's portfolio managers discuss your fund's performance during the fiscal year and the market conditions and investment strategies that affected that performance. I hope you find their comments helpful.

   AIM Dent Demographic Trends Fund delivered negative returns for the fiscal year, performing in line with funds with similar investment strategies. For the 12 months ended October 31, 2002, at net asset value (excluding sales charges), the fund's Class A shares returned -21.26%. For the same period, the Lipper Multi-Cap Growth Fund Index returned -20.60%. As the fiscal year drew to a close, growth stocks (as measured by major market indexes) appeared to be moving back into favor.

   Timely information about your fund and the markets is always available on our Web site, aiminvestments.com. Our Client Services Department can be reached during regular business hours at 800-959-4246.

IMPORTANT NEWS ABOUT AIM

This report features AIM's new logo and Web address, which we have adopted to better reflect our diverse line of investment products. We are well known for our mutual funds, but we also offer solutions for many investment situations through a broad array of products and services including retirement products for employers and individuals, annuities, college savings plans, separately managed accounts, and cash management for businesses.

   I am also pleased to announce that Mark Williamson will become Chief Executive Officer of A I M Management Group Inc., the parent company of your fund's advisor and distributor, on January 1, 2003. I will remain Chairman of AIM. Mark has had a long and distinguished career in the mutual fund industry and I am looking forward to his joining the AIM team.

   Thank you for investing with AIM. I look forward to reporting to you again in six months.

Sincerely,

/s/ ROBERT H. GRAHAM

Robert H. Graham
Chairman
December 2, 2002

                      A SPECIAL MESSAGE TO OUR SHAREHOLDERS

                   INVESTMENT RESEARCH UPDATE FOR AIM CLIENTS

[EDGAR M. LARSEN PHOTO]
EDGAR M. LARSEN
CHIEF INVESTMENT OFFICER

[GARY T. CRUM PHOTO]
GARY T. CRUM
DIRECTOR OF INVESTMENTS

THE FINANCIAL MARKETS have been battered over the past year by a wave of corporate scandals, accounting restatements, bankruptcies of high-profile companies and, in a few cases, outright financial fraud. Many investors, understandably, feel uncertain about whether their portfolios are positioned to withstand such a prolonged and severe market downturn. Now seems to be an appropriate time to step back and reiterate AIM's concern for the financial well-being of all of our clients and AIM's commitment to competitive excellence across all investment disciplines.

    We at AIM are proud of our rigorous qualitative and quantitative analytical processes, and we remain confident that we will preserve our long-term record of success through uncompromising fundamental research. During this recent period of market instability, we have placed even greater focus on meticulous research, and we continually look for new ways to improve our process.

    We have the resources and the people needed to seek out the best investment opportunities that exist in any market. It should be emphasized that AIM's teams have not changed their investment strategies; rather our disciplines have been fine-tuned in order to better understand each portfolio holding and to optimize each fund's overall structure.

    Rigorous accounting analysis is at the forefront of our investment-research efforts. AIM employs both internal and external accounting experts and proprietary tools to screen our portfolios for high-risk situations and to look for investment opportunities.

BEYOND THE BOTTOM LINE

By going beyond the reported bottom-line numbers, we strive to understand where a company's growth is coming from and how sustainable it may be. Our discipline takes us through an in-depth examination of the financial statements and industry conditions, combined with an evaluation of management's style and strategy.

    AIM's portfolio managers have taken advantage of some unique valuations in this unusual market environment by adding opportunistically to their portfolios. In addition to strong financial fundamentals and attractively priced securities, AIM's teams look for companies with experienced and credible management teams. Sometimes this means not accepting the consensus view of a particular company.

    AIM seeks independent thought, both from our own analysts and portfolio managers, and from trusted Wall Street sources. Our goal is to cultivate an ongoing dialogue with independent thinkers in every industry, whether they work for one of our portfolio companies, on Wall Street, at an independent research boutique, or right here within our own firm. To this end, we have long had a collaborative environment where communication across investment teams is encouraged.

    For example, AIM's fixed-income and equity analysts attend the same meetings

================================================================================

                              RIGOROUS ACCOUNTING

                                 ANALYSIS IS AT

                                THE FOREFRONT OF

                                OUR INVESTMENT-

                               RESEARCH EFFORTS.

================================================================================
with company managements, and thus analyze the company from two different perspectives. Our international managers work with our domestic teams to cover the more globally oriented companies. And the teams that manage AIM's sector-specific funds share their industry expertise with the rest of our investment teams. As our professional staff and resources have grown, so have the direct contacts with company management teams. Last year, AIM's analysts and portfolio managers had more than 4,000 meetings with the senior executives of our portfolio companies.

EDUCATION AND TRAINING

Continuing education and training are important in the ever-changing world of investment analysis. We invite experts from such fields as accounting, derivatives and banking to AIM so that we remain informed about current corporate-finance techniques, new accounting regulations and other shifts in the landscape of American business.

    Over the past five years, AIM has devoted substantial resources to our research department's personnel. Today, 68 percent of our investment management and research professionals have earned master's degrees in business or finance. Sixty percent have earned the Chartered Financial Analyst (CFA) or Certified Public Accountant (CPA) designations.

QUANTITATIVE EXPERTISE

AIM's team of quantitative analysts plays a large role in portfolio construction and performance monitoring. Our state-of-the-art proprietary tools include the means to optimize a portfolio's construction, which includes managing and monitoring risk, analyzing performance, and conducting hypothetical trading scenarios to see how they would affect the overall portfolio. These tools offer our investment teams a more acute awareness of how their portfolios stack up against their benchmarks and their peers.

    Attribution tools allow us to monitor relative sector and industry weightings, individual security weightings, and correlations across different holdings. Our portfolio management teams aren't the only ones using these customized risk-assessment tools. They also are used to generate detailed reports that are reviewed by members of AIM's senior management. We have a schedule of formalized periodic reviews to assess the construction and the risk-adjusted performance of the funds, to offer guidance to the portfolio managers, and to take corrective action when warranted.

================================================================================

                               ... WE REAFFIRM OUR

                                  COMMITMENT TO

                              EXCELLENCE ACROSS ALL

                                OF OUR INVESTMENT

                                  DISCIPLINES.

================================================================================

DIVERSIFICATION OF AIM'S OFFERINGS

Even during the equity-market bubble of the late 1990s, AIM advocated a diversified approach to portfolio management for its clients. As growth stocks registered double-digit gains, we were taking a longer-term view of the markets and actively diversified our product line across market styles and capitalization ranges.

    As the financial markets have changed over the past few years, so has AIM's selection of fund offerings. In the past, AIM was recognized for investing in the equities of U.S. growth companies. Today, AIM's three largest equity funds--AIM Basic Value Fund, AIM Premier Equity Fund and AIM Constellation Fund--represent three distinctly different investment disciplines: Value, Blend and Growth. Complementing those funds are dozens more in all styles, market-cap ranges, asset classes, and geographic regions.

    AIM's clients can create diversified, all-weather portfolios by selecting from our full spectrum of funds, whether they seek equity or fixed-income, value or growth, domestic or international, aggressive or conservative, or any combination in between. Over the course of any complete market cycle, we expect a portfolio that is a blend of these quality funds will provide a prudent approach to achieving one's long-term investment goals.

    This period of market dislocation has been painful for all of us. But over the long term, we are confident that tightened accounting regulations, an increased level of governmental oversight, and the reallocation of resources following the recent bubble will all result in a healthy resurgence of the American financial system.

    AIM's investment teams and processes continue to be honed and tested in today's challenging environment. We believe that this prolonged bear market has created some unparalleled opportunities to invest in leading companies that will weather the market storm and recover their industry-leading positions when global economic growth reaccelerates.

    We are grateful for the trust our clients have placed in AIM, and we reaffirm our commitment to excellence across all of our investment disciplines.

Sincerely,

/s/ GARY T. CRUM
Gary T. Crum
Director of Investments/AIM


/s/ EDGAR M. LARSEN
Edgar M. Larsen
Chief Investment Officer/AIM

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FUND REMAINS POSITIONED FOR ECONOMIC RECOVERY

HOW DID THE FUND PERFORM?

AIM Dent Demographic Trends Fund delivered negative returns for the fiscal year, performing in line with funds with similar investment strategies. For the 12 months ended October 31, 2002, and at net asset value (excluding sales charges), the fund's Class A, Class B, and Class C shares returned -21.26%, -21.73%, and -21.73%, respectively. For the same period, the Russell 3000 Index returned -14.35% and the Russell 3000 Growth Index returned -19.72%. The Russell 3000 Index includes both growth and value stocks, while the Russell 3000 Growth Index includes growth stocks similar to those in which the fund invests. Comparable funds in the Lipper Multi-Cap Growth Fund Index returned -20.60% for the fiscal year. As the fiscal year drew to a close, growth stocks (as measured by major market indexes) appeared to be moving back into favor.

WHAT WERE THE TRENDS IN THE ECONOMY AND THE STOCK MARKET DURING THE FISCAL YEAR?

The terrorist attacks of September 11, 2001, exacerbated the already-weak condition of the U.S. economy, weakness brought on by declining business capital spending. After three quarters of contraction, U.S. gross domestic product, the broadest measure of economic activity, grew at an annualized rate of 5.0% in the first quarter of 2002--helped by strong consumer confidence, robust retail sales, and near-record auto and home sales. To bolster the economy, the U.S. Federal Reserve Board held short-term interest rates steady at levels unseen since the early 1960s.

    Nonetheless, investors remained bearish. In early 2002, accounting and corporate governance scandals came to light at several high-profile corporations, casting doubts on the reliability of corporate earnings reports. Except for brief rallies in March, August, and October, the stock market declined for most of the fiscal year due to corporate scandals, concern about the possibility of a war with Iraq, and uncertainty about the pace of economic recovery.

HOW DID YOU MANAGE THE FUND--AND HOW WAS IT POSITIONED AT THE END OF THE FISCAL YEAR?

As always, we continued to manage the fund in accordance with economist Harry S. Dent, Jr.'s long-term demographic forecasts, using our bottom-up research to select individual fund holdings. The vast majority of fund assets continued to be invested in the health care, information technology, consumer discretionary, and financials sectors. We continued to position the fund for an economic recovery, although we reduced our exposure to cyclical stocks until a greater consensus develops regarding the durability of the economic recovery.

    While we made no radical changes to the fund's holdings, we reduced our information technology holdings and increased our health care holdings. At the close of the fiscal year, compared with previous periods, tech holdings were a relatively small percentage of total net assets while health care holdings accounted for a relatively large percentage.


PORTFOLIO COMPOSITION

as of 10/31/02

FUND HOLDINGS BY MARKET CAPITALIZATION

based on equity assets

================================================================================
                                   PIE CHART
--------------------------------------------------------------------------------
SMALL-CAP          1%

MID-CAP           28%

LARGE-CAP         71%

================================================================================


======================================================================================================
 TOP 10 HOLDINGS, based on total net assets            TOP 10 INDUSTRIES, based on total net assets
------------------------------------------------------------------------------------------------------
  1. Microsoft Corp.              3.9%                  1. Pharmaceuticals                   12.2%

  2. Pharmacia Corp.              2.8                   2. Diversified Financial Services     7.2

  3. Johnson & Johnson            2.6                   3. Semiconductors                     6.7

  4. Applied Materials, Inc.      2.6                   4. Systems Software                   6.4

  5. Dell Computer Corp.          2.2                   5. Semiconductor Equipment            5.1

  6. Pfizer Inc.                  2.1                   6. Health Care Equipment              4.0

  7. Cisco Systems, Inc.          1.9                   7. Computer Hardware                  3.8

  8. Lam Research Corp.           1.8                   8. Managed Health Care                3.1

  9. Procter & Gamble Co. (The)   1.5                   9. Banks                              2.8

 10. Medtronic, Inc.              1.4                  10. Networking Equipment               2.5


The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

======================================================================================================

Our fundamental research caused us to reduce our tech holdings for most of the year; depressed information-technology capital spending hurt virtually all tech companies during the fiscal year. Health care, by contrast, provided some measure of relative safety in a very volatile market. Indeed, for the third quarter of 2002, health care was the best-performing sector of the S&P 500.

    Additionally, we added a number of new holdings to the fund; total holdings rose from 99 at the start of the fiscal year to 119 at its close. Late in the fiscal year, we reduced our exposure to Asia, largely because so many Asian companies depend on strong and sustained growth in the U.S. economy for their own growth.

CAN YOU DISCUSS SOME INDIVIDUAL STOCKS IN THE PORTFOLIO?

Dell Computer continues to thrive--due to its consistent financial results and ample liquidity. Dell is the leading manufacturer of personal computers and network servers. The company is consistently profitable, and its stock has significantly outperformed the tech sector as a whole over the last several years. We believe Dell is well positioned to benefit from an eventual rise in capital spending.

    Electronic Arts is the world's largest video game publisher, and in late October it reported strong third quarter earnings. It also raised its earnings guidance for the fourth quarter and for the full year. Revenues surged 89% from the year-ago quarter. Electronic Arts develops games for PCs and all three major video game systems.

    Cisco Systems remains the dominant manufacturer of equipment linking networks and powering the Internet. Despite its leading position, it has been hurt by declining corporate information-technology budgets, and lower-price competitors. Even as its revenues remain flat, Cisco has improved its market position, earnings, margins, cash flow, and efficiency--and we believe it is poised to rebound when the tech sector improves.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE FISCAL YEAR?

While economic signals were mixed, there were signs that the stock market might be improving. Positive economic signals included low short-term interest rates, low inflation, continued strong consumer spending, and positive economic growth. Indeed, U.S. gross domestic product grew at an annualized rate of 4.0% in the third quarter, well above its 1.3% growth rate in the second quarter. Negative factors included a sharp drop in consumer confidence in October, a weak job market, and continued depressed capital spending by businesses.

    Given these mixed economic indicators, it was not surprising that the stock market remained volatile. Key market indexes hit five-year lows on October 9--and then rallied strongly. The Dow, for example, enjoyed its best single-month performance in more than 15 years in October, and as the fiscal year ended, stock valuations were more attractive than they had been in years.

================================================================================

                            PORTFOLIO MANAGEMENT TEAM

                                 AS OF 10/31/02

                        LANNY H. SACHNOWITZ, LEAD MANAGER

                                 EDGAR M. LARSEN

                      ASSISTED BY THE LARGE CAP GROWTH TEAM

                          See important fund and index
                         disclosures inside front cover.

                                    [GRAPHIC]

                           For More Information Visit

                               AIMinvestments.com

================================================================================

HISTORY SHOWS THAT BEAR MARKETS NEVER LAST ...

U. S. STOCK MARKET AS REPRESENTED BY S&P 500

The last 2 1/2 years have been challenging for equity mutual fund investors. The S&P 500, considered representative of U.S. stock market performance, has declined significantly since hitting an all-time high in early 2000.

    The colored bars on the chart represent bear markets, typically defined as a 20% decline in the stock market. As the chart shows, the 2000-2002 bear market has been more severe and more prolonged than any other in the last 50 years. But it shows that market declines have always ended--and that the stock market has risen over time. While past performance cannot guarantee comparable future results, and while no one can say precisely when the current decline will end, history shows that bear markets never last.

    That is why AIM urges all investors to maintain a long-term investment discipline.


                                   LINE CHART


9/30/52       24.54   3/31/61      65.06   9/30/69        93.12  3/31/78         89.21   9/30/86      231.32  3/31/95       500.71
12/31/52      26.57   6/30/61      64.64   12/31/69       92.06  6/30/78         95.53   12/31/86     242.17  6/30/95       544.75
3/31/53       25.29   9/29/61      66.73   3/31/70        89.63  9/29/78        102.54   3/31/87      291.7   9/29/95       584.41
6/30/53       24.14   12/29/61     71.55   6/30/70        72.72  12/29/78        96.11   6/30/87      304     12/29/95      615.93
9/30/53       23.35   3/30/62      69.55   9/30/70        84.21  3/30/79        101.59   9/30/87      321.83  3/29/96       645.5
12/31/53      24.81   6/29/62      54.75   12/31/70       92.15  6/29/79        102.91   12/31/87     247.08  6/28/96       670.63
3/31/54       26.94   9/28/62      56.27   3/31/71       100.31  9/28/79        109.32   3/31/88      258.89  9/30/96       687.31
6/30/54       29.21   12/31/62     63.1    6/30/71        99.7   12/31/79       107.94   6/30/88      273.5   12/31/96      740.74
9/30/54       32.31   3/29/63      66.57   9/30/71        98.34  3/31/80        102.09   9/30/88      271.91  3/31/97       757.12
12/31/54      35.98   6/28/63      69.37   12/31/71      102.09  6/30/80        114.24   12/30/88     277.72  6/30/97       885.14
3/31/55       36.58   9/30/63      71.7    3/31/72       107.2   9/30/80        125.46   3/31/89      294.87  9/30/97       947.28
6/30/55       41.03   12/31/63     75.02   6/30/72       107.14  12/31/80       135.76   6/30/89      317.98  12/31/97      970.43
9/30/55       43.67   3/31/64      78.98   9/29/72       110.55  3/31/81        136      9/29/89      349.15  3/31/98      1101.75
12/30/55      45.48   6/30/64      81.69   12/29/72      118.05  6/30/81        131.21   12/29/89     353.4   6/30/98      1133.84
3/30/56       48.48   9/30/64      84.18   3/30/73       111.52  9/30/81        116.18   3/30/90      339.94  9/30/98      1017.01
6/29/56       46.97   12/31/64     84.75   6/29/73       104.26  12/31/81       122.55   6/29/90      358.02  12/31/98     1229.23
9/28/56       45.35   3/31/65      86.16   9/28/73       108.43  3/31/82        111.96   9/28/90      306.05  3/31/99      1286.37
12/31/56      46.67   6/30/65      84.12   12/31/73       97.55  6/30/82        109.61   12/31/90     330.22  6/30/99      1372.71
3/29/57       44.11   9/30/65      89.96   3/29/74        93.98  9/30/82        120.42   3/29/91      375.22  9/30/99      1282.71
6/28/57       47.37   12/31/65     92.43   6/28/74        86     12/31/82       140.64   6/28/91      371.16  12/31/99     1469.25
9/30/57       42.42   3/31/66      89.23   9/30/74        63.54  3/31/83        152.96   9/30/91      387.86  3/31/00      1498.58
12/31/57      39.99   6/30/66      84.74   12/31/74       68.56  6/30/83        168.11   12/31/91     417.09  6/30/00      1454.6
3/31/58       42.1    9/30/66      76.56   3/31/75        83.36  9/30/83        166.07   3/31/92      403.69  9/29/00      1436.51
6/30/58       45.24   12/30/66     80.33   6/30/75        95.19  12/30/83       164.93   6/30/92      408.14  12/29/00     1320.28
9/30/58       50.06   3/31/67      90.2    9/30/75        83.87  3/30/84        159.18   9/30/92      417.8   3/30/01      1160.33
12/31/58      55.21   6/30/67      90.64   12/31/75       90.19  6/29/84        153.18   12/31/92     435.71  6/29/01      1224.42
3/31/59       55.44   9/29/67      96.71   3/31/76       102.77  9/28/84        166.1    3/31/93      451.67  9/28/01      1040.94
6/30/59       58.47   12/29/67     96.47   6/30/76       104.28  12/31/84       167.24   6/30/93      450.53  12/31/01     1148.08
9/30/59       56.88   3/29/68      90.2    9/30/76       105.24  3/29/85        180.66   9/30/93      458.93  3/29/02      1147.39
12/31/59      59.89   6/28/68      99.58   12/31/76      107.46  6/28/85        191.85   12/31/93     466.45  6/28/02       989.82
3/31/60       55.34   9/30/68     102.67   3/31/77        98.42  9/30/85        182.08   3/31/94      445.77  9/30/02       815.28
6/30/60       56.92   12/31/68    103.86   6/30/77       100.48  12/31/85       211.28   6/30/94      444.27
9/30/60       53.52   3/31/69     101.51   9/30/77        96.53  3/31/86        238.9    9/30/94      462.71
12/30/60      58.11   6/30/69      97.71   12/30/77       95.1   6/30/86        250.84   12/30/94     459.27


                                                            Source: Bloomberg LP

                                FUND PERFORMANCE

================================================================================

RESULTS OF A $10,000 INVESTMENT
6/7/99-10/31/02

                                [MOUNTAIN CHART]


DATE         AIM DENT DEMOGRAPHIC   AIM DENT DEMOGRAPHIC    AIM DENT DEMOGRAPHIC       RUSSELL 3000 INDEX
             TRENDS FUND            TRENDS FUND             TRENDS FUND
             CLASS A SHARES         CLASS B SHARES          CLASS C SHARES

06/07/99     9450                   10000                   10000                      10000
6/99         10263                  10850                   10850                      10505
7/99         10424                  11020                   11020                      10187
8/99         10500                  11101                   11101                      10071
9/99         10528                  11111                   11111                      9813
10/99        11474                  12111                   12111                      10428
11/99        12598                  13290                   13290                      10720
12/99        14601                  15401                   15401                      11404
1/00         14204                  14971                   14971                      10957
2/00         16038                  16901                   16892                      11059
3/00         16152                  17001                   17002                      11925
4/00         14989                  15772                   15773                      11505
5/00         13836                  14551                   14552                      11182
6/00         15348                  16131                   16132                      11513
7/00         15253                  16021                   16022                      11309
8/00         16859                  17702                   17692                      12148
9/00         15858                  16642                   16641                      11598
10/00        14554                  15262                   15261                      11433
11/00        11804                  12371                   12371                      10379
12/00        12087                  12661                   12660                      10553
1/01         12522                  13110                   13110                      10914
2/01         9687                   10141                   10130                      9917
3/01         8298                   8681                    8680                       9270
4/01         9498                   9931                    9930                       10014
5/01         9403                   9820                    9820                       10094
6/01         9498                   9911                    9910                       9908
7/01         8902                   9290                    9290                       9744
8/01         8052                   8400                    8400                       9169
9/01         6663                   6950                    6950                       8361
10/01        7202                   7500                    7500                       8556
11/01        8185                   8520                    8520                       9214
12/01        8214                   8550                    8550                       9344
1/02         8044                   8360                    8360                       9227
2/02         7467                   7760                    7760                       9039
3/02         8006                   8320                    8320                       9435
4/02         7448                   7730                    7730                       8940
5/02         7220                   7491                    7490                       8836
6/02         6550                   6790                    6790                       8200
7/02         5888                   6100                    6100                       7548
8/02         5813                   5839                    6020                       7583
9/02         5255                   5441                    5441                       6786
10/02        5671                   5694                    5870                       7327

                                                            Source: Lipper, Inc.

PAST PERFORMANCE CANNOT GUARANTEE COMPARABLE FUTURE RESULTS.

The chart compares AIM Dent Demographic Trends Fund Class A, Class B, and Class C shares to their benchmark index. It is intended to give you a general idea of how your fund performed compared to the index over the period 6/7/99-10/31/02. Please note: index performance is for the period 5/31/99-10/31/02.

   It is important to understand the difference between your fund and an index. Market indexes, such as the Russell 3000 Index, are not managed and incur no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment return.

   Your fund's total return includes sales charges, expenses, and management fees. Results for B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the fund at the close of the reporting period and paid the applicable contingent deferred charges. Performance for the fund's Class A, Class B, and Class C shares will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover. Performance shown in the chart and table does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares.

Performance for the indexes does not reflect the effects of taxes.

================================================================================

FUND RETURNS

as of 10/31/02

================================================================================

AVERAGE ANNUAL TOTAL RETURNS
including sales charges

CLASS A SHARES
  Inception (6/7/99)          -15.37%
   1 Year                     -25.56

CLASS B SHARES
  Inception (6/7/99)          -15.27%
   1 Year                     -25.65

CLASS C SHARES
  Inception (6/7/99)          -14.50%
   1 Year                     -22.52

In addition to the fund's average annual total returns as of the close of the reporting period shown in the table above, industry regulations require us to provide average annual total returns (including sales charges) as of 9/30/02, the most recent calendar quarter-end, which were: Class A shares, inception (6/7/99), -17.64%; one year, -25.47%. Class B shares, inception (6/7/99),
-17.54%; one year, -25.64%. Class C shares, inception (6/7/99), -16.78%; one year, -22.51%.

   DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORIC PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

FINANCIALS

Schedule of Investments

October 31, 2002

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-96.13%

Advertising-1.08%

Lamar Advertising Co.(a)                          160,000    $  5,430,400
=========================================================================

Apparel Retail-2.37%

Abercrombie & Fitch Co.-Class A(a)                200,000       3,564,000
-------------------------------------------------------------------------
AnnTaylor Stores Corp.(a)                         103,800       2,432,034
-------------------------------------------------------------------------
Gap, Inc. (The)                                   500,000       5,885,000
=========================================================================
                                                               11,881,034
=========================================================================

Apparel, Accessories & Luxury Goods-0.44%

Coach, Inc.(a)                                     75,000       2,231,250
=========================================================================

Application Software-1.94%

Activision, Inc.(a)                               125,000       2,562,500
-------------------------------------------------------------------------
Electronic Arts Inc.(a)(b)                         27,500       1,790,800
-------------------------------------------------------------------------
Intuit Inc.(a)                                     55,000       2,855,600
-------------------------------------------------------------------------
PeopleSoft, Inc.(a)                               140,000       2,534,000
=========================================================================
                                                                9,742,900
=========================================================================

Automobile Manufacturers-0.86%

Porsche A.G.-Pfd. (Germany)                         9,000       4,316,023
=========================================================================

Banks-2.77%

Bank of America Corp.                              60,000       4,188,000
-------------------------------------------------------------------------
Kookmin Bank (South Korea)                        150,000       4,975,490
-------------------------------------------------------------------------
Synovus Financial Corp.                           230,000       4,712,700
=========================================================================
                                                               13,876,190
=========================================================================

Biotechnology-1.51%

Amgen Inc.(a)                                      70,000       3,259,200
-------------------------------------------------------------------------
Charles River Laboratories International,
  Inc.(a)                                          42,000       1,543,500
-------------------------------------------------------------------------
Gilead Sciences, Inc.(a)                           80,000       2,779,200
=========================================================================
                                                                7,581,900
=========================================================================

Brewers-0.74%

Anheuser-Busch Cos., Inc.                          70,000       3,693,200
=========================================================================

Broadcasting & Cable TV-1.54%

Clear Channel Communications, Inc.(a)             135,000       5,001,750
-------------------------------------------------------------------------
Westwood One, Inc.(a)                              75,000       2,722,500
=========================================================================
                                                                7,724,250
=========================================================================

Computer & Electronics Retail-0.79%

CDW Computer Centers, Inc.(a)                      75,000       3,976,500
=========================================================================

Computer Hardware-3.84%

Dell Computer Corp.(a)                            390,000      11,157,900
-------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
Computer Hardware-(Continued)

Hewlett-Packard Co.                               165,000    $  2,607,000
-------------------------------------------------------------------------
International Business Machines Corp.              70,000       5,525,800
=========================================================================
                                                               19,290,700
=========================================================================

Consumer Finance-1.11%

MBNA Corp.                                        275,000       5,585,250
=========================================================================

Data Processing Services-0.81%

Fiserv, Inc.(a)                                   130,000       4,061,200
=========================================================================

Department Stores-1.22%

Kohl's Corp.(a)                                    45,000       2,630,250
-------------------------------------------------------------------------
Nordstrom, Inc.                                   175,000       3,486,000
=========================================================================
                                                                6,116,250
=========================================================================

Distillers & Vintners-0.63%

Constellation Brands, Inc.-Class A(a)             125,000       3,166,250
=========================================================================

Diversified Commercial Services-1.94%

Apollo Group, Inc.-Class A(a)                      70,000       2,905,000
-------------------------------------------------------------------------
H&R Block, Inc.                                    85,000       3,772,300
-------------------------------------------------------------------------
Weight Watchers International, Inc.(a)             65,000       3,077,750
=========================================================================
                                                                9,755,050
=========================================================================

Diversified Financial Services-7.17%

American Express Co.                              100,000       3,637,000
-------------------------------------------------------------------------
Citigroup Inc.                                    145,000       5,357,750
-------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                    60,000       4,296,000
-------------------------------------------------------------------------
J.P. Morgan Chase & Co.                           225,000       4,668,750
-------------------------------------------------------------------------
Lehman Brothers Holdings Inc.                      75,000       3,995,250
-------------------------------------------------------------------------
Moody's Corp.                                      60,000       2,826,000
-------------------------------------------------------------------------
Morgan Stanley                                    115,000       4,475,800
-------------------------------------------------------------------------
SLM Corp.                                          40,000       4,109,600
-------------------------------------------------------------------------
Stilwell Financial, Inc.                          225,000       2,634,750
=========================================================================
                                                               36,000,900
=========================================================================

Drug Retail-0.39%

CVS Corp.                                          70,000       1,941,100
=========================================================================

Employment Services-0.67%

Robert Half International Inc.(a)                 200,000       3,340,000
=========================================================================

Food Distributors-0.79%

Sysco Corp.                                       125,000       3,960,000
=========================================================================

Food Retail-0.51%

Whole Foods Market, Inc.(a)                        55,000       2,565,970
=========================================================================

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------

General Merchandise Stores-1.06%

Family Dollar Stores, Inc.                         75,000    $  2,309,250
-------------------------------------------------------------------------
Target Corp.                                      100,000       3,012,000
=========================================================================
                                                                5,321,250
=========================================================================

Health Care Distributors & Services-0.78%

AdvancePCS(a)                                      80,000       2,008,000
-------------------------------------------------------------------------
Express Scripts, Inc.(a)                           35,000       1,896,300
=========================================================================
                                                                3,904,300
=========================================================================

Health Care Equipment-4.03%

Becton, Dickinson & Co.                            75,000       2,213,250
-------------------------------------------------------------------------
Boston Scientific Corp.(a)                         75,000       2,822,250
-------------------------------------------------------------------------
Medtronic, Inc.                                   160,000       7,168,000
-------------------------------------------------------------------------
St. Jude Medical, Inc.(a)                          73,000       2,599,530
-------------------------------------------------------------------------
Varian Medical Systems, Inc.(a)                    48,000       2,314,560
-------------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                           75,000       3,091,500
=========================================================================
                                                               20,209,090
=========================================================================

Health Care Facilities-1.60%

HCA Inc.                                          105,000       4,566,450
-------------------------------------------------------------------------
Tenet Healthcare Corp.(a)                         120,000       3,450,000
=========================================================================
                                                                8,016,450
=========================================================================

Health Care Supplies-0.98%

Alcon, Inc. (Switzerland)(a)                      120,000       4,922,400
=========================================================================

Home Improvement Retail-1.30%

Home Depot, Inc. (The)                            225,000       6,498,000
=========================================================================

Homebuilding-0.96%

KB Home                                            50,000       2,360,000
-------------------------------------------------------------------------
Toll Brothers, Inc.(a)                            120,000       2,457,600
=========================================================================
                                                                4,817,600
=========================================================================

Hotels, Resorts & Cruise Lines-1.36%

Royal Caribbean Cruises Ltd.                      200,000       3,672,000
-------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.         135,000       3,145,500
=========================================================================
                                                                6,817,500
=========================================================================

Household Appliances-0.70%

Black & Decker Corp. (The)                         75,000       3,507,000
=========================================================================

Household Products-1.88%

Colgate-Palmolive Co.                              35,000       1,924,300
-------------------------------------------------------------------------
Procter & Gamble Co. (The)                         85,000       7,518,250
=========================================================================
                                                                9,442,550
=========================================================================

Integrated Telecommunication Services-0.91%

AT&T Corp.                                        350,000       4,564,000
=========================================================================

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------

Internet Retail-1.47%

Amazon.com, Inc.(a)                               135,000    $  2,613,600
-------------------------------------------------------------------------
eBay Inc.(a)                                       75,000       4,744,500
=========================================================================
                                                                7,358,100
=========================================================================

Internet Software & Services-0.59%

Yahoo! Inc.(a)                                    200,000       2,984,000
=========================================================================

IT Consulting & Services-0.73%

Affiliated Computer Services, Inc.-Class A(a)      80,000       3,684,000
=========================================================================

Life & Health Insurance-0.70%

AFLAC Inc.                                        115,000       3,500,600
=========================================================================

Managed Health Care-3.08%

Aetna Inc.                                         62,500       2,518,750
-------------------------------------------------------------------------
Anthem, Inc.(a)                                    80,000       5,040,000
-------------------------------------------------------------------------
Caremark Rx, Inc.(a)                              100,000       1,770,000
-------------------------------------------------------------------------
First Health Group Corp.(a)                        95,000       2,468,100
-------------------------------------------------------------------------
UnitedHealth Group Inc.                            40,000       3,638,000
=========================================================================
                                                               15,434,850
=========================================================================

Motorcycle Manufacturers-0.78%

Harley-Davidson, Inc.                              75,000       3,922,500
=========================================================================

Multi-Line Insurance-1.97%

American International Group, Inc.                 95,000       5,942,250
-------------------------------------------------------------------------
Hartford Financial Services Group, Inc. (The)     100,000       3,950,000
=========================================================================
                                                                9,892,250
=========================================================================

Networking Equipment-2.47%

Cisco Systems, Inc.(a)                            850,000       9,503,000
-------------------------------------------------------------------------
Juniper Networks, Inc.(a)                         500,000       2,912,500
=========================================================================
                                                               12,415,500
=========================================================================

Packaged Foods & Meats-0.61%

Sara Lee Corp.                                    135,000       3,082,050
=========================================================================

Pharmaceuticals-12.17%

Barr Laboratories, Inc.(a)                         31,000       1,823,730
-------------------------------------------------------------------------
Forest Laboratories, Inc.(a)                       40,000       3,919,600
-------------------------------------------------------------------------
Johnson & Johnson                                 225,000      13,218,750
-------------------------------------------------------------------------
Lilly (Eli) & Co.                                  65,000       3,607,500
-------------------------------------------------------------------------
Pfizer Inc.                                       325,000      10,325,250
-------------------------------------------------------------------------
Pharmacia Corp.                                   330,000      14,190,000
-------------------------------------------------------------------------
Shire Pharmaceuticals Group PLC-ADR (United
  Kingdom)(a)                                     110,000       2,569,600
-------------------------------------------------------------------------
Taro Pharmaceutical Industries Ltd.
  (Israel)(a)                                      52,000       1,807,000
-------------------------------------------------------------------------
Teva Pharmaceutical industries Ltd.-ADR
  (Israel)                                         57,000       4,413,510
-------------------------------------------------------------------------
Wyeth                                             155,000       5,192,500
=========================================================================
                                                               61,067,440
=========================================================================

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------

Publishing-0.53%

Tribune Co.                                        55,000    $  2,642,750
=========================================================================

Restaurants-1.33%

Starbucks Corp.(a)                                175,000       4,156,250
-------------------------------------------------------------------------
Wendy's International, Inc.                        80,000       2,534,400
=========================================================================
                                                                6,690,650
=========================================================================

Semiconductor Equipment-5.11%

Applied Materials, Inc.(a)                        850,000      12,775,500
-------------------------------------------------------------------------
Entegris Inc.(a)                                  225,000       1,937,250
-------------------------------------------------------------------------
KLA-Tencor Corp.(a)                                60,000       2,137,800
-------------------------------------------------------------------------
Lam Research Corp.(a)                             700,000       8,813,000
=========================================================================
                                                               25,663,550
=========================================================================

Semiconductors-6.69%

Analog Devices, Inc.(a)                           250,000       6,700,000
-------------------------------------------------------------------------
Intel Corp.                                       225,000       3,892,500
-------------------------------------------------------------------------
Linear Technology Corp.                           150,000       4,146,000
-------------------------------------------------------------------------
Maxim Integrated Products, Inc.                   125,000       3,980,000
-------------------------------------------------------------------------
Microchip Technology Inc.                         250,000       6,100,000
-------------------------------------------------------------------------
Micron Technology, Inc.(a)                        300,000       4,800,000
-------------------------------------------------------------------------
STMicroelectronics N.V.-New York Shares
  (Netherlands)                                   200,000       3,934,000
=========================================================================
                                                               33,552,500
=========================================================================

Specialty Stores-1.63%

Bed Bath & Beyond Inc.(a)                         100,000       3,546,000
-------------------------------------------------------------------------
Blockbuster Inc.-Class A                          100,000       2,397,000
-------------------------------------------------------------------------
Michaels Stores, Inc.(a)                           50,000       2,248,000
=========================================================================
                                                                8,191,000
=========================================================================

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------

Systems Software-6.36%

Computer Associates International, Inc.           185,000    $  2,749,100
-------------------------------------------------------------------------
Microsoft Corp.(a)                                370,000      19,783,900
-------------------------------------------------------------------------
Oracle Corp.(a)                                   625,000       6,368,750
-------------------------------------------------------------------------
Symantec Corp.(a)                                  75,000       3,000,000
=========================================================================
                                                               31,901,750
=========================================================================

Telecommunications Equipment-0.48%

QUALCOMM Inc.(a)                                   70,000       2,416,400
=========================================================================

Wireless Telecommunication Services-0.75%

AT&T Wireless Services Inc.(a)                    300,000       2,061,000
-------------------------------------------------------------------------
Nextel Communications, Inc.-Class A(a)            150,000       1,692,000
=========================================================================
                                                                3,753,000
=========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $488,560,430)                           482,409,347
=========================================================================

                                               PRINCIPAL
                                                 AMOUNT
U.S. TREASURY BILLS-0.40%

  1.57%, 12/19/02 (Cost $1,995,813)(c)         $2,000,000       1,995,813
=========================================================================

                                                 SHARES
MONEY MARKET FUNDS-2.88%

STIC Liquid Assets Portfolio(d)                 7,236,519       7,236,519
-------------------------------------------------------------------------
STIC Prime Portfolio(d)                         7,236,519       7,236,519
=========================================================================
    Total Money Market Funds (Cost
      $14,473,038)                                             14,473,038
=========================================================================
TOTAL INVESTMENTS-99.41% (Cost $505,029,281)                  498,878,198
=========================================================================
OTHER ASSETS LESS LIABILITIES-0.59%                             2,977,494
=========================================================================
NET ASSETS-100.00%                                           $501,855,692
_________________________________________________________________________
=========================================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Pfd.  - Preferred

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 7.
(c) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

Statement of Assets and Liabilities

October 31, 2002

ASSETS:

Investments, at market value (cost
  $505,029,281)*                                 $498,878,198
-------------------------------------------------------------
Foreign currencies, at value (cost $3,692,571)      3,673,730
-------------------------------------------------------------
Receivables for:
  Investments sold                                 22,537,528
-------------------------------------------------------------
  Fund shares sold                                    237,461
-------------------------------------------------------------
  Dividends                                           184,367
-------------------------------------------------------------
Investment for deferred compensation plan              20,129
-------------------------------------------------------------
Collateral for securities loaned                    6,832,380
-------------------------------------------------------------
Other assets                                           89,980
=============================================================
     Total assets                                 532,453,773
_____________________________________________________________
=============================================================


LIABILITIES:

Payables for:
  Investments purchased                            20,785,760
-------------------------------------------------------------
  Fund shares reacquired                            1,861,765
-------------------------------------------------------------
  Options written (premiums received $69,460)          61,187
-------------------------------------------------------------
  Deferred compensation plan                           20,129
-------------------------------------------------------------
  Collateral upon return of securities loaned       6,832,380
-------------------------------------------------------------
Accrued distribution fees                             452,708
-------------------------------------------------------------
Accrued trustees' fees                                  1,176
-------------------------------------------------------------
Accrued transfer agent fees                           408,893
-------------------------------------------------------------
Accrued operating expenses                            174,083
=============================================================
     Total liabilities                             30,598,081
=============================================================
Net assets applicable to shares outstanding      $501,855,692
_____________________________________________________________
=============================================================


NET ASSETS:

Class A                                          $190,252,593
_____________________________________________________________
=============================================================
Class B                                          $223,665,513
_____________________________________________________________
=============================================================
Class C                                          $ 87,937,586
_____________________________________________________________
=============================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Class A                                            31,711,909
_____________________________________________________________
=============================================================
Class B                                            38,124,758
_____________________________________________________________
=============================================================
Class C                                            14,990,675
_____________________________________________________________
=============================================================
Class A:
  Net asset value per share                      $       6.00
-------------------------------------------------------------
  Offering price per share:
     (Net asset value of $6.00 divided by
       94.50%)                                   $       6.35
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per share   $       5.87
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per share   $       5.87
_____________________________________________________________
=============================================================


* At October 31, 2002, securities with an aggregate market value of $6,590,119 were on loan to brokers.
Statement of Operations

For the year ended October 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $35,121)                                      $   3,393,852
-------------------------------------------------------------
Dividends from affiliated money market funds          560,524
-------------------------------------------------------------
Interest                                               14,055
-------------------------------------------------------------
Security lending income                               255,265
=============================================================
     Total investment income                        4,223,696
=============================================================

EXPENSES:

Advisory fees                                       6,351,166
-------------------------------------------------------------
Administrative services fees                          145,864
-------------------------------------------------------------
Custodian fees                                        137,576
-------------------------------------------------------------
Distribution fees -- Class A                          993,200
-------------------------------------------------------------
Distribution fees -- Class B                        3,310,084
-------------------------------------------------------------
Distribution fees -- Class C                        1,324,161
-------------------------------------------------------------
Transfer agent fees                                 4,364,586
-------------------------------------------------------------
Trustees' fees                                         12,401
-------------------------------------------------------------
Other                                                 428,170
=============================================================
     Total expenses                                17,067,208
=============================================================
Less: Fees waived                                      (5,666)
-------------------------------------------------------------
    Expenses paid indirectly                          (12,587)
=============================================================
    Net expenses                                   17,048,955
=============================================================
Net investment income (loss)                      (12,825,259)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FUTURES CONTRACTS AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          (204,315,367)
-------------------------------------------------------------
  Foreign currencies                                 (126,522)
-------------------------------------------------------------
  Futures contracts                                   760,783
-------------------------------------------------------------
  Option contracts written                            967,974
=============================================================
                                                 (202,713,132)
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                            63,154,998
-------------------------------------------------------------
  Foreign currencies                                  (18,842)
-------------------------------------------------------------
  Option contracts written                              8,273
=============================================================
                                                   63,144,429
=============================================================
Net gain (loss) from investment securities,
  foreign currencies, futures contracts and
  option contracts                               (139,568,703)
=============================================================
Net increase (decrease) in net assets
  resulting from operations                     $(152,393,962)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.

Statement of Changes in Net Assets

For the years ended October 31, 2002 and 2001

                                                                   2002              2001
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $  (12,825,259)   $  (17,536,932)
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, futures contracts and option
    contracts                                                   (202,713,132)     (545,282,682)
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and option
    contracts                                                     63,144,429      (352,555,160)
==============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 (152,393,962)     (915,374,774)
==============================================================================================
Share transactions-net:
  Class A                                                        (64,886,914)       (4,824,124)
----------------------------------------------------------------------------------------------
  Class B                                                        (75,460,458)       19,065,645
----------------------------------------------------------------------------------------------
  Class C                                                        (35,199,684)        5,699,957
==============================================================================================
    Net increase (decrease) in net assets                       (327,941,018)     (895,433,296)
==============================================================================================

NET ASSETS:

  Beginning of year                                              829,796,710     1,725,230,006
==============================================================================================
  End of year                                                 $  501,855,692    $  829,796,710
______________________________________________________________________________________________
==============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $1,411,375,359    $1,599,864,940
----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (36,813)          (27,556)
----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, futures contracts and
    option contracts                                            (903,321,202)     (700,734,593)
----------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies and option contracts           (6,161,652)      (69,306,081)
==============================================================================================
                                                              $  501,855,692    $  829,796,710
______________________________________________________________________________________________
==============================================================================================

See Notes to Financial Statements.

Notes to Financial Statements

October 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Dent Demographic Trends Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

H. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

I. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). H.S. Dent Advisors, Inc. ("H.S. Dent") is the Fund's subadvisor. Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the first $2 billion of the Fund's average daily net assets, plus 0.80% of the Fund's average daily net assets exceeding $2 billion. Under the terms of a subadvisory agreement between AIM and H.S. Dent, AIM pays H.S. Dent at the annual rate of 0.13% of the first $1 billion of the Fund's average daily net assets, plus 0.10% of the next $1 billion of the Fund's average daily net assets, plus 0.07% of the Fund's average daily net assets exceeding $2 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2002, AIM waived fees of $5,666.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2002, AIM was paid $145,864 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2002, AFS retained $2,443,344 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the master distribution agreements, for the year ended October 31, 2002, the Class A, Class B and Class C shares paid $993,200, $3,310,084 and $1,324,161, respectively.

  AIM Distributors retained commissions of $131,333 from sales of the Class A shares of the Fund during the year ended October 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2002, AIM Distributors retained $3,253, $137 and $24,297 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the year ended October 31, 2002, the Fund paid legal fees of $6,862 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended October 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $12,564 and reductions in custodian fees of $23 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $12,587.
NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At October 31, 2002, securities with an aggregate value of $6,590,119 were on loan to brokers. The loans were secured by cash collateral of $6,832,380 received by the Fund and invested in STIC Liquid Assets Portfolio, an affiliated money market fund. For the year ended October 31, 2002, the Fund received fees of $255,265 for securities lending.

NOTE 7--CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 2002 are summarized as follows:

                                      CALL OPTION CONTRACTS
                                     ------------------------
                                     NUMBER OF     PREMIUMS
                                     CONTRACTS     RECEIVED
-------------------------------------------------------------
Beginning of year                          --     $        --
-------------------------------------------------------------
Written                                25,223       3,895,258
-------------------------------------------------------------
Closed                                (21,423)     (3,028,231)
-------------------------------------------------------------
Exercised                              (2,425)       (574,834)
-------------------------------------------------------------
Expired                                (1,100)       (222,733)
=============================================================
End of year                               275     $    69,460
_____________________________________________________________
=============================================================


  Open call options written at October 31, 2002 were as follows:

                                                                 OCTOBER 31,
                                                                    2002
                      CONTRACT   STRIKE   NUMBER OF   PREMIUMS     MARKET       UNREALIZED
ISSUE                  MONTH     PRICE    CONTRACTS   RECEIVED      VALUE      APPRECIATION
-------------------------------------------------------------------------------------------
Electronic Arts Inc.   Dec-02     $70         275     $69,460      $61,187        $8,273
___________________________________________________________________________________________
===========================================================================================

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2002 and 2001.

Tax Components of Beneficial Interest:

As of October 31, 2002, the components of beneficial interest on a tax basis were as follows:

Unrealized appreciation
  (depreciation) -- investments                $  (24,040,280)
-------------------------------------------------------------
Temporary book/tax differences                        (36,813)
-------------------------------------------------------------
Capital loss carryforward                        (885,442,574)
-------------------------------------------------------------
Shares of beneficial interest                   1,411,375,359
=============================================================
                                               $  501,855,692
_____________________________________________________________
=============================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales. Amount includes appreciation (depreciation) on foreign currencies and option contracts written of $(10,569).

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
-----------------------------------------------------------
October 31, 2007                               $  3,389,675
-----------------------------------------------------------
October 31, 2008                                144,576,334
-----------------------------------------------------------
October 31, 2009                                541,794,870
-----------------------------------------------------------
October 31, 2010                                195,681,695
===========================================================
                                               $885,442,574
___________________________________________________________
===========================================================

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2002 was $1,344,963,173 and $1,518,730,510, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2002 is as follows:

Aggregate unrealized appreciation of investment
  securities                                     $ 30,032,233
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                           (54,061,944)
=============================================================
Net unrealized appreciation (depreciation) of
  investment securities                          $(24,029,711)
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $522,907,909.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of foreign currency transactions, a net operating loss reclassification and other reclassifications, on October 31, 2002, undistributed net investment income (loss) was increased by $12,816,002, undistributed net realized gain (loss) increased by $126,523 and shares of beneficial interest decreased by $12,942,525. This reclassification had no effect on the net assets of the Fund.


NOTE 11--SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2002 and 2001 were as follows:

                                                                          2002                            2001
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       5,752,818*   $  44,745,859*    12,849,753    $ 144,467,400
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       3,503,829       26,984,220     11,680,092      132,373,521
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,824,515       14,029,736      6,058,052       68,141,585
==========================================================================================================================
Reacquired:
  Class A                                                     (15,019,465)    (109,632,773)   (15,179,735)    (149,291,524)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (14,355,627)*   (102,444,678)*  (11,736,735)    (113,307,876)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (6,815,024)     (49,229,420)    (6,377,405)     (62,441,628)
==========================================================================================================================
                                                              (25,108,954)   $(175,547,056)    (2,705,978)   $  19,941,478
__________________________________________________________________________________________________________________________
==========================================================================================================================

* Includes automatic conversion of 217,773 shares of Class B shares in the amount of $1,628,659 to 214,960 shares of Class A shares in the amount of $1,628,659.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                      CLASS A
                                                              -------------------------------------------------------
                                                                                                       JUNE 7, 1999
                                                                                                     (DATE OPERATIONS
                                                                    YEAR ENDED OCTOBER 31,            COMMENCED) TO
                                                              -----------------------------------      OCTOBER 31,
                                                                2002           2001        2000            1999
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   7.62       $  15.40    $  12.14        $  10.00
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.12)         (0.12)      (0.11)          (0.03)
---------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (1.50)         (7.66)       3.37            2.17
=====================================================================================================================
    Total from investment operations                             (1.62)         (7.78)       3.26            2.14
=====================================================================================================================
Net asset value, end of period                                $   6.00       $   7.62    $  15.40        $  12.14
_____________________________________________________________________________________________________________________
=====================================================================================================================
Total return(a)                                                 (21.26)%       (50.52)%     26.85%          21.40%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $190,253       $312,377    $666,929        $163,872
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratio of expenses to average net assets                           1.87%(b)       1.64%       1.50%           1.60%(c)(d)
=====================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.31)%(b)     (1.04)%     (0.93)%         (1.00)%(d)
_____________________________________________________________________________________________________________________
=====================================================================================================================
Portfolio turnover rate                                            189%           143%         90%             29%
_____________________________________________________________________________________________________________________
=====================================================================================================================

(a) Includes adjustments in accordance with general accepted accounting principles, does not include sales charges and is not annualized for periods less than one year.
(b)  Ratios are based on average daily net assets of $283,771,505.
(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.65% (annualized).
(d)  Annualized.

                                                                                      CLASS B
                                                              -------------------------------------------------------
                                                                                                       JUNE 7, 1999
                                                                                                     (DATE OPERATIONS
                                                                    YEAR ENDED OCTOBER 31,            COMMENCED) TO
                                                              -----------------------------------      OCTOBER 31,
                                                                2002           2001        2000            1999
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   7.50       $  15.26    $  12.11        $  10.00
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.17)         (0.18)      (0.18)          (0.04)
---------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (1.46)         (7.58)       3.33            2.15
=====================================================================================================================
    Total from investment operations                             (1.63)         (7.76)       3.15            2.11
=====================================================================================================================
Net asset value, end of period                                $   5.87       $   7.50    $  15.26        $  12.11
_____________________________________________________________________________________________________________________
=====================================================================================================================
Total return(a)                                                 (21.73)%       (50.85)%     26.01%          21.10%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $223,666       $367,494    $748,480        $177,430
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratio of expenses to average net assets                           2.53%(b)       2.32%       2.17%           2.24%(c)(d)
=====================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.97)%(b)     (1.72)%     (1.60)%         (1.64)%(d)
_____________________________________________________________________________________________________________________
=====================================================================================================================
Portfolio turnover rate                                            189%           143%         90%             29%
_____________________________________________________________________________________________________________________
=====================================================================================================================

(a) Includes adjustments in accordance with general accepted accounting principles, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(b)  Ratios are based on average daily net assets of $331,008,412.
(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.29% (annualized).
(d)  Annualized.

                                                                                     CLASS C
                                                              ------------------------------------------------------
                                                                                                      JUNE 7, 1999
                                                                                                    (DATE OPERATIONS
                                                                    YEAR ENDED OCTOBER 31,           COMMENCED) TO
                                                              ----------------------------------      OCTOBER 31,
                                                               2002           2001        2000            1999
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  7.50       $  15.26    $  12.11        $ 10.00
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.17)         (0.19)      (0.17)         (0.04)
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (1.46)         (7.57)       3.32           2.15
====================================================================================================================
    Total from investment operations                            (1.63)         (7.76)       3.15           2.11
====================================================================================================================
Net asset value, end of period                                $  5.87       $   7.50    $  15.26        $ 12.11
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(a)                                                (21.73)%       (50.85)%     26.01%         21.10%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $87,938       $149,925    $309,821        $51,605
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets                          2.53%(b)       2.32%       2.17%          2.24%(c)(d)
====================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.97)%(b)     (1.72)%     (1.60)%        (1.64)%(d)
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate                                           189%           143%         90%            29%
____________________________________________________________________________________________________________________
====================================================================================================================

(a) Includes adjustments in accordance with general accepted accounting principles, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(b)  Ratios are based on average daily net assets of $132,416,045.
(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.29% (annualized).
(d)  Annualized.

Report of Independent Auditors

To the Shareholders of AIM Dent Demographic Trends Fund and Board of Trustees of AIM Equity Funds:



We have audited the accompanying statement of assets and liabilities of AIM Dent Demographic Trends Fund (a portfolio AIM Equity Funds), including the schedule of investments, as of October 31, 2002, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented from commencement of operations through October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Dent Demographic Trends Fund as of October 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                                     /s/ ERNST & YOUNG LLP
Houston, Texas
December 10, 2002

OTHER INFORMATION

Trustees and Officers

As of December 31, 2001

The address of each trustee and officer of AIM Equity Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                   Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                       Held by Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Interested Persons
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham* -- 1946       1988               Chairman, President and Chief Executive   None
   Trustee, Chairman and                              Officer, A I M Management Group Inc.
   President                                          (financial services holding company);
                                                      Chairman and President, A I M Advisors,
                                                      Inc. (registered investment advisor);
                                                      Director and Senior Vice President,
                                                      A I M Capital Management, Inc.
                                                      (registered investment advisor);
                                                      Chairman, A I M Distributors, Inc.
                                                      (registered broker dealer), A I M Fund
                                                      Services, Inc. (registered transfer
                                                      agent), and Fund Management Company
                                                      (registered broker dealer); and
                                                      Director and Vice Chairman, AMVESCAP
                                                      PLC (parent of AIM and a global
                                                      investment management firm)
-------------------------------------------------------------------------------------------------------------------------------

   Independent Trustees
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001               Of Counsel, law firm of Baker &           Badgley Funds, Inc. (registered
   Trustee                                            McKenzie                                  investment company)
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993               Chairman, Crockett Technology             ACE Limited (insurance
   Trustee                                            Associates (technology consulting         company); and Captaris, Inc.
                                                      company)                                  (unified messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000               Chairman, Cortland Trust, Inc.            None
   Trustee                                            (registered investment company) and DHJ
                                                      Media, Inc.; Director, Magellan
                                                      Insurance Company; Member of Advisor
                                                      Board of Rotary Power International
                                                      (designer, manufacturer, and seller of
                                                      rotary power engines); formerly,
                                                      Director, President and CEO, Volvo
                                                      Group North America, Inc.; and director
                                                      of various affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998               Formerly, Chairman, Mercantile Mortgage   None
   Trustee                                            Corp.; Vice Chairman, President and
                                                      Chief Operating Officer,
                                                      Mercantile-Safe Deposit & Trust Co.;
                                                      and President, Mercantile Bankshares
                                                      Corp.
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997               Chief Executive Officer, Twenty First     Administaff
   Trustee                                            Century Group, Inc. (government affairs
                                                      company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1988               Partner, law firm of Kramer Levin         Cortland Trust, Inc.
   Trustee                                            Naftalis and Frankel LLP                  (registered investment company)
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998               Formerly, Chief Executive Officer, YWCA   None
   Trustee                                            of the USA
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1988               Partner, law firm of Pennock & Cooper     None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001               Retired                                   None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          1989               Executive Vice President, Development     None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-------------------------------------------------------------------------------------------------------------------------------

 * Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of December 31, 2001


The address of each trustee and officer of AIM Equity Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                   Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                       Held by Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Other Officers
-------------------------------------------------------------------------------------------------------------------------------

   Gary T. Crum -- 1947            1988               Director and President, A I M Capital     N/A
   Senior Vice President                              Management, Inc.; Director and
                                                      Executive Vice President, A I M
                                                      Management Group Inc.; Director and
                                                      Senior Vice President, A I M Advisors,
                                                      Inc.; and Director, A I M Distributors,
                                                      Inc. and AMVESCAP PLC
-------------------------------------------------------------------------------------------------------------------------------

   Carol F. Relihan -- 1954        1988               Director, Senior Vice President,          N/A
   Senior Vice President and                          General Counsel and Secretary, A I M
   Secretary                                          Advisors, Inc. and A I M Management
                                                      Group Inc.; Director, Vice President
                                                      and General Counsel, Fund Management
                                                      Company; and Vice President, A I M Fund
                                                      Services, Inc., A I M Capital
                                                      Management, Inc. and A I M
                                                      Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Melville B. Cox -- 1943         1992               Vice President and Chief Compliance       N/A
   Vice President                                     Officer, A I M Advisors, Inc. and A I M
                                                      Capital Management, Inc.; and Vice
                                                      President, A I M Fund Services, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen -- 1940         1999               Vice President, A I M Advisors, Inc.      N/A
   Vice President                                     and A I M Capital Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Dana R. Sutton -- 1959          1988               Vice President and Fund Treasurer,        N/A
   Vice President and Treasurer                       A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------
The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND        INVESTMENT ADVISOR         DISTRIBUTOR                AUDITORS                    SUB-ADVISOR
11 Greenway Plaza         A I M Advisors, Inc.       A I M Distributors, Inc.   Ernst & Young LLP           H.S. Dent Advisors, Inc.
Suite 100                 11 Greenway Plaza          11 Greenway Plaza          5 Houston Center            6515 Gwin Road
Houston, TX 77046         Suite 100                  Suite 100                  1401 McKinney               Oakland, CA 94611
                          Houston, TX 77046          Houston, TX 77046          Suite 1200
                                                                                Houston, TX 77010

COUNSEL TO THE FUND       COUNSEL TO THE TRUSTEES    TRANSFER AGENT             CUSTODIAN
Ballard Spahr             Kramer, Levin, Naftalis &  A I M Fund Services, Inc.  State Street Bank and Trust
Andrews & Ingersoll, LLP  Frankel LLP                P.O. Box 4739              Company
1735 Market Street        919 Third Avenue           Houston, TX 77210-4739     225 Franklin Street
Philadelphia, PA 19103    New York, NY 10022                                    Boston, MA 02110

The AIM Family of Funds--Registered Trademark--

================================================================================

                                     [ART]

                                 MORE AGGRESSIVE

                                 SECTOR EQUITY

                          INTERNATIONAL/GLOBAL EQUITY

                                DOMESTIC EQUITY

                                  FIXED INCOME

                               MORE CONSERVATIVE


================================================================================

                                                                                                    FIXED INCOME

              DOMESTIC EQUITY                 INTERNATIONAL/GLOBAL EQUITY                              TAXABLE

             MORE AGGRESSIVE                        MORE AGGRESSIVE                                MORE AGGRESSIVE
AIM Emerging Growth Fund               AIM Developing Markets Fund                    AIM High Yield Fund II
AIM Small Cap Growth Fund(1)           AIM European Small Company Fund                AIM High Yield Fund
AIM Aggressive Growth Fund             AIM Asia Pacific Growth Fund(2)                AIM Strategic Income Fund
AIM Opportunities I Fund(2),(3)        AIM International Emerging Growth Fund         AIM Income Fund
AIM Mid Cap Growth Fund                AIM Global Aggressive Growth Fund              AIM Global Income Fund
AIM Libra Fund                         AIM European Growth Fund(2)                    AIM Total Return Bond Fund
AIM Dent Demographic Trends Fund       AIM International Growth Fund(2)               AIM Intermediate Government Fund
AIM Opportunities II Fund(2),(3)       AIM Global Growth Fund                         AIM Short Term Bond Fund
AIM Constellation Fund                 AIM Worldwide Spectrum Fund                    AIM Floating Rate Fund
AIM Large Cap Growth Fund              AIM Global Trends Fund                         AIM Limited Maturity Treasury Fund(4),(5)
AIM Weingarten Fund                    AIM International Core Equity Fund(2)          AIM Money Market Fund
AIM Opportunities III Fund(2),(3)
AIM Small Cap Equity Fund                          MORE CONSERVATIVE                              MORE CONSERVATIVE
AIM Capital Development Fund
AIM Mid Cap Core Equity Fund(2)                      SECTOR EQUITY                                     TAX-FREE
AIM Select Equity Fund
AIM Premier Equity II Fund(2)                       MORE AGGRESSIVE                                MORE AGGRESSIVE
AIM Premier Equity Fund(2)
AIM Blue Chip Fund                     AIM New Technology Fund                        AIM High Income Municipal Fund
AIM Mid Cap Basic Value Fund           AIM Global Science and Technology Fund(2)      AIM Municipal Bond Fund
AIM Large Cap Core Equity Fund         AIM Global Energy Fund                         AIM Tax-Free Intermediate Fund(4),(5)
AIM Charter Fund                       AIM Global Financial Services Fund             AIM Tax-Exempt Cash Fund
AIM Basic Value Fund                   AIM Global Health Care Fund
AIM Large Cap Basic Value Fund         AIM Global Utilities Fund                                  MORE CONSERVATIVE
AIM Balanced Fund*                     AIM Real Estate Fund
AIM Basic Balanced Fund*                                                                           [AIM FUNDS LOGO]
                                                   MORE CONSERVATIVE                           --Registered Trademark--
            MORE CONSERVATIVE

*Domestic equity and income fund


Equity and fixed-income funds are shown from more aggressive to more conservative. When assessing the degree of risk, qualitative and quantitative factors considered included the funds' portfolio holdings, diversification permitted within the fund, the funds' standard deviations for three, five, 10, 15, 20 and 25 years, R-squared and beta analysis relative to the style-specific benchmarks, and the possibility of incorporating portfolio management tools such as leverage, derivatives and short selling. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For more information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (2) The following fund name changes became effective 7/1/02: AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3) Effective Oct. 1, 2002, the fund reopened to new investors. (4)Class A shares closed to new investors on Oct. 30, 2002. (5)Class A3 shares were first offered on October 31, 2002.

    For more complete information about any AIM Fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read it carefully before investing. This brochure is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus, which contains more complete information, including sales charges and expenses. Please read it carefully before investing. If used after Jan. 20, 2003, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end.

A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and manages $117 billion in assets for approximately 9 million shareholders, including individual investors, corporate clients and financial institutions. The AIM Family of Funds--Registered Trademark-- is distributed nationwide. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $323 billion in assets under management. As of 9/30/02.

================================================================================

                               [POSTAGE GRAPHIC]

                                   PRSRT STD

                                   US POSTAGE

                                      PAID

                                PERMIT NO. 1919

                                 HOUSTON, TEXAS

================================================================================
                                                                        DDT-AR-1
A I M Distributors, Inc.

                        ANNUAL REPORT / OCTOBER 31, 2002

                            AIM EMERGING GROWTH FUND

                                  [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                               AIMinvestments.com

================================================================================

                                 [COVER IMAGE]

                         INDOOR CYCLING BY LEROY NEIMAN

LIKE A BICYCLIST BATTLING TO TAKE THE LEAD IN A HOTLY CONTESTED RACE, COMPANIES

  VIE FOR POSITION WITHIN THEIR RESPECTIVE INDUSTRIES. IN AIM EMERGING GROWTH

 FUND, WE SEEK TO OWN THE STOCKS OF COMPANIES THAT WE BELIEVE ARE RISING TO THE

                    FOREFRONT IN NEW OR EXISTING INDUSTRIES.

================================================================================

AIM EMERGING GROWTH FUND IS FOR RISK-TOLERANT INVESTORS WHO SEEK LONG-TERM GROWTH OF CAPITAL BY INVESTING IN SECURITIES OF COMPANIES THAT ARE LIKELY TO BENEFIT FROM NEW OR INNOVATIVE PRODUCTS, SERVICES OR PROCESSES.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Emerging Growth Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.

o The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly affect the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

o Investing in small and mid-sized companies may involve greater risk and potential reward than investing in more established companies. Also, small companies may have business risk, significant stock price fluctuations and illiquidity.

o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded blue chip stocks.

o The unmanaged Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization; the Growth segment measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

  AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
    AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

  This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.

                              TO OUR SHAREHOLDERS


                    DEAR SHAREHOLDER:

[PHOTO OF           All of us know how difficult the equity markets were during
ROBERT H.           the fiscal year ended October 31, 2002. We are now in the
GRAHAM]             unenviable position of being able to say we have been in a deeper and longer market downturn than that of 1973-74. We know from experience that these conditions do eventually end, though no one can predict exactly when.

                       We are encouraged, however, by the fact that as I write
                    this letter, the U.S. equity market has had several positive weeks in a row. Whether this is the start of a long-term positive trend remains to be seen. In the meantime, let me assure you that all of us at AIM continue to work hard on your behalf.

                       In light of continuing market difficulties, I thought you
                    would appreciate detailed information on some of the methods AIM uses to manage your money. This information is presented in the two pages following this letter. I hope it will provide you with a greater understanding of our investment process, and I encourage you to read it carefully. One of our ongoing goals is to keep all of our shareholders well-informed.

BACK TO BASICS

When market conditions are as trying as they have been during the fiscal year covered by this report, it is well to keep some investing fundamentals in mind. First, seek professional advice-it is more important now than ever.

A financial professional can help you:

    o Understand your entire financial profile before selecting individual investments so you can tailor your portfolio to specific goals and timetables.

    o Learn the characteristics of various asset classes. Recently, many investors have been seeking safety in fixed-income investments. Unfortunately, many do not understand that bond prices move in the opposite direction of interest rates. Existing bonds have been rising in value as interest rates have fallen, contributing to attractive total returns. But rates are now so low the upside potential of bond prices is limited. Sooner or later, the economy will expand more robustly, and interest rates will begin to rise. That will lower bond values, reducing total returns. As ever, diversification is an investing fundamental.

    o Develop reasonable expectations. Historically, stocks have averaged about a 10% return per year, bonds less, facts many of us forgot during the 1990s.

YOUR FUND MANAGERS' OBSERVATIONS

In the following pages, your fund's portfolio managers discuss your fund's performance during the fiscal year and the market conditions and investment strategies that affected that performance. I hope you find their comments helpful.

    Growth stocks remained out of favor with investors--a trend that negatively affected the fund's performance. Excluding sales charges, total return was -24.54% for Class A shares for the fiscal year ended October 31, 2002. Over the same period, the Russell 2500 Growth Index returned -20.64%. Nevertheless, we believe the portfolio is in a favorable position to take advantage of a variety of potential market conditions.

    Timely information about your fund and the markets is always available on our Web site, aiminvestments.com. Our Client Services Department can be reached during regular business hours at 800-959-4246.

IMPORTANT NEWS ABOUT AIM

This report features AIM's new logo and Web address, which we have adopted to better reflect our diverse line of investment products. We are well known for our mutual funds, but we also offer solutions for many investment situations through a broad array of products and services including retirement products for employers and individuals, annuities, college savings plans, separately managed accounts, and cash management for businesses.

    I am also pleased to announce that Mark Williamson will become Chief Executive Officer of A I M Management Group Inc., the parent company of your fund's advisor and distributor, on January 1, 2003. I will remain Chairman of AIM. Mark has had a long and distinguished career in the mutual fund industry and I am looking forward to his joining the AIM team.

    Thank you for investing with AIM. I look forward to reporting to you again in six months.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
December 2, 2002


================================================================================

                          ... WE BELIEVE THE PORTFOLIO

                           IS IN A FAVORABLE POSITION

                               TO TAKE ADVANTAGE

                           OF A VARIETY OF POTENTIAL

                               MARKET CONDITIONS.

                                Robert H. Graham

================================================================================

                     A SPECIAL MESSAGE TO OUR SHAREHOLDERS

INVESTMENT RESEARCH UPDATE FOR AIM CLIENTS


 [EDGAR M. LARSEN PHOTO]
     EDGAR M. LARSEN
CHIEF INVESTMENT OFFICER

   [GARY T. CRUM PHOTO]
       GARY T. CRUM
 DIRECTOR OF INVESTMENTS


THE FINANCIAL MARKETS have been battered over the past year by a wave of corporate scandals, accounting restatements, bankruptcies of high-profile companies and, in a few cases, outright financial fraud. Many investors, understandably, feel uncertain about whether their portfolios are positioned to withstand such a prolonged and severe market downturn. Now seems to be an appropriate time to step back and reiterate AIM's concern for the financial well-being of all of our clients and AIM's commitment to competitive excellence across all investment disciplines.

    We at AIM are proud of our rigorous qualitative and quantitative analytical processes, and we remain confident that we will preserve our long-term record of success through uncompromising fundamental research. During this recent period of market instability, we have placed even greater focus on meticulous research, and we continually look for new ways to improve our process.

    We have the resources and the people needed to seek out the best investment opportunities that exist in any market. It should be emphasized that AIM's teams have not changed their investment strategies; rather our disciplines have been fine-tuned in order to better understand each portfolio holding and to optimize each fund's overall structure.

    Rigorous accounting analysis is at the forefront of our investment-research efforts. AIM employs both internal and external accounting experts and proprietary tools to screen our portfolios for high-risk situations and to look for investment opportunities.

BEYOND THE BOTTOM LINE

By going beyond the reported bottom-line numbers, we strive to understand where a company's growth is coming from and how sustainable it may be. Our discipline takes us through an in-depth examination of the financial statements and industry conditions, combined with an evaluation of management's style and strategy.

    AIM's portfolio managers have taken advantage of some unique valuations in this unusual market environment by adding opportunistically to their portfolios. In addition to strong financial fundamentals and attractively priced securities, AIM's teams look for companies with experienced and credible management teams. Sometimes this means not accepting the consensus view of a particular company.

    AIM seeks independent thought, both from our own analysts and portfolio managers, and from trusted Wall Street sources. Our goal is to cultivate an ongoing dialogue with independent thinkers in every industry, whether they work for one of our portfolio companies, on Wall Street, at an independent research boutique, or right here within our own firm. To this end, we have long had a collaborative environment where communication across investment teams is encouraged.

    For example, AIM's fixed-income and equity analysts attend the same meetings

================================================================================

                              RIGOROUS ACCOUNTING

                                 ANALYSIS IS AT

                                THE FOREFRONT OF

                                OUR INVESTMENT-

                               RESEARCH EFFORTS.

================================================================================
with company managements, and thus analyze the company from two different perspectives. Our international managers work with our domestic teams to cover the more globally oriented companies. And the teams that manage AIM's sector-specific funds share their industry expertise with the rest of our investment teams. As our professional staff and resources have grown, so have the direct contacts with company management teams. Last year, AIM's analysts and portfolio managers had more than 4,000 meetings with the senior executives of our portfolio companies.

EDUCATION AND TRAINING

Continuing education and training are important in the ever-changing world of investment analysis. We invite experts from such fields as accounting, derivatives and banking to AIM so that we remain informed about current corporate-finance techniques, new accounting regulations and other shifts in the landscape of American business.

    Over the past five years, AIM has devoted substantial resources to our research department's personnel. Today, 68 percent of our investment management and research professionals have earned master's degrees in business or finance. Sixty percent have earned the Chartered Financial Analyst (CFA) or Certified Public Accountant (CPA) designations.

QUANTITATIVE EXPERTISE

AIM's team of quantitative analysts plays a large role in portfolio construction and performance monitoring. Our state-of-the-art proprietary tools include the means to optimize a portfolio's construction, which includes managing and monitoring risk, analyzing performance, and conducting hypothetical trading scenarios to see how they would affect the overall portfolio. These tools offer our investment teams a more acute awareness of how their portfolios stack up against their benchmarks and their peers.

    Attribution tools allow us to monitor relative sector and industry weightings, individual security weightings, and correlations across different holdings. Our portfolio management teams aren't the only ones using these customized risk-assessment tools. They also are used to generate detailed reports that are reviewed by members of AIM's senior management. We have a schedule of formalized periodic reviews to assess the construction and the risk-adjusted performance of the funds, to offer guidance to the portfolio managers, and to take corrective action when warranted.

DIVERSIFICATION OF AIM'S OFFERINGS

Even during the equity-market bubble of the late 1990s, AIM advocated a diversified approach to portfolio management for its clients. As growth stocks registered double-digit gains, we were taking a longer-term view of the markets and actively diversified our product line across market styles and capitalization ranges.

    As the financial markets have changed over the past few years, so has AIM's selection of fund offerings. In the past, AIM was recognized for investing in the equities of U.S. growth companies. Today, AIM's three largest equity funds--AIM Basic Value Fund, AIM Premier Equity Fund and AIM Constellation Fund-- represent three distinctly different investment disciplines: Value, Blend and Growth. Complementing those funds are dozens more in all styles, market-cap ranges, asset classes, and geographic regions.

    AIM's clients can create diversified, all-weather portfolios by selecting from our full spectrum of funds, whether they seek equity or fixed-income, value or growth, domestic or international, aggressive or conservative, or any combination in between. Over the course of any complete market cycle, we expect a portfolio that is a blend of these quality funds will provide a prudent approach to achieving one's long-term investment goals.

    This period of market dislocation has been painful for all of us. But over the long term, we are confident that tightened accounting regulations, an increased level of governmental oversight, and the reallocation of resources following the recent bubble will all result in a healthy resurgence of the American financial system.

    AIM's investment teams and processes continue to be honed and tested in today's challenging environment. We believe that this prolonged bear market has created some unparalleled opportunities to invest in leading companies that will weather the market storm and recover their industry-leading positions when global economic growth reaccelerates.

    We are grateful for the trust our clients have placed in AIM, and we reaffirm our commitment to excellence across all of our investment disciplines.

Sincerely,

/s/ GARY T. CRUM
Gary T. Crum
Director of Investments/AIM

/s/ EDGAR M. LARSEN
Edgar M. Larsen
Chief Investment Officer/AIM

================================================================================

                               ... WE REAFFIRM OUR

                                  COMMITMENT TO

                              EXCELLENCE ACROSS ALL

                                OF OUR INVESTMENT

                                  DISCIPLINES.

================================================================================

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

MARKET CLIMATE REMAINS DIFFICULT FOR GROWTH STOCKS

HOW DID AIM EMERGING GROWTH FUND PERFORM?

Growth stocks remained out of favor with investors--a trend that negatively affected the fund's performance. Excluding sales charges, total returns were -24.54% for Class A shares and -25.00% for both Class B and Class C shares for the fiscal year ended October 31, 2002. Over the same period, the Russell 2500 Growth Index returned -20.64%.

WHAT WERE SOME OF THE MAJOR TRENDS IN THE STOCK MARKET?

Virtually all types of stocks were in the grip of a protracted bear market for most of the fiscal year. Concerns about the accounting practices of a number of high-profile companies, mixed economic signals, anemic company earnings, the threat of additional terrorist attacks, and the possibility of war with Iraq weighed heavily on investors' minds for much of the reporting period. Except for scattered short-lived rallies, key stock market indexes, such as the Dow and the S&P 500, plummeted until reaching their lowest levels in about five years on October 9, 2002.

   Markets rebounded during the final weeks of the fiscal year, and the Dow's October performance was its best for a single month in more than 15 years. Mid- and small-cap stocks, however, posted more modest gains. Several major companies reported better-than-expected earnings, and the prospect that the Federal Reserve Board would cut interest rates sent stocks higher.

   For the fiscal year, value stocks fared better than growth stocks, and mid- and small-cap stocks held up better than large-cap stocks, but all of these asset classes sustained losses.

HOW DID YOU MANAGE THE FUND?

During the fiscal year, we significantly increased the fund's holdings in the consumer-discretionary, industrial and energy sectors while dramatically reducing its exposure to the information technology and health care sectors.

   Consumer spending was healthy for most of the fiscal year, a trend that is generally beneficial for consumer-discretionary companies, which include retailers, restaurants, advertisers and other businesses. We believe this sector could be one of the prime beneficiaries of an economic recovery. Industrial stocks, on the other hand, could get a boost from increased defense spending while certain energy stocks performed well for the fund because of rising oil prices.

   Technology stocks continued to decline because of weak corporate spending on technology while health-care stocks were adversely affected by the poor performance of biotechnology and pharmaceutical-company stocks earlier in the fiscal year.

PORTFOLIO COMPOSITION

as of 10/31/02

MARKET CAPITALIZATION OF STOCK HOLDINGS
based on equity assets

================================================================================
                                    [PIE CHART]

SMALL CAP                     44%

MID CAP                       44%

LARGE CAP                     12%

                                                            Source: Lipper, Inc.
================================================================================

=====================================================================================================
TOP 10 HOLDINGS, based on total net assets          TOP 10 INDUSTRIES, based on total net assets
-----------------------------------------------------------------------------------------------------

  1. UTStarcom, Inc.                       3.7%      1.  Data Processing Services                 7.0%

  2. Lamar Advertising Co.                 1.9       2.  Health Care Distributors & Services      4.9

  3. SunGard Data Systems Inc.             1.9       3.  Oil & Gas Drilling                       4.5

  4. Nabors Industries Ltd. (Bermuda)      1.8       4.  Telecommunications Equipment             4.4

  5. AdvancePCS                            1.8       5.  Apparel Retail                           3.7

  6. Smith International, Inc.             1.8       6.  Specialty Stores                         3.7

  7. Medicis Pharmaceutical Corp.-         1.7       7.  Application Software                     3.7
     Class A
                                                     8.  Restaurants                              3.6
  8. BISYS Group, Inc. (The)               1.7
                                                     9.  Advertising                              3.3
  9. McKesson Corp.                        1.7
                                                     10. IT Consulting & Services                 3.3
 10. Pride International, Inc.             1.7

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
=====================================================================================================


================================================================================

                              ... WE SIGNIFICANTLY

                              INCREASED THE FUND'S

                                HOLDINGS IN THE

                            CONSUMER-DISCRETIONARY,

                                 INDUSTRIAL AND

                               ENERGY SECTORS ...

================================================================================

    Mid- and small-cap stocks made up the vast majority of the fund's holdings. Toward the close of the fiscal year, we shifted more of the fund's assets into mid-cap stocks. We believe medium-size companies had fewer accounting issues than either large- or small-cap firms.

    As of October 31, 2002, the fund had 107 holdings, slightly fewer than at the beginning of the fiscal year.

CAN YOU DISCUSS A FEW OF THE FUND'S HOLDINGS?

A stock that performed well for the fund was Express Scripts while one that detracted from performance was Lamar Advertising.

    o Express Scripts, a leading pharmacy benefits management company, continued to report strong earnings despite a struggling economy. The firm's more than 40 million members have access to a network of approximately 55,000 pharmacies, mail-order prescription services, and an online pharmacy. Express Scripts processes nearly 300 million prescriptions per year.

    o Lamar Advertising is the third-largest billboard firm in the country with some 144,000 outdoor displays in 44 states. We believe that Lamar Advertising is a solid company. However, the struggling economy led to a decline in advertising, which adversely affected stocks in this industry. Moreover, advertising has shown signs of reviving and should improve with an economic upturn.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE REPORTING PERIOD?

Economic and market conditions remained uncertain. Inflation and interest rates were low. Figures indicated that the nation's gross domestic product grew at an annualized rate of 4.0% in the third quarter of 2002 compared to 1.3% in the second quarter of the same year. Healthy consumer spending, which accounts for about two-thirds of economic activity, accounted for much of the third-quarter economic expansion. However, a weak job market threatened to put a damper on consumer spending as companies were reluctant to hire new employees amid concerns about the strength of the economy.

    In this environment, the stock market remained volatile and its direction unpredictable. While stock valuations were more attractive than they had been in recent years, investors continued to be cautious because of economic uncertainties, lackluster corporate earnings, and the prospects of a conflict with Iraq.

    Regardless, we believe the portfolio is in a favorable position to take advantage of a variety of potential market conditions.

The last 2 1/2 years have been challenging for equity mutual fund investors. The S&P 500, considered representative of U.S. stock market performance, has declined significantly since hitting an all-time high in early 2000.

The colored bars on the chart represent bear markets, typically defined as a 20% decline in the stock market. As the chart shows, the 2000-2002 bear market has been more severe and more prolonged than any other in the last 50 years. But it shows that market declines have always ended--and that the stock market has risen over time. While past performance cannot guarantee comparable future results, and while no one can say precisely when the current decline will end, history shows that bear markets never last.

    That is why AIM urges all investors to maintain a long-term investment discipline.

================================================================================

HISTORY SHOWS THAT BEAR MARKETS NEVER LAST ...

U. S. STOCK MARKET AS REPRESENTED BY S&P 500


                                                       [LINE CHART]

9/30/52      24      3/31/61       65     9/30/69       93   3/31/78       89   9/30/86       231    3/31/95       500
12/31/52     26      6/30/61       64     12/31/69      92   6/30/78       95   12/31/86      242    6/30/95       544
3/31/53      25      9/29/61       66     3/31/70       89   9/29/78      102   3/31/87       291    9/29/95       584
6/30/53      24      12/29/61      71     6/30/70       72   12/29/78      96   6/30/87       304    12/29/95      615
9/30/53      23      3/30/62       69     9/30/70       84   3/30/79      101   9/30/87       321    3/29/96       645
12/31/53     24      6/29/62       54     12/31/70      92   6/29/79      102   12/31/87      247    6/28/96       670
3/31/54      26      9/28/62       56     3/31/71      100   9/28/79      109   3/31/88       258    9/30/96       687
6/30/54      29      12/31/62      63     6/30/71       99   12/31/79     107   6/30/88       273    12/31/96      740
9/30/54      32      3/29/63       66     9/30/71       98   3/31/80      102   9/30/88       271    3/31/97       757
12/31/54     35      6/28/63       69     12/31/71     102   6/30/80      114   12/30/88      277    6/30/97       885
3/31/55      36      9/30/63       71     3/31/72      107   9/30/80      125   3/31/89       294    9/30/97       947
6/30/55      41      12/31/63      75     6/30/72      107   12/31/80     135   6/30/89       317    12/31/97      970
9/30/55      43      3/31/64       78     9/29/72      110   3/31/81      136   9/29/89       349    3/31/98      1101
12/30/55     45      6/30/64       81     12/29/72     118   6/30/81      131   12/29/89      353    6/30/98      1133
3/30/56      48      9/30/64       84     3/30/73      111   9/30/81      116   3/30/90       339    9/30/98      1017
6/29/56      46      12/31/64      84     6/29/73      104   12/31/81     122   6/29/90       358    12/31/98     1229
9/28/56      45      3/31/65       86     9/28/73      108   3/31/82      111   9/28/90       306    3/31/99      1286
12/31/56     46      6/30/65       84     12/31/73      97   6/30/82      109   12/31/90      330    6/30/99      1372
3/29/57      44      9/30/65       89     3/29/74       93   9/30/82      120   3/29/91       375    9/30/99      1282
6/28/57      47      12/31/65      92     6/28/74       86   12/31/82     140   6/28/91       371    12/31/99     1469
9/30/57      42      3/31/66       89     9/30/74       63   3/31/83      152   9/30/91       387    3/31/00      1498
12/31/57     39      6/30/66       84     12/31/74      68   6/30/83      168   12/31/91      417    6/30/00      1454
3/31/58      42      9/30/66       76     3/31/75       83   9/30/83      166   3/31/92       403    9/29/00      1436
6/30/58      45      12/30/66      80     6/30/75       95   12/30/83     164   6/30/92       408    12/29/00     1320
9/30/58      50      3/31/67       90     9/30/75       83   3/30/84      159   9/30/92       417    3/30/01      1160
12/31/58     55      6/30/67       90     12/31/75      90   6/29/84      153   12/31/92      435    6/29/01      1224
3/31/59      55      9/29/67       96     3/31/76      102   9/28/84      166   3/31/93       451    9/28/01      1040
6/30/59      58      12/29/67      96     6/30/76      104   12/31/84     167   6/30/93       450    12/31/01     1148
9/30/59      56      3/29/68       90     9/30/76      105   3/29/85      180   9/30/93       458    3/29/02      1147
12/31/59     59      6/28/68       99     12/31/76     107   6/28/85      191   12/31/93      466    6/28/02       989
3/31/60      55      9/30/68      102     3/31/77       98   9/30/85      182   3/31/94       445    9/30/02       815
6/30/60      56      12/31/68     103     6/30/77      100   12/31/85     211   6/30/94       444
9/30/60      53      3/31/69      101     9/30/77       96   3/31/86      238   9/30/94       462
12/30/60     58      6/30/69       97     12/30/77      95   6/30/86      250   12/30/94      459

                                                                                                     Source: Bloomberg LP
=========================================================================================================================


================================================================================

                           PORTFOLIO MANAGEMENT TEAM

                                 AS OF 10/31/02

                          JAY K. RUSHIN, LEAD MANAGER

                                ROBERT M. KIPPES

                      ASSISTED BY THE MID-CAP GROWTH TEAM

                          See important fund and index

                         disclosures inside front cover.

                                    [GRAPHIC]

                           For More Information Visit

                               AIMinvestments.com

================================================================================

                                FUND PERFORMANCE

================================================================================

RESULTS OF A $10,000 INVESTMENT
3/31/00-10/31/02

                                [MOUNTAIN CHART]


DATE       AIM EMERGING         AIM EMERGING          AIM EMERGING
            GROWTH FUND         GROWTH FUND           GROWTH FUND        RUSSELL 2500      RUSSELL 2500
           CLASS A SHARES      CLASS B SHARES        CLASS C SHARES      GROWTH INDEX          INDEX

03/31/00       9450               10000                 10000               10000             10000
04/00          9119                9650                  9640                9026              9462
05/00          8089                8550                  8550                8223              9008
06/00         10413               10999                 10990                9310              9600
07/00         10168               10730                 10729                8546              9355
08/00         12265               12950                 12940                9660             10160
09/00         11293               11910                 11899                9035              9830
10/00          9932               10470                 10459                8477              9561
11/00          7636                8051                  8050                6861              8719
12/00          8121                8554                  8553                7286              9470
01/01          8537                8985                  8984                7758              9782
02/01          6790                7146                  7145                6561              9152
03/01          6145                6462                  6462                5836              8649
04/01          7058                7419                  7407                6725              9413
05/01          6998                7345                  7344                6920              9696
06/01          7435                7808                  7796                7076              9834
07/01          7077                7430                  7418                6555              9482
08/01          6264                6568                  6567                6119              9171
09/01          4675                4908                  4896                5161              7984
10/01          5419                5675                  5674                5670              8397
11/31/01       6045                6337                  6325                6159              9076
12/01          6472                6778                  6767                6497              9586
01/02          6184                6473                  6462                6220              9467
02/02          5419                5675                  5674                5835              9301
03/02          6017                6284                  6284                6306              9944
04/02          5759                6011                  6010                6096              9919
05/02          5679                5937                  5926                5789              9628
06/02          5104                5328                  5317                5257              9085
07/02          4399                4582                  4582                4604              8001
08/02          4240                4424                  4424                4603              8025
09/02          3853                4834                  4834                4255              7390
10/02          4091                4134                  4256                4500              7631

                                                                               Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.

===================================================================================================

The chart above compares your fund to benchmark indexes. It is intended to give you a general idea of how your fund performed compared to the stock market over the period 3/31/00-10/31/02. It is important to understand the difference between your fund and an index. An index measures the performance of a hypothetical portfolio, in this case the Russell 2500 and the Russell 2500 Growth Indexes. Market indexes such as the Russell 2500 and the Russell 2500 Growth Indexes are not managed, incurring no sales, charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. Your fund's total return includes sales charges, expenses and management fees. Results for B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Performance of the fund's Class A, Class B and Class C shares will differ due to different sales charges and class expenses. For fund performance calculations and descriptions of the indexes used in this report, please see the inside front cover.

    Performance shown in the chart and table do not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance of the indexes does not reflect the effect of taxes either.
================================================================================


FUND RETURNS

as of 10/31/02

AVERAGE ANNUAL TOTAL RETURNS
including sales charges

================================================================================

CLASS A SHARES
 Inception (3/31/00)              -29.22%
  1 Year                          -28.72

CLASS B SHARES
 Inception (3/31/00)              -28.93%
  1 Year                          -28.75

CLASS C SHARES
 Inception (3/31/00)              -28.13%
  1 Year                          -25.75

In addition to returns as of the close of the reporting period, found later in this report, industry regulations require us to provide average annual total returns (including sales charges), as of 9/30/02 the most recent calendar quarter-end, which were: Class A shares, inception (3/31/00) -31.71%; one year, -22.09%. Class B shares, inception (3/31/00), -31.38%; one year, -22.29%. Class
C shares, inception (3/31/00), -30.58%; one year, -18.85%.

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE
TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.
================================================================================
                                        6

FINANCIALS

Schedule of Investments

October 31, 2002

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-87.48%

Advertising-3.31%

Lamar Advertising Co.(a)                           60,000   $  2,036,400
------------------------------------------------------------------------
Omnicom Group Inc.                                 25,000      1,440,750
========================================================================
                                                               3,477,150
========================================================================

Aerospace & Defense-0.58%

Integrated Defense Technologies, Inc.(a)           30,000        420,900
------------------------------------------------------------------------
L-3 Communications Holdings, Inc.(a)                3,900        183,300
========================================================================
                                                                 604,200
========================================================================

Air Freight & Logistics-0.67%

Pacer International, Inc.(a)                       60,000        708,000
========================================================================

Airlines-0.51%

SkyWest, Inc.                                      35,000        530,985
========================================================================

Apparel Retail-3.71%

Abercrombie & Fitch Co.-Class A(a)                 75,000      1,336,500
------------------------------------------------------------------------
Gap, Inc. (The)                                   135,000      1,588,950
------------------------------------------------------------------------
Talbots, Inc. (The)                                35,000        970,200
========================================================================
                                                               3,895,650
========================================================================

Apparel, Accessories & Luxury Goods-0.73%

Polo Ralph Lauren Corp.(a)                         40,000        761,600
========================================================================

Application Software-3.65%

Activision, Inc.(a)                                50,000      1,025,000
------------------------------------------------------------------------
Mercury Interactive Corp.(a)                       20,000        527,400
------------------------------------------------------------------------
National Instruments Corp.(a)                      23,500        674,215
------------------------------------------------------------------------
PeopleSoft, Inc.(a)                                60,000      1,086,000
------------------------------------------------------------------------
Siebel Systems, Inc.(a)                            70,000        526,400
========================================================================
                                                               3,839,015
========================================================================

Banks-1.15%

Southwest Bancorp. of Texas, Inc.(a)               25,000        706,250
------------------------------------------------------------------------
UCBH Holdings, Inc.                                12,000        502,680
========================================================================
                                                               1,208,930
========================================================================

Broadcasting & Cable TV-2.26%

Hispanic Broadcasting Corp.(a)                     50,000      1,075,000
------------------------------------------------------------------------
Univision Communications Inc.-Class A(a)           50,000      1,295,500
========================================================================
                                                               2,370,500
========================================================================

Building Products-0.51%

Masco Corp.                                        26,000        534,560
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

Catalog Retail-0.73%

Insight Enterprises, Inc.(a)                      100,000   $    764,000
========================================================================

Computer & Electronics Retail-2.26%

Best Buy Co., Inc.(a)                              45,000        927,450
------------------------------------------------------------------------
CDW Computer Centers, Inc.(a)                      13,000        689,260
------------------------------------------------------------------------
Electronics Boutique Holdings Corp.(a)             30,000        756,030
========================================================================
                                                               2,372,740
========================================================================

Construction & Engineering-0.43%

Jacobs Engineering Group Inc.(a)                   15,000        454,350
========================================================================

Consumer Finance-1.45%

MBNA Corp.                                         75,000      1,523,250
========================================================================

Data Processing Services-6.96%

Automatic Data Processing, Inc.                    10,000        425,300
------------------------------------------------------------------------
BISYS Group, Inc. (The)(a)                        100,000      1,790,000
------------------------------------------------------------------------
Certegy Inc.(a)                                    40,000        840,000
------------------------------------------------------------------------
DST Systems, Inc.(a)                               40,000      1,230,000
------------------------------------------------------------------------
First Data Corp.                                   25,000        873,500
------------------------------------------------------------------------
Iron Mountain Inc.(a)                              45,000      1,269,450
------------------------------------------------------------------------
NDCHealth Corp.                                    50,000        882,500
========================================================================
                                                               7,310,750
========================================================================

Diversified Commercial Services-1.37%

Coinstar, Inc.(a)                                  15,000        449,850
------------------------------------------------------------------------
Education Management Corp.(a)                      10,000        367,000
------------------------------------------------------------------------
FTI Consulting, Inc.(a)                            15,000        624,000
========================================================================
                                                               1,440,850
========================================================================

Electronic Equipment & Instruments-1.65%

Photon Dynamics, Inc.(a)                           40,000        857,200
------------------------------------------------------------------------
Waters Corp.(a)                                    35,000        881,300
========================================================================
                                                               1,738,500
========================================================================

Employment Services-1.59%

Robert Half International Inc.(a)                 100,000      1,670,000
========================================================================

General Merchandise Stores-1.25%

Dollar Tree Stores, Inc.(a)                        50,000      1,314,500
========================================================================

Health Care Distributors & Services-4.92%

AdvancePCS(a)                                      75,000      1,882,500
------------------------------------------------------------------------
AMN Healthcare Services, Inc.(a)                   60,000        867,600
------------------------------------------------------------------------
Express Scripts, Inc.(a)                            5,000        270,900
------------------------------------------------------------------------
Laboratory Corp. of America Holdings(a)            15,000        361,500
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
Health Care Distributors & Services-(Continued)

McKesson Corp.                                     60,000   $  1,788,600
========================================================================
                                                               5,171,100
========================================================================

Health Care Equipment-1.42%

Fisher Scientific International Inc.(a)            15,000        429,000
------------------------------------------------------------------------
Kyphon Inc.(a)                                     60,000        567,600
------------------------------------------------------------------------
Med-Design Corp. (The)(a)                         100,000        500,000
========================================================================
                                                               1,496,600
========================================================================

Health Care Facilities-1.31%

HCA Inc.                                           10,000        434,900
------------------------------------------------------------------------
LifePoint Hospitals, Inc.(a)                       15,000        470,250
------------------------------------------------------------------------
Tenet Healthcare Corp.(a)                          16,500        474,375
========================================================================
                                                               1,379,525
========================================================================

Health Care Supplies-0.59%

Alcon, Inc. (Switzerland)(a)                       15,000        615,300
========================================================================

Homebuilding-0.41%

Centex Corp.                                        9,500        432,060
========================================================================

Hotels, Resorts & Cruise Lines-1.75%

Intrawest Corp. (Canada)                           75,000      1,020,000
------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.          35,000        815,500
========================================================================
                                                               1,835,500
========================================================================

Housewares & Specialties-0.98%

Yankee Candle Co., Inc. (The)(a)                   60,000      1,029,000
========================================================================

Industrial Machinery-0.40%

SPX Corp.(a)                                       10,000        420,100
========================================================================

Integrated Telecommunication Services-0.55%

Intrado Inc.(a)                                    60,000        580,200
========================================================================

Internet Software & Services-0.84%

Fidelity National Information Solutions,
  Inc.(a)                                          25,000        478,500
------------------------------------------------------------------------
SmartForce PLC-ADR (Ireland)(a)                   100,000        401,000
========================================================================
                                                                 879,500
========================================================================

IT Consulting & Services-3.28%

Forrester Research, Inc.(a)                        40,000        552,000
------------------------------------------------------------------------
ProQuest Co.(a)                                    30,000        581,100
------------------------------------------------------------------------
SunGard Data Systems Inc.(a)                       90,000      1,995,300
------------------------------------------------------------------------
Titan Corp. (The)(a)                               25,000        322,250
========================================================================
                                                               3,450,650
========================================================================

Leisure Products-0.63%

Nautilus Group, Inc. (The)(a)                      20,000        274,800
------------------------------------------------------------------------
Racing Champions Ertl Corp.(a)                     30,000        390,000
========================================================================
                                                                 664,800
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

Movies & Entertainment-0.67%

AMC Entertainment Inc.(a)                         100,000   $    705,000
========================================================================

Multi-Utilities & Unregulated Power-0.85%

El Paso Corp.                                      60,000        465,000
------------------------------------------------------------------------
Mirant Corp.(a)                                   200,000        428,000
========================================================================
                                                                 893,000
========================================================================

Networking Equipment-0.44%

Brocade Communications Systems, Inc.(a)            67,500        463,725
========================================================================

Office Services & Supplies-0.41%

Daisytek International Corp.(a)                    50,000        425,500
========================================================================

Oil & Gas Drilling-4.45%

Nabors Industries, Ltd. (Bermuda)(a)               55,000      1,923,350
------------------------------------------------------------------------
Patterson-UTI Energy, Inc.(a)                      35,000      1,012,200
------------------------------------------------------------------------
Pride International, Inc.(a)                      125,000      1,735,000
========================================================================
                                                               4,670,550
========================================================================

Oil & Gas Equipment & Services-2.28%

Hanover Compressor Co.(a)                          50,000        524,500
------------------------------------------------------------------------
Smith International, Inc.(a)                       60,000      1,875,600
========================================================================
                                                               2,400,100
========================================================================

Oil & Gas Exploration & Production-2.68%

Quicksilver Resources Inc.(a)                      25,000        550,000
------------------------------------------------------------------------
Spinnaker Exploration Co.(a)                       75,000      1,443,750
------------------------------------------------------------------------
Ultra Petroleum Corp.(a)                          100,000        823,000
========================================================================
                                                               2,816,750
========================================================================

Oil & Gas Refining, Marketing &
  Transportation-0.38%

Premcor Inc.(a)                                    20,000        401,000
========================================================================

Personal Products-1.39%

Estee Lauder Cos. Inc. (The)-Class A               50,000      1,456,000
========================================================================

Pharmaceuticals-2.11%

King Pharmaceuticals, Inc.(a)                      25,000        383,750
------------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A(a)            40,000      1,836,000
========================================================================
                                                               2,219,750
========================================================================

Property & Casualty Insurance-1.02%

ACE Ltd. (Cayman Islands)                          35,000      1,076,250
========================================================================

Publishing-0.63%

Scholastic Corp.(a)                                15,000        662,250
========================================================================

Restaurants-3.56%

AFC Enterprises, Inc.(a)                           40,000        730,800
------------------------------------------------------------------------
CEC Entertainment Inc.(a)                          35,000        973,000
------------------------------------------------------------------------
Darden Restaurants, Inc.                           50,000        949,000
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
Restaurants-(Continued)

Outback Steakhouse, Inc.                           32,000   $  1,089,600
========================================================================
                                                               3,742,400
========================================================================

Semiconductor Equipment-2.83%

Cabot Microelectronics Corp.(a)                    35,000      1,588,650
------------------------------------------------------------------------
Mykrolis Corp.(a)                                  50,000        280,500
------------------------------------------------------------------------
Novellus Systems, Inc.(a)                          35,000      1,106,000
========================================================================
                                                               2,975,150
========================================================================

Semiconductors-2.65%

Broadcom Corp.-Class A(a)                          70,000        838,600
------------------------------------------------------------------------
ChipPAC, Inc.-Class A(a)                          150,000        397,650
------------------------------------------------------------------------
Micron Technology, Inc.(a)                         75,000      1,200,000
------------------------------------------------------------------------
Semtech Corp.(a)                                   25,000        353,250
========================================================================
                                                               2,789,500
========================================================================

Specialty Stores-3.66%

Foot Locker, Inc.(a)                               75,000        735,000
------------------------------------------------------------------------
Rent-A-Center, Inc.(a)                             17,500        776,125
------------------------------------------------------------------------
Tiffany & Co.                                      30,000        785,400
------------------------------------------------------------------------
Williams-Sonoma, Inc.(a)                           65,000      1,547,000
========================================================================
                                                               3,843,525
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

Systems Software-0.73%

VERITAS Software Corp.(a)                          50,000   $    762,500
========================================================================

Telecommunications Equipment-4.41%

Arris Group Inc.(a)                               250,000        435,000
------------------------------------------------------------------------
Harmonic Inc.(a)                                  200,000        358,000
------------------------------------------------------------------------
UTStarcom, Inc.(a)                                225,000      3,843,000
========================================================================
                                                               4,636,000
========================================================================

Trading Companies & Distributors-0.48%

Fastenal Co.                                       15,000        509,250
========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $105,392,708)                           91,922,065
========================================================================

MONEY MARKET FUNDS-13.05%

STIC Liquid Assets Portfolio(b)                 6,856,431      6,856,431
------------------------------------------------------------------------
STIC Prime Portfolio(b)                         6,856,431      6,856,431
========================================================================
    Total Money Market Funds (Cost
      $13,712,862)                                            13,712,862
========================================================================
TOTAL INVESTMENTS-100.53% (Cost $119,105,570)                105,634,927
========================================================================
OTHER ASSETS LESS LIABILITIES-(0.53%)                           (559,283)
========================================================================
NET ASSETS-100.00%                                          $105,075,644
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

Statement of Assets and Liabilities

October 31, 2002

ASSETS:

Investments, at market value (cost
  $119,105,570)*                                 $105,634,927
-------------------------------------------------------------
Receivables for:
  Investments sold                                  6,038,726
-------------------------------------------------------------
  Fund shares sold                                     56,514
-------------------------------------------------------------
  Dividends                                            12,951
-------------------------------------------------------------
Investment for deferred compensation plan              10,304
-------------------------------------------------------------
Collateral for securities loaned                   10,358,147
-------------------------------------------------------------
Other assets                                           13,571
=============================================================
    Total assets                                  122,125,140
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                             6,159,639
-------------------------------------------------------------
  Fund shares reacquired                              312,648
-------------------------------------------------------------
  Deferred compensation plan                           10,304
-------------------------------------------------------------
  Collateral upon return of securities loaned      10,358,147
-------------------------------------------------------------
Accrued distribution fees                              95,392
-------------------------------------------------------------
Accrued trustees' fees                                    614
-------------------------------------------------------------
Accrued transfer agent fees                            66,459
-------------------------------------------------------------
Accrued operating expenses                             46,293
=============================================================
    Total liabilities                              17,049,496
=============================================================
Net assets applicable to shares outstanding      $105,075,644
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                          $ 51,821,974
_____________________________________________________________
=============================================================
Class B                                          $ 36,059,524
_____________________________________________________________
=============================================================
Class C                                          $ 17,194,146
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                            12,589,176
_____________________________________________________________
=============================================================
Class B                                             8,903,269
_____________________________________________________________
=============================================================
Class C                                             4,248,581
_____________________________________________________________
=============================================================
Class A:
  Net asset value per share                      $       4.12
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $4.12 divided by
      94.50%)                                    $       4.36
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per
    share                                        $       4.05
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per
    share                                        $       4.05
_____________________________________________________________
=============================================================

* At October 31, 2002, securities with an aggregate market value of $9,896,883 were on loan to brokers.
Statement of Operations

For the year ended October 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $1,983)                                        $    276,688
-------------------------------------------------------------
Dividends from affiliated money market funds          169,106
-------------------------------------------------------------
Security lending income                               108,544
=============================================================
    Total investment income                           554,338
=============================================================

EXPENSES:

Advisory fees                                       1,352,147
-------------------------------------------------------------
Administrative services fees                           50,000
-------------------------------------------------------------
Custodian fees                                         51,326
-------------------------------------------------------------
Distribution fees -- Class A                          274,207
-------------------------------------------------------------
Distribution fees -- Class B                          553,611
-------------------------------------------------------------
Distribution fees -- Class C                          253,702
-------------------------------------------------------------
Transfer agent fees                                   826,456
-------------------------------------------------------------
Trustees' fees                                          9,001
-------------------------------------------------------------
Other                                                 166,420
=============================================================
    Total expenses                                  3,536,870
=============================================================
Less: Fees waived                                      (1,704)
-------------------------------------------------------------
    Expenses paid indirectly                           (3,457)
=============================================================
    Net expenses                                    3,531,709
=============================================================
Net investment income (loss)                       (2,977,371)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                           (43,958,840)
-------------------------------------------------------------
  Foreign currencies                                    6,853
-------------------------------------------------------------
  Option contracts written                            463,689
=============================================================
                                                  (43,488,298)
=============================================================
Change in net unrealized appreciation of
  investment securities                             7,080,269
=============================================================
Net gain (loss) from investment securities,
  foreign currencies and option contracts         (36,408,029)
=============================================================
Net increase (decrease) in net assets
  resulting from operations                      $(39,385,400)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.

Statement of Changes in Net Assets

For the years ended October 31, 2002 and 2001

                                                                  2002             2001
--------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $  (2,977,371)   $  (3,685,565)
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                     (43,488,298)    (129,204,045)
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                         7,080,269      (11,516,298)
============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 (39,385,400)    (144,405,908)
============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                                --       (6,485,823)
--------------------------------------------------------------------------------------------
  Class B                                                                --       (4,157,366)
--------------------------------------------------------------------------------------------
  Class C                                                                --       (1,871,035)
--------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       (10,076,931)      14,714,393
--------------------------------------------------------------------------------------------
  Class B                                                        (8,139,807)      15,848,783
--------------------------------------------------------------------------------------------
  Class C                                                        (2,937,370)       8,770,527
============================================================================================
    Net increase (decrease) in net assets                       (60,539,508)    (117,586,429)
============================================================================================

NET ASSETS:

  Beginning of year                                             165,615,152      283,201,581
============================================================================================
  End of year                                                 $ 105,075,644    $ 165,615,152
____________________________________________________________________________________________
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 294,868,387    $ 318,987,409
--------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                        (14,890)          (9,286)
--------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and option contracts        (176,307,210)    (132,812,059)
--------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                  (13,470,643)     (20,550,912)
============================================================================================
                                                              $ 105,075,644    $ 165,615,152
____________________________________________________________________________________________
============================================================================================

See Notes to Financial Statements.

Notes to Financial Statements

October 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Emerging Growth Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

H. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.

I. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the first $1 billion of the Fund's average daily net assets plus 0.80% of the Fund's average daily net assets over $1 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2002, AIM waived fees of $1,704.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2002, AIM was paid $50,000 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2002, AFS retained $499,378 for such services.

  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the master distribution agreements, for the year ended October 31, 2002, the Class A, Class B and Class C shares paid $274,207, $553,611 and $253,702, respectively.

  AIM Distributors retained commissions of $42,050 from sales of the Class A shares of the Fund during the year ended October 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2002, AIM Distributors retained $3,447, $204 and $4,490 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the year ended October 31, 2002, the Fund paid legal fees of $4,320 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended October 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $2,671 and reductions in custodian fees of $786 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $3,457.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At October 31, 2002, securities with an aggregate value of $9,896,883 were on loan to brokers. The loans were secured by cash collateral of $10,358,147 received by the Fund and invested in STIC Liquid Assets Portfolio, an affiliated money market fund. For the year ended October 31, 2002, the Fund received fees of $108,544 for securities lending.

NOTE 7--CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 2002 are summarized as follows:

                                      CALL OPTION CONTRACTS
                                     -----------------------
                                     NUMBER OF     PREMIUMS
                                     CONTRACTS     RECEIVED
------------------------------------------------------------
Beginning of year                          --     $       --
------------------------------------------------------------
Written                                14,180      1,198,094
------------------------------------------------------------
Closed                                (10,000)      (873,109)
------------------------------------------------------------
Exercised                              (1,595)      (126,208)
------------------------------------------------------------
Expired                                (2,585)      (198,777)
============================================================
End of year                                --     $       --
____________________________________________________________
============================================================

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

The tax character of distributions paid during the years ended October 31, 2002 and 2001 were as follows:

                                         2002        2001
-------------------------------------------------------------
Distributions paid from ordinary Income  $ --     $12,514,224
_____________________________________________________________
=============================================================


Tax Components of Beneficial Interest:

As of October 31, 2002, the components of beneficial interest on a tax basis were as follows:

Unrealized appreciation
  (depreciation)-investments                    $ (16,033,675)
-------------------------------------------------------------
Temporary book/tax differences                        (14,890)
-------------------------------------------------------------
Capital loss carryforward                        (173,744,178)
-------------------------------------------------------------
Shares of beneficial interest                     294,868,387
=============================================================
                                                $ 105,075,644
_____________________________________________________________
=============================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                   CAPITAL LOSS
EXPIRATION         CARRYFORWARD
-------------------------------
October 31, 2009   $128,445,323
-------------------------------
October 31, 2010     45,298,855
===============================
                   $173,744,178
_______________________________
===============================

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2002 was $604,899,388 and $636,322,122, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2002 is as follows:

Aggregate unrealized appreciation of investment
  securities                                     $  5,215,259
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                           (21,248,934)
=============================================================
Net unrealized appreciation (depreciation) of
  investment securities                          $(16,033,675)
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $121,668,602.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of foreign currency transactions, a net operating loss reclassification and other items, on October 31, 2002, undistributed net investment income (loss) was increased by $2,971,767, undistributed net realized gain (loss) decreased by $6,853 and shares of beneficial interest decreased by $2,964,914. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2002 and 2001 were as follows:

                                                                         2002                           2001
                                                              ---------------------------    ---------------------------
                                                                SHARES          AMOUNT         SHARES          AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       8,175,285*   $ 45,450,141*    10,878,561    $ 81,971,539
------------------------------------------------------------------------------------------------------------------------
  Class B                                                       1,711,610       9,848,093      4,634,109      35,853,848
------------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,313,206       7,417,468      2,272,711      17,218,224
========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                              --              --        735,802       6,291,110
------------------------------------------------------------------------------------------------------------------------
  Class B                                                              --              --        472,976       4,025,501
------------------------------------------------------------------------------------------------------------------------
  Class C                                                              --              --        208,202       1,771,798
========================================================================================================================
Reacquired:
  Class A                                                     (10,450,880)    (55,527,072)   (10,760,676)    (73,548,256)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (3,545,284)*   (17,987,900)*   (3,422,165)    (24,030,566)
------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (1,969,513)    (10,354,838)    (1,530,116)    (10,219,495)
========================================================================================================================
                                                               (4,765,576)   $(21,154,108)     3,489,404    $ 39,333,703
________________________________________________________________________________________________________________________
========================================================================================================================

* Includes automatic conversion of 72,057 shares of Class B shares in the amount of $388,408 to 70,830 shares of Class A shares in the amount of $388,408.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                     CLASS A
                                                                --------------------------------------------------
                                                                                                   MARCH 31, 2000
                                                                        YEAR ENDED                (DATE OPERATIONS
                                                                       OCTOBER 31,                 COMMENCED) TO
                                                                --------------------------          OCTOBER 31,
                                                                 2002               2001                2000
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $  5.46            $ 10.50            $  10.00
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.08)(a)          (0.10)              (0.04)
------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (1.26)             (4.51)               0.54
==================================================================================================================
    Total from investment operations                              (1.34)             (4.61)               0.50
==================================================================================================================
Less distributions from net realized gains                           --              (0.43)                 --
==================================================================================================================
Net asset value, end of period                                  $  4.12            $  5.46            $  10.50
__________________________________________________________________________________________________________________
==================================================================================================================
Total return(b)                                                  (24.54)%           (45.37)%              5.00%
__________________________________________________________________________________________________________________
==================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $51,822            $81,114            $147,101
__________________________________________________________________________________________________________________
==================================================================================================================
Ratio of expenses to average net assets                            1.89%(c)           1.71%(d)            1.68%(e)
==================================================================================================================
Ratio of net investment income (loss) to average net assets       (1.54)%(c)         (1.32)%             (1.04)%(e)
__________________________________________________________________________________________________________________
==================================================================================================================
Portfolio turnover rate                                             407%               242%                111%
__________________________________________________________________________________________________________________
==================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with general accepted accounting principles, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $78,344,799.
(d) After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 1.83%.
(e)  Annualized.


                                                                                     CLASS B
                                                                --------------------------------------------------
                                                                                                  MARCH 31, 2000
                                                                        YEAR ENDED                (DATE OPERATIONS
                                                                       OCTOBER 31,                COMMENCED) TO
                                                                --------------------------        OCTOBER 31,
                                                                 2002               2001             2000
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $  5.40            $ 10.47            $ 10.00
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.12)(a)          (0.14)             (0.07)
------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (1.23)             (4.50)              0.54
==================================================================================================================
    Total from investment operations                              (1.35)             (4.64)              0.47
==================================================================================================================
Less distributions from net realized gains                           --              (0.43)                --
==================================================================================================================
Net asset value, end of period                                  $  4.05            $  5.40            $ 10.47
__________________________________________________________________________________________________________________
==================================================================================================================
Total return(b)                                                  (25.00)%           (45.81)%             4.70%
__________________________________________________________________________________________________________________
==================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $36,060            $58,019            $94,740
__________________________________________________________________________________________________________________
==================================================================================================================
Ratio of expenses to average net assets                            2.55%(c)           2.36%(d)           2.37%(e)
==================================================================================================================
Ratio of net investment income (loss) to average net assets       (2.19)%(c)         (1.98)%            (1.73)%(e)
__________________________________________________________________________________________________________________
==================================================================================================================
Portfolio turnover rate                                             407%               242%               111%
__________________________________________________________________________________________________________________
==================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with general accepted accounting principles, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $55,361,074.
(d) After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 2.48%.
(e)  Annualized.


                                                                                     CLASS C
                                                                --------------------------------------------------
                                                                                                  MARCH 31, 2000
                                                                        YEAR ENDED                (DATE OPERATIONS
                                                                       OCTOBER 31,                COMMENCED) TO
                                                                --------------------------        OCTOBER 31,
                                                                 2002               2001             2000
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $  5.40            $ 10.46            $ 10.00
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.12)(a)          (0.14)             (0.07)
------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (1.23)             (4.49)              0.53
==================================================================================================================
    Total from investment operations                              (1.35)             (4.63)              0.46
==================================================================================================================
Less distributions from net realized gains                           --              (0.43)                --
==================================================================================================================
Net asset value, end of period                                  $  4.05            $  5.40            $ 10.46
__________________________________________________________________________________________________________________
==================================================================================================================
Total return(b)                                                  (25.00)%           (45.76)%             4.60%
__________________________________________________________________________________________________________________
==================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $17,194            $26,483            $41,361
__________________________________________________________________________________________________________________
==================================================================================================================
Ratio of expenses to average net assets                            2.55%(c)           2.36%(d)           2.37%(e)
==================================================================================================================
Ratio of net investment income (loss) to average net assets       (2.19)%(c)         (1.98)%            (1.73)%(e)
__________________________________________________________________________________________________________________
==================================================================================================================
Portfolio turnover rate                                             407%               242%               111%
__________________________________________________________________________________________________________________
==================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with general accepted accounting principles, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $25,370,253.
(d) After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 2.48%.
(e)  Annualized.

Report of Independent Auditors

To the Shareholders of AIM Emerging Growth Fund and Board of Trustees of AIM Equity Funds



We have audited the accompanying statement of assets and liabilities of AIM Emerging Growth Fund (a portfolio AIM Equity Funds), including the schedule of investments, as of October 31, 2002, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented from commencement of operations through October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.


We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Emerging Growth Fund as of October 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP
Houston, Texas
December 10, 2002

OTHER INFORMATION

Trustees and Officers

As of December 31, 2001

The address of each trustee and officer of AIM Equity Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                   Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                       Held by Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Interested Persons
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham* -- 1946       1988               Chairman, President and Chief Executive   None
   Trustee, Chairman and                              Officer, A I M Management Group Inc.
   President                                          (financial services holding company);
                                                      Chairman and President, A I M Advisors,
                                                      Inc. (registered investment advisor);
                                                      Director and Senior Vice President,
                                                      A I M Capital Management, Inc.
                                                      (registered investment advisor);
                                                      Chairman, A I M Distributors, Inc.
                                                      (registered broker dealer), A I M Fund
                                                      Services, Inc. (registered transfer
                                                      agent), and Fund Management Company
                                                      (registered broker dealer); and
                                                      Director and Vice Chairman, AMVESCAP
                                                      PLC (parent of AIM and a global
                                                      investment management firm)
-------------------------------------------------------------------------------------------------------------------------------

   Independent Trustees
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001               Of Counsel, law firm of Baker &           Badgley Funds, Inc. (registered
   Trustee                                            McKenzie                                  investment company)
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993               Chairman, Crockett Technology             ACE Limited (insurance
   Trustee                                            Associates (technology consulting         company); and Captaris, Inc.
                                                      company)                                  (unified messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000               Chairman, Cortland Trust, Inc.            None
   Trustee                                            (registered investment company) and DHJ
                                                      Media, Inc.; Director, Magellan
                                                      Insurance Company; Member of Advisor
                                                      Board of Rotary Power International
                                                      (designer, manufacturer, and seller of
                                                      rotary power engines); formerly,
                                                      Director, President and CEO, Volvo
                                                      Group North America, Inc.; and director
                                                      of various affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998               Formerly, Chairman, Mercantile Mortgage   None
   Trustee                                            Corp.; Vice Chairman, President and
                                                      Chief Operating Officer,
                                                      Mercantile-Safe Deposit & Trust Co.;
                                                      and President, Mercantile Bankshares
                                                      Corp.
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997               Chief Executive Officer, Twenty First     Administaff
   Trustee                                            Century Group, Inc. (government affairs
                                                      company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1988               Partner, law firm of Kramer Levin         Cortland Trust, Inc.
   Trustee                                            Naftalis and Frankel LLP                  (registered investment company)
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998               Formerly, Chief Executive Officer, YWCA   None
   Trustee                                            of the USA
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1988               Partner, law firm of Pennock & Cooper     None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001               Retired                                   None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          1989               Executive Vice President, Development     None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-------------------------------------------------------------------------------------------------------------------------------

* Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of December 31, 2001


The address of each trustee and officer of AIM Equity Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                   Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                       Held by Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Other Officers
-------------------------------------------------------------------------------------------------------------------------------

   Gary T. Crum -- 1947            1988               Director and President, A I M Capital     N/A
   Senior Vice President                              Management, Inc.; Director and
                                                      Executive Vice President, A I M
                                                      Management Group Inc.; Director and
                                                      Senior Vice President, A I M Advisors,
                                                      Inc.; and Director, A I M Distributors,
                                                      Inc. and AMVESCAP PLC
-------------------------------------------------------------------------------------------------------------------------------

   Carol F. Relihan -- 1954        1988               Director, Senior Vice President,          N/A
   Senior Vice President and                          General Counsel and Secretary, A I M
   Secretary                                          Advisors, Inc. and A I M Management
                                                      Group Inc.; Director, Vice President
                                                      and General Counsel, Fund Management
                                                      Company; and Vice President, A I M Fund
                                                      Services, Inc., A I M Capital
                                                      Management, Inc. and A I M
                                                      Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Melville B. Cox -- 1943         1992               Vice President and Chief Compliance       N/A
   Vice President                                     Officer, A I M Advisors, Inc. and A I M
                                                      Capital Management, Inc.; and Vice
                                                      President, A I M Fund Services, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen -- 1940         1999               Vice President, A I M Advisors, Inc.      N/A
   Vice President                                     and A I M Capital Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Dana R. Sutton -- 1959          1988               Vice President and Fund Treasurer,        N/A
   Vice President and Treasurer                       A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------
The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        Ernst & Young LLP
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               5 Houston Center
Houston, TX 77046               Suite 100                       Suite 100                       1401 McKinney
                                Houston, TX 77046               Houston, TX 77046               Suite 1200
                                                                                                Houston, TX 77010

COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Ballard Spahr                   Kramer, Levin, Naftalis &       A I M Fund Services, Inc.       State Street Bank and Trust
Andrews & Ingersoll, LLP        Frankel LLP                     P.O. Box 4739                   Company
1735 Market Street              919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
Philadelphia, PA 19103          New York, NY 10022                                              Boston, MA 02110

THE AIM FAMILY OF FUNDS--Registered Trademark--

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                                 [COVER IMAGE]

                                MORE AGGRESSIVE

                                  SECTOR EQUITY

                           INTERNATIONAL/GLOBAL EQUITY

                                 DOMESTIC EQUITY

                                  FIXED INCOME

                                MORE CONSERVATIVE

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                                                                                            FIXED INCOME

       DOMESTIC EQUITY                       INTERNATIONAL/GLOBAL EQUITY                       TAXABLE

      MORE AGGRESSIVE                             MORE AGGRESSIVE                           MORE AGGRESSIVE

AIM Emerging Growth Fund                  AIM Developing Markets Fund                    AIM High Yield Fund II
AIM Small Cap Growth Fund(1)              AIM European Small Company Fund                AIM High Yield Fund
AIM Aggressive Growth Fund                AIM Asia Pacific Growth Fund(2)                AIM Strategic Income Fund
AIM Opportunities I Fund(2,3)             AIM International Emerging Growth Fund         AIM Income Fund
AIM Mid Cap Growth Fund                   AIM Global Aggressive Growth Fund              AIM Global Income Fund
AIM Libra Fund                            AIM European Growth Fund(2)                    AIM Total Return Bond Fund
AIM Dent Demographic Trends Fund          AIM International Growth Fund(2)               AIM Intermediate Government Fund
AIM Opportunities II Fund(2,3)            AIM Global Growth Fund                         AIM Short Term Bond Fund
AIM  Constellation Fund                   AIM Worldwide Spectrum Fund                    AIM Floating Rate Fund
AIM Large Cap Growth Fund                 AIM Global Trends Fund                         AIM Limited Maturity Treasury Fund(4,5)
AIM Weingarten Fund                       AIM International Core Equity Fund(2)          AIM Money Market Fund
AIM Opportunities III Fund(2,3)
AIM Small Cap Equity Fund                       MORE CONSERVATIVE                              MORE CONSERVATIVE
AIM Capital Development Fund
AIM Mid Cap Core Equity Fund(2)                   SECTOR EQUITY                                      TAX-FREE
AIM Select Equity Fund
AIM Premier Equity II Fund(2)                    MORE AGGRESSIVE                                 MORE AGGRESSIVE
AIM Premier Equity Fund(2)
AIM Blue Chip Fund                        AIM New Technology Fund                        AIM High Income Municipal Fund
AIM Mid Cap Basic Value Fund              AIM Global Science and Technology Fund(2)      AIM Municipal Bond Fund
AIM Large Cap Core Equity Fund            AIM Global Energy Fund                         AIM Tax-Free Intermediate Fund(4,5)
AIM Charter Fund                          AIM Global Financial Services Fund             AIM Tax-Exempt Cash Fund
AIM Basic Value Fund                      AIM Global Health Care Fund
AIM Large Cap Basic Value Fund            AIM Global Utilities Fund                           MORE CONSERVATIVE
AIM Balanced Fund*                        AIM Real Estate Fund
AIM Basic Balanced Fund*                                                                      [AIM FUNDS LOGO]
                                            MORE CONSERVATIVE                             --Registered Trademark--

   MORE  CONSERVATIVE

*Domestic equity and income fund

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Equity and fixed-income funds are shown from more aggressive to more conservative. When assessing the degree of risk, qualitative and quantitative factors considered included the funds' portfolio holdings, diversification permitted within the fund, the funds' standard deviations for three, five, 10, 15, 20 and 25 years, R-squared and beta analysis relative to the style-specific benchmarks, and the possibility of incorporating portfolio management tools such as leverage, derivatives and short selling. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For more information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (2) The following fund name changes became effective 7/1/02: AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3) Effective Oct. 1, 2002, the fund reopened to new investors. (4) Class A shares closed to new investors on Oct. 30, 2002. (5) Class A3 shares were first offered on October 31, 2002.

    For more complete information about any AIM fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read it carefully before investing. This brochure is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus, which contains more complete information, including sales charges and expenses. Please read it carefully before investing. If used after Jan. 20, 2003, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end.

A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and manages $117 billion in assets for approximately 9 million shareholders, including individual investors, corporate clients and financial institutions. The AIM Family of Funds--Registered Trademark-- is distributed nationwide. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $323 billion in assets under management.

As of 9/30/02.

                 INVEST WITH DISCIPLINE--Registered Trademark--

A I M Distributors, Inc.                                               EMG-AR-1

                        ANNUAL REPORT / OCTOBER 31, 2002

                         AIM LARGE CAP BASIC VALUE FUND

                                  [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                               AIMinvestments.com

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                                  [COVER IMAGE]

          STILL LIFE WITH CURTAIN AND FLOWERED PITCHER BY PAUL CEZANNE

  THE FRENCH PAINTER CEZANNE FOUND BEAUTY IN EVERYDAY OBJECTS WITHOUT HAVING TO

 REMAKE THEM. HE PAINTED WHAT HE SAW--WHAT EVERYONE SEES--AND HIS WORK MADE THE

  ORDINARY SEEM EXTRAORDINARY. IN A SIMILAR FASHION, AIM LARGE CAP BASIC VALUE

     FUND IS MANAGED ON THE IDEA THAT VALUE CAN BE FOUND IN LARGE, FAMILIAR

                                   COMPANIES.

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AIM LARGE CAP BASIC VALUE FUND SEEKS LONG-TERM CAPITAL APPRECIATION WITH A SECONDARY OBJECTIVE OF CURRENT INCOME. THE FUND INVESTS PRIMARILY IN EQUITY SECURITIES OF LARGE U.S. COMPANIES BELIEVED TO BE UNDERVALUED COMPARED TO THEIR INTRINSIC VALUE.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Large Cap Basic Value Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B, Class C and Class R shares will differ due to different sales charge structures and class expenses.

o   Class R shares are generally only available to retirement plans such as section 401 or 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and IRA rollovers from such plans if an AIM fund was offered. They are sold at net asset value, that is, without a sales charge. Class R shares were first offered on June 3, 2002. Returns prior to that date are hypothetical results based on Class A share returns (inception date 6/30/99) at net asset value, adjusted to reflect additional Class R 12b-1 fees. Class R share returns do not include a 0.75% contingent deferred sales charge
    (CDSC) that may be imposed on a total redemption of retirement plan assets within the first year.

o The fund may participate in the initial public offering (IPO) market in some market cycles. A significant portion of the fund's returns during certain periods was attributable to its investments in IPOs. These investments have a magnified impact when the fund's asset base is relatively small. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return. For additional information regarding the impact of IPO investments on the fund's performance, please see the fund's prospectus.

o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than the original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lipper Large-Cap Value Fund Index represents an average of the performance of the 30 largest large-capitalization value funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

o The unmanaged Russell 1000 Index represents the performance of the stocks of large-capitalization companies.

o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.


o The unmanaged Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded blue-chip stocks.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses. Performance of a market index does not.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN A BANK AND IS NEITHER INSURED NOR
   GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORP. OR ANY OTHER GOVERNMENTAL
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

   This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.

                               TO OUR SHAREHOLDERS

                    DEAR SHAREHOLDER:

[PHOTO OF           All of us know how difficult the equity markets were during
ROBERT H.           the fiscal year ended October 31, 2002. We are now in the
GRAHAM]             unenviable position of being able to say we have been in a deeper and longer market downturn than that of 1973-74. We know from experience that these conditions do eventually end, though no one can predict exactly when.

                        We are encouraged, however, by the fact that as I write
                    this letter, the U.S. equity market has had eight positive weeks in a row. Whether this is the start of a long-term positive trend remains to be seen. In the meantime, let me assure you that all of us at AIM continue to work hard on your behalf.

                        In light of continuing market difficulties, I thought
                    you would appreciate detailed information on some of the methods AIM uses to manage your money. This information is presented in the two pages following this letter. I hope it will provide you with a greater understanding of our investment process, and I encourage you to read it carefully. One of our ongoing goals is to keep all of our shareholders well-informed.

BACK TO BASICS

When market conditions are as trying as they have been during the fiscal year covered by this report, it is well to keep some investing fundamentals in mind. First, seek professional advice--it is more important now than ever. A financial professional can help you:

    o Understand your entire financial profile before selecting individual investments so you can tailor your portfolio to specific goals and timetables.

    o Learn the characteristics of various asset classes. Recently, many investors have been seeking safety in fixed-income investments. Unfortunately, many do not understand that bond prices move in the opposite direction of interest rates. Existing bonds have been rising in value as interest rates have fallen, contributing to attractive total returns. But rates are now so low the upside potential of bond prices is limited. Sooner or later, the economy will expand more robustly, and interest rates will begin to rise. That will lower bond values, reducing total returns. As ever, diversification is an investing fundamental.

    o Develop reasonable expectations. Historically, stocks have averaged about a 10% return per year, bonds less, facts many of us forgot during the 1990s.

YOUR FUND MANAGERS' OBSERVATIONS

In the following pages, your fund's portfolio managers discuss your fund's performance during the fiscal year and the market conditions and investment strategies that affected that performance. I hope you find their comments helpful.

    AIM Large Cap Basic Value Fund lost ground under the weight of the protracted bear market. For the fiscal year ended October 31, 2002, Class A shares returned -15.98% at net asset value (excluding sales charges). The Russell 1000 Index returned -14.60% for the fiscal year. Markets rebounded during the final weeks of the fiscal year, and the Dow's October performance was its best for a single month in more than 15 years.

    Timely information about your fund and the markets is always available on our Web site, www.aiminvestments.com. Our Client Services Department can be reached during regular business hours at 800-959-4246.

IMPORTANT NEWS ABOUT AIM

This report features AIM's new logo and Web address, which we have adopted to better reflect our diverse line of investment products. We are well known for our mutual funds, but we also offer solutions for many investment situations through a broad array of products and services including retirement products for employers and individuals, annuities, college savings plans, separately managed accounts, and cash management for businesses. I am also pleased to announce that Mark Williamson will become Chief Executive Officer of A I M Management Group Inc., the parent company of your fund's advisor and distributor, on January 1, 2003. I will remain Chairman of AIM. Mark has had a long and distinguished career in the mutual fund industry and I am looking forward to his joining the AIM team.

    Thank you for investing with AIM. I look forward to reporting to you again in six months.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
December 2, 2002

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                          MARKETS REBOUNDED DURING THE

                         FINAL WEEKS OF THE FISCAL YEAR,

                        AND THE DOW'S OCTOBER PERFORMANCE

                         WAS ITS BEST FOR A SINGLE MONTH

                             IN MORE THAN 15 YEARS.

                                ROBERT H. GRAHAM

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                      A SPECIAL MESSAGE TO OUR SHAREHOLDERS

INVESTMENT RESEARCH UPDATE FOR AIM CLIENTS

[EDGAR M. LARSEN PHOTO]

     EDGAR M. LARSEN
CHIEF INVESTMENT OFFICER

[GARY T. CRUM PHOTO]

     GARY T. CRUM
DIRECTOR OF INVESTMENTS

THE FINANCIAL MARKETS have been battered over the past year by a wave of corporate scandals, accounting restatements, bankruptcies of high-profile companies and, in a few cases, outright financial fraud. Many investors, understandably, feel uncertain about whether their portfolios are positioned to withstand such a prolonged and severe market downturn. Now seems to be an appropriate time to step back and reiterate AIM's concern for the financial well-being of all of our clients and AIM's commitment to competitive excellence across all investment disciplines.

    We at AIM are proud of our rigorous qualitative and quantitative analytical processes, and we remain confident that we will preserve our long-term record of success through uncompromising fundamental research. During this recent period of market instability, we have placed even greater focus on meticulous research, and we continually look for new ways to improve our process.

    We have the resources and the people needed to seek out the best investment opportunities that exist in any market. It should be emphasized that AIM's teams have not changed their investment strategies; rather our disciplines have been fine-tuned in order to better understand each portfolio holding and to optimize each fund's overall structure.

    Rigorous accounting analysis is at the forefront of our investment-research efforts. AIM employs both internal and external accounting experts and proprietary tools to screen our portfolios for high-risk situations and to look for investment opportunities.

BEYOND THE BOTTOM LINE

By going beyond the reported bottom-line numbers, we strive to understand where a company's growth is coming from and how sustainable it may be. Our discipline takes us through an in-depth examination of the financial statements and industry conditions, combined with an evaluation of management's style and strategy.

    AIM's portfolio managers have taken advantage of some unique valuations in this unusual market environment by adding opportunistically to their portfolios. In addition to strong financial fundamentals and attractively priced securities, AIM's teams look for companies with experienced and credible management teams. Sometimes this means not accepting the consensus view of a particular company.

    AIM seeks independent thought, both from our own analysts and portfolio managers, and from trusted Wall Street sources. Our goal is to cultivate an ongoing dialogue with independent thinkers in every industry, whether they work for one of our portfolio companies, on Wall Street, at an independent research boutique, or right here within our own firm. To this end, we have long had a collaborative environment where communication across investment teams is encouraged.

    For example, AIM's fixed-income and equity analysts attend the same meetings

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                               RIGOROUS ACCOUNTING

                                 ANALYSIS IS AT

                                THE FOREFRONT OF

                                 OUR INVESTMENT-

                                RESEARCH EFFORTS.

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with company managements, and thus analyze the company from two different perspectives. Our international managers work with our domestic teams to cover the more globally oriented companies. And the teams that manage AIM's sector-specific funds share their industry expertise with the rest of our investment teams. As our professional staff and resources have grown, so have the direct contacts with company management teams. Last year, AIM's analysts and portfolio managers had more than 4,000 meetings with the senior executives of our portfolio companies.

EDUCATION AND TRAINING

Continuing education and training are important in the ever-changing world of investment analysis. We invite experts from such fields as accounting, derivatives and banking to AIM so that we remain informed about current corporate-finance techniques, new accounting regulations and other shifts in the landscape of American business.

    Over the past five years, AIM has devoted substantial resources to our research department's personnel. Today, 68 percent of our investment management and research professionals have earned master's degrees in business or finance. Sixty percent have earned the Chartered Financial Analyst (CFA) or Certified Public Accountant (CPA) designations.

QUANTITATIVE EXPERTISE

AIM's team of quantitative analysts plays a large role in portfolio construction and performance monitoring. Our state-of-the-art proprietary tools include the means to optimize a portfolio's construction, which includes managing and monitoring risk, analyzing performance, and conducting hypothetical trading scenarios to see how they would affect the overall portfolio. These tools offer our investment teams a more acute awareness of how their portfolios stack up against their benchmarks and their peers.

    Attribution tools allow us to monitor relative sector and industry weightings, individual security weightings, and correlations across different holdings. Our portfolio management teams aren't the only ones using these customized risk-assessment tools. They also are used to generate detailed reports that are reviewed by members of AIM's senior management. We have a schedule of formalized periodic reviews to assess the construction and the risk-adjusted performance of the funds, to offer guidance to the portfolio managers, and to take corrective action when warranted.

DIVERSIFICATION OF AIM'S OFFERINGS

Even during the equity-market bubble of the late 1990s, AIM advocated a diversified approach to portfolio management for its clients. As growth stocks registered double-digit gains, we were taking a longer-term view of the markets and actively diversified our product line across market styles and capitalization ranges.

    As the financial markets have changed over the past few years, so has AIM's selection of fund offerings. In the past, AIM was recognized for investing in the equities of U.S. growth companies. Today, AIM's three largest equity funds--AIM Basic Value Fund, AIM Premier Equity Fund and AIM Constellation Fund--represent three distinctly different investment disciplines: Value, Blend and Growth. Complementing those funds are dozens more in all styles, market-cap ranges, asset classes, and geographic regions.

    AIM's clients can create diversified, all-weather portfolios by selecting from our full spectrum of funds, whether they seek equity or fixed-income, value or growth, domestic or international, aggressive or conservative, or any combination in between. Over the course of any complete market cycle, we expect a portfolio that is a blend of these quality funds will provide a prudent approach to achieving one's long-term investment goals.

    This period of market dislocation has been painful for all of us. But over the long term, we are confident that tightened accounting regulations, an increased level of governmental oversight, and the reallocation of resources following the recent bubble will all result in a healthy resurgence of the American financial system.

    AIM's investment teams and processes continue to be honed and tested in today's challenging environment. We believe that this prolonged bear market has created some unparalleled opportunities to invest in leading companies that will weather the market storm and recover their industry-leading positions when global economic growth reaccelerates.

    We are grateful for the trust our clients have placed in AIM, and we reaffirm our commitment to excellence across all of our investment disciplines.

Sincerely,

/s/ GARY T. CRUM
Gary T. Crum
Director of Investments/AIM

/s/ EDGAR M. LARSEN
Edgar M. Larsen
Chief Investment Officer/AIM

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                               ... WE REAFFIRM OUR

                                  COMMITMENT TO

                              EXCELLENCE ACROSS ALL

                                OF OUR INVESTMENT

                                  DISCIPLINES.

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                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FUND EMPHASIZES UNDERVALUED STOCKS OVER PROLONGED BEAR MARKET

HOW DID THE FUND PERFORM?

AIM Large Cap Basic Value Fund lost ground under the weight of the protracted bear market. For the fiscal year ended October 31, 2002, Class A shares returned -15.98%, Class B and Class C shares returned -16.48%, and Class R shares returned -16.06% at net asset value (excluding sales charges).

    Comparative indexes experienced a similar downturn. The Russell 1000 Index returned -14.60% for the year ended October 31, 2002. Other key indexes also lost ground. The Lipper Large-Cap Value Fund Index returned -14.27%.

WHAT WERE MAJOR TRENDS IN U.S. STOCK MARKETS?

Stocks remained in the grip of a protracted bear market for most of the fiscal year, which saw several major market indexes, including the Dow and the S&P 500, dip to their lowest levels since 1997. When the fiscal year began, markets were in the midst of a strong rally after shaking off the effects of the September 11 terrorist attacks. The Federal Reserve Board (the Fed) helped spark the rally by cutting the key federal funds rate. At fiscal year-end, it stood at 1.75%--its lowest level since 1961.

    However, the rally ended by January 2002 when the accounting practices of several high-profile companies came under scrutiny and cast doubts on the reliability of corporate earnings reports. Investors were also concerned about mixed economic signals, anemic company earnings, the threat of additional terrorist attacks, and the possibility of war with Iraq.

    Markets rebounded during the final weeks of the fiscal year, and the Dow's October performance was its best for a single month in more than 15 years. Several major companies reported better-than-expected earnings, and the prospect of additional Fed interest-rate cuts sent stocks higher. However, as the reporting period closed, it was uncertain whether the rally was sustainable.

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?

Weak performance in recent months for fund holdings came primarily from financials, industrials, consumer cyclicals, and technology. Generally speaking, we did not reduce the portfolio's exposure to these areas for the following reasons.

    We believe a compelling opportunity is forming in the equity markets. Business values are largely stable despite the rapid declines of stock prices. More importantly, prices on many quality businesses reflect substantial discounts to their intrinsic values.

PORTFOLIO COMPOSITION

as of 10/31/02, based on total net assets

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TOP 10 HOLDINGS                                 TOP 10 INDUSTRIES                               TOP COUNTRIES
------------------------------------------------------------------------------------------------------------------------------------
 1. Tyco International Ltd. (Bermuda)   3.6%     1. Diversified Financial Services     13.0%            [PIE CHART]

 2. Citigroup Inc.                      3.6      2. Banks                               6.0     U.S.A.                 90%

 3. Waste Management, Inc.              3.1      3. Industrial Conglomerates            5.4     Bermuda                 6%

 4. Freddie Mac                         3.0      4. Oil & Gas Drilling                  4.8     Netherlands             4%

 5. Applied Materials, Inc.             3.0      5. Advertising                         4.2

 6. Schlumberger Ltd.                   2.8      6. Data Processing Services            4.1

 7. Omnicom Group Inc.                  2.6      7. Food Retail                         3.9

 8. Walt Disney Co. (The)               2.6      8. Diversified Commercial Services     3.3

 9. Transocean Inc.                     2.4      9. Pharmaceuticals                     3.1

10. First Data Corp.                    2.4     10. Property & Casualty Insurance       3.1

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
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                                WHILE WE BELIEVE

                               THE OVERALL EQUITY

                              MARKET IS MODERATELY

                               UNDERVALUED, WE ARE

                                FINDING EVEN MORE

                              COMPELLING VALUATION

                              OPPORTUNITIES WITHIN

                                   THE MARKET.

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    While we believe the overall equity market is moderately undervalued, we are finding even more compelling valuation opportunities within the market. Most of the opportunities are in companies that are leveraged to economic growth or have fallen victim to Wall Street's fears of accounting and corporate governance.

    Accordingly, we have avoided the temptation to build a defensive portfolio for short-term advantage. Instead, we have attempted to create long-term value for shareholders by building a portfolio of undervalued stocks diversified across quality businesses that have the potential to grow in the economic rebound we believe is approaching.

CAN YOU DISCUSS A FEW HOLDINGS IN THE PORTFOLIO?

o Omnicom is the world's third-largest advertising conglomerate (behind WPP Group and Interpublic in worldwide billings) and is responsible for many notable slogans and catch phrases. It was a strong gainer for the fund.

o Tyco is under new management and is working to move beyond the controversy associated with former CEO Dennis Kozlowski. The company was the fund's largest holding at the end of the reporting period, and despite earlier price declines, continues to produce strong cash flow.

o Merrill Lynch has lost half its market value since the peak of the bull market, and this decline in price has enabled us to acquire a position in this leading financial service company at an attractive price. We believe a combination of stronger capital markets, new management, and a powerful competitive position is likely to close the current gap between market value and intrinsic value. What were conditions like at the close of the fiscal year Economic and market conditions remained uncertain. Inflation and interest rates were low. Preliminary figures indicated that the nation's gross domestic product (GDP) grew at an annualized rate of 4.0% in the third quarter of 2002 compared to 1.3% in the second quarter of the same year. Healthy consumer spending, which accounts for about two-thirds of economic activity, accounted for much of the third-quarter economic expansion. However, a weak job market threatened to put a damper on consumer spending as companies were reluctant to hire new employees amid concerns about the strength of the economy. In this environment, the stock market remained volatile and its direction unpredictable. While stock valuations were more attractive then they had been in recent years, investors continued to be cautious because of economic uncertainties, lackluster corporate earnings, and the prospect of a conflict with Iraq.

HISTORY SHOWS THAT BEAR MARKETS NEVER LAST ...

U. S. STOCK MARKET AS REPRESENTED BY S&P 500

                                  [LINE CHART]

9/30/52        24     3/31/61        65     9/30/69        93     3/31/78        89     9/30/86       231     3/31/95          500
12/31/52       26     6/30/61        64     12/31/69       92     6/30/78        95     12/31/86      242     6/30/95          544
3/31/53        25     9/29/61        66     3/31/70        89     9/29/78       102     3/31/87       291     9/29/95          584
6/30/53        24     12/29/61       71     6/30/70        72     12/29/78       96     6/30/87       304     12/29/95         615
9/30/53        23     3/30/62        69     9/30/70        84     3/30/79       101     9/30/87       321     3/29/96          645
12/31/53       24     6/29/62        54     12/31/70       92     6/29/79       102     12/31/87      247     6/28/96          670
3/31/54        26     9/28/62        56     3/31/71       100     9/28/79       109     3/31/88       258     9/30/96          687
6/30/54        29     12/31/62       63     6/30/71        99     12/31/79      107     6/30/88       273     12/31/96         740
9/30/54        32     3/29/63        66     9/30/71        98     3/31/80       102     9/30/88       271     3/31/97          757
12/31/54       35     6/28/63        69     12/31/71      102     6/30/80       114     12/30/88      277     6/30/97          885
3/31/55        36     9/30/63        71     3/31/72       107     9/30/80       125     3/31/89       294     9/30/97          947
6/30/55        41     12/31/63       75     6/30/72       107     12/31/80      135     6/30/89       317     12/31/97         970
9/30/55        43     3/31/64        78     9/29/72       110     3/31/81       136     9/29/89       349     3/31/98         1101
12/30/55       45     6/30/64        81     12/29/72      118     6/30/81       131     12/29/89      353     6/30/98         1133
3/30/56        48     9/30/64        84     3/30/73       111     9/30/81       116     3/30/90       339     9/30/98         1017
6/29/56        46     12/31/64       84     6/29/73       104     12/31/81      122     6/29/90       358     12/31/98        1229
9/28/56        45     3/31/65        86     9/28/73       108     3/31/82       111     9/28/90       306     3/31/99         1286
12/31/56       46     6/30/65        84     12/31/73       97     6/30/82       109     12/31/90      330     6/30/99         1372
3/29/57        44     9/30/65        89     3/29/74        93     9/30/82       120     3/29/91       375     9/30/99         1282
6/28/57        47     12/31/65       92     6/28/74        86     12/31/82      140     6/28/91       371     12/31/99        1469
9/30/57        42     3/31/66        89     9/30/74        63     3/31/83       152     9/30/91       387     3/31/00         1498
12/31/57       39     6/30/66        84     12/31/74       68     6/30/83       168     12/31/91      417     6/30/00         1454
3/31/58        42     9/30/66        76     3/31/75        83     9/30/83       166     3/31/92       403     9/29/00         1436
6/30/58        45     12/30/66       80     6/30/75        95     12/30/83      164     6/30/92       408     12/29/00        1320
9/30/58        50     3/31/67        90     9/30/75        83     3/30/84       159     9/30/92       417     3/30/01         1160
12/31/58       55     6/30/67        90     12/31/75       90     6/29/84       153     12/31/92      435     6/29/01         1224
3/31/59        55     9/29/67        96     3/31/76       102     9/28/84       166     3/31/93       451     9/28/01         1040
6/30/59        58     12/29/67       96     6/30/76       104     12/31/84      167     6/30/93       450     12/31/01        1148
9/30/59        56     3/29/68        90     9/30/76       105     3/29/85       180     9/30/93       458     3/29/02         1147
12/31/59       59     6/28/68        99     12/31/76      107     6/28/85       191     12/31/93      466     6/28/02          989
3/31/60        55     9/30/68       102     3/31/77        98     9/30/85       182     3/31/94       445     9/30/02          815
6/30/60        56     12/31/68      103     6/30/77       100     12/31/85      211     6/30/94       444
9/30/60        53     3/31/69       101     9/30/77        96     3/31/86       238     9/30/94       462
12/30/60       58     6/30/69        97     12/30/77       95     6/30/86       250     12/30/94      459

                                                                                                                Source: Bloomberg LP

====================================================================================================================================

The last 2 1/2 years have been challenging for equity mutual fund investors. The S&P 500, considered representative of U.S. stock market performance, has declined significantly since hitting an all-time high in early 2000.

    The colored bars on the chart represent bear markets, typically defined as a 20% decline in the stock market. As the chart shows, the 2000-2002 bear market has been more severe and more prolonged than any other in the last 50 years. But it shows that market declines have always ended--and that the stock market has risen over time. While past performance cannot guarantee comparable future results, and while no one can say precisely when the current decline will end, history shows that bear markets never last.

    That is why AIM urges all investors to maintain a long-term investment discipline.

================================================================================

                    PORTFOLIO MANAGEMENT TEAM AS OF 10/31/02

                          BRET W. STANLEY, LEAD MANAGER

                             MATTHEW W. SEINSHEIMER

                                MICHAEL J. SIMON

                      ASSISTED BY THE AIM BASIC VALUE TEAM

                          See important fund and index
                         disclosures inside front cover.

                                     [GRAPHIC]

                           For More Information Visit

                               AIMinvestments.com

================================================================================

RESULTS OF A $10,000 INVESTMENT
6/30/99-10/31/02

                                [MOUNTAIN CHART]

                AIM LARGE CAP
               BASIC VALUE FUND    LIPPER LARGE-CAP        RUSSELL
DATE            CLASS A SHARES     VALUE FUND INDEX      1000 INDEX

06/30/99            9450                10000              10000
7/99                9099                 9716               9695
8/99                8872                 9539               9604
9/99                8455                 9186               9340
10/99               8879                 9629               9968
11/99               9237                 9662              10224
12/99               9690                 9960              10840
1/00                9417                 9539              10396
2/00                9260                 9138              10368
3/00               10321                 9974              11313
4/00               10280                 9863              10936
5/00               10543                 9871              10653
6/00               10220                 9762              10925
7/00               10443                 9718              10743
8/00               11075                10280              11539
9/00               11249                10118              11003
10/00              11725                10199              10870
11/00              11316                 9761               9876
12/00              11784                10154               9996
1/01               12116                10239              10325
2/01               11939                 9745               9362
3/01               11537                 9367               8740
4/01               12152                 9897               9442
5/01               12513                10057               9506
6/01               12473                 9783               9291
7/01               12462                 9717               9164
8/01               11924                 9262               8606
9/01               10642                 8539               7876
10/01              10729                 8594               8040
11/01              11610                 9145               8659
12/01              11951                 9283               8752
1/02               11715                 9112               8640
2/02               11489                 9062               8469
3/02               12209                 9461               8817
4/02               11787                 9058               8311
5/02               11727                 9070               8238
6/02               10609                 8438               7630
7/02                9697                 7709               7066
8/02                9828                 7761               7102
9/02                8461                 6863               6340
10/02               9015                 7367               6866

                                                  Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.

================================================================================

The chart compares AIM Large Cap Basic Value Fund Class A shares to benchmark indexes. It is intended to give you a general idea of how your fund performed compared to those indexes over the period 6/30/99 - 10/31/02. It is important to understand the difference between your fund and an index. Market indexes, such as the Russell 1000 Index are not managed and incur no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment return. An index of funds such as the Lipper Large Cap Value Fund Index includes a number of mutual funds grouped by investment objective. Each of these funds interprets that objective differently, and each employs a different management style and investment strategy.

   Your fund's total return includes sales charges, expenses and management fees. Performance of the fund's Class A, Class B, Class C and Class R shares will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, see the inside front cover.

   Performance shown in the chart and table does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance for the index does not reflect the effects of taxes.

FUND RETURNS

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/02, including sales charges


CLASS A SHARES
 Inception (6/30/99)                  -3.06%
 1 Year                              -20.62

CLASS B SHARES
 Inception (8/1/00)                   -8.71%
 1 Year                              -20.66

CLASS C SHARES
 Inception (8/1/00)                   -7.48%
 1 Year                              -17.32

CLASS R SHARES*
 Inception                            -1.54%
 1 Year                              -16.06%

* Class R shares were first offered on June 3, 2002. Returns prior to that date are hypothetical results based on Class A share returns at net asset value, adjusted to reflect Class R 12B-1 fees. (The inception date of Class A shares is 6/30/99.) Class R share returns do not include a 0.75% contingent deferred sales charge (CDSC) that may be imposed on a total redemption of retirement plan assets within the first year.

In addition to returns as of the close of the reporting period, industry regulations require us to provide average annual total returns (including sales charges) as of September 30, 2002, the most recent calendar quarter-end, which were: Class A Shares, one year, -25.00%, inception (6/30/99), -4.99%. Class B Shares, one year, -25.12%, inception (8/1/00), -11.63%. Class C Shares, one year, -21.97%, inception (6/30/00), -10.39%, Class R Shares, one year, -20.74%, inception (6/30/00), -3.46%.

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

                             EDUCATION AND PLANNING

OLD BUT GOOD ADVICE--THINK LONG TERM AND STAY DIVERSIFIED

There have been a lot of bumps in the investing road since the stock market peaked in 2000, and you may have been tempted to simply stay out of the markets. Or you may have jumped around in the market, looking for hot funds. Both are bad ideas. Stay invested and diversify.

MARKETS HAVE DELIVERED

Of the 10 calendar years ended December 31, 2001, only two have been negative for the S&P 500 (and they were the first back-to-back negative years since the 1970s).

    In fact, for the five years ended December 31--a period that includes a two-year bear market, the worst one in a generation--the S&P 500 produced double-digit average annual total returns. (Of course, past performance cannot guarantee comparable future results.)

    Long-term (1900 through 2001) the performance of the U.S. stock market is excellent: 69 years with positive performance vs. 33 with negative performance. In addition, when the market rises, it tends to rise more than it falls during negative years. The average return for the market's 33 down years was -13.18%. But for the 69 up years, its average return was 22.46%.*

IT'S TIME, NOT TIMING

Research shows that pulling out of the stock market even for a short period and missing a few of its best days is likely to have a negative effect on your long-term returns. Even when markets have been as volatile as they have been the past few years, you were better off staying the course than trying to guess when to get out and get back in.

DIVERSIFICATION MATTERS

Markets and sectors have always gone in and out of favor, and they always will. Diversification is still the key to a strong portfolio in any market. The table of year by year results below shows bonds as the best choice over the past two years. That doesn't mean junk everything else and invest in bonds. It means stay diversified. When domestic and foreign stocks rebound, be certain you're invested in them.

DON'T TRAVEL ALONE

You are bound to meet more obstacles and detours before you reach your investment destination. The road will feel a lot smoother if you travel with a financial advisor, someone who knows your goals, how much risk you can take and what investments will suit you best.

* Markets are represented by the Dow Jones Industrial Average from 1900 through 1927 and by the S&P 500 from 1928 through 2001.

PAST PERFORMANCE CANNOT GUARANTEE COMPARABLE FUTURE RESULTS. DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM HISTORICAL PERFORMANCE.

Results are based on total returns and include reinvestment of dividends. An investment cannot be made directly in an index. International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

THE LONG AND SHORT OF INVESTING

THE PENALTY FOR MISSING THE MARKET


S&P 500 9/30/92-9/30/02

PERIOD                     AVERAGE ANNUAL               GROWTH
OF INVESTMENT              TOTAL RETURN               OF $10,000

Staying the Course             9.00%                   $23,674
Miss the 10 Best Days          4.05                     14,868
Miss the 20 Best Days         -0.40                     10,406
Miss the 30 Best Days         -2.56                      7,712
Miss the 40 Best Days         -5.09                      5,933
Miss the 60 Best Days         -9.42                      3,718

                                 Sources: FactSet Research Systems, Lipper, Inc.

================================================================================

YEAR BY YEAR RESULTS

Average total returns for three asset classes


                                                                        FOREIGN STOCKS            U.S. BONDS
                                        U.S. STOCKS                 (MSCI EAFE--Registered     (LEHMAN AGGREGATE
YEAR                                     (S&P 500)                    Trademark-- INDEX)          BOND INDEX)

1997                                      33.35%                             1.78%                    9.65%
1998                                      28.60                             20.00                     8.69
1999                                      21.03                             26.96                    -0.82
2000                                      -9.10                            -14.17                    11.63
2001                                     -11.88                            -21.44                     8.44
=================================================================================================================

The unmanaged Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded blue chip stocks. The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock-market performance. The unmanaged MSCI Europe, Australasia and the Far East Index (the EAFE--Registered Trademark--) is a group of foreign securities tracked by Morgan Stanley Capital International. The unmanaged Lehman Aggregate Bond Index, which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities), is compiled by Lehman Brothers, a well-known global investment bank.

FINANCIALS

Schedule of Investments

October 31, 2002


                                                               MARKET
                                                SHARES         VALUE
------------------------------------------------------------------------
COMMON STOCKS-90.70%

Advertising-4.24%

Interpublic Group of Cos., Inc. (The)           241,500     $  2,890,755
------------------------------------------------------------------------
Omnicom Group Inc.                               82,300        4,742,949
========================================================================
                                                               7,633,704
========================================================================

Aerospace & Defense-1.74%

Honeywell International Inc.                    130,600        3,126,564
========================================================================

Apparel Retail-2.33%

Gap, Inc. (The)                                 357,100        4,203,067
========================================================================

Banks-5.96%

Bank of America Corp.                            56,900        3,971,620
------------------------------------------------------------------------
Bank of New York Co., Inc. (The)                113,000        2,938,000
------------------------------------------------------------------------
Bank One Corp.                                   99,000        3,818,430
========================================================================
                                                              10,728,050
========================================================================

Building Products-2.37%

Masco Corp.                                     207,800        4,272,368
========================================================================

Construction, Farm Machinery & Heavy
  Trucks-1.58%

Deere & Co.                                      61,200        2,839,068
========================================================================

Consumer Electronics-1.20%

Koninklijke (Royal) Philips Electronics
  N.V.-New York Shares (Netherlands)            122,270        2,164,179
========================================================================

Data Processing Services-4.05%

Ceridian Corp.(a)                               212,300        2,925,494
------------------------------------------------------------------------
First Data Corp.                                125,200        4,374,488
========================================================================
                                                               7,299,982
========================================================================

Diversified Commercial Services-3.26%

Cendant Corp.(a)                                196,000        2,254,000
------------------------------------------------------------------------
H&R Block, Inc.                                  81,700        3,625,846
========================================================================
                                                               5,879,846
========================================================================

Diversified Financial Services-12.99%

Citigroup Inc.                                  175,293        6,477,076
------------------------------------------------------------------------
Freddie Mac                                      87,900        5,412,882
------------------------------------------------------------------------
J.P. Morgan Chase & Co.                         190,000        3,942,500
------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                        98,000        3,719,100
------------------------------------------------------------------------
Morgan Stanley                                   99,000        3,853,080
========================================================================
                                                              23,404,638
========================================================================

Electric Utilities-0.70%

PG&E Corp.(a)                                   116,500        1,264,025
========================================================================

                                                               MARKET
                                                SHARES         VALUE
------------------------------------------------------------------------

Environmental Services-3.06%

Waste Management, Inc.                          239,750     $  5,519,045
========================================================================

Food Retail-3.93%

Kroger Co. (The)(a)                             273,100        4,052,804
------------------------------------------------------------------------
Safeway Inc.(a)                                 131,000        3,026,100
========================================================================
                                                               7,078,904
========================================================================

General Merchandise Stores-1.87%

Target Corp.                                    112,100        3,376,452
========================================================================

Health Care Distributors & Services-1.29%

McKesson Corp.                                   78,000        2,325,180
========================================================================

Industrial Conglomerates-5.38%

General Electric Co.                            125,000        3,156,250
------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)               452,400        6,541,704
========================================================================
                                                               9,697,954
========================================================================

Industrial Machinery-2.03%

Illinois Tool Works Inc.                         59,600        3,659,440
========================================================================

Insurance Brokers-1.17%

Marsh & McLennan Cos., Inc.                      45,100        2,106,621
========================================================================

Integrated Telecommunication Services-1.90%

AT&T Corp.                                      261,700        3,412,568
========================================================================

Life & Health Insurance-1.52%

Prudential Financial, Inc.(a)                    94,000        2,744,800
========================================================================

Managed Health Care-1.71%

UnitedHealth Group Inc.                          33,900        3,083,205
========================================================================

Movies & Entertainment-2.57%

Walt Disney Co. (The)                           276,800        4,622,560
========================================================================

Multi-Utilities & Unregulated Power-1.79%

Duke Energy Corp.                               157,000        3,216,930
========================================================================

Oil & Gas Drilling-4.83%

ENSCO International Inc.                        159,000        4,299,360
------------------------------------------------------------------------
Transocean Inc.                                 200,277        4,402,089
========================================================================
                                                               8,701,449
========================================================================

Oil & Gas Equipment & Services-2.77%

Schlumberger Ltd. (Netherlands)                 124,200        4,981,662
========================================================================


                                                               MARKET
                                                SHARES         VALUE
------------------------------------------------------------------------

Pharmaceuticals-3.13%

Pharmacia Corp.                                  54,857     $  2,358,851
------------------------------------------------------------------------
Wyeth                                            98,000        3,283,000
========================================================================
                                                               5,641,851
========================================================================

Photographic Products-1.65%

Eastman Kodak Co.                                90,100        2,968,795
========================================================================

Property & Casualty Insurance-3.11%

ACE Ltd. (Cayman Islands)                       140,300        4,314,225
------------------------------------------------------------------------
MGIC Investment Corp.                            30,600        1,283,976
========================================================================
                                                               5,598,201
========================================================================

Semiconductor Equipment-2.95%

Applied Materials, Inc.(a)                      354,000        5,320,620
========================================================================

                                                               MARKET
                                                SHARES         VALUE
------------------------------------------------------------------------

Systems Software-2.41%

Computer Associates International, Inc.          291,500    $  4,331,690
========================================================================

Telecommunications Equipment-1.21%

Motorola, Inc.                                   238,500       2,187,045
========================================================================
    Total Common Stocks (Cost $201,602,876)                  163,390,463
========================================================================

MONEY MARKET FUNDS-3.43%

STIC Liquid Assets Portfolio(b)                3,093,942       3,093,942
------------------------------------------------------------------------
STIC Prime Portfolio(b)                        3,093,942       3,093,942
========================================================================
    Total Money Market Funds (Cost
      $6,187,884)                                              6,187,884
========================================================================
TOTAL INVESTMENTS-94.13% (Cost $207,790,760)                 169,578,347
========================================================================
OTHER ASSETS LESS LIABILITIES-5.87%                           10,567,874
========================================================================
NET ASSETS-100.00%                                          $180,146,221
________________________________________________________________________
========================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

Statement of Assets and Liabilities

October 31, 2002

ASSETS:

Investments, at market value (cost
  $207,790,760)                                  $169,578,347
-------------------------------------------------------------
Receivables for:
  Fund shares sold                                 11,059,450
-------------------------------------------------------------
  Dividends                                           241,465
-------------------------------------------------------------
Investment for deferred compensation plan              13,459
-------------------------------------------------------------
Other assets                                           31,100
=============================================================
    Total assets                                  180,923,821
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                              511,579
-------------------------------------------------------------
  Deferred compensation plan                           13,459
-------------------------------------------------------------
Accrued distribution fees                             169,586
-------------------------------------------------------------
Accrued trustees' fees                                    958
-------------------------------------------------------------
Accrued transfer agent fees                            52,482
-------------------------------------------------------------
Accrued operating expenses                             29,536
=============================================================
    Total liabilities                                 777,600
=============================================================
Net assets applicable to shares outstanding      $180,146,221
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                          $ 94,386,519
_____________________________________________________________
=============================================================
Class B                                          $ 63,976,578
_____________________________________________________________
=============================================================
Class C                                          $ 21,775,194
_____________________________________________________________
=============================================================
Class R                                          $      7,930
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Class A                                            10,256,870
_____________________________________________________________
=============================================================
Class B                                             7,055,270
_____________________________________________________________
=============================================================
Class C                                             2,401,565
_____________________________________________________________
=============================================================
Class R                                                   862
_____________________________________________________________
=============================================================
Class A:
  Net asset value per share                      $       9.20
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $9.20 divided by
      94.50%)                                    $       9.74
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per share   $       9.07
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per share   $       9.07
_____________________________________________________________
=============================================================
Class R:
  Net asset value and offering price per share   $       9.20
_____________________________________________________________
=============================================================

Statement of Operations

For the year ended October 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $5,993)                                        $  2,746,176
-------------------------------------------------------------
Dividends from affiliated money market funds          103,765
-------------------------------------------------------------
Interest                                               38,013
-------------------------------------------------------------
Security lending income                                 3,342
=============================================================
    Total investment income                         2,891,296
=============================================================

EXPENSES:

Advisory fees                                       1,168,281
-------------------------------------------------------------
Administrative services fees                           50,000
-------------------------------------------------------------
Custodian fees                                         41,450
-------------------------------------------------------------
Distribution fees -- Class A                          349,059
-------------------------------------------------------------
Distribution fees -- Class B                          697,535
-------------------------------------------------------------
Distribution fees -- Class C                          252,255
-------------------------------------------------------------
Distribution fees -- Class R                               17
-------------------------------------------------------------
Transfer agent fees                                   539,629
-------------------------------------------------------------
Trustees' fees                                          9,513
-------------------------------------------------------------
Other                                                 188,007
=============================================================
    Total expenses                                  3,295,746
=============================================================
Less: Fees waived                                        (793)
-------------------------------------------------------------
    Expenses paid indirectly                           (2,928)
=============================================================
    Net expenses                                    3,292,025
=============================================================
Net investment income (loss)                         (400,729)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain (loss) from investment
  securities                                      (13,193,071)
-------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of investment securities         (26,617,408)
=============================================================
Net gain (loss) from investment securities        (39,810,479)
=============================================================
Net increase (decrease) in net assets resulting
  from operations                                $(40,211,208)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.

Statement of Changes in Net Assets

For the years ended October 31, 2002 and 2001

                                                                  2002            2001
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (400,729)   $   (169,797)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    option contracts                                           (13,193,071)     (3,723,278)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                      (26,617,408)    (12,281,495)
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                (40,211,208)    (16,174,570)
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                               --         (42,840)
------------------------------------------------------------------------------------------
  Class B                                                               --         (23,006)
------------------------------------------------------------------------------------------
  Class C                                                               --          (9,037)
------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                               --         (23,272)
------------------------------------------------------------------------------------------
  Class B                                                               --         (16,266)
------------------------------------------------------------------------------------------
  Class C                                                               --          (6,794)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       47,013,800      70,108,784
------------------------------------------------------------------------------------------
  Class B                                                       19,109,813      62,478,722
------------------------------------------------------------------------------------------
  Class C                                                        6,186,422      21,795,123
------------------------------------------------------------------------------------------
  Class R                                                           10,003              --
==========================================================================================
    Net increase in net assets                                  32,108,830     138,086,844
==========================================================================================

NET ASSETS:

  Beginning of year                                            148,037,391       9,950,547
==========================================================================================
  End of year                                                 $180,146,221    $148,037,391
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $235,342,926    $163,417,511
------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                       (18,649)        (12,543)
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and option contracts                            (16,965,643)     (3,772,572)
------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                 (38,212,413)    (11,595,005)
==========================================================================================
                                                              $180,146,221    $148,037,391
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.

Notes to Financial Statements

October 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Large Cap Basic Value Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and Class R shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Class R shares are sold at net asset value. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's primary investment objective is long-term growth of capital with a secondary objective of current income.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

F. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.60% of the first $1 billion of the Fund's average daily net assets, plus 0.575% over $1 billion to and including $2 billion of the Fund's average daily net assets and 0.55% of the Fund's average daily net assets over $2 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2002, AIM waived fees of $793.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2002, AIM was paid $50,000 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2002, AFS retained $261,475 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Class R shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares, Class C shares and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the master distribution agreements, for the year ended October 31, 2002, the Class A, Class B, Class C and Class R shares paid $349,059, $697,535, $252,255 and $17, respectively.

  AIM Distributors retained commissions of $72,325 from sales of the Class A shares of the Fund during the year ended October 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2002, AIM Distributors retained $1,341, $136, $9,035, and $0 in contingent deferred sales charges imposed on redemptions of Class A, Class B, Class C and Class R shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the year ended October 31, 2002, the Fund paid legal fees of $4,327 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended October 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $2,920 and reductions in custodian fees of $8 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $2,928.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At October 31, 2002, there were no securities on loan to brokers. For the year ended October 31, 2002, the Fund received fees of $3,342 for securities lending.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

The tax character of distributions paid during the years ended October 31, 2002 and 2001 were as follows:

                                            2002        2001
--------------------------------------------------------------
Distributions paid from ordinary income   $     --    $121,215
______________________________________________________________
==============================================================


Tax Components of Beneficial Interest:

As of October 31, 2002, the components of beneficial interest on a tax basis were as follows:

Unrealized appreciation
  (depreciation)--investments                    $(39,118,476)
-------------------------------------------------------------
Temporary book/tax differences                        (18,649)
-------------------------------------------------------------
Capital loss carryforward                         (16,059,580)
-------------------------------------------------------------
Shares of beneficial interest                     235,342,926
=============================================================
                                                 $180,146,221
_____________________________________________________________
=============================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for book and tax purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                                             CAPITAL LOSS
  EXPIRATION                                 CARRYFORWARD
  -------------------------------------------------------
  October 31, 2009                           $ 2,651,488
  -------------------------------------------------------
  October 31, 2010                            13,408,092
  =======================================================
                                             $16,059,580
  _______________________________________________________
  =======================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2002 was $128,166,154 and $67,785,275, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2002 is as follows:

Aggregate unrealized appreciation of investment
  securities                                     $  6,614,421
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                           (45,732,897)
=============================================================
Net unrealized appreciation (depreciation) of
  investment securities                          $(39,118,476)
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $208,696,823.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of a net operating loss reclassification on October 31, 2002, undistributed net investment income (loss) was increased by $394,623 and shares of beneficial interest decreased by $394,623. This reclassification had no effect on net assets of the Fund.


NOTE 10--SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2002 and 2001 were as follows:

                                                                         2002                          2001
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     12,415,160*   $131,220,111*    7,153,461    $ 86,201,459
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      4,427,046      47,877,276     6,008,413      71,939,323
----------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,524,511      16,806,696     2,229,528      26,797,760
----------------------------------------------------------------------------------------------------------------------
  Class R**                                                          862          10,003            --              --
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                             --              --         5,215          60,966
----------------------------------------------------------------------------------------------------------------------
  Class B                                                             --              --         3,133          36,546
----------------------------------------------------------------------------------------------------------------------
  Class C                                                             --              --         1,248          14,550
----------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (8,433,346)    (84,206,311)   (1,372,417)    (16,153,641)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (2,777,520)*   (28,767,463)*    (839,944)     (9,497,147)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,028,142)    (10,620,274)     (429,406)     (5,017,187)
======================================================================================================================
                                                               6,128,571    $ 72,320,038    12,759,231    $154,382,629
______________________________________________________________________________________________________________________
======================================================================================================================

* Includes automatic conversion of 71,494 shares of Class B shares in the amount of $788,677 to 69,318 shares of Class A shares in the amount of $788,677.

** Class R shares commenced sales on June 3, 2002.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       CLASS A
                                                              ---------------------------------------------------------
                                                                                                        JUNE 30, 1999
                                                                                                       (DATE OPERATIONS
                                                                    YEAR ENDED OCTOBER 31,              COMMENCED) TO
                                                              ----------------------------------         OCTOBER 31,
                                                               2002          2001          2000              1999
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 10.94       $ 12.05       $ 9.40            $10.00
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.01(a)       0.02(a)      0.07(a)           0.03
-----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (1.75)        (1.07)        2.88             (0.63)
=======================================================================================================================
    Total from investment operations                            (1.74)        (1.05)        2.95             (0.60)
=======================================================================================================================
Less distributions:
  Dividends from net investment income                             --         (0.04)       (0.18)               --
-----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --         (0.02)       (0.12)               --
=======================================================================================================================
    Total distributions                                            --         (0.06)       (0.30)               --
=======================================================================================================================
Net asset value, end of period                                $  9.20       $ 10.94       $12.05            $ 9.40
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                                (15.90)%       (8.74)%      32.21%            (6.00)%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $94,387       $68,676       $5,888            $1,153
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               1.38%(c)      1.27%        1.25%             1.25%(d)
-----------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            1.38%(c)      1.36%        8.21%            10.02%(d)
=======================================================================================================================
Ratio of net investment income to average net assets             0.11%(c)      0.17%        0.62%             0.87%(d)
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate                                            37%           18%          57%               10%
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $99,731,035.
(d)  Annualized.

                                                                               CLASS B
                                                              ------------------------------------------
                                                                                          AUGUST 1, 2000
                                                                   YEAR ENDED              (DATE SALES
                                                                   OCTOBER 31,            COMMENCED) TO
                                                              ---------------------        OCTOBER 31,
                                                               2002          2001              2000
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 10.86       $ 12.02           $10.85
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.06)(a)     (0.06)(a)         0.00
--------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (1.73)        (1.05)            1.17
========================================================================================================
    Total from investment operations                            (1.79)        (1.11)            1.17
========================================================================================================
Less distributions:
  Dividends from net investment income                             --         (0.03)              --
--------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --         (0.02)              --
========================================================================================================
    Total distributions                                            --         (0.05)              --
========================================================================================================
Net asset value, end of period                                $  9.07       $ 10.86           $12.02
________________________________________________________________________________________________________
========================================================================================================
Total return(b)                                                (16.48)%       (9.25)%          10.78%
________________________________________________________________________________________________________
========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $63,977       $58,681           $2,815
________________________________________________________________________________________________________
========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.02%(c)      1.95%            1.93%(d)
--------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.02%(c)      2.04%            8.89%(d)
========================================================================================================
Ratio of net investment income (loss) to average net assets     (0.53)%(c)    (0.51)%          (0.06)%(d)
________________________________________________________________________________________________________
========================================================================================================
Portfolio turnover rate                                            37%           18%              57%
________________________________________________________________________________________________________
========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $69,753,529.
(d)  Annualized.

                                                                               CLASS C
                                                              ------------------------------------------
                                                                                          AUGUST 1, 2000
                                                                   YEAR ENDED              (DATE SALES
                                                                   OCTOBER 31,            COMMENCED) TO
                                                              ---------------------        OCTOBER 31,
                                                               2002          2001              2000
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 10.85       $ 12.02           $10.85
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.06)(a)     (0.06)(a)         0.00
--------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (1.72)        (1.06)            1.17
========================================================================================================
    Total from investment operations                            (1.78)        (1.12)            1.17
========================================================================================================
Less distributions:
  Dividends from net investment income                             --         (0.03)              --
--------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --         (0.02)              --
========================================================================================================
    Total distributions                                            --         (0.05)              --
========================================================================================================
Net asset value, end of period                                $  9.07       $ 10.85           $12.02
________________________________________________________________________________________________________
========================================================================================================
Total return(b)                                                (16.41)%       (9.33)%          10.78%
________________________________________________________________________________________________________
========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $21,775       $20,680           $1,248
________________________________________________________________________________________________________
========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.02%(c)      1.95%            1.93%(d)
--------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.02%(c)      2.04%            8.89%(d)
========================================================================================================
Ratio of net investment income (loss) to average net assets     (0.53)%(c)    (0.51)%          (0.06)%(d)
________________________________________________________________________________________________________
========================================================================================================
Portfolio turnover rate                                            37%           18%              57%
________________________________________________________________________________________________________
========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $25,225,493.
(d)  Annualized.

                                                                 CLASS R
                                                              -------------
                                                              JUNE 3, 2002
                                                               (DATE SALES
                                                              COMMENCED) TO
                                                               OCTOBER 31,
                                                                  2002
---------------------------------------------------------------------------
Net asset value, beginning of period                             $11.60
---------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.00(a)
---------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (2.40)
===========================================================================
    Total from investment operations                              (2.40)
===========================================================================
Net asset value, end of period                                   $ 9.20
___________________________________________________________________________
===========================================================================
Total return(b)                                                  (20.69)%
___________________________________________________________________________
===========================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $    8
___________________________________________________________________________
===========================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 1.54%(c)
---------------------------------------------------------------------------
  Without fee waivers                                              1.54%(c)
===========================================================================
Ratio of net investment income (loss) to average net assets       (0.05)%(c)
___________________________________________________________________________
===========================================================================
Portfolio turnover rate                                              37%
___________________________________________________________________________
===========================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $8,438.

Report of Independent Auditors

To the Shareholders of AIM Large Cap Basic Value Fund
And Board of Trustees of AIM Equity Funds:



We have audited the accompanying statement of assets and liabilities of AIM Large Cap Basic Value Fund (a portfolio AIM Equity Funds), including the schedule of investments, as of October 31, 2002, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented from commencement of operations through October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Large Cap Basic Value Fund as of October 31, 2002, and the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP
Houston, Texas
December 10, 2002

OTHER INFORMATION

Trustees and Officers

As of December 31, 2001

The address of each trustee and officer of AIM Equity Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                   Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                       Held by Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Interested Persons
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham* -- 1946       1988               Chairman, President and Chief Executive   None
   Trustee, Chairman and                              Officer, A I M Management Group Inc.
   President                                          (financial services holding company);
                                                      Chairman and President, A I M Advisors,
                                                      Inc. (registered investment advisor);
                                                      Director and Senior Vice President,
                                                      A I M Capital Management, Inc.
                                                      (registered investment advisor);
                                                      Chairman, A I M Distributors, Inc.
                                                      (registered broker dealer), A I M Fund
                                                      Services, Inc. (registered transfer
                                                      agent), and Fund Management Company
                                                      (registered broker dealer); and
                                                      Director and Vice Chairman, AMVESCAP
                                                      PLC (parent of AIM and a global
                                                      investment management firm)
-------------------------------------------------------------------------------------------------------------------------------

   Independent Trustees
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001               Of Counsel, law firm of Baker &           Badgley Funds, Inc. (registered
   Trustee                                            McKenzie                                  investment company)
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993               Chairman, Crockett Technology             ACE Limited (insurance
   Trustee                                            Associates (technology consulting         company); and Captaris, Inc.
                                                      company)                                  (unified messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000               Chairman, Cortland Trust, Inc.            None
   Trustee                                            (registered investment company) and DHJ
                                                      Media, Inc.; Director, Magellan
                                                      Insurance Company; Member of Advisor
                                                      Board of Rotary Power International
                                                      (designer, manufacturer, and seller of
                                                      rotary power engines); formerly,
                                                      Director, President and CEO, Volvo
                                                      Group North America, Inc.; and director
                                                      of various affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998               Formerly, Chairman, Mercantile Mortgage   None
   Trustee                                            Corp.; Vice Chairman, President and
                                                      Chief Operating Officer,
                                                      Mercantile-Safe Deposit & Trust Co.;
                                                      and President, Mercantile Bankshares
                                                      Corp.
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997               Chief Executive Officer, Twenty First     Administaff
   Trustee                                            Century Group, Inc. (government affairs
                                                      company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1988               Partner, law firm of Kramer Levin         Cortland Trust, Inc.
   Trustee                                            Naftalis and Frankel LLP                  (registered investment company)
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998               Formerly, Chief Executive Officer, YWCA   None
   Trustee                                            of the USA
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1988               Partner, law firm of Pennock & Cooper     None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001               Retired                                   None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          1989               Executive Vice President, Development     None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-------------------------------------------------------------------------------------------------------------------------------

* Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of December 31, 2001


The address of each trustee and officer of AIM Equity Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                   Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                       Held by Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Other Officers
-------------------------------------------------------------------------------------------------------------------------------

   Gary T. Crum -- 1947            1988               Director and President, A I M Capital     N/A
   Senior Vice President                              Management, Inc.; Director and
                                                      Executive Vice President, A I M
                                                      Management Group Inc.; Director and
                                                      Senior Vice President, A I M Advisors,
                                                      Inc.; and Director, A I M Distributors,
                                                      Inc. and AMVESCAP PLC
-------------------------------------------------------------------------------------------------------------------------------

   Carol F. Relihan -- 1954        1988               Director, Senior Vice President,          N/A
   Senior Vice President and                          General Counsel and Secretary, A I M
   Secretary                                          Advisors, Inc. and A I M Management
                                                      Group Inc.; Director, Vice President
                                                      and General Counsel, Fund Management
                                                      Company; and Vice President, A I M Fund
                                                      Services, Inc., A I M Capital
                                                      Management, Inc. and A I M
                                                      Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Melville B. Cox -- 1943         1992               Vice President and Chief Compliance       N/A
   Vice President                                     Officer, A I M Advisors, Inc. and A I M
                                                      Capital Management, Inc.; and Vice
                                                      President, A I M Fund Services, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen -- 1940         1999               Vice President, A I M Advisors, Inc.      N/A
   Vice President                                     and A I M Capital Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Dana R. Sutton -- 1959          1988               Vice President and Fund Treasurer,        N/A
   Vice President and Treasurer                       A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------
The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        Ernst & Young LLP
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               5 Houston Center
Houston, TX 77046               Suite 100                       Suite 100                       1401 McKinney
                                Houston, TX 77046               Houston, TX 77046               Suite 1200
                                                                                                Houston, TX 77010

COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Ballard Spahr                   Kramer, Levin, Naftalis &       A I M Fund Services, Inc.       State Street Bank and Trust
Andrews & Ingersoll, LLP        Frankel LLP                     P.O. Box 4739                   Company
1735 Market Street              919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
Philadelphia, PA 19103          New York, NY 10022                                              Boston, MA 02110

THE AIM FAMILY OF FUNDS--Registered Trademark--

================================================================================

                                 [COVER IMAGE]

                                 MORE AGGRESSIVE

                                 SECTOR EQUITY

                           INTERNATIONAL/GLOBAL EQUITY

                                 DOMESTIC EQUITY

                                  FIXED INCOME

                                MORE CONSERVATIVE

================================================================================

===================================================================================================================================

        DOMESTIC EQUITY                     INTERNATIONAL/GLOBAL EQUITY                          FIXED INCOME

       MORE AGGRESSIVE                            MORE AGGRESSIVE                                   TAXABLE

AIM Emerging Growth Fund                 AIM Developing Markets Fund                            MORE AGGRESSIVE
AIM Small Cap Growth Fund(1)             AIM European Small Company Fund
AIM Aggressive Growth Fund               AIM Asia Pacific Growth Fund(2)                   AIM High Yield Fund II
AIM Opportunities I Fund(2,3)            AIM International Emerging Growth Fund            AIM High Yield Fund
AIM Mid Cap Growth Fund                  AIM Global Aggressive Growth Fund                 AIM Strategic Income Fund
AIM Libra Fund                           AIM European Growth Fund(2)                       AIM Income Fund
AIM Dent Demographic Trends Fund         AIM International Growth Fund(2)                  AIM Global Income Fund
AIM Opportunities II Fund(2,3)           AIM Global Growth Fund                            AIM Total Return Bond Fund
AIM Constellation Fund                   AIM Worldwide Spectrum Fund                       AIM Intermediate Government Fund
AIM Large Cap Growth Fund                AIM Global Trends Fund                            AIM Short Term Bond Fund
AIM Weingarten Fund                      AIM International Core Equity Fund(2)             AIM Floating Rate Fund
AIM Opportunities III Fund(2,3)                                                            AIM Limited Maturity Treasury Fund(4,5)
AIM Small Cap Equity Fund                        MORE CONSERVATIVE                         AIM Money Market Fund
AIM Capital Development Fund
AIM Mid Cap Core Equity Fund(2)                    SECTOR EQUITY                                MORE CONSERVATIVE
AIM Select Equity Fund
AIM Premier Equity II Fund(2)                     MORE AGGRESSIVE                                    TAX-FREE
AIM Premier Equity Fund(2)
AIM Blue Chip Fund                       AIM New Technology Fund                                  MORE AGGRESSIVE
AIM Mid Cap Basic Value Fund             AIM Global Science and Technology Fund(2)
AIM Large Cap Core Equity Fund           AIM Global Energy Fund                            AIM High Income Municipal Fund
AIM Charter Fund                         AIM Global Financial Services Fund                AIM Municipal Bond Fund
AIM Basic Value Fund                     AIM Global Health Care Fund                       AIM Tax-Free Intermediate Fund(4,5)
AIM Large Cap Basic Value Fund           AIM Global Utilities Fund                         AIM Tax-Exempt Cash Fund
AIM Balanced Fund*                       AIM Real Estate Fund
AIM Basic Balanced Fund*                                                                        MORE CONSERVATIVE
                                                   MORE CONSERVATIVE
      MORE CONSERVATIVE                                                                           [AIM FUNDS LOGO]
                                                                                              --Registered Trademark--

* Domestic equity and income fund

===================================================================================================================================

Equity and fixed-income funds are shown from more aggressive to more conservative. When assessing the degree of risk, qualitative and quantitative factors considered included the funds' portfolio holdings, diversification permitted within the fund, the funds' standard deviations for three, five, 10, 15, 20 and 25 years, R-squared and beta analysis relative to the style-specific benchmarks, and the possibility of incorporating portfolio management tools such as leverage, derivatives and short selling. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For more information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (2) The following fund name changes became effective 7/1/02: AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3) Effective Oct. 1, 2002, the fund reopened to new investors. (4) Class A shares closed to new investors on Oct. 30, 2002. (5) Class A3 shares opened to new investors on Oct. 31, 2002.

    For more complete information about any AIM fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read it carefully before investing. This brochure is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus, which contains more complete information, including sales charges and expenses. Please read it carefully before investing. If used after Jan. 20, 2003, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end.

A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and manages $117 billion in assets for approximately 9 million shareholders, including individual investors, corporate clients and financial institutions. The AIM Family of Funds--Registered Trademark-- is distributed nationwide. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $323 billion in assets under management.

As of 9/30/02.

                 INVEST WITH DISCIPLINE--Registered Trademark--

A I M Distributors, Inc.                                              LCBV-AR-1

                        ANNUAL REPORT / OCTOBER 31, 2002

                         AIM LARGE CAP CORE EQUITY FUND

                                  [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                               AIMinvestments.com

================================================================================

                                  [COVER IMAGE]

                     FRESH WIND, FRESH FIRE BY MARK STEWART

         OPTIMISM HAS LONG BEEN CONSIDERED THE HALLMARK OF THE AMERICAN

      TEMPERAMENT. MARK STEWART'S UNPRETENTIOUS PAINTING OF A SUN-DRENCHED

       AMERICAN FLAG CAPTURES THAT CONFIDENT OUTLOOK. A PRIMARILY DOMESTIC

        FUND, AIM LARGE CAP CORE EQUITY FUND SEEKS TO OWN LARGE AMERICAN

                       COMPANIES THAT HAVE BRIGHT FUTURES.

================================================================================


AIM LARGE CAP CORE EQUITY FUND SEEKS LONG-TERM GROWTH OF CAPITAL.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Large Cap Core Equity Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions, and changes in net asset value.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B, and Class C shares will differ due to different sales charge structures and class expenses.

o Because the fund has been offered for less than a year (since 12/31/01), total return provided is cumulative total return that has not yet been annualized.

o The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly affect the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded blue chip stocks.

o The unmanaged Lipper Large-Cap Core Fund Index represents an average of the performance of the 30 largest large-capitalization core equity funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

o The unmanaged Russell 1000 Index represents the performance of the stocks of large-capitalization companies.

o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses. Performance of a market index does not.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

   This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.

                               TO OUR SHAREHOLDERS

                    DEAR SHAREHOLDER:

[PHOTO OF           All of us know how difficult the equity markets were during
ROBERT H.           the fiscal year ended October 31, 2002. We are now in the
GRAHAM]             unenviable position of being able to say we have been in a deeper and longer market downturn than that of 1973-74. We know from experience that these conditions do eventually end, though no one can predict exactly when.

                        We are encouraged, however, by the fact that as I write
                    this letter, the U.S. equity market has had several positive weeks in a row. Whether this is the start of a long-term positive trend remains to be seen. In the meantime, let me assure you that all of us at AIM continue to work hard on your behalf.

                        In light of continuing market difficulties, I thought
                    you would appreciate detailed information on some of the methods AIM uses to manage your money. This information is presented in the two pages following this letter. I hope it will provide you with a greater understanding of our investment process, and I encourage you to read it carefully. One of our ongoing goals is to keep all of our shareholders well-informed.

BACK TO BASICS

When market conditions are as trying as they have been during the fiscal year covered by this report, it is well to keep some investing fundamentals in mind. First, seek professional advice-it is more important now than ever. A financial professional can help you:

    o Understand your entire financial profile before selecting individual investments so you can tailor your portfolio to specific goals and timetables.

    o Learn the characteristics of various asset classes. Recently, many investors have been seeking safety in fixed-income investments. Unfortunately, many do not understand that bond prices move in the opposite direction of interest rates. Existing bonds have been rising in value as interest rates have fallen, contributing to attractive total returns. But rates are now so low the upside potential of bond prices is limited. Sooner or later, the economy will expand more robustly, and interest rates will begin to rise. That will lower bond values, reducing total returns. As ever, diversification is an investing fundamental.

    o Develop reasonable expectations. Historically, stocks have averaged about a 10% return per year, bonds less, facts many of us forgot during the 1990s.

YOUR FUND MANAGERS' OBSERVATIONS

In the following pages, your fund's portfolio managers discuss your fund's performance during the fiscal year and the market conditions and investment strategies that affected that performance. I hope you find their comments helpful.

    Since the fund's inception on December 31, 2001, through the close of the fiscal year on October 31, 2002, AIM Large Cap Core Equity Fund's Class A shares returned -13.00% at net asset value. Since the fund has been in existence for less than one year, these returns are cumulative total returns that have not been annualized. Fund performance compares favorably with that of benchmark indexes. The fund's benchmark index, the S&P 500, returned -21.83%, and the Lipper Large-Cap Core Fund Index, representing funds with similar investment strategies, returned -20.41%.

    Timely information about your fund and the markets is always available on our Web site, aiminvestments.com. Our Client Services Department can be reached during regular business hours at 800-959-4246.

IMPORTANT NEWS ABOUT AIM

This report features AIM's new logo and Web address, which we have adopted to better reflect our diverse line of investment products. We are well known for our mutual funds, but we also offer solutions for many investment situations through a broad array of products and services including retirement products for employers and individuals, annuities, college savings plans, separately managed accounts, and cash management for businesses.

    I am also pleased to announce that Mark Williamson will become Chief Executive Officer of A I M Management Group Inc., the parent company of your fund's advisor and distributor, on January 1, 2003. I will remain Chairman of AIM. Mark has had a long and distinguished career in the mutual fund industry and I am looking forward to his joining the AIM team.

    Thank you for investing with AIM. I look forward to reporting to you again in six months.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
December 2, 2002

================================================================================

                                FUND PERFORMANCE

                               COMPARES FAVORABLY

                                  WITH THAT OF

                               BENCHMARK INDEXES.

                                ROBERT H. GRAHAM

================================================================================

                      A SPECIAL MESSAGE TO OUR SHAREHOLDERS

INVESTMENT RESEARCH UPDATE FOR AIM CLIENTS

[EDGAR M. LARSEN PHOTO]

     EDGAR M. LARSEN
CHIEF INVESTMENT OFFICER

  [GARY T. CRUM PHOTO]

      GARY T. CRUM
DIRECTOR OF INVESTMENTS

THE FINANCIAL MARKETS have been battered over the past year by a wave of corporate scandals, accounting restatements, bankruptcies of high-profile companies and, in a few cases, outright financial fraud. Many investors, understandably, feel uncertain about whether their portfolios are positioned to withstand such a prolonged and severe market downturn. Now seems to be an appropriate time to step back and reiterate AIM's concern for the financial well-being of all of our clients and AIM's commitment to competitive excellence across all investment disciplines.

    We at AIM are proud of our rigorous qualitative and quantitative analytical processes, and we remain confident that we will preserve our long-term record of success through uncompromising fundamental research. During this recent period of market instability, we have placed even greater focus on meticulous research, and we continually look for new ways to improve our process.

    We have the resources and the people needed to seek out the best investment opportunities that exist in any market. It should be emphasized that AIM's teams have not changed their investment strategies; rather our disciplines have been fine-tuned in order to better understand each portfolio holding and to optimize each fund's overall structure.

    Rigorous accounting analysis is at the forefront of our investment-research efforts. AIM employs both internal and external accounting experts and proprietary tools to screen our portfolios for high-risk situations and to look for investment opportunities.

BEYOND THE BOTTOM LINE

By going beyond the reported bottom-line numbers, we strive to understand where a company's growth is coming from and how sustainable it may be. Our discipline takes us through an in-depth examination of the financial statements and industry conditions, combined with an evaluation of management's style and strategy.

    AIM's portfolio managers have taken advantage of some unique valuations in this unusual market environment by adding opportunistically to their portfolios. In addition to strong financial fundamentals and attractively priced securities, AIM's teams look for companies with experienced and credible management teams. Sometimes this means not accepting the consensus view of a particular company.

    AIM seeks independent thought, both from our own analysts and portfolio managers, and from trusted Wall Street sources. Our goal is to cultivate an ongoing dialogue with independent thinkers in every industry, whether they work for one of our portfolio companies, on Wall Street, at an independent research boutique, or right here within our own firm. To this end, we have long had a collaborative environment where communication across investment teams is encouraged.

    For example, AIM's fixed-income and equity analysts attend the same meetings

================================================================================

                               RIGOROUS ACCOUNTING

                                 ANALYSIS IS AT

                                THE FOREFRONT OF

                                 OUR INVESTMENT-

                                RESEARCH EFFORTS.

================================================================================
with company managements, and thus analyze the company from two different perspectives. Our international managers work with our domestic teams to cover the more globally oriented companies. And the teams that manage AIM's sector-specific funds share their industry expertise with the rest of our investment teams. As our professional staff and resources have grown, so have the direct contacts with company management teams. Last year, AIM's analysts and portfolio managers had more than 4,000 meetings with the senior executives of our portfolio companies.

EDUCATION AND TRAINING

Continuing education and training are important in the ever-changing world of investment analysis. We invite experts from such fields as accounting, derivatives and banking to AIM so that we remain informed about current corporate-finance techniques, new accounting regulations and other shifts in the landscape of American business.

    Over the past five years, AIM has devoted substantial resources to our research department's personnel. Today, 68 percent of our investment management and research professionals have earned master's degrees in business or finance. Sixty percent have earned the Chartered Financial Analyst (CFA) or Certified Public Accountant (CPA) designations.

QUANTITATIVE EXPERTISE

AIM's team of quantitative analysts plays a large role in portfolio construction and performance monitoring. Our state-of-the-art proprietary tools include the means to optimize a portfolio's construction, which includes managing and monitoring risk, analyzing performance, and conducting hypothetical trading scenarios to see how they would affect the overall portfolio. These tools offer our investment teams a more acute awareness of how their portfolios stack up against their benchmarks and their peers.

    Attribution tools allow us to monitor relative sector and industry weightings, individual security weightings, and correlations across different holdings. Our portfolio management teams aren't the only ones using these customized risk-assessment tools. They also are used to generate detailed reports that are reviewed by members of AIM's senior management. We have a schedule of formalized periodic reviews to assess the construction and the risk-adjusted performance of the funds, to offer guidance to the portfolio managers, and to take corrective action when warranted.

DIVERSIFICATION OF AIM'S OFFERINGS

Even during the equity-market bubble of the late 1990s, AIM advocated a diversified approach to portfolio management for its clients. As growth stocks registered double-digit gains, we were taking a longer-term view of the markets and actively diversified our product line across market styles and capitalization ranges.

    As the financial markets have changed over the past few years, so has AIM's selection of fund offerings. In the past, AIM was recognized for investing in the equities of U.S. growth companies. Today, AIM's three largest equity funds--AIM Basic Value Fund, AIM Premier Equity Fund and AIM Constellation Fund--represent three distinctly different investment disciplines: Value, Blend and Growth. Complementing those funds are dozens more in all styles, market-cap ranges, asset classes, and geographic regions.

    AIM's clients can create diversified, all-weather portfolios by selecting from our full spectrum of funds, whether they seek equity or fixed-income, value or growth, domestic or international, aggressive or conservative, or any combination in between. Over the course of any complete market cycle, we expect a portfolio that is a blend of these quality funds will provide a prudent approach to achieving one's long-term investment goals.

    This period of market dislocation has been painful for all of us. But over the long term, we are confident that tightened accounting regulations, an increased level of governmental oversight, and the reallocation of resources following the recent bubble will all result in a healthy resurgence of the American financial system.

    AIM's investment teams and processes continue to be honed and tested in today's challenging environment. We believe that this prolonged bear market has created some unparalleled opportunities to invest in leading companies that will weather the market storm and recover their industry-leading positions when global economic growth reaccelerates.

    We are grateful for the trust our clients have placed in AIM, and we reaffirm our commitment to excellence across all of our investment disciplines.

Sincerely,

/s/ GARY T. CRUM
Gary T. Crum
Director of Investments/AIM

/s/ EDGAR M. LARSEN
Edgar M. Larsen
Chief Investment Officer/AIM

================================================================================

                               ... WE REAFFIRM OUR

                                  COMMITMENT TO

                              EXCELLENCE ACROSS ALL

                                OF OUR INVESTMENT

                                  DISCIPLINES.

================================================================================

                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

GROWTH STOCKS STRUGGLE AS BEAR MARKET CONTINUES

HOW DID THE FUND PERFORM?

The stock market as a whole declined, and growth stocks--the type of equities in which the fund invests--remained out of favor for much of the fiscal year. Since the fund's inception on December 31, 2001, and through the end of the fiscal year on October 31, 2002, AIM Large Cap Core Equity Fund's Class A, Class B, and Class C shares returned -13.00%, -13.50%, and -13.50%, respectively. Since the fund has been in existence for less than one year, these returns are cumulative total returns that have not been annualized. The returns also are at net asset value, which means they do not include sales charges.

   In contrast, the fund's benchmark index, the S&P 500, returned -21.83% and the Lipper Large-Cap Core Fund Index, representing funds with similar investment strategies, returned -20.41%. While investors avoided large-cap growth stocks for much of the fiscal year, as it drew to a close, there were signs that such stocks were moving back into favor.

WHAT WERE THE TRENDS IN THE ECONOMY AND THE STOCK MARKET DURING THE FISCAL
YEAR?

The terrorist attacks of September 11, 2001, exacerbated the already-weak condition of the U.S. economy, weakness brought on by declining business capital spending. After three quarters of contraction, U.S. gross domestic product, the broadest measure of economic activity, grew at an annualized rate of 5.0% in the first quarter of 2002--helped by strong consumer confidence, robust retail sales, and near-record auto and home sales. To bolster the economy, the U.S. Federal Reserve Board held short-term interest rates steady at levels unseen since the early 1960s.

   Nonetheless, investors remained bearish. In early 2002, accounting and corporate governance scandals came to light at several high-profile corporations, casting doubts on the reliability of corporate earnings reports. Except for brief rallies in March, August and October, the stock market declined for most of the fiscal year due to corporate scandals, concern about the possibility of a war with Iraq, and economic uncertainty.

HOW DID YOU MANAGE THE FUND--AND HOW WAS IT POSITIONED AT THE END OF THE FISCAL YEAR?

We continued to seek long-term growth of capital by investing, primarily, in stocks of large companies within the market-cap range of the Russell 1000 Index. In selecting investments, we seek to identify companies that we believe are undervalued relative to their current or projected earnings, or to the current value of assets owned. While not all of our selections proved beneficial in the short term, we continued to take a long-term view.


PORTFOLIO COMPOSITION

As of 10/31/02, based on total net assets

=====================================================================================================
TOP 10 INDUSTRIES                                TOP 10 HOLDINGS
-----------------------------------------------------------------------------------------------------
 1. Packaged Foods & Meats              8.7%      1. Microsoft Corp.                             2.3%

 2. Pharmaceuticals                     5.8       2. General Mills, Inc.                         2.1

 3. Systems Software                    5.3       3. Computer Associates International, Inc.     2.1

 4. Aerospace & Defense                 3.6       4. International Business Machines Corp.       1.9

 5. Diversified Financial Services      3.4       5. Sara Lee Corp.                              1.8

 6. Semiconductors                      3.2       6. Exxon Mobil Corp.                           1.8

 7. Personal Products                   3.2       7. Avon Products, Inc.                         1.8

 8. General Merchandise Stores          2.6       8. Alcon, Inc. (Switzerland)                   1.7

 9. Integrated Oil & Gas                2.6       9. ConAgra Foods, Inc.                         1.7

10. Industrial Machinery                2.5      10. Anheuser-Busch Cos., Inc.                   1.7

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
=====================================================================================================


================================================================================

FUND RETURNS

as of 10/31/02

CUMULATIVE TOTAL RETURNS

including sales charges


CLASS A SHARES
 Inception (12/31/01)          -17.77%

CLASS B SHARES
 Inception (12/31/01)          -17.82%

CLASS C SHARES
 Inception (12/31/01)          -14.36%

In addition to the fund's cumulative total returns as of the close of the reporting period shown in the table above, industry regulations require us to provide cumulative total returns (including sales charges) as of 9/30/02, the most recent calendar quarter-end, which were: Class A shares, inception (12/31/01), -22.02%; Class B shares, inception (12/31/01), -21.91%; Class C shares, inception (12/31/01), -18.72%.

Past performance cannot guarantee comparable future results. DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORIC PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

================================================================================

                           WE CONTINUED TO SEEK LONG-

                           TERM GROWTH OF CAPITAL BY

                        INVESTING, PRIMARILY, IN STOCKS

                           OF LARGE COMPANIES WITHIN

                          THE MARKET-CAP RANGE OF THE

                              RUSSELL 1000 INDEX.

================================================================================
                                        4

    Ownership of less economically sensitive stocks benefited the fund. At the close of the fiscal year, the fund owned a number of consumer staples and health care stocks; their relatively steady and predictable earnings helped buffer the fund from the sharp market decline.

    We also were focused on industrials (largely defense-related stocks), technology, consumer-discretionary, and financial stocks. Consumer-discretionary stocks performed especially well as homeowners refinanced their mortgages, freeing up spendable income. Health care was the best-performing sector of the S&P 500 in the third quarter, and our health care holdings did well. The worst-performing sector was telecommunications services, a sector we avoided altogether.

CAN YOU DISCUSS SOME INDIVIDUAL STOCKS IN THE PORTFOLIO?

Sara Lee's stable of well-known consumer names includes Ball Park franks, Jimmy Dean sausage, Hanes underwear, Endust furniture cleaner, and, of course, Sara Lee baked goods. In all, it has eight brands with sales of more than $500 million each annually, and more than two dozen other brands with sales of more than $100 million each annually. The diversity and brand leadership of its products provides stability to Sara Lee's earnings and cash flow.

    The world's third-largest advertising conglomerate, Omnicom Group, has created many memorable ads. More remarkably, despite a global advertising slump, the company reported a 37% rise in third-quarter net income. (Its two larger rivals reported disappointing third-quarter results.) Omnicom represents a number of blue-chip clients ranging from automakers to fast-food purveyors to soft-drink companies.

    While General Mills has disappointed in the short term, we continue to like the company. Many of its products are leaders in their categories: Cheerios, Wheaties, and Total cereals; Hamburger Helper dinner mixes; Colombo and Yoplait yogurts; Progresso soups; and Gold Medal flour. The company acquired Pillsbury in late 2001, creating the world's fifth-largest packaged-food company.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE FISCAL YEAR?

While economic signals were mixed, there were signs that the stock market might be improving. Positive economic signals included low short-term interest rates, low inflation, continued strong consumer spending, and positive economic growth. Indeed, U.S. gross domestic product grew at an annualized rate of 4.0% in the third quarter, well above its 1.3% growth rate in the second quarter. Negative factors included a sharp drop in consumer confidence in October, a weak job market, and continued depressed capital spending by businesses.

    Given these mixed economic indicators, it was not surprising that the stock market remained volatile. Key market indexes hit five-year lows on October 9--and then rallied strongly. The Dow, for example, enjoyed its best single-month performance in more than 15 years in October, and as the fiscal year ended, stock valuations were more attractive than they had been in years.

================================================================================

HISTORY SHOWS THAT BEAR MARKETS NEVER LAST ...

U. S. STOCK MARKET AS REPRESENTED BY S&P 500

                                  [LINE CHART]

9/30/52  24      3/31/61    65     9/30/69      93   3/31/78   89       9/30/86  231      3/31/95         500
12/31/52 26      6/30/61    64     12/31/69     92   6/30/78   95       12/31/86 242      6/30/95         544
3/31/53  25      9/29/61    66     3/31/70      89   9/29/78  102       3/31/87  291      9/29/95         584
6/30/53  24      12/29/61   71     6/30/70      72   12/29/78  96       6/30/87  304      12/29/95        615
9/30/53  23      3/30/62    69     9/30/70      84   3/30/79  101       9/30/87  321      3/29/96         645
12/31/53 24      6/29/62    54     12/31/70     92   6/29/79  102       12/31/87 247      6/28/96         670
3/31/54  26      9/28/62    56     3/31/71     100   9/28/79  109       3/31/88  258      9/30/96         687
6/30/54  29      12/31/62   63     6/30/71      99   12/31/79 107       6/30/88  273      12/31/96        740
9/30/54  32      3/29/63    66     9/30/71      98   3/31/80  102       9/30/88  271      3/31/97         757
12/31/54 35      6/28/63    69     12/31/71    102   6/30/80  114       12/30/88 277      6/30/97         885
3/31/55  36      9/30/63    71     3/31/72     107   9/30/80  125       3/31/89  294      9/30/97         947
6/30/55  41      12/31/63   75     6/30/72     107   12/31/80 135       6/30/89  317      12/31/97        970
9/30/55  43      3/31/64    78     9/29/72     110   3/31/81  136       9/29/89  349      3/31/98        1101
12/30/55 45      6/30/64    81     12/29/72    118   6/30/81  131       12/29/89 353      6/30/98        1133
3/30/56  48      9/30/64    84     3/30/73     111   9/30/81  116       3/30/90  339      9/30/98        1017
6/29/56  46      12/31/64   84     6/29/73     104   12/31/81 122       6/29/90  358      12/31/98       1229
9/28/56  45      3/31/65    86     9/28/73     108   3/31/82  111       9/28/90  306      3/31/99        1286
12/31/56 46      6/30/65    84     12/31/73     97   6/30/82  109       12/31/90 330      6/30/99        1372
3/29/57  44      9/30/65    89     3/29/74      93   9/30/82  120       3/29/91  375      9/30/99        1282
6/28/57  47      12/31/65   92     6/28/74      86   12/31/82 140       6/28/91  371      12/31/99       1469
9/30/57  42      3/31/66    89     9/30/74      63   3/31/83  152       9/30/91  387      3/31/00        1498
12/31/57 39      6/30/66    84     12/31/74     68   6/30/83  168       12/31/91 417      6/30/00        1454
3/31/58  42      9/30/66    76     3/31/75      83   9/30/83  166       3/31/92  403      9/29/00        1436
6/30/58  45      12/30/66   80     6/30/75      95   12/30/83 164       6/30/92  408      12/29/00       1320
9/30/58  50      3/31/67    90     9/30/75      83   3/30/84  159       9/30/92  417      3/30/01        1160
12/31/58 55      6/30/67    90     12/31/75     90   6/29/84  153       12/31/92 435      6/29/01        1224
3/31/59  55      9/29/67    96     3/31/76     102   9/28/84  166       3/31/93  451      9/28/01        1040
6/30/59  58      12/29/67   96     6/30/76     104   12/31/84 167       6/30/93  450      12/31/01       1148
9/30/59  56      3/29/68    90     9/30/76     105   3/29/85  180       9/30/93  458      3/29/02        1147
12/31/59 59      6/28/68    99     12/31/76    107   6/28/85  191       12/31/93 466      6/28/02         989
3/31/60  55      9/30/68   102     3/31/77      98   9/30/85  182       3/31/94  445      9/30/02         815
6/30/60  56      12/31/68  103     6/30/77     100   12/31/85 211       6/30/94  444
12/30/60 53      3/31/69   101     9/30/77      96   3/31/86  238       9/30/94  462
12/20/60 58      6/30/69    97     12/30/77     95   6/30/86  250       12/30/94 459

                                                            Source: Bloomberg LP

The last 2 1/2 years have been challenging for equity mutual fund investors. The S&P 500, considered representative of U.S. stock market performance, has declined significantly since hitting an all-time high in early 2000.

    The colored bars on the chart represent bear markets, typically defined as a 20% decline in the stock market. As the chart shows, the 2000-2002 bear market has been more severe and more prolonged than any other in the last 50 years. But it shows that market declines have always ended--and that the stock market has risen over time. While past performance cannot guarantee comparable future results, and while no one can say precisely when the current decline will end, history shows that bear markets never last.

    That is why AIM urges all investors to maintain a long-term investment discipline.

================================================================================

                           PORTFOLIO MANAGEMENT TEAM

                                 AS OF 10/31/02

                         RONALD S. SLOAN, LEAD MANAGER

                                 ROGER MORTIMER

                    ASSISTED BY THE MID/LARGE CAP CORE TEAM

                          See important fund and index

                        disclosures inside front cover.

                                   [GRAPHIC]

                           For More Information Visit

                               AIMinvestments.com

================================================================================

FINANCIALS

Schedule of Investments

October 31, 2002


                                                             MARKET
                                                SHARES        VALUE
----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-82.15%

Advertising-1.26%

Omnicom Group Inc.                                3,500    $   201,705
======================================================================

Aerospace & Defense-3.59%

Lockheed Martin Corp.                             1,100         63,690
----------------------------------------------------------------------
Northrop Grumman Corp.                            2,400        247,512
----------------------------------------------------------------------
Raytheon Co.                                      9,000        265,500
======================================================================
                                                               576,702
======================================================================

Apparel Retail-1.29%

Limited Brands                                   13,200        206,844
======================================================================

Banks-2.36%

Bank of America Corp.                             2,300        160,540
----------------------------------------------------------------------
Washington Mutual, Inc.                           6,100        218,136
======================================================================
                                                               378,676
======================================================================

Biotechnology-0.75%

Amgen Inc.(a)                                     2,600        121,056
======================================================================

Brewers-1.68%

Anheuser-Busch Cos., Inc.                         5,100        269,076
======================================================================

Building Products-2.07%

American Standard Cos. Inc.(a)                    2,600        173,420
----------------------------------------------------------------------
Masco Corp.                                       7,700        158,312
======================================================================
                                                               331,732
======================================================================

Computer & Electronics Retail-0.77%

Best Buy Co., Inc.(a)                             6,000        123,660
======================================================================

Computer Hardware-1.92%

International Business Machines Corp.             3,900        307,866
======================================================================

Construction Materials-0.84%

Vulcan Materials Co.                              4,000        134,240
======================================================================

Data Processing Services-2.47%

Automatic Data Processing, Inc.                   5,700        242,421
----------------------------------------------------------------------
Convergys Corp.(a)                               10,300        153,264
======================================================================
                                                               395,685
======================================================================

Diversified Financial Services-3.43%

Citigroup Inc.                                    6,000        221,700
----------------------------------------------------------------------
Morgan Stanley                                    3,200        124,544
----------------------------------------------------------------------
Principal Financial Group, Inc. (The)             7,300        204,765
======================================================================
                                                               551,009
======================================================================

                                                             MARKET
                                                SHARES        VALUE
----------------------------------------------------------------------

Electric Utilities-0.32%

TXU Corp.                                         3,600    $    51,660
======================================================================

Electrical Components & Equipment-1.44%

Emerson Electric Co.                              4,800        231,264
======================================================================

Environmental Services-1.18%

Waste Management, Inc.                            8,200        188,764
======================================================================

Food Retail-2.08%

Kroger Co. (The)(a)                              12,500        185,500
----------------------------------------------------------------------
Safeway Inc.(a)                                   6,400        147,840
======================================================================
                                                               333,340
======================================================================

Footwear-1.00%

NIKE, Inc.-Class B                                3,400        160,446
======================================================================

General Merchandise Stores-2.61%

Target Corp.                                      6,800        204,816
----------------------------------------------------------------------
Wal-Mart Stores, Inc.                             4,000        214,200
======================================================================
                                                               419,016
======================================================================

Health Care Distributors & Services-2.06%

IMS Health Inc.                                  12,600        189,504
----------------------------------------------------------------------
Quest Diagnostics Inc.(a)                         2,200        140,426
======================================================================
                                                               329,930
======================================================================

Health Care Equipment-0.82%

St. Jude Medical, Inc.(a)                         3,700        131,757
======================================================================

Health Care Supplies-1.74%

Alcon, Inc. (Switzerland)(a)                      6,800        278,936
======================================================================

Hotels, Resorts & Cruise Lines-0.75%

Carnival Corp.                                    4,600        120,152
======================================================================

Household Products-1.43%

Procter & Gamble Co. (The)                        2,600        229,970
======================================================================

Housewares & Specialties-0.52%

Newell Rubbermaid Inc.                            2,600         84,292
======================================================================

Industrial Machinery-2.48%

Dover Corp.                                       7,800        195,624
----------------------------------------------------------------------
Illinois Tool Works Inc.                          3,300        202,620
======================================================================
                                                               398,244
======================================================================

Integrated Oil & Gas-2.60%

ChevronTexaco Corp.                               2,000        135,260
----------------------------------------------------------------------
Exxon Mobil Corp.                                 8,400        282,744
======================================================================
                                                               418,004
======================================================================


                                                             MARKET
                                                SHARES        VALUE
----------------------------------------------------------------------

Leisure Products-0.67%

Mattel, Inc.                                      5,900    $   108,324
======================================================================

Life & Health Insurance-1.25%

Prudential Financial, Inc.(a)                     6,900        201,480
======================================================================

Oil & Gas Drilling-1.06%

GlobalSantaFe Corp.                               7,100        169,690
======================================================================

Oil & Gas Equipment & Services-0.92%

Baker Hughes Inc.                                 5,100        148,155
======================================================================

Oil & Gas Refining, Marketing &
  Transportation-0.86%

Valero Energy Corp.                               3,900        137,319
======================================================================

Packaged Foods & Meats-8.69%

ConAgra Foods, Inc.                              11,200        271,600
----------------------------------------------------------------------
General Mills, Inc.                               8,200        338,824
----------------------------------------------------------------------
Kellogg Co.                                       7,700        245,322
----------------------------------------------------------------------
Kraft Foods, Inc.-Class A                         6,200        244,900
----------------------------------------------------------------------
Sara Lee Corp.                                   12,900        294,507
======================================================================
                                                             1,395,153
======================================================================

Personal Products-3.15%

Avon Products, Inc.                               5,800        281,242
----------------------------------------------------------------------
Gillette Co. (The)                                7,500        224,100
======================================================================
                                                               505,342
======================================================================

Pharmaceuticals-5.76%

Abbott Laboratories                               3,200        133,984
----------------------------------------------------------------------
Johnson & Johnson                                 3,500        205,625
----------------------------------------------------------------------
Pfizer Inc.                                       7,100        225,567
----------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                        2,600        201,318
----------------------------------------------------------------------
Wyeth                                             4,700        157,450
======================================================================
                                                               923,944
======================================================================

Property & Casualty Insurance-2.07%

MGIC Investment Corp.                             2,800        117,488
----------------------------------------------------------------------
Travelers Property Casualty Corp.-Class A(a)      3,664         48,622
----------------------------------------------------------------------
Travelers Property Casualty Corp.-Class B(a)      4,437         59,988
----------------------------------------------------------------------
XL Capital Ltd.-Class A (Cayman Islands)          1,400        106,610
======================================================================
                                                               332,708
======================================================================

                                                             MARKET
                                                SHARES        VALUE
----------------------------------------------------------------------

Publishing-0.96%

New York Times Co. (The)-Class A                  3,200    $   154,912
======================================================================

Railroads-1.57%

Norfolk Southern Corp.                            6,300        127,260
----------------------------------------------------------------------
Union Pacific Corp.                               2,100        124,005
======================================================================
                                                               251,265
======================================================================

Semiconductor Equipment-0.91%

KLA-Tencor Corp.(a)                               4,100        146,083
======================================================================

Semiconductors-3.24%

Intel Corp.                                      12,800        221,440
----------------------------------------------------------------------
STMicroelectronics N.V.-New York Shares
  (Netherlands)                                   1,200         23,604
----------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co.
  Ltd.-ADR (Taiwan)(a)                            9,650         75,463
----------------------------------------------------------------------
Texas Instruments Inc.                            4,900         77,714
----------------------------------------------------------------------
Xilinx, Inc.(a)                                   6,400        121,536
======================================================================
                                                               519,757
======================================================================

Soft Drinks-1.39%

Coca-Cola Co. (The)                               4,800        223,104
======================================================================

Specialty Chemicals-0.93%

Rohm & Haas Co.                                   4,500        149,714
======================================================================

Systems Software-5.26%

Computer Associates International, Inc.          22,800        338,808
----------------------------------------------------------------------
Microsoft Corp.(a)                                7,000        374,290
----------------------------------------------------------------------
Oracle Corp.(a)                                  12,800        130,432
======================================================================
                                                               843,530
======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $14,405,398)                          13,184,506
======================================================================

MONEY MARKET FUNDS-15.47%

STIC Liquid Assets Portfolio(b)                1,241,371     1,241,371
----------------------------------------------------------------------
STIC Prime Portfolio(b)                        1,241,371     1,241,371
======================================================================
    Total Money Market Funds (Cost
      $2,482,742)                                            2,482,742
======================================================================
TOTAL INVESTMENTS-97.62% (Cost $16,888,140)                 15,667,248
======================================================================
OTHER ASSETS LESS LIABILITIES-2.38%                            382,106
======================================================================
NET ASSETS-100.00%                                         $16,049,354
______________________________________________________________________
======================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

Statement of Assets and Liabilities

October 31, 2002

ASSETS:

Investments, at market value (cost $16,888,140)  $15,667,248
------------------------------------------------------------
Receivables for:
  Investments sold                                   243,697
------------------------------------------------------------
  Fund shares sold                                   211,253
------------------------------------------------------------
  Dividends                                           16,765
------------------------------------------------------------
  Amount due from advisor                              3,772
------------------------------------------------------------
Investment for deferred compensation plan              1,522
------------------------------------------------------------
Other assets                                          31,494
============================================================
     Total assets                                 16,175,751
____________________________________________________________
============================================================


LIABILITIES:

Payables for:
  Fund shares reacquired                              88,420
------------------------------------------------------------
  Deferred compensation plan                           1,522
------------------------------------------------------------
Accrued distribution fees                             11,190
------------------------------------------------------------
Accrued trustees' fees                                   858
------------------------------------------------------------
Accrued transfer agent fees                            4,683
------------------------------------------------------------
Accrued operating expenses                            19,724
============================================================
     Total liabilities                               126,397
============================================================
Net assets applicable to shares outstanding      $16,049,354
____________________________________________________________
============================================================


NET ASSETS:

Class A                                          $ 7,833,646
____________________________________________________________
============================================================
Class B                                          $ 7,100,180
____________________________________________________________
============================================================
Class C                                          $ 1,115,528
____________________________________________________________
============================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Class A                                              900,607
____________________________________________________________
============================================================
Class B                                              820,620
____________________________________________________________
============================================================
Class C                                              128,990
____________________________________________________________
============================================================
Class A:
  Net asset value per share                      $      8.70
------------------------------------------------------------
  Offering price per share:
     (Net asset value of $8.70 divided by
       94.50%)                                   $      9.21
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share   $      8.65
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share   $      8.65
____________________________________________________________
============================================================


Statement of Operations

For the period December 31, 2001 (date operations commenced) through October 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $174)                                           $    66,651
-------------------------------------------------------------
Dividends from affiliated money market funds            9,850
-------------------------------------------------------------
Interest                                                6,602
=============================================================
     Total investment income                           83,103
=============================================================

EXPENSES:

Advisory fees                                          44,236
-------------------------------------------------------------
Administrative services fees                           41,781
-------------------------------------------------------------
Custodian fees                                         16,668
-------------------------------------------------------------
Distribution fees -- Class A                            9,410
-------------------------------------------------------------
Distribution fees -- Class B                           25,823
-------------------------------------------------------------
Distribution fees -- Class C                            6,272
-------------------------------------------------------------
Transfer agent fees                                    22,089
-------------------------------------------------------------
Trustees' fees                                          7,431
-------------------------------------------------------------
Registration and filing fees                           52,111
-------------------------------------------------------------
Printing                                               13,841
-------------------------------------------------------------
Professional fees                                      28,288
-------------------------------------------------------------
Other                                                   4,389
=============================================================
     Total expenses                                   272,339
=============================================================
Less: Fees waived and expenses reimbursed            (148,155)
-------------------------------------------------------------
    Expenses paid indirectly                             (106)
=============================================================
    Net expenses                                      124,078
=============================================================
Net investment income (loss)                          (40,975)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain (loss) from investment
  securities                                         (206,181)
-------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of investment securities          (1,220,892)
=============================================================
Net gain (loss) from investment securities         (1,427,073)
=============================================================
Net increase (decrease) in net assets resulting
  from operations                                 $(1,468,048)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.

Statement of Changes in Net Assets

For the period December 31, 2001 (date operations commenced) through October 31, 2002

                                                              OCTOBER 31,
                                                                 2002
-------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (40,975)
-------------------------------------------------------------------------
  Net realized gain (loss) from investment securities            (206,181)
-------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                      (1,220,892)
=========================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                (1,468,048)
=========================================================================
Share transactions-net:
  Class A                                                       8,520,795
-------------------------------------------------------------------------
  Class B                                                       7,728,359
-------------------------------------------------------------------------
  Class C                                                       1,268,248
=========================================================================
    Net increase in net assets                                 16,049,354
=========================================================================

NET ASSETS:

  Beginning of period                                                  --
=========================================================================
  End of period                                               $16,049,354
_________________________________________________________________________
=========================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $17,478,476
-------------------------------------------------------------------------
  Undistributed net investment income (loss)                       (2,049)
-------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                   (206,181)
-------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                 (1,220,892)
=========================================================================
                                                              $16,049,354
_________________________________________________________________________
=========================================================================

See Notes to Financial Statements.

Notes to Financial Statements

October 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Large Cap Core Equity Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to provide long-term growth of capital. The Fund commenced operations on December 31, 2001.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $1 billion of the Fund's average daily net assets, plus 0.70% of the Fund's next $1 billion of average daily net assets, plus 0.625% of the Fund's average daily nest assets in excess of $2 billion. AIM has voluntarily agreed to waive fees and/or reimburse expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to the extent necessary to limit the total annual fund operating expenses of Class A to 1.75% which may be terminated or modified at any time. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the period December 31, 2001 (date operations commenced) through October 31, 2002, AIM waived fees of $44,236 and reimbursed expenses of $103,919.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the period December 31, 2001 (date operations commenced) through October 31, 2002, AIM was paid $41,781 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the period December 31, 2001 (date operations commenced) through October 31, 2002, AFS retained $10,815 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total amount of sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the master distribution agreements, for the period December 31, 2001 (date operations commenced) through October 31, 2002, the Class A, Class B and Class C shares paid $9,410, $25,823 and $6,272, respectively.

  AIM Distributors retained commissions of $11,277 from sales of the Class A shares of the Fund during the period December 31, 2001 (date operations commenced) through October 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the period December 31, 2001 (date operations commenced) through October 31, 2002, AIM Distributors retained $0, $0 and $83 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the period December 31, 2001 (date operations commenced) through October 31, 2002, the Fund paid legal fees of $2,356 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the period December 31, 2001 (date operations commenced) through October 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $94 and reductions in custodian fees of $12 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $106.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the period December 31, 2001 (date operations commenced) through October 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the period December 31, 2001 (date operations commenced) through October 31, 2002.

Tax Components of Beneficial Interest:

As of October 31, 2002, the components of beneficial interest on a tax basis were as follows:

Unrealized appreciation
  (depreciation) -- investments                  $(1,272,241)
------------------------------------------------------------
Temporary book/tax differences                        (2,049)
------------------------------------------------------------
Capital loss carryforward                           (154,832)
------------------------------------------------------------
Shares of beneficial interest                     17,478,476
============================================================
                                                 $16,049,354
____________________________________________________________
============================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation.

  The Fund's capital loss carryforward expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
-----------------------------------------------------------
October 31, 2010                                 $154,832
___________________________________________________________
===========================================================

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the period December 31, 2001 (date operations commenced) through October 31, 2002 was $16,779,068 and $2,167,488, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2002 is as follows:

Aggregate unrealized appreciation of investment
  securities                                      $   137,259
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                            (1,409,500)
=============================================================
Net unrealized appreciation (depreciation) of
  investment securities                           $(1,272,241)
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $16,939,489.

NOTE 8--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of nondeductible stock issuance costs, a net operating loss reclassification and other items, on October 31, 2002, undistributed net investment income (loss) was increased by $38,926 and shares of beneficial interest was decreased by $38,926. This reclassification had no effect on the net assets of the Fund.


NOTE 9--SHARE INFORMATION

Changes in shares outstanding during the period December 31, 2001 (date operations commenced) through October 31, 2002 were as follows:

                                                                    OCTOBER 31,
                                                                        2002
                                                              ------------------------
                                                               SHARES        AMOUNT
--------------------------------------------------------------------------------------
Sold:
  Class A                                                     1,170,454*   $10,859,545*
--------------------------------------------------------------------------------------
  Class B                                                       976,016      9,080,411
--------------------------------------------------------------------------------------
  Class C                                                       158,298      1,525,564
======================================================================================
Reacquired:
  Class A                                                      (269,847)    (2,338,750)
--------------------------------------------------------------------------------------
  Class B                                                      (155,396)*   (1,352,052)*
--------------------------------------------------------------------------------------
  Class C                                                       (29,308)      (257,316)
======================================================================================
                                                              1,850,217    $17,517,402
______________________________________________________________________________________
======================================================================================

* Includes automatic conversion of 2,981 shares of Class B shares in the amount of $25,596 to 2,855 shares of Class A shares in the amount of $25,596.

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the period indicated.

                                                                   CLASS A
                                                              -----------------
                                                              DECEMBER 31, 2001
                                                              (DATE OPERATIONS
                                                                COMMENCED) TO
                                                                 OCTOBER 31,
                                                                    2002
-------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 10.00
-------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.03)(a)
-------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                      (1.27)
===============================================================================
    Total from investment operations                                 (1.30)
===============================================================================
Net asset value, end of period                                     $  8.70
_______________________________________________________________________________
===============================================================================
Total return(b)                                                     (13.00)%
_______________________________________________________________________________
===============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $ 7,834
_______________________________________________________________________________
===============================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                    1.75%(c)
-------------------------------------------------------------------------------
  Without fee waivers                                                 4.26%(c)
===============================================================================
Ratio of net investment income (loss) to average net assets          (0.34)%(c)
_______________________________________________________________________________
===============================================================================
Portfolio turnover rate                                                 42%
_______________________________________________________________________________
===============================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with general accepted accounting principles, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $3,217,599.

                                                                   CLASS B
                                                              -----------------
                                                              DECEMBER 31, 2001
                                                              (DATE OPERATIONS
                                                                COMMENCED) TO
                                                                 OCTOBER 31,
                                                                    2002
-------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 10.00
-------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.08)(a)
-------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                      (1.27)
===============================================================================
    Total from investment operations                                 (1.35)
===============================================================================
Net asset value, end of period                                     $  8.65
_______________________________________________________________________________
===============================================================================
Total return(b)                                                     (13.50)%
_______________________________________________________________________________
===============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $ 7,100
_______________________________________________________________________________
===============================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                    2.40%(c)
-------------------------------------------------------------------------------
  Without fee waivers                                                 4.91%(c)
===============================================================================
Ratio of net investment income (loss) to average net assets          (0.99)%(c)
_______________________________________________________________________________
===============================================================================
Portfolio turnover rate                                                 42%
_______________________________________________________________________________
===============================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with general accepted accounting principles, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $3,090,223.

                                                                   CLASS C
                                                              -----------------
                                                              DECEMBER 31, 2001
                                                              (DATE OPERATIONS
                                                                COMMENCED) TO
                                                                 OCTOBER 31,
                                                                    2002
-------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 10.00
-------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.08)(a)
-------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                      (1.27)
===============================================================================
    Total from investment operations                                 (1.35)
===============================================================================
Net asset value, end of period                                     $  8.65
_______________________________________________________________________________
===============================================================================
Total return(b)                                                     (13.50)%
_______________________________________________________________________________
===============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $ 1,116
_______________________________________________________________________________
===============================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                    2.40%(c)
-------------------------------------------------------------------------------
  Without fee waivers                                                 4.91%(c)
===============================================================================
Ratio of net investment income (loss) to average net assets          (0.99)%(c)
_______________________________________________________________________________
===============================================================================
Portfolio turnover rate                                                 42%
_______________________________________________________________________________
===============================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with general accepted accounting principles, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $750,568.

Report of Independent Auditors

To the Shareholders of AIM Large Cap Core Equity Fund
And Board of Trustees of AIM Equity Funds:



We have audited the accompanying statement of assets and liabilities of AIM Large Cap Core Equity Fund (a portfolio AIM Equity Funds), including the schedule of investments, as of October 31, 2002, and the related statement of operations, statement of changes in net assets, and financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.



We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Large Cap Core Equity Fund as of October 31, 2002, and the results of its operations, changes in its net assets, and financial highlights for the period then ended in conformity with accounting principles generally accepted in the United States.

                                                         /s/ ERNST & YOUNG LLP

Houston, Texas
December 10, 2002

OTHER INFORMATION

Trustees and Officers

As of December 31, 2001

The address of each trustee and officer of AIM Equity Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                   Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                       Held by Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Interested Persons
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham* -- 1946       1988               Chairman, President and Chief Executive   None
   Trustee, Chairman and                              Officer, A I M Management Group Inc.
   President                                          (financial services holding company);
                                                      Chairman and President, A I M Advisors,
                                                      Inc. (registered investment advisor);
                                                      Director and Senior Vice President,
                                                      A I M Capital Management, Inc.
                                                      (registered investment advisor);
                                                      Chairman, A I M Distributors, Inc.
                                                      (registered broker dealer), A I M Fund
                                                      Services, Inc. (registered transfer
                                                      agent), and Fund Management Company
                                                      (registered broker dealer); and
                                                      Director and Vice Chairman, AMVESCAP
                                                      PLC (parent of AIM and a global
                                                      investment management firm)
-------------------------------------------------------------------------------------------------------------------------------

   Independent Trustees
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001               Of Counsel, law firm of Baker &           Badgley Funds, Inc. (registered
   Trustee                                            McKenzie                                  investment company)
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993               Chairman, Crockett Technology             ACE Limited (insurance
   Trustee                                            Associates (technology consulting         company); and Captaris, Inc.
                                                      company)                                  (unified messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000               Chairman, Cortland Trust, Inc.            None
   Trustee                                            (registered investment company) and DHJ
                                                      Media, Inc.; Director, Magellan
                                                      Insurance Company; Member of Advisor
                                                      Board of Rotary Power International
                                                      (designer, manufacturer, and seller of
                                                      rotary power engines); formerly,
                                                      Director, President and CEO, Volvo
                                                      Group North America, Inc.; and director
                                                      of various affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998               Formerly, Chairman, Mercantile Mortgage   None
   Trustee                                            Corp.; Vice Chairman, President and
                                                      Chief Operating Officer,
                                                      Mercantile-Safe Deposit & Trust Co.;
                                                      and President, Mercantile Bankshares
                                                      Corp.
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997               Chief Executive Officer, Twenty First     Administaff
   Trustee                                            Century Group, Inc. (government affairs
                                                      company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1988               Partner, law firm of Kramer Levin         Cortland Trust, Inc.
   Trustee                                            Naftalis and Frankel LLP                  (registered investment company)
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998               Formerly, Chief Executive Officer, YWCA   None
   Trustee                                            of the USA
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1988               Partner, law firm of Pennock & Cooper     None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001               Retired                                   None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          1989               Executive Vice President, Development     None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-------------------------------------------------------------------------------------------------------------------------------

* Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of December 31, 2001


The address of each trustee and officer of AIM Equity Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                   Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                       Held by Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Other Officers
-------------------------------------------------------------------------------------------------------------------------------

   Gary T. Crum -- 1947            1988               Director and President, A I M Capital     N/A
   Senior Vice President                              Management, Inc.; Director and
                                                      Executive Vice President, A I M
                                                      Management Group Inc.; Director and
                                                      Senior Vice President, A I M Advisors,
                                                      Inc.; and Director, A I M Distributors,
                                                      Inc. and AMVESCAP PLC
-------------------------------------------------------------------------------------------------------------------------------

   Carol F. Relihan -- 1954        1988               Director, Senior Vice President,          N/A
   Senior Vice President and                          General Counsel and Secretary, A I M
   Secretary                                          Advisors, Inc. and A I M Management
                                                      Group Inc.; Director, Vice President
                                                      and General Counsel, Fund Management
                                                      Company; and Vice President, A I M Fund
                                                      Services, Inc., A I M Capital
                                                      Management, Inc. and A I M
                                                      Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Melville B. Cox -- 1943         1992               Vice President and Chief Compliance       N/A
   Vice President                                     Officer, A I M Advisors, Inc. and A I M
                                                      Capital Management, Inc.; and Vice
                                                      President, A I M Fund Services, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen -- 1940         1999               Vice President, A I M Advisors, Inc.      N/A
   Vice President                                     and A I M Capital Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Dana R. Sutton -- 1959          1988               Vice President and Fund Treasurer,        N/A
   Vice President and Treasurer                       A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------
The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        Ernst & Young LLP
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               5 Houston Center
Houston, TX 77046               Suite 100                       Suite 100                       1401 McKinney
                                Houston, TX 77046               Houston, TX 77046               Suite 1200
                                                                                                Houston, TX 77010

COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Ballard Spahr                   Kramer, Levin, Naftalis &       A I M Fund Services, Inc.       State Street Bank and Trust
Andrews & Ingersoll, LLP        Frankel LLP                     P.O. Box 4739                   Company
1735 Market Street              919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
Philadelphia, PA 19103          New York, NY 10022                                              Boston, MA 02110

THE AIM FAMILY OF FUNDS--Registered Trademark--

================================================================================

                                  [COVER IMAGE]

                                 MORE AGGRESSIVE

                                  SECTOR EQUITY

                           INTERNATIONAL/GLOBAL EQUITY

                                 DOMESTIC EQUITY

                                  FIXED INCOME

                                MORE CONSERVATIVE

================================================================================



================================================================================================================================
          DOMESTIC EQUITY                       INTERNATIONAL/GLOBAL EQUITY                          FIXED INCOME

                                                      MORE AGGRESSIVE                                   TAXABLE
          MORE AGGRESSIVE
                                        AIM Developing Markets Fund                                 MORE AGGRESSIVE
AIM Emerging Growth Fund                AIM European Small Company Fund
AIM Small Cap Growth Fund(1)            AIM Asia Pacific Growth Fund(2)                AIM High Yield Fund II
AIM Aggressive Growth Fund              AIM International Emerging Growth Fund         AIM High Yield Fund
AIM Opportunities I Fund(2,3)           AIM Global Aggressive Growth Fund              AIM Strategic Income Fund
AIM Mid Cap Growth Fund                 AIM European Growth Fund(2)                    AIM Income Fund
AIM Libra Fund                          AIM International Growth Fund(2)               AIM Global Income Fund
AIM Dent Demographic Trends Fund        AIM Global Growth Fund                         AIM Total Return Bond Fund
AIM Opportunities II Fund(2,3)          AIM Worldwide Spectrum Fund                    AIM Intermediate Government Fund
AIM Constellation Fund                  AIM Global Trends Fund                         AIM Short Term Bond Fund
AIM Large Cap Growth Fund               AIM International Core Equity Fund(2)          AIM Floating Rate Fund
AIM Weingarten Fund                                                                    AIM Limited Maturity Treasury Fund(4,5)
AIM Opportunities III Fund(2,3)                      MORE CONSERVATIVE                 AIM Money Market Fund
AIM Small Cap Equity Fund
AIM Capital Development Fund                           SECTOR EQUITY                               MORE CONSERVATIVE
AIM Mid Cap Core Equity Fund(2)
AIM Select Equity Fund                                MORE AGGRESSIVE                                  TAX-FREE
AIM Premier Equity II Fund(2)
AIM Premier Equity Fund(2)              AIM New Technology Fund                                     MORE AGGRESSIVE
AIM Blue Chip Fund                      AIM Global Science and Technology Fund(2)
AIM Mid Cap Basic Value Fund            AIM Global Energy Fund                         AIM High Income Municipal Fund
AIM Large Cap Core Equity Fund          AIM Global Financial Services Fund             AIM Municipal Bond Fund
AIM Charter Fund                        AIM Global Health Care Fund                    AIM Tax-Free Intermediate Fund(4,5)
AIM Basic Value Fund                    AIM Global Utilities Fund                      AIM Tax-Exempt Cash Fund
AIM Large Cap Basic Value Fund          AIM Real Estate Fund
AIM Balanced Fund*                                                                                 MORE CONSERVATIVE
AIM Basic Balanced Fund*                             MORE CONSERVATIVE
                                                                                                   [AIM FUNDS LOGO]
        MORE CONSERVATIVE                                                                      --Registered Trademark--

*Domestic equity and income fund

================================================================================================================================

Equity and fixed-income funds are shown from more aggressive to more conservative. When assessing the degree of risk, qualitative and quantitative factors considered included the funds' portfolio holdings, diversification permitted within the fund, the funds' standard deviations for three, five, 10, 15, 20 and 25 years, R-squared and beta analysis relative to the style-specific benchmarks, and the possibility of incorporating portfolio management tools such as leverage, derivatives and short selling. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For more information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (2) The following fund name changes became effective 7/1/02: AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3) Effective Oct. 1, 2002, the fund reopened to new investors. (4) Class A shares closed to new investors on Oct. 30, 2002. (5) Class A3 shares were first offered on October 31, 2002.

   For more complete information about any AIM fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read it carefully before investing. This brochure is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus, which contains more complete information, including sales charges and expenses. Please read it carefully before investing. If used after Jan. 20, 2003, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end.

A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and manages $117 billion in assets for approximately 9 million shareholders, including individual investors, corporate clients and financial institutions. The AIM Family of Funds--Registered Trademark-- is distributed nationwide. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $323 billion in assets under management.

As of 9/30/02.

                 INVEST WITH DISCIPLINE--Registered Trademark--

A I M Distributors, Inc.                                               LCCE-AR-1

                        ANNUAL REPORT / OCTOBER 31, 2002

                            AIM LARGE CAP GROWTH FUND

                                  [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                               AIMinvestments.com

================================================================================

                                 [COVER IMAGE]

                          THE BLUE VASE BY PAUL CEZANNE

  CEZANNE'S MAGNIFICENT STILL LIFES HAVE WITHSTOOD THE TEST OF TIME TO BECOME

CLASSIC EXAMPLES OF POSTIMPRESSIONISM. LIKE THESE MASTERPIECES, THE COMPANIES IN

    AIM LARGE CAP GROWTH FUND ARE ALSO RECOGNIZED AS LEADERS IN THEIR FIELDS.

================================================================================

AIM LARGE CAP GROWTH FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL. THE FUND SEEKS TO MEET ITS OBJECTIVE BY INVESTING, NORMALLY, AT LEAST 80% OF ITS ASSETS IN SECURITIES OF LARGE-CAPITALIZATION COMPANIES BELIEVED TO HAVE THE POTENTIAL FOR ABOVE-AVERAGE GROWTH IN REVENUES AND EARNINGS.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Large Cap Growth Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B, Class C and Class R shares will differ due to different sales charge structures and class expenses.

o   Class R shares are generally only available to retirement plans such as section 401 and 457 plans, Section 403 plans sponsored by a section 501(c)(3) organization and IRA rollovers from such plans if an AIM fund was offered. They are sold at net asset value, that is, without a sales charge. Class R shares were first offered on June 3, 2002. Returns prior to that date are hypothetical results based on Class A share returns (inception date 3/1/99) at net asset value, adjusted to reflect additional Class R 12b-1 fees. Class R share returns do not include a 0.75% contingent deferred sales charge (CDSC) that may be imposed on a total redemption plan assets within the first year.

o The fund may participate in the initial public offering (IPO) market in some market cycles. A significant portion of the fund's returns during certain periods was attributable to its investments in IPOs. These investments have a magnified impact when the fund's asset base is relatively small. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return. For additional information regarding the impact of IPO investments on the fund's performance, please see the fund's prospectus.

o The fund's investment return and principal value will fluctuate, so an investor's shares (when redeemed) may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock-market performance.

o The unmanaged Russell 1000 Index represents the performance of the stocks of large-capitalization companies.

o The unmanaged Lipper Large-Cap Growth Fund Index represents an average of the performance of the 30 largest large-capitalization growth funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

o The unmanaged Russell 1000 Growth Index measures the performance of Russell 1000 companies with higher price/book ratios and higher forecasted growth values.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses. Performance of a market index does not.

 AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN A BANK AND IS NEITHER GUARANTEED NOR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

       This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                               TO OUR SHAREHOLDERS

                    DEAR SHAREHOLDER:

[PHOTO OF           All of us know how difficult the equity markets were during
ROBERT H.           the fiscal year ended October 31, 2002. We are now in the
GRAHAM]             unenviable position of being able to say we have been in a deeper and longer market downturn than that of 1973-74. We know from experience that these conditions do eventually end, though no one can predict exactly when.

                       We are encouraged, however, by the fact that as I write
                    this letter, the U.S. equity market has had several positive weeks in a row. Whether this is the start of a long-term positive trend remains to be seen. In the meantime, let me assure you that all of us at AIM continue to work hard on your behalf.

                       In light of continuing market difficulties, I thought you
                    would appreciate detailed information on some of the methods AIM uses to manage your money. This information is presented in the two pages following this letter. I hope it will provide you with a greater understanding of our investment process, and I encourage you to read it carefully. One of our ongoing goals is to keep all of our shareholders well-informed.

BACK TO BASICS

When market conditions are as trying as they have been during the fiscal year covered by this report, it is well to keep some investing fundamentals in mind. First, seek professional advice--it is more important now than ever. A financial professional can help you:

   o Understand your entire financial profile before selecting individual investments so you can tailor your portfolio to specific goals and timetables.

   o Learn the characteristics of various asset classes. Recently, many investors have been seeking safety in fixed-income investments. Unfortunately, many do not understand that bond prices move in the opposite direction of interest rates. Existing bonds have been rising in value as interest rates have fallen, contributing to attractive total returns. But rates are now so low the upside potential of bond prices is limited. Sooner or later, the economy will expand more robustly, and interest rates will begin to rise. That will lower bond values, reducing total returns. As ever, diversification is an investing fundamental.

   o Develop reasonable expectations. Historically, stocks have averaged about a 10% return per year, bonds less, facts many of us forgot during the 1990s.

YOUR FUND MANAGERS' OBSERVATIONS

In the following pages, your fund's portfolio managers discuss your fund's performance during the fiscal year and the market conditions and investment strategies that affected that performance. I hope you find their comments helpful.

   During the fiscal year covered by this report, Class A shares of the AIM Large Cap Growth Fund returned -16.44% at net asset value. Its Lipper peer group, the Lipper Large-Cap Growth Fund Index, returned -18.63%. Late in the fiscal year, large-cap stocks began to outperform small- and mid-cap stocks, which they had not done for some time. We are hopeful that improved performance for large-cap stocks continues and the market rewards market-leading companies going forward.

   Timely information about your fund and the markets is always available on our Web site, aiminvestments.com. Our Client Services Department can be reached during regular business hours at 800-959-4246.

IMPORTANT NEWS ABOUT AIM

This report features AIM's new logo and Web address, which we have adopted to better reflect our diverse line of investment products. We are well known for our mutual funds, but we also offer solutions for many investment situations through a broad array of products and services including retirement products for employers and individuals, annuities, college savings plans, separately managed accounts, and cash management for businesses.

    I am also pleased to announce that Mark Williamson will become Chief Executive Officer of A I M Management Group Inc., the parent company of your fund's advisor and distributor, on January 1, 2003. I will remain Chairman of AIM. Mark has had a long and distinguished career in the mutual fund industry and I am looking forward to his joining the AIM team.

    Thank you for investing with AIM. I look forward to reporting to you again in six months.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
December 2, 2002

================================================================================

                                 WE ARE HOPEFUL

                          THAT IMPROVED PERFORMANCE FOR

                         LARGE-CAP STOCKS CONTINUES ...

                                ROBERT H. GRAHAM

================================================================================

                      A SPECIAL MESSAGE TO OUR SHAREHOLDERS

INVESTMENT RESEARCH UPDATE FOR AIM CLIENTS


 [EDGAR M. LARSEN PHOTO]
     EDGAR M. LARSEN
CHIEF INVESTMENT OFFICER

   [GARY T. CRUM PHOTO]
       GARY T. CRUM
 DIRECTOR OF INVESTMENTS


THE FINANCIAL MARKETS have been battered over the past year by a wave of corporate scandals, accounting restatements, bankruptcies of high-profile companies and, in a few cases, outright financial fraud. Many investors, understandably, feel uncertain about whether their portfolios are positioned to withstand such a prolonged and severe market downturn. Now seems to be an appropriate time to step back and reiterate AIM's concern for the financial well-being of all of our clients and AIM's commitment to competitive excellence across all investment disciplines.

    We at AIM are proud of our rigorous qualitative and quantitative analytical processes, and we remain confident that we will preserve our long-term record of success through uncompromising fundamental research. During this recent period of market instability, we have placed even greater focus on meticulous research, and we continually look for new ways to improve our process.

    We have the resources and the people needed to seek out the best investment opportunities that exist in any market. It should be emphasized that AIM's teams have not changed their investment strategies; rather our disciplines have been fine-tuned in order to better understand each portfolio holding and to optimize each fund's overall structure.

    Rigorous accounting analysis is at the forefront of our investment-research efforts. AIM employs both internal and external accounting experts and proprietary tools to screen our portfolios for high-risk situations and to look for investment opportunities.

BEYOND THE BOTTOM LINE

By going beyond the reported bottom-line numbers, we strive to understand where a company's growth is coming from and how sustainable it may be. Our discipline takes us through an in-depth examination of the financial statements and industry conditions, combined with an evaluation of management's style and strategy.

    AIM's portfolio managers have taken advantage of some unique valuations in this unusual market environment by adding opportunistically to their portfolios. In addition to strong financial fundamentals and attractively priced securities, AIM's teams look for companies with experienced and credible management teams. Sometimes this means not accepting the consensus view of a particular company.

    AIM seeks independent thought, both from our own analysts and portfolio managers, and from trusted Wall Street sources. Our goal is to cultivate an ongoing dialogue with independent thinkers in every industry, whether they work for one of our portfolio companies, on Wall Street, at an independent research boutique, or right here within our own firm. To this end, we have long had a collaborative environment where communication across investment teams is encouraged.

    For example, AIM's fixed-income and equity analysts attend the same meetings

================================================================================

                               RIGOROUS ACCOUNTING

                                 ANALYSIS IS AT

                                THE FOREFRONT OF

                                 OUR INVESTMENT-

                                RESEARCH EFFORTS.

================================================================================
with company managements, and thus analyze the company from two different perspectives. Our international managers work with our domestic teams to cover the more globally oriented companies. And the teams that manage AIM's sector-specific funds share their industry expertise with the rest of our investment teams. As our professional staff and resources have grown, so have the direct contacts with company management teams. Last year, AIM's analysts and portfolio managers had more than 4,000 meetings with the senior executives of our portfolio companies.

EDUCATION AND TRAINING

Continuing education and training are important in the ever-changing world of investment analysis. We invite experts from such fields as accounting, derivatives and banking to AIM so that we remain informed about current corporate-finance techniques, new accounting regulations and other shifts in the landscape of American business.

    Over the past five years, AIM has devoted substantial resources to our research department's personnel. Today, 68 percent of our investment management and research professionals have earned master's degrees in business or finance. Sixty percent have earned the Chartered Financial Analyst (CFA) or Certified Public Accountant (CPA) designations.

QUANTITATIVE EXPERTISE

AIM's team of quantitative analysts plays a large role in portfolio construction and performance monitoring. Our state-of-the-art proprietary tools include the means to optimize a portfolio's construction, which includes managing and monitoring risk, analyzing performance, and conducting hypothetical trading scenarios to see how they would affect the overall portfolio. These tools offer our investment teams a more acute awareness of how their portfolios stack up against their benchmarks and their peers.

    Attribution tools allow us to monitor relative sector and industry weightings, individual security weightings, and correlations across different holdings. Our portfolio management teams aren't the only ones using these customized risk-assessment tools. They also are used to generate detailed reports that are reviewed by members of AIM's senior management. We have a schedule of formalized periodic reviews to assess the construction and the risk-adjusted performance of the funds, to offer guidance to the portfolio managers, and to take corrective action when warranted.

DIVERSIFICATION OF AIM'S OFFERINGS

Even during the equity-market bubble of the late 1990s, AIM advocated a diversified approach to portfolio management for its clients. As growth stocks registered double-digit gains, we were taking a longer-term view of the markets and actively diversified our product line across market styles and capitalization ranges.

    As the financial markets have changed over the past few years, so has AIM's selection of fund offerings. In the past, AIM was recognized for investing in the equities of U.S. growth companies. Today, AIM's three largest equity funds--AIM Basic Value Fund, AIM Premier Equity Fund and AIM Constellation Fund--represent three distinctly different investment disciplines: Value, Blend and Growth. Complementing those funds are dozens more in all styles, market-cap ranges, asset classes, and geographic regions.

    AIM's clients can create diversified, all-weather portfolios by selecting from our full spectrum of funds, whether they seek equity or fixed-income, value or growth, domestic or international, aggressive or conservative, or any combination in between. Over the course of any complete market cycle, we expect a portfolio that is a blend of these quality funds will provide a prudent approach to achieving one's long-term investment goals.

    This period of market dislocation has been painful for all of us. But over the long term, we are confident that tightened accounting regulations, an increased level of governmental oversight, and the reallocation of resources following the recent bubble will all result in a healthy resurgence of the American financial system.

    AIM's investment teams and processes continue to be honed and tested in today's challenging environment. We believe that this prolonged bear market has created some unparalleled opportunities to invest in leading companies that will weather the market storm and recover their industry-leading positions when global economic growth reaccelerates.

    We are grateful for the trust our clients have placed in AIM, and we reaffirm our commitment to excellence across all of our investment disciplines.

Sincerely,

/s/ GARY T. CRUM
Gary T. Crum
Director of Investments/AIM

/s/ EDGAR M. LARSEN
Edgar M. Larsen
Chief Investment Officer/AIM

================================================================================

                               ... WE REAFFIRM OUR

                                  COMMITMENT TO

                              EXCELLENCE ACROSS ALL

                                OF OUR INVESTMENT

                                  DISCIPLINES.

================================================================================

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

MEETING THE CHALLENGE: CHOOSING MARKET LEADERS IN DIFFICULT MARKET

WHAT WERE THE MAJOR TRENDS IN THE FINANCIAL MARKETS DURING THE FISCAL YEAR?

As we all know, the financial markets have suffered greatly during the year that this report encompasses--the fund's fiscal year ended October 31, 2002. The disappointments have affected almost all investors. The equity market has experienced considerable losses. Small-, mid-, and large-cap stocks all have been affected.

   Along with anemic company earnings, investors' concerns about corporate accounting practices, mixed economic signals, the threat of additional terrorist attacks, and the possibility of war with Iraq accounted for much of the financial markets' volatility. Finally, the U.S. consumer, long the strongest element of our weakened economy, displayed a loss of confidence in September. The calendar quarter that ended September 30 marked a low for the markets not seen since 1987. In October, the financial markets had several positive weeks in a row, but it is still not clear whether the prolonged bear market has ended.

HOW DID AIM LARGE CAP GROWTH FUND PERFORM?

For the fiscal year ended October 31, 2002, the fund's Class A, Class B, Class C and Class R shares returned -16.44%, -16.96%, -16.84% and -16.51%, respectively. These figures are at net asset value, which does not include sales charges.

WHAT ARE THE BENCHMARKS THE FUND IS MEASURED AGAINST, AND HOW DID THEY PERFORM?

As stated in the fund's prospectus, the Russell 1000 Index is the broad-based index against which AIM Large Cap Growth Fund is measured. For the 12 months ended October 31, 2002, the Russell 1000 Index returned -14.60%. An index that closely matches the style of the fund, the Russell 1000 Growth Index, returned -19.62% for the same period. The fund's Lipper peer group, the Lipper Large-Cap Growth Fund Index, returned -18.63%. We know you are disappointed, as we are disappointed, that all of the returns cited are in negative territory. Nevertheless, the AIM Large Cap Growth Fund's returns were in line with its benchmark, and it posted better returns than the two growth indexes.

HOW HAVE YOU MANAGED THE FUND?

To better diversify the fund's risk, we added to the number of stocks in the portfolio. Over the fiscal year, our number of holdings increased from 65 to 84.

    Toward the end of the period, we increased our weighting in consumer staples. Consumer staples and health care have done well of late. Both are considered defensive sectors. These companies have been putting up strong numbers. Some of these market leaders like Procter & Gamble and Clorox have dramatically cut their operating costs, and their earnings per share have increased.

    We pared back our technology exposure, particularly in semiconductors. Being underweight in technology helped the relative performance of the fund.

    The two worst-performing sectors for the fund were technology and financial services. The portfolio was negatively affected by our exposure to the financial services sector. Certain large financial services companies came under pressure in the wake of corporate scandals related to financial reporting.

PORTFOLIO COMPOSITION

as of 10/31/02, based on total net assets

==================================================================================================================================
INVESTMENT TYPE BREAKDOWN               TOP 10 HOLDINGS                                TOP 10 INDUSTRIES
==================================================================================================================================
               [PIE CHART]

COMMON STOCK, DOMESTIC       90.93%      1. Microsoft Corp.                   4.7%      1. Pharmaceuticals                    11.3%

STOCK & OTHER EQUITY                     2. Pfizer Inc.                       4.4       2. Diversified Financial Services      6.4
INTERESTS, INTERNATIONAL      6.31%
                                         3. Dell Computer Corp.               3.7       3. Systems Software                    6.3
CASH & OTHER                  2.76%
                                         4. Johnson & Johnson                 3.7       4. Banks                               5.8

                                         5. Freddie Mac                       2.8       5. Health Care Equipment               5.4

                                         6. UnitedHealth Group Inc.           2.2       6. Computer Hardware                   4.8

                                         7. Procter & Gamble Co. (The)        2.0       7. Household Products                  4.1

                                         8. Cisco Systems, Inc.               1.9       8. Managed Health Care                 4.0

                                         9. Teva Pharmaceutical Industries              9. Specialty Stores                    3.9
                                            Ltd.-ADR (Israel)                 1.9
                                                                                       10. Diversified Commercial Services     3.3
                                        10. SLM Corp.                         1.9

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

==================================================================================================================================

HAVE YOU DONE ANYTHING DIFFERENTLY IN LIGHT OF THE DIFFICULT MARKETS?

Though we have carefully changed holdings--and thereby modified sector weightings in the portfolio over time--we have not changed the way that we choose stocks. Our stock-selection process remains one of individual stock selection based on earnings fundamentals. When our sector weightings change, it is because the fundamentals of the individual companies within that sector have changed. We are solidly committed to the growth discipline in the large-cap stock arena. We continue to own companies recognized as leaders in their respective industries, as these firms have historically fared better in volatile market environments.

CAN YOU DISCUSS A FEW STOCKS IN PARTICULAR THAT IMPACTED THE FUND'S PORTFOLIO?

    o In the health care sector, UnitedHealth Group was a great performer. The company's third quarter results, announced October 17, 2002, included increased revenues, cash flow, and operating margins. Earnings per share were up 44% on a comparative basis for the quarter.

    o Because of challenges in several of its business units and decreased earnings expectations, industrial conglomerate General Electric detracted from the portfolio's performance. We have substantially reduced our exposure to this holding.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE REPORTING PERIOD?

Conditions continued to be volatile and uncertain. Investors were wary and prone to take short-term profits when they could. In the third calendar quarter of 2002, earnings did not pick up as expected, telling us that an economic turnaround was not as imminent as some had hoped. Even when companies met their earnings estimates, they were often subsequently punished in the marketplace--indicating that skepticism continued to exist among investors. On a brighter note for AIM Large Cap Growth Fund, in July, August and October, large-cap growth stocks outperformed their small- and mid-cap counterparts.

WHAT ADDITIONAL COMMENTS WOULD YOU LIKE TO PROVIDE SHAREHOLDERS?

First, be assured that we are diligently examining and re-examining every decision we make in this volatile marketplace.

    We know that large-cap stocks have been out of favor for quite some time. We also believe that there is merit to the "contrarian" viewpoint, which holds that, rather than "running with the herd," it can be advantageous to be invested in out-of-favor segments of the market that may potentially achieve strong returns.

    We believe the economy will achieve a stable recovery, though the outstanding question remains, "When?" Since earnings rely largely on the economy, we expect earnings to return in full force when the economy improves. We strongly believe we have a portfolio that is properly positioned for the long term.

The last 2 1/2 years have been challenging for equity mutual fund investors. The S&P 500, considered representative of U.S. stock market performance, has declined significantly since hitting an all-time high in early 2000.

    The colored bars on the chart represent bear markets, typically defined as a 20% decline in the stock market. As the chart shows, the 2000-2002 bear market has been more severe and more prolonged than any other in the last 50 years. But it shows that market declines have always ended--and that the stock market has risen over time. While past performance cannot guarantee comparable future results, and while no one can say precisely when the current decline will end, history shows that bear markets never last.

    That is why AIM urges all investors to maintain a long-term investment discipline.

================================================================================

HISTORY SHOWS THAT BEAR MARKETS NEVER LAST ...

U. S. STOCK MARKET AS REPRESENTED BY S&P 500

                                                       [LINE CHART]

9/30/52    24      3/31/61      65      9/30/69         93      3/31/78        89  9/30/86       231    3/31/95       500
12/31/52   26      6/30/61      64      12/31/69        92      6/30/78        95  12/31/86      242    6/30/95       544
3/31/53    25      9/29/61      66      3/31/70         89      9/29/78       102  3/31/87       291    9/29/95       584
6/30/53    24      12/29/61     71      6/30/70         72      12/29/78       96  6/30/87       304    12/29/95      615
9/30/53    23      3/30/62      69      9/30/70         84      3/30/79       101  9/30/87       321    3/29/96       645
12/31/53   24      6/29/62      54      12/31/70        92      6/29/79       102  12/31/87      247    6/28/96       670
3/31/54    26      9/28/62      56      3/31/71        100      9/28/79       109  3/31/88       258    9/30/96       687
6/30/54    29      12/31/62     63      6/30/71         99      12/31/79      107  6/30/88       273    12/31/96      740
9/30/54    32      3/29/63      66      9/30/71         98      3/31/80       102  9/30/88       271    3/31/97       757
12/31/54   35      6/28/63      69      12/31/71       102      6/30/80       114  12/30/88      277    6/30/97       885
3/31/55    36      9/30/63      71      3/31/72        107      9/30/80       125  3/31/89       294    9/30/97       947
6/30/55    41      12/31/63     75      6/30/72        107      12/31/80      135  6/30/89       317    12/31/97      970
9/30/55    43      3/31/64      78      9/29/72        110      3/31/81       136  9/29/89       349    3/31/98      1101
12/30/55   45      6/30/64      81      12/29/72       118      6/30/81       131  12/29/89      353    6/30/98      1133
3/30/56    48      9/30/64      84      3/30/73        111      9/30/81       116  3/30/90       339    9/30/98      1017
6/29/56    46      12/31/64     84      6/29/73        104      12/31/81      122  6/29/90       358    12/31/98     1229
9/28/56    45      3/31/65      86      9/28/73        108      3/31/82       111  9/28/90       306    3/31/99      1286
12/31/56   46      6/30/65      84      12/31/73        97      6/30/82       109  12/31/90      330    6/30/99      1372
3/29/57    44      9/30/65      89      3/29/74         93      9/30/82       120  3/29/91       375    9/30/99      1282
6/28/57    47      12/31/65     92      6/28/74         86      12/31/82      140  6/28/91       371    12/31/99     1469
9/30/57    42      3/31/66      89      9/30/74         63      3/31/83       152  9/30/91       387    3/31/00      1498
12/31/57   39      6/30/66      84      12/31/74        68      6/30/83       168  12/31/91      417    6/30/00      1454
3/31/58    42      9/30/66      76      3/31/75         83      9/30/83       166  3/31/92       403    9/29/00      1436
6/30/58    45      12/30/66     80      6/30/75         95      12/30/83      164  6/30/92       408    12/29/00     1320
9/30/58    50      3/31/67      90      9/30/75         83      3/30/84       159  9/30/92       417    3/30/01      1160
12/31/58   55      6/30/67      90      12/31/75        90      6/29/84       153  12/31/92      435    6/29/01      1224
3/31/59    55      9/29/67      96      3/31/76        102      9/28/84       166  3/31/93       451    9/28/01      1040
6/30/59    58      12/29/67     96      6/30/76        104      12/31/84      167  6/30/93       450    12/31/01     1148
9/30/59    56      3/29/68      90      9/30/76        105      3/29/85       180  9/30/93       458    3/29/02      1147
12/31/59   59      6/28/68      99      12/31/76       107      6/28/85       191  12/31/93      466    6/28/02       989
3/31/60    55      9/30/68     102      3/31/77         98      9/30/85       182  3/31/94       445    9/30/02       815
6/30/60    56      12/31/68    103      6/30/77        100      12/31/85      211  6/30/94       444
9/30/60    53      3/31/69     101      9/30/77         96      3/31/86       238  9/30/94       462
12/30/60   58      6/30/69      97      12/30/77        95      6/30/86       250  12/30/94      459

                                                                                                     Source: Bloomberg LP
=========================================================================================================================

================================================================================

                            PORTFOLIO MANAGEMENT TEAM

                                 AS OF 10/31/02

                               GEOFFREY V. KEELING

                                 ROBERT L. SHOSS

                        ASSISTED BY LARGE CAP GROWTH TEAM

                          See important fund and index

                         disclosures inside front cover.

                                    [GRAPHIC]

                           For More Information Visit

                               AIMinvestments.com

================================================================================

                                FUND PERFORMANCE


================================================================================

RESULTS OF A $10,000 INVESTMENT

3/01/99-10/31/02

                                [MOUNTAIN CHART]



DATE            AIM LARGE CAP GROWTH FUND      RUSSELL 1000 INDEX
                CLASS A SHARES


03/01/99         9450                          10000
3/99            10116                          10383
4/99             9935                          10817
5/99             9621                          10584
6/99            10354                          11123
7/99            10098                          10783
8/99            10117                          10682
9/99            10098                          10389
10/99           10745                          11087
11/99           11458                          11372
12/99           13180                          12057
1/00            13313                          11564
2/00            16092                          11533
3/00            16692                          12584
4/00            15808                          12164
5/00            14818                          11849
6/00            16778                          12152
7/00            16911                          11950
8/00            19529                          12834
9/00            18578                          12238
10/00           16883                          12091
11/00           13809                          10985
12/00           14303                          11118
1/01            13770                          11484
2/01            10762                          10413
3/01             9402                           9721
4/01            10497                          10502
5/01            10258                          10573
6/01             9954                          10334
7/01             9582                          10193
8/01             8812                           9572
9/01             7936                           8760
10/01            8393                           8943
11/01            9049                           9630
12/01            9135                           9732
1/02             9021                           9608
2/02             8517                           9415
3/02             8984                           9801
4/02             8365                           9239
5/02             8184                           9157
6/02             7670                           8480
7/02             7147                           7851
8/02             7155                           7891
9/02             6671                           7052
10/02            7012                           7638

                                                            Source: Lipper, Inc.

Past performance does not guarantee comparable future results.

================================================================================



The chart compares AIM Large Cap Growth Fund Class A shares to a benchmark index. It is intended to give you a general idea of how your fund performed compared to this index over the period 3/01/99- 10/31/02. It is important to understand the difference between your fund and an index. Market indexes, such as the Russell 1000 Index, are not managed and incur no sales charges, expenses or fees. If you could buy all securities that make up a market index, you would incur expenses that would affect your investment return.

    Your fund's total return includes sales charges, expenses and management fees.

    Performance of the fund's Class A, B, C and R will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover.

    Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance for the index does not reflect the effects of taxes.

FUND RETURNS
as of 10/31/02

AVERAGE ANNUAL TOTAL RETURNS
including sales charges

================================================================================

CLASS A SHARES
 Inception (3/1/99)                 -9.22%
  1 Year                           -21.01

CLASS B SHARES
 Inception (4/5/99)                -11.99%
  1 Year                           -21.11

CLASS C SHARES
 Inception (4/5/99)                -11.20%
  1 Year                           -17.67

CLASS R SHARES*
 Inception                          -7.93%
  1 Year                           -16.51


In addition to returns as of the close of the reporting period, industry regulations require us to provide average annual total returns (including sales charges) as of September 30, 2002, the most recent calendar quarter-end, which were: Class A shares, inception, -10.69%; one year, -20.61%. Class B shares, inception, -13.50%; one year, -20.74%. Class C shares, inception, -12.71%; one year, -17.28%. Class R shares, inception, -9.38%; one year, -16.03%.

*Class R shares were first offered on June 3, 2002. Returns prior to that date are hypothetical results based on Class A share returns (inception date 3/1/99) at net asset value, adjusted to reflect additional Class R 12b-1 fees. Class R share returns do not include a 0.75% contingent deferred sales charge (CDSC) that may be imposed on a total redemption of retirement plan assets within the first year.

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

FINANCIALS

Schedule of Investments

October 31, 2002


                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-97.24%

Aerospace & Defense-1.50%

Lockheed Martin Corp.                              34,000    $  1,968,600
-------------------------------------------------------------------------
United Technologies Corp.                          28,000       1,726,760
=========================================================================
                                                                3,695,360
=========================================================================

Apparel Retail-1.23%

Limited Brands                                     84,000       1,316,280
-------------------------------------------------------------------------
TJX Cos., Inc. (The)                               83,000       1,703,160
=========================================================================
                                                                3,019,440
=========================================================================

Apparel, Accessories & Luxury Goods-0.72%

Jones Apparel Group, Inc.(a)                       51,000       1,766,640
=========================================================================

Application Software-3.06%

Electronic Arts Inc.(a)                            55,000       3,581,600
-------------------------------------------------------------------------
Intuit Inc.(a)                                     76,000       3,945,920
=========================================================================
                                                                7,527,520
=========================================================================

Automobile Manufacturers-0.87%

Bayerische Motoren Werke A.G. (Germany)            60,000       2,140,938
=========================================================================

Banks-5.80%

Bank of America Corp.                              31,000       2,163,800
-------------------------------------------------------------------------
Charter One Financial, Inc.                        81,850       2,478,418
-------------------------------------------------------------------------
M & T Bank Corp.                                   18,000       1,474,560
-------------------------------------------------------------------------
North Fork Bancorp., Inc.                          53,000       2,038,380
-------------------------------------------------------------------------
U.S. Bancorp                                       67,000       1,413,030
-------------------------------------------------------------------------
Washington Mutual, Inc.                            75,000       2,682,000
-------------------------------------------------------------------------
Wells Fargo & Co.                                  40,000       2,018,800
=========================================================================
                                                               14,268,988
=========================================================================

Brewers-1.22%

Anheuser-Busch Cos., Inc.                          57,000       3,007,320
=========================================================================

Building Products-0.53%

Masco Corp.                                        64,000       1,315,840
=========================================================================

Casinos & Gambling-0.85%

Harrah's Entertainment, Inc.(a)                    50,000       2,100,000
=========================================================================

Computer Hardware-4.79%

Dell Computer Corp.(a)                            315,000       9,012,150
-------------------------------------------------------------------------
International Business Machines Corp.              35,000       2,762,900
=========================================================================
                                                               11,775,050
=========================================================================

Computer Storage & Peripherals-1.50%

Lexmark International, Inc.(a)                     62,000       3,684,040
=========================================================================

Consumer Finance-0.88%

MBNA Corp.                                        107,000       2,173,170
=========================================================================

Data Processing Services-1.28%

First Data Corp.                                   90,000       3,144,600
=========================================================================

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------


Diversified Commercial Services-3.32%

Apollo Group, Inc.-Class A(a)                      65,000    $  2,697,500
-------------------------------------------------------------------------
H&R Block, Inc.                                    60,000       2,662,800
-------------------------------------------------------------------------
Weight Watchers International, Inc.(a)             59,000       2,793,650
=========================================================================
                                                                8,153,950
=========================================================================

Diversified Financial Services-6.40%

Fannie Mae                                         27,000       1,805,220
-------------------------------------------------------------------------
Freddie Mac                                       113,000       6,958,540
-------------------------------------------------------------------------
Moody's Corp.                                      50,000       2,355,000
-------------------------------------------------------------------------
SLM Corp.                                          45,000       4,623,300
=========================================================================
                                                               15,742,060
=========================================================================

Electronic Equipment & Instruments-0.68%

Samsung Electronics Co., Ltd. (South Korea)         5,900       1,662,990
=========================================================================

General Merchandise Stores-0.78%

Wal-Mart Stores, Inc.                              36,000       1,927,800
=========================================================================

Health Care Equipment-5.35%

Becton, Dickinson & Co.                            83,000       2,449,330
-------------------------------------------------------------------------
Boston Scientific Corp.(a)                         98,000       3,687,740
-------------------------------------------------------------------------
Medtronic, Inc.                                    35,000       1,568,000
-------------------------------------------------------------------------
St. Jude Medical, Inc.(a)                          50,000       1,780,500
-------------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                           89,000       3,668,580
=========================================================================
                                                               13,154,150
=========================================================================

Health Care Facilities-1.84%

Tenet Healthcare Corp.(a)                         157,500       4,528,125
=========================================================================

Health Care Supplies-1.25%

Alcon, Inc. (Switzerland)(a)                       75,000       3,076,500
=========================================================================

Home Improvement Retail-2.19%

Home Depot, Inc. (The)                             87,000       2,512,560
-------------------------------------------------------------------------
Lowe's Cos., Inc.                                  69,000       2,879,370
=========================================================================
                                                                5,391,930
=========================================================================

Household Products-4.14%

Clorox Co.                                         60,000       2,695,800
-------------------------------------------------------------------------
Procter & Gamble Co. (The)                         56,000       4,953,200
-------------------------------------------------------------------------
Reckitt Benckiser PLC (United Kingdom)            140,000       2,541,722
=========================================================================
                                                               10,190,722
=========================================================================

Housewares & Specialties-2.36%

Fortune Brands, Inc.                               51,000       2,553,060
-------------------------------------------------------------------------
Newell Rubbermaid Inc.                            100,000       3,242,000
=========================================================================
                                                                5,795,060
=========================================================================

Industrial Conglomerates-2.22%

3M Co.                                             24,000       3,046,560
-------------------------------------------------------------------------
General Electric Co.                               96,000       2,424,000
=========================================================================
                                                                5,470,560
=========================================================================


                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------

Industrial Machinery-0.82%

ITT Industries, Inc.                               31,000    $  2,014,380
=========================================================================

Internet Retail-0.85%

eBay Inc.(a)                                       32,900       2,081,254
=========================================================================

Leisure Products-0.81%

Mattel, Inc.                                      108,000       1,982,880
=========================================================================

Life & Health Insurance-1.03%

AFLAC Inc.                                         83,600       2,544,784
=========================================================================

Managed Health Care-4.03%

Anthem, Inc.(a)                                    70,600       4,447,800
-------------------------------------------------------------------------
UnitedHealth Group Inc.                            60,000       5,457,000
=========================================================================
                                                                9,904,800
=========================================================================

Motorcycle Manufacturers-1.38%

Harley-Davidson, Inc.                              65,000       3,399,500
=========================================================================

Networking Equipment-1.93%

Cisco Systems, Inc.(a)                            424,000       4,740,320
=========================================================================

Office Services & Supplies-0.66%

Avery Dennison Corp.                               26,000       1,618,240
=========================================================================

Personal Products-1.69%

Avon Products, Inc.                                53,000       2,569,970
-------------------------------------------------------------------------
Gillette Co. (The)                                 53,000       1,583,640
=========================================================================
                                                                4,153,610
=========================================================================

Pharmaceuticals-11.28%

Allergan, Inc.                                     33,000       1,796,850
-------------------------------------------------------------------------
Johnson & Johnson                                 153,000       8,988,750
-------------------------------------------------------------------------
Novartis A.G. (Switzerland)                        38,000       1,448,379
-------------------------------------------------------------------------
Pfizer Inc.                                       342,000      10,865,340
-------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                         60,000       4,645,800
=========================================================================
                                                               27,745,119
=========================================================================

Property & Casualty Insurance-1.79%

Ambac Financial Group, Inc.                        31,000       1,915,800
-------------------------------------------------------------------------
Progressive Corp.                                  45,000       2,475,000
=========================================================================
                                                                4,390,800
=========================================================================

Publishing-0.80%

Gannett Co., Inc.                                  26,000       1,974,180
=========================================================================

Restaurants-0.89%

Yum! Brands, Inc.(a)                               97,000       2,185,410
=========================================================================

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------


Semiconductor Equipment-0.58%

Applied Materials, Inc.(a)                         95,000    $  1,427,850
=========================================================================

Semiconductors-1.64%

Analog Devices, Inc.(a)                            56,000       1,500,800
-------------------------------------------------------------------------
Microchip Technology Inc.                          71,000       1,732,400
-------------------------------------------------------------------------
Texas Instruments Inc.                             51,000         808,860
=========================================================================
                                                                4,042,060
=========================================================================

Soft Drinks-2.02%

Coca-Cola Enterprises, Inc.                       107,000       2,550,880
-------------------------------------------------------------------------
PepsiCo, Inc.                                      55,000       2,425,500
=========================================================================
                                                                4,976,380
=========================================================================

Specialty Stores-3.94%

AutoZone, Inc.(a)                                  37,000       3,173,490
-------------------------------------------------------------------------
Bed Bath & Beyond Inc.(a)                          58,000       2,056,680
-------------------------------------------------------------------------
Blockbuster Inc.-Class A                           68,000       1,629,960
-------------------------------------------------------------------------
Staples, Inc.(a)                                  182,000       2,821,000
=========================================================================
                                                                9,681,130
=========================================================================

Systems Software-6.34%

Microsoft Corp.(a)                                215,000      11,496,050
-------------------------------------------------------------------------
Oracle Corp.(a)                                   209,000       2,129,710
-------------------------------------------------------------------------
Symantec Corp.(a)                                  49,000       1,960,000
=========================================================================
                                                               15,585,760
=========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $242,606,462)                           239,161,210
=========================================================================

                                               PRINCIPAL
                                                 AMOUNT
U.S. TREASURY SECURITIES-0.81%

U.S. Treasury Bills-0.81%

  1.63%, 12/19/02 (Cost $1,995,640)(b)         $2,000,000       1,995,640
=========================================================================

                                                 SHARES
MONEY MARKET FUNDS-1.94%

STIC Liquid Assets Portfolio(c)                 2,384,197       2,384,197
-------------------------------------------------------------------------
STIC Prime Portfolio(c)                         2,384,197       2,384,197
=========================================================================
    Total Money Market Funds (Cost
      $4,768,394)                                               4,768,394
=========================================================================
TOTAL INVESTMENTS-99.99% (Cost $249,370,496)                  245,925,244
=========================================================================
OTHER ASSETS LESS LIABILITIES-0.01%                                19,112
=========================================================================
NET ASSETS-100.00%                                           $245,944,356
_________________________________________________________________________
=========================================================================

Investment Abbreviations:

ADR    - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

Statement of Assets and Liabilities

October 31, 2002

ASSETS:

Investments, at market value (cost
  $249,370,496)*                                 $245,925,244
-------------------------------------------------------------
Receivables for:
  Investments sold                                  4,827,370
-------------------------------------------------------------
  Fund shares sold                                    696,907
-------------------------------------------------------------
  Dividends                                           121,841
-------------------------------------------------------------
Investment for deferred compensation plan              17,077
-------------------------------------------------------------
Collateral for securities loaned                    2,126,650
-------------------------------------------------------------
Other assets                                           25,972
=============================================================
    Total assets                                  253,741,061
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                             4,435,649
-------------------------------------------------------------
  Fund shares reacquired                              876,851
-------------------------------------------------------------
  Deferred compensation plan                           17,077
-------------------------------------------------------------
  Collateral upon return of securities loaned       2,126,650
-------------------------------------------------------------
Accrued distribution fees                             213,061
-------------------------------------------------------------
Accrued trustees' fees                                    779
-------------------------------------------------------------
Accrued transfer agent fees                            80,523
-------------------------------------------------------------
Accrued operating expenses                             46,115
=============================================================
    Total liabilities                               7,796,705
=============================================================
Net assets applicable to shares outstanding      $245,944,356
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                          $105,320,114
_____________________________________________________________
=============================================================
Class B                                          $104,039,933
_____________________________________________________________
=============================================================
Class C                                          $ 36,575,031
_____________________________________________________________
=============================================================
Class R                                          $      9,278
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Class A                                            14,281,935
_____________________________________________________________
=============================================================
Class B                                            14,448,671
_____________________________________________________________
=============================================================
Class C                                             5,076,179
_____________________________________________________________
=============================================================
Class R                                                 1,259
_____________________________________________________________
=============================================================
Class A:
  Net asset value per share                      $       7.37
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $7.37 divided by
      94.50%)                                    $       7.80
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per share   $       7.20
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per share   $       7.21
_____________________________________________________________
=============================================================
Class R:
  Net asset value and offering price per share   $       7.37
_____________________________________________________________
=============================================================

* At October 31, 2002, securities with an aggregate market value of $2,108,802 were on loan to brokers.

Statement of Operations

For the year ended October 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $21,274)                                       $  1,825,498
-------------------------------------------------------------
Dividends from affiliated money market funds          298,261
-------------------------------------------------------------
Interest                                               22,601
-------------------------------------------------------------
Security lending income                                19,706
=============================================================
    Total investment income                         2,166,066
=============================================================

EXPENSES:

Advisory fees                                       2,371,037
-------------------------------------------------------------
Administrative services fees                           87,337
-------------------------------------------------------------
Custodian fees                                         56,234
-------------------------------------------------------------
Distribution fees -- Class A                          466,743
-------------------------------------------------------------
Distribution fees -- Class B                        1,320,106
-------------------------------------------------------------
Distribution fees -- Class C                          507,688
-------------------------------------------------------------
Distribution fees -- Class R                               18
-------------------------------------------------------------
Transfer agent fees                                 1,497,914
-------------------------------------------------------------
Trustees' fees                                         10,132
-------------------------------------------------------------
Other                                                 232,830
=============================================================
    Total expenses                                  6,550,039
=============================================================
Less: Fees waived                                      (3,052)
-------------------------------------------------------------
    Expenses paid indirectly                           (5,183)
=============================================================
    Net expenses                                    6,541,804
=============================================================
Net investment income (loss)                       (4,375,738)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FUTURES CONTRACTS AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                           (85,726,890)
-------------------------------------------------------------
  Foreign currencies                                  (84,924)
-------------------------------------------------------------
  Futures contracts                                (1,875,220)
-------------------------------------------------------------
  Option contracts written                             34,439
=============================================================
                                                  (87,652,595)
=============================================================
Change in net unrealized appreciation of:
  Investment securities                            38,162,533
-------------------------------------------------------------
  Foreign currencies                                      148
=============================================================
                                                   38,162,681
=============================================================
Net gain (loss) from investment securities,
  foreign currencies, futures contracts and
  option contracts                                (49,489,914)
=============================================================
Net increase (decrease) in net assets resulting
  from operations                                $(53,865,652)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.

Statement of Changes in Net Assets

For the years ended October 31, 2002 and 2001

                                                                  2002             2001
--------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $  (4,375,738)   $  (5,009,257)
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, futures contracts and option
    contracts                                                   (87,652,595)    (271,898,189)
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and futures
    contracts                                                    38,162,681      (66,317,198)
============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 (53,865,652)    (343,224,644)
============================================================================================
Share transactions-net:
  Class A                                                       (10,042,539)      55,385,107
--------------------------------------------------------------------------------------------
  Class B                                                       (18,237,379)      79,498,885
--------------------------------------------------------------------------------------------
  Class C                                                       (12,801,049)      34,349,074
--------------------------------------------------------------------------------------------
  Class R                                                            10,502               --
============================================================================================
    Net increase (decrease) in net assets                       (94,936,117)    (173,991,578)
============================================================================================

NET ASSETS:

  Beginning of year                                             340,880,473      514,872,051
============================================================================================
  End of year                                                 $ 245,944,356    $ 340,880,473
____________________________________________________________________________________________
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 640,049,335    $ 685,573,543
--------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                        (25,407)         (18,489)
--------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, futures contracts and
    option contracts                                           (390,634,468)    (303,066,796)
--------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies and futures contracts         (3,445,104)     (41,607,785)
============================================================================================
                                                              $ 245,944,356    $ 340,880,473
____________________________________________________________________________________________
============================================================================================

See Notes to Financial Statements.

Notes to Financial Statements

October 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Large Cap Growth Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and Class R shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Class R shares are sold at net asset value. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security.

     When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

G. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

H. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $1 billion of the Fund's average daily net assets, plus 0.70% over $1 billion to and including $2 billion of the Fund's average daily net assets and 0.625% of the Fund's average daily net assets over $2 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2002, AIM waived fees of $3,052.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2002, AIM was paid $87,337 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2002, AFS retained $907,446 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Class R shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares, Class C shares and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the master distribution agreements, for the year ended October 31, 2002, the Class A, Class B, Class C and Class R shares paid $466,743, $1,320,106, $507,688 and $18, respectively.

  AIM Distributors retained commissions of $89,304 from sales of the Class A shares of the Fund during the year ended October 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2002, AIM Distributors retained $4,846, $17, $15,054 and $0 in contingent deferred sales charges imposed on redemptions of Class A, Class B, Class C and Class R shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the year ended October 31, 2002, the Fund paid legal fees of $5,602 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended October 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $5,176 and reductions in custodian fees of $7 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $5,183.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.
NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At October 31, 2002, securities with an aggregate value of $2,108,802 were on loan to brokers. The loans were secured by cash collateral of $2,126,650 received by the Fund and invested in STIC Liquid Assets Portfolio, an affiliated money market fund. For the year ended October 31, 2002, the Fund received fees of $19,706 for securities lending.

NOTE 7--CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 2002 are summarized as follows:

                                     CALL OPTION CONTRACTS
                                     ---------------------
                                     NUMBER OF    PREMIUMS
                                     CONTRACTS    RECEIVED
----------------------------------------------------------
Beginning of year                        --       $     --
----------------------------------------------------------
Written                                 120         34,439
----------------------------------------------------------
Expired                                (120)       (34,439)
==========================================================
End of year                              --       $     --
__________________________________________________________
==========================================================

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2002 and 2001.

Tax Components of Beneficial Interest:

As of October 31, 2002, the components of beneficial interest on a tax basis were as follows:

Unrealized appreciation
  (depreciation) -- investments                 $  (5,076,412)
-------------------------------------------------------------
Temporary book/tax differences                        (25,407)
-------------------------------------------------------------
Capital loss carryforward                        (389,003,160)
-------------------------------------------------------------
Shares of beneficial interest                     640,049,335
=============================================================
                                                $ 245,944,356
_____________________________________________________________
=============================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales. Amount includes appreciation on foreign currencies of $148. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
-----------------------------------------------------------
October 31, 2007                               $    380,100
-----------------------------------------------------------
October 31, 2008                                 27,182,658
-----------------------------------------------------------
October 31, 2009                                267,323,492
-----------------------------------------------------------
October 31, 2010                                 94,116,910
===========================================================
                                               $389,003,160
___________________________________________________________
===========================================================

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2002 was $302,851,012 and $337,372,834, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2002 is as follows:

Aggregate unrealized appreciation of investment
  securities                                     $ 16,023,101
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                           (21,099,661)
=============================================================
Net unrealized appreciation (depreciation) of
  investment securities                          $ (5,076,560)
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $251,001,804.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of foreign currency transactions and a net operating loss reclassification, on October 31, 2002, undistributed net investment income (loss) was increased by $4,368,820, undistributed net realized gain (loss) increased by $84,923 and shares of beneficial interest decreased by $4,453,743. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2002 and 2001 were as follows:

                                                                         2002                          2001
                                                              --------------------------    ---------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
-----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     5,296,167*    $46,126,883*    12,973,656    $ 170,871,961
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                      3,444,001      28,987,280    10,999,634      148,982,917
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,465,202      12,332,848     4,827,150       63,219,920
-----------------------------------------------------------------------------------------------------------------------
  Class R**                                                        1,259          10,502            --               --
=======================================================================================================================
Reacquired:
  Class A                                                     (6,691,678)    (56,169,422)   (9,996,104)    (115,486,854)
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (5,692,652)*   (47,224,659)*  (6,284,953)     (69,484,032)
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                     (3,059,594)    (25,133,897)   (2,680,111)     (28,870,846)
=======================================================================================================================
                                                              (5,237,295)   $(41,070,465)    9,839,272    $ 169,233,066
_______________________________________________________________________________________________________________________
=======================================================================================================================

 * Includes automatic conversion of 139,167 shares of Class B shares in the amount of $1,177,906 to 136,498 shares of Class A shares in the amount of $1,177,906.
** Class R shares commenced sales on June 3, 2002.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                          CLASS A
                                                          -----------------------------------------------------------------------
                                                                                                                  MARCH 1, 1999
                                                                                                                 (DATE OPERATIONS
                                                                      YEAR ENDED OCTOBER 31,                      COMMENCED) TO
                                                          ----------------------------------------------           OCTOBER 31,
                                                            2002               2001               2000                 1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $   8.82           $  17.74           $  11.29              $10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                               (0.09)(a)          (0.08)(a)          (0.15)(a)           (0.04)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                              (1.36)             (8.84)              6.60                1.33
=================================================================================================================================
    Total from investment operations                         (1.45)             (8.92)              6.45                1.29
=================================================================================================================================
Net asset value, end of period                            $   7.37           $   8.82           $  17.74              $11.29
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                             (16.44)%           (50.28)%            57.13%              13.70%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                  $105,320           $138,269           $225,255              $7,785
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                       1.70%(c)           1.57%              1.58%               1.53%(d)(e)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                     (1.01)%(c)         (0.72)%            (0.82)%             (0.59)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                        111%               124%               113%                 21%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with general accepted accounting principles, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $133,355,229.
(d)  Annualized.
(e) After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 3.63%.

                                                                                           CLASS B
                                                              ------------------------------------------------------------------
                                                                                                                   APRIL 5, 1999
                                                                                                                    (DATE SALES
                                                                         YEAR ENDED OCTOBER 31,                    COMMENCED) TO
                                                              --------------------------------------------          OCTOBER 31,
                                                                2002               2001             2000               1999
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   8.67           $  17.54         $  11.25            $11.02
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.14)(a)          (0.16)(a)        (0.27)(a)         (0.08)(a)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (1.33)             (8.71)            6.56              0.31
================================================================================================================================
    Total from investment operations                             (1.47)             (8.87)            6.29              0.23
================================================================================================================================
Net asset value, end of period                                $   7.20           $   8.67         $  17.54            $11.25
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(b)                                                 (16.96)%           (50.57)%          55.91%             2.09%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $104,040           $144,747         $210,224            $5,183
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets                           2.35%(c)           2.23%            2.24%             2.23%(d)(e)
================================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.66)%(c)         (1.39)%          (1.48)%           (1.29)%(d)
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                            111%               124%             113%               21%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with general accepted accounting principles, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $132,010,588.
(d)  Annualized.
(e) After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 4.33%.

                                                                                          CLASS C
                                                              ---------------------------------------------------------------
                                                                                                                APRIL 5, 1999
                                                                                                                 (DATE SALES
                                                                       YEAR ENDED OCTOBER 31,                   COMMENCED) TO
                                                              -----------------------------------------          OCTOBER 31,
                                                               2002              2001            2000               1999
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  8.67           $ 17.55         $ 11.25            $11.02
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.14)(a)         (0.16)(a)       (0.27)(a)         (0.08)(a)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (1.32)            (8.72)           6.57              0.31
=============================================================================================================================
    Total from investment operations                            (1.46)            (8.88)           6.30              0.23
=============================================================================================================================
Net asset value, end of period                                $  7.21           $  8.67         $ 17.55            $11.25
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(b)                                                (16.84)%          (50.60)%         56.00%             2.09%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $36,575           $57,865         $79,392            $  901
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets                          2.35%(c)          2.23%           2.24%             2.23%(d)(e)
=============================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.66)%(c)        (1.39)%         (1.48)%           (1.29)%(d)
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate                                           111%              124%            113%               21%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with general accepted accounting principles, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $50,768,768.
(d)  Annualized.
(e) After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 4.33%.

                                                                 CLASS R
                                                              -------------
                                                              JUNE 3, 2002
                                                               (DATE SALES
                                                              COMMENCED) TO
                                                               OCTOBER 31,
                                                                  2002
---------------------------------------------------------------------------
Net asset value, beginning of period                             $  8.40
---------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.04)(a)
---------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (0.99)
===========================================================================
    Total from investment operations                               (1.03)
===========================================================================
Net asset value, end of period                                   $  7.37
___________________________________________________________________________
===========================================================================
Total return(b)                                                   (12.26)%
___________________________________________________________________________
===========================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $     9
___________________________________________________________________________
===========================================================================
Ratio of expenses to average net assets                             1.85%(c)
===========================================================================
Ratio of net investment income (loss) to average net assets        (1.16)%(c)
___________________________________________________________________________
===========================================================================
Portfolio turnover rate                                              111%
___________________________________________________________________________
===========================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with general accepted accounting principles and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $8,971.

Report of Independent Auditors

To the Shareholders of AIM Large Cap Growth Fund and Board of Trustees of AIM Equity Funds:



We have audited the accompanying statement of assets and liabilities of AIM Large Cap Growth Fund (a portfolio AIM Equity Funds), including the schedule of investments, as of October 31, 2002, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented from commencement of operations through October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Large Cap Growth Fund as of October 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP
Houston, Texas
December 10, 2002

OTHER INFORMATION

Trustees and Officers

As of December 31, 2001

The address of each trustee and officer of AIM Equity Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                   Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                       Held by Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Interested Persons
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham* -- 1946       1988               Chairman, President and Chief Executive   None
   Trustee, Chairman and                              Officer, A I M Management Group Inc.
   President                                          (financial services holding company);
                                                      Chairman and President, A I M Advisors,
                                                      Inc. (registered investment advisor);
                                                      Director and Senior Vice President,
                                                      A I M Capital Management, Inc.
                                                      (registered investment advisor);
                                                      Chairman, A I M Distributors, Inc.
                                                      (registered broker dealer), A I M Fund
                                                      Services, Inc. (registered transfer
                                                      agent), and Fund Management Company
                                                      (registered broker dealer); and
                                                      Director and Vice Chairman, AMVESCAP
                                                      PLC (parent of AIM and a global
                                                      investment management firm)
-------------------------------------------------------------------------------------------------------------------------------

   Independent Trustees
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         1987               Of Counsel, law firm of Baker &           Badgley Funds, Inc. (registered
   Trustee                                            McKenzie                                  investment company)
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993               Chairman, Crockett Technology             ACE Limited (insurance
   Trustee                                            Associates (technology consulting         company); and Captaris, Inc.
                                                      company)                                  (unified messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000               Chairman, Cortland Trust, Inc.            None
   Trustee                                            (registered investment company) and DHJ
                                                      Media, Inc.; Director, Magellan
                                                      Insurance Company; Member of Advisor
                                                      Board of Rotary Power International
                                                      (designer, manufacturer, and seller of
                                                      rotary power engines); formerly,
                                                      Director, President and CEO, Volvo
                                                      Group North America, Inc.; and director
                                                      of various affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998               Formerly, Chairman, Mercantile Mortgage   None
   Trustee                                            Corp.; Vice Chairman, President and
                                                      Chief Operating Officer,
                                                      Mercantile-Safe Deposit & Trust Co.;
                                                      and President, Mercantile Bankshares
                                                      Corp.
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997               Chief Executive Officer, Twenty First     Administaff
   Trustee                                            Century Group, Inc. (government affairs
                                                      company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1988               Partner, law firm of Kramer Levin         Cortland Trust, Inc.
   Trustee                                            Naftalis and Frankel LLP                  (registered investment company)
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998               Formerly, Chief Executive Officer, YWCA   None
   Trustee                                            of the USA
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1988               Partner, law firm of Pennock & Cooper     None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         1987               Retired                                   None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          1989               Executive Vice President, Development     None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-------------------------------------------------------------------------------------------------------------------------------

 * Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of December 31, 2001


The address of each trustee and officer of AIM Equity Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                   Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                       Held by Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Other Officers
-------------------------------------------------------------------------------------------------------------------------------

   Gary T. Crum -- 1947            1988               Director and President, A I M Capital     N/A
   Senior Vice President                              Management, Inc.; Director and
                                                      Executive Vice President, A I M
                                                      Management Group Inc.; Director and
                                                      Senior Vice President, A I M Advisors,
                                                      Inc.; and Director, A I M Distributors,
                                                      Inc. and AMVESCAP PLC
-------------------------------------------------------------------------------------------------------------------------------

   Carol F. Relihan -- 1954        1988               Director, Senior Vice President,          N/A
   Senior Vice President and                          General Counsel and Secretary, A I M
   Secretary                                          Advisors, Inc. and A I M Management
                                                      Group Inc.; Director, Vice President
                                                      and General Counsel, Fund Management
                                                      Company; and Vice President, A I M Fund
                                                      Services, Inc., A I M Capital
                                                      Management, Inc. and A I M
                                                      Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Melville B. Cox -- 1943         1992               Vice President and Chief Compliance       N/A
   Vice President                                     Officer, A I M Advisors, Inc. and A I M
                                                      Capital Management, Inc.; and Vice
                                                      President, A I M Fund Services, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen -- 1940         1999               Vice President, A I M Advisors, Inc.      N/A
   Vice President                                     and A I M Capital Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Dana R. Sutton -- 1959          1988               Vice President and Fund Treasurer,        N/A
   Vice President and Treasurer                       A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------
The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        Ernst & Young LLP
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               5 Houston Center
Houston, TX 77046               Suite 100                       Suite 100                       1401 McKinney
                                Houston, TX 77046               Houston, TX 77046               Suite 1200
                                                                                                Houston, TX 77010

COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Ballard Spahr                   Kramer, Levin, Naftalis &       A I M Fund Services, Inc.       State Street Bank and Trust
Andrews & Ingersoll, LLP        Frankel LLP                     P.O. Box 4739                   Company
1735 Market Street              919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
Philadelphia, PA 19103          New York, NY 10022                                              Boston, MA 02110

THE AIM FAMILY OF FUNDS--Registered Trademark--

================================================================================

                                  [COVER IMAGE]

                                MORE AGGRESSIVE

                                  SECTOR EQUITY

                           INTERNATIONAL/GLOBAL EQUITY

                                 DOMESTIC EQUITY

                                  FIXED INCOME

                               MORE CONSERVATIVE

================================================================================


===================================================================================================================================

                                                                                               FIXED INCOME

       DOMESTIC EQUITY                            INTERNATIONAL/GLOBAL EQUITY                     TAXABLE

       MORE AGGRESSIVE                                 MORE AGGRESSIVE                        MORE AGGRESSIVE

AIM Emerging Growth Fund                      AIM Developing Markets Fund                  AIM High Yield Fund II
AIM Small Cap Growth Fund(1)                  AIM European Small Company Fund              AIM High Yield Fund
AIM Aggressive Growth Fund                    AIM Asia Pacific Growth Fund(2)              AIM Strategic Income Fund
AIM Opportunities I Fund(2,3)                 AIM International Emerging Growth Fund       AIM Income Fund
AIM Mid Cap Growth Fund                       AIM Global Aggressive Growth Fund            AIM Global Income Fund
AIM Libra Fund                                AIM European Growth Fund(2)                  AIM Total Return Bond Fund
AIM Dent Demographic Trends Fund              AIM International Growth Fund(2)             AIM Intermediate Government Fund
AIM Opportunities II Fund(2,3)                AIM Global Growth Fund                       AIM Short Term Bond Fund
AIM Constellation Fund                        AIM Worldwide Spectrum Fund                  AIM Floating Rate Fund
AIM Large Cap Growth Fund                     AIM Global Trends Fund                       AIM Limited Maturity Treasury Fund(4,5)
AIM Weingarten Fund                           AIM International Core Equity Fund(2)        AIM Money Market Fund
AIM Opportunities III Fund(2,3)
AIM Small Cap Equity Fund                         MORE CONSERVATIVE                             MORE CONSERVATIVE
AIM Capital Development Fund
AIM Mid Cap Core Equity Fund(2)                     SECTOR EQUITY                                  TAX-FREE
AIM Select Equity Fund
AIM Premier Equity II Fund(2)                      MORE AGGRESSIVE                              MORE AGGRESSIVE
AIM Premier Equity Fund(2)
AIM Blue Chip Fund                            AIM New Technology Fund                      AIM High Income Municipal Fund
AIM Mid Cap Basic Value Fund                  AIM Global Science and Technology Fund(2)    AIM Municipal Bond Fund
AIM Large Cap Core Equity Fund                AIM Global Energy Fund                       AIM Tax-Free Intermediate Fund(4,5)
AIM Charter Fund                              AIM Global Financial Services Fund           AIM Tax-Exempt Cash Fund
AIM Basic Value Fund                          AIM Global Health Care Fund
AIM Large Cap Basic Value Fund                AIM Global Utilities Fund                       MORE CONSERVATIVE
AIM Balanced Fund*                            AIM Real Estate Fund
AIM Basic Balanced Fund*                                                                      [AIM FUNDS LOGO]
                                                 MORE CONSERVATIVE                        --Registered  Trademark--
    MORE CONSERVATIVE

*Domestic equity and income fund

===================================================================================================================================

Equity and fixed-income funds are shown from more aggressive to more conservative. When assessing the degree of risk, qualitative and quantitative factors considered included the funds' portfolio holdings, diversification permitted within the fund, the funds' standard deviations for three, five, 10, 15, 20 and 25 years, R-squared and beta analysis relative to the style-specific benchmarks, and the possibility of incorporating portfolio management tools such as leverage, derivatives and short selling. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For more information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (2) The following fund name changes became effective 7/1/02: AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3) Effective Oct. 1, 2002, the fund reopened to new investors. (4) Class A shares closed to new investors on Oct. 30, 2002. (5) Class A3 shares opened to new investors on Oct. 31, 2002.

    For more complete information about any AIM fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read it carefully before investing. This brochure is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus, which contains more complete information, including sales charges and expenses. Please read it carefully before investing. If used after Jan. 20, 2003, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end.

A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and manages $117 billion in assets for approximately 9 million shareholders, including individual investors, corporate clients and financial institutions. The AIM Family of Funds--Registered Trademark-- is distributed nationwide. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $323 billion in assets under management.

As of 9/30/02.

                 INVEST WITH DISCIPLINE--Registered Trademark--

A I M Distributors, Inc.                                               LCG-AR-1

                        ANNUAL REPORT / OCTOBER 31, 2002

                            AIM MID CAP GROWTH FUND

                                 [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                               AIMinvestments.com

================================================================================

                                 [COVER IMAGE]

                    VASE WITH RED POPPIES BY VINCENT VAN GOGH

        VAN GOGH'S MASTERPIECE SPARKLES WITH BRIGHT, CAPTIVATING COLORS.

                    WE BELIEVE IT CAPTURES THE SPIRIT OF THE

        VIBRANT COMPANIES THAT WE SEEK TO OWN IN AIM MID CAP GROWTH FUND.

================================================================================

AIM MID CAP GROWTH FUND SEEKS LONG-TERM CAPITAL GROWTH BY INVESTING IN MEDIUM-SIZE COMPANIES THAT MANAGEMENT BELIEVES HAVE THE POTENTIAL FOR LONG-TERM EARNINGS GROWTH WELL IN EXCESS OF THE GENERAL ECONOMY.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Mid Cap Growth Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B, Class C and Class R shares will differ due to different sales charge structures and class expenses.

o   Class R shares are generally only available to retirement plans such as section 401 or 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and IRA rollovers from such plans if an AIM fund was offered. They are sold at net asset value, that is, without a sales charge. Class R shares were first offered on June 3, 2002. Returns prior to that date are hypothetical results based on Class A share returns (inception date 11/1/99) at net asset value, adjusted to reflect additional Class R 12b-1 fees. Class R share returns do not include a 0.75% contingent deferred sales charge
    (CDSC) that may be imposed on a total redemption of retirement plan assets within the first year.

o The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly affect the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

o Investing in small and mid-size companies may involve risks not associated with investing in more established companies. Also, small companies may have business risk, significant stock price fluctuations and illiquidity.

o The fund's investment return and principal value will fluctuate, so an investor's shares (when redeemed) may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded blue chip stocks.

o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock-market performance.

o The unmanaged Lipper Mid-Cap Growth Fund Index represents an average of the performance of the 30 largest mid-capitalization growth funds, tracked by Lipper, Inc., an independent mutual fund performance monitor.

o The unmanaged Standard & Poor's MidCap 400 Index (the S&P 400) represents the performance of mid-capitalization stocks.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends and they do not reflect sales charges. Performance of an index of funds reflects fund expenses. Performance of a market index does not.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

  This report may be distributed only to shareholders  or to persons who have received a current prospectus of the fund.

                              TO OUR SHAREHOLDERS

================================================================================

                        THE FUND'S PERFORMANCE REFLECTED

                         THE FACT THAT IN THIS MARKET,

                            GROWTH WAS OUT OF FAVOR.

                                ROBERT H. GRAHAM

================================================================================

                    DEAR SHAREHOLDER:

[PHOTO OF           All of us know how difficult the equity markets were during
ROBERT H.           the fiscal year ended October 31, 2002. We are now in the
GRAHAM]             unenviable position of being able to say we have been in a deeper and longer market downturn than that of 1973-74. We know from experience that these conditions do eventually end, though no one can predict exactly when.

                         We are encouraged, however, by the fact that as I write
                    this letter, the U.S. equity market has had several positive weeks in a row. Whether this is the start of a long-term positive trend remains to be seen. In the meantime, let me assure you that all of us at AIM continue to work hard on your behalf.

                         In light of continuing market difficulties, I thought
                    you would appreciate detailed information on some of the methods AIM uses to manage your money. This information is presented in the two pages following this letter. I hope it will provide you with a greater understanding of our investment process, and I encourage you to read it carefully. One of our ongoing goals is to keep all of our shareholders well-informed.

BACK TO BASICS

When market conditions are as trying as they have been during the fiscal year covered by this report, it is well to keep some investing fundamentals in mind. First, seek professional advice--it is more important now than ever. A financial professional can help you:

    o Understand your entire financial profile before selecting individual investments so you can tailor your portfolio to specific goals and timetables.

    o Learn the characteristics of various asset classes. Recently, many investors have been seeking safety in fixed-income investments. Unfortunately, many do not understand that bond prices move in the opposite direction of interest rates. Existing bonds have been rising in value as interest rates have fallen, contributing to attractive total returns. But rates are now so low the upside potential of bond prices is limited. Sooner or later, the economy will expand more robustly, and interest rates will begin to rise. That will lower bond values, reducing total returns. As ever, diversification is an investing fundamental.

    o Develop reasonable expectations. Historically, stocks have averaged about a 10% return per year, bonds less, facts many of us forgot during the 1990s.

YOUR FUND MANAGERS' OBSERVATIONS

In the following pages, your fund's portfolio managers discuss your fund's performance during the fiscal year and the market conditions and investment strategies that affected that performance. I hope you find their comments helpful.

    Launched in the final four months of a bull market, the fund spent the last 32 months in a bear market. The fund's performance reflected the fact that in this market, growth was out of favor. Excluding sales charges, total return for Class A shares was -23.66% for the fiscal year ended October 31, 2002. Over the same period, the Lipper Mid-Cap Growth Fund Index posted a return of -18.98%.

    Timely information about your fund and the markets is always available on our Web site, www.aiminvestments.com. Our Client Services Department can be reached during regular business hours at 800-959-4246.

IMPORTANT NEWS ABOUT AIM

This report features AIM's new logo and Web address, which we have adopted to better reflect our diverse line of investment products. We are well known for our mutual funds, but we also offer solutions for many investment situations through a broad array of products and services including retirement products for employers and individuals, annuities, college savings plans, separately managed accounts, and cash management for businesses.

    I am also pleased to announce that Mark Williamson will become Chief Executive Officer of A I M Management Group Inc., the parent company of your fund's advisor and distributor, on January 1, 2003. I will remain Chairman of AIM. Mark has had a long and distinguished career in the mutual fund industry and I am looking forward to his joining the AIM team.

    Thank you for investing with AIM. I look forward to reporting to you again in six months.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
December 2, 2002

                     A SPECIAL MESSAGE TO OUR SHAREHOLDERS

INVESTMENT RESEARCH UPDATE FOR AIM CLIENTS

[EDGAR M. LARSEN PHOTO]
    EDGAR M. LARSEN
CHIEF INVESTMENT OFFICER

 [GARY T. CRUM PHOTO]
     GARY T. CRUM
DIRECTOR OF INVESTMENTS

THE FINANCIAL MARKETS have been battered over the past year by a wave of corporate scandals, accounting restatements, bankruptcies of high-profile companies and, in a few cases, outright financial fraud. Many investors, understandably, feel uncertain about whether their portfolios are positioned to withstand such a prolonged and severe market downturn. Now seems to be an appropriate time to step back and reiterate AIM's concern for the financial well-being of all of our clients and AIM's commitment to competitive excellence across all investment disciplines.

    We at AIM are proud of our rigorous qualitative and quantitative analytical processes, and we remain confident that we will preserve our long-term record of success through uncompromising fundamental research. During this recent period of market instability, we have placed even greater focus on meticulous research, and we continually look for new ways to improve our process.

    We have the resources and the people needed to seek out the best investment opportunities that exist in any market. It should be emphasized that AIM's teams have not changed their investment strategies; rather our disciplines have been fine-tuned in order to better understand each portfolio holding and to optimize each fund's overall structure.

    Rigorous accounting analysis is at the forefront of our investment-research efforts. AIM employs both internal and external accounting experts and proprietary tools to screen our portfolios for high-risk situations and to look for investment opportunities.

BEYOND THE BOTTOM LINE

By going beyond the reported bottom-line numbers, we strive to understand where a company's growth is coming from and how sustainable it may be. Our discipline takes us through an in-depth examination of the financial statements and industry conditions, combined with an evaluation of management's style and strategy.

    AIM's portfolio managers have taken advantage of some unique valuations in this unusual market environment by adding opportunistically to their portfolios. In addition to strong financial fundamentals and attractively priced securities, AIM's teams look for companies with experienced and credible management teams. Sometimes this means not accepting the consensus view of a particular company.

    AIM seeks independent thought, both from our own analysts and portfolio managers, and from trusted Wall Street sources. Our goal is to cultivate an ongoing dialogue with independent thinkers in every industry, whether they work for one of our portfolio companies, on Wall Street, at an independent research boutique, or right here within our own firm. To this end, we have long had a collaborative environment where communication across investment teams is encouraged.

    For example, AIM's fixed-income and equity analysts attend the same meetings

================================================================================

                              RIGOROUS ACCOUNTING

                                 ANALYSIS IS AT

                                THE FOREFRONT OF

                                OUR INVESTMENT-

                               RESEARCH EFFORTS.

================================================================================
with company managements, and thus analyze the company from two different perspectives. Our international managers work with our domestic teams to cover the more globally oriented companies. And the teams that manage AIM's sector-specific funds share their industry expertise with the rest of our investment teams. As our professional staff and resources have grown, so have the direct contacts with company management teams. Last year, AIM's analysts and portfolio managers had more than 4,000 meetings with the senior executives of our portfolio companies.

EDUCATION AND TRAINING

Continuing education and training are important in the ever-changing world of investment analysis. We invite experts from such fields as accounting, derivatives and banking to AIM so that we remain informed about current corporate-finance techniques, new accounting regulations and other shifts in the landscape of American business.

    Over the past five years, AIM has devoted substantial resources to our research department's personnel. Today, 68 percent of our investment management and research professionals have earned master's degrees in business or finance. Sixty percent have earned the Chartered Financial Analyst (CFA) or Certified Public Accountant (CPA) designations.

QUANTITATIVE EXPERTISE

AIM's team of quantitative analysts plays a large role in portfolio construction and performance monitoring. Our state-of-the-art proprietary tools include the means to optimize a portfolio's construction, which includes managing and monitoring risk, analyzing performance, and conducting hypothetical trading scenarios to see how they would affect the overall portfolio. These tools offer our investment teams a more acute awareness of how their portfolios stack up against their benchmarks and their peers.

    Attribution tools allow us to monitor relative sector and industry weightings, individual security weightings, and correlations across different holdings. Our portfolio management teams aren't the only ones using these customized risk-assessment tools. They also are used to generate detailed reports that are reviewed by members of AIM's senior management. We have a schedule of formalized periodic reviews to assess the construction and the risk-adjusted performance of the funds, to offer guidance to the portfolio managers, and to take corrective action when warranted.

DIVERSIFICATION OF AIM'S OFFERINGS

Even during the equity-market bubble of the late 1990s, AIM advocated a diversified approach to portfolio management for its clients. As growth stocks registered double-digit gains, we were taking a longer-term view of the markets and actively diversified our product line across market styles and capitalization ranges.

    As the financial markets have changed over the past few years, so has AIM's selection of fund offerings. In the past, AIM was recognized for investing in the equities of U.S. growth companies. Today, AIM's three largest equity funds--AIM Basic Value Fund, AIM Premier Equity Fund and AIM Constellation Fund--represent three distinctly different investment disciplines: Value, Blend and Growth. Complementing those funds are dozens more in all styles, market-cap ranges, asset classes, and geographic regions.

    AIM's clients can create diversified, all-weather portfolios by selecting from our full spectrum of funds, whether they seek equity or fixed-income, value or growth, domestic or international, aggressive or conservative, or any combination in between. Over the course of any complete market cycle, we expect a portfolio that is a blend of these quality funds will provide a prudent approach to achieving one's long-term investment goals.

    This period of market dislocation has been painful for all of us. But over the long term, we are confident that tightened accounting regulations, an increased level of governmental oversight, and the reallocation of resources following the recent bubble will all result in a healthy resurgence of the American financial system.

    AIM's investment teams and processes continue to be honed and tested in today's challenging environment. We believe that this prolonged bear market has created some unparalleled opportunities to invest in leading companies that will weather the market storm and recover their industry-leading positions when global economic growth reaccelerates.

    We are grateful for the trust our clients have placed in AIM, and we reaffirm our commitment to excellence across all of our investment disciplines.

Sincerely,

/s/ GARY T. CRUM
Gary T. Crum
Director of Investments/AIM

/s/ EDGAR M. LARSEN
Edgar M. Larsen
Chief Investment Officer/AIM

================================================================================

                              ... WE REAFFIRM OUR

                                 COMMITMENT TO

                             EXCELLENCE ACROSS ALL

                               OF OUR INVESTMENT

                                  DISCIPLINES.

================================================================================

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FUND USES CORE GROWTH NAMES  AS DEFENSIVE TACTIC

HOW DID AIM MID CAP GROWTH FUND PERFORM?

Launched in the final four months of a bull market, the fund spent the last 32 months in a bear market. Excluding sales charges, total returns for Class A, Class B, Class C and Class R shares were -23.66%, -24.14%, -24.14% and -23.84%, respectively, for the fiscal year ended October 31, 2002. Over the same period the Lipper Mid-Cap Growth Fund Index posted returns of -18.98%.

WHAT WERE SOME OF THE MAJOR TRENDS IN THE STOCK MARKET?

Stocks remained in the grip of a protracted bear market for most of the fiscal year. Concerns about the accounting practices of a number of high-profile companies, mixed economic signals, anemic company earnings, the threat of additional terrorist attacks, and the possibility of war with Iraq weighed heavily on investors' minds for much of the reporting period. Except for several short-lived rallies, key stock market indexes, such as the Dow and the S&P 500, plummeted until reaching their lowest levels in about five years on October 9, 2002.

    For the fiscal year, value stocks fared better than growth stocks, and mid- and small-cap stocks held up better than large-cap stocks, but all of these market segments sustained losses. Consumer staples and materials were two of the better-performing market sectors, as investors favored more defensive stocks. Information technology, telecommunications and utilities were among the poorest-performing sectors.

SINCE NONE OF THE ELEMENTS NEEDED FOR GROWTH WERE PRESENT IN THE MARKET, HOW DID YOU MANAGE THE FUND?

Despite the fact that growth was out of favor, our strategy was to constantly position the fund for the eventuality of growth. We added quality names to the portfolio at each market downturn, especially in July when the market hit a bottom not seen since 1998.

    o We shifted assets into the energy sector in anticipation of rising oil prices. During the third quarter, oil prices reached $30 a barrel as war with Iraq weighed on the market. This proved to be the best- performing sector for the fund.

    o Industrials offered good growth possibilities because valuations sank, along with company inventories, as firms awaited signs of an economic turnaround.

================================================================================

                            WITH STOCK PRICES BEATEN

                              DOWN, WE FOCUSED ON

                               ADDING TO WHAT WE

                                CONSIDERED TO BE

                             THE BEST OPPORTUNITIES

                               IN THE PORTFOLIO.

================================================================================

    o   We added more technology names--cautiously.

    o Consumer spending remained strong as the refinancing boom gave households opportunities to cash out some of their home equity. Our exposure to the consumer-discretionary sector benefited


PORTFOLIO COMPOSITION

as of 10/31/02

================================================================================
MARKET CAPITALIZATION OF STOCK HOLDINGS
based on equity assets
--------------------------------------------------------------------------------
                                   [PIE CHART]

MID-CAP STOCKS    62%

SMALL-CAP STOCKS  22%

LARGE-CAP STOCKS  16%

                              Source: Lipper, Inc.
================================================================================

==================================================================================================
TOP 10 HOLDINGS,                                       TOP 10 INDUSTRIES,
based on total net assets                              based on total net assets
==================================================================================================
  1. UTStarcom, Inc.                      2.6%         1. Oil & Gas Drilling                  6.7%
  2. ENSCO International Inc.             2.0          2. Data Processing Services            6.4
  3. Smith International, Inc.            1.9          3. Health Care Distributors & Services 5.5
  4. SunGard Data Systems Inc.            1.8          4. Specialty Stores                    4.9
  5. Lamar Advertising Co.                1.8          5. Semiconductors                      3.9
  6. Medicis Pharmaceutical Corp.-Class A 1.7          6. Apparel Retail                      3.8
  7. Nabors Industries, Ltd. (Bermuda)    1.6          7. Advertising                         3.3
  8. Jacobs Engineering Group Inc.        1.6          8. Managed Health Care                 3.2
  9. AdvancePCS                           1.6          9. Broadcasting & Cable TV             2.9
 10. Anthem, Inc.                         1.6         10. Oil & Gas Equipment & Services      2.8

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
==================================================================================================

    from the extra money in consumers' pockets. We picked up quality names, especially restaurants.

    o Unfortunately, we missed the turnaround story in health care companies. Health care was one of the worst performers in the second quarter--but the best in the third quarter. By the time the sector's strong potential was apparent, the valuations were too high for us to participate.

    At the fiscal year end the fund held 104 stocks. The concentration of the top 10 holdings was 18.2%, up from 15.7% last year. With stock prices beaten down, we focused on adding to what we considered to be the best opportunities in the portfolio.

CAN YOU DISCUSS A FEW OF THE FUND'S HOLDINGS?

Two of the fund's top performers were UTStarcom and Nabors Industries.

    o UTStarcom, the fund's top holding, provides equipment for wireline and wireless telecommunications networks. Its most significant success has been in China, where it has more than 9 million subscribers. The 10-year-old company has consistently surpassed the analysts' estimates since going public over two years ago.

    o Nabors Industries is the largest drilling contractor in the world. Its price fell in July but boosted the portfolio when it recovered later in the third quarter.

    Detracting from performance was National-Oilwell. The stock fell with the announcement of the acquisition of Hydralift ASA (not a fund holding). National-Oilwell typically practices relatively conservative financial policies despite frequent acquisitions to strengthen core product lines and distribution capabilities. We kept the stock because the acquisition was in line with the company's business model.

    Other stocks that caused the portfolio to underperform were in semiconductor capital equipment (the worst-performing industry during the third quarter) and business/commercial services, where the slowdown in the economy during the second half of the year caused a slowdown in demand for both sectors' products.

HOW WAS THE FUND POSITIONED AT THE CLOSE OF THE FISCAL YEAR?

Though markets rebounded during the final weeks of the fiscal year, as several major companies reported better-than-expected earnings, it was uncertain whether the rally was sustainable. The fund maintained a bias toward economic recovery but, as a defensive tactic, kept about 30% of the assets in core growth names. We believe these well-established core names offer relative safety during times of economic and political uncertainty. While we think that a diversified portfolio, including mid-cap stocks, may be a key to taking advantage of market upturns, we continue to emphasize that it is always appropriate to review your portfolio periodically with your financial advisor.

================================================================================

                           PORTFOLIO MANAGEMENT TEAM

                                 AS OF 10/31/02

                          JAY K. RUSHIN, LEAD MANAGER

                                 RYAN E. CRANE

                                ROBERT M. KIPPES

                              KENNETH A. ZSCHAPPEL

                      ASSISTED BY THE MID CAP GROWTH TEAM

                          See important fund and index

                        disclosures inside front cover.

                                   [GRAPHIC]

                           For More Information Visit

                               AIMinvestments.com

================================================================================

The last 2 1/2 years have been challenging for equity mutual fund investors. The S&P 500, considered representative of U.S. stock market performance, has declined significantly since hitting an all-time high in early 2000.

    The colored bars on the chart represent bear markets, typically defined as a 20% decline in the stock market. As the chart shows, the 2000-2002 bear market has been more severe and more prolonged than any other in the last 50 years. But it shows that market declines have always ended--and that the stock market has risen over time. While past performance cannot guarantee comparable future results, and while no one can say precisely when the current decline will end, history shows that bear markets never last.

    That is why AIM urges all investors to maintain a long-term investment discipline.

HISTORY SHOWS THAT BEAR MARKETS NEVER LAST ...

U. S. STOCK MARKET AS REPRESENTED BY S&P 500

========================================================================================================

                                  [LINE CHART]

9/30/52     24     3/31/61    65    9/30/69    93      3/31/78    89   9/30/86   231      3/31/95   500
12/31/52    26     6/30/61    64    12/31/69   92      6/30/78    95   12/31/86  242      6/30/95   544
3/31/53     25     9/29/61    66    3/31/70    89      9/29/78   102   3/31/87   291      9/29/95   584
6/30/53     24     12/29/61   71    6/30/70    72      12/29/78   96   6/30/87   304      12/29/95  615
9/30/53     23     3/30/62    69    9/30/70    84      3/30/79   101   9/30/87   321      3/29/96   645
12/31/53    24     6/29/62    54    12/31/70   92      6/29/79   102   12/31/87  247      6/28/96   670
3/31/54     26     9/28/62    56    3/31/71   100      9/28/79   109   3/31/88   258      9/30/96   687
6/30/54     29     12/31/62   63    6/30/71    99      12/31/79  107   6/30/88   273      12/31/96  740
9/30/54     32     3/29/63    66    9/30/71    98      3/31/80   102   9/30/88   271      3/31/97   757
12/31/54    35     6/28/63    69    12/31/71  102      6/30/80   114   12/30/88  277      6/30/97   885
3/31/55     36     9/30/63    71    3/31/72   107      9/30/80   125   3/31/89   294      9/30/97   947
6/30/55     41     12/31/63   75    6/30/72   107      12/31/80  135   6/30/89   317      12/31/97  970
9/30/55     43     3/31/64    78    9/29/72   110      3/31/81   136   9/29/89   349      3/31/98  1101
12/30/55    45     6/30/64    81    12/29/72  118      6/30/81   131   12/29/89  353      6/30/98  1133
3/30/56     48     9/30/64    84    3/30/73   111      9/30/81   116   3/30/90   339      9/30/98  1017
6/29/56     46     12/31/64   84    6/29/73   104      12/31/81  122   6/29/90   358      12/31/98 1229
9/28/56     45     3/31/65    86    9/28/73   108      3/31/82   111   9/28/90   306      3/31/99  1286
12/31/56    46     6/30/65    84    12/31/73   97      6/30/82   109   12/31/90  330      6/30/99  1372
3/29/57     44     9/30/65    89    3/29/74    93      9/30/82   120   3/29/91   375      9/30/99  1282
6/28/57     47     12/31/65   92    6/28/74    86      12/31/82  140   6/28/91   371      12/31/99 1469
9/30/57     42     3/31/66    89    9/30/74    63      3/31/83   152   9/30/91   387      3/31/00  1498
12/31/57    39     6/30/66    84    12/31/74   68      6/30/83   168   12/31/91  417      6/30/00  1454
3/31/58     42     9/30/66    76    3/31/75    83      9/30/83   166   3/31/92   403      9/29/00  1436
6/30/58     45     12/30/66   80    6/30/75    95      12/30/83  164   6/30/92   408      12/29/00 1320
9/30/58     50     3/31/67    90    9/30/75    83      3/30/84   159   9/30/92   417      3/30/01  1160
12/31/58    55     6/30/67    90    12/31/75   90      6/29/84   153   12/31/92  435      6/29/01  1224
3/31/59     55     9/29/67    96    3/31/76   102      9/28/84   166   3/31/93   451      9/28/01  1040
6/30/59     58     12/29/67   96    6/30/76   104      12/31/84  167   6/30/93   450      12/31/01 1148
9/30/59     56     3/29/68    90    9/30/76   105      3/29/85   180   9/30/93   458      3/29/02  1147
12/31/59    59     6/28/68    99    12/31/76  107      6/28/85   191   12/31/93  466      6/28/02   989
3/31/60     55     9/30/68   102    3/31/77    98      9/30/85   182   3/31/94   445      9/30/02   815
6/30/60     56     12/31/68  103    6/30/77   100      12/31/85  211   6/30/94   444
9/30/60     53     3/31/69   101    9/30/77    96      3/31/86   238   9/30/94   462
12/30/60    58     6/30/69    97    12/30/77   95      6/30/86   250   12/30/94  459

                                                                                    Source: Bloomberg LP

========================================================================================================

                                FUND PERFORMANCE

================================================================================

                                [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT
11/1/99-10/31/02

                AIM MID CAP         AIM MID CAP         AIM MID CAP           LIPPER
DATE             GROWTH FUND        GROWTH FUND          GROWTH FUND          MID CAP           S&P MIDCAP
               CLASS A SHARES     CLASS B SHARES       CLASS C SHARES       GROWTH FUND          400 INDEX
11/01/99            9450              10000                10000               10000              10000
11/99              10660              11270                11270               11254              10525
12/99              12984              13700                13700               13602              11150
1/00               12805              13509                13509               13368              10836
2/00               15895              16760                16760               16718              11594
3/00               16623              17519                17519               15541              12565
4/00               14515              15289                15299               13491              12126
5/00               13382              14079                14089               12278              11975
6/00               14724              15479                15490               14186              12151
7/00               14176              14898                14899               13597              12343
8/00               15821              16609                16619               15376              13721
9/00               14922              15669                15668               14636              13628
10/00              13589              14249                14258               13452              13166
11/00              10953              11479                11488               10639              12172
12/00              11672              12239                12238               11406              13103
1/01               12116              12689                12688               11562              13395
2/01               10141              10620                10619                9827              12630
3/01                9225               9650                 9649                8785              11692
4/01               10500              10980                10990                9942              12982
5/01               10236              10700                10699               10024              13284
6/01               10604              11080                11079                9985              13231
7/01               10094              10540                10540                9460              13034
8/01                9026               9420                 9419                8826              12608
9/01                7325               7640                 7639                7553              11039
10/01               8109               8449                 8449                7974              11527
11/01               8903               9269                 9268                8629              12385
12/01               9196               9569                 9569                9003              13025
1/02                8865               9219                 9218                8659              12957
2/02                8175               8499                 8499                8229              12973
3/02                8828               9169                 9168                8747              13900
4/02                8619               8949                 8948                8457              13835
5/02                8478               8798                 8798                8174              13601
6/02                7608               7898                 7898                7440              12606
7/02                6729               6978                 6978                6638              11383
8/02                6531               6567                 6770                6559              11441
9/02                5878               6089                 6088                6152              10519
10/02               6191               6218                 6410                6462              10974

                                                                                    Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.

========================================================================================================

The chart compares AIM Mid Cap Growth Fund Class A, B and C shares to benchmark indexes. It is intended to give you a general idea of how your fund performed compared to these indexes over the period 11/1/99-10/31/02. Please note: performance of the indexes is for the period 10/31/99-10/31/02. It is important to understand the difference between your fund and an index. Market indexes, such as the S&P MidCap 400 Index are not managed and incur no sales charges, expenses or fees. If you could buy all securities that make up a market index, you would incur expenses that would affect your investment return. An index of funds such as the Lipper Mid-Cap Growth Fund Index includes a number of mutual funds grouped by investment objective. Each of these funds interprets that objective differently, and each employs a different management style and investment strategy. Performance of an index of funds reflects fund expenses.

    Your fund's total return includes sales charges, expenses and management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the fund at the close of the reporting period and paid the applicable contingent deferred sales charges.

    Performance of the fund's Class A, B, C and R will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover.

    Performance shown in the chart and table does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance for the index does not reflect the effects of taxes.

FUND RETURNS

As of 10/31/02

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

including sales charges

CLASS A SHARES
 Inception (11/1/99)              -14.77%
  1 Year                          -27.86

CLASS B SHARES
 Inception (11/1/99)              -14.65%
  1 Year                          -27.94

CLASS C SHARES
 Inception (11/1/99)              -13.78%
  1 Year                          -24.90

CLASS R SHARES*
 Inception                        -13.31%
  1 Year                          -23.84

*Class R shares were first offered on June 3, 2002. Returns prior to that date are hypothetical results based on Class A share returns (inception date 11/1/99) at net asset value, adjusted to reflect additional Class R 12b-1 fees. Class R share returns do not include a 0.75% contingent deferred sales charge (CDSC) that may be imposed on a total redemption of retirement plan assets within the first year.

In addition to returns as of the close of the reporting period, industry regulations require us to provide average annual total returns (including sales charges) as of 9/30/02, the most recent calendar quarter end, which were: Class A shares, inception (11/1/99), -16.66%; one year, -24.15%. Class B shares, inception (11/1/99), -16.52%; one year, -24.27%. Class C shares, inception (11/1/99) -15.64%, one year, -21.09%. Class R shares, inception -15.15 %; one year, -19.82%.

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

FINANCIALS

Schedule of Investments

October 31, 2002

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
COMMON STOCKS-90.05%

Advertising-3.29%

Lamar Advertising Co.(a)                            75,000   $  2,545,500
-------------------------------------------------------------------------
Omnicom Group Inc.                                  35,000      2,017,050
=========================================================================
                                                                4,562,550
=========================================================================

Aerospace & Defense-1.25%

Alliant Techsystems Inc.(a)                         25,000      1,503,750
-------------------------------------------------------------------------
L-3 Communications Holdings, Inc.(a)                 4,900        230,300
=========================================================================
                                                                1,734,050
=========================================================================

Air Freight & Logistics-1.25%

Expeditors International of Washington, Inc.        55,000      1,733,050
=========================================================================

Airlines-0.63%

Southwest Airlines Co.                              60,000        876,000
=========================================================================

Apparel Retail-3.83%

Abercrombie & Fitch Co.-Class A(a)                 100,000      1,782,000
-------------------------------------------------------------------------
Gap, Inc. (The)                                    170,000      2,000,900
-------------------------------------------------------------------------
Talbots, Inc. (The)                                 18,000        498,960
-------------------------------------------------------------------------
TJX Cos., Inc. (The)                                50,000      1,026,000
=========================================================================
                                                                5,307,860
=========================================================================

Application Software-2.76%

Activision, Inc.(a)                                 55,000      1,127,500
-------------------------------------------------------------------------
Mercury Interactive Corp.(a)                        25,000        659,250
-------------------------------------------------------------------------
PeopleSoft, Inc.(a)                                 75,000      1,357,500
-------------------------------------------------------------------------
Siebel Systems, Inc.(a)                             90,000        676,800
=========================================================================
                                                                3,821,050
=========================================================================

Auto Parts & Equipment-0.75%

Gentex Corp.(a)                                     35,000      1,031,800
=========================================================================

Banks-0.47%

Comerica Inc.                                       15,000        654,900
=========================================================================

Biotechnology-0.74%

MedImmune, Inc.(a)                                  40,000      1,022,000
=========================================================================

Broadcasting & Cable TV-2.89%

Cox Radio, Inc.-Class A(a)                          30,000        712,200
-------------------------------------------------------------------------
Hispanic Broadcasting Corp.(a)                      75,000      1,612,500
-------------------------------------------------------------------------
Univision Communications Inc.-Class A(a)            65,000      1,684,150
=========================================================================
                                                                4,008,850
=========================================================================

Building Products-0.52%

Masco Corp.                                         35,000        719,600
=========================================================================

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------

Computer & Electronics Retail-1.54%

Best Buy Co., Inc.(a)                               60,000   $  1,236,600
-------------------------------------------------------------------------
CDW Computer Centers, Inc.(a)                       17,000        901,340
=========================================================================
                                                                2,137,940
=========================================================================

Construction & Engineering-1.64%

Jacobs Engineering Group Inc.(a)                    75,000      2,271,750
=========================================================================

Consumer Finance-0.66%

Capital One Financial Corp.                         30,000        914,100
=========================================================================

Data Processing Services-6.42%

BISYS Group, Inc. (The)(a)                         110,000      1,969,000
-------------------------------------------------------------------------
Certegy Inc.(a)                                     35,000        735,000
-------------------------------------------------------------------------
DST Systems, Inc.(a)                                55,000      1,691,250
-------------------------------------------------------------------------
First Data Corp.                                    25,000        873,500
-------------------------------------------------------------------------
Fiserv, Inc.(a)                                     25,000        781,000
-------------------------------------------------------------------------
Iron Mountain Inc.(a)                               60,000      1,692,600
-------------------------------------------------------------------------
Paychex, Inc.                                       20,000        576,400
-------------------------------------------------------------------------
Sabre Holdings Corp.                                30,000        575,400
=========================================================================
                                                                8,894,150
=========================================================================

Drug Retail-1.00%

CVS Corp.                                           50,000      1,386,500
=========================================================================

Electronic Equipment & Instruments-2.52%

Celestica Inc. (Canada)(a)                          75,000      1,035,000
-------------------------------------------------------------------------
Molex Inc.-Class A                                  19,200        446,016
-------------------------------------------------------------------------
Vishay Intertechnology, Inc.(a)                     60,000        618,000
-------------------------------------------------------------------------
Waters Corp.(a)                                     55,000      1,384,900
=========================================================================
                                                                3,483,916
=========================================================================

Employment Services-2.12%

Manpower Inc.                                       25,000        852,500
-------------------------------------------------------------------------
Robert Half International Inc.(a)                  125,000      2,087,500
=========================================================================
                                                                2,940,000
=========================================================================

General Merchandise Stores-1.33%

Dollar Tree Stores, Inc.(a)                         70,000      1,840,300
=========================================================================

Health Care Distributors & Services-5.48%

AdvancePCS(a)                                       90,000      2,259,000
-------------------------------------------------------------------------
AMN Healthcare Services, Inc.(a)                    75,000      1,084,500
-------------------------------------------------------------------------
Express Scripts, Inc.(a)                            10,000        541,800
-------------------------------------------------------------------------
Laboratory Corp. of America Holdings(a)             25,000        602,500
-------------------------------------------------------------------------
Lincare Holdings Inc.(a)                            30,000      1,022,100
-------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
Health Care Distributors & Services-(Continued)

McKesson Corp.                                      70,000   $  2,086,700
=========================================================================
                                                                7,596,600
=========================================================================

Health Care Equipment-1.20%

Apogent Technologies Inc.(a)                        60,000      1,090,800
-------------------------------------------------------------------------
Fisher Scientific International Inc.(a)             20,000        572,000
=========================================================================
                                                                1,662,800
=========================================================================

Health Care Facilities-2.02%

Community Health Systems Inc.(a)                    60,000      1,410,000
-------------------------------------------------------------------------
Tenet Healthcare Corp.(a)                           16,500        474,375
-------------------------------------------------------------------------
Triad Hospitals, Inc.(a)                            25,000        912,500
=========================================================================
                                                                2,796,875
=========================================================================

Health Care Supplies-0.59%

Alcon, Inc. (Switzerland)(a)                        20,000        820,400
=========================================================================

Homebuilding-0.41%

Centex Corp.                                        12,500        568,500
=========================================================================

Hotels, Resorts & Cruise Lines-0.84%

Starwood Hotels & Resorts Worldwide, Inc.           50,000      1,165,000
=========================================================================

Industrial Machinery-1.08%

Danaher Corp.                                       15,000        867,750
-------------------------------------------------------------------------
SPX Corp.(a)                                        15,000        630,150
=========================================================================
                                                                1,497,900
=========================================================================

Insurance Brokers-1.33%

Willis Group Holdings Ltd. (Bermuda)(a)             60,000      1,836,000
=========================================================================

IT Consulting & Services-1.84%

SunGard Data Systems Inc.(a)                       115,000      2,549,550
=========================================================================

Managed Health Care-3.21%

Anthem, Inc.(a)                                     35,000      2,205,000
-------------------------------------------------------------------------
Caremark Rx, Inc.(a)                                90,000      1,593,000
-------------------------------------------------------------------------
First Health Group Corp.(a)                         25,000        649,500
=========================================================================
                                                                4,447,500
=========================================================================

Multi-Line Insurance-0.44%

HCC Insurance Holdings, Inc.                        25,000        613,250
=========================================================================

Multi-Utilities & Unregulated Power-0.81%

El Paso Corp.                                       75,000        581,250
-------------------------------------------------------------------------
Mirant Corp.(a)                                    250,000        535,000
=========================================================================
                                                                1,116,250
=========================================================================

Networking Equipment-0.44%

Brocade Communications Systems, Inc.(a)             87,500        601,125
=========================================================================

Oil & Gas Drilling-6.69%

ENSCO International Inc.                           100,000      2,704,000
-------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
Oil & Gas Drilling-(Continued)

Nabors Industries, Ltd. (Bermuda)(a)                65,000   $  2,273,050
-------------------------------------------------------------------------
National-Oilwell, Inc.(a)                           75,000      1,563,750
-------------------------------------------------------------------------
Patterson-UTI Energy, Inc.(a)                       45,000      1,301,400
-------------------------------------------------------------------------
Rowan Cos., Inc.(a)                                 70,000      1,427,300
=========================================================================
                                                                9,269,500
=========================================================================

Oil & Gas Equipment & Services-2.81%

Smith International, Inc.(a)                        82,000      2,563,320
-------------------------------------------------------------------------
Weatherford International Ltd. (Bermuda)(a)         33,000      1,321,320
=========================================================================
                                                                3,884,640
=========================================================================

Personal Products-1.05%

Estee Lauder Cos. Inc. (The)-Class A                50,000      1,456,000
=========================================================================

Pharmaceuticals-2.21%

King Pharmaceuticals, Inc.(a)                       50,000        767,500
-------------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A(a)             50,000      2,295,000
=========================================================================
                                                                3,062,500
=========================================================================

Property & Casualty Insurance-2.37%

ACE Ltd. (Cayman Islands)                           55,000      1,691,250
-------------------------------------------------------------------------
Radian Group Inc.                                   45,000      1,587,150
=========================================================================
                                                                3,278,400
=========================================================================

Publishing-0.77%

Scholastic Corp.(a)                                 24,000      1,059,600
=========================================================================

Restaurants-2.78%

Darden Restaurants, Inc.                            50,000        949,000
-------------------------------------------------------------------------
Jack in the Box Inc.(a)                             30,000        650,700
-------------------------------------------------------------------------
Outback Steakhouse, Inc.                            43,000      1,464,150
-------------------------------------------------------------------------
Wendy's International, Inc.                         25,000        792,000
=========================================================================
                                                                3,855,850
=========================================================================

Semiconductor Equipment-2.29%

Cabot Microelectronics Corp.(a)                     35,000      1,588,650
-------------------------------------------------------------------------
Novellus Systems, Inc.(a)                           50,000      1,580,000
=========================================================================
                                                                3,168,650
=========================================================================

Semiconductors-3.93%

Altera Corp.(a)                                     70,000        820,400
-------------------------------------------------------------------------
Broadcom Corp.-Class A(a)                           85,000      1,018,300
-------------------------------------------------------------------------
Linear Technology Corp.                             25,000        691,000
-------------------------------------------------------------------------
Microchip Technology Inc.                           25,000        610,000
-------------------------------------------------------------------------
Micron Technology, Inc.(a)                         100,000      1,600,000
-------------------------------------------------------------------------
Semtech Corp.(a)                                    50,000        706,500
=========================================================================
                                                                5,446,200
=========================================================================

Soft Drinks-0.49%

Pepsi Bottling Group, Inc. (The)                    25,000        673,750
=========================================================================

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------

Specialty Stores-4.87%

Barnes & Noble, Inc.(a)                             50,000   $  1,055,000
-------------------------------------------------------------------------
Bed Bath & Beyond Inc.(a)                           20,000        709,200
-------------------------------------------------------------------------
Foot Locker, Inc.(a)                               105,000      1,029,000
-------------------------------------------------------------------------
Rent-A-Center, Inc.(a)                              20,000        887,000
-------------------------------------------------------------------------
Tiffany & Co.                                       40,000      1,047,200
-------------------------------------------------------------------------
Williams-Sonoma, Inc.(a)                            85,000      2,023,000
=========================================================================
                                                                6,750,400
=========================================================================

Systems Software-1.41%

Computer Associates International, Inc.             65,000        965,900
-------------------------------------------------------------------------
VERITAS Software Corp.(a)                           65,000        991,250
=========================================================================
                                                                1,957,150
=========================================================================

Telecommunications Equipment-2.59%

UTStarcom, Inc.(a)                                 210,000      3,586,800
=========================================================================

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------

Trading Companies & Distributors-0.49%

Fastenal Co.                                        20,000   $    679,000
=========================================================================
    Total Common Stocks (Cost $138,011,245)                   124,740,556
=========================================================================

MONEY MARKET FUNDS-9.41%

STIC Liquid Assets Portfolio(b)                  6,518,756      6,518,756
-------------------------------------------------------------------------
STIC Prime Portfolio(b)                          6,518,756      6,518,756
=========================================================================
    Total Money Market Funds (Cost
      $13,037,512)                                             13,037,512
=========================================================================
TOTAL INVESTMENTS-99.46% (Cost $151,048,757)                  137,778,068
=========================================================================
OTHER ASSETS LESS LIABILITIES-0.54%                               750,876
=========================================================================
NET ASSETS-100.00%                                           $138,528,944
_________________________________________________________________________
=========================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

Statement of Assets and Liabilities

October 31, 2002

ASSETS:

Investments, at market value (cost
  $151,048,757)*                                    $137,778,068
----------------------------------------------------------------
Receivables for:
  Investments sold                                     4,417,647
----------------------------------------------------------------
  Fund shares sold                                       316,945
----------------------------------------------------------------
  Dividends                                               27,298
----------------------------------------------------------------
Investment for deferred compensation plan                 12,690
----------------------------------------------------------------
Collateral for securities loaned                       3,308,750
----------------------------------------------------------------
Other assets                                              31,711
================================================================
    Total assets                                     145,893,109
________________________________________________________________
================================================================

LIABILITIES:

Payables for:
  Investments purchased                                3,387,662
----------------------------------------------------------------
  Fund shares reacquired                                 402,094
----------------------------------------------------------------
  Deferred compensation plan                              12,690
----------------------------------------------------------------
  Collateral upon return of securities loaned          3,308,750
----------------------------------------------------------------
Accrued distribution fees                                118,083
----------------------------------------------------------------
Accrued trustees' fees                                       800
----------------------------------------------------------------
Accrued transfer agent fees                               89,941
----------------------------------------------------------------
Accrued operating expenses                                44,145
================================================================
    Total liabilities                                  7,364,165
================================================================
Net assets applicable to shares outstanding         $138,528,944
________________________________________________________________
================================================================

NET ASSETS:

Class A                                             $ 63,463,318
________________________________________________________________
================================================================
Class B                                             $ 58,654,251
________________________________________________________________
================================================================
Class C                                             $ 16,403,883
________________________________________________________________
================================================================
Class R                                             $      7,492
________________________________________________________________
================================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Class A                                                9,700,683
________________________________________________________________
================================================================
Class B                                                9,163,679
________________________________________________________________
================================================================
Class C                                                2,562,001
________________________________________________________________
================================================================
Class R                                                    1,146
________________________________________________________________
================================================================
Class A:
  Net asset value per share                         $       6.54
----------------------------------------------------------------
  Offering price per share:
    (Net asset value of $6.54 divided by 94.50%)    $       6.92
________________________________________________________________
================================================================
Class B:
  Net asset value and offering price per share      $       6.40
________________________________________________________________
================================================================
Class C:
  Net asset value and offering price per share      $       6.40
________________________________________________________________
================================================================
Class R:
  Net asset value and offering price per share      $       6.54
________________________________________________________________
================================================================

* At October 31, 2002, securities with an aggregate market value of $3,629,239 were on loan to brokers.

Statement of Operations

For the year ended October 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $1,469)                                           $    393,962
----------------------------------------------------------------
Dividends from affiliated money market funds             262,194
----------------------------------------------------------------
Interest                                                      76
----------------------------------------------------------------
Security lending income                                   25,416
================================================================
    Total investment income                              681,648
================================================================

EXPENSES:

Advisory fees                                          1,620,211
----------------------------------------------------------------
Administrative services fees                              50,000
----------------------------------------------------------------
Custodian fees                                            49,246
----------------------------------------------------------------
Distribution fees -- Class A                             337,632
----------------------------------------------------------------
Distribution fees -- Class B                             822,210
----------------------------------------------------------------
Distribution fees -- Class C                             238,357
----------------------------------------------------------------
Distribution fees -- Class R                                  17
----------------------------------------------------------------
Transfer agent fees                                    1,053,288
----------------------------------------------------------------
Trustees' fees                                             9,394
----------------------------------------------------------------
Other                                                    217,745
================================================================
    Total expenses                                     4,398,100
================================================================
Less: Fees waived                                         (2,679)
----------------------------------------------------------------
    Expenses paid indirectly                              (3,916)
================================================================
    Net expenses                                       4,391,505
================================================================
Net investment income (loss)                          (3,709,857)
================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain (loss) from investment
  securities                                         (51,459,202)
----------------------------------------------------------------
Change in net unrealized appreciation of
  investment securities                                6,176,897
================================================================
Net gain (loss) from investment securities           (45,282,305)
================================================================
Net increase (decrease) in net assets resulting
  from operations                                   $(48,992,162)
________________________________________________________________
================================================================

See Notes to Financial Statements.

Statement of Changes in Net Assets

For the years ended October 31, 2002 and 2001

                                                                  2002             2001
--------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $  (3,709,857)   $  (3,321,394)
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities           (51,459,202)     (85,651,301)
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                         6,176,897      (34,496,810)
============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 (48,992,162)    (123,469,505)
============================================================================================
Share transactions-net:
  Class A                                                        (8,529,105)      35,302,179
--------------------------------------------------------------------------------------------
  Class B                                                        (2,639,544)      30,599,965
--------------------------------------------------------------------------------------------
  Class C                                                        (1,653,044)       9,125,015
--------------------------------------------------------------------------------------------
  Class R                                                            10,003               --
============================================================================================
    Net increase (decrease) in net assets                       (61,803,852)     (48,442,346)
============================================================================================

NET ASSETS:

  Beginning of year                                             200,332,796      248,775,142
============================================================================================
  End of year                                                 $ 138,528,944    $ 200,332,796
____________________________________________________________________________________________
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 314,422,132    $ 330,937,475
--------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                        (18,569)         (12,365)
--------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                 (162,603,930)    (111,144,728)
--------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                  (13,270,689)     (19,447,586)
============================================================================================
                                                              $ 138,528,944    $ 200,332,796
____________________________________________________________________________________________
============================================================================================

See Notes to Financial Statements.

Notes to Financial Statements

October 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Mid Cap Growth Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and Class R shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Class R shares are sold at net asset value. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $1 billion of the Fund's average daily net assets plus 0.75% of the Fund's average daily net assets over $1 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2002, AIM waived fees of $2,679.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2002, AIM was paid $50,000 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2002, AFS retained $610,985 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Class R shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares, Class C shares and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the master distribution agreements, for the year ended October 31, 2002, the Class A, Class B, Class C and Class R shares paid $337,632, $822,210, $238,357 and $17, respectively.

  AIM Distributors retained commissions of $70,433 from sales of the Class A shares of the Fund during the year ended October 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2002, AIM Distributors retained $1,045, $601, $14,782, and $0 in contingent deferred sales charges imposed on redemptions of Class A, Class B, Class C, and Class R shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the year ended October 31, 2002, the Fund paid legal fees of $4,888 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended October 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $3,368 and reductions in custodian fees of $548 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $3,916.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At October 31, 2002, securities with an aggregate value of $3,629,239 were on loan to brokers. The loans were secured by cash collateral of $3,308,750 received by the Fund and subsequently invested in STIC Liquid Assets Portfolio, an affiliated money market fund. For the year ended October 31, 2002, the Fund received fees of $25,416 for securities lending.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2002 and 2001.

Tax Components of Beneficial Interest:

As of October 31, 2002, the components of beneficial interest on a tax basis were as follows:

Unrealized appreciation
  (depreciation) -- investments              $ (14,719,044)
----------------------------------------------------------
Temporary book/tax differences                     (18,569)
----------------------------------------------------------
Capital loss carryforward                     (161,155,575)
----------------------------------------------------------
Shares of beneficial interest                  314,422,132
==========================================================
                                             $ 138,528,944
__________________________________________________________
==========================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales.

  The temporary book/tax differences are the result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and retirement plan expenses.

The Fund's capital loss carryforward expires as follows:

                                             CAPITAL LOSS
EXPIRATION                                   CARRYFORWARD
---------------------------------------------------------
October 31, 2008                             $ 23,619,065
---------------------------------------------------------
October 31, 2009                               86,724,292
---------------------------------------------------------
October 31, 2010                               50,812,218
=========================================================
                                             $161,155,575
_________________________________________________________
=========================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2002 was $342,738,409 and $356,538,958, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                          $ 11,035,029
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                           (25,754,073)
=============================================================
Net unrealized appreciation (depreciation) of
  investment securities                          $(14,719,044)
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $152,497,112.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of a net operating loss reclassification on October 31, 2002, undistributed net investment income (loss) was increased by $3,703,653 and shares of beneficial interest decreased by $3,703,653. This reclassification had no effect on net assets of the Fund.


NOTE 10--SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2002 and 2001 were as follows:

                                                                         2002                          2001
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      8,138,787*   $ 73,354,688*    7,467,674    $ 81,492,237
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      3,669,099      31,692,709     5,024,132      57,335,690
----------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,168,577      10,169,033     1,707,494      19,292,222
----------------------------------------------------------------------------------------------------------------------
  Class R**                                                        1,146          10,003            --              --
======================================================================================================================
Reacquired:
  Class A                                                     (9,446,798)    (81,883,793)   (4,452,029)    (46,190,058)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (4,198,791)*   (34,332,253)*  (2,619,664)    (26,735,725)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,442,681)    (11,822,077)     (973,019)    (10,167,207)
======================================================================================================================
                                                              (2,110,661)   $(12,811,690)    6,154,588    $ 75,027,159
______________________________________________________________________________________________________________________
======================================================================================================================

 * Includes automatic conversion of 76,507 shares of Class B shares in the amount of $635,418 to 74,934 shares of Class A shares in the amount of $635,418.
** Class R shares commenced sales on June 3, 2002.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                  CLASS A
                                                                --------------------------------------------
                                                                                            NOVEMBER 1, 1999
                                                                     YEAR ENDED             (DATE OPERATIONS
                                                                     OCTOBER 31,             COMMENCED) TO
                                                                ---------------------         OCTOBER 31,
                                                                 2002          2001               2000
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $  8.58       $ 14.38           $  10.00
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.13)(a)     (0.11)(a)          (0.12)(a)
------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (1.91)        (5.69)              4.50
============================================================================================================
    Total from investment operations                              (2.04)        (5.80)              4.38
============================================================================================================
Net asset value, end of period                                  $  6.54       $  8.58           $  14.38
____________________________________________________________________________________________________________
============================================================================================================
Total return(b)                                                  (23.78)%      (40.33)%            43.80%
____________________________________________________________________________________________________________
============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $63,463       $94,457           $114,913
____________________________________________________________________________________________________________
============================================================================================================
Ratio of expenses to average net assets                            1.83%(c)      1.65%              1.63%(d)
============================================================================================================
Ratio of net investment income (loss) to average net assets       (1.49)%(c)    (1.06)%            (0.76)%(d)
____________________________________________________________________________________________________________
============================================================================================================
Portfolio turnover rate                                             185%          173%               183%
____________________________________________________________________________________________________________
============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $96,466,301.
(d)  Annualized.

                                                                                  CLASS B
                                                                --------------------------------------------
                                                                                            NOVEMBER 1, 1999
                                                                     YEAR ENDED             (DATE OPERATIONS
                                                                     OCTOBER 31,             COMMENCED) TO
                                                                ---------------------         OCTOBER 31,
                                                                 2002          2001               2000
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $  8.45       $ 14.25           $  10.00
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.18)(a)     (0.18)(a)          (0.22)(a)
------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (1.87)        (5.62)              4.47
============================================================================================================
    Total from investment operations                              (2.05)        (5.80)              4.25
============================================================================================================
Net asset value, end of period                                  $  6.40       $  8.45           $  14.25
____________________________________________________________________________________________________________
============================================================================================================
Total return(b)                                                  (24.26)%      (40.70)%            42.50%
____________________________________________________________________________________________________________
============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $58,654       $81,905           $103,893
____________________________________________________________________________________________________________
============================================================================================================
Ratio of expenses to average net assets                            2.48%(c)      2.32%              2.32%(d)
============================================================================================================
Ratio of net investment income (loss) to average net assets       (2.14)%(c)    (1.73)%            (1.45)%(d)
____________________________________________________________________________________________________________
============================================================================================================
Portfolio turnover rate                                             185%          173%               183%
____________________________________________________________________________________________________________
============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $82,221,008.
(d)  Annualized.

                                                                                    CLASS C
                                                                ------------------------------------------------
                                                                                                NOVEMBER 1, 1999
                                                                       YEAR ENDED                 (DATE SALES
                                                                       OCTOBER 31,               COMMENCED) TO
                                                                -------------------------         OCTOBER 31,
                                                                 2002              2001               2000
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $  8.45           $ 14.26           $ 10.00
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.18)(a)         (0.18)(a)         (0.22)(a)
----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (1.87)            (5.63)             4.48
================================================================================================================
    Total from investment operations                              (2.05)            (5.81)             4.26
================================================================================================================
Net asset value, end of period                                  $  6.40           $  8.45           $ 14.26
________________________________________________________________________________________________________________
================================================================================================================
Total return(b)                                                  (24.26)%          (40.74)%           42.60%
________________________________________________________________________________________________________________
================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $16,404           $23,971           $29,969
________________________________________________________________________________________________________________
================================================================================================================
Ratio of expenses to average net assets                            2.48%(c)          2.32%             2.32%(d)
================================================================================================================
Ratio of net investment income (loss) to average net assets       (2.14)%(c)        (1.73)%           (1.45)%(d)
________________________________________________________________________________________________________________
================================================================================================================
Portfolio turnover rate                                             185%              173%              183%
________________________________________________________________________________________________________________
================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $23,835,757.
(d)  Annualized.

                                                                   CLASS R
                                                                -------------
                                                                JUNE 3, 2002
                                                                 (DATE SALES
                                                                COMMENCED) TO
                                                                 OCTOBER 31,
                                                                    2002
-----------------------------------------------------------------------------
Net asset value, beginning of period                               $ 8.73
-----------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.05)(a)
-----------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     (2.14)
=============================================================================
    Total from investment operations                                (2.19)
=============================================================================
Net asset value, end of period                                     $ 6.54
_____________________________________________________________________________
=============================================================================
Total return(b)                                                    (25.09)%
_____________________________________________________________________________
=============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $    7
_____________________________________________________________________________
=============================================================================
Ratio of expenses to average net assets                              1.98%(c)
=============================================================================
Ratio of net investment income (loss) to average net assets         (1.64)%(c)
_____________________________________________________________________________
=============================================================================
Portfolio turnover rate                                               185%
_____________________________________________________________________________
=============================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $8,077.

Report of Independent Auditors

To the Shareholders of AIM Mid Cap Growth Fund and Board of Trustees of AIM Equity Funds:



We have audited the accompanying statement of assets and liabilities of AIM Mid Cap Growth Fund (a portfolio AIM Equity Funds), including the schedule of investments, as of October 31, 2002, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented from commencement of operations through October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Mid Cap Growth Fund as of October 31, 2002, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                                          /s/ ERNST & YOUNG LLP

Houston, Texas
December 10, 2002

OTHER INFORMATION

Trustees and Officers

As of December 31, 2001

The address of each trustee and officer of AIM Equity Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                   Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                       Held by Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Interested Persons
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham* -- 1946       1988               Chairman, President and Chief Executive   None
   Trustee, Chairman and                              Officer, A I M Management Group Inc.
   President                                          (financial services holding company);
                                                      Chairman and President, A I M Advisors,
                                                      Inc. (registered investment advisor);
                                                      Director and Senior Vice President,
                                                      A I M Capital Management, Inc.
                                                      (registered investment advisor);
                                                      Chairman, A I M Distributors, Inc.
                                                      (registered broker dealer), A I M Fund
                                                      Services, Inc. (registered transfer
                                                      agent), and Fund Management Company
                                                      (registered broker dealer); and
                                                      Director and Vice Chairman, AMVESCAP
                                                      PLC (parent of AIM and a global
                                                      investment management firm)
-------------------------------------------------------------------------------------------------------------------------------

   Independent Trustees
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001               Of Counsel, law firm of Baker &           Badgley Funds, Inc. (registered
   Trustee                                            McKenzie                                  investment company)
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993               Chairman, Crockett Technology             ACE Limited (insurance
   Trustee                                            Associates (technology consulting         company); and Captaris, Inc.
                                                      company)                                  (unified messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000               Chairman, Cortland Trust, Inc.            None
   Trustee                                            (registered investment company) and DHJ
                                                      Media, Inc.; Director, Magellan
                                                      Insurance Company; Member of Advisor
                                                      Board of Rotary Power International
                                                      (designer, manufacturer, and seller of
                                                      rotary power engines); formerly,
                                                      Director, President and CEO, Volvo
                                                      Group North America, Inc.; and director
                                                      of various affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998               Formerly, Chairman, Mercantile Mortgage   None
   Trustee                                            Corp.; Vice Chairman, President and
                                                      Chief Operating Officer,
                                                      Mercantile-Safe Deposit & Trust Co.;
                                                      and President, Mercantile Bankshares
                                                      Corp.
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997               Chief Executive Officer, Twenty First     Administaff
   Trustee                                            Century Group, Inc. (government affairs
                                                      company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1988               Partner, law firm of Kramer Levin         Cortland Trust, Inc.
   Trustee                                            Naftalis and Frankel LLP                  (registered investment company)
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998               Formerly, Chief Executive Officer, YWCA   None
   Trustee                                            of the USA
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1988               Partner, law firm of Pennock & Cooper     None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001               Retired                                   None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          1989               Executive Vice President, Development     None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-------------------------------------------------------------------------------------------------------------------------------

* Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of December 31, 2001


The address of each trustee and officer of AIM Equity Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                   Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                       Held by Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Other Officers
-------------------------------------------------------------------------------------------------------------------------------

   Gary T. Crum -- 1947            1988               Director and President, A I M Capital     N/A
   Senior Vice President                              Management, Inc.; Director and
                                                      Executive Vice President, A I M
                                                      Management Group Inc.; Director and
                                                      Senior Vice President, A I M Advisors,
                                                      Inc.; and Director, A I M Distributors,
                                                      Inc. and AMVESCAP PLC
-------------------------------------------------------------------------------------------------------------------------------

   Carol F. Relihan -- 1954        1988               Director, Senior Vice President,          N/A
   Senior Vice President and                          General Counsel and Secretary, A I M
   Secretary                                          Advisors, Inc. and A I M Management
                                                      Group Inc.; Director, Vice President
                                                      and General Counsel, Fund Management
                                                      Company; and Vice President, A I M Fund
                                                      Services, Inc., A I M Capital
                                                      Management, Inc. and A I M
                                                      Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Melville B. Cox -- 1943         1992               Vice President and Chief Compliance       N/A
   Vice President                                     Officer, A I M Advisors, Inc. and A I M
                                                      Capital Management, Inc.; and Vice
                                                      President, A I M Fund Services, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen -- 1940         1999               Vice President, A I M Advisors, Inc.      N/A
   Vice President                                     and A I M Capital Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Dana R. Sutton -- 1959          1988               Vice President and Fund Treasurer,        N/A
   Vice President and Treasurer                       A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------
The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        Ernst & Young LLP
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               5 Houston Center
Houston, TX 77046               Suite 100                       Suite 100                       1401 McKinney
                                Houston, TX 77046               Houston, TX 77046               Suite 1200
                                                                                                Houston, TX 77010

COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Ballard Spahr                   Kramer, Levin, Naftalis &       A I M Fund Services, Inc.       State Street Bank and Trust
Andrews & Ingersoll, LLP        Frankel LLP                     P.O. Box 4739                   Company
1735 Market Street              919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
Philadelphia, PA 19103          New York, NY 10022                                              Boston, MA 02110

THE AIM FAMILY OF FUNDS--Registered Trademark--

================================================================================

                                 [COVER IMAGE]

                                MORE AGGRESSIVE

                                  SECTOR EQUITY

                           INTERNATIONAL/GLOBAL EQUITY

                                 DOMESTIC EQUITY

                                  FIXED INCOME

                               MORE CONSERVATIVE

================================================================================

=========================================================================================================================
                                                                                             FIXED INCOME

      DOMESTIC EQUITY                    INTERNATIONAL/GLOBAL EQUITY                            TAXABLE

      MORE AGGRESSIVE                         MORE AGGRESSIVE                               MORE AGGRESSIVE

AIM Emerging Growth Fund                AIM Developing Markets Fund
AIM Small Cap Growth Fund(1)            AIM European Small Company Fund            AIM High Yield Fund II
AIM Aggressive Growth Fund              AIM Asia Pacific Growth Fund(2)            AIM High Yield Fund
AIM Opportunities I Fund(2,3)           AIM International Emerging Growth Fund     AIM Strategic Income Fund
AIM Mid Cap Growth Fund                 AIM Global Aggressive Growth Fund          AIM Income Fund
AIM Libra Fund                          AIM European Growth Fund(2)                AIM Global Income Fund
AIM Dent Demographic Trends Fund        AIM International Growth Fund(2)           AIM Total Return Bond Fund
AIM Opportunities II Fund(2,3)          AIM Global Growth Fund                     AIM Intermediate Government Fund
AIM Constellation Fund                  AIM Worldwide Spectrum Fund                AIM Short Term Bond Fund
AIM Large Cap Growth Fund               AIM Global Trends Fund                     AIM Floating Rate Fund
AIM Weingarten Fund                     AIM International Core Equity Fund(2)      AIM Limited Maturity Treasury Fund(4,5)
AIM Opportunities III Fund(2,3)                                                    AIM Money Market Fund
AIM Small Cap Equity Fund                     MORE CONSERVATIVE
AIM Capital Development Fund                                                                MORE CONSERVATIVE
AIM Mid Cap Core Equity Fund(2)                 SECTOR EQUITY
AIM Select Equity Fund                                                                        TAX-FREE
AIM Premier Equity II Fund(2)                  MORE AGGRESSIVE
AIM Premier Equity Fund(2)                                                                  MORE AGGRESSIVE
AIM Blue Chip Fund                      AIM New Technology Fund
AIM Mid Cap Basic Value Fund            AIM Global Science and Technology Fund(2)  AIM High Income Municipal Fund
AIM Large Cap Core Equity Fund          AIM Global Energy Fund                     AIM Municipal Bond Fund
AIM Charter Fund                        AIM Global Financial Services Fund         AIM Tax-Free Intermediate Fund(4,5)
AIM Basic Value Fund                    AIM Global Health Care Fund                AIM Tax-Exempt Cash Fund
AIM Large Cap Basic Value Fund          AIM Global Utilities Fund
AIM Balanced Fund*                      AIM Real Estate Fund More Conservative              MORE CONSERVATIVE
AIM Basic Balanced Fund*
                                               MORE CONSERVATIVE                            [AIM FUNDS LOGO]
      MORE CONSERVATIVE                                                                 --Registered Trademark--

*Domestic equity and income fund

=========================================================================================================================

Equity and fixed-income funds are shown from more aggressive to more conservative. When assessing the degree of risk, qualitative and quantitative factors considered included the funds' portfolio holdings, diversification permitted within the fund, the funds' standard deviations for three, five, 10, 15, 20 and 25 years, R-squared and beta analysis relative to the style-specific benchmarks, and the possibility of incorporating portfolio management tools such as leverage, derivatives and short selling. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For more information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (2) The following fund name changes became effective 7/1/02: AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3) Effective Oct. 1, 2002, the fund reopened to new investors. (4) Class A shares closed to new investors on Oct. 30, 2002. (5) Class A3 shares were first offered on October 31, 2002.

    For more complete information about any AIM fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read it carefully before investing. This brochure is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus, which contains more complete information, including sales charges and expenses. Please read it carefully before investing. If used after Jan. 20, 2003, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end.

A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and manages $117 billion in assets for approximately 9 million shareholders, including individual investors, corporate clients and financial institutions. The AIM Family of Funds--Registered Trademark-- is distributed nationwide. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $323 billion in assets under management.

As of 9/30/02.

                 INVEST WITH DISCIPLINE--Registered Trademark--

A I M Distributors, Inc.                                                MCG-AR-1

                        ANNUAL REPORT / OCTOBER 31, 2002

                              AIM U.S. GROWTH FUND

                                  [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                               AIMinvestments.com


                                                                        USG-AR-1

FINANCIALS

Schedule of Investments

October 31, 2002

                                                         MARKET
                                               SHARES    VALUE
----------------------------------------------------------------
COMMON STOCKS-98.24%

Aerospace & Defense-2.69%

Lockheed Martin Corp.                            240    $ 13,896
----------------------------------------------------------------
Northrop Grumman Corp.                           120      12,376
================================================================
                                                          26,272
================================================================

Air Freight & Logistics-0.87%

FedEx Corp.                                      160       8,510
================================================================

Airlines-1.03%

Southwest Airlines Co.                           690      10,074
================================================================

Apparel Retail-0.53%

TJX Cos., Inc. (The)                             250       5,130
================================================================

Application Software-0.53%

Electronic Arts Inc.(a)                           80       5,210
================================================================

Banks-6.90%

Bank of America Corp.                            210      14,658
----------------------------------------------------------------
Fifth Third Bancorp                              300      19,050
----------------------------------------------------------------
Synovus Financial Corp.                          930      19,056
----------------------------------------------------------------
Wells Fargo & Co.                                290      14,636
================================================================
                                                          67,400
================================================================

Biotechnology-1.05%

Amgen Inc.(a)                                    220      10,243
================================================================

Brewers-0.54%

Anheuser-Busch Cos., Inc.                        100       5,276
================================================================

Broadcasting & Cable TV-0.57%

Clear Channel Communications, Inc.(a)            150       5,557
================================================================

Casinos & Gambling-0.47%

Harrah's Entertainment, Inc.(a)                  110       4,620
================================================================

Computer & Electronics Retail-0.65%

CDW Computer Centers, Inc.(a)                    120       6,362
================================================================

Computer Hardware-2.20%

Dell Computer Corp.(a)                           750      21,457
================================================================

Consumer Finance-1.54%

MBNA Corp.                                       740      15,029
================================================================

Data Processing Services-2.19%

Concord EFS, Inc.(a)                             480       6,854
----------------------------------------------------------------
Fiserv, Inc.(a)                                  270       8,435
----------------------------------------------------------------
Paychex, Inc.                                    210       6,052
================================================================
                                                          21,341
================================================================

Department Stores-0.90%

Kohl's Corp.(a)                                  150       8,767
================================================================

                                                         MARKET
                                               SHARES    VALUE
----------------------------------------------------------------

Diversified Financial Services-5.70%

Citigroup Inc.                                   910    $ 33,625
----------------------------------------------------------------
Fannie Mae                                       330      22,064
================================================================
                                                          55,689
================================================================

Drug Retail-1.24%

Walgreen Co.                                     360      12,150
================================================================

Electric Utilities-1.09%

FPL Group, Inc.                                  180      10,616
================================================================

Food Distributors-1.17%

Sysco Corp.                                      360      11,405
================================================================

General Merchandise Stores-3.61%

Family Dollar Stores, Inc.                       180       5,542
----------------------------------------------------------------
Target Corp.                                     150       4,518
----------------------------------------------------------------
Wal-Mart Stores, Inc.                            470      25,169
================================================================
                                                          35,229
================================================================

Health Care Distributors & Services-0.57%

Cardinal Health, Inc.                             80       5,537
================================================================

Health Care Equipment-1.99%

Biomet, Inc.                                     280       8,249
----------------------------------------------------------------
Medtronic, Inc.                                  250      11,200
================================================================
                                                          19,449
================================================================

Health Care Facilities-0.71%

HCA Inc.                                         160       6,958
================================================================

Home Improvement Retail-1.21%

Home Depot, Inc. (The)                           150       4,332
----------------------------------------------------------------
Lowe's Cos., Inc.                                180       7,511
================================================================
                                                          11,843
================================================================

Household Products-1.54%

Procter & Gamble Co. (The)                       170      15,037
================================================================

Housewares & Specialties-0.73%

Newell Rubbermaid Inc.                           220       7,132
================================================================

Industrial Conglomerates-3.99%

3M Co.                                            60       7,616
----------------------------------------------------------------
General Electric Co.                           1,240      31,310
================================================================
                                                          38,926
================================================================

INDUSTRIAL MACHINERY-0.47%

Danaher Corp.                                     80       4,628
================================================================

INSURANCE BROKERS-1.01%

Marsh & McLennan Cos., Inc.                      210       9,809
================================================================

                                                         MARKET
                                               SHARES    VALUE
----------------------------------------------------------------

Integrated Oil & Gas-3.83%

ChevronTexaco Corp.                              130    $  8,792
----------------------------------------------------------------
Exxon Mobil Corp.                                850      28,611
================================================================
                                                          37,403
================================================================

Integrated Telecommunication Services-3.84%

AT&T Corp.                                       810      10,562
----------------------------------------------------------------
SBC Communications Inc.                          580      14,883
----------------------------------------------------------------
Verizon Communications Inc.                      320      12,083
================================================================
                                                          37,528
================================================================

Managed Health Care-0.84%

UnitedHealth Group Inc.                           90       8,186
================================================================

Metal & Glass Containers-0.79%

Ball Corp.                                       160       7,749
================================================================

Motorcycle Manufacturers-1.07%

Harley-Davidson, Inc.                            200      10,460
================================================================

Movies & Entertainment-1.95%

Viacom Inc.-Class B(a)                           190       8,476
----------------------------------------------------------------
Walt Disney Co. (The)                            630      10,521
================================================================
                                                          18,997
================================================================

Multi-Line Insurance-3.08%

American International Group, Inc.               480      30,024
================================================================

Multi-Utilities & Unregulated Power-1.15%

Duke Energy Corp.                                550      11,270
================================================================

Networking Equipment-1.21%

Cisco Systems, Inc.(a)                         1,060      11,851
================================================================

Oil & Gas Drilling-0.54%

Nabors Industries, Ltd. (Bermuda)(a)             150       5,246
================================================================

Oil & Gas Equipment & Services-1.02%

BJ Services Co.(a)                               170       5,156
----------------------------------------------------------------
Weatherford International Ltd. (Bermuda)(a)      120       4,805
================================================================
                                                           9,961
================================================================

Oil & Gas Exploration & Production-0.50%

Apache Corp.                                      90       4,865
================================================================

Personal Products-0.98%

Gillette Co. (The)                               320       9,562
================================================================

Pharmaceuticals-10.45%

Bristol-Myers Squibb Co.                         620      15,258
----------------------------------------------------------------
Forest Laboratories, Inc.(a)                     100       9,799
----------------------------------------------------------------

                                                         MARKET
                                               SHARES    VALUE
----------------------------------------------------------------
Pharmaceuticals-(Continued)

Johnson & Johnson                                460    $ 27,025
----------------------------------------------------------------
Lilly (Eli) & Co.                                130       7,215
----------------------------------------------------------------
Merck & Co. Inc.                                 150       8,136
----------------------------------------------------------------
Pfizer Inc.                                      910      28,911
----------------------------------------------------------------
Wyeth                                            170       5,695
================================================================
                                                         102,039
================================================================

Property & Casualty Insurance-2.22%

Ambac Financial Group, Inc.                      350      21,630
================================================================

Restaurants-1.56%

Brinker International, Inc.(a)                   180       5,110
----------------------------------------------------------------
Starbucks Corp.(a)                               240       5,700
----------------------------------------------------------------
Wendy's International, Inc.                      140       4,435
================================================================
                                                          15,245
================================================================

Semiconductor Equipment-1.12%

Applied Materials, Inc.(a)                       370       5,561
----------------------------------------------------------------
KLA-Tencor Corp.(a)                              150       5,345
================================================================
                                                          10,906
================================================================

Semiconductors-4.21%

Intel Corp.                                      730      12,629
----------------------------------------------------------------
Linear Technology Corp.                          190       5,252
----------------------------------------------------------------
Microchip Technology Inc.                        950      23,180
================================================================
                                                          41,061
================================================================

Soft Drinks-1.90%

Coca-Cola Co. (The)                              400      18,592
================================================================

Specialty Chemicals-0.54%

Ecolab Inc.                                      110       5,308
================================================================

Specialty Stores-0.80%

Bed Bath & Beyond Inc.(a)                        220       7,801
================================================================

Systems Software-4.33%

Microsoft Corp.(a)                               790      42,241
================================================================

Tobacco-2.13%

Philip Morris Cos. Inc.                          510      20,783
================================================================

Trading Companies & Distributors-0.49%

Fastenal Co.                                     140       4,753
================================================================
    Total Common Stocks (Cost $971,141)                  959,117
================================================================
TOTAL INVESTMENTS-98.24% (Cost $971,141)                 959,117
================================================================
OTHER ASSETS LESS LIABILITIES-1.76%                       17,218
================================================================
NET ASSETS-100.00%                                      $976,335
________________________________________________________________
================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
OCTOBER 31, 2002

ASSETS:

Investments, at market value (cost $971,141)                                        $ 959,117
---------------------------------------------------------------------------------------------
Cash                                                                                   17,253
---------------------------------------------------------------------------------------------
Receivables for:
   Amount due from advisor                                                             13,538
---------------------------------------------------------------------------------------------
   Investments sold                                                                     1,859
---------------------------------------------------------------------------------------------
   Dividends                                                                              994
=============================================================================================
      Total assets                                                                    992,761
_____________________________________________________________________________________________
=============================================================================================

LIABILITIES:

Payables for:
Accrued trustees' fees                                                                    663
---------------------------------------------------------------------------------------------
Accrued transfer agent fees                                                                 5
---------------------------------------------------------------------------------------------
Accrued operating expenses                                                             15,758
=============================================================================================
      Total liabilities                                                                16,426
=============================================================================================
Net assets applicable to shares outstanding                                         $ 976,335
_____________________________________________________________________________________________
=============================================================================================

NET ASSETS:

Class A                                                                             $ 390,533
_____________________________________________________________________________________________
=============================================================================================
Class B                                                                             $ 292,901
_____________________________________________________________________________________________
=============================================================================================
Class C                                                                             $ 292,901
_____________________________________________________________________________________________
=============================================================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Class A                                                                                40,001
_____________________________________________________________________________________________
=============================================================================================
Class B                                                                                30,001
_____________________________________________________________________________________________
=============================================================================================
Class C                                                                                30,001
_____________________________________________________________________________________________
=============================================================================================
Class A :
   Net asset value per share                                                        $    9.76
---------------------------------------------------------------------------------------------
   Offering price per share:
      (Net asset value of $9.76 / 94.50%)                                           $   10.33
_____________________________________________________________________________________________
=============================================================================================
Class B :
   Net asset value and offering price per share                                     $    9.76
_____________________________________________________________________________________________
=============================================================================================
Class C :
   Net asset value and offering price per share                                     $    9.76
_____________________________________________________________________________________________
=============================================================================================

See Notes to Financial Statements.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE PERIOD AUGUST 30, 2002 (DATE OPERATIONS COMMENCED)
THROUGH OCTOBER 31, 2002

INVESTMENT INCOME:

Dividends                                                                           $   2,229
---------------------------------------------------------------------------------------------
Interest                                                                                  295
=============================================================================================
   Total investment income                                                              2,524
=============================================================================================

EXPENSES:

Advisory fees                                                                           1,237
---------------------------------------------------------------------------------------------
Administrative services fees                                                            8,493
---------------------------------------------------------------------------------------------
Custodian fees                                                                          2,442
---------------------------------------------------------------------------------------------
Distribution fees--Class A                                                                231
---------------------------------------------------------------------------------------------
Distribution fees--Class B                                                                495
---------------------------------------------------------------------------------------------
Distribution fees--Class C                                                                495
---------------------------------------------------------------------------------------------
Printing                                                                                9,280
---------------------------------------------------------------------------------------------
Professional fees                                                                      11,588
---------------------------------------------------------------------------------------------
Transfer agent fees                                                                        14
---------------------------------------------------------------------------------------------
Trustees' fees                                                                          2,652
---------------------------------------------------------------------------------------------
Other                                                                                     752
=============================================================================================
      Total expenses                                                                   37,679
=============================================================================================
Less:  Fees waived and expenses reimbursed                                            (34,778)
----------------------------------------------------------------------------------------------
      Expenses paid indirectly                                                            (13)
=============================================================================================
      Net expenses                                                                      2,888
=============================================================================================
Net investment income (loss)                                                             (364)
=============================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES:

Net realized gain (loss) from investment securities                                   (11,307)
---------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investment securities         (12,024)
=============================================================================================
Net gain (loss) from investment securities                                            (23,331)
=============================================================================================
Net increase (decrease) in net assets resulting from operations                     $ (23,695)
_____________________________________________________________________________________________
=============================================================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
FOR THE PERIOD AUGUST 30, 2002 (DATE OPERATIONS COMMENCED)
THROUGH OCTOBER 31, 2002

                                                                                  OCTOBER 31,
                                                                                     2002
                                                                                  -----------
OPERATIONS:
   Net investment income (loss)                                                     $    (364)
---------------------------------------------------------------------------------------------
   Net realized gain (loss) from investment securities                                (11,307)
---------------------------------------------------------------------------------------------
   Change in net unrealized appreciation (depreciation) of investment securities      (12,024)
=============================================================================================
      Net increase (decrease) in net assets resulting from operations                 (23,695)
=============================================================================================
Share transactions-net:
   Class A                                                                            400,010
---------------------------------------------------------------------------------------------
   Class B                                                                            300,010
---------------------------------------------------------------------------------------------
   Class C                                                                            300,010
=============================================================================================
      Net increase in net assets                                                      976,335
=============================================================================================

NET ASSETS:

   Beginning of period                                                                     --
=============================================================================================
   End of period                                                                    $ 976,335
_____________________________________________________________________________________________
=============================================================================================

NET ASSETS CONSIST OF:

   Shares of beneficial interest                                                    $ 993,105
---------------------------------------------------------------------------------------------
   Undistributed net investment income                                                  6,561
---------------------------------------------------------------------------------------------
   Undistributed net realized gain (loss) from investment securities                  (11,307)
---------------------------------------------------------------------------------------------
   Unrealized appreciation (depreciation) of investment securities                    (12,024)
=============================================================================================
                                                                                    $ 976,335
_____________________________________________________________________________________________
=============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

October 31, 2002

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

AIM U.S. Growth Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund commenced operations August 30, 2002 and consists of three different classes of shares that are not currently available for sale: Class A shares, Class B shares and Class C shares. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to provide long-term growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS - Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

C. DISTRIBUTIONS - Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES - Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $1 billion of the Fund's average daily net assets, plus 0.70% of the Fund's next $1 billion of average daily net assets, plus 0.65% of the Fund's average daily nest assets in excess of $2 billion. AIM has voluntarily agreed to waive fees and/or reimburse expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to the extent necessary to limit the total annual fund operating expenses of Class A to 1.75% which may be terminated or modified at any time. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the period August 30, 2002 (date operations commenced) through October 31, 2002, AIM waived fees of $1,237 and reimbursed expenses of $32,320.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the period August 30, 2002 (date operations commenced) through October 31, 2002, AIM was paid $8,493 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the period August 30, 2002 (date operations commenced) through October 31, 2002, AFS retained $6 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total amount of sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. AIM Distributors has voluntarily agreed to waive all fees during the time the shares are not available for sale. This waiver may be terminated or modified at any time. Pursuant to the master distribution agreements, for the period August 30, 2002 (date operations commenced) through October 31, 2002, AIM Distributors waived fees of $231, $495 and $495 for Class A, Class B and Class C shares, respectively.

  AIM Distributors retained commissions of $0 from sales of the Class A shares of the Fund during the period August 30, 2002 (date operations commenced) through October 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the period August 30, 2002 (date operations commenced) through October 31,

2002, AIM Distributors retained $0, $0 and $0 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the period August 30, 2002 (date operations commenced) through October 31, 2002, the Fund paid legal fees of $0 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3 - INDIRECT EXPENSES

For the period August 30, 2002 (date operations commenced) through October 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $2 and reductions in custodian fees of $11 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $13.

NOTE 4 - TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5 - DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

There were no ordinary income or long-term capital distributions paid during the period August 30, 2002 (date operations commenced) through October 31, 2002.

Tax Components of Beneficial Interest:

As of October 31, 2002, the components of beneficial interest on a tax basis were as follows:

     Undistributed ordinary income                                    $        6,561
     Unrealized appreciation (depreciation) - investments                   (12,024)
     Capital loss carryforward                                              (11,307)
     Shares of beneficial interest                                           993,105
                                                                      ---------------
                                                                      $      976,335
                                                                      ===============

Unrealized appreciation (depreciation) is the same for tax and financial statement purposes.

The Fund's capital loss carryforward expires as follows:

                                          CAPITAL
        EXPIRATION                    LOSS CARRYFORWARD
     ----------------                 -----------------
     October 31, 2010                      $11,307


NOTE 6 - INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the period August 30, 2002 (date operations commenced) through October 31, 2002 was $992,044 and $9,596, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2002 is as follows:

Aggregate unrealized appreciation of investment securities                  $       36,742
------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                       (48,766)
==========================================================================================
Net unrealized appreciation (depreciation) of investment securities         $      (12,024)
__________________________________________________________________________________________
==========================================================================================

Investments have the same costs for tax and financial statement purposes.

NOTE 7 - RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of stock issuance costs, and other items, on October 31, 2002, undistributed net investment income was increased by $6,925 and shares of beneficial interest decreased by $6,925. This reclassification had no effect on the net assets of the Fund.

NOTE 8 - SHARE INFORMATION

Changes in shares outstanding during the period August 30, 2002 (date operations commenced) through October 31, 2002 were as follows:

                                                  2002
                                    --------------------------------
                                       SHARES             AMOUNT
                                    ------------     ---------------
Sold:
  Class A *                               40,001     $       400,010
--------------------------------------------------------------------
  Class B *                               30,001             300,010
--------------------------------------------------------------------
  Class C *                               30,001             300,010
====================================================================
                                         100,003     $     1,000,030
____________________________________________________________________
====================================================================

* Currently all shares are owned by AIM.

NOTE 9 - FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding during the period August 30, 2002 (date operations commenced) through October 31, 2002.

                                                                             CLASS A
                                                                   ---------------------------
                                                                          AUGUST 30, 2002
                                                                   (DATE OPERATIONS COMMENCED)
                                                                          TO OCTOBER 31,
                                                                               2002
                                                                   ---------------------------
Net asset value, beginning of period                                         $   10.00
--------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                                                          0.00
--------------------------------------------------------------------------------------
   Net gains (losses) on securities (both realized and unrealized)               (0.24)
______________________________________________________________________________________
======================================================================================
      Total from investment operations                                           (0.24)
______________________________________________________________________________________
======================================================================================
Net asset value, end of period                                               $    9.76
______________________________________________________________________________________
======================================================================================
Total return (a)                                                                 (2.40)%
______________________________________________________________________________________
======================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                     $     391
______________________________________________________________________________________
======================================================================================
Ratio of expenses to average net assets:
   With fee waivers and expense reimbursement                                     1.76%(b)
--------------------------------------------------------------------------------------
   Without fee waivers and expense reimbursement                                 22.45%(b)
______________________________________________________________________________________
======================================================================================
Ratio of net investment income (loss) to average net assets                      (0.22)%(b)
______________________________________________________________________________________
======================================================================================
Portfolio turnover rate                                                              1%
______________________________________________________________________________________
======================================================================================

(a) Includes adjustments in accordance with generally accepted accounting principles, does not include sales charges and is not annualized for periods less than one year.
(b)   Ratios are annualized and based on average daily net assets of $382,290.

                                                                             CLASS B
                                                                   ---------------------------
                                                                         AUGUST 30, 2002
                                                                   (DATE OPERATIONS COMMENCED)
                                                                          TO OCTOBER 31,
                                                                               2002
                                                                   ---------------------------
Net asset value, beginning of period                                         $   10.00
--------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                                                          0.00
--------------------------------------------------------------------------------------
   Net gains (losses) on securities (both realized and unrealized)               (0.24)
______________________________________________________________________________________
======================================================================================
      Total from investment operations                                           (0.24)
______________________________________________________________________________________
======================================================================================
Net asset value, end of period                                               $    9.76
______________________________________________________________________________________
======================================================================================
Total return (a)                                                                 (2.40)%
______________________________________________________________________________________
======================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                     $    293
______________________________________________________________________________________
======================================================================================
Ratio of expenses to average net assets:
   With fee waivers and expense reimbursement                                     1.76%(b)
--------------------------------------------------------------------------------------
   Without fee waivers and expense reimbursement                                 23.10%(b)
______________________________________________________________________________________
======================================================================================
Ratio of net investment income (loss) to average net assets                      (0.22)%(b)
______________________________________________________________________________________
======================================================================================
Portfolio turnover rate                                                              1%
______________________________________________________________________________________
======================================================================================

(a) Includes adjustments in accordance with generally accepted accounting principles, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(b)   Ratios are annualized and based on average daily net assets of $286,720.

                                                                             CLASS C
                                                                   ---------------------------
                                                                         AUGUST 30, 2002
                                                                   (DATE OPERATIONS COMMENCED)
                                                                         TO OCTOBER 31,
                                                                              2002
                                                                   ---------------------------
Net asset value, beginning of period                                         $   10.00
--------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                                                          0.00
--------------------------------------------------------------------------------------
   Net gains (losses) on securities (both realized and unrealized)               (0.24)
______________________________________________________________________________________
======================================================================================
      Total from investment operations                                           (0.24)
______________________________________________________________________________________
======================================================================================
Net asset value, end of period                                               $    9.76
______________________________________________________________________________________
======================================================================================
Total return (a)                                                                 (2.40)%
______________________________________________________________________________________
======================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                     $     293
______________________________________________________________________________________
======================================================================================
Ratio of expenses to average net assets:
   With fee waivers and expense reimbursement                                     1.76%(b)
--------------------------------------------------------------------------------------
   Without fee waivers and expense reimbursement                                 23.10%(b)
______________________________________________________________________________________
======================================================================================
Ratio of net investment income (loss) to average net assets                      (0.22)%(b)
______________________________________________________________________________________
======================================================================================
Portfolio turnover rate                                                              1%
______________________________________________________________________________________
======================================================================================

(a) Includes adjustments in accordance with generally accepted accounting principles, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(b)   Ratios are annualized and based on average daily net assets of $286,720.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of AIM U.S. Growth Fund
And Board of Trustees of AIM Equity Funds:



We have audited the accompanying statement of assets and liabilities of AIM U.S. Growth Fund (a portfolio AIM Equity Funds), including the schedule of investments, as of October 31, 2002, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.



We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM U.S. Growth Fund as of October 31, 2002, the results of its operations, the changes in its net assets and the financial highlights for the period then ended in conformity with accounting principles generally accepted in the United States.

Houston, Texas                                             /s/ ERNST & YOUNG LLP
December 10, 2002

OTHER INFORMATION

Trustees and Officers

As of December 31, 2001

The address of each trustee and officer of AIM Equity Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                   Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                       Held by Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Interested Persons
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham* -- 1946       1988               Chairman, President and Chief Executive   None
   Trustee, Chairman and                              Officer, A I M Management Group Inc.
   President                                          (financial services holding company);
                                                      Chairman and President, A I M Advisors,
                                                      Inc. (registered investment advisor);
                                                      Director and Senior Vice President,
                                                      A I M Capital Management, Inc.
                                                      (registered investment advisor);
                                                      Chairman, A I M Distributors, Inc.
                                                      (registered broker dealer), A I M Fund
                                                      Services, Inc. (registered transfer
                                                      agent), and Fund Management Company
                                                      (registered broker dealer); and
                                                      Director and Vice Chairman, AMVESCAP
                                                      PLC (parent of AIM and a global
                                                      investment management firm)
-------------------------------------------------------------------------------------------------------------------------------

   Independent Trustees
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001               Of Counsel, law firm of Baker &           Badgley Funds, Inc. (registered
   Trustee                                            McKenzie                                  investment company)
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993               Chairman, Crockett Technology             ACE Limited (insurance
   Trustee                                            Associates (technology consulting         company); and Captaris, Inc.
                                                      company)                                  (unified messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000               Chairman, Cortland Trust, Inc.            None
   Trustee                                            (registered investment company) and DHJ
                                                      Media, Inc.; Director, Magellan
                                                      Insurance Company; Member of Advisor
                                                      Board of Rotary Power International
                                                      (designer, manufacturer, and seller of
                                                      rotary power engines); formerly,
                                                      Director, President and CEO, Volvo
                                                      Group North America, Inc.; and director
                                                      of various affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998               Formerly, Chairman, Mercantile Mortgage   None
   Trustee                                            Corp.; Vice Chairman, President and
                                                      Chief Operating Officer,
                                                      Mercantile-Safe Deposit & Trust Co.;
                                                      and President, Mercantile Bankshares
                                                      Corp.
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997               Chief Executive Officer, Twenty First     Administaff
   Trustee                                            Century Group, Inc. (government affairs
                                                      company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1988               Partner, law firm of Kramer Levin         Cortland Trust, Inc.
   Trustee                                            Naftalis and Frankel LLP                  (registered investment company)
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998               Formerly, Chief Executive Officer, YWCA   None
   Trustee                                            of the USA
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1988               Partner, law firm of Pennock & Cooper     None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001               Retired                                   None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          1989               Executive Vice President, Development     None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-------------------------------------------------------------------------------------------------------------------------------

* Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of December 31, 2001



The address of each trustee and officer of AIM Equity Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                   Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                       Held by Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Other Officers
-------------------------------------------------------------------------------------------------------------------------------

   Gary T. Crum -- 1947            1988               Director and President, A I M Capital     N/A
   Senior Vice President                              Management, Inc.; Director and
                                                      Executive Vice President, A I M
                                                      Management Group Inc.; Director and
                                                      Senior Vice President, A I M Advisors,
                                                      Inc.; and Director, A I M Distributors,
                                                      Inc. and AMVESCAP PLC
-------------------------------------------------------------------------------------------------------------------------------

   Carol F. Relihan -- 1954        1988               Director, Senior Vice President,          N/A
   Senior Vice President and                          General Counsel and Secretary, A I M
   Secretary                                          Advisors, Inc. and A I M Management
                                                      Group Inc.; Director, Vice President
                                                      and General Counsel, Fund Management
                                                      Company; and Vice President, A I M Fund
                                                      Services, Inc., A I M Capital
                                                      Management, Inc. and A I M
                                                      Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Melville B. Cox -- 1943         1992               Vice President and Chief Compliance       N/A
   Vice President                                     Officer, A I M Advisors, Inc. and A I M
                                                      Capital Management, Inc.; and Vice
                                                      President, A I M Fund Services, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen -- 1940         1999               Vice President, A I M Advisors, Inc.      N/A
   Vice President                                     and A I M Capital Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Dana R. Sutton -- 1959          1988               Vice President and Fund Treasurer,        N/A
   Vice President and Treasurer                       A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------
The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        Ernst & Young LLP
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               5 Houston Center
Houston, TX 77046               Suite 100                       Suite 100                       1401 McKinney
                                Houston, TX 77046               Houston, TX 77046               Suite 1200
                                                                                                Houston, TX 77010

COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Ballard Spahr                   Kramer, Levin, Naftalis &       A I M Fund Services, Inc.       State Street Bank and Trust
Andrews & Ingersoll, LLP        Frankel LLP                     P.O. Box 4739                   Company
1735 Market Street              919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
Philadelphia, PA 19103          New York, NY 10022                                              Boston, MA 02110

                        ANNUAL REPORT / OCTOBER 31, 2002

                               AIM WEINGARTEN FUND

                                  [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                               AIMinvestments.com

================================================================================

                                  [COVER IMAGE]

                        THE VIOLIN BOX BY SUZANNE VALADON

   IN THE ART OF INVESTING, SUCCESS DOES NOT ALWAYS COME IN AN INSTANT--IT IS

USUALLY ACHIEVED OVER TIME. VALADON'S UNFORGETTABLE OILS MAKE THIS POINT, OFTEN

   TAKING 13 YEARS OF DEDICATION AND DILIGENCE TO COMPLETE. HER RICHLY COLORED

      "VIOLIN BOX" REMINDS US ALL THAT ALL GOOD THINGS ARE WORTH THE WAIT.

================================================================================

AIM WEINGARTEN FUND SEEKS LONG-TERM GROWTH OF CAPITAL.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Weingarten Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B, Class C, and Class R shares will differ due to different sales charge structures and class expenses.

o   Class R shares are generally only available to retirement plans such as section 401 or 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and IRA rollovers from such plans if an AIM Fund was offered. They are sold at net asset value, that is, without a sales charge. Class R shares were first offered on June 3, 2002. Returns prior to that date are hypothetical results based on Class A share returns (inception date 6/17/69) at net asset value, adjusted to reflect additional Class R 12b-1 fees. Class R share returns do not include a 0.75% CDSC that may be imposed on a total redemption of retirement plan assets within the first year.

o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded blue chip stocks.

o The unmanaged Lipper Large-Cap Growth Fund Index represents an average of the performance of the 30 largest large-capitalization growth funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not include sales charges. Performance of an index of funds reflects fund expenses. Performance of a market index does not.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

   This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.

                               TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER:

[PHOTO OF           All of us know how difficult the equity markets were during
ROBERT H.           the fiscal year ended October 31, 2002. We are now in the
GRAHAM]             unenviable position of being able to say we have been in a deeper and longer market downturn than that of 1973-74. We know from experience that these conditions do eventually end, though no one can predict exactly when. We are encouraged, however, by the fact that as I write this letter, the U.S. equity market has had several positive weeks in a row. Whether this is the start of a long-term positive trend remains to be seen. In the meantime, let me assure you that all of us at AIM continue to work hard on your behalf.

                        In light of continuing market difficulties, I thought
                    you would appreciate detailed information on some of the methods AIM uses to manage your money. This information is presented in the two pages following this letter. I hope it will provide you with a greater understanding of our investment process, and I encourage you to read it carefully. One of our ongoing goals is to keep all of our shareholders well-informed.

BACK TO BASICS

When market conditions are as trying as they have been during the fiscal year covered by this report, it is well to keep some investing fundamentals in mind. First, seek professional advice--it is more important now than ever.

A financial professional can help you:

o Understand your entire financial profile before selecting individual investments so you can tailor your portfolio to specific goals and timetables.

o Learn the characteristics of various asset classes. Recently, many investors have been seeking safety in fixed-income investments. Unfortunately, many do not understand that bond prices move in the opposite direction of interest rates. Existing bonds have been rising in value as interest rates have fallen, contributing to attractive total returns. But rates are now so low the upside potential of bond prices is limited. Sooner or later, the economy will expand more robustly, and interest rates will begin to rise. That will lower bond values, reducing total returns. As ever, diversification is an investing fundamental.

o Develop reasonable expectations. Historically, stocks have averaged about a 10% return per year, bonds less, facts many of us forgot during the 1990s.

YOUR FUND MANAGERS' OBSERVATIONS

In the following pages, your fund's portfolio managers discuss your fund's performance during the fiscal year and the market conditions and investment strategies that affected that performance. I hope you find their comments helpful.

    The stock market as a whole declined, and growth stocks--the type of equities in which the fund invests--remained out of favor for much of the fiscal year ended October 31, 2002. For the fiscal year at net asset value (excluding sales charges), AIM Weingarten Fund's Class A shares returned -25.06%. As the fiscal year drew to a close, growth stocks (as measured by major market indexes) appeared to be moving back into favor.

    Timely information about your fund and the markets is always available on our Web site, aiminvestments.com. Our Client Services Department can be reached during regular business hours at 800-959-4246.

IMPORTANT NEWS ABOUT AIM

This report features AIM's new logo and Web address, which we have adopted to better reflect our diverse line of investment products. We are well known for our mutual funds, but we also offer solutions for many investment situations through a broad array of products and services including retirement products for employers and individuals, annuities, college savings plans, separately managed accounts, and cash management for businesses.

    I am also pleased to announce that Mark Williamson will become Chief Executive Officer of A I M Management Group Inc., the parent company of your fund's advisor and distributor, on January 1, 2003. I will remain Chairman of AIM. Mark has had a long and distinguished career in the mutual fund industry and I am looking forward to his joining the AIM team.

    Thank you for investing with AIM. I look forward to reporting to you again in six months.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
December 2, 2002

================================================================================

                       AS THE FISCAL YEAR DREW TO A CLOSE,

                          GROWTH STOCKS (AS MEASURED BY

                        MAJOR MARKET INDEXES) APPEARED TO

                           BE MOVING BACK INTO FAVOR.

                                ROBERT H. GRAHAM

================================================================================

                      A SPECIAL MESSAGE TO OUR SHAREHOLDERS

INVESTMENT RESEARCH UPDATE FOR AIM CLIENTS


[EDGAR M. LARSEN PHOTO]

     EDGAR M. LARSEN
CHIEF INVESTMENT OFFICER


[GARY T. CRUM PHOTO]

     GARY T. CRUM
DIRECTOR OF INVESTMENTS

THE FINANCIAL MARKETS have been battered over the past year by a wave of corporate scandals, accounting restatements, bankruptcies of high-profile companies and, in a few cases, outright financial fraud. Many investors, understandably, feel uncertain about whether their portfolios are positioned to withstand such a prolonged and severe market downturn. Now seems to be an appropriate time to step back and reiterate AIM's concern for the financial well-being of all of our clients and AIM's commitment to competitive excellence across all investment disciplines.

    We at AIM are proud of our rigorous qualitative and quantitative analytical processes, and we remain confident that we will preserve our long-term record of success through uncompromising fundamental research. During this recent period of market instability, we have placed even greater focus on meticulous research, and we continually look for new ways to improve our process.

    We have the resources and the people needed to seek out the best investment opportunities that exist in any market. It should be emphasized that AIM's teams have not changed their investment strategies; rather our disciplines have been fine-tuned in order to better understand each portfolio holding and to optimize each fund's overall structure.

    Rigorous accounting analysis is at the forefront of our investment-research efforts. AIM employs both internal and external accounting experts and proprietary tools to screen our portfolios for high-risk situations and to look for investment opportunities.

BEYOND THE BOTTOM LINE

By going beyond the reported bottom-line numbers, we strive to understand where a company's growth is coming from and how sustainable it may be. Our discipline takes us through an in-depth examination of the financial statements and industry conditions, combined with an evaluation of management's style and strategy.

    AIM's portfolio managers have taken advantage of some unique valuations in this unusual market environment by adding opportunistically to their portfolios. In addition to strong financial fundamentals and attractively priced securities, AIM's teams look for companies with experienced and credible management teams. Sometimes this means not accepting the consensus view of a particular company.

    AIM seeks independent thought, both from our own analysts and portfolio managers, and from trusted Wall Street sources. Our goal is to cultivate an ongoing dialogue with independent thinkers in every industry, whether they work for one of our portfolio companies, on Wall Street, at an independent research boutique, or right here within our own firm. To this end, we have long had a collaborative environment where communication across investment teams is encouraged.

    For example, AIM's fixed-income and equity analysts attend the same meetings

================================================================================

                               RIGOROUS ACCOUNTING

                                 ANALYSIS IS AT

                                THE FOREFRONT OF

                                 OUR INVESTMENT-

                                RESEARCH EFFORTS.

================================================================================
with company managements, and thus analyze the company from two different perspectives. Our international managers work with our domestic teams to cover the more globally oriented companies. And the teams that manage AIM's sector-specific funds share their industry expertise with the rest of our investment teams. As our professional staff and resources have grown, so have the direct contacts with company management teams. Last year, AIM's analysts and portfolio managers had more than 4,000 meetings with the senior executives of our portfolio companies.

EDUCATION AND TRAINING

Continuing education and training are important in the ever-changing world of investment analysis. We invite experts from such fields as accounting, derivatives and banking to AIM so that we remain informed about current corporate-finance techniques, new accounting regulations and other shifts in the landscape of American business.

    Over the past five years, AIM has devoted substantial resources to our research department's personnel. Today, 68 percent of our investment management and research professionals have earned master's degrees in business or finance. Sixty percent have earned the Chartered Financial Analyst (CFA) or Certified Public Accountant (CPA) designations.

QUANTITATIVE EXPERTISE

AIM's team of quantitative analysts plays a large role in portfolio construction and performance monitoring. Our state-of-the-art proprietary tools include the means to optimize a portfolio's construction, which includes managing and monitoring risk, analyzing performance, and conducting hypothetical trading scenarios to see how they would affect the overall portfolio. These tools offer our investment teams a more acute awareness of how their portfolios stack up against their benchmarks and their peers.

    Attribution tools allow us to monitor relative sector and industry weightings, individual security weightings, and correlations across different holdings. Our portfolio management teams aren't the only ones using these customized risk-assessment tools. They also are used to generate detailed reports that are reviewed by members of AIM's senior management. We have a schedule of formalized periodic reviews to assess the construction and the risk-adjusted performance of the funds, to offer guidance to the portfolio managers, and to take corrective action when warranted.

DIVERSIFICATION OF AIM'S OFFERINGS

Even during the equity-market bubble of the late 1990s, AIM advocated a diversified approach to portfolio management for its clients. As growth stocks registered double-digit gains, we were taking a longer-term view of the markets and actively diversified our product line across market styles and capitalization ranges.

    As the financial markets have changed over the past few years, so has AIM's selection of fund offerings. In the past, AIM was recognized for investing in the equities of U.S. growth companies. Today, AIM's three largest equity funds--AIM Basic Value Fund, AIM Premier Equity Fund and AIM Constellation Fund--represent three distinctly different investment disciplines: Value, Blend and Growth. Complementing those funds are dozens more in all styles, market-cap ranges, asset classes, and geographic regions.

    AIM's clients can create diversified, all-weather portfolios by selecting from our full spectrum of funds, whether they seek equity or fixed-income, value or growth, domestic or international, aggressive or conservative, or any combination in between. Over the course of any complete market cycle, we expect a portfolio that is a blend of these quality funds will provide a prudent approach to achieving one's long-term investment goals.

    This period of market dislocation has been painful for all of us. But over the long term, we are confident that tightened accounting regulations, an increased level of governmental oversight, and the reallocation of resources following the recent bubble will all result in a healthy resurgence of the American financial system.

    AIM's investment teams and processes continue to be honed and tested in today's challenging environment. We believe that this prolonged bear market has created some unparalleled opportunities to invest in leading companies that will weather the market storm and recover their industry-leading positions when global economic growth reaccelerates.

    We are grateful for the trust our clients have placed in AIM, and we reaffirm our commitment to excellence across all of our investment disciplines.

Sincerely,

/s/ GARY T. CRUM
Gary T. Crum
Director of Investments/AIM

/s/ EDGAR M. LARSEN
Edgar M. Larsen
Chief Investment Officer/AIM

================================================================================

                               ... WE REAFFIRM OUR

                                  COMMITMENT TO

                              EXCELLENCE ACROSS ALL

                                OF OUR INVESTMENT

                                  DISCIPLINES.

================================================================================

                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FUND ADDS CORE GROWTH HOLDINGS, EXPANDS SECTOR EXPOSURE

HOW DID THE FUND PERFORM?

The stock market as a whole declined, and growth stocks--the type of equities in which the fund invests--remained out of favor for much of the fiscal year ended October 31, 2002. For the fiscal year, and at net asset value (excluding sales charges), AIM Weingarten Fund's Class A, Class B, Class C, and Class R shares returned -25.06%, -25.63%, -25.61%, and -25.15%, respectively. The average large-cap growth fund also declined; the Lipper Large-Cap Growth Fund Index returned -18.63% for the 12 months ended October 31, 2002. As the fiscal year drew to a close, growth stocks (as measured by major market indexes) appeared to be moving back into favor.

WHAT WERE THE TRENDS IN THE ECONOMY AND THE STOCK MARKET DURING THE FISCAL YEAR?

The terrorist attacks of September 11, 2001, exacerbated the already-weak condition of the U.S. economy, weakness brought on by declining business capital spending. After three quarters of contraction, U.S. gross domestic product, the broadest measure of economic activity, grew at an annualized rate of 5.0% in the first quarter of 2002--helped by strong consumer confidence, robust retail sales, and near-record auto and home sales. To bolster the economy, the U.S. Federal Reserve Board held short-term interest rates steady at levels unseen since the early 1960s.

    Nonetheless, investors remained bearish. In early 2002, accounting and corporate governance scandals came to light at several high-profile corporations, casting doubts on the reliability of corporate earnings reports. Except for brief rallies in March, August, and October, the stock market declined for most of the fiscal year due to corporate scandals, concern about the possibility of a war with Iraq, and uncertainty about the pace of economic recovery.

HOW DID YOU MANAGE THE FUND?

Early in 2002, we began increasing our core growth holdings in an effort to make the fund less aggressive and to temper volatility. Many core growth companies have been able to use the current downturn to strengthen their positions within their industries, and should prosper as a result. But we have not excluded earnings momentum stocks from the fund. Earnings momentum holdings may enjoy significantly accelerating earnings when economic growth becomes more durable.

    We also worked to increase our sector exposure. Going into the third quarter, for instance, the fund held no stocks in the materials or telecommunication services sectors; we initiated positions in those two sectors during the third quarter.

    In telecommunication services, for instance, we considered AT&T attractive. The bankruptcy of competitor Worldcom (not a fund holding) could make AT&T an even more dominant player in the telecom industry, particularly the still-lucrative business services area. Also, at the close of the fiscal year, AT&T was close to selling its considerable cable operations to Comcast (not a fund holding as of October 31, 2002) for $29 billion. We increased the fund's diversification by maintaining at least minimal exposure to virtually every economic sector, and we adjusted our information

FUND PERFORMANCE & PORTFOLIO COMPOSITION

as of 10/31/02, based on total net assets


================================================================================

AVERAGE ANNUAL TOTAL RETURNS

6/17/69-10/31/02, excluding sales charges


                                   [BAR CHART]

AIM WEINGARTEN FUND

CLASS A SHARES                          11.51%

S&P 500 INDEX                           10.57%*

* Index performance is for the period 6/30/69-10/31/02.

                                                           Source: Lipper, Inc.

================================================================================

============================================================================================
TOP 10 HOLDINGS                                     TOP 10 INDUSTRIES
--------------------------------------------------------------------------------------------
 1. Microsoft Corp.                         3.9%     1. Pharmaceuticals                 9.8%

 2. Applied Materials, Inc.                 3.6      2. Diversified Financial Services  7.0

 3. Pharmacia Corp.                         3.6      3. Semiconductors                  7.0

 4. Dell Computer Corp.                     2.1      4. Semiconductor Equipment         6.5

 5. Johnson & Johnson                       2.1      5. Systems Software                5.2

 6. Wyeth                                   1.8      6. Computer Hardware               3.5

 7. Novellus Systems, Inc.                  1.7      7. Managed Health Care             2.9

 8. Cisco Systems, Inc.                     1.6      8. Banks                           2.9

 9. Procter & Gamble Co. (The)              1.6      9. Health Care Equipment           2.7

10. Tyco International Ltd. (Bermuda)       1.6     10. Home Improvement Retail         2.4

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security. Performance of Class A, B, C, and R shares will differ due to different sales charge structures and class expenses.
============================================================================================

technology holdings as market conditions warranted throughout the year.

    At the close of the fiscal year, the fund's heaviest weightings were in health care, information technology, consumer discretionary, and financials stocks. Overall, we greatly increased the number of stocks in the fund, from 76 in early 2002 to 137 at the close of the fiscal year.

CAN YOU DISCUSS SOME INDIVIDUAL STOCKS IN THE PORTFOLIO?

Dell Computer continues to thrive--due to its consistent financial results and ample liquidity. Dell is the leading manufacturer of personal computers and network servers. The company is consistently profitable, and its stock has significantly outperformed the tech sector as a whole over the last several years. We believe Dell is well positioned to benefit from an eventual rise in capital spending.

    In mid-October, UnitedHealth Group reported that its quarterly profits surged by a better-than-expected 53%. It was the company's 16th consecutive quarter of double-digit profit growth. The same day, it reported improved margins and raised its earnings guidance for 2002 and 2003. The company has kept a step ahead of rising costs, in part by diversifying beyond traditional health care to specialty services like dental care and mental health.

    Largely through acquisitions, Tyco grew rapidly for a decade until questionable accounting practices undermined the stock. Since then, Tyco has overhauled its management team, made significant changes to its board, and strengthened its corporate governance. We consider Tyco attractive because, despite its troubles, many of its underlying businesses remain leaders in their fields, providing Tyco with well-diversified income sources.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE FISCAL YEAR?

While economic signals were mixed, there were signs that the stock market might be improving. Positive economic signals included low short-term interest rates, low inflation, continued strong consumer spending, and positive economic growth. Indeed, U.S. gross domestic product grew at an annualized rate of 4.0% in the third quarter, well above its 1.3% growth rate in the second quarter. Negative factors included a sharp drop in consumer confidence in October, a weak job market, and continued depressed capital spending by businesses.

    Given these mixed economic indicators, it was not surprising that the stock market remained volatile. Key market indexes hit five-year lows on October 9--and then rallied strongly. The Dow, for example, enjoyed its best single-month performance in more than 15 years in October, and as the fiscal year ended, stock valuations were more attractive than they had been in years.

HISTORY SHOWS THAT BEAR MARKETS NEVER LAST ...

U. S. STOCK MARKET AS REPRESENTED BY S&P 500

                                  [LINE CHART]

9/30/52        24      3/31/61          65    9/30/69         93    3/31/78         89    9/30/86      231       3/31/95         500
12/31/52       26      6/30/61          64    12/31/69        92    6/30/78         95    12/31/86     242       6/30/95         544
3/31/53        25      9/29/61          66    3/31/70         89    9/29/78        102    3/31/87      291       9/29/95         584
6/30/53        24      12/29/61         71    6/30/70         72    12/29/78        96    6/30/87      304       12/29/95        615
9/30/53        23      3/30/62          69    9/30/70         84    3/30/79        101    9/30/87      321       3/29/96         645
12/31/53       24      6/29/62          54    12/31/70        92    6/29/79        102    12/31/87     247       6/28/96         670
3/31/54        26      9/28/62          56    3/31/71        100    9/28/79        109    3/31/88      258       9/30/96         687
6/30/54        29      12/31/62         63    6/30/71         99    12/31/79       107    6/30/88      273       12/31/96        740
9/30/54        32      3/29/63          66    9/30/71         98    3/31/80        102    9/30/88      271       3/31/97         757
12/31/54       35      6/28/63          69    12/31/71       102    6/30/80        114    12/30/88     277       6/30/97         885
3/31/55        36      9/30/63          71    3/31/72        107    9/30/80        125    3/31/89      294       9/30/97         947
6/30/55        41      12/31/63         75    6/30/72        107    12/31/80       135    6/30/89      317       12/31/97        970
9/30/55        43      3/31/64          78    9/29/72        110    3/31/81        136    9/29/89      349       3/31/98       1,101
12/30/55       45      6/30/64          81    12/29/72       118    6/30/81        131    12/29/89     353       6/30/98       1,133
3/30/56        48      9/30/64          84    3/30/73        111    9/30/81        116    3/30/90      339       9/30/98       1,017
6/29/56        46      12/31/64         84    6/29/73        104    12/31/81       122    6/29/90      358       12/31/98      1,229
9/28/56        45      3/31/65          86    9/28/73        108    3/31/82        111    9/28/90      306       3/31/99       1,286
12/31/56       46      6/30/65          84    12/31/73        97    6/30/82        109    12/31/90     330       6/30/99       1,372
3/29/57        44      9/30/65          89    3/29/74         93    9/30/82        120    3/29/91      375       9/30/99       1,282
6/28/57        47      12/31/65         92    6/28/74         86    12/31/82       140    6/28/91      371       12/31/99      1,469
9/30/57        42      3/31/66          89    9/30/74         63    3/31/83        152    9/30/91      387       3/31/00       1,498
12/31/57       39      6/30/66          84    12/31/74        68    6/30/83        168    12/31/91     417       6/30/00       1,454
3/31/58        42      9/30/66          76    3/31/75         83    9/30/83        166    3/31/92      403       9/29/00       1,436
6/30/58        45      12/30/66         80    6/30/75         95    12/30/83       164    6/30/92      408       12/29/00      1,320
9/30/58        50      3/31/67          90    9/30/75         83    3/30/84        159    9/30/92      417       3/30/01       1,160
12/31/58       55      6/30/67          90    12/31/75        90    6/29/84        153    12/31/92     435       6/29/01       1,224
3/31/59        55      9/29/67          96    3/31/76        102    9/28/84        166    3/31/93      451       9/28/01       1,040
6/30/59        58      12/29/67         96    6/30/76        104    12/31/84       167    6/30/93      450       12/31/01      1,148
9/30/59        56      3/29/68          90    9/30/76        105    3/29/85        180    9/30/93      458       3/29/02       1,147
12/31/59       59      6/28/68          99    12/31/76       107    6/28/85        191    12/31/93     466       6/28/02         989
3/31/60        55      9/30/68         102    3/31/77         98    9/30/85        182    3/31/94      445       9/30/02         815
6/30/60        56      12/31/68        103    6/30/77        100    12/31/85       211    6/30/94      444
9/30/60        53      3/31/69         101    9/30/77         96    3/31/86        238    9/30/94      462
12/30/60       58      6/30/69          97    12/30/77        95    6/30/86        250    12/30/94     459

                                                                                                                Source: Bloomberg LP
====================================================================================================================================

The last 2 1/2 years have been challenging for equity mutual fund investors. The S&P 500, considered representative of U.S. stock market performance, has declined significantly since hitting an all-time high in early 2000.

    The colored bars on the chart represent bear markets, typically defined as a 20% decline in the stock market. As the chart shows, the 2000-2002 bear market has been more severe and more prolonged than any other in the last 50 years. But it shows that market declines have always ended--and that the stock market has risen over time. While past performance cannot guarantee comparable future results, and while no one can say precisely when the current decline will end, history shows that bear markets never last.

    That is why AIM urges all investors to maintain a long-term investment discipline.

================================================================================

                            PORTFOLIO MANAGEMENT TEAM

                                 AS OF 10/31/02

                        LANNY H. SACHNOWITZ, LEAD MANAGER

                                 MONIKA H. DEGAN

                      ASSISTED BY THE LARGE CAP GROWTH TEAM

                          See important fund and index
                         disclosures inside front cover.

                                     [GRAPHIC]

                           For More Information Visit

                               AIMinvestments.com

================================================================================

                                FUND PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
6/17/69-10/31/02

                                [MOUNTAIN CHART]

                AIM WEINGARTEN
                WEINGARTEN FUND              S&P 500
DATE            CLASS A SHARES               INDEX
06/17/69             9450                     10000
10/69                9412                     10064
10/70                8239                      8950
10/71               11479                     10458
10/72               14242                     12753
10/73               12901                     12754
10/74                8113                      9083
10/75               10270                     11443
10/76               10492                     13748
10/77               12919                     12919
10/78               15590                     13739
10/79               21778                     15862
10/80               40403                     20953
10/81               40775                     21071
10/82               46283                     24508
10/83               65454                     31355
10/84               63085                     33348
10/85               75461                     39795
10/86              107199                     53003
10/87              113273                     56402
10/88              127769                     64734
10/89              172650                     81792
10/90              165700                     75683
10/91              240064                    100968
10/92              256524                    111010
10/93              272346                    127578
10/94              282539                    132501
10/95              362254                    167474
10/96              415916                    207763
10/97              527513                    274407
10/98              592670                    334785
10/99              821856                    420651
10/00              908729                    446240
10/01              478173                    335239
10/02              358470                    284628

Past performance cannot guarantee comparable future results.

================================================================================


FUND RETURNS

as of 10/31/02

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

including sales charges

CLASS A SHARES
 Inception (6/17/69)        11.32%
 10 Years                    2.82
  5 Years                   -8.48
  1 Year                   -29.20

CLASS B SHARES
 Inception (6/26/95)          0.33%
  5 Years                    -8.36
  1 Year                    -29.35

CLASS C SHARES
 Inception (8/4/97)          -8.15%
  5 Years                    -8.13
  1 Year                    -26.35

CLASS R SHARES*
 10 Years                     3.20%
  5 Years                    -7.61
  1 Year                    -25.15

*Class R shares were first offered on June 3, 2002. Returns prior to that date are hypothetical results based on Class A share returns at net asset value, adjusted to reflect Class R 12b-1 fees. (The inception date of Class A shares is 6/17/69). Class R share returns do not include a 0.75% contingent deferred sales charge that may be imposed on a total redemption of retirement plan assets within the first year.

In addition to the fund's average annual total returns as of the close of the reporting period shown in the table above, industry regulations require us to provide average annual total returns (including sales charges) as of 9/30/02, the most recent calendar quarter-end, which were: Class A shares, inception (6/17/69), 11.05%; 10 years, 2.14%; five years, -10.97%; one year, -34.22%.
Class B shares, inception (6/26/95), -0.91%; five years, -10.84%; one year, -34.33%. Class C shares, inception (8/4/97), -9.87%; five years, -10.61%; one year, -31.54%. Class R shares, 10 years, 2.51%; five years, -10.15%; one year, -30.59%.

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORIC PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

================================================================================

                                     [CHART]

                                                Source: Lipper, Inc.

================================================================================

The chart compares AIM Weingarten Fund Class A shares to a benchmark index. It is intended to give you a general idea of how your fund performed compared to the index over the period 6/17/69-10/31/02. Please note that index performance figures are for the period 6/30/69-10/31/02.

    It is important to understand the difference between your fund and an index. Market indexes, such as the S&P 500, are not managed and incur no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment return.

    Your fund's total return includes sales charges, expenses, and management fees. Performance of Class A, B, C, and R shares will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover.

    Performance shown in the chart and table does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance for the indexes does not reflect the effects of taxes.

This growth chart uses a logarithmic scale, which means the price scale (vertical axis) is structured so that a given distance always represents the same percentage change in price, rather than the same absolute change in price. For example, the distance from one to 10 is the same as the distance from 10 to 100 on a logarithmic chart, but the latter distance is 10 times greater on a linear chart. A logarithmic scale better illustrates performance in the fund's early years before reinvested distributions and compounding cause the original investment to grow to very large numbers.

VISIT OUR AWARD-WINNING WEB SITE

A WEALTH OF INFORMATION IS AVAILABLE AT AIMINVESTMENTS.COM, OUR AWARD-WINNING WEB SITE. THESE ARE JUST A FEW OF OUR REGULAR FEATURES.

ACCESS TO YOUR AIM ACCOUNT where you can check your account balance, view transaction history and perform certain account maintenance functions, including but not limited to:

    o   changing your address

    o   changing your dividend reinvestment options

    o   setting up or modifying a systematic withdrawal program

    o arranging for eDelivery of fund reports and prospectuses, so they come to you electronically, not on paper

AN EDUCATION AND PLANNING CENTER where you can:

    o   calculate how much you'll need for a comfortable retirement

    o find out how much it may cost to send your children to a certain college or university

    o learn the specifics of AIM's three investment styles: growth, value and growth at a reasonable price (GARP).

    o   look up the meaning of investment terms in our Glossary

A LITERATURE AND FORMS CENTER where you can:

    o   order, free of charge, AIM literature on various investing topics

    o download forms you need to perform various account functions that require paper transactions

A PRODUCTS & PERFORMANCE CENTER where you can find:

    o   daily prices of all AIM funds

    o   long-term fund performance as of the most recent calendar quarter-end

    o   biographies of the portfolio managers in charge of the fund(s) you own


AND THERE IS MUCH, MUCH MORE!

DO VISIT AIMinvestments.com

                                                                       [GRAPHIC]

FINANCIALS

Schedule of Investments

October 31, 2002


                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-98.40%

Advertising-0.74%

Omnicom Group Inc.                                350,000    $   20,170,500
===========================================================================

Aerospace & Defense-1.44%

L-3 Communications Holdings, Inc.(a)              200,000         9,400,000
---------------------------------------------------------------------------
Lockheed Martin Corp.                             250,000        14,475,000
---------------------------------------------------------------------------
United Technologies Corp.                         250,000        15,417,500
===========================================================================
                                                                 39,292,500
===========================================================================

Airlines-0.32%

Southwest Airlines Co.                            600,000         8,760,000
===========================================================================

Apparel Retail-2.15%

Gap, Inc. (The)                                 2,065,900        24,315,643
---------------------------------------------------------------------------
Limited Brands                                    600,000         9,402,000
---------------------------------------------------------------------------
Ross Stores, Inc.                                 250,000        10,462,500
---------------------------------------------------------------------------
TJX Cos., Inc. (The)                              700,000        14,364,000
===========================================================================
                                                                 58,544,143
===========================================================================

Application Software-0.76%

Electronic Arts Inc.(a)(b)                        150,000         9,768,000
---------------------------------------------------------------------------
PeopleSoft, Inc.(a)                               600,000        10,860,000
===========================================================================
                                                                 20,628,000
===========================================================================

Automobile Manufacturers-0.52%

Bayerische Motoren Werke A.G. (Germany)           400,000        14,272,916
===========================================================================

Banks-2.91%

Bank of America Corp.                             600,000        41,880,000
---------------------------------------------------------------------------
Bank of New York Co., Inc. (The)                  350,000         9,100,000
---------------------------------------------------------------------------
Kookmin Bank-ADR (South Korea)                    400,000        12,940,000
---------------------------------------------------------------------------
Synovus Financial Corp.                           750,000        15,367,500
===========================================================================
                                                                 79,287,500
===========================================================================

Biotechnology-0.93%

Gilead Sciences, Inc.(a)                          400,000        13,896,000
---------------------------------------------------------------------------
IDEC Pharmaceuticals Corp.(a)                     250,000        11,505,000
===========================================================================
                                                                 25,401,000
===========================================================================

Brewers-0.68%

Anheuser-Busch Cos., Inc.                         350,000        18,466,000
===========================================================================

Broadcasting & Cable TV-1.28%

Clear Channel Communications, Inc.(a)             700,000        25,935,000
---------------------------------------------------------------------------
Univision Communications Inc.-Class A(a)          350,000         9,068,500
===========================================================================
                                                                 35,003,500
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

Building Products-1.00%

American Standard Cos. Inc.(a)                    100,000    $    6,670,000
---------------------------------------------------------------------------
Masco Corp.                                     1,000,000        20,560,000
===========================================================================
                                                                 27,230,000
===========================================================================

Computer Hardware-3.49%

Dell Computer Corp.(a)                          2,000,000        57,220,000
---------------------------------------------------------------------------
Hewlett-Packard Co.                               900,000        14,220,000
---------------------------------------------------------------------------
International Business Machines Corp.             300,000        23,682,000
===========================================================================
                                                                 95,122,000
===========================================================================

Construction Materials-0.31%

Vulcan Materials Co.                              250,000         8,390,000
===========================================================================

Consumer Finance-1.30%

Household International, Inc.                     300,000         7,128,000
---------------------------------------------------------------------------
MBNA Corp.                                      1,400,000        28,434,000
===========================================================================
                                                                 35,562,000
===========================================================================

Data Processing Services-1.78%

First Data Corp.                                  400,000        13,976,000
---------------------------------------------------------------------------
Fiserv, Inc.(a)                                   600,000        18,744,000
---------------------------------------------------------------------------
Paychex, Inc.                                     550,000        15,851,000
===========================================================================
                                                                 48,571,000
===========================================================================

Department Stores-2.00%

Federated Department Stores, Inc.(a)              400,000        12,280,000
---------------------------------------------------------------------------
Kohl's Corp.(a)                                   500,000        29,225,000
---------------------------------------------------------------------------
Nordstrom, Inc.                                   650,000        12,948,000
===========================================================================
                                                                 54,453,000
===========================================================================

Diversified Commercial Services-1.87%

Apollo Group, Inc.-Class A(a)                     350,000        14,525,000
---------------------------------------------------------------------------
Cendant Corp.(a)                                  800,000         9,200,000
---------------------------------------------------------------------------
H&R Block, Inc.                                   400,000        17,752,000
---------------------------------------------------------------------------
Weight Watchers International, Inc.(a)            200,000         9,470,000
===========================================================================
                                                                 50,947,000
===========================================================================

Diversified Financial Services-7.03%

American Express Co.                              450,000        16,366,500
---------------------------------------------------------------------------
Charles Schwab Corp. (The)                      1,500,000        13,770,000
---------------------------------------------------------------------------
Citigroup Inc.                                    750,000        27,712,500
---------------------------------------------------------------------------
Fannie Mae                                        300,000        20,058,000
---------------------------------------------------------------------------
Freddie Mac                                       450,000        27,711,000
---------------------------------------------------------------------------


                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------
Diversified Financial Services-(Continued)

Goldman Sachs Group, Inc. (The)                   400,000    $   28,640,000
---------------------------------------------------------------------------
J.P. Morgan Chase & Co.                         1,000,000        20,750,000
---------------------------------------------------------------------------
Moody's Corp.                                     200,000         9,420,000
---------------------------------------------------------------------------
SLM Corp.                                         150,000        15,411,000
---------------------------------------------------------------------------
Stilwell Financial, Inc.                        1,000,000        11,710,000
===========================================================================
                                                                191,549,000
===========================================================================

Drug Retail-1.09%

CVS Corp.                                         400,000        11,092,000
---------------------------------------------------------------------------
Walgreen Co.                                      550,000        18,562,500
===========================================================================
                                                                 29,654,500
===========================================================================

Employment Services-0.40%

Robert Half International Inc.(a)                 650,000        10,855,000
===========================================================================

Food Distributors-0.41%

Sysco Corp.                                       350,000        11,088,000
===========================================================================

Food Retail-0.78%

Kroger Co. (The)(a)                               650,000         9,646,000
---------------------------------------------------------------------------
Whole Foods Market, Inc.(a)                       250,000        11,663,500
===========================================================================
                                                                 21,309,500
===========================================================================

Footwear-0.52%

NIKE, Inc.-Class B                                300,000        14,157,000
===========================================================================

General Merchandise Stores-1.39%

Family Dollar Stores, Inc.                        350,000        10,776,500
---------------------------------------------------------------------------
Target Corp.                                      900,000        27,108,000
===========================================================================
                                                                 37,884,500
===========================================================================

Health Care Distributors & Services-2.30%

AdvancePCS(a)                                     400,000        10,040,000
---------------------------------------------------------------------------
AmerisourceBergen Corp.                           200,000        14,230,000
---------------------------------------------------------------------------
Cardinal Health, Inc.                             400,000        27,684,000
---------------------------------------------------------------------------
Express Scripts, Inc.(a)                          200,000        10,836,000
===========================================================================
                                                                 62,790,000
===========================================================================

Health Care Equipment-2.71%

Becton, Dickinson & Co.                           400,000        11,804,000
---------------------------------------------------------------------------
Boston Scientific Corp.(a)                        450,000        16,933,500
---------------------------------------------------------------------------
Medtronic, Inc.                                   450,000        20,160,000
---------------------------------------------------------------------------
St. Jude Medical, Inc.(a)                         300,000        10,683,000
---------------------------------------------------------------------------
Zimmer Holdings, Inc.(a)(b)                       350,000        14,427,000
===========================================================================
                                                                 74,007,500
===========================================================================

Health Care Facilities-1.85%

HCA Inc.                                          500,000        21,745,000
---------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------
Health Care Facilities-(Continued)

Tenet Healthcare Corp.(a)                       1,000,000    $   28,750,000
===========================================================================
                                                                 50,495,000
===========================================================================

Health Care Supplies-0.90%

Alcon, Inc. (Switzerland)(a)                      600,000        24,612,000
===========================================================================

Home Improvement Retail-2.35%

Home Depot, Inc. (The)                          1,350,000        38,988,000
---------------------------------------------------------------------------
Lowe's Cos., Inc.                                 600,000        25,038,000
===========================================================================
                                                                 64,026,000
===========================================================================

Hotels, Resorts & Cruise Lines-0.54%

Royal Caribbean Cruises Ltd.                      800,000        14,688,000
===========================================================================

Household Appliances-0.34%

Black & Decker Corp. (The)                        200,000         9,352,000
===========================================================================

Household Products-2.13%

Colgate-Palmolive Co.                             250,000        13,745,000
---------------------------------------------------------------------------
Procter & Gamble Co. (The)                        500,000        44,225,000
===========================================================================
                                                                 57,970,000
===========================================================================

Housewares & Specialties-0.77%

Newell Rubbermaid Inc.                            650,000        21,073,000
===========================================================================

Industrial Conglomerates-1.59%

Tyco International Ltd. (Bermuda)               3,000,000        43,380,000
===========================================================================

Industrial Gases-0.72%

Air Products & Chemicals, Inc.                    200,000         8,840,000
---------------------------------------------------------------------------
Praxair, Inc.                                     200,000        10,900,000
===========================================================================
                                                                 19,740,000
===========================================================================

Industrial Machinery-0.53%

Danaher Corp.                                     250,000        14,462,500
===========================================================================

Integrated Telecommunication Services-1.07%

AT&T Corp.                                      1,550,000        20,212,000
---------------------------------------------------------------------------
SBC Communications Inc.                           350,000         8,981,000
===========================================================================
                                                                 29,193,000
===========================================================================

Internet Retail-1.01%

Amazon.com, Inc.(a)                               600,000        11,616,000
---------------------------------------------------------------------------
eBay Inc.(a)                                      250,000        15,815,000
===========================================================================
                                                                 27,431,000
===========================================================================

Internet Software & Services-0.49%

Yahoo! Inc.(a)                                    900,000        13,428,000
===========================================================================

IT Consulting & Services-0.76%

Affiliated Computer Services, Inc.-Class A(a)     450,000        20,722,500
===========================================================================


                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

Managed Health Care-2.94%

Aetna Inc.                                        350,000    $   14,105,000
---------------------------------------------------------------------------
Anthem, Inc.(a)                                   250,000        15,750,000
---------------------------------------------------------------------------
Caremark Rx, Inc.(a)                              550,000         9,735,000
---------------------------------------------------------------------------
UnitedHealth Group Inc.                           300,000        27,285,000
---------------------------------------------------------------------------
WellPoint Health Networks Inc.(a)                 175,000        13,161,750
===========================================================================
                                                                 80,036,750
===========================================================================

Motorcycle Manufacturers-0.67%

Harley-Davidson, Inc.                             350,000        18,305,000
===========================================================================

Multi-Line Insurance-1.85%

American International Group, Inc.                650,000        40,657,500
---------------------------------------------------------------------------
Hartford Financial Services Group, Inc. (The)     250,000         9,875,000
===========================================================================
                                                                 50,532,500
===========================================================================

Networking Equipment-1.64%

Cisco Systems, Inc.(a)                          4,000,000        44,720,000
===========================================================================

Office Services & Supplies-0.34%

Avery Dennison Corp.                              150,000         9,336,000
===========================================================================

Oil & Gas Drilling-1.25%

ENSCO International Inc.                          250,000         6,760,000
---------------------------------------------------------------------------
Nabors Industries, Ltd. (Bermuda)(a)              500,000        17,485,000
---------------------------------------------------------------------------
Transocean Inc.                                   450,000         9,891,000
===========================================================================
                                                                 34,136,000
===========================================================================

Oil & Gas Equipment & Services-0.37%

Schlumberger Ltd. (Netherlands)                   250,000        10,027,500
===========================================================================

Oil & Gas Exploration & Production-0.37%

Devon Energy Corp.                                200,000        10,100,000
===========================================================================

Packaged Foods & Meats-0.34%

Sara Lee Corp.                                    400,000         9,132,000
===========================================================================

Personal Products-0.38%

Gillette Co. (The)                                350,000        10,458,000
===========================================================================

Pharmaceuticals-9.78%

Forest Laboratories, Inc.(a)                      100,000         9,799,000
---------------------------------------------------------------------------
Johnson & Johnson                                 950,000        55,812,500
---------------------------------------------------------------------------
Lilly (Eli) & Co.                                 400,000        22,200,000
---------------------------------------------------------------------------
Pfizer Inc.                                     1,000,000        31,770,000
---------------------------------------------------------------------------
Pharmacia Corp.                                 2,250,000        96,750,000
---------------------------------------------------------------------------
Wyeth                                           1,500,000        50,250,000
===========================================================================
                                                                266,581,500
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

Property & Casualty Insurance-0.42%

XL Capital Ltd.-Class A (Bermuda)                 150,000    $   11,422,500
===========================================================================

Restaurants-0.74%

Starbucks Corp.(a)                                450,000        10,687,500
---------------------------------------------------------------------------
Wendy's International, Inc.                       300,000         9,504,000
===========================================================================
                                                                 20,191,500
===========================================================================

Semiconductor Equipment-6.45%

Applied Materials, Inc.(a)                      6,500,000        97,695,000
---------------------------------------------------------------------------
KLA-Tencor Corp.(a)                               400,000        14,252,000
---------------------------------------------------------------------------
Lam Research Corp.(a)                           1,300,000        16,367,000
---------------------------------------------------------------------------
Novellus Systems, Inc.(a)                       1,500,000        47,400,000
===========================================================================
                                                                175,714,000
===========================================================================

Semiconductors-6.95%

Analog Devices, Inc.(a)                         1,250,000        33,500,000
---------------------------------------------------------------------------
Intel Corp.                                     1,700,000        29,410,000
---------------------------------------------------------------------------
Linear Technology Corp.                         1,000,000        27,640,000
---------------------------------------------------------------------------
Maxim Integrated Products, Inc.                   350,000        11,144,000
---------------------------------------------------------------------------
Microchip Technology Inc.                       1,250,000        30,500,000
---------------------------------------------------------------------------
Micron Technology, Inc.(a)                      1,600,000        25,600,000
---------------------------------------------------------------------------
STMicroelectronics N.V.-New York Shares
  (Netherlands)                                   800,000        15,736,000
---------------------------------------------------------------------------
Texas Instruments Inc.                          1,000,000        15,860,000
===========================================================================
                                                                189,390,000
===========================================================================

Soft Drinks-0.51%

Coca-Cola Co. (The)                               300,000        13,944,000
===========================================================================

Specialty Chemicals-0.35%

Ecolab Inc.                                       200,000         9,650,000
===========================================================================

Specialty Stores-0.98%

Bed Bath & Beyond Inc.(a)                         750,000        26,595,000
===========================================================================

Systems Software-5.22%

Computer Associates International, Inc.         1,000,000        14,860,000
---------------------------------------------------------------------------
Microsoft Corp.(a)                              2,000,000       106,940,000
---------------------------------------------------------------------------
Oracle Corp.(a)                                 2,000,000        20,380,000
===========================================================================
                                                                142,180,000
===========================================================================

Telecommunications Equipment-0.38%

QUALCOMM Inc.(a)                                  300,000        10,356,000
===========================================================================

Tobacco-0.52%

Philip Morris Cos. Inc.                           350,000        14,262,500
===========================================================================


                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

Wireless Telecommunication Services-0.79%

AT&T Wireless Services Inc.(a)                  1,500,000    $   10,305,000
---------------------------------------------------------------------------
Nextel Communications, Inc.-Class A(a)          1,000,000        11,280,000
===========================================================================
                                                                 21,585,000
===========================================================================
    Total Common Stocks & Other Equity
       Interests (Cost $2,799,876,312)                        2,682,624,809
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

Money Market Funds-2.68%

STIC Liquid Assets Portfolio(c)                36,578,212    $   36,578,212
---------------------------------------------------------------------------
STIC Prime Portfolio(c)                        36,578,212        36,578,212
===========================================================================
    Total Money Market Funds (Cost
       $73,156,424)                                              73,156,424
===========================================================================
TOTAL INVESTMENTS-101.08% (Cost
  $2,873,032,736)(d)                                          2,755,781,233
===========================================================================
OTHER ASSETS LESS LIABILITIES-(1.08%)                           (29,484,351)
===========================================================================
NET ASSETS-100.00%                                           $2,726,296,882
___________________________________________________________________________
===========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 7.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.
(d) The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The following is a summary of the transactions with affiliates for the year ended October 31, 2002.

                                                                            CHANGE IN
                           MARKET VALUE     PURCHASE         SALES         UNREALIZED      MARKET VALUE    DIVIDEND    REALIZED
                            10/31/2001       AT COST        AT COST       APPR./(DEPR.)     10/31/2002      INCOME   GAIN/(LOSS)
                           ======================================================================================================
   Blockbuster Inc.-Class
   A                       $14,471,160     $66,246,373    $(78,186,855)    $(2,530,678)    $         -     $35,090   $(11,465,501)

See Notes to Financial Statements.

Statement of Assets and Liabilities

October 31, 2002

ASSETS:

Investments, at market value (cost $2,873,032,736)*    $2,755,781,233
---------------------------------------------------------------------
Foreign currencies, at value (cost $127)                          128
---------------------------------------------------------------------
Receivables for:
  Investments sold                                         86,174,507
---------------------------------------------------------------------
  Fund shares sold                                            748,513
---------------------------------------------------------------------
  Dividends                                                 1,728,725
---------------------------------------------------------------------
Investment for deferred compensation plan                     159,752
---------------------------------------------------------------------
Collateral for securities loaned                           48,365,000
---------------------------------------------------------------------
Other assets                                                  498,784
=====================================================================
     Total assets                                       2,893,456,642
_____________________________________________________________________
=====================================================================


LIABILITIES:

Payables for:
  Investments purchased                                   105,798,488
---------------------------------------------------------------------
  Fund shares reacquired                                    8,813,795
---------------------------------------------------------------------
  Options written (premiums received $585,867)                541,250
---------------------------------------------------------------------
  Deferred compensation plan                                  159,752
---------------------------------------------------------------------
  Collateral upon return of securities loaned              48,365,000
---------------------------------------------------------------------
Accrued distribution fees                                   1,661,024
---------------------------------------------------------------------
Accrued trustees' fees                                          2,610
---------------------------------------------------------------------
Accrued transfer agent fees                                 1,341,608
---------------------------------------------------------------------
Accrued operating expenses                                    476,233
=====================================================================
     Total liabilities                                    167,159,760
=====================================================================
Net assets applicable to shares outstanding            $2,726,296,882
_____________________________________________________________________
=====================================================================

NET ASSETS:

Class A                                                $2,104,660,220
_____________________________________________________________________
=====================================================================
Class B                                                $  533,223,559
_____________________________________________________________________
=====================================================================
Class C                                                $   86,454,751
_____________________________________________________________________
=====================================================================
Class R                                                $       75,548
_____________________________________________________________________
=====================================================================
Institutional Class                                    $    1,882,804
_____________________________________________________________________
=====================================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Class A                                                   222,166,712
_____________________________________________________________________
=====================================================================
Class B                                                    60,468,715
_____________________________________________________________________
=====================================================================
Class C                                                     9,794,273
_____________________________________________________________________
=====================================================================
Class R                                                         7,975
_____________________________________________________________________
=====================================================================
Institutional Class                                           190,038
_____________________________________________________________________
=====================================================================
Class A:
  Net asset value per share                            $         9.47
---------------------------------------------------------------------
  Offering price per share:
     (Net asset value of $9.47 divided by 94.50%)      $        10.02
_____________________________________________________________________
=====================================================================
Class B:
  Net asset value and offering price per share         $         8.82
_____________________________________________________________________
=====================================================================
Class C:
  Net asset value and offering price per share         $         8.83
_____________________________________________________________________
=====================================================================
Class R:
  Net asset value and offering price per share         $         9.47
_____________________________________________________________________
=====================================================================
Institutional Class:
  Net asset value and offering price per share         $         9.91
_____________________________________________________________________
=====================================================================


* At October 31, 2002, securities with an aggregate market value of $47,963,220 were on loan to brokers.
Statement of Operations

For the year ended October 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $167,474)                                           $    25,641,915
---------------------------------------------------------------------
Dividends from affiliated money market funds                2,003,666
---------------------------------------------------------------------
Interest                                                       79,513
---------------------------------------------------------------------
Security lending income                                       568,605
=====================================================================
     Total investment income                               28,293,699
=====================================================================

EXPENSES:

Advisory fees                                              26,086,537
---------------------------------------------------------------------
Administrative services fees                                  450,564
---------------------------------------------------------------------
Custodian fees                                                267,075
---------------------------------------------------------------------
Distribution fees -- Class A                                9,600,534
---------------------------------------------------------------------
Distribution fees -- Class B                                7,658,196
---------------------------------------------------------------------
Distribution fees -- Class C                                1,234,983
---------------------------------------------------------------------
Distribution fees -- Class R                                       43
---------------------------------------------------------------------
Transfer agent fees                                        14,162,876
---------------------------------------------------------------------
Transfer agent fees -- Institutional Class                      2,990
---------------------------------------------------------------------
Trustees' fees                                                 22,833
---------------------------------------------------------------------
Other                                                       1,291,447
=====================================================================
     Total expenses                                        60,778,078
=====================================================================
Less: Fees waived                                             (28,985)
---------------------------------------------------------------------
    Expenses paid indirectly                                  (62,973)
=====================================================================
    Net expenses                                           60,686,120
=====================================================================
Net investment income (loss)                              (32,392,421)
=====================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES, FUTURES CONTRACTS
  AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                  (810,794,403)
---------------------------------------------------------------------
  Foreign currencies                                         (315,885)
---------------------------------------------------------------------
  Futures contracts                                        10,637,350
---------------------------------------------------------------------
  Option contracts written                                  3,889,123
=====================================================================
                                                         (796,583,815)
=====================================================================
Change in net unrealized appreciation (depreciation)
  of:
  Investment securities                                  (252,798,311)
---------------------------------------------------------------------
  Foreign currencies                                          413,050
---------------------------------------------------------------------
  Futures contracts                                         6,153,088
---------------------------------------------------------------------
  Option contracts written                                     44,617
=====================================================================
                                                         (246,187,556)
=====================================================================
Net gain (loss) from investment securities, foreign
  currencies, futures contracts and option contracts   (1,042,771,371)
=====================================================================
Net increase (decrease) in net assets resulting from
  operations                                          $(1,075,163,792)
_____________________________________________________________________
=====================================================================

See Notes to Financial Statements.

Statement of Changes in Net Assets

For the years ended October 31, 2002 and 2001

                                                                   2002               2001
------------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (32,392,421)   $   (51,530,302)
------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, futures contracts and option
    contracts                                                    (796,583,815)    (2,619,839,284)
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies, futures
    contracts and option contracts                               (246,187,556)    (2,503,372,023)
================================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                (1,075,163,792)    (5,174,741,609)
================================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                                  --     (1,121,031,643)
------------------------------------------------------------------------------------------------
  Class B                                                                  --       (257,775,222)
------------------------------------------------------------------------------------------------
  Class C                                                                  --        (40,618,148)
------------------------------------------------------------------------------------------------
  Institutional Class                                                      --         (2,238,331)
------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                      (1,064,806,254)       270,194,498
------------------------------------------------------------------------------------------------
  Class B                                                        (180,109,268)       174,387,701
------------------------------------------------------------------------------------------------
  Class C                                                         (30,575,415)        38,305,460
------------------------------------------------------------------------------------------------
  Class R                                                              72,385                 --
------------------------------------------------------------------------------------------------
  Institutional Class                                              (5,419,461)          (703,710)
================================================================================================
    Net increase (decrease) in net assets                      (2,356,001,805)    (6,114,221,004)
================================================================================================

NET ASSETS:

  Beginning of year                                             5,082,298,687     11,196,519,691
================================================================================================
  End of year                                                 $ 2,726,296,882    $ 5,082,298,687
________________________________________________________________________________________________
================================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 6,266,669,716    $ 7,580,212,372
------------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (437,153)          (433,499)
------------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, futures contracts and
    option contracts                                           (3,422,728,820)    (2,626,460,881)
------------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies, futures contracts and
    option contracts                                             (117,206,861)       128,980,695
================================================================================================
                                                              $ 2,726,296,882    $ 5,082,298,687
________________________________________________________________________________________________
================================================================================================

See Notes to Financial Statements.

Notes to Financial Statements

October 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Weingarten Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Class R shares and Institutional Class shares are sold at net asset value. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to provide growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

H. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

I. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $350 million, plus 0.625% of the Fund's average daily net assets in excess of $350 million. AIM has agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2002, AIM waived fees of $28,985. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2002, AIM was paid $450,564 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2002, AFS retained $7,929,845 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and the Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares, Class C shares and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the master distribution agreements, for the year ended October 31, 2002, the Class A, Class B, Class C and Class R shares paid $9,600,534, $7,658,196, $1,234,983 and $43, respectively.

  AIM Distributors retained commissions of $482,681 from sales of the Class A shares of the Fund during the year ended October 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2002, AIM Distributors retained $39,755, $181, $21,916 and $0 in contingent deferred sales charges imposed on redemptions of Class A, Class B, Class C and Class R shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the year ended October 31, 2002, the Fund paid legal fees of $16,256 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.
NOTE 3--INDIRECT EXPENSES

For the year ended October 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $62,514 and reductions in custodian fees of $459 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $62,973.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.
NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At October 31, 2002, securities with an aggregate value of $47,963,220 were on loan to brokers. The loans were secured by cash collateral of $48,365,000 received by the Fund and subsequently invested in STIC Liquid Assets Portfolio, an affiliated money market fund. For the year ended October 31, 2002, the Fund received fees of $568,605 for securities lending.

NOTE 7--CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 2002 are summarized as follows:

                                      CALL OPTION CONTRACTS
                                     ------------------------
                                     NUMBER OF     PREMIUMS
                                     CONTRACTS     RECEIVED
-------------------------------------------------------------
Beginning of year                          --     $        --
-------------------------------------------------------------
Written                                45,149       8,998,111
-------------------------------------------------------------
Closed                                (40,828)     (7,924,598)
-------------------------------------------------------------
Exercised                              (1,821)       (487,646)
=============================================================
End of year                             2,500     $   585,867
_____________________________________________________________
=============================================================


  Open call option contracts written at October 31, 2002 were as follows:

                                                       OCTOBER 31,
                                                          2002         UNREALIZED
            CONTRACT   STRIKE   NUMBER OF   PREMIUMS     MARKET       APPRECIATION
ISSUE        MONTH     PRICE    CONTRACTS   RECEIVED      VALUE      (DEPRECIATION)
-----------------------------------------------------------------------------------
Electronic
  Arts
  Inc.       Dec-02     $70       1,500     $378,873    $333,750        $45,123
-----------------------------------------------------------------------------------
Zimmer
 Holdings,
  Inc.       Nov-02      40       1,000      206,994     207,500           (506)
===================================================================================
                                  2,500     $585,867    $541,250        $44,617
___________________________________________________________________________________
===================================================================================

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

The tax character of distributions paid during the years ended October 31, 2002 and 2001 were as follows:

                                       2002          2001
--------------------------------------------------------------
Distributions paid from long-term
  capital gain                         $ --     $1,421,300,129
______________________________________________________________
==============================================================


Tax Components of Beneficial Interest:

As of October 31, 2002, the components of beneficial interest on a tax basis were as follows:

Unrealized appreciation
  (depreciation) -- investments                $  (217,806,596)
--------------------------------------------------------------
Temporary book/tax differences                        (437,153)
--------------------------------------------------------------
Capital loss carryforward                       (3,322,129,085)
--------------------------------------------------------------
Shares of beneficial interest                    6,266,669,716
==============================================================
                                               $ 2,726,296,882
______________________________________________________________
==============================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales. Amount includes appreciation on foreign currencies and options contracts written of $44,643.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                                                CAPITAL LOSS
EXPIRATION                                      CARRYFORWARD
-------------------------------------------------------------
October 31, 2009                               $2,559,101,338
-------------------------------------------------------------
October 31, 2010                                  763,027,747
=============================================================
                                               $3,322,129,085
_____________________________________________________________
=============================================================

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2002 was $8,582,126,797 and $9,241,130,432, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                         $ 167,346,747
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (385,197,986)
=============================================================
Net unrealized appreciation (depreciation) of
  investment securities                         $(217,851,239)
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $2,973,632,472.

NOTE 10--RECLASSIFICATIONS OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of foreign currency transactions, a net operating loss reclassification, and other items, on October 31, 2002, undistributed net investment income increased by $32,388,767, undistributed net realized gains increased by $315,876 and shares of beneficial interest decreased by $32,704,643. This reclassification had no effect on the net assets of the Fund.


NOTE 11--SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2002 and 2001 were as follows:

                                                                           2002                               2001
                                                              -------------------------------    ------------------------------
                                                                 SHARES           AMOUNT           SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       16,965,953*   $   203,558,830*    30,268,361    $   534,842,502
-------------------------------------------------------------------------------------------------------------------------------
  Class B                                                        5,995,984         66,787,479     13,914,532        238,827,916
-------------------------------------------------------------------------------------------------------------------------------
  Class C                                                        1,919,777         21,362,371      4,329,075         74,411,514
-------------------------------------------------------------------------------------------------------------------------------
  Class R**                                                          7,975             72,385             --                 --
-------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                               45,598            504,589         96,341          1,778,918
===============================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                               --                 --     50,737,569      1,049,729,056
-------------------------------------------------------------------------------------------------------------------------------
  Class B                                                               --                 --     12,575,383        245,330,006
-------------------------------------------------------------------------------------------------------------------------------
  Class C                                                               --                 --      2,001,892         39,096,945
-------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                   --                 --         98,123          2,101,806
===============================================================================================================================
Reacquired:
  Class A                                                     (111,225,206)    (1,268,365,084)   (82,325,956)    (1,314,377,060)
-------------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (23,336,616)*     (246,896,747)*  (20,537,177)      (309,770,221)
-------------------------------------------------------------------------------------------------------------------------------
  Class C                                                       (4,815,984)       (51,937,786)    (4,874,492)       (75,202,999)
-------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             (438,298)        (5,924,050)      (254,314)        (4,584,434)
===============================================================================================================================
                                                              (114,880,817)   $(1,280,838,013)     6,029,337    $   482,183,949
_______________________________________________________________________________________________________________________________
===============================================================================================================================

 * Includes automatic conversion of 393,806 shares of Class B shares in the amount of $4,307,233 to 368,013 shares of Class A shares in the amount of $4,307,233.
** Class R shares commenced sales on June 3, 2002.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                         CLASS A
                                                         ------------------------------------------------------------------------

                                                                                  YEAR ENDED OCTOBER 31,
                                                         ------------------------------------------------------------------------
                                                            2002             2001          2000             1999          1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $    12.65       $    28.16    $    28.31       $    21.72    $    22.72
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                (0.07)(a)        (0.10)        (0.14)(a)        (0.10)         0.02
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                               (3.11)          (11.87)         3.18             8.16          2.38
=================================================================================================================================
    Total from investment operations                          (3.18)          (11.97)         3.04             8.06          2.40
=================================================================================================================================
Less distributions:
  Dividends from net investment income                           --               --            --            (0.01)           --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          --            (3.54)        (3.19)           (1.46)        (3.40)
=================================================================================================================================
    Total distributions                                          --            (3.54)        (3.19)           (1.47)        (3.40)
=================================================================================================================================
Net asset value, end of period                           $     9.47       $    12.65    $    28.16       $    28.31    $    21.72
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                              (25.14)%         (47.38)%       10.61%           38.62%        12.34%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                 $2,104,660       $4,001,552    $8,948,781       $8,089,739    $6,094,178
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                             1.33%(c)         1.21%         1.03%            1.03%         1.04%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                          1.33%(c)         1.22%         1.07%            1.08%         1.09%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                      (0.64)%(c)       (0.56)%       (0.45)%          (0.38)%        0.07%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                         217%             240%          145%             124%          125%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and does not include sales charges.
(c)  Ratios are based on average daily net assets of $3,200,178,207.


                                                                                   CLASS B
                                                    ---------------------------------------------------------------------

                                                                           YEAR ENDED OCTOBER 31,
                                                    ---------------------------------------------------------------------
                                                      2002           2001         2000             1999            1998
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $  11.86       $  26.82    $    27.29       $    21.12       $  22.34
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                         (0.15)(a)      (0.21)        (0.36)(a)        (0.30)(a)      (0.15)(a)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                    (2.89)        (11.21)         3.08             7.93           2.33
=========================================================================================================================
    Total from investment operations                   (3.04)        (11.42)         2.72             7.63           2.18
=========================================================================================================================
Less distributions from net realized gains                --          (3.54)        (3.19)           (1.46)         (3.40)
=========================================================================================================================
Net asset value, end of period                      $   8.82       $  11.86    $    26.82       $    27.29       $  21.12
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                       (25.63)%       (47.75)%        9.76%           37.59%         11.45%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $533,224       $922,476    $1,927,514       $1,291,456       $705,750
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                      2.04%(c)       1.92%         1.78%            1.82%          1.83%
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                   2.04%(c)       1.93%         1.82%            1.87%          1.87%
=========================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                           (1.34)%(c)     (1.27)%       (1.20)%          (1.17)%        (0.72)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                  217%           240%          145%             124%           125%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and does not include contingent deferred sales.
(c)  Ratios are based on average daily net assets of $765,819,603.


                                                                                         CLASS C
                                                              --------------------------------------------------------------

                                                                                   YEAR ENDED OCTOBER 31,
                                                              ----------------------------------------------------------------
                                                               2002           2001        2000             1999         1998
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 11.87       $  26.85    $  27.30         $  21.14      $ 22.34
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.15)(a)      (0.21)      (0.36)(a)        (0.30)(a)    (0.15)(a)
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (2.89)        (11.23)       3.10             7.92         2.35
==============================================================================================================================
    Total from investment operations                            (3.04)        (11.44)       2.74             7.62         2.20
==============================================================================================================================
Less distributions from net realized gains                         --          (3.54)      (3.19)           (1.46)       (3.40)
==============================================================================================================================
Net asset value, end of period                                $  8.83       $  11.87    $  26.85         $  27.30      $ 21.14
______________________________________________________________________________________________________________________________
==============================================================================================================================
Total return(b)                                                (25.61)%       (47.77)%      9.83%           37.50%       11.54%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $86,455       $150,604    $301,590         $105,420      $23,107
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.04%(c)       1.92%       1.78%            1.82%        1.83%
------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.04%(c)       1.93%       1.82%            1.87%        1.87%
==============================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.34)%(c)     (1.27)%     (1.20)%          (1.17)%      (0.72)%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate                                           217%           240%        145%             124%         125%
______________________________________________________________________________________________________________________________
==============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and does not include contingent deferred sales charges.
(c)  Ratios are based on average daily net assets of $123,498,266.

                                                                 CLASS R
                                                              -------------
                                                              JUNE 3, 2002
                                                               (DATE SALES
                                                              COMMENCED) TO
                                                               OCTOBER 31,
                                                                  2002
---------------------------------------------------------------------------
Net asset value, beginning of period                             $ 11.36
---------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.03)(a)
---------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (1.86)
===========================================================================
    Total from investment operations                               (1.89)
===========================================================================
Net asset value, end of period                                   $  9.47
___________________________________________________________________________
===========================================================================
Total return(b)                                                   (16.64)%
___________________________________________________________________________
===========================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $    76
___________________________________________________________________________
===========================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                  1.53%(c)
---------------------------------------------------------------------------
  Without fee waivers                                               1.53%(c)
===========================================================================
Ratio of net investment income (loss) to average net assets        (0.84)%(c)
___________________________________________________________________________
===========================================================================
Portfolio turnover rate                                              217%
___________________________________________________________________________
===========================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $20,882.


                                                                                 INSTITUTIONAL CLASS
                                                              ----------------------------------------------------------

                                                                                YEAR ENDED OCTOBER 31,
                                                              ----------------------------------------------------------
                                                               2002          2001       2000           1999       1998
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 13.16       $ 29.00    $ 28.96       $  22.18    $ 23.05
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.01)(a)     (0.01)     (0.06)(a)       0.02       0.10
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (3.24)       (12.29)      3.29           8.32       2.43
========================================================================================================================
    Total from investment operations                            (3.25)       (12.30)      3.23           8.34       2.53
========================================================================================================================
Less distributions:
  Dividends from net investment income                             --            --         --          (0.10)        --
------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --         (3.54)     (3.19)         (1.46)     (3.40)
========================================================================================================================
    Total distributions                                            --         (3.54)     (3.19)         (1.56)     (3.40)
========================================================================================================================
Net asset value, end of period                                $  9.91       $ 13.16    $ 29.00       $  28.96    $ 22.18
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(b)                                                (24.70)%      (47.11)%    11.07%         39.20%     12.79%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $ 1,883       $ 7,667    $18,634       $114,076    $72,884
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               0.82%(c)      0.69%      0.64%          0.63%      0.62%
------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            0.82%(c)      0.70%      0.68%          0.68%      0.67%
========================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.12)%(c)    (0.04)%    (0.04)%         0.02%      0.49%
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate                                           217%          240%       145%           124%       125%
________________________________________________________________________________________________________________________
========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles.
(c)  Ratios are based on average daily net assets of $2,341,287.

Report of Independent Auditors

To the Shareholders of AIM Weingarten Fund and Board of Trustees of AIM Equity Funds:



We have audited the accompanying statement of assets and liabilities of AIM Weingarten Fund (a portfolio AIM Equity Funds), including the schedule of investments, as of October 31, 2002, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Weingarten Fund as of October 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP
Houston, Texas
December 10, 2002

OTHER INFORMATION

Trustees and Officers

As of December 31, 2001

The address of each trustee and officer of AIM Equity Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                     Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                         Held by Trustee
---------------------------------------------------------------------------------------------------------------------------------

   Interested Persons
---------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham* -- 1946       1988               Chairman, President and Chief Executive     None
   Trustee, Chairman and                              Officer, A I M Management Group Inc.
   President                                          (financial services holding company);
                                                      Chairman and President, A I M Advisors,
                                                      Inc. (registered investment advisor);
                                                      Director and Senior Vice President, A I M
                                                      Capital Management, Inc. (registered
                                                      investment advisor); Chairman, A I M
                                                      Distributors, Inc. (registered broker
                                                      dealer), A I M Fund Services, Inc.,
                                                      (registered transfer agent), and Fund
                                                      Management Company (registered broker
                                                      dealer); and Director and Vice Chairman,
                                                      AMVESCAP PLC (parent of AIM and a global
                                                      investment management firm)
---------------------------------------------------------------------------------------------------------------------------------

   Independent Trustees
---------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001               Of Counsel, law firm of Baker & McKenzie    Badgley Funds, Inc. (registered
   Trustee                                                                                        investment company)
---------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1993               Chairman, Crockett Technology Associates    ACE Limited (insurance
   Trustee                                            (technology consulting company)             company); and Captaris, Inc.
                                                                                                  (unified messaging provider)
---------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000               Chairman, Cortland Trust, Inc.              None
   Trustee                                            (registered investment company) and DHJ
                                                      Media, Inc.; Director, Magellan Insurance
                                                      Company; Member of Advisor Board of
                                                      Rotary Power International (designer,
                                                      manufacturer, and seller of rotary power
                                                      engines); formerly, Director, President
                                                      and CEO, Volvo Group North America, Inc.;
                                                      and director of various affiliated Volvo
                                                      companies
---------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998               Formerly, Chairman, Mercantile Mortgage     None
   Trustee                                            Corp.; Vice Chairman, President and Chief
                                                      Operating Officer, Mercantile-Safe
                                                      Deposit & Trust Co.; and President,
                                                      Mercantile Bankshares Corp.
---------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997               Chief Executive Officer, Twenty First       Administaff
   Trustee                                            Century Group, Inc. (government affairs
                                                      company)
---------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1988               Partner, law firm of Kramer Levin           Cortland Trust, Inc.
   Trustee                                            Naftalis and Frankel LLP                    (registered investment company)
---------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998               Formerly, Chief Executive Officer, YWCA     None
   Trustee                                            of the USA
---------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1988               Partner, law firm of Pennock & Cooper       None
   Trustee
---------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001               Retired                                     None
   Trustee
---------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar -- 1939          1989               Executive Vice President, Development and   None
   Trustee                                            Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
---------------------------------------------------------------------------------------------------------------------------------

 * Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of December 31, 2001


The address of each trustee and officer of AIM Equity Funds is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                     Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                         Held by Trustee
---------------------------------------------------------------------------------------------------------------------------------

   Other Officers
---------------------------------------------------------------------------------------------------------------------------------

   Gary T. Crum -- 1947            1988               Director and President, A I M Capital       N/A
   Senior Vice President                              Management, Inc.; Director and Executive
                                                      Vice President, A I M Management Group
                                                      Inc.; Director and Senior Vice President,
                                                      A I M Advisors, Inc.; and Director, A I M
                                                      Distributors, Inc. and AMVESCAP PLC
---------------------------------------------------------------------------------------------------------------------------------

   Carol F. Relihan -- 1954        1988               Director, Senior Vice President, General    N/A
   Senior Vice President and                          Counsel and Secretary, A I M Advisors,
   Secretary                                          Inc. and A I M Management Group Inc.;
                                                      Director, Vice President and General
                                                      Counsel, Fund Management Company; and
                                                      Vice President, A I M Fund Services,
                                                      Inc., A I M Capital Management, Inc. and
                                                      A I M Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Melville B. Cox -- 1943         1992               Vice President and Chief Compliance         N/A
   Vice President                                     Officer, A I M Advisors, Inc. and A I M
                                                      Capital Management, Inc.; and Vice
                                                      President, A I M Fund Services, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen -- 1940         1999               Vice President, A I M Advisors, Inc. and    N/A
   Vice President                                     A I M Capital Management, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Dana R. Sutton -- 1959          1988               Vice President and Fund Treasurer, A I M    N/A
   Vice President and Treasurer                       Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------
The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND         INVESTMENT ADVISOR          DISTRIBUTOR                 AUDITORS                      SUB-ADVISOR
11 Greenway Plaza          A I M Advisors, Inc.        A I M Distributors, Inc.    Ernst & Young LLP             A I M Capital
Suite 100                  11 Greenway Plaza           11 Greenway Plaza           5 Houston Center              Management, Inc.
Houston, TX 77046          Suite 100                   Suite 100                   1401 McKinney                 11 Greenway Plaza
                           Houston, TX 77046           Houston, TX 77046           Suite 1200                    Suite 100
                                                                                   Houston, TX 77010             Houston, TX 77046

COUNSEL TO THE FUND        COUNSEL TO THE TRUSTEES     TRANSFER AGENT              CUSTODIAN
Ballard Spahr              Kramer, Levin, Naftalis &   A I M Fund Services, Inc.   State Street Bank and Trust
Andrews & Ingersoll, LLP   Frankel LLP                 P.O. Box 4739               Company
1735 Market Street         919 Third Avenue            Houston, TX 77210-4739      225 Franklin Street
Philadelphia, PA 19103     New York, NY 10022                                      Boston, MA 02110

THE AIM FAMILY OF FUNDS--Registered Trademark--

================================================================================

                                  [COVER IMAGE]

                                 MORE AGGRESSIVE

                                  SECTOR EQUITY

                           INTERNATIONAL/GLOBAL EQUITY

                                 DOMESTIC EQUITY

                                  FIXED INCOME

                                MORE CONSERVATIVE

================================================================================

                                                                                                  FIXED INCOME

         DOMESTIC EQUITY                       INTERNATIONAL/GLOBAL EQUITY                          TAXABLE

         MORE AGGRESSIVE                             MORE AGGRESSIVE                            MORE AGGRESSIVE

AIM Emerging Growth Fund                AIM Developing Markets Fund                 AIM High Yield Fund II
AIM Small Cap Growth Fund(1)            AIM European Small Company Fund             AIM High Yield Fund
AIM Aggressive Growth Fund              AIM Asia Pacific Growth Fund(2)             AIM Strategic Income Fund
AIM Opportunities I Fund(2,3)           AIM International Emerging Growth Fund      AIM Income Fund
AIM Mid Cap Growth Fund                 AIM Global Aggressive Growth Fund           AIM Global Income Fund
AIM Libra Fund                          AIM European Growth Fund(2)                 AIM Total Return Bond Fund
AIM Dent Demographic Trends Fund        AIM International Growth Fund(2)            AIM Intermediate Government Fund
AIM Opportunities II Fund(2,3)          AIM Global Growth Fund                      AIM Short Term Bond Fund
AIM Constellation Fund                  AIM Worldwide Spectrum Fund                 AIM Floating Rate Fund
AIM Large Cap Growth Fund               AIM Global Trends Fund                      AIM Limited Maturity Treasury Fund(4,5)
AIM Weingarten Fund                     AIM International Core Equity Fund(2)       AIM Money Market Fund
AIM Opportunities III Fund(2,3)
AIM Small Cap Equity Fund                           MORE CONSERVATIVE                          MORE CONSERVATIVE
AIM Capital Development Fund
AIM Mid Cap Core Equity Fund(2)                       SECTOR EQUITY                                 TAX-FREE
AIM Select Equity Fund
AIM Premier Equity II Fund(2)                        MORE AGGRESSIVE                            MORE AGGRESSIVE
AIM Premier Equity Fund(2)
AIM Blue Chip Fund                      AIM New Technology Fund                     AIM High Income Municipal Fund
AIM Mid Cap Basic Value Fund            AIM Global Science and Technology Fund(2)   AIM Municipal Bond Fund
AIM Large Cap Core Equity Fund          AIM Global Energy Fund                      AIM Tax-Free Intermediate Fund(4,5)
AIM Charter Fund                        AIM Global Financial Services Fund          AIM Tax-Exempt Cash Fund
AIM Basic Value Fund                    AIM Global Health Care Fund
AIM Large Cap Basic Value Fund          AIM Global Utilities Fund                              MORE CONSERVATIVE
AIM Balanced Fund*                      AIM Real Estate Fund
AIM Basic Balanced Fund*                                                                       [AIM FUNDS LOGO]
                                                    MORE CONSERVATIVE                      --Registered Trademark--
        MORE CONSERVATIVE

*Domestic equity and income fund

Equity and fixed-income funds are shown from more aggressive to more conservative. When assessing the degree of risk, qualitative and quantitative factors considered included the funds' portfolio holdings, diversification permitted within the fund, the funds' standard deviations for three, five, 10, 15, 20 and 25 years, R-squared and beta analysis relative to the style-specific benchmarks, and the possibility of incorporating portfolio management tools such as leverage, derivatives and short selling. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For more information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (2) The following fund name changes became effective 7/1/02: AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3) Effective Oct. 1, 2002, the fund reopened to new investors. (4) Class A shares closed to new investors on Oct. 30, 2002. (5) Class A3 shares were first offered on October 31, 2002.

    For more complete information about any AIM fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read it carefully before investing. This brochure is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus, which contains more complete information, including sales charges and expenses. Please read it carefully before investing. If used after Jan. 20, 2003, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end.

A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and manages $117 billion in assets for approximately 9 million shareholders, including individual investors, corporate clients and financial institutions.

    The AIM Family of Funds--Registered Trademark-- is distributed nationwide. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $323 billion in assets under management.

As of 9/30/02.


                         INVEST WITH DISCIPLINE--Registered Trademark--
A I M Distributors, Inc.                                                WEI-AR-1